  As filed with the Securities and Exchange Commission on October 3, 2005.
                                                          File No. 333-119417
                                                                    811-08584

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.                                        [ ]
                                    -------
         Post-Effective Amendment No.   3                                   [X]
                                     -------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                  Amendment No.   106                                       [X]
                                ------

                         HARTFORD LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT THREE
                           (Exact Name of Registrant)

                         HARTFORD LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                  P.O. BOX 2999
                             HARTFORD, CT 06104-2999
                   (Address of Depositor's Principal Offices)

                                 (860) 843-5445
               (Depositor's Telephone Number, Including Area Code)

                             CHRISTOPHER M. GRINNELL
                         HARTFORD LIFE INSURANCE COMPANY
                                  P.O. BOX 2999
                             HARTFORD, CT 06104-2999
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective:

___   immediately upon filing pursuant to paragraph (b) of Rule 485

_X_   on November 1, 2005 pursuant to paragraph (b) of Rule 485

___   60 days after filing pursuant to paragraph (a)(1) of Rule 485

___   on __________, 2005 pursuant to paragraph (a)(1) of Rule 485

___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    PART A

THE DIRECTOR M OUTLOOK
SEPARATE ACCOUNT THREE
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085


[ICON]      1-800-862-6668 (CONTRACT OWNERS)
            1-800-862-7155 (REGISTERED REPRESENTATIVES)
[ICON]      WWW.HARTFORDINVESTOR.COM


                                                             [THE HARTFORD LOGO]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This prospectus describes information you should know before you purchase Series I of The Director M Outlook variable annuity or make subsequent premium payments. Please read it carefully and keep it for your records.



This variable annuity is a contract between you and Hartford Life Insurance Company ("us," "we" or "our") where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:


X  Flexible, because you may add Premium Payments at any time.


X Tax-deferred, which means you may not have to pay taxes until you take money out or until we start to make Annuity Payouts.


X Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.


You must allocate your Premium Payment to "Sub-Accounts." The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors ("Funds"). These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following portfolio companies: The Funds are part of the following portfolio companies:
AllianceBernstein Variable Products Series Fund, Inc., Fidelity Variable Insurance Products, Hartford HLS Series Fund II, Inc., Hartford Series
Fund, Inc., Oppenheimer Variable Accounts Funds, Putnam Variable Trust, The Universal Institutional Funds, Inc., and Van Kampen Life Investment Trust. The Funds are described in greater detail in Section 3.



You may also allocate some or all of your Premium Payment to the Fixed Accumulation Feature, which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our assets like the assets of the Separate Account.



You should keep this prospectus for your records. You can also contact us to get a Statement of Additional Information free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov). You may also obtain a copy of this prospectus and the Statement of Additional Information, as amended from time to time, in a compact disk by contacting us.



This Contract IS NOT:


- A bank deposit or obligation

- Federally insured

- Endorsed by any bank or governmental agency


This Contract and its features may not be available for sale in all states. Please refer to the "State Variations" discussion in Section 7 for additional information about variations in fees and features based on specific state requirements.

--------------------------------------------------------------------------------

PROSPECTUS DATED: NOVEMBER 1, 2005
STATEMENT OF ADDITIONAL INFORMATION DATED: NOVEMBER 1, 2005

2
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


TABLE OF CONTENTS



                                                                            PAGE
--------------------------------------------------------------------------------
1. HIGHLIGHTS                                                                 3
--------------------------------------------------------------------------------
2. SYNOPSIS                                                                   6
--------------------------------------------------------------------------------
3. GENERAL CONTRACT INFORMATION                                               9
--------------------------------------------------------------------------------
  Hartford Life Insurance Company                                             9
--------------------------------------------------------------------------------
  The Separate Account                                                        9
--------------------------------------------------------------------------------
  The Funds                                                                   9
--------------------------------------------------------------------------------
  Fixed Accumulation Feature                                                 15
--------------------------------------------------------------------------------
4. PERFORMANCE RELATED INFORMATION                                           16
--------------------------------------------------------------------------------
5. THE CONTRACT                                                              17
--------------------------------------------------------------------------------
  a.  Purchases and Contract Value                                           17
--------------------------------------------------------------------------------
  b. Charges and Fees                                                        21
--------------------------------------------------------------------------------
  c.  The Hartford's Principal First and The Hartford's Principal First
  Preferred                                                                  24
--------------------------------------------------------------------------------
  d. Death Benefits                                                          27
--------------------------------------------------------------------------------
  e.  The Hartford's Lifetime Income Builder                                 31
--------------------------------------------------------------------------------
  f.  Surrenders                                                             35
--------------------------------------------------------------------------------
  g.  Annuity Payouts                                                        37
--------------------------------------------------------------------------------
  h.  Other Programs Available                                               41
--------------------------------------------------------------------------------
6. DEFINITIONS                                                               43
--------------------------------------------------------------------------------
7. OTHER INFORMATION                                                         45
--------------------------------------------------------------------------------
  Legal Matters                                                              47
--------------------------------------------------------------------------------
  More Information                                                           47
--------------------------------------------------------------------------------
  Financial Statements                                                       47
--------------------------------------------------------------------------------
  State Variations                                                           48
--------------------------------------------------------------------------------
8. FEDERAL TAX CONSIDERATIONS                                                49
--------------------------------------------------------------------------------
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                     55
--------------------------------------------------------------------------------
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS           56
--------------------------------------------------------------------------------
APPENDIX II -- DEATH BENEFIT -- EXAMPLES                                     62
--------------------------------------------------------------------------------
APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES                   67
--------------------------------------------------------------------------------
APPENDIX IV -- THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- EXAMPLES          68
--------------------------------------------------------------------------------
APPENDIX V -- ACCUMULATION UNIT VALUES                                       69
--------------------------------------------------------------------------------
APPENDIX VI -- THE HARTFORD'S LIFETIME INCOME BUILDER -- EXAMPLES            70
--------------------------------------------------------------------------------

                                                                               3
HARTFORD LIFE INSURANCE COMPANY
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1. HIGHLIGHTS



Below is some important information about your variable annuity Contract. To purchase a Contract you must complete our application or order request and submit it to us for approval with your first Premium Payment.



A. MAXIMUM ISSUE AGE:



Subject to State variations (see Section 7), the Annuitant, Contract Owner or Joint Contract owner cannot be older than age 85 on the date your Contract is issued. For more information, see question Sections 1(h) and 5(a). We, or any financial adviser, may refuse to sell a Contract to any person based on age and other relevant criteria.



B. INITIAL INVESTMENT: For more information, see Section 5(a).



- $1,000 minimum investment.



- $500 with enrollment in the InvestEase-Registered Trademark- Program.



- Premium Payments may not exceed $1 million without our prior approval.



MINIMUM ADDITIONAL INVESTMENTS: $500 (other than investments made through InvestEase Program)



INVESTEASE PROGRAM: This program allows systematic additional investments of as little as $50 from a checking or savings account into your Contract monthly or quarterly.



RIGHT TO CANCEL PERIOD: For a limited time, usually within ten days after you receive your Contract, you may cancel your Contract without a Contingent Deferred Sales Charge. This "free look" period may be from ten to thirty-five days depending on your state. You may be subject to market losses or gains prior to our receipt of your request for cancellation. See "State Variations" in
Section 7 for more information.



C. IS THE FIXED ACCUMULATION FEATURE AVAILABLE? /X/ YES / / NO [see Section 3]



D. CONTINGENT DEFERRED SALES CHARGES:



There may be a variety of sales arrangements available for you to purchase a contract from us. These choices may range from contracts with no sales charges, front-end or Contingent Deferred Sales Charges, and contracts that offer Payment Enhancements (bonus feature). This Contract is subject to a Contingent Deferred Sales Charge when you make a full or partial Surrender of your Contract, subject to certain exceptions. The percentage used to determine your Contingent Deferred Sales Charge:



YEAR                       1   2   3   4   5   6   7   8
---------------------------------------------------------
CHARGE                     7%  7%  7%  6%  5%  4%  3%  0%
---------------------------------------------------------



For more information, see Sections 2, 5(b) and 7.



NURSING HOME SALES CHARGE WAIVER: Should the need arise for the Annuitant, Owner or Joint Owner to enter a nursing home or hospital, you can access money from your Contract -- with no Contingent Deferred Sales Charges -- to help pay these expenses. Certain requirements must be met, including:



- The benefit will only apply to Premium Payments made prior to the nursing home or hospital stay;



- The nursing home or hospital stay must be prescribed by a physician; and



- The stay in the nursing home or hospital must exceed 180 consecutive days.



See "State Variations" in Section 7 for more information.



ANNUAL WITHDRAWAL AMOUNT: This is the amount we will allow you to receive annually without a Contingent Deferred Sales Charge.



- YEARS 1-7: 10% of total Premium Payments per Contract year on a non-cumulative basis.



- AFTER YEAR 7: 100% of any earnings, and Premium Payments invested more than 7 years plus 10% of Premium Payments invested for less than 7 years.



While we provide several ways for you to access your money, not all of your Premiums may be easily accessible. For instance, if you are less than 59 1/2 when you make a Surrender, you may have to pay a federal income tax penalty on the money you take out. Your Premiums are also subject to market risk based on the sub-account performance. See Section 1(h) for more information.



E. CONTRACT CHARGES:



- MORTALITY AND EXPENSE RISK CHARGE: 0.95% annually, charged daily from Sub-Account Value.



- ADMINISTRATIVE CHARGE: 0.20% annually, charged daily from Sub-Account Value.



- ANNUAL MAINTENANCE FEE: $30, waived for Contract Anniversary and Surrender values of $50,000 and over.



- PREMIUM TAXES: These are taxes paid to state or municipal authorities and range up to 3.5% of Premiums paid.



OPTIONAL BENEFIT CONTRACT CHARGES:



- MAV PLUS DEATH BENEFIT: 0.30% annually, charged daily from Sub-Account Value. [Not available if the Owner(s) or Annuitant is age 76 or older]



- THE HARTFORD'S PRINCIPAL FIRST: 0.50% annually, charged daily from Sub-Account Value. [Limited in qualified Contracts to Owner/Annuitants age 80 or younger]



- THE HARTFORD'S PRINCIPAL FIRST PREFERRED: 0.20% annually, charged daily from Sub-Account Value. [Limited to Contracts issued after 11/1/04 and in qualified Contracts to Owner/ Annuitants age 70 or younger]



- THE HARTFORD'S LIFETIME INCOME BUILDER: The initial charge is 0.40% of your then current Benefit Amount (as compared

4
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

  to Sub-Account Value) but may be increased to a total maximum charge of .75%. This additional charge will automatically be deducted from your Contract Value each Contract Anniversary (as compared to daily deductions).



  See Section 5(b) for more information.



F. ANNUITY PAYOUT OPTIONS: You must begin to take Annuity Payouts by the later of the Annuitant's 90th birthday or the end of the 10th Contract Year. Your Annuity Payout Options are:



- Payments for a Period Certain                     -Life Annuity with Payments for a Period Certain
------------------------------------------------------------------------------------------------------
- Life Annuity                                      -Joint and Last Survivor Annuity
------------------------------------------------------------------------------------------------------
- Life Annuity with a Cash Refund                   -Joint and Last Survivor Annuity with Payments for
                                                     a Period Certain
------------------------------------------------------------------------------------------------------



G. DEATH BENEFITS: A Death Benefit is the amount we will pay if the annuitant, Contract owner, or joint Contract owner dies before we begin to make Annuity Payouts. All Death Benefits are calculated when we receive a certified death certificate or other legal document acceptable to us. We offer two standard Death Benefits. The Death Benefit issued with your Contract is based on the age of the Annuitant, Contract Owner or Joint Contract Owner. You may also choose to add an optional Death Benefit to your Contract for an additional charge. See
Section 5(d) for more information.



STANDARD DEATH BENEFITS -- AVAILABLE FOR NO ADDITIONAL CHARGE



- PREMIUM SECURITY DEATH BENEFIT: This benefit is available if both you and your Annuitant are younger than age 81 on the date we issue this Contract. The Death Benefit is the higher of (i) Contract Value, (ii) total net Premiums adjusted for Surrenders, or (iii) the lesser of your Maximum Anniversary Value or your Contract Value plus 25% of your Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death). Once issued, this Death Benefit doesn't change for as long as you own your Contract.



- ASSET PROTECTION DEATH BENEFIT: This benefit is available if either you or your Annuitant are age 81 or older on the date we issue this Contract. The Death Benefit is the greatest of (i), (ii) or (iii):



   (i) Contract Value, or



   (ii) Contract Value plus 25% of total Premium Payments adjusted for Surrenders (excluding Premium Payments we receive within 12 months of or after death) or Premium Payments adjusted for Surrenders, whichever is less; or



   (iii) Contract Value plus 25% of your Maximum Anniversary Value (excluding subsequent Premium Payments we receive within 12 months of or after death) or Maximum Anniversary Value, whichever is less.



STANDARD DEATH BENEFIT -- IF YOU ELECT THE HARTFORD'S LIFETIME INCOME BUILDER



- The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit: This benefit replaces the standard Premium Security Death Benefit if you elect The Hartford's Lifetime Income Builder. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date proof of death is received by us.



OPTIONAL DEATH BENEFIT -- AVAILABLE FOR AN ADDITIONAL DAILY CHARGE EQUAL TO 0.30% ANNUALLY



- MAV PLUS -- Subject to State variations, this optional Death Benefit may be added to the Contract if both you and your Annuitant are younger than age 76. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Standard Death Benefit or Maximum Anniversary Value or the Earnings Protection Benefit. See Sections 2, 5(c) & 5(d) for more information.



H. THINGS TO CONSIDER BEFORE YOU BUY A VARIABLE ANNUITY



You should work with a financial adviser that you trust (along with a family member or friend, if needed), read all sales and disclosure materials thoroughly, and ask questions to ensure that you understand what you are buying. Owning an annuity represents a long-term financial commitment that can offer real benefits. However, a variable annuity may not be right for everyone. BEFORE YOU INVEST, YOU SHOULD THEREFORE CONSIDER WHETHER, AMONG OTHER THINGS:



- Generally, If you have a long term investment horizon.



- You can afford to make the initial and any subsequent Premium Payments based on your other assets and income.



- You thoroughly understand how this product works and how charges may affect your investments.



- You are able to tolerate market fluctuations based on underlying Fund performance.



- You have a need for tax-deferral or a Death Benefit.



- Investing in a variable annuity through an IRA is the right investment decision even though a variable annuity will provide no additional tax advantages.



- If you are an older person, you may not necessarily have a need for long-term income, tax deferral or a Death Benefit.



- If you want to make frequent Sub-Account transfers, you should not invest in this variable annuity.



For more information about variable annuities, see http://www.nasd.com/web/idcplg?IdcService=SS_GET_PAGE&nodeId=1232

                                                                               5
HARTFORD LIFE INSURANCE COMPANY
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I. WILL MY INVESTMENT ADVISER BE PAID A COMMISSION OR RECEIVE ANY TYPE OF A
COMPENSATION FOR SELLING THIS VARIABLE ANNUITY? [see Section 7]



Yes. Upfront commissions paid by us will not be more than 7% of Premium Payments. Trail commissions will not be more than 1% of Contract Value. From time to time we may also pay or permit other promotional incentives, in cash or credit or other compensation. Check with your Registered Representative about specific compensation arrangements.

6
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


2. SYNOPSIS



THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR SURRENDER THE CONTRACT. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.



CONTRACT OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchases (as a percentage
  of Premium Payments)                               None
---------------------------------------------------------
Contingent Deferred Sales Charge (as a percentage
  of Premium Payments) (1)
    First Year (2)                                      7%
---------------------------------------------------------
    Second Year                                         6%
---------------------------------------------------------
    Third Year                                          5%
---------------------------------------------------------
    Fourth Year                                         4%
---------------------------------------------------------
    Fifth Year                                          0%
---------------------------------------------------------


(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount. We waive the Contingent Deferred Sales Charge on certain types of Surrenders. See the Contingent Deferred Sales Charge in the Charges and Fees Section of this prospectus.

(2) Length of time from each Premium Payment.

CONTRACT OWNER PERIODIC EXPENSES


THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS (EXCEPT AS NOTED) DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.



ANNUAL MAINTENANCE FEE (3)                            $30
---------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage
  of average daily Sub-Account Value)
    Mortality and Expense Risk Charge                1.40%
---------------------------------------------------------
    Administrative Charge                            0.20%
---------------------------------------------------------
    Total Separate Account Annual Expenses           1.60%
---------------------------------------------------------
OPTIONAL CHARGES (as a percentage of average daily
  Sub-Account Value)
    MAV Plus Death Benefit Charge (4)                0.30%
---------------------------------------------------------
    The Hartford's Principal First Charge (5)(6)     0.75%
---------------------------------------------------------
    The Hartford's Principal First Preferred
     Charge (5)                                      0.20%
---------------------------------------------------------
    Total Separate Account Annual Expenses with
     optional charges (4)(7)                         2.65%
---------------------------------------------------------
OPTIONAL CHARGES (as a percentage of the Benefit
  Amount)
    The Hartford's Lifetime Income Builder (as a
     percentage of the Benefit Amount) (5)(6)(8)     0.75%
---------------------------------------------------------


(3) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.


(4) See "State Variations" under Section 7 for additional information.



(5) You may choose only one of the following: The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder.



(6) While the maximum charges for The Hartford's Lifetime Income Builder and The Hartford's Principal First are 0.75%, the current fees for these benefits are 0.40% and 0.50%, respectively. These fees may increase on or after the 5th anniversary of election. See sections 5(c) and 5(e) for additional information.



(7) Total Separate Account Annual Expenses with optional Separate Account based charges includes charges for the highest combination of optional charges. In addition to separate account benefit charges, you may also incur Benefit Amount based charges if you elect The Hartford's Lifetime Income Builder.



(8) The annual charge is deducted on each Contract Anniversary or upon Surrender. If you Surrender your Contract prior to your first Contract Anniversary from the initial offering of this rider, we reserve the right to waive the rider charge.

                                                                               7
HARTFORD LIFE INSURANCE COMPANY
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THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES
CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.



                                           Minimum    Maximum
--------------------------------------------------------------
Total Annual Fund Operating Expenses
(these are expenses that are deducted
from Fund assets,
including management fees, Rule 12b-1
distribution
and/or service fees, and other expenses)      0.43%      3.34%
--------------------------------------------------------------

8
                                                 HARTFORD LIFE INSURANCE COMPANY
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EXAMPLE


THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THE EXAMPLE REFLECTS A DEDUCTION FOR ANY CONTINGENT DEFERRED SALES CHARGE, ANNUAL MAINTENANCE FEE, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES INCLUDING THE HIGHEST COMBINATION OF OPTIONAL CHARGES AND THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLE DOES NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES. IF YOU DO NOT SELECT ALL OF THE OPTIONAL BENEFITS, YOUR EXPENSES WOULD BE LOWER THAN THOSE SHOWN IN THE EXAMPLE.



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLE, WE ASSUME A CONTRACT VALUE OF $40,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED. OUR AVERAGE CONTRACT VALUE IS $80,000, BUT WE USE A SMALLER CONTRACT VALUE SO THAT WE CAN SHOW YOU THE HIGHEST POSSIBLE DEDUCTIONS. THE EXAMPLE ASSUMES THE ANNUAL MAINTENANCE FEE WILL ALWAYS BE DEDUCTED IF THE CONTRACT IS SURRENDERED. IF YOUR CONTRACT VALUE IS $50,000 OR MORE, WE WAIVE THE ANNUAL MAINTENANCE FEE, SO THE EXAMPLE SHOWS CHARGES THAT ARE HIGHER THAN YOU WOULD HAVE TO PAY. WE CHANGE THE ANNUAL MAINTENANCE FEE FOR A $40,000 CONTRACT VALUE INTO A PERCENTAGE TO MORE EASILY CALCULATE THE CHARGES. THE PERCENTAGE WE USE IS 0.075%.


THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

(1) If you Surrender your Contract at the end of the applicable time period:


1 year                                                                   $1,285
-------------------------------------------------------------------------------
3 years                                                                  $2,303
-------------------------------------------------------------------------------
5 years                                                                  $3,034
-------------------------------------------------------------------------------
10 years                                                                 $5,887
-------------------------------------------------------------------------------


(2) If you annuitize at the end of the applicable time period:


1 year                                                                   $  614
-------------------------------------------------------------------------------
3 years                                                                  $1,835
-------------------------------------------------------------------------------
5 years                                                                  $3,026
-------------------------------------------------------------------------------
10 years                                                                 $5,880
-------------------------------------------------------------------------------


(3) If you do not Surrender your Contract:


1 year                                                                   $  662
-------------------------------------------------------------------------------
3 years                                                                  $1,842
-------------------------------------------------------------------------------
5 years                                                                  $3,034
-------------------------------------------------------------------------------
10 years                                                                 $5,887
-------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?" in Section 5. Please refer to Appendix V for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.

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HARTFORD LIFE INSURANCE COMPANY
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3. GENERAL CONTRACT INFORMATION


HARTFORD LIFE INSURANCE COMPANY


Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States as well as the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.


THE SEPARATE ACCOUNT


The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on June 22, 1994 and is registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or us. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate
Account:


- Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.


- Is not subject to the liabilities arising out of any other business we may conduct. However, all obligations under the Contract are our general corporate obligations.



- Is not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.


- May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.

- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds without regard to our other income, gains or losses.


We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.


THE FUNDS



SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP BALANCED WEALTH      Alliance Capital Management, L.P.         The highest total return consistent with
  STRATEGY PORTFOLIO SUB-ACCOUNT which                                              Alliance's determination of reasonable
  purchases Class B shares of the                                                   risk
  Balanced Wealth Strategy Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP GLOBAL RESEARCH      Alliance Capital Management, L.P.         Long-term growth of capital
  GROWTH PORTFOLIO SUB-ACCOUNT which
  purchases Class B shares of the
  Global Research Growth Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP INTERNATIONAL VALUE  Alliance Capital Management, L.P.         Long-term growth of capital
  PORTFOLIO SUB-ACCOUNT which purchases
  Class B shares of the International
  Value Portfolio of AllianceBernstein
  Variable Products Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP SMALL/MID CAP VALUE  Alliance Capital Management, L.P.         Long-term growth of capital
  PORTFOLIO SUB-ACCOUNT which purchases
  Class B shares of the Small/ Mid Cap
  Value Portfolio of AllianceBernstein
  Variable Products Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

10
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP VALUE PORTFOLIO      Alliance Capital Management, L.P.         Long-term growth of capital
  SUB-ACCOUNT which purchases Class B
  shares of the Value Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Long-term capital appreciation
  CONTRAFUND-REGISTERED TRADEMARK- SUB-
  ACCOUNT which purchases Service
  Class 2 shares of Fidelity VIP
  Contrafund-Registered Trademark-
  Portfolio of Fidelity Variable
  Insurance Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Income
  EQUITY-INCOME SUB-ACCOUNT which
  purchases Service Class 2 shares of
  Fidelity VIP Equity-Income Portfolio
  of Fidelity Variable Insurance
  Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Capital appreciation
  GROWTH SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity
  VIP Growth Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP MID    Fidelity Management & Research Company    Long-term growth
  CAP SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity
  VIP Mid Cap Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP VALUE  Fidelity Management & Research Company    Capital appreciation
  STRATEGIES SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity VIP
  Value Strategies Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND SUB-ACCOUNT    HL Investment Advisors, LLC., a Hartford  Long-term total return
  which purchases Class IA shares of      subsidiary, sub-advised by Wellington
  Hartford Advisers HLS Fund of Hartford  Management Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND      HL Investment Advisors, LLC., sub-        Growth of capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Disciplined Equity   Company, LLP.
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND     HL Investment Advisors, LLC., sub-        High level of current income consistent
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          with growth of capital
  shares of Hartford Dividend and Growth  Company, LLP.
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD EQUITY INCOME HLS FUND           HL Investment Advisors, LLC., sub-        High level of current income consistent
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          with growth of capital
  shares of Hartford Equity Income HLS    Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD FOCUS HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term capital appreciation
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Focus HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------


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                                                                              11

HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL ADVISORS HLS FUND         HL Investment Advisors, LLC., sub-        Maximum long-term total rate of return
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Global Advisors HLS  Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND          HL Investment Advisors, LLC., sub-        Growth of capital growth
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Global Leaders HLS   Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH HLS FUND SUB-ACCOUNT      HL Investment Advisors, LLC., sub-        Long-term capital appreciation
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Growth HLS Fund of Hartford    Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND    HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford Growth               Company, LLP.
  Opportunities HLS Fund of Hartford HLS
  Series Fund II, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND SUB-         HL Investment Advisors, LLC., sub-        High current income. Growth of capital
  ACCOUNT which purchases Class IA        advised by Hartford Investment            is a secondary objective
  shares of Hartford High Yield HLS Fund  Management Company, a Hartford
  of Hartford Series Fund, Inc.           subsidiary
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Match performance of publicly traded
  which purchases Class IA shares of      advised by Hartford Investment            common stocks
  Hartford Index HLS Fund of Hartford     Management Company
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL CAPITAL            HL Investment Advisors, LLC., sub-        Capital appreciation
  APPRECIATION HLS FUND SUB-ACCOUNT       advised by Wellington Management
  which purchases Class IA shares of      Company, LLP.
  Hartford International Capital
  Appreciation HLS Fund of Hartford
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS  HL Investment Advisors, LLC., sub-        Growth of capital
  FUND SUB-ACCOUNT which purchases Class  advised by Wellington Management
  IA shares of Hartford International     Company, LLP.
  Opportunities HLS Fund of Hartford
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY HLS  HL Investment Advisors, LLC., sub-        Capital appreciation
  FUND SUB-ACCOUNT which purchases Class  advised by Wellington Management
  IA shares of Hartford International     Company, LLP.
  Small Company HLS Fund of Hartford
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND            HL Investment Advisors, LLC., sub-        Maximum current income consistent with
  SUB-ACCOUNT which purchases Class IA    advised by Hartford Investment            liquidity and preservation of capital
  shares of Hartford Money Market HLS     Management Company
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

12

                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND     HL Investment Advisors, LLC., sub-        Maximum current income consistent with
  SUB-ACCOUNT which purchases Class IA    advised by Hartford Investment            safety of principal and maintenance of
  shares of Hartford Mortgage Securities  Management Company                        liquidity
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND         HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford SmallCap Growth HLS  Company, LLP.
  Fund of Hartford HLS Series Fund II,
  Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term growth of capital, with income
  which purchases Class IA shares of      advised by Wellington Management          as a secondary consideration
  Hartford Stock HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD TOTAL RETURN BOND HLS FUND       HL Investment Advisors, LLC., sub-        Competitive total return, with income as
  SUB-ACCOUNT (formerly Hartford Bond     advised by Hartford Investment            a secondary objective
  HLS Fund Sub-Account) which purchases   Management Company
  Class IA shares of Hartford Total
  Return Bond HLS Fund of Hartford
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES HLS   HL Investment Advisors, LLC., sub-        Maximum total return while providing
  FUND SUB-ACCOUNT which purchases        advised by Hartford Investment            high level of current income
  Class IA shares of Hartford U.S.        Management Company
  Government Securities HLS Fund of
  Hartford HLS Series Fund II, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD VALUE HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term total return
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Value HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND     HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford Value Opportunities  Company, LLP.
  HLS Fund of Hartford HLS Series
  Fund II, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT ALL VALUE PORTFOLIO SUB-      Lord Abbett & Co. LLC                     Long-term growth of capital and income
  ACCOUNT which purchases Class VC
  shares of the Lord Abbett All Value
  Portfolio of the Lord Abbett Series
  Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO     Lord Abbett & Co. LLC                     Current income and capital appreciation
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett America's
  Value Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT BOND-DEBENTURE PORTFOLIO      Lord Abbett & Co. LLC                     Current income and capital appreciation
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett
  Bond-Debenture Portfolio of the Lord
  Abbett Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO   Lord Abbett & Co. LLC                     Long-term growth of capital and income
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett Growth and
  Income Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT LARGE-CAP CORE PORTFOLIO      Lord Abbett & Co. LLC                     Growth and Income
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett Large-Cap
  Core Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER AGGRESSIVE GROWTH FUND        OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Aggressive
  Growth Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND     OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Capital
  Appreciation Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND        OppenheimerFunds, Inc.                    Long-term capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Global
  Securities Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND SUB-         OppenheimerFunds, Inc.                    Total return
  ACCOUNT which purchases Service Shares
  of Oppenheimer Main Street
  Fund-Registered Trademark-/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND    OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Main Street
  Small Cap Fund-Registered
  Trademark-/VA
----------------------------------------------------------------------------------------------------------------------------
PUTNAM DIVERSIFIED INCOME SUB-ACCOUNT     Putnam Investment Management, LLC.        Current income
  which purchases Class IB shares of
  Putnam VT Diversified Income Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM GLOBAL ASSET ALLOCATION SUB-       Putnam Investment Management, LLC.        Long-term total return
  ACCOUNT which purchases Class IB
  shares of Putnam VT Global Asset
  Allocation Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM GROWTH AND INCOME SUB-ACCOUNT      Putnam Investment Management, LLC.        Capital growth and current income
  which purchases Class IB shares of
  Putnam VT Growth and Income Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM INTERNATIONAL EQUITY SUB-ACCOUNT   Putnam Investment Management, LLC.        Capital appreciation
  which purchases Class IB shares of
  Putnam VT International Equity Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM INVESTORS SUB-ACCOUNT which        Putnam Investment Management, LLC.        Long-term growth of capital and income
  purchases Class IB shares of Putnam VT
  Investors Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------

14

                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
PUTNAM NEW VALUE SUB-ACCOUNT which        Putnam Investment Management, LLC.        Long-term capital appreciation
  purchases Class IB shares of Putnam VT
  New Value Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM SMALL CAP VALUE SUB-ACCOUNT which  Putnam Investment Management, LLC.        Capital appreciation
  purchases Class IB shares of
  Putnam VT Small Cap Value Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM THE GEORGE PUTNAM FUND OF BOSTON   Putnam Investment Management, LLC.        Balanced growth and income
  SUB-ACCOUNT which purchases Class IB
  shares of Putnam VT The George Putnam
  Fund of Boston of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM VISTA SUB-ACCOUNT which purchases  Putnam Investment Management, LLC.        Capital appreciation
  Class IB shares of Putnam VT Vista
  Fund of Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM VOYAGER SUB-ACCOUNT which          Putnam Investment Management, LLC.        Capital appreciation
  purchases Class IB shares of Putnam VT
  Voyager Fund of Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT COMSTOCK SUB-ACCOUNT       Van Kampen Asset Management               Capital growth and income
  which purchases Class II shares of
  Comstock Portfolio of the Van Kampen
  Life Investment Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT GROWTH AND INCOME          Van Kampen Asset Management               Long-term growth of capital and income
  SUB-ACCOUNT which purchases Class II
  shares of Growth and Income Portfolio
  of the Van Kampen Life Investment
  Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF EMERGING MARKETS EQUITY    Morgan Stanley Investment Management      Long-term capital appreciation
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of Emerging Markets Equity
  Portfolio of The Universal
  Institutional Funds, Inc.
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH             Morgan Stanley Investment Management      Long-term capital growth
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of Mid Cap Growth Portfolio of
  The Universal Institutional Funds,
  Inc.
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. MID CAP VALUE         Morgan Stanley Investment Management      Total return
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of U.S. Mid Cap Value Portfolio
  of The Universal Institutional Funds,
  Inc.
----------------------------------------------------------------------------------------------------------------------------



Each Fund has varying degrees of risk depending on their portfolio. Funds are also subject to separate fees and expenses such as portfolio management fees, distribution fees and operating expenses that affect investment returns. PLEASE CONTACT US TO OBTAIN A COPY OF THE PROSPECTUSES FOR EACH FUND. YOU SHOULD READ THESE PROSPECTUSES CAREFULLY BEFORE INVESTING.



We do not guarantee the investment results of any of the underlying Funds.



The Funds may not be available in all states.



Mixed and Shared Funding -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates

                                                                              15
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding.



Certain underlying shares may also be sold to "Qualified Plans" pursuant to an exemptive order and applicable tax laws. If recognized for federal income tax purposes, the ownership of these shares by nonqualified plans could cause affected Funds to fail the diversification requirements under Section 817 of the Code, which in turn could have adverse consequences for variable life and annuity owners invested in that Fund. Under the Code, these adverse consequences may be the responsibility (i) in the first instance, of the affected Owners, and
(ii) secondarily, of us as the issuer of the Contracts, pursuant to our reporting and withholding obligations.


VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

- Arrange for the handling and tallying of proxies received from Contract
  Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.


SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We may, subject to any applicable law, make certain changes the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. We may liquidate one or more Sub-Accounts if the board of directors of any underlying Fund determines that such actions are prudent.



We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.


In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.


ADMINISTRATIVE AND DISTRIBUTION SERVICES -- We or our affiliates have entered into agreements with the investment advisers or distributors of the Funds. Under the terms of these agreements, we or our affiliates provide administrative and distribution related services and the Funds pay fees to us or our affiliates that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees paid under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the 1940 Act.



FIXED ACCUMULATION FEATURE



THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE 1933 ACT AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.



Premium Payments and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.



We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a rate that meets your State's minimum requirements. We may change the minimum

16
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

guaranteed interest rate subject only to applicable State insurance law. We may credit interest at a rate in excess of the minimum guaranteed interest rate. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors.



We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis. The Fixed Accumulation Feature interest rates may vary by State.



ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR.



From time to time, we may credit increased interest rates under certain programs established in our sole discretion.



We may restrict your ability to allocate Contract Values or Premium Payments to the Fixed Accumulation Feature at any time in our sole discretion. We may close the Fixed Accumulation Feature to new Premium Payments or transfers of existing Contract Value. We may also make the Fixed Accumulation Feature available only through enrollment in a program that we establish.



4. PERFORMANCE RELATED INFORMATION


The Separate Account may advertise certain performance related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated since the date of the Sub-Account's inception for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure includes the recurring charges at the Separate Account level including the Annual Maintenance Fee.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level including the Annual Maintenance Fee.


We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

                                                                              17
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


5. THE CONTRACT



A. PURCHASES AND CONTRACT VALUE


WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

- Individual Retirement Annuities adopted according to Section 408 of the Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.


HOW DO I PURCHASE A CONTRACT?



You may purchase a Contract by completing and submitting an application or an order request along with the minimum initial Premium Payment. Additional Premium Payments are also subject to minimum and maximum thresholds discussed in the Highlights Section.



You and your Annuitant must not be older than the maximum age as described in the Highlights or State Variation Sections on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf.



HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?



Your initial Premium Payment will be invested within two Valuation Days of our actual receipt in our administrative offices of a properly completed application or an order request and the Premium Payment is in good order. If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.



If the request or other information accompanying the initial Premium Payment is incomplete or not in good order when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.


CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information, including a signature guarantee, before we can cancel your Contract.


Unless otherwise required by state law, we will pay you your Contract Value on the day we receive your request to cancel. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Sub-Accounts. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. We do not refund any fees or charges deducted during this period. In certain states, we are required to return your Premium Payment if you decide to cancel your contract.


HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?


The Contract Value is the sum of the value of the Fixed Accumulation Feature and all Sub-Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the underlying Funds.


When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.

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To determine the current Accumulation Unit Value, we take the prior Valuation
Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; divided by

- The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

- Contract charges including the daily deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, adjusted for the number of days in the period.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?


You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.


WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the underlying Funds available in your Contract.


You may transfer from one Sub-Account to another before and after the Annuity Commencement Date. Your transfer request will be processed on the day that it is received as long as it is received in good order on a Valuation Day before the end of any Valuation Day. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


WHAT HAPPENS WHEN I REQUEST A SUB-ACCOUNT TRANSFER?


When you request a Sub-Account transfer, we sell shares of the underlying Fund that makes up the Sub-Account you are transferring from and buy shares of the underlying Fund that makes up the Sub-Account you want to transfer into.



Each day, many Contract Owners request Sub-Account transfers. Some request transfers into a particular Sub-Account, and others request transfers out of a particular Sub-Account. In addition, each day some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determines how many shares of that Sub-Account's underlying Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Sub-Account's underlying Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.



In addition, many of the underlying Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, group funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in transactions similar to the Sub-Account transfers described for variable annuity Contract Owners.



We take advantage of our size and available technology to combine the sales of a particular underlying Fund for all the variable annuities, variable life insurance policies, retirement plans, group funding agreements or other products offered by us or our affiliates. We also combine all the purchases of that particular underlying Fund for all the products we offer. We then "net" those trades. This means that we sometimes reallocate shares of an underlying Fund within our accounts rather than buy new shares or sell shares of the underlying Fund.



For example, if we combine all transfer-out requests and Surrenders of the Hartford Stock HLS Fund Sub-Account with all other sales of that underlying Fund from all our other products available at Hartford, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to purchase or transfer-in an amount equal to $300,000 of that Fund, then we would send a sell order to the underlying Fund for $700,000, which is a $1 million sell order minus the purchase order of $300,000.


WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

You should be aware that there are several important restrictions on your ability to make a Sub-Account transfer.


FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER EACH DAY. We limit each Contract Owner to one Sub-Account Transfer each day. We count all Sub-Account transfer activity that occurs on any one day as one Sub-Account transfer, except you cannot transfer the same Contract Value more than once a day.


For example, if the only transfer you make on a day is a transfer of $10,000 from the Hartford Money Market HLS Fund Sub-Account into another Sub-Account, it would count as one Sub-Account transfer. If, however, on a single day you transfer $10,000 out of the Hartford Money Market HLS Fund Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Likewise, if on a single day you transferred $10,000 out of the Hartford Money Market HLS Fund Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Conversely, if you have

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$10,000 in Contract Value distributed among 10 different Sub-Accounts and you request to transfer the Contract Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

However, you cannot transfer the same Contract Value more than once in one day. That means if you have $10,000 in the Hartford Money Market HLS Fund Sub-Account and you transfer all $10,000 into the Hartford Stock HLS Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Hartford Stock HLS Fund Sub-Account into another Sub-Account.


SECOND, WE HAVE POLICIES DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, we do not want you to purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or engaging in frequent Sub-Account transfers in order to exploit inefficiencies in the pricing of the underlying Fund.



We attempt to curb frequent transfers in the following ways:


X  20 Transfer Rule;


X  Abusive Transfer Policy



THE 20 TRANSFER RULE -- We employ the "20 Transfer Rule" to help curb frequent Sub-Account transfers. Under this policy, you are allowed to submit a total of 20 Sub-Account transfer requests each Contract Year for each Contract by any of the following methods: U.S. Mail, Voice Response Unit, Internet or telephone. Once these 20 Sub-Account transfers have been requested, you may submit any additional Sub-Account transfer requests only in writing by U.S. Mail or overnight delivery service. Transfer requests by telephone, voice recording unit, via the internet or sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it in good order.


We actively monitor Contract Owner's compliance with this policy. Our computer system will automatically send you a letter after your 10th Sub-Account transfer to remind you of our Sub-Account transfer policy. After your 20th transfer request, the computer system will not allow you to do another Sub-Account transfer by telephone, voice recording unit or via the internet. You will be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

Each Contract Anniversary, we reset your transfers to allow 20 new Sub-Account transfers by any means.


We may make changes to this policy at any time.


ABUSIVE TRANSFER POLICY -- Regardless of the number of Sub-Account transfers you have done under the 20 Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy, which is designed to respond to market timing activity observed by the underlying Funds.

Under the Abusive Transfer Policy, we rely on the underlying Funds to identify a pattern or frequency of Sub-Account transfers that the underlying Fund wants us to investigate. Most often, the underlying Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once an underlying Fund contacts us, we run a report that identifies all Contract Owners who transferred in or out of that underlying Fund's Sub-Account on the day or days identified by the underlying Fund. We then review the Contracts on that list to determine whether transfer activity of each identified Contract violates our written Abusive Transfer Policy. We don't reveal the precise details of this policy to make it more difficult for abusive traders to adjust their behavior to escape detection under this procedure. We can tell you that we consider some or all of the following factors in our review:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;


- the number of transfers completed in the current calendar quarter;



- whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies; or



- the policies and procedures of a potentially affected underlying Fund regarding frequent trading.


If you meet the criteria established in our Abusive Transfer Policy, we will terminate your Sub-Account transfer privileges until your next Contract Anniversary, at which point your transfer privileges will be reinstated.


Since we combine all the purchases of a particular underlying Fund for all the products through net trades, the underlying Fund is unable to identify transfers of any specific Contract owner. As a result, there is the risk that the underlying Fund may not be able to identify abusive transfers.



Upon request by an underlying Fund, and subject to applicable law, we may provide the underlying Fund with the Tax Identification Number, and other identifying information contained in our records, of Contract Owners that engaged in Sub-Account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying Fund.



THIRD PARTY TRANSFER SERVICE AGREEMENTS -- In the past, Contract Owners that made an initial Premium Payment of $1 million or more, or who were acting on behalf of multiple Contract Owners with aggregate Contract values of $2 million or more, were required to sign a separate agreement with us that included additional restrictions on their ability to request Sub-Account transfers. We do not currently require Contract Owners or others to sign these agreements. However, if we believe that these agreements may help curb frequent transfers, or for any other reason, we may, without notice, begin requiring


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these agreements again. In the event such separate agreements are required, the terms and conditions of these agreements may vary from one agreement to the next but all of these agreements, without exception, would be more restrictive than our regular policies that restrict excessive Sub-Account transfers.


ARE THERE ANY EXCEPTIONS TO THESE POLICIES?


INDIVIDUAL EXCEPTIONS. Except for the exceptions listed below, we do not make any exceptions to our policies restricting frequent trading. This means that if you request to be excused from any of the policies and to be permitted to engage in a Sub-Account transfer that would violate any of these policies, we will refuse your request.



SOME ESTABLISHED EXCEPTIONS. You should be aware, however, that the 20 Transfer Rule and the Abusive Transfer Policy do not apply to all Contract Owners and do not apply in all circumstances, which we describe here:



- The 20 Transfer Rule and the Abusive Transfer Policy do not apply to certain Contracts serviced by Windsor Securities, Inc., a registered broker-dealer firm, that sued us in the 1990's for a variety of issues, including our attempt to limit its Contract Owners' Sub-Account transfers. As a result of the settlement of this litigation, these Contract Owners have different Sub-Account transfer restrictions. With respect to these Contract Owners, we currently only have the ability to restrict transfers into certain underlying Funds and to limit the total Contract Value invested in any one underlying Fund. As of December 31, 2004, the total Contract Value for this group of Contracts was approximately $115 million dollars.



- The 20 Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of an established asset allocation program or asset rebalancing program that rebalances a Contract Owner's holdings on a periodic, pre-established basis according to the prior written instructions of the Contract Owner or as part of a DCA program, including the DCA Plus program. That means that transfers that occur under these programs are not counted toward the 20 transfers allowed under the 20 Transfer Rule. We do not apply the 20 Transfer Rule to programs, like asset rebalancing, asset allocation and DCA programs, that allow Sub-Account transfers on a regularly scheduled basis because the underlying Funds expect these transfers and they usually do not represent the type of Sub-Account transfers that the underlying Funds find problematic.


Other than these exceptions, the only other exceptions to the 20 Transfer Rule impose more restrictive limitations than the 20 Transfer Rule. For example, in Oregon, we have the contractual right to limit Sub-Account transfers to only one Sub-Account transfer every 30 days and to require that the transfer request be sent in writing. We currently do not enforce this right, but should we choose to do so, it would be an exception to the 20 Transfer Rule. There are also some Third Party Transfer Service Agreements that are customized for certain brokers that contain transfer limitations that are also more restrictive than the 20 Transfer Rule.


POSSIBILITY OF UNDETECTED FREQUENT TRADING IN THE UNDERLYING FUNDS. In addition to the exceptions we have just described, you should also be aware that there may be frequent trading in the underlying Funds that we are not able to detect and prevent, which we describe here:



- There is a variable annuity that we offer that has no Contingent Deferred Sales Charge. We are aware that frequent traders have used this annuity in the past to engage in frequent Sub-Account transfers that do not violate the precise terms of the 20 Transfer Rule. We believe that we have addressed this practice by closing all the international and global funds available in the annuity. However, we cannot always tell if there is frequent trading in this product.



- These policies apply only to individuals and entities that own this Contract and any subsequent or more recent versions of this Contract. However, the underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all. Many of the group variable annuities or group funding agreements are offered to retirement plans, and plan sponsors administer their plan according to Plan documents. If these retirement plan documents have no restrictions on Sub-Account transfers, then we cannot apply the 20 Transfer Rule and may not be able to apply any other restriction on transfers. We have been working with plan sponsors and plan administrators to ensure that any frequent transfer activity is identified and deterred. We have had only limited success in this area. Frequent transfers by individuals or entities that occur in other investment or retirement products provided by us could have the same abusive affect as frequent Sub-Account transfers done by our other Contract Owners.


HOW AM I AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS? Frequent Sub-Account transfers often result in frequent purchases and redemptions of shares of the underlying Fund. Frequent purchases and redemptions of the shares of the underlying Funds may increase your costs under this Contract and may also lower your Contract's overall performance. Your costs may increase because the underlying Fund will pass on any increase in fees related to the frequent purchase and redemption of the underlying Fund's stocks. There would also be administrative costs associated with these transactions.

Frequent transfers may also cause an underlying Fund to hold more cash than the underlying Fund would like to hold. A large cash position means that the underlying Fund will not be fully invested and may miss a rise in value of the securities that the Fund would have purchased. If the underlying Fund chooses not to hold a larger cash position, then it may have to sell securities that it would have otherwise like to have kept, in order to meet its redemption obligations. Both of these measures could result in lower performance of the underlying Fund, which in turn would result in lower overall performance of your Contract.

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Because frequent transfers may raise the costs associated with this Contract and lower performance, the effect may be a lower Death Benefit paid to your Beneficiary or lower annuity payouts for your Payee.

WHAT IF A PROSPECTUS FOR THE UNDERLYING FUNDS HAS
DIFFERENT POLICIES AND PROCEDURES REGARDING
FREQUENT TRADING?


While the prospectuses for the underlying Funds may describe policies and procedures regarding frequent trading that may be different from those described in this variable annuity prospectus, the policies and procedures described in this variable annuity prospectus control how we administer Sub-Account transfers.



We will continue to monitor transfer activity and we may modify these restrictions at any time.


FIXED ACCUMULATION FEATURE TRANSFERS -- During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%).

FIXED ACCUMULATION FEATURE TRANSFER RESTRICTIONS -- Each Contract Year you may transfer the greater of:

- 30% of the greatest Contract Value in the Fixed Accumulation Feature as of any Contract Anniversary or the Contract issue date. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. The 30% does not include Contract Value in any DCA Plus Program; or

- An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.

We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.

You must wait 6 months after your most recent transfer from the Fixed Accumulation Feature before moving Sub-Account Values back to the Fixed Accumulation Feature. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


TELEPHONE AND INTERNET TRANSFERS -- You can make transfers by contact us.



Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of any Valuation Day on the next Valuation Day.



Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement us return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day on a Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the end of any Valuation Day the next Valuation Day. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.


We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of the Valuation Day on the day you made the transfer request.



We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.


POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.


B. CHARGES AND FEES



Specific charges and fees are described in the Highlights Section.



THE CONTINGENT DEFERRED SALES CHARGE


The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.

We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave

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your Premium Payments in the Contract, the lower the Contingent Deferred Sales
Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.


SURRENDER ORDER -- During Contract Years when a Contingent Deferred Sales Charge applies to the initial Premium Payments, all Surrenders in excess of the Annual Withdrawal Amount will be taken first from Premium Payments, then from earnings. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.



Thereafter, Surrenders in excess of the Annual Withdrawal Amount will be taken first from earnings and then from Premium Payments on a first-in-first-out basis. Only Premium Payments invested for less than the requisite holding period are subject to a Contingent Deferred Sales Charge.


THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:


- Annual Withdrawal Amount -- During Contract Years when a Contingent Deferred Sales Charge applies, you may take partial Surrenders up to 10% of the total Premium Payments subject to a Contingent Deferred Sales Charge. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for Contracts issued to a Charitable Remainder Trust.


- If you are a patient in a certified long-term care facility or other eligible facility -- We will waive any Contingent Deferred Sales Charge for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

X facility recognized as a general hospital by the proper authority of the state in which it is located;

X facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals;

X  facility certified as a hospital or long-term care facility; or

X nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

For this waiver to apply, you must:

- have owned the Contract continuously since it was issued,

- provide written proof of your eligibility satisfactory to us, and

- request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.

This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any Contingent Deferred Sales Charge applicable to any Premium Payments made while you are in an eligible facility or nursing home.

This waiver may not be available in all states.


- Upon death of the Annuitant or any Contract Owner -- No Contingent Deferred Sales Charge will be deducted if the Annuitant or any Contract Owner dies.


- Upon Annuitization -- The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. However, we will charge a Contingent Deferred Sales Charge if the Contract is Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

- For The Hartford's Principal First Benefit Payments -- If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

- For The Hartford's Principal First Preferred Benefit Payments -- If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


- For The Hartford's Lifetime Income Builder Payments -- If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


- For Required Minimum Distributions -- This allows Annuitants who are age
  70 1/2 or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

- For substantially equal periodic payments -- We will waive the Contingent Deferred Sales Charge if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.

- Upon cancellation during the Right to Cancel Period -- No Contingent Deferred Sales Charge will be deducted if you cancel your Contract during the Right to Cancel Period.

MORTALITY AND EXPENSE RISK CHARGE


For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate specified above. This charge is deducted from your Sub-Account Value.


The Mortality and Expense Risk Charge is broken into charges for mortality risks and for an expense risk:

- Mortality Risk -- There are two types of mortality risks that we assume, those made while your Premium Payments are

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  accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- Expense Risk -- We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The Mortality and Expense Risk Charge enables us to keep our commitments and to pay you as planned. If the Mortality and Expense Risk Charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the Mortality and Expense Risk charge exceeds these costs, we keep the excess as profit. We may use these profits for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from the Mortality and Expense Risk Charge.

ANNUAL MAINTENANCE FEE


The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.


WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.

ADMINISTRATIVE CHARGE


For administration, we apply a daily charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.


PREMIUM TAXES

We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 1% in Puerto Rico.

CHARGES AGAINST THE FUNDS


ANNUAL FUND OPERATING EXPENSES -- The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds.


CHARGES FOR OPTIONAL BENEFITS


- MAV Plus or MAV/EPB Death Benefit Charge -- You may elect an optional Death Benefit called "MAV Plus Death Benefit" or "MAV Death Benefit" depending on state availability for an additional charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. You may only elect this benefit at the time you purchase your Contract.



- The Hartford's Principal First Charge -- The Hartford's Principal First is an option that can be elected at an additional charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit we will continue to deduct the charge until we begin to make Annuity Payouts or when you cancel it.



- The Hartford's Principal First Preferred Charge -- The Hartford's Principal First Preferred is an option that can be elected for an additional annual charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.


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- The Hartford's Lifetime Income Builder Charge -- The Hartford's Lifetime
  Income Builder is an option that can be elected at an additional charge based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make annuity payouts. This charge is not applied to the DCA Plus feature. The rider charge may be limited on Fixed Accounts based on state specific regulations.



  We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase The Hartford's Lifetime Income Builder charge on any Contract Anniversary, you will receive advance notice of the increase and will be given the opportunity to suspend the charge increase. If you suspend The Hartford's Lifetime Income Builder charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may re-start automatic Benefit Amount increases at the charge in effect since your most recent notification. In the case of a Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number days since the last charge was assessed, divided by 365.


REDUCED FEES AND CHARGES

We may offer, in our discretion, reduced fees and charges including, but not limited to Contingent Deferred Sales Charges, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.


C. THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S PRINCIPAL FIRST PREFERRED


ELECTING THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S PRINCIPAL FIRST PREFERRED


You may elect either The Hartford's Principal First or The Hartford's Principal First Preferred. This means if you elect The Hartford's Principal First you will never be able to elect The Hartford's Principal First Preferred. Likewise, if you elect The Hartford's Principal First Preferred you will never be able to elect The Hartford's Principal First. For qualified Contracts, The Hartford's Principal First cannot be elected if the Contract Owner or Annuitant is age 81 or older. The Hartford's Principal First Preferred cannot be elected if the Contract Owner or Annuitant is age 71 or older.


Once you elect The Hartford's Principal First you cannot cancel it and we will continue to deduct The Hartford's Principal First Charge until we begin to make Annuity Payouts.

You may cancel The Hartford's Principal First Preferred any time after the 5th Contract Year or the 5th anniversary of the date you added The Hartford's Principal First Preferred to your Contract. If you cancel The Hartford's Principal First Preferred, all Benefit Payments and charges for The Hartford's Principal First Preferred will terminate. Once The Hartford's Principal First Preferred is cancelled it cannot be reinstated.

OVERVIEW

The Hartford's Principal First and The Hartford's Principal First Preferred are optional benefits that, if elected, are intended to protect the amount of your investment from poor market performance. The amount of your investment that is protected from poor market performance will be different depending on when you elect your optional benefit. The amount that is protected is your "Benefit Amount." In other words, The Hartford's Principal First and The Hartford's Principal First Preferred operate as a guarantee of the Benefit Amount that you can access through a series of payments.

DETERMINING YOUR BENEFIT AMOUNT

The initial Benefit Amount for both The Hartford's Principal First and The Hartford's Principal First Preferred depends on when you elect your optional benefit. If you elect your optional benefit when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. If you elect your optional benefit at a later date, your Contract Value, on the date it is added to your Contract, is equal to the initial Benefit Amount.


- Your Benefit Amount can never be more than $5 million.


- Your Benefit Amount is reduced as you take withdrawals.


Once the initial Benefit Amount has been determined, we calculates the maximum guaranteed payment that may be made each year ("Benefit Payment").



The Benefit Payment is 7% or 5% of your Benefit Amount for The Hartford's Principal First and The Hartford's Principal First Preferred, respectively.


BENEFIT PAYMENTS

Benefit Payments are non-cumulative, which means your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, for The Hartford's Principal First Preferred if you do not take 5% one year, you may not take more than 5% the next year.


If you elect your optional benefit when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you establish your optional benefit any time after you purchase your Contract, we count one year as the time


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HARTFORD LIFE INSURANCE COMPANY
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between the date we added the optional benefit to your Contract and your next
Contract Anniversary, which could be less than a year.


The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.


Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.


If you Surrender more than the Benefit Payment out of your Contract in any one year we will recalculate the Benefit Amount. Any time we re-calculate your Benefit Amount or your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

If, in one year, your Surrenders total more than your Benefit Payment out of your Contract we will re-calculate your Benefit Amount and your Benefit Payment may be lower in the future. We recalculate your Benefit Amount by comparing the results of two calculations. First we deduct the amount of the last Surrender from your Contract Value ("New Contract Value") and then we deduct the amount of the last Surrender from the Benefit Amount ("New Benefit Amount"). Then we compare those results:

- If the New Contract Value is more than or equal to the New Benefit Amount, and more than or equal to the Premium Payments invested in the Contract before the Surrender, the Benefit Payment is unchanged.

- If the New Contract Value is more than or equal to the New Benefit Amount, but less than the Premium Payments invested in the Contract before the Surrender, we have to recalculate your Benefit Payment. For The Hartford's Principal First, your Benefit Payment becomes 7% of the greater of your New Contract Value and New Benefit Amount. For The Hartford's Principal First Preferred, your Benefit Payment becomes 5% of the greater of your New Contract Value and New Benefit Amount.

- If the New Contract Value is less than the New Benefit Amount, we have to recalculate your Benefit Payment. We recalculate the Benefit Payment by comparing the "old" Benefit Payment to the "new" Benefit Payment for the New Benefit Amount and your Benefit Payment becomes the lower of those two values. Your New Benefit Amount is then equal to the New Contract Value.

If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


If you change the ownership or assign this Contract to someone other than your spouse after 12 months of electing either optional benefit, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future.


The Benefit Amount will be recalculated to equal the lesser of:

- The Benefit Amount immediately prior to the ownership change or assignment; or

- The Contract Value at the time of the ownership change or assignment.


Any time you make subsequent Premium Payments to your Contract, we also re-calculate your Benefit Amount and Benefit Payments. Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by a percentage of the amount of the subsequent Premium Payment.


SURRENDERING YOUR CONTRACT

You can Surrender your Contract any time, however, you will receive your Contract Value at the time you request the Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount you would have received under The Hartford's Principal First or The Hartford's Principal First Preferred.

If you still have a Benefit Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, you will still receive a Benefit Payment through a fixed annuity payout option until your Benefit Amount is depleted.

The fixed annuity payout option for The Hartford's Principal First is called The Hartford's Principal First Payout Option. The fixed annuity payout option for The Hartford's Principal First Preferred is called The Hartford's Principal First Preferred Payout Option.

While you are receiving payments under either of these fixed annuity payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining payments.

ANNUITIZING YOUR CONTRACT

If you elect The Hartford's Principal First or The Hartford's Principal First Preferred and later decide to annuitize your Contract, you may choose The Hartford's Principal First Payout Option or The Hartford's Principal First Preferred Payout Option in addition to those Annuity Payout Options offered in the Contract.


Under both of these Annuity Payout Options, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options.


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If you, the joint Contract Owner or Annuitant die before the Annuity Calculation
Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments or any of the death benefit options offered in your Contract.



If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary.


KEY DIFFERENCES BETWEEN THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S PRINCIPAL FIRST PREFERRED
While The Hartford's Principal First and The Hartford's Principal First Preferred share many of the same characteristics, there are some important differences you should consider when deciding which benefit to choose.

      FEATURES                    THE HARTFORD'S PRINCIPAL FIRST                     THE HARTFORD'S PRINCIPAL FIRST PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
Charge                0.50% of Sub-Account Value                              0.20% of Sub-Account Value
------------------------------------------------------------------------------------------------------------------------------------
Benefit Payment       7% of Benefit Amount                                    5% of Benefit Amount
------------------------------------------------------------------------------------------------------------------------------------
Revocability          - Irrevocable.                                          - Revocable anytime after the 5th Contract Year or the
                                                                                5th anniversary of the date you added The Hartford's
                                                                                Principal First Preferred to your Contract.
                      - Charge continues to be deducted until we begin to     - Charge will terminate if The Hartford's Principal
                        make annuity payouts.                                   First Preferred is cancelled.
------------------------------------------------------------------------------------------------------------------------------------
Step Up               - After the 5th Contract Year, every five               - Not Available.
                        years thereafter.
------------------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age     - Non-Qualified & Roth IRA -- same as maximum Contract  - Non-Qualified & Roth IRA -- same as maximum Contract
                        issue age.*                                             issue age.*
                      - IRA/Qualified -- Age 80                               - IRA/Qualified -- Age 70
------------------------------------------------------------------------------------------------------------------------------------
Investment            - None                                                  - You are not permitted to transfer more than 10% of
Restrictions                                                                    your Contract Value as of your last Contract
                                                                                Anniversary between certain investment options. This
                                                                                restriction is not currently enforced.
------------------------------------------------------------------------------------------------------------------------------------
Spousal Continuation  - Available                                             - Available
------------------------------------------------------------------------------------------------------------------------------------


* For more information on the maximum Contract issue age please see the Section "How do I purchase the Contract?"


THE HARTFORD'S PRINCIPAL FIRST -- STEP-UP

Any time after the 5th year The Hartford's Principal First has been in effect, you may elect to "step-up" the Benefit Amount. There is no "step-up" available for The Hartford's Principal First Preferred. If you choose to "step-up" the Benefit Amount, your Benefit Amount will be re-calculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to "step-up" the Benefit Amount if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year The Hartford's Principal First "step-up" has been in place, you may choose to "step-up" the Benefit Amount again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can "step up" without waiting for the 5th year their Contract has been in force.


We currently allow you to "step-up" The Hartford's Principal First on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a "step-up" to occur on your Contract Anniversary. AT THE TIME YOU ELECT TO "STEP-UP," WE MAY BE CHARGING MORE FOR THE HARTFORD'S PRINCIPAL FIRST BUT IN NO EVENT WILL THIS CHARGE EXCEED 0.75% ANNUALLY. REGARDLESS OF WHEN YOU BOUGHT YOUR CONTRACT, UPON "STEP-UP" WE WILL CHARGE YOU THE CURRENT CHARGE. BEFORE YOU DECIDE TO "STEP-UP," YOU SHOULD REQUEST A CURRENT PROSPECTUS WHICH WILL DESCRIBE THE CURRENT CHARGE FOR THIS BENEFIT.


THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- INVESTMENT RESTRICTIONS


If you elect The Hartford's Principal First Preferred you are not permitted to transfer more than 10% of your Contract Value as of your last Contract Anniversary from the Non-Growth Sub-Accounts to the Growth Sub-Accounts in any one Contract Year. If you transfer more than 10% of your Contract Value The Hartford's Principal First Preferred will automatically terminate and all Benefit Payments and The Hartford's Principal First Preferred charge will cease. We may add or delete Sub-Accounts from the Non-Growth and Growth sub-account lists at any time. Currently, we do not enforce this investment transfer restriction. We will provide you 30 days written notice when we elect to enforce this investment transfer restriction.


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HARTFORD LIFE INSURANCE COMPANY
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
NON-GROWTH SUB-ACCOUNTS                                            GROWTH SUB-ACCOUNTS
------------------------------------------------------------------------------------------------------
AllianceBernstein VP Balanced Wealth                AllianceBernstein VP Global
  Strategy Portfolio                                Research Growth Portfolio
AllianceBernstein VP International                  AmSouth Capital Growth Fund
  Value Portfolio                                   Portfolio
AllianceBernstein VP Small/Mid Cap                  Fidelity VIP Contrafund-Registered Trademark-
  Value Portfolio                                   Portfolio
AllianceBernstein VP Value Portfolio                Fidelity VIP Growth Portfolio
Fidelity VIP Equity-Income Portfolio                Fidelity VIP Mid Cap Portfolio
Fidelity VIP Value Strategy Portfolio               Hartford Global Advisers HLS Fund
Hartford Advisers HLS Fund                          Hartford Global Leaders HLS Fund
Hartford Disciplined Equity HLS Fund                Hartford Growth HLS Fund
Hartford Dividend and Growth HLS                    Hartford Growth Opportunities
  Fund                                              HLS Fund
Hartford Equity Income HLS Fund                     Hartford International Capital
Hartford Focus HLS Fund                             Appreciation HLS Fund
Hartford High Yield HLS Fund                        Hartford Small Cap Growth HLS Fund
Hartford Index HLS Fund                             Oppenheimer Aggressive Growth
Hartford International Opportunities                Fund/VA
  HLS Fund                                          Oppenheimer Capital Appreciation
Hartford International Small                        Fund/VA
  Company HLS Fund                                  Oppenheimer Global Securities
Hartford Money Market HLS Fund                      Fund/VA
Hartford Mortgage Securities HLS                    Putnam VT Vista Fund
  Fund                                              Putnam VT Voyager Fund
Hartford Stock HLS Fund                             Van Kampen UIF Emerging Markets
Hartford Total Return Bond HLS Fund                 Equity Portfolio
Hartford U.S. Government Securities                 Van Kampen UIF Mid Cap Growth
  HLS Fund                                          Portfolio
Hartford Value HLS Fund
Hartford Value Opportunities HLS
  Fund
Lord Abbett All Value Portfolio
Lord Abbett America's Value Portfolio
Lord Abbett Bond-Debenture Portfolio
Lord Abbett Growth and Income
  Portfolio
Lord Abbett Large Cap Core Portfolio
Oppenheimer Main Street Fund-Registered
Trademark-/VA
Oppenheimer Main Street Small Cap
  Fund-Registered Trademark-/VA
Putnam VT Diversified Income
  Fund
Putnam VT Global Asset Allocation
  Fund
Putnam VT Growth and Income Fund
Putnam VT International Equity
  Fund
Putnam VT Investors Fund
Putnam VT New Value Fund
Putnam VT Small Cap Value Fund
Putnam VT The George Putnam Fund
  of Boston
Van Kampen LIT Comstock Portfolio
Van Kampen LIT Growth and
  Income Portfolio
Van Kampen UIF U.S. Mid Cap
  Value Portfolio
------------------------------------------------------------------------------------------------------


REQUIRED MINIMUM DISTRIBUTIONS

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on an annual basis, usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.

For purposes of The Hartford's Principal First Preferred, if you enroll in our Automatic Income Program to satisfy the Required Minimum Distributions from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount or Benefit Payment.

OTHER INFORMATION


The Hartford's Principal First and The Hartford's Principal First Preferred may not be available in all states or through all broker-dealers.



We reserve the right to treat all Contracts issued to you by us or one of our affiliates within a calendar year as one Contract for purposes of The Hartford's Principal First and The Hartford's Principal First Preferred. This means that if you purchase two Contracts from us in any twelve month period and elect either The Hartford's Principal First or The Hartford's Principal First Preferred on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.


For examples on how The Hartford's Principal First is calculated, please see "Appendix III." For examples on how The Hartford's Principal First Preferred is calculated, please see "Appendix IV."


D. DEATH BENEFITS



In most cases, we have used the same terminology in the Contract and in this prospectus. However, when describing the Death Benefits, we have used different terms in this prospectus than in the Contract. When you receive your Contract after purchase, it will include Contract riders that describe your Death Benefit. For the standard Death Benefit, called Premium Security Death Benefit in your prospectus, for age 80 and under, you will receive riders entitled "Asset Protection Death Benefit" and "Premium Protection Death Benefit." Together, these riders make up the Premium Security Death Benefit. For the Asset Protection Death Benefit, you will receive a Contract rider with the same name. If you elect the MAV Plus Death Benefit, you will receive a rider entitled the "Maximum Anniversary Value/Earnings Protection Benefit" rider. If, after you receive your Contract you have any questions about terminology of the names of the riders, please call your Registered Representative or Hartford.


WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Contract Owner, joint Contract Owner, or the Annuitant dies before we begin to make Annuity Payouts. We calculate the Death Benefit when we receive a certified death certificate or other legal document acceptable to us. The calculations for the Death Benefit that are described below are based on the Contract Value on the date we receive a certified death certificate or other legal document acceptable to us.

The calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

This Contract comes with a standard Death Benefit, which depends on the age of you and your Annuitant. This minimum guaranteed Death Benefit is at no additional cost. If you and your

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                                                 HARTFORD LIFE INSURANCE COMPANY
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Annuitant are younger than age 81 on the issue date, your Death Benefit is the
Premium Security Death Benefit. If you or your Annuitant are age 81 or older, your Death Benefit is the APB Death Benefit, which is short for Asset Protection Death Benefit.


This minimum guaranteed Death Benefit is offered at no additional cost. If you elect the The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit. The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit is described later in this prospectus.


THE PREMIUM SECURITY DEATH BENEFIT

If both you and your Annuitant are younger than age 81 on the date we issue this Contract, your Death Benefit is the greatest of:

- Your Contract Value on the date we receive due proof of death;

- Your Total Premium Payments adjusted for any partial Surrenders; or

- The lesser of:

X  Your Maximum Anniversary Value described below; or

X Your Contract Value on the date we receive due proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.

THE ASSET PROTECTION DEATH BENEFIT

If you or your Annuitant are age 81 or older on the date we issue this Contract, the Death Benefit is the greatest of:

- Your Contract Value on the date we receive due proof of death;

- The lesser of:

X  Total Premium Payments adjusted for any partial Surrenders; or

X Your Contract Value on the date we receive due proof of death plus 25% of total Premium Payments adjusted for partial Surrenders and excluding subsequent Premium Payments we receive within 12 months of death.

- The lesser of:

X  Your Maximum Anniversary Value described below; or

X Your Contract Value on the date we receive proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.

MAXIMUM ANNIVERSARY VALUE

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier.

The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

- Your Anniversary Value is reduced for any partial Surrenders as shown below.

The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

ADJUSTMENTS FOR SURRENDERS

We calculate the adjustments to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar for dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

OPTIONAL DEATH BENEFIT

You may elect an optional Death Benefit for an additional charge. We call the optional Death Benefit the "MAV Plus Death Benefit," which is short for "Maximum Anniversary Value Plus Death Benefit." The name of the rider for the MAV Plus Death Benefit is called the "Maximum Anniversary Value/Earnings Protection Benefit" rider. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Premium Security Death Benefit and MAV Plus Death Benefit.


In states where the MAV Plus Death Benefit is not available, we offer the "MAV Death Benefit," which stands for "Maximum Anniversary Value Death Benefit." Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, see State Variations in Section 7 or call your Registered Representative or contact us.



THE MAV PLUS DEATH BENEFIT



You may elect the "MAV Plus Death Benefit" or "Maximum Anniversary Value Plus Death Benefit" for an additional charge. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Standard Death Benefit and MAV Plus Death Benefit. In states where the MAV Plus Death Benefit is not available, we offer the "MAV Death Benefit," which stands for "Maximum Anniversary Value Death Benefit." Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, contact us or your Registered Representative.



The MAV Plus Death Benefit is available for an additional annual charge, deducted daily, based on your Contract Value invested in the Sub-Accounts. You cannot choose this Death Benefit if you


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HARTFORD LIFE INSURANCE COMPANY
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and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.



The MAV Plus Death Benefit is the greatest of:



- Your Contract Value on the date we receive due proof of death;



- Total Premium Payments adjusted for any partial Surrender;



- Your Maximum Anniversary Value; or



- Your Earnings Protection Benefit described below.



EARNINGS PROTECTION BENEFIT


The Death Benefit depends on the age of you and your Annuitant on the date the MAV Plus Death Benefit is added to your Contract. If each age is 69 or younger, the benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap. The terms "gain" and "cap" are described below.

If you and/or your Annuitant are age 70 or older on the date the MAV Plus Death Benefit is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.

We determine Contract gain by subtracting your Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value on the calculation date. We then deduct any Premium Payments and add adjustments for any partial Surrenders made during that time.

We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.

The Contract gain that is used to determine your Death Benefit has a limit or "cap." The cap is 200% of the following:

- The Contract Value on the date the MAV Plus Death Benefit was added to your Contract; plus

- Premium Payments made after the MAV Plus Death Benefit was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus

- Any adjustments for partial Surrenders.

ADDITIONAL INFORMATION ABOUT THE DEATH BENEFITS

For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under sub-section entitled "Taxation of Annuities -- General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans."

We impose a limit on total death benefits if:


- The total death benefits are payable as a result of the death of any one person under one or more deferred variable annuities issued by us or our affiliates, and


- Aggregate Premium Payments total $5 million or more.

When the limit applies, total death benefits cannot exceed the greater of:

- The aggregate Premium Payments reduced by an adjustment for any Surrenders; or

- The aggregate Contract Value plus $1 million.

However, if you add Premium Payments to any of your Contracts such that aggregate Premium Payments total to $5 million or more, the aggregate death benefit will be the greater of the maximum death benefit above or:

- The aggregate Contract Value; plus

- The aggregate death benefits in excess of the aggregate Contract Values at the time you added the Premium Payments to your Contracts.

Any reduction in death benefits to multiple variable annuity contracts will be in proportion to the Contract Value of each Contract at the time of reduction.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Contract Owner has designated the manner in which the Beneficiary will receive the Death Benefit. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

If your Beneficiary elects to receive the Death Benefit amount as a lump sum payment, we may transfer that amount to our General Account and issue the Beneficiary a draftbook. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For Federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. If the Beneficiary resides or the Contract was purchased in a state that imposes restrictions on this method of lump sum payment, we may issue a check to the Beneficiary.

The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.

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The Beneficiary of a non-qualified Contract or IRA may also elect the "Single
Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

Required Distributions -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

Alternatives to the Required Distributions -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation -- If the Contract Owner dies and a Beneficiary is the Contract Owner's spouse, that portion of the Contract for which the spouse is considered the Beneficiary will continue with the spouse as Contract Owner, unless the spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.


If your spouse continues any portion of the Contract as Contract Owner and elects the MAV Plus Death Benefit, we will use the date the Contract is continued with your spouse as Contract Owner as the effective date the optional Death Benefit was added to the Contract. This means we will use the date the Contract is continued with your spouse as Contract Owner as the effective date for calculating the MAV Plus Death Benefit. The percentage used for the MAV Plus Death Benefit will be determined by the oldest age of any remaining joint Contract Owner or Annuitant at the time the Contract is continued.


WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.

If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Contract Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

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IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .               AND . . .                            AND . . .
------------------------------------------------------------------------------------------------------
Contract Owner                There is a surviving joint Contract  The Annuitant is living or deceased
                              Owner
------------------------------------------------------------------------------------------------------
Contract Owner                There is no surviving joint          The Annuitant is living or deceased
                              Contract Owner
------------------------------------------------------------------------------------------------------
Contract Owner                There is no surviving joint          The Annuitant is living or deceased
                              Contract Owner and the Beneficiary
                              predeceases the Contract Owner
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is living         There is no named Contingent
                                                                   Annuitant
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is living         The Contingent Annuitant is living
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is a trust or     There is no named Contingent
                              other non-natural person             Annuitant
------------------------------------------------------------------------------------------------------

IF THE DECEASED IS THE . . .            THEN THE . . .
----------------------------
Contract Owner                Joint Contract Owner receives the
                              Death Benefit.
----------------------------
Contract Owner                Designated Beneficiary receives the
                              Death Benefit.
----------------------------
Contract Owner                Contract Owner's estate receives
                              the Death Benefit.
----------------------------
Annuitant                     The Contract Owner becomes the
                              Contingent Annuitant and the
                              Contract continues. The Contract
                              Owner may waive this presumption
                              and receive the Death Benefit.
----------------------------
Annuitant                     Contingent Annuitant becomes the
                              Annuitant, and the Contract
                              continues.
----------------------------
Annuitant                     The Contract Owner receives the
                              Death Benefit.
----------------------------

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .              AND . . .                     THEN THE . . .
----------------------------------------------------------------------------------------------
Contract Owner                  The Annuitant is living         Designated Beneficiary becomes
                                                                the Contract Owner.
----------------------------------------------------------------------------------------------
Annuitant                       The Contract Owner is living    Contract Owner receives the
                                                                payout at death, if any.
----------------------------------------------------------------------------------------------
Annuitant                       The Annuitant is also the       Designated Beneficiary
                                Contract Owner                  receives the payout at death,
                                                                if any.
----------------------------------------------------------------------------------------------

THESE ARE THE MOST COMMON SCENARIOS, HOWEVER, THERE ARE OTHERS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A PAYOUT AT DEATH. FOR MORE INFORMATION ON ANNUITY PAYOUT OPTIONS THAT MAY NOT RESULT IN A PAYOUT AT DEATH PLEASE SEE THE SECTION ENTITLED "ANNUITY PAYOUTS." IF YOU HAVE QUESTIONS ABOUT THESE AND ANY OTHER SCENARIOS, PLEASE CONTACT YOUR REGISTERED REPRESENTATIVE OR US.


E. THE HARTFORD'S LIFETIME INCOME BUILDER



OVERVIEW



The Hartford's Lifetime Income Builder is an optional rider that is intended to help protect your Contract investment from poor market performance. The Hartford's Lifetime Income Builder provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, The Hartford's Lifetime Income Builder is a guarantee of the Benefit Amount that you can access two ways:



- WITHDRAWAL BENEFIT allows (a) BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or
  (b) LIFETIME BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the death of any Owner(s) if the oldest Owner(s) is age 60 or older. You may elect to receive either a Benefit Payment or a Lifetime Benefit Payment at one time. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; or



- GUARANTEED MINIMUM DEATH BENEFIT a Death Benefit equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. The Death Benefit is payable at the death of any Contract Owner or Annuitant. DEPLETING THE BENEFIT AMOUNT BY TAKING WITHDRAWAL BENEFITS OR SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER RIDER.


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ELECTING THE HARTFORD'S LIFETIME INCOME BUILDER



You may elect The Hartford's Lifetime Income Builder only at the time of purchase and once you do so, your choice is irrevocable. The benefits comprising The Hartford's Lifetime Income Builder may not be purchased separately.



The Hartford's Lifetime Income Builder is only available if the oldest Contract Owner or Annuitant is age 75 or younger at Contract issue.



If you elect The Hartford's Lifetime Income Builder, you may not elect The Hartford's Principal First or The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit.



DETERMINING YOUR BENEFIT AMOUNT



The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of any subsequent Premium Payments and automatic Benefit Amount increases. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.



- Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as "automatic Benefit Amount increases"), depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value, less 1. In no event will this ratio be less than 0% or greater than 10%. Automatic Benefit Amount increases will continue until the Contract Anniversary immediately following the oldest Owner's or Annuitant's 75th birthday.



- Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment.



- Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



  C. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in
      (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:



      (i)  the Contract Value immediately following the Surrender; or



      (ii) the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



- Benefit Amount limits. Your Benefit Amount cannot be less than $0 or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under The Hartford's Lifetime Income Builder.



If your automatic Benefit Amount increases have been suspended as a result of your declining an automatic Benefit Amount increase, you will have the option to elect the automatic Benefit Amount increase again 30 days prior to each Contract Anniversary at the then current charge. If you decide to elect the automatic Benefit Amount increase on a future Contract Anniversary, we will thereafter resume automatic Benefit Amount increases.



Since the Benefit Amount is a central source for both benefits under The Hartford's Lifetime Income Builder, taking withdrawals will ultimately lessen or eliminate the Guaranteed Minimum Death Benefit.



Please refer to the Examples included in Appendix VI for a more complete description of these effects.



WITHDRAWAL BENEFIT



The following Section describes both BENEFIT PAYMENTS AND LIFETIME BENEFIT PAYMENTS which together comprise the Withdrawal Benefit.



BENEFIT PAYMENTS



Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.



The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.



Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.



Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is


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HARTFORD LIFE INSURANCE COMPANY
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     equal to the Benefit Payment immediately prior to the Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.



  C. If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender times 5%.



If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.



If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made.



If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.



If Surrenders are less than or equal to the Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.



LIFETIME BENEFIT PAYMENT



Under this option, Surrenders may be taken as a Lifetime Benefit Payment that is initially set equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the oldest Owner's 60th birthday or 5% of the initial Benefit Amount if the oldest Owner is 60 or older at the rider's effective date. In other words, you may elect to go from Benefit Payments to Lifetime Benefit Payments once the oldest Contract Owner turns 60 provided that your Contract Value at the time of election is greater than zero. The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.



Lifetime Benefit Payments can be divided up and taken on any payment schedule that you request.



Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment include any applicable Contingent Deferred Sales Charge.



Whenever a Surrender is taken after the Contract Anniversary immediately following the oldest Owner's 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of
      (A) will apply.



  C. If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender times 5%.



If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.



Lifetime Benefit Payments will be available until the first death of any Contract Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout.



If you make a subsequent Premium Payment after the Contract Anniversary immediately following the oldest Owner's 60th birthday, the Lifetime Benefit Payment will be re-calculated on the next Contract Anniversary to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.



If Surrenders are not taken prior to the Contract Anniversary immediately following the oldest Contract Owner's 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the oldest Contract Owner's 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment.



If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the oldest Owner's 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.


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                                                 HARTFORD LIFE INSURANCE COMPANY
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If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the contract and pay the Surrender Value.



Please refer to the Examples included in Appendix VI for a more complete description of these effects.



SURRENDERING YOUR CONTRACT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER



You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request this Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under The Hartford's Lifetime Income Builder.



If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, we will issue a payout annuity. If the Contract Owner is a natural person we will treat the Contract Owner(s) as the Annuitant(s) for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either The Hartford's Lifetime Income Builder Fixed Period Certain Payout or The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option described in the Annuity Payout Section. The election is irrevocable. You may elect to defer the Annuity Commencement Date until you are eligible for The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout, described below.



GUARANTEED MINIMUM DEATH BENEFIT PROVISION



The Hartford's Lifetime Income Builder includes a Guaranteed Minimum Death Benefit ("GMDB") that replaces the standard Premium Security Death Benefit described in this prospectus. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date due proof of death is received by us. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER.



OWNERSHIP CHANGE



We reserve the right to approve all ownership changes. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under The Hartford's Lifetime Income Builder so long as the change in ownership does not affect the life on which the Contract is based and does not result in a change in the tax identification number under the Contract.



Any ownership change made prior to the first Contract Anniversary will have no impact on The Hartford's Lifetime Income Builder rider or the benefits thereunder as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change.



An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the oldest Owner(s) or Annuitant after the change are less than age 76 at the time of the change will automatically result in either (A) or (B):



  (A) If The Hartford's Lifetime Income Builder rider is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate. The charge will discontinue.



  (B) If The Hartford's Lifetime Income Builder rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.



If the oldest Owner(s) or Annuitant is age 76 or greater at the time of an ownership change, The Hartford's Lifetime Income Builder rider will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford's Lifetime Income Builder charge will terminate.



In addition, we reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the ownership change effective date. We may prohibit investment in any Sub-Account, require you to allocate your Contract Value according to an asset allocation model or to allocate your Contract Value to a fund-of-funds Sub-Account. If you violate the restrictions, then the rider, its benefits and its charges will terminate.



SPOUSAL CONTRACT CONTINUATION



If the Contract Owner dies and the Beneficiary is the deceased Contract Owner's spouse at the time of death, the spouse may continue the Contract, and we will adjust the Contract Value to the Death Benefit value (the greater of the Death Benefit and the Benefit Amount).



If the spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:



  (A) If The Hartford's Lifetime Income Builder is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate. The charge will discontinue.


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HARTFORD LIFE INSURANCE COMPANY
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  (B)  If The Hartford's Lifetime Income Builder is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.



If the spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, The Hartford's Lifetime Income Builder will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford's Lifetime Income Builder charge will terminate.



ANNUITY COMMENCEMENT DATE



If the annuity reaches the maximum Annuity Commencement Date, which is the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, the Contract must be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under The Hartford's Lifetime Income Builder rules applicable when the Contract Value equals zero.



OTHER INFORMATION



The Hartford's Lifetime Income Builder may not be available in all states or through all broker-dealer firms.



For purposes of determining the Benefit Amount under The Hartford's Lifetime Income Builder, we reserve the right to treat one or more Contracts issued by us to you with The Hartford's Lifetime Income Builder in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.



The Hartford's Lifetime Income Builder may not be appropriate for all investors. Several factors, among others, should be considered:



- Inasmuch as these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER RIDER.



- Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing The Hartford's Lifetime Income Builder rider as part of an investment program involving an IRA may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to underlying Funds, outweigh the absence of additional tax advantages from a variable annuity.



- Purchasing The Hartford's Lifetime Income Builder rider is a one time only event and cannot be undone later. If you elect The Hartford's Lifetime Income Builder you will also forfeit other benefits such as The Hartford's Principal First and The Hartford's Principal First Preferred. A comparison table is provided below for ease of reference.



- Withdrawals are taxable as ordinary income to the extent of earnings and may also be subject to a 10% federal income tax penalty. Such withdrawals may have state income tax implications.



- Spouses who are not a Joint Owner may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner-spouse. Continuation of all of the options available in The Hartford's Lifetime Income Builder is dependent upon its availability at the time of death of the first Contract Owner-spouse and will be subject to then prevailing charges.



- Certain ownership changes may result in a reduction of benefits.



- We may not allow assignments under The Hartford's Lifetime Income Builder.



- Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification.



For examples on how The Hartford's Lifetime Income Builder is calculated, please see Appendix VI.



F. SURRENDERS


WHAT KINDS OF SURRENDERS ARE AVAILABLE?


Full Surrenders before the Annuity Commencement Date -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges, a pro-rated portion of The Hartford's Lifetime Income Builder charge is applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.


Partial Surrenders before the Annuity Commencement Date -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable Contingent Deferred Sales Charge. You can ask us to deduct the Contingent Deferred Sales Charge from the amount you are Surrendering or from your remaining Contract Value. If we deduct the Contingent Deferred Sales Charge from your remaining Contract Value, that amount will also be subject to Contingent Deferred Sales Charge.

There are two restrictions on partial Surrenders before the Annuity Commencement
Date:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

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- After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. Our current minimum Contract Value is $500 after the Surrender. The minimum Contract Value in New York must be $1,000 after the Surrender. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender.

Full Surrenders after the Annuity Commencement Date -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.

Partial Surrenders after the Annuity Commencement Date -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.

Hartford will deduct any applicable Contingent Deferred Sales Charges.


If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.



These options may not be available if the contract is issued to qualify under
Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.


Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

Written Requests -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

Telephone Requests -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program, or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

Prior to age 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

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WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS
PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

More than one Contract issued in the same calendar year -- If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

Internal Revenue Code section 403(b) annuities -- As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are:
(a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the "Federal Tax Considerations" section for more information.


G. ANNUITY PAYOUTS


THIS SECTION DESCRIBES WHAT HAPPENS WHEN WE BEGIN TO MAKE REGULAR ANNUITY PAYOUTS FROM YOUR CONTRACT. YOU, AS THE CONTRACT OWNER, SHOULD ANSWER FIVE
QUESTIONS:

- When do you want Annuity Payouts to begin?

- Which Annuity Payout Option do you want to use?

- How often do you want the Payee to receive Annuity Payouts?

- What is the Assumed Investment Return?

- Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?

Please check with your financial adviser to select the Annuity Payout Option that best meets your income needs.

WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. You may choose to begin receiving a variable dollar amount Annuity Payout at any time. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later, unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?


Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. The Hartford's Lifetime Income Builder Fixed Period Certain Payout Option and The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option are available only to Contract Owners who elect The Hartford's Lifetime Income Builder rider. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.


LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts during the lifetime of the Annuitant, but Annuity Payouts are at least guaranteed for the number of years you select. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of years, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the present value of the remaining Annuity Payouts.

LIFE ANNUITY WITH A CASH REFUND

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.

JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the

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Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts for the number of years that you select. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

THE HARTFORD'S PRINCIPAL FIRST PAYOUT OPTION


If you elect The Hartford's Principal First and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Payout Option, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.


THE HARTFORD'S PRINCIPAL FIRST PREFERRED PAYOUT OPTION


If you elect The Hartford's Principal First Preferred and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Preferred Payout Option, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.



The Hartford's Lifetime Income Builder Fixed Period Certain Payout --



If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment.



The total amount payable under this option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year's annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments.



The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain
Payout --



If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the calculation date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant, in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum


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HARTFORD LIFE INSURANCE COMPANY
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number of years, the remaining scheduled payments will be made to the
Beneficiary as scheduled payments.


YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS FOR A PERIOD CERTAIN ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE MAY BE DEDUCTED.

For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

Automatic Annuity Payouts -- If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.

HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

- monthly,

- quarterly,

- semi-annually, or

- annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.

WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.


Subject to the approval of your State, you can select one of three AIRs described in the Highlights Section. The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.


For example, if the second monthly Annuity Payout is the same as the first, the Sub-Accounts earned exactly the same return as the AIR. If the second monthly Annuity Payout is more than the first, the Sub-Accounts earned more than the AIR. If the second Annuity Payout is less than the first, the Sub-Account earned less than the AIR.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of the variation depends on the AIR you select.

DO YOU WANT ANNUITY PAYOUTS TO BE FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

Fixed Dollar Amount Annuity Payouts -- Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an Annuity rate set by us.

You may not choose a fixed dollar amount Annuity Payout if you purchase your Contract in Oregon or Pennsylvania.

Variable Dollar Amount Annuity Payouts -- Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

- the Annuity Payout Option chosen,

- the Annuitant's attained age and gender (if applicable),

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

- the Assumed Investment Return.

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The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value, minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each Sub-Account.


The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.



ASSUMED INVESTMENT RETURNS ("AIR") -- The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.



        ANNUITY             ANNUITY             ANNUITY
AIR   UNIT FACTOR   AIR   UNIT FACTOR   AIR   UNIT FACTOR
----------------------------------------------------------
 3%    0.999919%     5%    0.999866%     6%    0.999840%
----------------------------------------------------------


Combination Annuity Payout -- You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs.


Transfer of Annuity Units -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under Section 5.


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KEY DIFFERENCES BETWEEN THE HARTFORD'S PRINCIPAL FIRST, THE HARTFORD'S PRINCIPAL
FIRST PREFERRED AND THE HARTFORD'S LIFETIME INCOME BUILDER


        FEATURES                THE HARTFORD'S PRINCIPAL FIRST       THE HARTFORD'S PRINCIPAL FIRST PREFERRED
-------------------------------------------------------------------------------------------------------------
Charge                     0.50% of Sub-Account Value                0.20% of Sub-Account Value
-------------------------------------------------------------------  ----------------------------------------
Benefit Payment            7% of Benefit Amount                      5% of Benefit Amount
-------------------------------------------------------------------  ----------------------------------------
Revocability               - Irrevocable                             - Revocable anytime after the 5th
                                                                     Contract Year or the 5th Anniversary of
                                                                     the date you added The Hartford's
                                                                     Principal First Preferred to your
                                                                     Contract
                                                                     - Charge will terminate if The
                           - Charge continues to be deducted until     Hartford's Principal First Preferred
                             we begin to make annuity payouts          is cancelled
-------------------------------------------------------------------  ----------------------------------------
Step Up                    - After the 5th Contract Year, every      - Not Available
                             five years thereafter, optional
-------------------------------------------------------------------  ----------------------------------------
Lifetime Benefit Payments  - Not Available                           - Not Available
-------------------------------------------------------------------  ----------------------------------------
Death Benefit              - Premium Security or Asset Protection    - Premium Security or Asset Protection
                             Death Benefit                             Death Benefit
-------------------------------------------------------------------  ----------------------------------------
Maximum Issue Age          - Non-Qualified & Roth IRA -- same as     - Non-Qualified & Roth IRA -- same as
                             maximum Contract issue age*               maximum Contract issue age*
                           - IRA/Qualified -- Age 80.                - IRA/Qualified -- Age 70.
-------------------------------------------------------------------  ----------------------------------------
Investment Restrictions    - None                                    - You are not permitted to transfer more
                                                                       than 10% of your Contract Value as of
                                                                       your last Contract Anniversary between
                                                                       certain investment options. This
                                                                       restriction is not currently enforced
-------------------------------------------------------------------  ----------------------------------------
Spousal Continuation       - Available                               - Available
-------------------------------------------------------------------  ----------------------------------------

        FEATURES            THE HARTFORD'S LIFETIME INCOME BUILDER
-------------------------
Charge                     0.40% of the Benefit Amount
-------------------------  ----------------------------------------
Benefit Payment            5% of Benefit Amount
-------------------------  ----------------------------------------
Revocability               - Irrevocable
                           - Charge continues to be deducted until
                             we begin to make Annuity Payouts
-------------------------  ----------------------------------------
Step Up                    - Annual, automatically calculated,
                             unless opted out
-------------------------  ----------------------------------------
Lifetime Benefit Payments  - Available
-------------------------  ----------------------------------------
Death Benefit              - The Hartford's Lifetime Income Builder
                             Guaranteed Minimum Death Benefit
-------------------------  ----------------------------------------
Maximum Issue Age          - Age 75
-------------------------  ----------------------------------------
Investment Restrictions    - None, unless approved ownership
                             change.
-------------------------  ----------------------------------------
Spousal Continuation       - Available
-------------------------  ----------------------------------------



* For more information on the maximum Contract issue age please see the Section "How do I purchase the Contract?"



H. OTHER PROGRAMS AVAILABLE


We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a Program or fund closure, will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these Programs.


Dollar Cost Averaging Plus ("DCA Plus") Programs -- You may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers from our Fixed Accumulation Feature to any of the Sub-Accounts under either a 6-Month Transfer Program or 12-Month Transfer Program subject to Program rules. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and with the final transfer of the entire amount remaining in the Program.



The pre-authorized transfers will begin within 15 days of receipt of the Program Payment provided we receive complete enrollment instructions. If we do not receive complete Program


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enrollment instructions within 15 days of receipt of the initial Program
Payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, we will return your Program Payment to you for further instruction. If your Program Payment is less than the required minimum amount, we will apply it to your Contract according to your instructions on record for a subsequent Premium Payment.



Under the DCA Plus Programs, the credited interest rate is not earned on the full amount of your Premium Payment for the entire length of the Program. This is because Program transfers to the Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.



All Program Payments, including any subsequent Program Payment, must meet the Program minimum. Any subsequent Program Payments we receive during an active Program transfer period which are received during the same interest rate effective period will be credited to the current Program. Any subsequent Program Payments we receive during an active Program transfer period which are received during a different interest rate effective period will be used to start a new Program. That Program will be credited with the interest rate in effect on the date we start the new Program. Unless you send us different instructions, the new Program will be the same length of time as your current Program and will allocate the subsequent Program Payments to the same Sub-Accounts.



The DCA Plus Program may credit a higher interest rate but it does not ensure a profit or protect you against a loss in declining markets. Continuous or periodic investment programs neither insure a profit nor protect against a loss in declining markets. Because this program involves continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.



We may limit the total number of DCA Programs and DCA Plus Programs to 5 Programs open at any one time. We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.



You may elect to terminate the transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Sub-Accounts you selected for the Program.



We may discontinue, modify or amend the Programs or any other interest rate program we establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program. However, if an underlying fund closes to new Premium Payments and subsequent Premium Payments, it may also be closed to all Dollar Cost Averaging programs including the DCA Plus Program. In the event of a fund closure, We will contact you to determine your instructions as to future Program allocations. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.



Other Dollar Cost Averaging Programs -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Sub-Account into a different Sub-Account. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.



Continuous or periodic investment programs neither insure a profit nor protect against a loss in declining markets. Because this program involves continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.


InvestEase Program -- InvestEase is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

Automatic Income Program -- The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The minimum amount of each Surrender is $100. Amounts taken under this Program will count towards the Annual Withdrawal Amount, and if received prior to age 59 1/2, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment.

Asset Allocation Program -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers static

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model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can only participate in one model at a time.


Asset Rebalancing -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can only participate in one model at a time.



6. DEFINITIONS



Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:



ACCOUNT: Any of the Sub-Accounts or the Fixed Accumulation Feature.



ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.



ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.



ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, Connecticut 06102-5085.



ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary.



ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.



ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.



ANNUITANT: The person on whose life the Contract is based. The Annuitant may not be changed after your Contract is issued.



ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.



ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.



ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.



ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.



ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.



BENEFICIARY: The person(s) entitled to receive a payout at death, if any, upon the death of the Contract Owner, joint Contract Owner or Annuitant.



BENEFIT AMOUNT: The basis used to determine the maximum payout guaranteed under The Hartford's Principal First, The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder.



BENEFIT PAYMENT: The maximum guaranteed Payment that may be withdrawn each Contract Year under The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder.



CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.



CODE: The Internal Revenue Code of 1986, as amended.



COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.



CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitants death.



CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.



CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.


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                                                 HARTFORD LIFE INSURANCE COMPANY
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CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.



CONTRACT OWNER OR YOU: The owner or holder of the Contract described in this prospectus. We do not capitalize "you" in the prospectus.



CONTRACT VALUE: The total value of the Accounts on any Valuation Day.



CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.



DEATH BENEFIT: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.



DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.



FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature is called the Fixed Account.



GENERAL ACCOUNT: The General Account includes our company assets, including any money you have invested in the Fixed Accumulation Feature. The assets in the General Account are available to the creditors of Hartford.



THE HARTFORD'S PRINCIPAL FIRST: An option that can be added at an additional charge where, if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under The Hartford's Principal First in any Contract Year is 7% of the guaranteed amount.



THE HARTFORD'S PRINCIPAL FIRST PREFERRED: An option that can be added at an additional charge where, if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under The Hartford's Principal First Preferred in any Contract Year is 5% of the guaranteed amount.



JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.



LIFETIME BENEFIT PAYMENT: The maximum guaranteed amount that can be withdrawn each year until the first death of the any natural Owner (or Annuitant if a non-natural Owner), under The Hartford's Lifetime Income Builder The Lifetime Benefit Payment is available at the Contract Anniversary on or after the oldest Owner's 60th birthday.



MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value prior to the deceased's 81st birthday or the date of death, if earlier.



MAXIMUM CONTRACT VALUE: Under The Hartford's Lifetime Income Builder, the greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.



NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.



1933 ACT: The Securities Exchange Act of 1933, as amended.



1934 ACT: The Securities Exchange Act of 1934, as amended.



1940 ACT: The Investment Company Act of 1940, as amended.



NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.



PAYEE: The person or party you designate to receive Annuity Payouts.



PREMIUM PAYMENT: Money sent to us to be invested in your Contract.



PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.



REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.



SPOUSE: A person related to a Contract Owner by marriage pursuant to the Code.



SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.



SURRENDER: A complete or partial withdrawal from your Contract.



SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.



THE HARTFORD'S LIFETIME INCOME BUILDER: An option that can be added for an additional charge that provides a minimum withdrawal benefit and a minimum Death Benefit. In your Contract this is called the Unified Benefit Design.


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HARTFORD LIFE INSURANCE COMPANY
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VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.



VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.



WE, US OR OUR: Hartford Life Insurance Company.



7. OTHER INFORMATION



ASSIGNMENT -- A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract. If you elect The Hartford's Lifetime Income Builder, the benefits thereunder cannot be assigned.



A qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law. Please consult a qualified tax adviser before assigning your contract.


CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.


HOW CONTRACTS ARE SOLD -- Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the 1934 Acts as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours. The securities will be sold by individuals who represent us as insurance agents and who are registered representatives of Broker-Dealers that have entered into distribution agreements with HSD.


Upfront commissions paid by Hartford will not be more than 7% of Premium Payments. Trail commissions will not be more than 1% of Contract Value. From time to time Hartford may also pay or permit other promotional incentives, in cash or credit or other compensation.


Additional Compensation to Broker-Dealers, Financial Institutions and Other Persons ("Financial Intermediaries") -- In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and 12b-1 fees, the distributor or its affiliates pay, out of their own assets, significant additional compensation ("Additional Payments") to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the variable annuity contracts ("Contracts") based on a number of factors. While this additional compensation is not paid directly by you, it could or might have impact on recommendations made by these Financial Intermediaries.


With the exception of certain compensation arrangements discussed herein, and "Negotiated Additional Amounts" defined below, these Additional Payments, which are generally based on average net assets (or on aged assets i.e., assets held over one year) and on sales of the Contracts attributable to a particular Financial Intermediary, may, but are normally not expected to, exceed, in the aggregate 0.12% of the average net assets of the Contracts attributable to a particular Financial Intermediary. A listing of Financial Intermediaries to whom the distributor makes such Additional Payments is provided below. Separate Additional Payments may also be made in connection with the sale and distribution of the Contracts in such forms as, among others, "due diligence" payments and "marketing support" fees ("Negotiated Additional Amounts"), as discussed in greater detail below. With the exception of certain Negotiated Additional Amounts specifically discussed herein, payments of Negotiated Additional Amounts did not exceed $12 million per Financial Intermediary for the calendar year ended December 31, 2004. These Additional Payments and Negotiated Additional Amounts may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one Contract over another Contract. Please consult your Financial Intermediary for more information.

Distribution Arrangements -- Contracts issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively "Hartford Life") are continuously offered and sold by selected broker-dealers who have selling agreements with Hartford Life. Except as discussed below, Hartford Life bears all the expenses of providing services pursuant to Contracts including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature.

In addition to the commissions described herein, Hartford Life and its affiliates pay, out of their own assets, Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Contracts. Certain Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary, on sales of the Contracts attributable to a particular Financial Intermediary, and/or on reimbursement of related sales expenses. Such Additional Payments are generally made for the placement

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                                                 HARTFORD LIFE INSURANCE COMPANY
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of the Contracts on a Financial Intermediary's list of annuity products available for purchase by its customers. Separate Additional Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the annuity products and payments for providing training and information relating to the annuity product and (2) "marketing support" fees for providing assistance in promoting the sale of the annuity product. (Negotiated Additional Amounts). Subject to NASD regulations, Hartford Life and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of the Contracts, as well as sponsor various annuity product educational programs, sales contests and/or promotions in which Financial Intermediaries that participate may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. Hartford Life and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may be different for different Financial Intermediaries, will not change the price an investor will pay for the Contracts or the amount that a registered representative will receive from such sale.
These Additional Payments and Negotiated Additional Amounts may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one annuity product over another annuity product. Please consult your Financial Intermediary for more information.


As of December 31, 2004 Hartford Life has entered into arrangements to make Additional Payments that are generally based on average net assets (or on aged assets) attributable to a particular Financial Intermediary, on sales of the Contracts attributable to a particular Financial Intermediary, and/or on reimbursement of related sales expenses to A.G. Edwards & Sons, Inc., Advest, Inc., AIG Advisors Group, AMSouth Investment Services, Inc., Bancwest Investment Services, Inc., Cadaret Grant & Co., Inc., Capital Analyst Inc., Capital Investment Group, Inc., Centaurus Financial, Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage, Inc., Cuso Financial Services, L.P., Duerr Financial Corporation, Edward D. Jones & Co., L.P., FFP Securities, Inc., Fifth Third Securities, First Citizens Investor Services, First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Harbour Investments, Inc., Heim & Young Securities, The Huntington Investment Company, Infinex Financial Group, ING Advisors Network, Investacorp, Inc., Investment Professionals, Inc., James T. Borello & Co., Jefferson Pilot Securities Corporation, J.J.B. Hilliard, W.L. Lyons, Inc., Legg Mason Wood Walker, Incorporated, Lincoln Financial, Linsco/Private Ledger Corp., M&T Securities, Merrill Lynch Pierce Fenner & Smith, First Montauk Securities Corp., Morgan Keegan & Company, Inc., Morgan Stanley & Co., Incorporated, Mutual Service Corporation, National Planning Holding, NEXT Financial Group, Inc., NFP Securities, Inc., Parker/Hunter Incorporated, Pension Planners, PFIC Securities Corporation, Piper Jaffray & Co., Prime Capital Services, Inc., Prospera Financial Services, Inc., Raymond James Financial Services, RBC Dain Rauscher Inc., Securities America, Inc., Sigma Financial Corporation, Southtrust Securities, Inc., Stifel Nicolaus & Company, Incorporated, TFS Securities, Inc., The Investment Center, Inc., Triad Advisors, Inc., UBS Financial Services, Inc., Uvest Financial Services Group Inc., Wachovia Securities, LLC., Walnut Street Securities, Inc., Wells Fargo Brokerage Services, L.L.C., WM Financial Services, Inc., Woodbury Financial Services, Inc., XCU Capital Corporation, Inc. Hartford Life may enter into arrangements with other Financial Intermediaries to make such Additional Payments. Separate Additional Payments in the form of Negotiated Additional Amounts may also be made to the above-listed Financial Intermediaries and to other Financial Intermediaries.


The Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Contracts are negotiated based on a range of qualitative factors, including, but not limited to, access and opportunity to provide product education and training, assistance with the development and implementation of joint marketing and business plans, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the fiscal year ended December 31, 2004, Hartford Life or its affiliates paid approximately $50 million in total Additional Payments, including Negotiated Additional Amounts to Financial Intermediaries.


The Contract may be sold directly to certain individuals under certain circumstances that do not involve payment of any sales compensation to a registered representative. In such case, Hartford will credit the Contract with an additional 5.0% of the Premium Payment. This additional percentage of Premium Payment in no way affects present or future charges, rights, benefits or current values of other Contract Owners. The following class of individuals are eligible for this feature: (1) current or retired officers, directors, trustees and employees (and their families) of the ultimate parent and affiliates of Hartford; and (2) employees and registered representatives (and their families) of registered broker-dealers (or their financial institutions) that have a sales agreement with Hartford and its principal underwriter to sell the Contracts.


LEGAL MATTERS


There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford, which includes Hartford Life Insurance Company ("HLIC") and its affiliates, has


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received requests for information and subpoenas from the Securities and Exchange
Commission ("SEC"), subpoenas from the New York Attorney General's Office, requests for information from the Connecticut Securities and Investments
Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues.



The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The funds are available for purchase by the separate accounts of different variable universal life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between sub-accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity products, The Hartford's ability to restrict transfers by these owners is limited. In February 2005, The Hartford agreed in principle with the Boards of Directors of the funds to indemnify the funds for any material harmed caused to the funds from frequent trading by these owners. The specific terms of the indemnification have not been determined. The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford also has received a subpoena from the New York Attorney General's Office requesting information related to the Company's group annuity products. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office and other regulatory agencies.



To date, neither the SEC's and New York Attorney General's market timing investigation nor the SEC's directed brokerage investigation has resulted in either regulator initiating any formal action against The Hartford. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The potential timing of any such action is difficult to predict. Based on The Hartford's discussions with the SEC and the New York Attorney General's Office and its own analysis, Hartford Life, Inc. ("Hartford Life"), an indirect subsidiary of The Hartford, recorded a charge of $66 million to establish a reserve for these matters during the first quarter of 2005. This reserve is an estimate; in view of the uncertainties regarding the timing and outcome of any payments relating to these types of regulatory investigations, as well as the tax-deductibility, if any, and any potential deferred acquisition cost effects (though no deferred acquisition cost effects are included in this estimate) that may be applicable, it is possible that the ultimate cost to Hartford Life of these matters may exceed or be below the reserve amount, perhaps by a significant amount. It is reasonably possible that HLIC, an indirect subsidiary of Hartford Life, may ultimately be liable for all or a portion of the ultimate cost to Hartford Life. However, the ultimate liability of the Company, if any, is not reasonably estimable at this time.



The Hartford has received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. Additionally, The Hartford has received a subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a sub-account of a tax-qualified plan or was subsequently put into a tax qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in connection with these matters.



Also, The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. Further, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters. The Hartford does not expect any such action to result in a material adverse effect on the separate accounts or on the HLS funds that serve as underlying investments for those accounts.



In addition, The Hartford has been served with five putative national class actions, now consolidated into a single putative class action, IN RE HARTFORD MUTUAL FUNDS FEE LITIGATION, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford's Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all


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fees which would otherwise apply and recovery of fees paid; an accounting of all
Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the Retail Funds themselves and the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the separate accounts or on the HLS funds that serve as underlying investments for those accounts.

MORE INFORMATION


You may call your Registered Representative if you have any questions or write or call us at the address above.


FINANCIAL STATEMENTS

You can find financial statements of the Separate Account and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.


STATE VARIATIONS


The following section describes modifications to this prospectus required by one or more state insurance departments:



- ALABAMA -- We will accept subsequent Premium Payments only during the first Contract Year.



- CALIFORNIA -- Any Contract Owner 60 years old or older when purchasing this Contract in the state of California must either: Elect the Senior Protection program, or elect to immediately allocate the initial Premium Payments to the other investment options.



Under the Senior Protection Program we will allocate your initial Premium Payment to the Hartford Money Market HLS Fund Sub-Account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions.



If you elect the Senior Protection Program you will not be able to participate in any InvestEase or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in the Hartford Money Market HLS Fund Sub-Account unless you direct otherwise.



You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from the Hartford Money Market HLS Fund Sub-Account to another investment option.



When you terminate your participation in the Senior Protection Program:



- you may reallocate your Contract Value in the Program to other investment options; or



- we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested.



- CONNECTICUT -- For Contracts issued in the state of Connecticut, there are no investment restrictions on the Sub-Accounts you may invest in while subject to The Hartford's Principal First Preferred benefit.



If you elect The Hartford's Principal First Preferred, and your Contract was issued in the state of Connecticut, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equals or exceeds $100,000.



Contingent Deferred Sales Charges for Connecticut residents purchasing Hartford Director M Plus are 8, 8, 8, 7, 6, 5, 4, 3, 0%.



- OREGON -- If you purchase your Contract in Oregon, we will accept subsequent Premium Payments only during the first three Contract Years. Oregon Contract Owners may only sign up for DCA Plus Programs that are 6 months or longer.



- MASSACHUSETTS -- If you purchase your Contract in Massachusetts, we will accept subsequent Premium Payments only until the Annuitants 63rd birthday or the third Contract Anniversary, whichever is later.



- MINNESOTA, NEW YORK AND WASHINGTON -- The MAV Plus Death Benefit is not available for Contracts issued in Washington, New York or Minnesota. There is a different optional Death Benefit called the Maximum Anniversary Value Death Benefit for Contracts issued in Washington, New York or Minnesota. The charge is 0.30% of average daily Sub-Account Value.



The optional Death Benefit is different for Contracts issued in Washington, New York or Minnesota. We call this optional Death Benefit the "Maximum Anniversary Value Death Benefit."



There is an additional charge we deduct on a daily basis that is equal to an annual charge of 0.30% of your Contract Value invested in the Sub-Accounts for this benefit. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.



The Maximum Anniversary Value Death Benefit is described below. It is the greatest of:



- Your Contract Value on the date we receive proof of death;



- Total Premium Payments adjusted for any partial Surrenders; or


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- Your Maximum Anniversary Value.



NEW YORK -- we will not recalculate The Hartford's Principal First or The Hartford's Principal First Preferred Benefit Amount if you change the ownership or assign your Contract to someone other than your spouse.



PENNSYLVANIA -- Contingent Deferred Sales Charges for Pennsylvania residents purchasing Hartford Director M Plus are 8, 8, 8, 7, 6, 5, 4, 3, 0%.



SOUTH CAROLINA AND WASHINGTON -- We do not deduct an Annual Maintenance Fee for Contracts issued in South Carolina and Washington if it will cause the rate of interest credited to your Contract Value in the Fixed Accumulation Feature to fall below state minimum requirements.



NEW JERSEY, NEW YORK, OKLAHOMA AND OREGON --  AIRS are the following: 3% and 5%.



MASSACHUSETTS, NEW JERSEY AND NEW YORK: The Nursing Home Waiver is not approved.



8. FEDERAL TAX CONSIDERATIONS


A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.


THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.


B. TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to the Contracts.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

  1. NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of

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net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "owner" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of an "owner." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "owner." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

  2. OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

    a. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

  i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract value (determined without regard to surrender charges) is an appropriate measure. However, the IRS could take the position that the value should be the current Contract value (determined without regard to surrender charges) increased by some measure of the value of certain future benefits.

 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

 vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

    b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent

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the payments exceed the amount determined by the application of the ratio of the
"investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

  i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

    c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

    d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.

  i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

 ii. The 10% penalty tax will not apply to the following distributions:

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3. Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary). In determining whether a payment stream designed to satisfy this exception qualifies, it is possible that the IRS could take the position that the entire interest in the Contract should include not only the current Contract value, but also some measure of the value of certain future benefits.

    5. Distributions made under certain annuities issued in connection with structured settlement agreements.

    6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied RETROACTIVELY TO ALL THE PRIOR PERIODIC PAYMENTS (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

    e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract,
(2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received

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or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

    f. REQUIRED DISTRIBUTIONS.

  i. Death of Contract Owner or Primary Annuitant

    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

    1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

    2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

    3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

 ii. Alternative Election to Satisfy Distribution Requirements

    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

 iii. Spouse Beneficiary

    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

    g. ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered intofor tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

    h. PARTIAL EXCHANGES.

The IRS in Rev. Rul. 2003-76 has confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering
(1) under what circumstances it should treat a partial exchange followed by such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code
Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Accordingly, we advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.

  3. DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the

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tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

  4. TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

For instance, the IRS in Rev. Rul. 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). More specifically, Rev. Rul. 2003-92 extended this "public availability" doctrine to interests in a non-registered limited partnership that are not publicly traded but are available directly to qualified buyers through private placements (as well as through variable contracts), holding that such limited partnership interests should be treated as owned directly by a variable contract owner (and not by the insurer). By contrast, where such limited partnership interests are available exclusively through the purchase of a variable insurance contract, Rev. Rul. 2003-92 held that such investment assets should be treated as owned by the insurer (and not by the contract owner). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts.

The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. FEDERAL INCOME TAX WITHHOLDING


The portion of an amount received under a Contract that is taxable gross income to the payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:



    1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution.



    2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested.


E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS


The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and


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any required tax forms are submitted to us. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.


G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-spouse beneficiary who either is
(1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code
Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code
Section 72(e)(4)(C)(iii) and Section 1015.
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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------
    Safekeeping of Assets
--------------------------------------------------------
    Experts
--------------------------------------------------------
    Non-Participating
--------------------------------------------------------
    Misstatement of Age or Sex
--------------------------------------------------------
    Principal Underwriter
--------------------------------------------------------
PERFORMANCE RELATED INFORMATION
--------------------------------------------------------
    Total Return for all Sub-Accounts
--------------------------------------------------------
    Yield for Sub-Accounts
--------------------------------------------------------
    Money Market Sub-Accounts
--------------------------------------------------------
    Additional Materials
--------------------------------------------------------
    Performance Comparisons
--------------------------------------------------------
ACCUMULATION UNIT VALUES
--------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------

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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS


This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.



The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts, accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.



THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/ OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.



The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.



We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.



1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")



In addition to "traditional" IRAs governed by Code Sections 408(a) and
(b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A , SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code
Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or
457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.



TRADITIONAL IRAS Traditional IRAs are subject to limits on the amounts that may be contributed each year (which contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code
Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.



You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into your Traditional IRA under certain circumstances, as indicated


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below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plan if the distribution is not transferred directly to your Traditional IRA.



IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



SEP IRAS Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



SIMPLE IRAS The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code
Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



[A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.



We currently do not serve as the Designated Financial Institution for any employer's SIMPLE Plan. Accordingly, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan, and if you choose, arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.]



ROTH IRAS Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA to a Roth IRA will subject the amount held in the converted Traditional IRA to federal income tax. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA and under limited circumstances, as indicated below. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(K) PLAN



Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described


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below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.



In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefit once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.



3. TAX SHELTERED ANNUITY UNDER SECTION 403(B) ("TSA")



Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" contract ("TSA") and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, such contributions may not exceed the lesser of an annual dollar limit (e.g., $40,000) or 100% of the employee's "includable compensation" for his most recent full year of service, subject to other adjustments. Special provisions may allow certain employees to elect a different overall limitation.



A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:



    a.  after the employee reaches age 59 1/2;



    b.  upon the employee's separation from service;



    c.  upon the employee's death or disability; or



    d. in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).



Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.



Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below.



4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")



Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. In addition, under Code Section 457(d) a
Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).



All of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors.



5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS



Except under certain circumstances in the case of Roth IRAs, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.



For non-periodic amounts from certain Qualified Contracts or Plans, Code
Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type


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of Qualified Contract or Plan. For instances, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.



In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below. Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.



6. PENALTY TAXES FOR QUALIFIED PLANS



Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.



A. PENALTY TAXES ON PREMATURE DISTRIBUTIONS Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:



- made to a beneficiary (or to the employee's estate) on or after the employee's death;



- attributable to the employee's becoming disabled under Code Section 72(m)(7);



- part of a series of substantially equal periodic payments (not less frequently than annually -- "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;



- (except for IRAs) made to an employee after separation from service after reaching age 55; or



- not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.



In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:



- made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;



- not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or



- for a qualified first-time home buyer and meets the requirements of Code
  Section 72(t)(8).



If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied RETROACTIVELY TO ALL THE PRIOR PERIODIC PAYMENTS (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and
(b) 5 years have elapsed since the first of these periodic payments.



For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.



B. RMDS AND 50% PENALTY TAX If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.



An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:



- the calendar year in which the individual attains age 70 1/2, or



- (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.



The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --



    (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or



    (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.



If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.



If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.



The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth


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IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.



The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.



In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.



7. TAX WITHHOLDING FOR QUALIFIED PLANS



Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."



Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens or resident aliens of the United States.



Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.



8. ROLLOVER DISTRIBUTIONS



The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.



For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g., a TSA) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g., a TSA that is subject to the same kinds of salary reduction restrictions). Such a "direct transfer" between the same kind of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.



By contrast, an amount distributed from one type of Plan (e.g., a TSA) into a different type of Plan (e.g., a Traditional IRA) generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan fiduciary) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient.



Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either:



    a.  an RMD amount;



    b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or



    c.  any distribution made upon hardship of the employee.



Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct


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rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457(e)(16), a
"direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.



Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).



Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse), Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.


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APPENDIX II -- DEATH BENEFIT -- EXAMPLES

PREMIUM SECURITY DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000.

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- Total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000]

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $106,000 = $143,903]; the lesser
  (a) and (b) is $106,000.

The Premium Security Death Benefit is the greatest of these three values, which is $117,403.

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EXAMPLE 2

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)]

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and
  (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser
  (a) and (b) is $83,571.

The Premium Security Death Benefit is the greatest of these three values, which is $120,000.

ADJUSTMENT FOR PARTIAL SURRENDER FOR TOTAL PREMIUM PAYMENTS

The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

ADJUSTMENT FOR PARTIAL SURRENDER FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 - $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

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ASSET PROTECTION DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000.

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $106,000 = $143,903]; the lesser
  (a) and (b) is $106,000.

The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.

EXAMPLE 2

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857.

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

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MAV PLUS DEATH BENEFIT WITH PREMIUM SECURITY DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

- You made a single Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR EARNINGS PROTECTION BENEFIT

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 - $100,000 - $0 + $0 = $9,273]

Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

Hartford would calculate the Contract gain as follows:

- Contract Value on the day we receive proof of Death [$117,403],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

- Add any adjustments for partial Surrenders [$0],

So the Contract gain equals $17,403.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($0),

Which equals $100,000. The cap is 200% of $100,000, which is $200,000.

PREMIUM SECURITY DEATH BENEFIT AMOUNT IS $117,403. (See Example 1 under Premium Security Death Benefit for details of calculation.)

ADJUSTED TOTAL PREMIUM PAYMENT AMOUNT IS $92,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)

MAV PLUS DEATH BENEFIT

In this situation the cap does not apply, so Hartford takes the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% ($17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the death benefit.

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EXAMPLE 2

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

- You made a single Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below))

- On the day we receive proof of Death, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 - $100,000 - $0 + $0 = $50,000]

Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.

CALCULATION OF CONTRACT GAIN

Hartford would calculate the Contract gain as follows:

- Contract Value on the day we receive proof of Death [$120,000],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

- Add any adjustments for partial Surrenders [$10,000],

So the Contract gain equals $30,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($10,000),

Which equals $90,000. The cap is 200% of $90,000, which is $180,000.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 - $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 - $10,000 = $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and adds that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.

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APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

- Your Benefit Amount is $100,000, which is your initial Premium Payment.

- Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

- Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.

EXAMPLE 7: IF YOU ELECT TO "STEP-UP" THE HARTFORD'S PRINCIPAL FIRST AFTER THE 5TH YEAR, ASSUMING YOU HAVE MADE NO WITHDRAWALS, AND YOUR CONTRACT VALUE AT THE TIME OF STEP-UP IS $200,000, THEN

- We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

- Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

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APPENDIX IV -- THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST PREFERRED WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

- Your Benefit Amount is $100,000, which is your initial Premium Payment.

- Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $7,500, which is your prior Benefit Payment ($5,000) plus 5% of your additional Premium Payment ($2,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

- Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

                                                                              69
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

APPENDIX V -- ACCUMULATION UNIT VALUES

There is no information available for the Sub-Accounts because as of December 31, 2004, the Sub-Accounts had not commenced operations.

70
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


APPENDIX VI -- THE HARTFORD'S LIFETIME INCOME BUILDER -- EXAMPLES



FOR ALL EXAMPLES YOUR GUARANTEED MINIMUM DEATH IS THE GREATER OF THE BENEFIT AMOUNT AND THE CONTRACT VALUE ON THE DATE OF DUE PROOF OF DEATH.



EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S LIFETIME INCOME BUILDER WHEN YOU PURCHASE YOUR CONTRACT, YOU ARE YOUNGER THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.



- Your Benefit Amount is $100,000, which is your initial Premium Payment.



- Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.



- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be set equal to the Benefit Amount on the Contract Anniversary immediately following the Oldest Owner's 60th birthday.



EXAMPLE 2: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU MAKE NO ADDITIONAL PREMIUM PAYMENTS AND TAKE NO WITHDRAWALS DURING THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $105,000.



- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value (105,000) divided by the Maximum Contract Value (100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (105,000 / 100,000) -1 = .05 = 5%



- Your Benefit Amount is $105,000, which is your previous Benefit Amount multiplied by the automatic Benefit Amount increase.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $105,000 * .004 = $420, this amount is deducted from the Contract Value.



EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.



- Your initial Benefit Amount is $100,000.



- Your Benefit Payment is $5,000.



- After the partial Surrender of $1,000, your Benefit Amount is $99,000.



- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.



- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value (95,000) divided by the Maximum Contract Value (100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (95,000 / 100,000) -1 = -.05 subject to the minimum of 0%



- Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.



- Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $99,000 * .004 = $396, this amount is deducted from the Contract Value.



EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 3. ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2 AND THAT, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.



- At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.



- Your Benefit Payment is $5,000.



- Your Benefit Amount after the premium payment is $119,000.



- Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

                                                                              71
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 4. ASSUME THAT ON THE FOLLOWING ANNIVERSARY (THE END OF CONTRACT YEAR 2) THE CONTRACT VALUE IS $118,000 AND THAT NO WITHDRAWALS WERE TAKEN IN CONTRACT YEAR 2.



- After Premium Payment, your Benefit Amount is $119,000.



- Your Benefit Payment is $5,950.



- At the anniversary, we calculate the automatic Benefit Amount increase. The ratio is the Contract Value (118,000) divided by the Maximum Contract Value (120,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (118,000 / 120,000) -1 = -.01667 subject to a minimum of 0%



- Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.



- Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $119,000 * .004 = $476, this amount is deducted from the Contract Value.



EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 5. ASSUME THAT IN THE THIRD CONTRACT YEAR, A $35,000 PARTIAL SURRENDER IS TAKEN. THE PARTIAL SURRENDER INCLUDES CDSC. THE WITHDRAWAL LOWERED THE CONTRACT VALUE FROM $115,000 TO $80,000.



- At the beginning of Contract Year 3, your initial Benefit Amount is $119,000.



- Your Benefit Payment is $5,950.



- Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows
    - (i) the Contract Value immediately following the partial withdrawal:
80,000
    - (ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: 119,000 - 35,000 = 84,000



- Your new Benefit Amount is $80,000.



- Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.



EXAMPLE 7: ASSUME THAT ON THE CONTRACT ANNIVERSARY IMMEDIATELY FOLLOWING THE OLDEST OWNER'S 60TH BIRTHDAY, THE CONTRACT VALUE IS $200,000.



- Your Benefit Amount after the automatic increase calculation is $200,000.



- Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $200,000 * .004 = $800, this amount is deducted from the Contract Value.



EXAMPLE 8: ASSUME THE OWNER WITHDRAWS $9,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.



- Your Benefit Amount is $80,000 before the partial Surrender.



- Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.



- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.



- Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.



EXAMPLE 9: ASSUME THE OWNER WITHDRAWS $12,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.



- Your Benefit Amount is $80,000 before the partial Surrender.



- Your Benefit Amount after the partial Surrender is $68,000.



- It is the lesser of Contract Value after the partial Surrender (73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.



- Your Benefit Amount will reset to $3,400, which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.



- Your Lifetime Benefit Payment will reset to $3,400, which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

To obtain a Statement of Additional Information, please complete the form below and mail to:

      Hartford Life Insurance Company
      Attn: Investment Product Services
      P.O. Box 5085
      Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information for Series I of The Director M Outlook variable annuity to me at the following address:

---------------------------------------------------
                                      Name

----------------------------------------------------------------
                                    Address

----------------------------------------------------------------
   City/State                                                        Zip Code

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                        HARTFORD LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT THREE

                       SERIES I OF THE DIRECTOR M OUTLOOK

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.

To obtain a prospectus, send a written request to Hartford Life Insurance Company Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.


Date of Prospectus: November 1, 2005
Date of Statement of Additional Information: November 1, 2005


TABLE OF CONTENTS

GENERAL INFORMATION                                                2
----------------------------------------------------------------------
    Safekeeping of Assets                                          2
----------------------------------------------------------------------
    Experts                                                        2
----------------------------------------------------------------------
    Non-Participating                                              2
----------------------------------------------------------------------
    Misstatement of Age or Sex                                     2
----------------------------------------------------------------------
    Principal Underwriter                                          2
----------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION                                    2
----------------------------------------------------------------------
    Total Return for all Sub-Accounts                              2
----------------------------------------------------------------------
    Yield for Sub-Accounts                                         3
----------------------------------------------------------------------
    Money Market Sub-Accounts                                      3
----------------------------------------------------------------------
    Additional Materials                                           3
----------------------------------------------------------------------
    Performance Comparisons                                        4
----------------------------------------------------------------------
ACCUMULATION UNIT VALUES                                           5
----------------------------------------------------------------------
FINANCIAL STATEMENTS                                            SA-1
----------------------------------------------------------------------

2                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS


The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 24, 2005 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in its method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004), and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account Three (the "Account") as of December 31, 2004, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period ended December 31, 2004 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 24, 2005, which are both included in this Statement of Additional Information and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. ("HSD"). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2004: $1,245,453; 2003: $1,870,390; and 2002: $2,540,909.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.

HARTFORD LIFE INSURANCE COMPANY                                                3
--------------------------------------------------------------------------------

The formula Hartford uses to calculate standardized total return is P(1+T)TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period. This figure reflects deductions for the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee.

The formula Hartford uses to calculate yield is: YIELD = 2[(a-b/cd +1)TO THE POWER OF 6 -1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

A money market fund Sub-Account may advertise yield and effective yield. Yield and effective yield figures reflect the deductions for the Contract, which include the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR." Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR X (365/7), where BPR = (A-B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

4                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

Hartford may also compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance, such as:

- The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

- The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. The Nasdaq Composite includes over 5,000 companies. On February 5, 1971, the Nasdaq Composite Index began with a base of 100.00.

- The Morgan Stanley Capital International EAFE Index (the "EAFE Index") of major markets in Europe, Australia and the Far East is a benchmark of international stock performance. The EAFE Index is "capitalization weighted," which means that a company whose securities have a high market value will contribute proportionately more to the EAFE Index's performance results than a company whose securities have a lower market value.

- The Lehman Brothers High Yield Corporate Index is a broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

- The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

HARTFORD LIFE INSURANCE COMPANY                                                5
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES

There is no information available for the Sub-Accounts because as of December 31, 2004, the Sub-Accounts had not commenced operations.

                                    PART A

DIRECTOR M PLATINUM OUTLOOK

SEPARATE ACCOUNT THREE
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 5085

HARTFORD, CONNECTICUT 06102-5085



[ICON]      1-800-862-6668 (CONTRACT OWNERS)
            1-800-862-7155 (REGISTERED REPRESENTATIVES)
[ICON]      WWW.HARTFORDINVESTOR.COM


                                                             [THE HARTFORD LOGO]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This prospectus describes information you should know before you purchase Series I of Director M Platinum Outlook variable annuity or make subsequent premium payments. Please read it carefully and keep it for your records.



This annuity is a contract between you and Hartford Life Insurance Company ("us", "we" or "our") where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:


X  Flexible, because you may add Premium Payments at any time.


X Tax-deferred, which means you may not have to pay taxes until you take money out or until we start to make Annuity Payouts.



X Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.



You must allocate your Premium Payment to "Sub-Accounts." The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors ("Funds"). These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following portfolio companies: AllianceBernstein Variable Products Series Fund, Inc., Fidelity Variable Insurance Products, Hartford HLS Series Fund II, Inc., Hartford Series Fund, Inc., Oppenheimer Variable Accounts Funds, Putnam Variable Trust, The Universal Institutional Funds, Inc., Van Kampen Life Investment Trust, and Variable Insurance Funds. The Funds are described in greater detail in Section 3.



You may also allocate some or all of your Premium Payment to the Fixed Accumulation Feature, which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our assets like the assets of the Separate Account.



You should keep this prospectus for your records. You can also contact us to get a Statement of Additional Information free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov). You may also obtain a copy of this prospectus and the Statement of Additional Information, as amended from time to time, in a compact disk by contacting us.



This Contract IS NOT:


- A bank deposit or obligation

- Federally insured

- Endorsed by any bank or governmental agency


This Contract and its features may not be available for sale in all states. Please refer to the "State Variations" discussion in Section 7 for additional information about variations in fees and features based on specific state requirements.

--------------------------------------------------------------------------------

PROSPECTUS DATED: NOVEMBER 1, 2005
STATEMENT OF ADDITIONAL INFORMATION DATED: NOVEMBER 1, 2005

2
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


TABLE OF CONTENTS



                                                                            PAGE
--------------------------------------------------------------------------------
1. HIGHLIGHTS                                                                 3
--------------------------------------------------------------------------------
2. SYNOPSIS                                                                   6
--------------------------------------------------------------------------------
3. GENERAL CONTRACT INFORMATION                                               9
--------------------------------------------------------------------------------
  Hartford Life Insurance Company                                             9
--------------------------------------------------------------------------------
  The Separate Account                                                        9
--------------------------------------------------------------------------------
  The Funds                                                                   9
--------------------------------------------------------------------------------
  Fixed Accumulation Feature                                                 16
--------------------------------------------------------------------------------
4 PERFORMANCE RELATED INFORMATION                                            17
--------------------------------------------------------------------------------
5. THE CONTRACT                                                              17
--------------------------------------------------------------------------------
  a.  Purchases and Contract Value                                           17
--------------------------------------------------------------------------------
  b.  Charges and Fees                                                       22
--------------------------------------------------------------------------------
  c.  The Hartford's Principal First and The Hartford's Principal First
  Preferred                                                                  25
--------------------------------------------------------------------------------
  d.  Death Benefits                                                         28
--------------------------------------------------------------------------------
  e.  The Hartford's Lifetime Income Builder                                 32
--------------------------------------------------------------------------------
  f.  Surrenders                                                             36
--------------------------------------------------------------------------------
  g.  Annuity Payouts                                                        38
--------------------------------------------------------------------------------
  h.  Other Programs Available                                               42
--------------------------------------------------------------------------------
6. DEFINITIONS                                                               44
--------------------------------------------------------------------------------
7. OTHER INFORMATION                                                         46
--------------------------------------------------------------------------------
  Legal Matters                                                              48
--------------------------------------------------------------------------------
  More Information                                                           49
--------------------------------------------------------------------------------
  Financial Statements                                                       49
--------------------------------------------------------------------------------
  State Variations                                                           49
--------------------------------------------------------------------------------
8. FEDERAL TAX CONSIDERATIONS                                                50
--------------------------------------------------------------------------------
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                     56
--------------------------------------------------------------------------------
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS           57
--------------------------------------------------------------------------------
APPENDIX II -- DEATH BENEFIT -- EXAMPLES                                     63
--------------------------------------------------------------------------------
APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES                   68
--------------------------------------------------------------------------------
APPENDIX IV -- THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- EXAMPLES          69
--------------------------------------------------------------------------------
APPENDIX V -- ACCUMULATION UNIT VALUES                                       70
--------------------------------------------------------------------------------
APPENDIX VI -- THE HARTFORD'S LIFETIME INCOME BUILDER -- EXAMPLES            71
--------------------------------------------------------------------------------

                                                                               3
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


1. HIGHLIGHTS



Below is some important information about your variable annuity Contract. To purchase a Contract you must complete our application or order request and submit it to us for approval with your first Premium Payment.



A. MAXIMUM ISSUE AGE:



Subject to State variations (see Section 7), the Annuitant, Contract Owner or Joint Contract owner cannot be older than age 85 on the date your Contract is issued. For more information, see question Sections 1(h) and 5(a). We, or any financial adviser, may refuse to sell a Contract to any person based on age and other relevant criteria.



B. INITIAL INVESTMENT: For more information, see Section 5(a).



- $1,000 minimum investment.



- $500 with enrollment in the InvestEase-Registered Trademark- Program.



- Premium Payments may not exceed $1 million without our prior approval.



MINIMUM ADDITIONAL INVESTMENTS: $500 (other than investments made through InvestEase Program)



INVESTEASE PROGRAM: This program allows systematic additional investments of as little as $50 from a checking or savings account into your Contract monthly or quarterly.



RIGHT TO CANCEL PERIOD: For a limited time, usually within ten days after you receive your Contract, you may cancel your Contract without a Contingent Deferred Sales Charge. This "free look" period may be from ten to thirty-five days depending on your state. You may be subject to market losses or gains prior to our receipt of your request for cancellation. See "State Variations" in
Section 7 for more information.



C. IS THE FIXED ACCUMULATION FEATURE AVAILABLE? /X/ YES / / NO [see Section 3]



D. CONTINGENT DEFERRED SALES CHARGES:



There may be a variety of sales arrangements available for you to purchase a contract from us. These choices may range from contracts with no sales charges, front-end or Contingent Deferred Sales Charges, and contracts that offer Payment Enhancements (bonus feature). This Contract is subject to a Contingent Deferred Sales Charge when you make a full or partial Surrender of your Contract, subject to certain exceptions. The percentage used to determine your Contingent Deferred Sales Charge:



YEAR                       1   2   3   4   5   6   7   8
---------------------------------------------------------
CHARGE                     7%  7%  7%  6%  5%  4%  3%  0%
---------------------------------------------------------



For more information, see Sections 2, 5(b) and 7.



NURSING HOME SALES CHARGE WAIVER: Should the need arise for the Annuitant, Owner or Joint Owner to enter a nursing home or hospital, you can access money from your Contract -- with no Contingent Deferred Sales Charges -- to help pay these expenses. Certain requirements must be met, including:



- The benefit will only apply to Premium Payments made prior to the nursing home or hospital stay;



- The nursing home or hospital stay must be prescribed by a physician; and



- The stay in the nursing home or hospital must exceed 180 consecutive days.



See "State Variations" in Section 7 for more information.



ANNUAL WITHDRAWAL AMOUNT: This is the amount we will allow you to receive annually without a Contingent Deferred Sales Charge.



- YEARS 1-7: 10% of total Premium Payments per Contract year on a non-cumulative basis.



- AFTER YEAR 7: 100% of any earnings, and Premium Payments invested more than 7 years plus 10% of Premium Payments invested for less than 7 years.



While we provide several ways for you to access your money, not all of your Premiums may be easily accessible. For instance, if you are less than 59 1/2 when you make a Surrender, you may have to pay a federal income tax penalty on the money you take out. Your Premiums are also subject to market risk based on the sub-account performance. See Section 1(h) for more information.



E. CONTRACT CHARGES:



- MORTALITY AND EXPENSE RISK CHARGE: 0.95% annually, charged daily from Sub-Account Value.



- ADMINISTRATIVE CHARGE: 0.20% annually, charged daily from Sub-Account Value.



- ANNUAL MAINTENANCE FEE: $30, waived for Contract Anniversary and Surrender values of $50,000 and over.



- PREMIUM TAXES: These are taxes paid to state or municipal authorities and range up to 3.5% of Premiums paid.



OPTIONAL BENEFIT CONTRACT CHARGES:



- MAV PLUS DEATH BENEFIT: 0.30% annually, charged daily from Sub-Account Value. [Not available if the Owner(s) or Annuitant is age 76 or older]



- THE HARTFORD'S PRINCIPAL FIRST: 0.50% annually, charged daily from Sub-Account Value. [Limited in qualified Contracts to Owner/Annuitants age 80 or younger]



- THE HARTFORD'S PRINCIPAL FIRST PREFERRED: 0.20% annually, charged daily from Sub-Account Value. [Limited to Contracts issued after 11/1/04 and in qualified Contracts to Owner/ Annuitants age 70 or younger]



- THE HARTFORD'S LIFETIME INCOME BUILDER: The initial charge is 0.40% of your then current Benefit Amount (as compared

4
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

  to Sub-Account Value) but may be increased to a total maximum charge of .75%. This additional charge will automatically be deducted from your Contract Value each Contract Anniversary (as compared to daily deductions).



  See Section 5(b) for more information.



F. ANNUITY PAYOUT OPTIONS: You must begin to take Annuity Payouts by the later of the Annuitant's 90th birthday or the end of the 10th Contract Year. Your Annuity Payout Options are:



- Payments for a Period Certain                     -Life Annuity with Payments for a Period Certain
------------------------------------------------------------------------------------------------------
- Life Annuity                                      - Joint and Last Survivor Annuity
------------------------------------------------------------------------------------------------------
- Life Annuity with a Cash Refund                   - Joint and Last Survivor Annuity with Payments
                                                      for a Period Certain
------------------------------------------------------------------------------------------------------



G. DEATH BENEFITS: A Death Benefit is the amount we will pay if the annuitant, Contract owner, or joint Contract owner dies before we begin to make Annuity Payouts. All Death Benefits are calculated when we receive a certified death certificate or other legal document acceptable to us. We offer two standard Death Benefits. The Death Benefit issued with your Contract is based on the age of the Annuitant, Contract Owner or Joint Contract Owner. You may also choose to add an optional Death Benefit to your Contract for an additional charge. See
Section 5(d) for more information.



STANDARD DEATH BENEFITS -- AVAILABLE FOR NO ADDITIONAL CHARGE



- PREMIUM SECURITY DEATH BENEFIT: This benefit is available if both you and your Annuitant are younger than age 81 on the date we issue this Contract. The Death Benefit is the higher of (i) Contract Value, (ii) total Premiums adjusted for Surrenders, or (iii) the lesser of your Maximum Anniversary Value or your Contract Value plus 25% of your Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death). Once issued, this Death Benefit doesn't change for as long as you own your Contract.



- ASSET PROTECTION DEATH BENEFIT: This benefit is available if either you or your Annuitant are age 81 or older on the date we issue this Contract. The Death Benefit is the greatest of (i), (ii) or (iii):



      (i)  Contract Value, or



      (ii) Contract Value plus 25% of total Premium Payments, adjusted for Surrenders (excluding Premium Payments we receive within 12 months of or after death) or Premium Payments adjusted for Surrenders, whichever is less; or



      (iii) Contract Value plus 25% of your Maximum Anniversary Value (excluding subsequent Premium Payments we receive within 12 months of or after death) or Maximum Anniversary Value, whichever is less.



STANDARD DEATH BENEFIT -- IF YOU ELECT THE HARTFORD'S LIFETIME INCOME BUILDER



- The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit: This benefit replaces the standard Premium Security Death Benefit if you elect The Hartford's Lifetime Income Builder. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date proof of death is received by us.



OPTIONAL DEATH BENEFIT -- AVAILABLE FOR AN ADDITIONAL DAILY CHARGE EQUAL TO 0.30% ANNUALLY



- MAV PLUS -- Subject to State variations, this optional Death Benefit may be added To the Contract if both you and your Annuitant are younger than age 76. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Standard Death Benefit or Maximum Anniversary Value or the Earnings Protection Benefit. See Sections 2, 5(c) & 5(d) for more information.



H. THINGS TO CONSIDER BEFORE YOU BUY A VARIABLE ANNUITY



You should work with a financial adviser that you trust (along with a family member or friend, if needed), read all sales and disclosure materials thoroughly, and ask questions to ensure that you understand what you are buying. Owning an annuity represents a long-term financial commitment that can offer real benefits. However, a variable annuity may not be right for everyone. BEFORE YOU INVEST, YOU SHOULD THEREFORE CONSIDER WHETHER, AMONG OTHER THINGS:



- Generally, If you have a long term investment horizon.



- You can afford to make the initial and any subsequent Premium Payments based on your other assets and income.



- You thoroughly understand how this product works and how charges may affect your investments.



- You are able to tolerate market fluctuations based on underlying Fund performance.



- You have a need for tax-deferral or a Death Benefit.



- Investing in a variable annuity through an IRA is the right investment decision even though a variable annuity will provide no additional tax advantages.



- If you are an older person, you may not necessarily have a need for long-term income, tax deferral or a Death Benefit.



- If you want to make frequent Sub-Account transfers, you should not invest in this variable annuity.



For more information about variable annuities, see http://www.nasd.com/web/idcplg?IdcService=SS_GET_PAGE&nodeId=1232



I. WILL MY INVESTMENT ADVISER BE PAID A COMMISSION OR RECEIVE ANY TYPE OF A COMPENSATION FOR SELLING THIS VARIABLE ANNUITY? [see Section 7]



Yes. Upfront commissions paid by us will not be more than 7% of Premium Payments. Trail commissions will not be more than

                                                                               5
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

1% of Contract Value. From time to time we may also pay or permit other promotional incentives, in cash or credit or other compensation. Check with your Registered Representative about specific compensation arrangements.

6
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


2. SYNOPSIS



THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR SURRENDER THE CONTRACT. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.



CONTRACT OWNER TRANSACTION EXPENSES



Sales Charge Imposed on Purchases (as a percentage
  of Premium Payments)                               None
---------------------------------------------------------
Contingent Deferred Sales Charge (as a percentage
  of Premium Payments) (1)
    First Year (2)                                      7%
---------------------------------------------------------
    Second Year                                         6%
---------------------------------------------------------
    Third Year                                          5%
---------------------------------------------------------
    Fourth Year                                         4%
---------------------------------------------------------
    Fifth Year                                          0%
---------------------------------------------------------


(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount. We waive the Contingent Deferred Sales Charge on certain types of Surrenders. See the Contingent Deferred Sales Charge in the Charges and Fees Section of this prospectus.

(2) Length of time from each Premium Payment.

CONTRACT OWNER PERIODIC EXPENSES


THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS (EXCEPT AS NOTED) DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.



ANNUAL MAINTENANCE FEE (3)                                  $30
-----------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage
  of average daily Sub-Account Value)
    Mortality and Expense Risk Charge                      1.40%
-----------------------------------------------------------------
    Administrative Charge                                  0.20%
-----------------------------------------------------------------
    Total Separate Account Annual Expenses                 1.60%
-----------------------------------------------------------------
OPTIONAL CHARGES (as a percentage of average daily
  Sub-Account Value)
    MAV Plus Death Benefit Charge (4)                      0.30%
-----------------------------------------------------------------
    The Hartford's Principal First Charge (5)(6)           0.75%
-----------------------------------------------------------------
    The Hartford's Principal First Preferred
     Charge (5)                                            0.20%
-----------------------------------------------------------------
    Total Separate Account Annual Expenses with
     optional charges (4)(7)                               2.65%
-----------------------------------------------------------------
    Optional Charges (as a percentage of the
     Benefit Amount) The Hartford's Lifetime
     Income Builder (as a percentage of the
     Benefit Amount) (5)(6)(8)                             0.75%
-----------------------------------------------------------------



(3) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.



(4) See "State Variations" under Section 7 for additional information.



(5) You may choose only one of the following: The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder.



(6) While the maximum charges for The Hartford's Lifetime Income Builder and The Hartford's Principal First are 0.75%, the current fees for these benefits are 0.40% and 0.50%, respectively. These fees may increase on or after the 5th anniversary of election. See sections 5(c) and 5(e) for additional information.



(7) Total Separate Account Annual Expenses with optional Separate Account based charges includes charges for the highest combination of optional charges. In addition to separate account benefit charges, you may also incur Benefit Amount based charges if you elect The Hartford's Lifetime Income Builder.



(8) The annual charge is deducted on each Contract Anniversary or upon Surrender. If you Surrender your Contract prior to your first Contract Anniversary from the initial offering of this rider, we reserve the right to waive the rider charge.

                                                                               7
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.



                                           Minimum    Maximum
--------------------------------------------------------------
Total Annual Fund Operating Expenses
(these are expenses that are deducted
from Fund assets,
including management fees, Rule 12b-1
distribution
and/or service fees, and other expenses)      0.43%      3.34%
--------------------------------------------------------------

8
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


EXAMPLE



THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THE EXAMPLE REFLECTS A DEDUCTION FOR ANY CONTINGENT DEFERRED SALES CHARGE, ANNUAL MAINTENANCE FEE, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES INCLUDING THE HIGHEST COMBINATION OF OPTIONAL CHARGES, AND THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLE DOES NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES. IF YOU DO NOT SELECT ALL OF THE OPTIONAL BENEFITS, YOUR EXPENSES WOULD BE LOWER THAN THOSE SHOWN IN THE EXAMPLE.



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLE, WE ASSUME A CONTRACT VALUE OF $40,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED. OUR AVERAGE CONTRACT VALUE IS $80,000, BUT WE USE A SMALLER CONTRACT VALUE SO THAT WE CAN SHOW YOU THE HIGHEST POSSIBLE DEDUCTIONS. THE EXAMPLE ASSUMES THE ANNUAL MAINTENANCE FEE WILL ALWAYS BE DEDUCTED IF THE CONTRACT IS SURRENDERED. IF YOUR CONTRACT VALUE IS $50,000 OR MORE, WE WAIVE THE ANNUAL MAINTENANCE FEE, SO THE EXAMPLE SHOWS CHARGES THAT ARE HIGHER THAN YOU WOULD HAVE TO PAY. WE CHANGE THE ANNUAL MAINTENANCE FEE FOR A $40,000 CONTRACT VALUE INTO A PERCENTAGE TO MORE EASILY CALCULATE THE CHARGES. THE PERCENTAGE WE USE IS 0.075%.


THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

(1) If you Surrender your Contract at the end of the applicable time period:


1 year                                              $1,285
---------------------------------------------------------
3 years                                             $2,303
---------------------------------------------------------
5 years                                             $3,034
---------------------------------------------------------
10 years                                            $5,887
---------------------------------------------------------


(2) If you annuitize at the end of the applicable time period:


1 year                                                                   $  614
-------------------------------------------------------------------------------
3 years                                                                  $1,855
-------------------------------------------------------------------------------
5 years                                                                  $3,026
-------------------------------------------------------------------------------
10 years                                                                 $5,880
-------------------------------------------------------------------------------


(3) If you do not Surrender your Contract:


1 year                                                                   $  622
-------------------------------------------------------------------------------
3 years                                                                  $1,842
-------------------------------------------------------------------------------
5 years                                                                  $3,034
-------------------------------------------------------------------------------
10 years                                                                 $5,887
-------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?" in Section 5. Please refer to Appendix V for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.

                                                                               9
HARTFORD LIFE INSURANCE COMPANY
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3. GENERAL CONTRACT INFORMATION


HARTFORD LIFE INSURANCE COMPANY


Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States as well as the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.


THE SEPARATE ACCOUNT


The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on June 22, 1994 and is registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or us. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate
Account:


- Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.


- Is not subject to the liabilities arising out of any other business we may conduct. However, all obligations under the Contract are our general corporate obligations.



- Is not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.


- May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.

- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds without regard to our other income, gains or losses.


We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.


THE FUNDS



SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
BB&T CAPITAL MANAGER EQUITY VIF           BB&T Asset Management, Inc.               Capital appreciation
  SUB-ACCOUNT (formerly BB&T Capital
  Manager Equity VIF Sub-Account) which
  purchases shares of the BB&T Capital
  Manager Equity VIF of BB&T Variable
  Insurance Funds
----------------------------------------------------------------------------------------------------------------------------
BB&T LARGE CAP VALUE VIF SUB-ACCOUNT      BB&T Asset Management, Inc.               Capital growth, current income or both
  (formerly BB&T Large Cap Value Fund
  Sub-Account) which purchases shares of
  the BB&T Large Cap Value VIF of BB&T
  Variable Insurance Funds
----------------------------------------------------------------------------------------------------------------------------
BB&T LARGE COMPANY GROWTH VIF             BB&T Asset Management, Inc.               Capital growth
  SUB-ACCOUNT (formerly BB&T Large
  Company Growth Fund Sub-Account) which
  purchases shares of the BB&T Large
  Company Growth VIF of BB&T Variable
  Insurance Funds
----------------------------------------------------------------------------------------------------------------------------
BB&T MID CAP GROWTH VIF SUB-ACCOUNT       BB&T Asset Management, Inc.               Long-term capital appreciation
  (formerly BB&T Mid Cap Growth Fund
  Sub-Account) which purchases shares of
  the BB&T Mid Cap Growth VIF of BB&T
  Variable Insurance Funds
----------------------------------------------------------------------------------------------------------------------------

10
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
BB&T SPECIAL OPPORTUNITIES EQUITY VIF     BB&T Asset Management, Inc., sub-         Long-term capital appreciation
  SUB-ACCOUNT (formerly BB&T Special      advised by Scott & Stringfellow, Inc.
  Opportunities Equity Fund Sub-
  Account) which purchases shares of
  BB&T Special Opportunities Equity VIF
  of BB&T Variable Insurance Funds
----------------------------------------------------------------------------------------------------------------------------
BB&T TOTAL RETURN BOND VIF SUB-ACCOUNT    BB&T Asset Management, Inc., sub-         High level of current income and a
  (formerly BB&T Total Return Bond Fund   advised by Sterling Capital Management,   competitive total return
  Sub-Account) which purchases shares of  LLC
  BB&T Total Return Bond VIF of BB&T
  Variable Insurance Funds
----------------------------------------------------------------------------------------------------------------------------
BB&T CAPITAL MANAGER EQUITY VIF           BB&T Asset Management, Inc.               Capital appreciation
  SUB-ACCOUNT (formerly BB&T Capital
  Manager Equity VIF Sub-Account) which
  purchases shares of the BB&T Capital
  Manager Equity VIF of BB&T Variable
  Insurance Funds
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP BALANCED WEALTH      Alliance Capital Management, L.P.         The highest total return consistent with
  STRATEGY PORTFOLIO SUB-ACCOUNT which                                              Alliance's determination of reasonable
  purchases Class B shares of the                                                   risk
  Balanced Wealth Strategy Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP GLOBAL RESEARCH      Alliance Capital Management, L.P.         Long-term growth of capital
  GROWTH PORTFOLIO SUB-ACCOUNT which
  purchases Class B shares of the
  Global Research Growth Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP INTERNATIONAL VALUE  Alliance Capital Management, L.P.         Long-term growth of capital
  PORTFOLIO SUB-ACCOUNT which purchases
  Class B shares of the International
  Value Portfolio of AllianceBernstein
  Variable Products Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP SMALL/MID CAP VALUE  Alliance Capital Management, L.P.         Long-term growth of capital
  PORTFOLIO SUB-ACCOUNT which purchases
  Class B shares of the Small/ Mid Cap
  Value Portfolio of AllianceBernstein
  Variable Products Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP VALUE PORTFOLIO      Alliance Capital Management, L.P.         Long-term growth of capital
  SUB-ACCOUNT which purchases Class B
  shares of the Value Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Long-term capital appreciation
  CONTRAFUND-REGISTERED TRADEMARK- SUB-
  ACCOUNT which purchases Service
  Class 2 shares of Fidelity VIP
  Contrafund-Registered Trademark-
  Portfolio of Fidelity Variable
  Insurance Products
----------------------------------------------------------------------------------------------------------------------------

                                                                              11
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Income
  EQUITY-INCOME SUB-ACCOUNT which
  purchases Service Class 2 shares of
  Fidelity VIP Equity-Income Portfolio
  of Fidelity Variable Insurance
  Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Capital appreciation
  GROWTH SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity
  VIP Growth Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP MID    Fidelity Management & Research Company    Long-term growth
  CAP SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity
  VIP Mid Cap Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP VALUE  Fidelity Management & Research Company    Capital appreciation
  STRATEGIES SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity VIP
  Value Strategies Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND SUB-ACCOUNT    HL Investment Advisors, LLC., a Hartford  Long-term total return
  which purchases Class IA shares of      subsidiary, sub-advised by Wellington
  Hartford Advisers HLS Fund of Hartford  Management Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND      HL Investment Advisors, LLC., sub-        Growth of capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Disciplined Equity   Company, LLP.
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND     HL Investment Advisors, LLC., sub-        High level of current income consistent
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          with growth of capital
  shares of Hartford Dividend and Growth  Company, LLP.
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD EQUITY INCOME HLS FUND           HL Investment Advisors, LLC., sub-        High level of current income consistent
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          with growth of capital
  shares of Hartford Equity Income HLS    Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD FOCUS HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term capital appreciation
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Focus HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL ADVISORS HLS FUND         HL Investment Advisors, LLC., sub-        Maximum long-term total rate of return
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Global Advisors HLS  Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND          HL Investment Advisors, LLC., sub-        Growth of capital growth
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Global Leaders HLS   Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

12
                                                 HARTFORD LIFE INSURANCE COMPANY
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
SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH HLS FUND SUB-ACCOUNT      HL Investment Advisors, LLC., sub-        Long-term capital appreciation
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Growth HLS Fund of Hartford    Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND    HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford Growth               Company, LLP.
  Opportunities HLS Fund of Hartford HLS
  Series Fund II, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND SUB-         HL Investment Advisors, LLC., sub-        High current income. Growth of capital
  ACCOUNT which purchases Class IA        advised by Hartford Investment            is a secondary objective
  shares of Hartford High Yield HLS Fund  Management Company, a Hartford
  of Hartford Series Fund, Inc.           subsidiary
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Match performance of publicly traded
  which purchases Class IA shares of      advised by Hartford Investment            common stocks
  Hartford Index HLS Fund of Hartford     Management Company
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL CAPITAL            HL Investment Advisors, LLC., sub-        Capital appreciation
  APPRECIATION HLS FUND SUB-ACCOUNT       advised by Wellington Management
  which purchases Class IA shares of      Company, LLP.
  Hartford International Capital
  Appreciation HLS Fund of Hartford
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS  HL Investment Advisors, LLC., sub-        Growth of capital
  FUND SUB-ACCOUNT which purchases        advised by Wellington Management
  Class IA shares of Hartford             Company, LLP.
  International Opportunities HLS Fund
  of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY HLS  HL Investment Advisors, LLC., sub-        Capital appreciation
  FUND SUB-ACCOUNT which purchases        advised by Wellington Management
  Class IA shares of Hartford             Company, LLP.
  International Small Company HLS Fund
  of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND            HL Investment Advisors, LLC., sub-        Maximum current income consistent with
  SUB-ACCOUNT which purchases Class IA    advised by Hartford Investment            liquidity and preservation of capital
  shares of Hartford Money Market HLS     Management Company
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND     HL Investment Advisors, LLC., sub-        Maximum current income consistent with
  SUB-ACCOUNT which purchases Class IA    advised by Hartford Investment            safety of principal and maintenance of
  shares of Hartford Mortgage Securities  Management Company                        liquidity
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND         HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford SmallCap Growth HLS  Company, LLP.
  Fund of Hartford HLS Series Fund II,
  Inc.
----------------------------------------------------------------------------------------------------------------------------

                                                                              13
HARTFORD LIFE INSURANCE COMPANY
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
SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term growth of capital, with income
  which purchases Class IA shares of      advised by Wellington Management          as a secondary consideration
  Hartford Stock HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD TOTAL RETURN BOND HLS FUND       HL Investment Advisors, LLC., sub-        Competitive total return, with income as
  SUB-ACCOUNT (formerly Hartford Bond     advised by Hartford Investment            a secondary objective
  HLS Fund Sub-Account) which purchases   Management Company
  Class IA shares of Hartford Total
  Return Bond HLS Fund of Hartford
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES HLS   HL Investment Advisors, LLC., sub-        Maximum total return while providing
  FUND SUB-ACCOUNT which purchases        advised by Hartford Investment            high level of current income
  Class IA shares of Hartford U.S.        Management Company
  Government Securities HLS Fund of
  Hartford HLS Series Fund II, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD VALUE HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term total return
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Value HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND     HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford Value Opportunities  Company, LLP.
  HLS Fund of Hartford HLS Series Fund
  II, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT ALL VALUE PORTFOLIO SUB-      Lord Abbett & Co. LLC                     Long-term growth of capital and income
  ACCOUNT which purchases Class VC
  shares of the Lord Abbett All Value
  Portfolio of the Lord Abbett Series
  Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO     Lord Abbett & Co. LLC                     Current income and capital appreciation
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett America's
  Value Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT BOND-DEBENTURE PORTFOLIO      Lord Abbett & Co. LLC                     Current income and capital appreciation
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett
  Bond-Debenture Portfolio of the Lord
  Abbett Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO   Lord Abbett & Co. LLC                     Long-term growth of capital and income
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett Growth and
  Income Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT LARGE-CAP CORE PORTFOLIO      Lord Abbett & Co. LLC                     Growth and Income
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett Large-Cap
  Core Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

14
                                                 HARTFORD LIFE INSURANCE COMPANY
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
SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER AGGRESSIVE GROWTH FUND        OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Aggressive
  Growth Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND     OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Capital
  Appreciation Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND        OppenheimerFunds, Inc.                    Long-term capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Global
  Securities Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND SUB-         OppenheimerFunds, Inc.                    Total return
  ACCOUNT which purchases Service Shares
  of Oppenheimer Main Street
  Fund-Registered Trademark-/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND    OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Main Street
  Small Cap Fund-Registered
  Trademark-/VA
----------------------------------------------------------------------------------------------------------------------------
PUTNAM DIVERSIFIED INCOME SUB-ACCOUNT     Putnam Investment Management, LLC.        Current income
  which purchases Class IB shares of
  Putnam VT Diversified Income Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM GLOBAL ASSET ALLOCATION SUB-       Putnam Investment Management, LLC.        Long-term total return
  ACCOUNT which purchases Class IB
  shares of Putnam VT Global Asset
  Allocation Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM GROWTH AND INCOME SUB-ACCOUNT      Putnam Investment Management, LLC.        Capital growth and current income
  which purchases Class IB shares of
  Putnam VT Growth and Income Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM INTERNATIONAL EQUITY SUB-ACCOUNT   Putnam Investment Management, LLC.        Capital appreciation
  which purchases Class IB shares of
  Putnam VT International Equity Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM INVESTORS SUB-ACCOUNT which        Putnam Investment Management, LLC.        Long-term growth of capital and income
  purchases Class IB shares of Putnam VT
  Investors Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM NEW VALUE SUB-ACCOUNT which        Putnam Investment Management, LLC.        Long-term capital appreciation
  purchases Class IB shares of Putnam VT
  New Value Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM SMALL CAP VALUE SUB-ACCOUNT which  Putnam Investment Management, LLC.        Capital appreciation
  purchases Class IB shares of Putnam
  VT Small Cap Value Fund of Putnam
  Variable Trust
----------------------------------------------------------------------------------------------------------------------------

                                                                              15
HARTFORD LIFE INSURANCE COMPANY
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
SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
PUTNAM THE GEORGE PUTNAM FUND OF BOSTON   Putnam Investment Management, LLC.        Balanced growth and income
  SUB-ACCOUNT which purchases Class IB
  shares of Putnam VT The George Putnam
  Fund of Boston of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM VISTA SUB-ACCOUNT which purchases  Putnam Investment Management, LLC.        Capital appreciation
  Class IB shares of Putnam VT Vista
  Fund of Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM VOYAGER SUB-ACCOUNT which          Putnam Investment Management, LLC.        Capital appreciation
  purchases Class IB shares of Putnam VT
  Voyager Fund of Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT COMSTOCK SUB-ACCOUNT       Van Kampen Asset Management               Capital growth and income
  which purchases Class II shares of
  Comstock Portfolio of the Van Kampen
  Life Investment Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT GROWTH AND INCOME          Van Kampen Asset Management               Long-term growth of capital and income
  SUB-ACCOUNT which purchases Class II
  shares of Growth and Income Portfolio
  of the Van Kampen Life Investment
  Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF EMERGING MARKETS EQUITY    Morgan Stanley Investment Management      Long-term capital appreciation
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of Emerging Markets Equity
  Portfolio of The Universal
  Institutional Funds, Inc.
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH             Morgan Stanley Investment Management      Long-term capital growth
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of Mid Cap Growth Portfolio of
  The Universal Institutional
  Funds, Inc.
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. MID CAP VALUE         Morgan Stanley Investment Management      Total return
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of U.S. Mid Cap Value Portfolio
  of The Universal Institutional Funds,
  Inc.
----------------------------------------------------------------------------------------------------------------------------



Each Fund has varying degrees of risk depending on their portfolio. Funds are also subject to separate fees and expenses such as portfolio management fees, distribution fees and operating expenses that affect investment returns. PLEASE CONTACT US TO OBTAIN A COPY OF THE PROSPECTUSES FOR EACH FUND. YOU SHOULD READ THESE PROSPECTUSES CAREFULLY BEFORE INVESTING.



We do not guarantee the investment results of any of the underlying Funds.



The Funds may not be available in all states.



MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding.



Certain underlying Fund shares may also be sold to "Qualified Plans" pursuant to an exemptive order and applicable tax laws. If recognized for federal income tax purposes, the ownership of these shares by nonqualified plans could cause affected Funds to fail the diversification requirements under Section 817 of the Code, which in turn could have adverse consequences for variable life and annuity owners invested in that Fund. Under the Code, these adverse consequences may be the responsibility

16
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

(i) in the first instance, of the affected Owners, and (ii) secondarily, of us as the issuer of the Contracts, pursuant to our reporting and withholding obligations.


VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

- Arrange for the handling and tallying of proxies received from Contract
  Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.


SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We may, subject to any applicable law, make certain changes the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. We may liquidate one or more Sub-Accounts if the board of directors of any underlying Fund determines that such actions are prudent.



We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.


In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.


ADMINISTRATIVE AND DISTRIBUTION SERVICES -- We or our affiliates have entered into agreements with the investment advisers or distributors of the Funds. Under the terms of these agreements, we or our affiliates provide administrative and distribution related services and the Funds pay fees to us or our affiliates that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees paid under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the 1940 Act.



FIXED ACCUMULATION FEATURE



THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE 1933 ACT AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.



Premium Payments and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.



We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a rate that meets your State's minimum requirements. We may change the minimum guaranteed interest rate subject only to applicable State insurance law. We may credit interest at a rate in excess of the minimum guaranteed interest rate. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors.



We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis. The Fixed Accumulation Feature interest rates may vary by State.



ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR.

                                                                              17
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


From time to time, we may credit increased interest rates under certain programs established in our sole discretion.



We may restrict your ability to allocate Contract Values or Premium Payments to the Fixed Accumulation Feature at any time in our sole discretion. We may close the Fixed Accumulation Feature to new Premium Payments or transfers of existing Contract Value. We may also make the Fixed Accumulation Feature available only through enrollment in a program that we establish.



4. PERFORMANCE RELATED INFORMATION


The Separate Account may advertise certain performance related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated since the date of the Sub-Account's inception for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure includes the recurring charges at the Separate Account level including the Annual Maintenance Fee.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level including the Annual Maintenance Fee.


We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.



5. THE CONTRACT



A. PURCHASES AND CONTRACT VALUE


WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

- Individual Retirement Annuities adopted according to Section 408 of the Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle

18
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
used within an IRA or other qualified plan receives tax deferred treatment under the Code.


HOW DO I PURCHASE A CONTRACT?



You may purchase a Contract by completing and submitting an application or an order request along with the minimum initial Premium Payment. Additional Premium Payments are also subject to minimum and maximum thresholds discussed in the Highlights Section.



You and your Annuitant must not be older than the maximum age as described in the Highlights or State Variation Sections on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf.



HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?



Your initial Premium Payment will be invested within two Valuation Days of our actual receipt in our administrative offices of a properly completed application or an order request and the Premium Payment is in good order. If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.



If the request or other information accompanying the initial Premium Payment is incomplete or not in good order when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.


CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information, including a signature guarantee, before we can cancel your Contract.


Unless otherwise required by state law, we will pay you your Contract Value on the day we receive your request to cancel. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Sub-Accounts. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. We do not refund any fees or charges deducted during this period. In certain states, we are required to return your Premium Payment if you decide to cancel your contract.


HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?


The Contract Value is the sum of the value of the Fixed Accumulation Feature and all Sub-Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the underlying Funds.


When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; divided by

- The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

- Contract charges including the daily deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, adjusted for the number of days in the period.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?


You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.


WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the underlying Funds available in your Contract.


You may transfer from one Sub-Account to another before and after the Annuity Commencement Date. Your transfer request


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will be processed on the day that it is received as long as it is received in good order on a Valuation Day before the end of any Valuation Day. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


WHAT HAPPENS WHEN I REQUEST A SUB-ACCOUNT TRANSFER?


When you request a Sub-Account transfer, we sell shares of the underlying Fund that makes up the Sub-Account you are transferring from and buy shares of the underlying Fund that makes up the Sub-Account you want to transfer into.



Each day, many Contract Owners request Sub-Account transfers. Some request transfers into a particular Sub-Account, and others request transfers out of a particular Sub-Account. In addition, each day some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Sub-Account's underlying Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Sub-Account's underlying Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.



In addition, many of the underlying Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, group funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in transactions similar to the Sub-Account transfers described for variable annuity Contract Owners.



We take advantage of our size and available technology to combine sales of a particular underlying Fund for all our variable annuities, variable life insurance policies, retirement plans, group funding agreements or other products offered by us or our affiliates. We also combine all the purchases of that particular underlying Fund for all the products we offer. We then "net" those trades. This means that we sometimes reallocate shares of an underlying Fund within our accounts rather than buy new shares or sell shares of the underlying Fund.



For example, if we combine all transfer-out requests and Surrenders of the Hartford Stock HLS Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to purchase or transfer-in an amount equal to $300,000 of that Fund, then we would send a sell order to the underlying Fund for $700,000, which is a $1 million sell order minus the purchase order of $300,000.


WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

You should be aware that there are several important restrictions on your ability to make a Sub-Account transfer.


FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER EACH DAY. We limit each Contract Owner to one Sub-Account Transfer each day. We count all Sub-Account transfer activity that occurs on any one day as one Sub-Account transfer, except you cannot transfer the same Contract Value more than once a day.


For example, if the only transfer you make on a day is a transfer of $10,000 from the Hartford Money Market HLS Fund Sub-Account into another Sub-Account, it would count as one Sub-Account transfer. If, however, on a single day you transfer $10,000 out of the Hartford Money Market HLS Fund Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Likewise, if on a single day you transferred $10,000 out of the Hartford Money Market HLS Fund Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Conversely, if you have $10,000 in Contract Value distributed among 10 different Sub-Accounts and you request to transfer the Contract Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

However, you cannot transfer the same Contract Value more than once in one day. That means if you have $10,000 in the Hartford Money Market HLS Fund Sub-Account and you transfer all $10,000 into the Hartford Stock HLS Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Hartford Stock HLS Fund Sub-Account into another Sub-Account.


SECOND, WE HAVE IMPLEMENTED POLICIES DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, we do not want you to purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or engaging in frequent Sub-Account transfers in order to exploit inefficiencies in the pricing of the underlying Fund.



We attempt to curb frequent transfers in the following ways:


X  20 Transfer Rule;


X  Abusive Transfer Policy



THE 20 TRANSFER RULE -- We employ the "20 Transfer Rule" to help curb frequent Sub-Account transfers. Under this policy, you are allowed to submit a total of 20 Sub-Account transfer requests each Contract Year for each Contract by any of the following methods: U.S. Mail, Voice Response Unit, Internet or telephone. Once these 20 Sub-Account transfers have been requested, you may submit any additional Sub-Account transfer requests only in writing by U.S. Mail or overnight delivery service. Transfer requests by telephone, voice recording unit, via the


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internet or sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it in good order.


We actively monitor Contract Owner's compliance with this policy. Our computer system will automatically send you a letter after your 10th Sub-Account transfer to remind you of our Sub-Account transfer policy. After your 20th transfer request, the computer system will not allow you to do another Sub-Account transfer by telephone, voice recording unit or via the internet. You will be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

Each Contract Anniversary, we reset your transfers to allow 20 new Sub-Account transfers by any means.


We may make changes to this policy at any time.


ABUSIVE TRANSFER POLICY -- Regardless of the number of Sub-Account transfers you have done under the 20 Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy, which is designed to respond to market timing activity observed by the underlying Funds.

Under the Abusive Transfer Policy, we rely on the underlying Funds to identify a pattern or frequency of Sub-Account transfers that the underlying Fund wants us to investigate. Most often, the underlying Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once an underlying Fund contacts us, we run a report that identifies all Contract Owners who transferred in or out of that underlying Fund's Sub-Account on the day or days identified by the underlying Fund. We then review the Contracts on that list to determine whether transfer activity of each identified Contract violates our written Abusive Transfer Policy. We don't reveal the precise details of this policy to make it more difficult for abusive traders to adjust their behavior to escape detection under this procedure. We can tell you that we consider some or all of the following factors in our review:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;


- the number of transfers completed in the current calendar quarter;



- whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies; or



- the policies and procedures of a potentially affected underlying Fund regarding frequent trading.


If you meet the criteria established in our Abusive Transfer Policy, we will terminate your Sub-Account transfer privileges until your next Contract Anniversary, at which point your transfer privileges will be reinstated.


Since we combine all the purchases of a particular underlying Fund for all the products through net trades, the underlying Fund is unable to identify transfers of any specific Contract owner. As a result, there is the risk that the underlying Fund may not be able to identify abusive transfers.



Upon request by an underlying Fund, and subject to applicable law, we may provide the underlying Fund with the Tax Identification Number, and other identifying information contained in our records, of Contract Owners that engaged in Sub-Account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying Fund.



THIRD PARTY TRANSFER SERVICE AGREEMENTS -- In the past, Contract Owners that made an initial Premium Payment of $1 million or more, or who were acting on behalf of multiple Contract Owners with aggregate Contract values of $2 million or more, were required to sign a separate agreement with us that included additional restrictions on their ability to request Sub-Account transfers. We do not currently require Contract Owners or others to sign these agreements. However, if we believe that these agreements may help curb frequent transfers, or for any other reason, we may, without notice, begin requiring these agreements again. In the event such separate agreements are required, the terms and conditions of these agreements may vary from one agreement to the next but all of these agreements, without exception, would be more restrictive than our regular policies that restrict excessive Sub-Account Transfers.


ARE THERE ANY EXCEPTIONS TO THESE POLICIES?


INDIVIDUAL EXCEPTIONS. Except for the exceptions listed below, we do not make any exceptions to our policies restricting frequent trading. This means that if you request to be excused from any of the policies and to be permitted to engage in a Sub-Account transfer that would violate any of these policies, we will refuse your request.



SOME ESTABLISHED EXCEPTIONS. You should be aware, however, that the 20 Transfer Rule and the Abusive Transfer Policy do not apply to all Contract Owners and do not apply in all circumstances, which we describe here:



- The 20 Transfer Rule and the Abusive Transfer Policy do not apply to certain Contracts serviced by Windsor Securities, Inc., a registered broker-dealer firm, that sued us in the 1990's for a variety of issues, including our attempt to limit its Contract Owners' Sub-Account transfers. As a result of the settlement of this litigation, these Contract Owners have different Sub-Account transfer restrictions. With respect to these Contract Owners, we currently only have the ability to restrict transfers into certain underlying Funds and to limit the total Contract Value invested in any one underlying Fund. As of December 31, 2004, the total Contract Value for this group of Contracts was approximately $115 million dollars.



- The 20 Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of an established asset allocation program or asset rebalancing program that rebalances a Contract Owner's holdings on a periodic, pre-established


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  basis according to the prior written instructions of the Contract Owner or as part of a DCA program, including the DCA Plus program. That means that transfers that occur under these programs are not counted toward the 20 transfers allowed under the 20 Transfer Rule. We do not apply the 20 Transfer Rule to programs, like asset rebalancing, asset allocation and DCA programs, that allow Sub-Account transfers on a regularly scheduled basis because the underlying Funds expect these transfers and they usually do not represent the type of Sub-Account transfers that the underlying Funds find problematic.


Other than these exceptions, the only other exceptions to the 20 Transfer Rule impose more restrictive limitations than the 20 Transfer Rule. For example, in Oregon, we have the contractual right to limit Sub-Account transfers to only one Sub-Account transfer every 30 days and to require that the transfer request be sent in writing. We currently do not enforce this right, but should we choose to do so, it would be an exception to the 20 Transfer Rule. There are also some Third Party Transfer Service Agreements that are customized for certain brokers that contain transfer limitations that are also more restrictive than the 20 Transfer Rule.


POSSIBILITY OF UNDETECTED FREQUENT TRADING IN THE UNDERLYING FUNDS. In addition to the exceptions we have just described, you should also be aware that there may be frequent trading in the underlying Funds that we are not able to detect and prevent, which we describe here:



- There is a variable annuity that we offer that has no Contingent Deferred Sales Charge. We are aware that frequent traders have used this annuity in the past to engage in frequent Sub-Account transfers that do not violate the precise terms of the 20 Transfer Rule. We believe that we have addressed this practice by closing all the international and global funds available in the annuity. However, we cannot always tell if there is frequent trading in this product.



- These policies apply only to individuals and entities that own this Contract and any subsequent or more recent versions of this Contract. However, the underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all. Many of the group variable annuities or group funding agreements are offered to retirement plans, and plan sponsors administer their plan according to Plan documents. If these retirement plan documents have no restrictions on Sub-Account transfers, then we cannot apply the 20 Transfer Rule and may not be able to apply any other restriction on transfers. We have been working with plan sponsors and plan administrators to ensure that any frequent transfer activity is identified and deterred. We have had only limited success in this area. Frequent transfers by individuals or entities that occur in other investment or retirement products provided by us could have the same abusive affect as frequent Sub-Account transfers done by other Contract Owners.


HOW AM I AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

Frequent Sub-Account transfers often result in frequent purchases and redemptions of shares of the underlying Fund. Frequent purchases and redemptions of the shares of the underlying Funds may increase your costs under this Contract and may also lower your Contract's overall performance. Your costs may increase because the underlying Fund will pass on any increase in fees related to the frequent purchase and redemption of the underlying Fund's stocks. There would also be administrative costs associated with these transactions.

Frequent transfers may also cause an underlying Fund to hold more cash than the underlying Fund would like to hold. A large cash position means that the underlying Fund will not be fully invested and may miss a rise in value of the securities that the Fund would have purchased. If the underlying Fund chooses not to hold a larger cash position, then it may have to sell securities that it would have otherwise like to have kept, in order to meet its redemption obligations. Both of these measures could result in lower performance of the underlying Fund, which in turn would result in lower overall performance of your Contract.

Because frequent transfers may raise the costs associated with this Contract and lower performance, the effect may be a lower Death Benefit paid to your Beneficiary or lower annuity payouts for your Payee.

WHAT IF A PROSPECTUS FOR THE UNDERLYING FUNDS HAS DIFFERENT POLICIES AND PROCEDURES REGARDING FREQUENT TRADING?


While the prospectuses for the underlying Funds may describe policies and procedures regarding frequent trading that may be different from those described in this variable annuity prospectus, the policies and procedures described in this variable annuity prospectus control how we administer Sub-Account transfers.



We will continue to monitor transfer activity and we may modify these restrictions at any time.


FIXED ACCUMULATION FEATURE TRANSFERS -- During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%).

FIXED ACCUMULATION FEATURE TRANSFER RESTRICTIONS -- Each Contract Year you may transfer the greater of:

- 30% of the greatest Contract Value in the Fixed Accumulation Feature as of any Contract Anniversary or the Contract issue date. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. The 30% does not include Contract Value in any DCA Plus Program; or

- An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.

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We apply these restrictions to all transfers from the Fixed Accumulation
Feature, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.

You must wait 6 months after your most recent transfer from the Fixed Accumulation Feature before moving Sub-Account Values back to the Fixed Accumulation Feature. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


TELEPHONE AND INTERNET TRANSFERS -- You can make transfers by contacting us.



Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of any Valuation Day on the next Valuation Day.



Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day on a Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of any Valuation Day on the next Valuation Day. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.


We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


Telephone or Internet transfer requests may currently only be cancelled by calling us end of the Valuation Day you made the transfer request.



We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.


POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.


B. CHARGES AND FEES



Specific charges and fees are described in the Highlights Section.



THE CONTINGENT DEFERRED SALES CHARGE


The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.

We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.


SURRENDER ORDER -- During the Contract Years when a Contingent Deferred Sales Charge applies to the initial Premium Payment, all Surrenders in excess of the Annual Withdrawal Amount will be taken first from Premium Payments, then from earnings. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.



Thereafter, surrenders in excess of the Annual Withdrawal Amount will be taken first from earnings and then from Premium Payments on a first-in-first-out basis. Only Premium Payments invested for less than the requisite holding period are subject to a Contingent Deferred Sales Charge.


THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:


- Annual Withdrawal Amount -- During the Contract Years when a Contingent Deferred Sales Charge applies, you may take partial Surrenders up to 10% of the total Premium Payments subject to a Contingent Deferred Sales Charge. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for Contracts issued to a Charitable Remainder Trust.


- If you are a patient in a certified long-term care facility or other eligible facility -- We will waive any Contingent Deferred Sales Charge for a partial or full Surrender if you, the

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  joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

X facility recognized as a general hospital by the proper authority of the state in which it is located;

X facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals;

X  facility certified as a hospital or long-term care facility; or

X nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

For this waiver to apply, you must:

- have owned the Contract continuously since it was issued,

- provide written proof of your eligibility satisfactory to us, and

- request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.

This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any Contingent Deferred Sales Charge applicable to any Premium Payments made while you are in an eligible facility or nursing home.

This waiver may not be available in all states.


- Upon death of the Annuitant or any Contract Owner(s) -- No Contingent Deferred Sales Charge will be deducted if the Annuitant or any Contract Owner dies.


- Upon Annuitization -- The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. However, we will charge a Contingent Deferred Sales Charge if the Contract is Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

- For The Hartford's Principal First Benefit Payments -- If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

- For The Hartford's Principal First Preferred Benefit Payments -- If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


- For The Hartford's Lifetime Income Builder Payments -- If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


- For Required Minimum Distributions -- This allows Annuitants who are age
  70 1/2 or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

- For substantially equal periodic payments -- We will waive the Contingent Deferred Sales Charge if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.

- Upon cancellation during the Right to Cancel Period -- No Contingent Deferred Sales Charge will be deducted if you cancel your Contract during the Right to Cancel Period.

MORTALITY AND EXPENSE RISK CHARGE


For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate specified above. This change is deducted from your Sub-Account Value.


The Mortality and Expense Risk Charge is broken into charges for mortality risks and for an expense risk:

- Mortality Risk -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- Expense Risk -- We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The Mortality and Expense Risk Charge enables us to keep our commitments and

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to pay you as planned. If the Mortality and Expense Risk Charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the Mortality and Expense Risk charge exceeds these costs, we keep the excess as profit. We may use these profits for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from the Mortality and Expense Risk Charge.

ANNUAL MAINTENANCE FEE


The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.


WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.

ADMINISTRATIVE CHARGE


For administration, we apply a daily charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.


PREMIUM TAXES

We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 1% in Puerto Rico.

CHARGES AGAINST THE FUNDS


Annual Fund Operating Expenses -- The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds.


CHARGES FOR OPTIONAL BENEFITS


- MAV Plus or MAV/EPB Death Benefit Charge -- You may elect an optional Death Benefit called "MAV Plus Death Benefit" or "MAV Death Benefit" depending on state availability for an additional charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. You may only elect this benefit at the time you purchase your Contract.



- The Hartford's Principal First Charge -- The Hartford's Principal First is an option that can be elected at an additional charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.



- The Hartford's Principal First Preferred Charge -- The Hartford's Principal First Preferred is an option that can be elected for an additional annual charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts or when you cancel it.



- The Hartford's Lifetime Income Builder Charge -- The Hartford's Lifetime Income Builder is an option that can be elected at an additional charge based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make annuity payouts. This charge is not applied to the DCA Plus feature. The rider charge may be limited on Fixed Accounts based on state specific regulations.



  We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase The Hartford's Lifetime Income Builder charge on any Contract Anniversary, you will receive advance notice of the increase and will be given the opportunity to suspend the charge increase. If you suspend The Hartford's Lifetime Income Builder charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may re-start automatic Benefit Amount


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HARTFORD LIFE INSURANCE COMPANY
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  increases at the charge in effect since your most recent notification. In the case of a Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number days since the last charge was assessed, divided by 365.


REDUCED FEES AND CHARGES

We may offer, in our discretion, reduced fees and charges including, but not limited to Contingent Deferred Sales Charges, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.


C. THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S PRINCIPAL FIRST PREFERRED


Electing The Hartford's Principal First and The Hartford's Principal First Preferred


You may elect either The Hartford's Principal First or The Hartford's Principal First Preferred. This means if you elect The Hartford's Principal First you will never be able to elect The Hartford's Principal First Preferred. Likewise, if you elect The Hartford's Principal First Preferred you will never be able to elect The Hartford's Principal First. For qualified Contracts, The Hartford's Principal First cannot be elected if the Contract Owner or Annuitant is age 80 or older. The Hartford's Principal First Preferred cannot be elected if the Contract Owner or Annuitant is age 70 or older.


Once you elect The Hartford's Principal First you cannot cancel it and we will continue to deduct The Hartford's Principal First Charge until we begin to make Annuity Payouts.

You may cancel The Hartford's Principal First Preferred any time after the 5th Contract Year or the 5th anniversary of the date you added The Hartford's Principal First Preferred to your Contract. If you cancel The Hartford's Principal First Preferred, all Benefit Payments and charges for The Hartford's Principal First Preferred will terminate. Once The Hartford's Principal First Preferred is cancelled it cannot be reinstated.

OVERVIEW

The Hartford's Principal First and The Hartford's Principal First Preferred are optional benefits that, if elected, are intended to protect the amount of your investment from poor market performance. The amount of your investment that is protected from poor market performance will be different depending on when you elect your optional benefit. The amount that is protected is your "Benefit Amount." In other words, The Hartford's Principal First and The Hartford's Principal First Preferred operate as a guarantee of the Benefit Amount that you can access through a series of payments.

DETERMINING YOUR BENEFIT AMOUNT

The initial Benefit Amount for both The Hartford's Principal First and The Hartford's Principal First Preferred depends on when you elect your optional benefit. If you elect your optional benefit when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. If you elect your optional benefit at a later date, your Contract Value, on the date it is added to your Contract, is equal to the initial Benefit Amount.


- Your Benefit Amount can never be more than $5 million.


- Your Benefit Amount is reduced as you take withdrawals.


Once the initial Benefit Amount has been determined, we calculate the maximum guaranteed payment that may be made each year ("Benefit Payment").



The Benefit Payment is 7% or 5% of your Benefit Amount for The Hartford's Principal First and The Hartford's Principal First Preferred, respectively.


BENEFIT PAYMENTS

Benefit Payments are non-cumulative, which means your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, for The Hartford's Principal First Preferred if you do not take 5% one year, you may not take more than 5% the next year.


If you elect your optional benefit when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you establish your optional benefit any time after you purchase your Contract, we count one year as the time between the date we added the optional benefit to your Contract and your next Contract Anniversary, which could be less than a year.


The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.


Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.


If you Surrender more than the Benefit Payment out of your Contract in any one year we will recalculate the Benefit Amount. Any time we re-calculate your Benefit Amount or your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

If, in one year, your Surrenders total more than your Benefit Payment out of your Contract we will re-calculate your Benefit Amount and your Benefit Payment may be lower in the future. We recalculate your Benefit Amount by comparing the results of two calculations. First we deduct the amount of the last Surrender from your Contract Value ("New Contract Value") and then we deduct the amount of the last Surrender from the Benefit

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                                                 HARTFORD LIFE INSURANCE COMPANY
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Amount ("New Benefit Amount"). Then we compare those results:

- If the New Contract Value is more than or equal to the New Benefit Amount, and more than or equal to the Premium Payments invested in the Contract before the Surrender, the Benefit Payment is unchanged.

- If the New Contract Value is more than or equal to the New Benefit Amount, but less than the Premium Payments invested in the Contract before the Surrender, we have to recalculate your Benefit Payment. For The Hartford's Principal First, your Benefit Payment becomes 7% of the greater of your New Contract Value and New Benefit Amount. For The Hartford's Principal First Preferred, your Benefit Payment becomes 5% of the greater of your New Contract Value and New Benefit Amount.

- If the New Contract Value is less than the New Benefit Amount, we have to recalculate your Benefit Payment. We recalculate the Benefit Payment by comparing the "old" Benefit Payment to the "new" Benefit Payment for the New Benefit Amount and your Benefit Payment becomes the lower of those two values. Your New Benefit Amount is then equal to the New Contract Value.

If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


If you change the ownership or assign this Contract to someone other than your spouse after 12 months of electing either optional benefit, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future.


The Benefit Amount will be recalculated to equal the lesser of:

- The Benefit Amount immediately prior to the ownership change or assignment; or

- The Contract Value at the time of the ownership change or assignment.


Any time you make subsequent Premium Payments to your Contract, we also re-calculate your Benefit Amount and Benefit Payments. Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by a percentage of the amount of the subsequent Premium Payment.


SURRENDERING YOUR CONTRACT

You can Surrender your Contract any time, however, you will receive your Contract Value at the time you request the Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount you would have received under The Hartford's Principal First or The Hartford's Principal First Preferred.

If you still have a Benefit Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, you will still receive a Benefit Payment through a fixed annuity payout option until your Benefit Amount is depleted.

The fixed annuity payout option for The Hartford's Principal First is called The Hartford's Principal First Payout Option. The fixed annuity payout option for The Hartford's Principal First Preferred is called The Hartford's Principal First Preferred Payout Option.

While you are receiving payments under either of these fixed annuity payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining payments.

ANNUITIZING YOUR CONTRACT

If you elect The Hartford's Principal First or The Hartford's Principal First Preferred and later decide to annuitize your Contract, you may choose The Hartford's Principal First Payout Option or The Hartford's Principal First Preferred Payout Option in addition to those Annuity Payout Options offered in the Contract.


Under both of these Annuity Payout Options, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options.



If you, the joint Contract Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments or any of the death benefit options offered in your Contract.



If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary.


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KEY DIFFERENCES BETWEEN THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S
PRINCIPAL FIRST PREFERRED

While The Hartford's Principal First and The Hartford's Principal First Preferred share many of the same characteristics, there are some important differences you should consider when deciding which benefit to choose.

      FEATURES                    THE HARTFORD'S PRINCIPAL FIRST                     THE HARTFORD'S PRINCIPAL FIRST PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
Charge                0.50% of Sub-Account Value                              0.20% of Sub-Account Value
------------------------------------------------------------------------------------------------------------------------------------
Benefit Payment       7% of Benefit Amount                                    5% of Benefit Amount
------------------------------------------------------------------------------------------------------------------------------------
Revocability          - Irrevocable.                                          - Revocable anytime after the 5th Contract Year or the
                                                                                5th anniversary of the date you added The Hartford's
                                                                                Principal First Preferred to your Contract.
                      - Charge continues to be deducted until we begin to     - Charge will terminate if The Hartford's Principal
                        make annuity payouts.                                   First Preferred is cancelled.
------------------------------------------------------------------------------------------------------------------------------------
Step Up               - After the 5th Contract Year, every five               - Not Available.
                        years thereafter.
------------------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age     - Non-Qualified & Roth IRA -- same as maximum Contract  - Non-Qualified & Roth IRA -- same as maximum Contract
                        issue age.*                                             issue age.*
                      - IRA/Qualified -- Age 80                               - IRA/Qualified -- Age 70
------------------------------------------------------------------------------------------------------------------------------------
Investment            - None                                                  - You are not permitted to transfer more than 10% of
Restrictions                                                                    your Contract Value as of your last Contract
                                                                                Anniversary between certain investment options. This
                                                                                restriction is not currently enforced.
------------------------------------------------------------------------------------------------------------------------------------
Spousal Continuation  - Available                                             - Available
------------------------------------------------------------------------------------------------------------------------------------


* For more information on the maximum Contract issue age please see the Section "How do I purchase the Contract?"


THE HARTFORD'S PRINCIPAL FIRST -- STEP-UP


Any time after the 5th year The Hartford's Principal First has been in effect, you may elect to "step-up" the Benefit Amount. There is no "step-up" available for The Hartford's Principal First Preferred. If you choose to "step-up" the Benefit Amount, your Benefit Amount will be re-calculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to "step-up" the Benefit Amount if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year The Hartford's Principal First "step-up" has been in place, you may choose to "step-up" the Benefit Amount again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can "step-up" without waiting for the 5th year their Contract has been in force.



We currently allow you to "step-up" The Hartford's Principal First on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a "step-up" to occur on your Contract Anniversary. AT THE TIME YOU ELECT TO "STEP-UP," WE MAY BE CHARGING MORE FOR THE HARTFORD'S PRINCIPAL FIRST BUT IN NO EVENT WILL THIS CHARGE EXCEED 0.75% ANNUALLY. REGARDLESS OF WHEN YOU BOUGHT YOUR CONTRACT, UPON "STEP-UP" WE WILL CHARGE YOU THE CURRENT CHARGE. BEFORE YOU DECIDE TO "STEP-UP," YOU SHOULD REQUEST A CURRENT PROSPECTUS WHICH WILL DESCRIBE THE CURRENT CHARGE FOR THIS BENEFIT.


THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- INVESTMENT RESTRICTIONS


If you elect The Hartford's Principal First Preferred you are not permitted to transfer more than 10% of your Contract Value as of your last Contract Anniversary from the Non-Growth Sub-Accounts to the Growth Sub-Accounts in any one Contract Year. If you transfer more than 10% of your Contract Value The Hartford's Principal First Preferred will automatically terminate and all Benefit Payments and The Hartford's Principal First Preferred charge will cease. We may add or delete Sub-Accounts from the Non-Growth and Growth sub-account lists at any time. Currently, we do not enforce this investment transfer restriction. We will provide you 30 days written notice when we elect to enforce this investment transfer restriction.


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                                                 HARTFORD LIFE INSURANCE COMPANY
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
NON-GROWTH SUB-ACCOUNTS                                            GROWTH SUB-ACCOUNTS
------------------------------------------------------------------------------------------------------
AllianceBernstein VP Balanced Wealth                AllianceBernstein VP Global
  Strategy Portfolio                                Research Growth Portfolio
AllianceBernstein VP International Value            BB&T Large Company
  Portfolio                                         Growth VIF
AllianceBernstein VP Small/Mid Cap                  BB&T Mid Cap Growth VIF
  Value Portfolio                                   BB&T Special Opportunities
AllianceBernstein VP Value Portfolio                Equity VIF
BB&T Capital Manager Equity VIF                     Fidelity VIP Contrafund-Registered Trademark-
BB&T Large Cap Value VIF                            Portfolio
BB&T Total Return Bond VIF                          Fidelity VIP Growth Portfolio
Fidelity VIP Equity-Income Portfolio                Fidelity VIP Mid Cap Portfolio
Fidelity VIP Value Strategy Portfolio               Hartford Global Advisers HLS Fund
Hartford Advisers HLS Fund                          Hartford Global Leaders HLS Fund
Hartford Disciplined Equity HLS Fund                Hartford Growth HLS Fund
Hartford Dividend and Growth HLS                    Hartford Growth Opportunities
  Fund                                              HLS Fund
Hartford Equity Income HLS Fund                     Hartford International Capital
Hartford Focus HLS Fund                             Appreciation HLS Fund
Hartford High Yield HLS Fund                        Hartford Small Cap Growth HLS Fund
Hartford Index HLS Fund                             Oppenheimer Aggressive Growth
Hartford International Opportunities                Fund/VA
  HLS Fund                                          Oppenheimer Capital Appreciation
Hartford International Small                        Fund/VA
  Company HLS Fund                                  Oppenheimer Global Securities
Hartford Money Market HLS Fund                      Fund/VA
Hartford Mortgage Securities HLS                    Oppenheimer Main Street Small Cap
  Fund                                              Fund-Registered Trademark-/VA
Hartford Stock HLS Fund                             Putnam VT Vista Fund
Hartford Total Return Bond HLS Fund                 Putnam VT Voyager Fund
Hartford U.S. Government Securities                 Van Kampen UIF Emerging Markets
  HLS Fund                                          Equity Portfolio
Hartford Value HLS Fund                             Van Kampen UIF Mid Cap Growth
Hartford Value Opportunities HLS                    Portfolio
  Fund
Lord Abbett All Value Portfolio
Lord Abbett America's Value
  Portfolio
Lord Abbett Bond-Debenture
  Portfolio
Lord Abbett Growth and Income
  Portfolio
Lord Abbett Large Cap Core
  Portfolio
Oppenheimer Main Street Fund-Registered
Trademark-/VP
Putnam VT Diversified Income
  Fund
Putnam VT Global Asset Allocation
  Fund
Putnam VT Growth and Income
  Fund
Putnam VT International Equity
  Fund
Putnam VT Investors
  Fund
Putnam VT New Value
  Fund
Putnam VT Small Cap Value
  Fund
Putnam VT The George Putnam Fund
  of Boston
Van Kampen LIT Comstock Portfolio
Van Kampen LIT Growth and
  Income Portfolio
Van Kampen UIF U.S. Mid Cap
  Value Portfolio
------------------------------------------------------------------------------------------------------

REQUIRED MINIMUM DISTRIBUTIONS

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on an annual basis, usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.

For purposes of The Hartford's Principal First Preferred, if you enroll in our Automatic Income Program to satisfy the Required Minimum Distributions from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount or Benefit Payment.

OTHER INFORMATION

The Hartford's Principal First and The Hartford's Principal First Preferred may not be available in all states or through all broker-dealers.


We reserve the right to treat all Contracts issued to you by us or one of our affiliates within a calendar year as one Contract for purposes of The Hartford's Principal First and The Hartford's Principal First Preferred. This means that if you purchase two Contracts from us in any twelve month period and elect either The Hartford's Principal First or The Hartford's Principal First Preferred on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.


For examples on how The Hartford's Principal First is calculated, please see "Appendix III." For examples on how The Hartford's Principal First Preferred is calculated, please see "Appendix IV."


D. DEATH BENEFITS



In most cases, we have used the same terminology in the Contract and this prospectus. However, when describing the Death Benefits, we have used different terms in this prospectus than in the Contract. When you receive your Contract after purchase, it will include Contract riders that describe your Death Benefit. For the standard Death Benefit, called Premium Security Death Benefit in your prospectus, for age 80 and under, you will receive riders entitled "Asset Protection Death Benefit" and "Premium Protection Death Benefit." Together, these riders make up the Premium Security Death Benefit. For the Asset Protection Death Benefit, you will receive a Contract rider with the same name. If you elect the MAV Plus Death Benefit, you will receive a rider entitled the "Maximum Anniversary Value/Earnings Protection Benefit" rider. If, after you receive your Contract you have any questions about terminology of the names of the riders, please call your Registered Representative or Hartford.


WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Contract Owner, joint Contract Owner, or the Annuitant dies before we begin to make Annuity Payouts. We calculate the Death Benefit when we receive a certified death certificate or other legal document acceptable to us. The calculations for the Death Benefit that are described below are based on the Contract Value on the date we receive a certified death certificate or other legal document acceptable to us.

The calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

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HARTFORD LIFE INSURANCE COMPANY
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This Contract comes with a standard Death Benefit, which depends on the age of you and your Annuitant. This minimum guaranteed Death Benefit is at no additional cost. If you and your Annuitant are younger than age 81 on the issue date, your Death Benefit is the Premium Security Death Benefit. If you or your Annuitant are age 81 or older, your Death Benefit is the APB Death Benefit, which is short for Asset Protection Death Benefit. This minimum guaranteed Death Benefit is offered at no additional cost. If you elect the The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit. The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit is described later in this prospectus.


THE PREMIUM SECURITY DEATH BENEFIT

If both you and your Annuitant are younger than age 81 on the date we issue this Contract, your Death Benefit is the greatest of:

- Your Contract Value on the date we receive due proof of death;

- Your Total Premium Payments adjusted for any partial Surrenders; or

- The lesser of:

X  Your Maximum Anniversary Value described below; or

X Your Contract Value on the date we receive due proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.

THE ASSET PROTECTION DEATH BENEFIT

If you or your Annuitant are age 81 or older on the date we issue this Contract, the Death Benefit is the greatest of:

- Your Contract Value on the date we receive due proof of death;

- The lesser of:

X  Total Premium Payments adjusted for any partial Surrenders; or

X Your Contract Value on the date we receive due proof of death plus 25% of total Premium Payments adjusted for partial Surrenders and excluding subsequent Premium Payments we receive within 12 months of death.

- The lesser of:

X  Your Maximum Anniversary Value described below; or

X Your Contract Value on the date we receive proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.

MAXIMUM ANNIVERSARY VALUE

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier.

The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

- Your Anniversary Value is reduced for any partial Surrenders as shown below.

The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

ADJUSTMENTS FOR SURRENDERS

We calculate the adjustments to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar for dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

OPTIONAL DEATH BENEFIT

You may elect an optional Death Benefit for an additional charge. We call the optional Death Benefit the "MAV Plus Death Benefit," which is short for "Maximum Anniversary Value Plus Death Benefit." The name of the rider for the MAV Plus Death Benefit is called the "Maximum Anniversary Value/Earnings Protection Benefit" rider. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Premium Security Death Benefit and MAV Plus Death Benefit.


In states where the MAV Plus Death Benefit is not available, we offer the "MAV Death Benefit," which stands for "Maximum Anniversary Value Death Benefit." Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, see State Variations in Section 7 or call your Registered Representative or contact us.



THE MAV PLUS DEATH BENEFIT



You may elect the "MAV Plus Death Benefit" or "Maximum Anniversary Value Plus Death Benefit" for an additional charge. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Standard Death Benefit and MAV Plus Death Benefit. In states where the MAV Plus Death Benefit is not available, we offer the "MAV Death Benefit," which stands for "Maximum Anniversary Value Death Benefit." Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, contact us or your Registered Representative.


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                                                 HARTFORD LIFE INSURANCE COMPANY
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The MAV Plus Death Benefit is available for an additional annual charge, deducted daily, based on your Contract Value invested in the Sub-Accounts. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.



The MAV Plus Death Benefit is the greatest of:



- Your Contract Value on the date we receive due proof of death;



- Total Premium Payments adjusted for any partial Surrender;



- Your Maximum Anniversary Value; or



- Your Earnings Protection Benefit described below.



EARNINGS PROTECTION BENEFIT



The Death Benefit depends on the age of you and your Annuitant on the date the MAV Plus Death Benefit is added to your Contract. If each age is 69 or younger, the benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap. The terms "gain" and "cap" are described below.


If you and/or your Annuitant are age 70 or older on the date the MAV Plus Death Benefit is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.


We determine Contract gain by subtracting your Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value on the calculation date. We then deduct any Premium Payments and add adjustments for any partial Surrenders made during that time.


We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.

The Contract gain that is used to determine your Death Benefit has a limit or "cap." The cap is 200% of the following:

- The Contract Value on the date the MAV Plus Death Benefit was added to your Contract; plus

- Premium Payments made after the MAV Plus Death Benefit was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus

- Any adjustments for partial Surrenders.

ADDITIONAL INFORMATION ABOUT THE DEATH BENEFITS

For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under sub-section entitled "Taxation of Annuities -- General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans."

We impose a limit on total death benefits if:


- The total death benefits are payable as a result of the death of any one person under one or more deferred variable annuities issued by us or our affiliates, and


- Aggregate Premium Payments total $5 million or more.

When the limit applies, total death benefits cannot exceed the greater of:

- The aggregate Premium Payments reduced by an adjustment for any Surrenders; or

- The aggregate Contract Value plus $1 million.

However, if you add Premium Payments to any of your Contracts such that aggregate Premium Payments total to $5 million or more, the aggregate death benefit will be the greater of the maximum death benefit above or:

- The aggregate Contract Value; plus

- The aggregate death benefits in excess of the aggregate Contract Values at the time you added the Premium Payments to your Contracts.

Any reduction in death benefits to multiple variable annuity contracts will be in proportion to the Contract Value of each Contract at the time of reduction.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Contract Owner has designated the manner in which the Beneficiary will receive the Death Benefit. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

If your Beneficiary elects to receive the Death Benefit amount as a lump sum payment, we may transfer that amount to our General Account and issue the Beneficiary a draftbook. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For Federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. If the Beneficiary resides or the Contract was purchased in a state that imposes restrictions on this method of lump sum payment, we may issue a check to the Beneficiary.

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HARTFORD LIFE INSURANCE COMPANY
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The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death
Benefit Remaining with the Company" to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.

The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

Required Distributions -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

Alternatives to the Required Distributions -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation -- If the Contract Owner dies and a Beneficiary is the Contract Owner's spouse, that portion of the Contract for which the spouse is considered the Beneficiary will continue with the spouse as Contract Owner, unless the spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.


If your spouse continues any portion of the Contract as Contract Owner and elects the MAV Plus Death Benefit, we will use the date the Contract is continued with your spouse as Contract Owner as the effective date the optional Death Benefit was added to the Contract. This means we will use the date the Contract is continued with your spouse as Contract Owner as the effective date for calculating the MAV Plus Death Benefit. The percentage used for the MAV Plus Death Benefit will be determined by the oldest age of any remaining joint Contract Owner or Annuitant at the time the Contract is continued.


WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.

If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Contract Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

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IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .               AND . . .                            AND . . .
------------------------------------------------------------------------------------------------------
Contract Owner                There is a surviving joint Contract  The Annuitant is living or deceased
                              Owner
------------------------------------------------------------------------------------------------------
Contract Owner                There is no surviving joint          The Annuitant is living or deceased
                              Contract Owner
------------------------------------------------------------------------------------------------------
Contract Owner                There is no surviving joint          The Annuitant is living or deceased
                              Contract Owner and the Beneficiary
                              predeceases the Contract Owner
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is living         There is no named Contingent
                                                                   Annuitant
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is living         The Contingent Annuitant is living
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is a trust or     There is no named Contingent
                              other non-natural person             Annuitant
------------------------------------------------------------------------------------------------------

IF THE DECEASED IS THE . . .            THEN THE . . .
----------------------------
Contract Owner                Joint Contract Owner receives the
                              Death Benefit.
----------------------------
Contract Owner                Designated Beneficiary receives the
                              Death Benefit.
----------------------------
Contract Owner                Contract Owner's estate receives
                              the Death Benefit.
----------------------------
Annuitant                     The Contract Owner becomes the
                              Contingent Annuitant and the
                              Contract continues. The Contract
                              Owner may waive this presumption
                              and receive the Death Benefit.
----------------------------
Annuitant                     Contingent Annuitant becomes the
                              Annuitant, and the Contract
                              continues.
----------------------------
Annuitant                     The Contract Owner receives the
                              Death Benefit.
----------------------------

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .              AND . . .                     THEN THE . . .
----------------------------------------------------------------------------------------------
Contract Owner                  The Annuitant is living         Designated Beneficiary becomes
                                                                the Contract Owner.
----------------------------------------------------------------------------------------------
Annuitant                       The Contract Owner is living    Contract Owner receives the
                                                                payout at death, if any.
----------------------------------------------------------------------------------------------
Annuitant                       The Annuitant is also the       Designated Beneficiary
                                Contract Owner                  receives the payout at death,
                                                                if any.
----------------------------------------------------------------------------------------------

These are the most common scenarios, however, there are others. Some of the Annuity Payout Options may not result in a payout at death. For more information on Annuity Payout Options that may not result in a payout at death please see the section entitled "Annuity Payouts." If you have questions about these and any other scenarios, please contact your Registered Representative or us.


E. THE HARTFORD'S LIFETIME INCOME BUILDER



OVERVIEW



The Hartford's Lifetime Income Builder is an optional rider that is intended to help protect your Contract investment from poor market performance. The Hartford's Lifetime Income Builder provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, The Hartford's Lifetime Income Builder is a guarantee of the Benefit Amount that you can access two ways:



- WITHDRAWAL BENEFIT allows (a) BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or
  (b) LIFETIME BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the death of any Owner(s) if the oldest Owner(s) is age 60 or older. You may elect to receive either a Benefit Payment or a Lifetime Benefit Payment at one time. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; or



- GUARANTEED MINIMUM DEATH BENEFIT a Death Benefit equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. The Death Benefit is payable at the death of any Contract Owner or Annuitant. DEPLETING THE BENEFIT AMOUNT BY TAKING WITHDRAWAL BENEFITS OR SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER RIDER.


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ELECTING THE HARTFORD'S LIFETIME INCOME BUILDER



You may elect The Hartford's Lifetime Income Builder only at the time of purchase and once you do so, your choice is irrevocable. The benefits comprising The Hartford's Lifetime Income Builder may not be purchased separately.



The Hartford's Lifetime Income Builder is only available if the oldest Contract Owner or Annuitant is age 75 or younger at Contract issue.



If you elect The Hartford's Lifetime Income Builder, you may not elect The Hartford's Principal First or The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit.



DETERMINING YOUR BENEFIT AMOUNT



The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of any subsequent Premium Payments and automatic Benefit Amount increases. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.



- Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as "automatic Benefit Amount increases"), depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value, less 1. In no event will this ratio be less than 0% or greater than 10%. Automatic Benefit Amount increases will continue until the Contract Anniversary immediately following the oldest Owner's or Annuitant's 75th birthday.



- Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment.



- Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A),(B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



  C. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in
      (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:



      (i)  the Contract Value immediately following the Surrender; or



      (ii) the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



- Benefit Amount Limits. Your Benefit Amount cannot be less than $0 or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under The Hartford's Lifetime Income Builder.



If your automatic Benefit Amount increases have been suspended as a result of your declining an automatic Benefit Amount increase, you will have the option to elect the automatic Benefit Amount increase again 30 days prior to each Contract Anniversary at the then current charge. If you decide to elect the automatic Benefit Amount increase on a future Contract Anniversary, we will thereafter resume automatic Benefit Amount increases.



Since the Benefit Amount is a central source for both benefits under The Hartford's Lifetime Income Builder, taking withdrawals will ultimately lessen or eliminate the Guaranteed Minimum Death Benefit.



Please refer to the Examples included in Appendix VI for a more complete description of these effects.



WITHDRAWAL BENEFIT



The following Section describes both BENEFIT PAYMENTS AND LIFETIME BENEFIT PAYMENTS which together comprise the Withdrawal Benefit.



BENEFIT PAYMENTS



Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.



The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.



Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.



Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is


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                                                 HARTFORD LIFE INSURANCE COMPANY
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     equal to the Benefit Payment immediately prior to the Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.



  C. If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender times 5%.



If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.



If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made.



If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.



If Surrenders are less than or equal to the Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.



LIFETIME BENEFIT PAYMENT



Under this option, Surrenders may be taken as a Lifetime Benefit Payment that is initially set equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the oldest Owner's 60th birthday or 5% of the initial Benefit Amount if the oldest Owner is 60 or older at the rider's effective date. In other words, you may elect to go from Benefit Payments to Lifetime Benefit Payments once the oldest Contract Owner turns 60 provided that your Contract Value at the time of election is greater than zero. The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.



Lifetime Benefit Payments can be divided up and taken on any payment schedule that you request.



Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment include any applicable Contingent Deferred Sales Charge.



Whenever a Surrender is taken after the Contract Anniversary immediately following the oldest Owner's 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of
      (A) will apply.



  C. If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender times 5%.



If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.



Lifetime Benefit Payments will be available until the first death of any Contract Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout.



If you make a subsequent Premium Payment after the Contract Anniversary immediately following the oldest Owner's 60th birthday, the Lifetime Benefit Payment will be re-calculated on the next Contract Anniversary to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.



If Surrenders are not taken prior to the Contract Anniversary immediately following the oldest Contract Owner's 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the oldest Contract Owner's 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment.



If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the oldest Owner's 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.


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HARTFORD LIFE INSURANCE COMPANY
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If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the contract and pay the Surrender Value.



Please refer to the Examples included in Appendix VI for a more complete description of these effects.



SURRENDERING YOUR CONTRACT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER



You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request this Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under The Hartford's Lifetime Income Builder.



If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, we will issue a payout annuity. If the Contract Owner is a natural person we will treat the Contract Owner(s) as the Annuitant(s) for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either The Hartford's Lifetime Income Builder Fixed Period Certain Payout or The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option described in the Annuity Payout Section. The election is irrevocable. You may elect to defer the Annuity Commencement Date until you are eligible for The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout, described below.



GUARANTEED MINIMUM DEATH BENEFIT PROVISION



The Hartford's Lifetime Income Builder includes a Guaranteed Minimum Death Benefit ("GMDB") that replaces the standard Premium Security Death Benefit described in this prospectus. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date due proof of death is received by us. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER.



OWNERSHIP CHANGE



We reserve the right to approve all ownership changes. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under The Hartford's Lifetime Income Builder so long as the change in ownership does not affect the life on which the Contract is based and does not result in a change in the tax identification number under the Contract.



Any ownership change made prior to the first Contract Anniversary will have no impact on The Hartford's Lifetime Income Builder rider or the benefits thereunder as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change.



An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the oldest Owner(s) or Annuitant after the change are less than age 76 at the time of the change will automatically result in either (A) or (B):



  (A) If The Hartford's Lifetime Income Builder rider is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate. The charge will discontinue.



  (B) If The Hartford's Lifetime Income Builder rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.



If the oldest Owner(s) or Annuitant is age 76 or greater at the time of an ownership change, The Hartford's Lifetime Income Builder rider will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford's Lifetime Income Builder charge will terminate.



In addition, we reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the ownership change effective date. We may prohibit investment in any Sub-Account, require you to allocate your Contract Value according to an asset allocation model or to allocate your Contract Value to a fund-of-funds Sub-Account. If you violate the restrictions, then the rider, its benefits and its charges will terminate.



SPOUSAL CONTRACT CONTINUATION



If the Contract Owner dies and the Beneficiary is the deceased Contract Owner's spouse at the time of death, the spouse may continue the Contract, and we will adjust the Contract Value to the Death Benefit value (the greater of the Death Benefit and the Benefit Amount).



If the spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:



  (A) If The Hartford's Lifetime Income Builder is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate. The charge will discontinue.


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                                                 HARTFORD LIFE INSURANCE COMPANY
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  (B)  If The Hartford's Lifetime Income Builder is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.



If the spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, The Hartford's Lifetime Income Builder will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford's Lifetime Income Builder charge will terminate.



ANNUITY COMMENCEMENT DATE



If the annuity reaches the maximum Annuity Commencement Date, which is the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, the Contract must be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under The Hartford's Lifetime Income Builder rules applicable when the Contract Value equals zero.



OTHER INFORMATION



The Hartford's Lifetime Income Builder may not be available in all states or through all broker-dealer firms.



For purposes of determining the Benefit Amount under The Hartford's Lifetime Income Builder, we reserve the right to treat one or more Contracts issued by us to you with The Hartford's Lifetime Income Builder in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.



The Hartford's Lifetime Income Builder may not be appropriate for all investors. Several factors, among others, should be considered:



- Inasmuch as these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. If the Contract Value is zero as of the date that due proof of death is received by us, there will be no death benefit under The Hartford's Lifetime Income Builder rider.



- Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing The Hartford's Lifetime Income Builder rider as part of an investment program involving an IRA may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to underlying Funds, outweigh the absence of additional tax advantages from a variable annuity.



- Purchasing The Hartford's Lifetime Income Builder rider is a one time only event and cannot be undone later. If you elect The Hartford's Lifetime Income Builder you will also forfeit other benefits such as The Hartford's Principal First and The Hartford's Principal First Preferred. A comparison table is provided below for ease of reference.



- Withdrawals are taxable as ordinary income to the extent of earnings and may also be subject to a 10% federal income tax penalty. Such withdrawals may have state income tax implications.



- Spouses who are not a Joint Owner may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner-spouse. Continuation of all of the options available in The Hartford's Lifetime Income Builder is dependent upon its availability at the time of death of the first Contract Owner-spouse and will be subject to then prevailing charges.



- Certain ownership changes may result in a reduction of benefits.



- We may not allow assignments under The Hartford's Lifetime Income Builder.



- Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification.



For examples on how The Hartford's Lifetime Income Builder is calculated, please see Appendix VI.



F. SURRENDERS


WHAT KINDS OF SURRENDERS ARE AVAILABLE?


FULL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges, pro-rated portion of The Hartford's Lifetime Income Builder Charge, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.


PARTIAL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable Contingent Deferred Sales Charge. You can ask us to deduct the Contingent Deferred Sales Charge from the amount you are Surrendering or from your remaining Contract Value. If we deduct the Contingent Deferred Sales Charge from your remaining Contract Value, that amount will also be subject to Contingent Deferred Sales Charge.

There are two restrictions on partial Surrenders before the Annuity Commencement
Date:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

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- After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. Our current minimum Contract Value is $500 after the Surrender. The minimum Contract Value in New York must be $1,000 after the Surrender. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender.

FULL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.

PARTIAL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.

Hartford will deduct any applicable Contingent Deferred Sales Charges.


If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.



These options may not be available if the contract is issued to qualify under
Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.


Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

Written Requests -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

Telephone Requests -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program, or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

Prior to age 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

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                                                 HARTFORD LIFE INSURANCE COMPANY
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WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS
PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

More than one Contract issued in the same calendar year -- If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

Internal Revenue Code section 403(b) annuities -- As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are:
(a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the "Federal Tax Considerations" section for more information.


G. ANNUITY PAYOUTS


This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:

- When do you want Annuity Payouts to begin?

- Which Annuity Payout Option do you want to use?

- How often do you want the Payee to receive Annuity Payouts?

- What is the Assumed Investment Return?

- Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?

Please check with your financial adviser to select the Annuity Payout Option that best meets your income needs.


WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?


You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. You may choose to begin receiving a variable dollar amount Annuity Payout at any time. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later, unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.


WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?



Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. The Hartford's Lifetime Income Builder Fixed Period Certain Payout Option and The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option are available only to Contract Owners who elect The Hartford's Lifetime Income Builder rider. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.


LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts during the lifetime of the Annuitant, but Annuity Payouts are at least guaranteed for the number of years you select. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of years, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the present value of the remaining Annuity Payouts.

LIFE ANNUITY WITH A CASH REFUND

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.

JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the

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HARTFORD LIFE INSURANCE COMPANY
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Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts for the number of years that you select. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

THE HARTFORD'S PRINCIPAL FIRST PAYOUT OPTION


If you elect The Hartford's Principal First and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Payout Option, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.


THE HARTFORD'S PRINCIPAL FIRST PREFERRED PAYOUT OPTION


If you elect The Hartford's Principal First Preferred and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Preferred Payout Option, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.



The Hartford's Lifetime Income Builder Fixed Period Certain Payout --



If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment.



The total amount payable under this option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year's annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments.



The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain
Payout --



If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the calculation date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant, in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any


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                                                 HARTFORD LIFE INSURANCE COMPANY
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Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments.



IMPORTANT INFORMATION:


YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS FOR A PERIOD CERTAIN ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE MAY BE DEDUCTED.

For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

Automatic Annuity Payouts -- If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.

HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

- monthly,

- quarterly,

- semi-annually, or

- annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.

WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.


Subject to the approval of your State, you can select one of three AIRs described in the Highlights Section. The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.


For example, if the second monthly Annuity Payout is the same as the first, the Sub-Accounts earned exactly the same return as the AIR. If the second monthly Annuity Payout is more than the first, the Sub-Accounts earned more than the AIR. If the second Annuity Payout is less than the first, the Sub-Account earned less than the AIR.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of the variation depends on the AIR you select.

DO YOU WANT ANNUITY PAYOUTS TO BE FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

Fixed Dollar Amount Annuity Payouts -- Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an Annuity rate set by us.

You may not choose a fixed dollar amount Annuity Payout if you purchase your Contract in Oregon or Pennsylvania.

Variable Dollar Amount Annuity Payouts -- Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

- the Annuity Payout Option chosen,

- the Annuitant's attained age and gender (if applicable),

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HARTFORD LIFE INSURANCE COMPANY
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- the applicable annuity purchase rates based on the 1983a Individual Annuity
  Mortality table adjusted for projections based on accepted actuarial principles, and

- the Assumed Investment Return.

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value, minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.


ASSUMED INVESTMENT RETURNS ("AIR") -- The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.



        ANNUITY             ANNUITY             ANNUITY
AIR   UNIT FACTOR   AIR   UNIT FACTOR   AIR   UNIT FACTOR
----------------------------------------------------------
 3%    0.999919%     5%    0.999866%     6%    0.999840%
----------------------------------------------------------


Combination Annuity Payout -- You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs.


Transfer of Annuity Units -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under Section 5.


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KEY DIFFERENCES BETWEEN THE HARTFORD'S PRINCIPAL FIRST, THE HARTFORD'S PRINCIPAL
FIRST PREFERRED AND THE HARTFORD'S LIFETIME INCOME BUILDER


        FEATURES                THE HARTFORD'S PRINCIPAL FIRST       THE HARTFORD'S PRINCIPAL FIRST PREFERRED
-------------------------------------------------------------------------------------------------------------
Charge                     0.50% of Sub-Account Value                0.20% of Sub-Account Value
-------------------------------------------------------------------  ----------------------------------------
Benefit Payment            7% of Benefit Amount                      5% of Benefit Amount
-------------------------------------------------------------------  ----------------------------------------
Revocability               - Irrevocable                             - Revocable anytime after the 5th
                                                                     Contract Year or the 5th Anniversary of
                                                                     the date you added The Hartford's
                                                                     Principal First Preferred to your
                                                                     Contract
                                                                     - Charge will terminate if The
                           - Charge continues to be deducted until     Hartford's Principal First Preferred
                             we begin to make annuity payouts          is cancelled
-------------------------------------------------------------------  ----------------------------------------
Step Up                    - After the 5th Contract Year, every      - Not Available
                             five years thereafter, optional
-------------------------------------------------------------------  ----------------------------------------
Lifetime Benefit Payments  - Not Available                           - Not Available
-------------------------------------------------------------------  ----------------------------------------
Death Benefit              - Premium Security or Asset Protection    - Premium Security or Asset Protection
                             Death Benefit                             Death Benefit
-------------------------------------------------------------------  ----------------------------------------
Maximum Issue Age          - Non-Qualified & Roth IRA -- same as     - Non-Qualified & Roth IRA -- same as
                             maximum Contract issue age*               maximum Contract issue age*
                           - IRA/Qualified -- Age 80.                - IRA/Qualified -- Age 70.
-------------------------------------------------------------------  ----------------------------------------
Investment Restrictions    - None                                    - You are not permitted to transfer more
                                                                       than 10% of your Contract Value as of
                                                                       your last Contract Anniversary between
                                                                       certain investment options. This
                                                                       restriction is not currently enforced
-------------------------------------------------------------------  ----------------------------------------
Spousal Continuation       - Available                               - Available
-------------------------------------------------------------------  ----------------------------------------

        FEATURES            THE HARTFORD'S LIFETIME INCOME BUILDER
-------------------------
Charge                     0.40% of the Benefit Amount
-------------------------  ----------------------------------------
Benefit Payment            5% of Benefit Amount
-------------------------  ----------------------------------------
Revocability               - Irrevocable
                           - Charge continues to be deducted until
                             we begin to make Annuity Payouts
-------------------------  ----------------------------------------
Step Up                    - Annual, automatically calculated,
                             unless opted out
-------------------------  ----------------------------------------
Lifetime Benefit Payments  - Available
-------------------------  ----------------------------------------
Death Benefit              - The Hartford's Lifetime Income Builder
                             Guaranteed Minimum Death Benefit
-------------------------  ----------------------------------------
Maximum Issue Age          - Age 75
-------------------------  ----------------------------------------
Investment Restrictions    - None, unless approved ownership
                             change.
-------------------------  ----------------------------------------
Spousal Continuation       - Available
-------------------------  ----------------------------------------



* For more information on the maximum Contract issue age please see the Section "How do I purchase the Contract?"



H. OTHER PROGRAMS AVAILABLE


We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a Program or fund closure, will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these Programs.


Dollar Cost Averaging Plus ("DCA Plus") Programs -- You may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers from our Fixed Accumulation Feature to any of the Sub-Accounts under either a 6-Month Transfer Program or 12-Month Transfer Program subject to Program rules. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and with the final transfer of the entire amount remaining in the Program.



The pre-authorized transfers will begin within 15 days of receipt of the Program Payment provided we receive complete enrollment instructions. If we do not receive complete Program


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enrollment instructions within 15 days of receipt of the initial Program
Payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, we will return your Program Payment to you for further instruction. If your Program Payment is less than the required minimum amount, we will apply it to your Contract according to your instructions on record for a subsequent Premium Payment.



Under the DCA Plus Programs, the credited interest rate is not earned on the full amount of your Premium Payment for the entire length of the Program. This is because Program transfers to the Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.



All Program Payments, including any subsequent Program Payment, must meet the Program minimum. Any subsequent Program Payments we receive during an active Program transfer period which are received during the same interest rate effective period will be credited to the current Program. Any subsequent Program Payments we receive during an active Program transfer period which are received during a different interest rate effective period will be used to start a new Program. That Program will be credited with the interest rate in effect on the date we start the new Program. Unless you send us different instructions, the new Program will be the same length of time as your current Program and will allocate the subsequent Program Payments to the same Sub-Accounts.



The DCA Plus Program may credit a higher interest rate but it does not ensure a profit or protect you against a loss in declining markets. Continuous or periodic investment programs neither insure a profit nor protect against a loss in declining markets. Because this program involves continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.



We may limit the total number of DCA Programs and DCA Plus Programs to 5 Programs open at any one time. We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.



You may elect to terminate the transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Sub-Accounts you selected for the Program.



We may discontinue, modify or amend the Programs or any other interest rate program we establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program. However, if an underlying fund closes to new Premium Payments and subsequent Premium Payments, it may also be closed to all Dollar Cost Averaging programs including the DCA Plus Program. In the event of a fund closure, We will contact you to determine your instructions as to future Program allocations. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.



Other Dollar Cost Averaging Programs -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Sub-Account into a different Sub-Account. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.



Continuous or periodic investment programs neither insure a profit nor protect against a loss in declining markets. Because this program involves continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.


InvestEase Program -- InvestEase is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

Automatic Income Program -- The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The minimum amount of each Surrender is $100. Amounts taken under this Program will count towards the Annual Withdrawal Amount, and if received prior to age 59 1/2, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment.

Asset Allocation Program -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers static

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model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can only participate in one model at a time.


Asset Rebalancing -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can only participate in one model at a time.



6. DEFINITIONS



Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:



ACCOUNT: Any of the Sub-Accounts or the Fixed Accumulation Feature.



ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.



ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.



ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, Connecticut 06102-5085.



ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary.



ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.



ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.



ANNUITANT: The person on whose life the Contract is based. The Annuitant may not be changed after your Contract is issued.



ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.



ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.



ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.



ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.



ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.



BENEFICIARY: The person(s) entitled to receive a payout at death, if any, upon the death of the Contract Owner, joint Contract Owner or Annuitant.



BENEFIT AMOUNT: The basis used to determine the maximum payout guaranteed under The Hartford's Principal First, The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder.



BENEFIT PAYMENT: The maximum guaranteed Payment that may be withdrawn each Contract Year under The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder.



CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.



CODE: The Internal Revenue Code of 1986, as amended.



COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.



CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitants death.



CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.



CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.


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CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.



CONTRACT OWNER OR YOU: The owner or holder of the Contract described in this prospectus. We do not capitalize "you" in the prospectus.



CONTRACT VALUE: The total value of the Accounts on any Valuation Day.



CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.



DEATH BENEFIT: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.



DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.



FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature is called the Fixed Account.



GENERAL ACCOUNT: The General Account includes our company assets, including any money you have invested in the Fixed Accumulation Feature. The assets in the General Account are available to the creditors of Hartford.



THE HARTFORD'S PRINCIPAL FIRST: An option that can be added at an additional charge where, if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under The Hartford's Principal First in any Contract Year is 7% of the guaranteed amount.



THE HARTFORD'S PRINCIPAL FIRST PREFERRED: An option that can be added at an additional charge where, if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under The Hartford's Principal First Preferred in any Contract Year is 5% of the guaranteed amount.



JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.



LIFETIME BENEFIT PAYMENT: The maximum guaranteed amount that can be withdrawn each year until the first death of the any natural Owner (or Annuitant if a non-natural Owner), under The Hartford's Lifetime Income Builder The Lifetime Benefit Payment is available at the Contract Anniversary on or after the oldest Owner's 60th birthday.



MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value prior to the deceased's 81st birthday or the date of death, if earlier.



MAXIMUM CONTRACT VALUE: Under The Hartford's Lifetime Income Builder, the greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.



NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.



1933 ACT: The Securities Exchange Act of 1933, as amended.



1934 ACT: The Securities Exchange Act of 1934, as amended.



1940 ACT: The Investment Company Act of 1940, as amended.



NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.



PAYEE: The person or party you designate to receive Annuity Payouts.



PREMIUM PAYMENT: Money sent to us to be invested in your Contract.



PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.



REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.



SPOUSE: A person related to a Contract Owner by marriage pursuant to the Code.



SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.



SURRENDER: A complete or partial withdrawal from your Contract.



SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.



THE HARTFORD'S LIFETIME INCOME BUILDER: An option that can be added for an additional charge that provides a minimum withdrawal benefit and a minimum Death Benefit. In your Contract, this is called the Unified Benefit Design.


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VALUATION DAY: Every day and for so long as the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.



VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.



WE, US OR OUR: Hartford Life Insurance Company.



7. OTHER INFORMATION



ASSIGNMENT -- A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract. If you elect The Hartford's Lifetime Income Builder, the benefits thereunder cannot be assigned.



A qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law. Please consult a qualified tax adviser before assigning your Contract.


CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.


HOW CONTRACTS ARE SOLD -- Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours. The securities will be sold by individuals who represent us as insurance agents and who are registered representatives of Broker-Dealers that have entered into distribution agreements with HSD.


Upfront commissions paid by Hartford will not be more than 7% of Premium Payments. Trail commissions will not be more than 1% of Contract Value. From time to time Hartford may also pay or permit other promotional incentives, in cash or credit or other compensation.


Additional Compensation to Broker-Dealers, Financial Institutions and Other Persons ("Financial Intermediaries") -- In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and 12b-1 fees, the distributor or its affiliates pay, out of their own assets, significant additional compensation ("Additional Payments") to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the variable annuity contracts ("Contracts") based on a number of factors. While this additional compensation is not paid directly by you, it could or might be assumed to have an impact on recommendations made by the Financial Intermediaries.


With the exception of certain compensation arrangements discussed herein, and "Negotiated Additional Amounts" defined below, these Additional Payments, which are generally based on average net assets (or on aged assets i.e., assets held over one year) and on sales of the Contracts attributable to a particular Financial Intermediary, may, but are normally not expected to, exceed, in the aggregate 0.12% of the average net assets of the Contracts attributable to a particular Financial Intermediary. A listing of Financial Intermediaries to whom the distributor makes such Additional Payments is provided below. Separate Additional Payments may also be made in connection with the sale and distribution of the Contracts in such forms as, among others, "due diligence" payments and "marketing support" fees ("Negotiated Additional Amounts"), as discussed in greater detail below. With the exception of certain Negotiated Additional Amounts specifically discussed herein, payments of Negotiated Additional Amounts did not exceed $12 million per Financial Intermediary for the calendar year ended December 31, 2004. These Additional Payments and Negotiated Additional Amounts may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one Contract over another Contract. Please consult your Financial Intermediary for more information.

Distribution Arrangements -- Contracts issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively "Hartford Life") are continuously offered and sold by selected broker-dealers who have selling agreements with Hartford Life. Except as discussed below, Hartford Life bears all the expenses of providing services pursuant to Contracts including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature.

In addition to the commissions described herein, Hartford Life and its affiliates pay, out of their own assets, Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Contracts. Certain Additional Payments are generally based on average net assets (or on aged assets) of the

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Contracts attributable to a particular Financial Intermediary, on sales of the
Contracts attributable to a particular Financial Intermediary, and/or on reimbursement of related sales expenses. Such Additional Payments are generally made for the placement of the Contracts on a Financial Intermediary's list of annuity products available for purchase by its customers. Separate Additional Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the annuity products and payments for providing training and information relating to the annuity product and
(2) "marketing support" fees for providing assistance in promoting the sale of the annuity product. (Negotiated Additional Amounts). Subject to NASD regulations, Hartford Life and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of the Contracts, as well as sponsor various annuity product educational programs, sales contests and/or promotions in which Financial Intermediaries that participate may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. Hartford Life and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may be different for different Financial Intermediaries, will not change the price an investor will pay for the Contracts or the amount that a registered representative will receive from such sale. These Additional Payments and Negotiated Additional Amounts may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one annuity product over another annuity product. Please consult your Financial Intermediary for more information.

As of December 31, 2004 Hartford Life has entered into arrangements to make Additional Payments that are generally based on average net assets (or on aged assets) attributable to a particular Financial Intermediary, on sales of the Contracts attributable to a particular Financial Intermediary, and/or on reimbursement of related sales expenses to A.G. Edwards & Sons, Inc., Advest, Inc., AIG Advisors Group, AMSouth Investment Services, Inc., Bancwest Investment Services, Inc., Cadaret Grant & Co., Inc., Capital Analyst Inc., Capital Investment Group, Inc., Centaurus Financial, Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage, Inc., Cuso Financial Services, L.P., Duerr Financial Corporation, Edward D. Jones & Co., L.P., FFP Securities, Inc., Fifth Third Securities, First Citizens Investor Services, First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Harbour Investments, Inc., Heim & Young Securities, The Huntington Investment Company, Infinex Financial Group, ING Advisors Network, Investacorp, Inc., Investment Professionals, Inc., James T. Borello & Co., Jefferson Pilot Securities Corporation, J.J.B. Hilliard, W.L. Lyons, Inc., Legg Mason Wood Walker, Incorporated, Lincoln Financial, Linsco/Private Ledger Corp., M&T Securities, Merrill Lynch Pierce Fenner & Smith, First Montauk Securities Corp., Morgan Keegan & Company, Inc., Morgan Stanley & Co., Incorporated, Mutual Service Corporation, National Planning Holding, NEXT Financial Group, Inc., NFP Securities, Inc., Parker/Hunter Incorporated, Pension Planners, PFIC Securities Corporation, Piper Jaffray & Co., Prime Capital Services, Inc., Prospera Financial Services, Inc., Raymond James Financial Services, RBC Dain Rauscher Inc., Securities America, Inc., Sigma Financial Corporation, Southtrust Securities, Inc., Stifel Nicolaus & Company, Incorporated, TFS
Securities, Inc., The Investment Center, Inc., Triad Advisors, Inc., UBS Financial Services, Inc., Uvest Financial Services Group Inc., Wachovia Securities, LLC., Walnut Street Securities, Inc., Wells Fargo Brokerage Services, L.L.C., WM Financial Services, Inc., Woodbury Financial Services, Inc., XCU Capital Corporation, Inc. Hartford Life may enter into arrangements with other Financial Intermediaries to make such Additional Payments. Separate Additional Payments in the form of Negotiated Additional Amounts may also be made to the above-listed Financial Intermediaries and to other Financial Intermediaries.

The Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Contracts are negotiated based on a range of qualitative factors, including, but not limited to, access and opportunity to provide product education and training, assistance with the development and implementation of joint marketing and business plans, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the fiscal year ended December 31, 2004, Hartford Life or its affiliates paid approximately $50 million in total Additional Payments, including Negotiated Additional Amounts to Financial Intermediaries.


The Contract may be sold directly to certain individuals under certain circumstances that do not involve payment of any sales compensation to a registered representative. In such case, Hartford will credit the Contract with an additional 5.0% of the Premium Payment. This additional percentage of Premium Payment in no way affects present or future charges, rights, benefits or current values of other Contract Owners. The following class of individuals are eligible for this feature: (1) current or retired officers, directors, trustees and employees (and their families) of the ultimate parent and affiliates of Hartford; and (2) employees and registered representatives (and their families) of registered broker-dealers (or their financial institutions) that have a sales agreement with Hartford and its principal underwriter to sell the Contracts.


LEGAL MATTERS


There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues including market


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timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford, which includes Hartford Life Insurance Company ("HLIC") and its affiliates, has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues.



The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The funds are available for purchase by the separate accounts of different variable universal life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between sub-accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity products, The Hartford's ability to restrict transfers by these owners is limited. In February 2005, The Hartford agreed in principle with the Boards of Directors of the funds to indemnify the funds for any material harmed caused to the funds from frequent trading by these owners. The specific terms of the indemnification have not been determined. The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford also has received a subpoena from the New York Attorney General's Office requesting information related to the Company's group annuity products. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office and other regulatory agencies.



To date, neither the SEC's and New York Attorney General's market timing investigation nor the SEC's directed brokerage investigation has resulted in either regulator initiating any formal action against The Hartford. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The potential timing of any such action is difficult to predict. Based on The Hartford's discussions with the SEC and the New York Attorney General's Office and its own analysis, Hartford Life, Inc. ("Hartford Life"), an indirect subsidiary of The Hartford, recorded a charge of $66 million to establish a reserve for these matters during the first quarter of 2005. This reserve is an estimate; in view of the uncertainties regarding the timing and outcome of any payments relating to these types of regulatory investigations, as well as the tax-deductibility, if any, and any potential deferred acquisition cost effects (though no deferred acquisition cost effects are included in this estimate) that may be applicable, it is possible that the ultimate cost to Hartford Life of these matters may exceed or be below the reserve amount, perhaps by a significant amount. It is reasonably possible that HLIC, an indirect subsidiary of Hartford Life, may ultimately be liable for all or a portion of the ultimate cost to Hartford Life. However, the ultimate liability of the Company, if any, is not reasonably estimable at this time.



The Hartford has received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. Additionally, The Hartford has received a subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a sub-account of a tax-qualified plan or was subsequently put into a tax qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in connection with these matters.



Also, The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. Further, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters. The Hartford does not expect any such action to result in a material adverse effect on the separate accounts or on the HLS funds that serve as underlying investments for those accounts.


In addition, The Hartford has been served with five putative national class actions, now consolidated into a single putative class action, IN RE HARTFORD MUTUAL FUNDS FEE LITIGATION, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford's Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper

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purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the Retail Funds themselves and the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the separate accounts or on the HLS funds that serve as underlying investments for those accounts.
MORE INFORMATION


You may call your Registered Representative if you have any questions or write or call us at the address above.


FINANCIAL STATEMENTS

You can find financial statements of the Separate Account and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.


STATE VARIATIONS


The following section describes modifications to this prospectus required by one or more state insurance departments:



- ALABAMA -- We will accept subsequent Premium Payments only during the first Contract Year.


- CALIFORNIA -- Any Contract Owner 60 years old or older when purchasing this Contract in the state of California must either: Elect the Senior Protection program, or elect to immediately allocate the initial Premium Payments to the other investment options.



Under the Senior Protection Program we will allocate your initial Premium Payment to the Hartford Money Market HLS Fund Sub-Account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions.



If you elect the Senior Protection Program you will not be able to participate in any InvestEase or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in the Hartford Money Market HLS Fund Sub-Account unless you direct otherwise.



You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from the Hartford Money Market HLS Fund Sub-Account to another investment option.



When you terminate your participation in the Senior Protection Program:



- you may reallocate your Contract Value in the Program to other investment options; or



- we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested.



- CONNECTICUT -- For Contracts issued in the state of Connecticut, there are no investment restrictions on the Sub-Accounts you may invest in while subject to The Hartford's Principal First Preferred benefit.



If you elect The Hartford's Principal First Preferred, and your Contract was issued in the state of Connecticut, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equals or exceeds $100,000.



Contingent Deferred Sales Charges for Connecticut residents purchasing Hartford Director M Plus are 8, 8, 8, 7, 6, 5, 4, 3, 0%.



- OREGON -- If you purchase your Contract in Oregon, we will accept subsequent Premium Payments only during the first three Contract Years. Oregon Contract Owners may only sign up for DCA Plus Programs that are 6 months or longer.



- MASSACHUSETTS -- If you purchase your Contract in Massachusetts, we will accept subsequent Premium Payments only until the Annuitants 63rd birthday or the third Contract Anniversary, whichever is later.



- MINNESOTA, NEW YORK AND WASHINGTON -- The MAV Plus Death Benefit is not available for Contracts issued in Washington, New York or Minnesota. There is a different optional Death Benefit called the Maximum Anniversary Value Death Benefit for Contracts issued in Washington, New York or Minnesota. The charge is 0.30% of average daily Sub-Account Value.



The optional Death Benefit is different for Contracts issued in Washington, New York or Minnesota. We call this optional Death Benefit the "Maximum Anniversary Value Death Benefit."



There is an additional charge we deduct on a daily basis that is equal to an annual charge of 0.30% of your Contract Value invested in the Sub-Accounts for this benefit. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.


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The Maximum Anniversary Value Death Benefit is described below. It is the greatest of:



- Your Contract Value on the date we receive proof of death;


- Total Premium Payments adjusted for any partial Surrenders; or



- Your Maximum Anniversary Value.



The Hartford's Principal First or The Hartford's Principal First Preferred



NEW YORK -- We will not recalculate The Hartford's Principal First or The Hartford's Principal First Preferred Benefit Amount if you change ownership or assign your Contract to someone other than your spouse.



PENNSYLVANIA -- Contingent Deferred Sales Charges for Pennsylvania residents purchasing Hartford Director M Plus are 8, 8, 8, 7, 6, 5, 4, 3, 0%.



SOUTH CAROLINA AND WASHINGTON -- We do not deduct an Annual Maintenance Fee for Contracts issued in South Carolina and Washington if it will cause the rate of interest credited to your Contract Value in the Fixed Accumulation Feature to fall below state minimum requirements.



NEW JERSEY, NEW YORK, OKLAHOMA AND OREGON -- AIRS are the following: 3% and 5%.



MASSACHUSETTS, NEW JERSEY AND NEW YORK -- The Nursing Home Waiver is not approved.



8. FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to the Contracts.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

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HARTFORD LIFE INSURANCE COMPANY
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  1. NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under
Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "owner" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of an "owner." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "owner." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

  2. OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

    a. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

  i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract value (determined without regard to surrender charges) is an appropriate measure. However, the IRS could take the position that the value should be the current Contract value (determined without regard to surrender charges) increased by some measure of the value of certain future benefits.

 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

 vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

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    b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

  i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

    c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

    d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.

  i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

 ii. The 10% penalty tax will not apply to the following distributions:

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3. Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary). In determining whether a payment stream designed to satisfy this exception qualifies, it is possible that the IRS could take the position that the entire interest in the Contract should include not only the current Contract value, but also some measure of the value of certain future benefits.

    5. Distributions made under certain annuities issued in connection with structured settlement agreements.

    6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied RETROACTIVELY TO ALL THE PRIOR PERIODIC PAYMENTS (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

    e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract,
(2) then from the portion of the

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HARTFORD LIFE INSURANCE COMPANY
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"income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment,
(3) then from the remaining "income on the contract" and (4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

    f. REQUIRED DISTRIBUTIONS.

  i. Death of Contract Owner or Primary Annuitant

    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

    1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

    2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

    3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

 ii. Alternative Election to Satisfy Distribution Requirements

    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

 iii. Spouse Beneficiary

    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

    g. ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered intofor tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

    h. PARTIAL EXCHANGES.

The IRS in Rev. Rul. 2003-76 has confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering
(1) under what circumstances it should treat a partial exchange followed by such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code
Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Accordingly, we advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.

  3. DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

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A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

  4. TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

For instance, the IRS in Rev. Rul. 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). More specifically, Rev. Rul. 2003-92 extended this "public availability" doctrine to interests in a non-registered limited partnership that are not publicly traded but are available directly to qualified buyers through private placements (as well as through variable contracts), holding that such limited partnership interests should be treated as owned directly by a variable contract owner (and not by the insurer). By contrast, where such limited partnership interests are available exclusively through the purchase of a variable insurance contract, Rev. Rul. 2003-92 held that such investment assets should be treated as owned by the insurer (and not by the contract owner). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts.

The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. FEDERAL INCOME TAX WITHHOLDING


The portion of an amount received under a Contract that is taxable gross income to the payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:



    1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution.



    2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested.



E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS


The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

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F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS


The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.


G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-spouse beneficiary who either is
(1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code
Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code
Section 72(e)(4)(C)(iii) and Section 1015.
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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

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GENERAL INFORMATION
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    Safekeeping of Assets
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    Experts
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    Non-Participating
--------------------------------------------------------
    Misstatement of Age or Sex
--------------------------------------------------------
    Principal Underwriter
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PERFORMANCE RELATED INFORMATION
--------------------------------------------------------
    Total Return for all Sub-Accounts
--------------------------------------------------------
    Yield for Sub-Accounts
--------------------------------------------------------
    Money Market Sub-Accounts
--------------------------------------------------------
    Additional Materials
--------------------------------------------------------
    Performance Comparisons
--------------------------------------------------------
ACCUMULATION UNIT VALUES
--------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------

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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS


This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.



The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts, accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.



THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/ OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.



The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.



We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.



1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")



In addition to "traditional" IRAs governed by Code Sections 408(a) and
(b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A , SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code
Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or
457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.



TRADITIONAL IRAS Traditional IRAs are subject to limits on the amounts that may be contributed each year (which contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code
Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.



You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into your Traditional IRA under certain circumstances, as indicated


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below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plan if the distribution is not transferred directly to your Traditional IRA.



IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



SEP IRAS Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



SIMPLE IRAS The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code
Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



[A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.



We currently do not serve as the Designated Financial Institution for any employer's SIMPLE Plan. Accordingly, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan, and if you choose, arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.]



ROTH IRAS Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA to a Roth IRA will subject the amount held in the converted Traditional IRA to federal income tax. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA and under limited circumstances, as indicated below. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(K) PLAN



Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described


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below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.



In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefit once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.



3. TAX SHELTERED ANNUITY UNDER SECTION 403(B) ("TSA")



Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" contract ("TSA") and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, such contributions may not exceed the lesser of an annual dollar limit (e.g., $40,000) or 100% of the employee's "includable compensation" for his most recent full year of service, subject to other adjustments. Special provisions may allow certain employees to elect a different overall limitation.



A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:



    a.  after the employee reaches age 59 1/2;



    b.  upon the employee's separation from service;



    c.  upon the employee's death or disability; or



    d. in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).



Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.



Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below.



4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")



Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. In addition, under Code Section 457(d) a
Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).



All of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors.



5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS



Except under certain circumstances in the case of Roth IRAs, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.



For non-periodic amounts from certain Qualified Contracts or Plans, Code
Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type


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of Qualified Contract or Plan. For instances, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.



In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below. Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.



6. PENALTY TAXES FOR QUALIFIED PLANS



Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.



A. PENALTY TAXES ON PREMATURE DISTRIBUTIONS Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:



- made to a beneficiary (or to the employee's estate) on or after the employee's death;



- attributable to the employee's becoming disabled under Code Section 72(m)(7);



- part of a series of substantially equal periodic payments (not less frequently than annually -- "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;



- (except for IRAs) made to an employee after separation from service after reaching age 55; or



- not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.



In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:



- made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;



- not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or



- for a qualified first-time home buyer and meets the requirements of Code
  Section 72(t)(8).



If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied RETROACTIVELY TO ALL THE PRIOR PERIODIC PAYMENTS (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and
(b) 5 years have elapsed since the first of these periodic payments.



For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.



B. RMDS AND 50% PENALTY TAX If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.



An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:



- the calendar year in which the individual attains age 70 1/2, or



- (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.



The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --



    (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or



    (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.



If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.



If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.



The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth


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IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.



The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.



In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.



7. TAX WITHHOLDING FOR QUALIFIED PLANS



Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."



Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens or resident aliens of the United States.



Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.



8. ROLLOVER DISTRIBUTIONS



The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.



For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g., a TSA) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g., a TSA that is subject to the same kinds of salary reduction restrictions). Such a "direct transfer" between the same kind of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.



By contrast, an amount distributed from one type of Plan (e.g., a TSA) into a different type of Plan (e.g., a Traditional IRA) generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan fiduciary) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient.



Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either:



    a.  an RMD amount;



    b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or



    c.  any distribution made upon hardship of the employee.



Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct


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rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457(e)(16), a
"direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.



Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).



Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse), Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.


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APPENDIX II -- DEATH BENEFIT -- EXAMPLES

PREMIUM SECURITY DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000.

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- Total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000]

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% X $106,000 = $143,903]; the lesser
  (a) and (b) is $106,000.

The Premium Security Death Benefit is the greatest of these three values, which is $117,403.

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EXAMPLE 2

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)]

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and
  (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser
  (a) and (b) is $83,571.

The Premium Security Death Benefit is the greatest of these three values, which is $120,000.

ADJUSTMENT FOR PARTIAL SURRENDER FOR TOTAL PREMIUM PAYMENTS

The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

ADJUSTMENT FOR PARTIAL SURRENDER FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 - $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

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ASSET PROTECTION DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000.

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% X $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% X $106,000 = $143,903]; the lesser
  (a) and (b) is $106,000.

The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.

EXAMPLE 2

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% X $57,857 = $134,464]; the lesser (a) and (b) is $57,857.

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

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MAV PLUS DEATH BENEFIT WITH PREMIUM SECURITY DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

- You made a single Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR EARNINGS PROTECTION BENEFIT

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 - $100,000 - $0 + $0 = $9,273]

Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

Hartford would calculate the Contract gain as follows:

- Contract Value on the day we receive proof of Death [$117,403],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

- Add any adjustments for partial Surrenders [$0],

So the Contract gain equals $17,403.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($0),

Which equals $100,000. The cap is 200% of $100,000, which is $200,000.

PREMIUM SECURITY DEATH BENEFIT AMOUNT IS $117,403. (See Example 1 under Premium Security Death Benefit for details of calculation.)

ADJUSTED TOTAL PREMIUM PAYMENT AMOUNT IS $92,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)

MAV PLUS DEATH BENEFIT

In this situation the cap does not apply, so Hartford takes the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% ($17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the death benefit.

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EXAMPLE 2

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

- You made a single Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below))

- On the day we receive proof of Death, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 - $100,000 - $0 + $0 = $50,000]

Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.

CALCULATION OF CONTRACT GAIN

Hartford would calculate the Contract gain as follows:

- Contract Value on the day we receive proof of Death [$120,000],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

- Add any adjustments for partial Surrenders [$10,000],

So the Contract gain equals $30,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($10,000),

Which equals $90,000. The cap is 200% of $90,000, which is $180,000.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 - $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 - $10,000 = $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and adds that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.

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APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

- Your Benefit Amount is $100,000, which is your initial Premium Payment.

- Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

- Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.

EXAMPLE 7: IF YOU ELECT TO "STEP-UP" THE HARTFORD'S PRINCIPAL FIRST AFTER THE 5TH YEAR, ASSUMING YOU HAVE MADE NO WITHDRAWALS, AND YOUR CONTRACT VALUE AT THE TIME OF STEP-UP IS $200,000, THEN

- We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

- Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

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APPENDIX IV -- THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST PREFERRED WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

- Your Benefit Amount is $100,000, which is your initial Premium Payment.

- Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $7,500, which is your prior Benefit Payment ($5,000) plus 5% of your additional Premium Payment ($2,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

- Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

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APPENDIX V -- ACCUMULATION UNIT VALUES

There is no information available for the Sub-Accounts because as of December 31, 2004, the Sub-Accounts had not commenced operations.

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APPENDIX VI -- THE HARTFORD'S LIFETIME INCOME BUILDER -- EXAMPLES



FOR ALL EXAMPLES YOUR GUARANTEED MINIMUM DEATH IS THE GREATER OF THE BENEFIT AMOUNT AND THE CONTRACT VALUE ON THE DATE OF DUE PROOF OF DEATH.



EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S LIFETIME INCOME BUILDER WHEN YOU PURCHASE YOUR CONTRACT, YOU ARE YOUNGER THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.



- Your Benefit Amount is $100,000, which is your initial Premium Payment.



- Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.



- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be set equal to the Benefit Amount on the Contract Anniversary immediately following the Oldest Owner's 60th birthday.



EXAMPLE 2: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU MAKE NO ADDITIONAL PREMIUM PAYMENTS AND TAKE NO WITHDRAWALS DURING THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $105,000.



- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value (105,000) divided by the Maximum Contract Value (100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (105,000 / 100,000) -1 = .05 = 5%



- Your Benefit Amount is $105,000, which is your previous Benefit Amount multiplied by the automatic Benefit Amount increase.



- Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $105,000 * .004 = $420, this amount is deducted from the Contract Value.



EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.



- Your initial Benefit Amount is $100,000.



- Your Benefit Payment is $5,000.



- After the partial Surrender of $1,000, your Benefit Amount is $99,000.



- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.



- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value (95,000) divided by the Maximum Contract Value (100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (95,000 / 100,000) -1 = -.05 subject to the minimum of 0%



- Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.



- Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $99,000 * .004 = $396, this amount is deducted from the Contract Value.



EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 3. ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2 AND THAT, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.



- At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.



- Your Benefit Payment is $5,000.



- Your Benefit Amount after the premium payment is $119,000.



- Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

72
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 4. ASSUME THAT ON THE FOLLOWING ANNIVERSARY (THE END OF CONTRACT YEAR 2) THE CONTRACT VALUE IS $118,000 AND THAT NO WITHDRAWALS WERE TAKEN IN CONTRACT YEAR 2.



- After Premium Payment, your Benefit Amount is $119,000.



- Your Benefit Payment is $5,950.



- At the anniversary, we calculate the automatic Benefit Amount increase. The ratio is the Contract Value (118,000) divided by the Maximum Contract Value (120,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (118,000 / 120,000) -1 = -.01667 subject to a minimum of 0%



- Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.



- Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $119,000 * .004 = $476, this amount is deducted from the Contract Value.



EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 5. ASSUME THAT IN THE THIRD CONTRACT YEAR, A $35,000 PARTIAL SURRENDER IS TAKEN. THE PARTIAL SURRENDER INCLUDES CDSC. THE WITHDRAWAL LOWERED THE CONTRACT VALUE FROM $115,000 TO $80,000.



- At the beginning of Contract Year 3, your initial Benefit Amount is $119,000.



- Your Benefit Payment is $5,950.



- Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows
    - (i) the Contract Value immediately following the partial withdrawal:
80,000
    - (ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: 119,000 - 35,000 = 84,000



- Your new Benefit Amount is $80,000.



- Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.



EXAMPLE 7: ASSUME THAT ON THE CONTRACT ANNIVERSARY IMMEDIATELY FOLLOWING THE OLDEST OWNER'S 60TH BIRTHDAY, THE CONTRACT VALUE IS $200,000.



- Your Benefit Amount after the automatic increase calculation is $200,000.



- Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $200,000 * .004 = $800, this amount is deducted from the Contract Value.



EXAMPLE 8: ASSUME THE OWNER WITHDRAWS $9,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.



- Your Benefit Amount is $80,000 before the partial Surrender.



- Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.



- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.



- Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.



EXAMPLE 9: ASSUME THE OWNER WITHDRAWS $12,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.



- Your Benefit Amount is $80,000 before the partial Surrender.



- Your Benefit Amount after the partial Surrender is $68,000.



- It is the lesser of Contract Value after the partial Surrender (73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.



- Your Benefit Amount will reset to $3,400, which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.



- Your Lifetime Benefit Payment will reset to $3,400, which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

To obtain a Statement of Additional Information, please complete the form below and mail to:

      Hartford Life Insurance Company
      Attn: Investment Product Services
      P.O. Box 5085
      Hartford, Connecticut 06102-5085


Please send a Statement of Additional Information for Series I of Director M Platinum Outlook variable annuity to me at the following address:


---------------------------------------------------
                                      Name

----------------------------------------------------------------
                                    Address

----------------------------------------------------------------
   City/State                                                        Zip Code

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                        HARTFORD LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT THREE


                    SERIES I OF DIRECTOR M PLATINUM OUTLOOK


This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.

To obtain a prospectus, send a written request to Hartford Life Insurance Company Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.


Date of Prospectus: November 1, 2005
Date of Statement of Additional Information: November 1, 2005


TABLE OF CONTENTS

GENERAL INFORMATION                                                2
----------------------------------------------------------------------
    Safekeeping of Assets                                          2
----------------------------------------------------------------------
    Experts                                                        2
----------------------------------------------------------------------
    Non-Participating                                              2
----------------------------------------------------------------------
    Misstatement of Age or Sex                                     2
----------------------------------------------------------------------
    Principal Underwriter                                          2
----------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION                                    2
----------------------------------------------------------------------
    Total Return for all Sub-Accounts                              2
----------------------------------------------------------------------
    Yield for Sub-Accounts                                         3
----------------------------------------------------------------------
    Money Market Sub-Accounts                                      3
----------------------------------------------------------------------
    Additional Materials                                           3
----------------------------------------------------------------------
    Performance Comparisons                                        4
----------------------------------------------------------------------
ACCUMULATION UNIT VALUES                                           5
----------------------------------------------------------------------
FINANCIAL STATEMENTS                                            SA-1
----------------------------------------------------------------------

2                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS


The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 24, 2005 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in its method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004), and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account Three (the "Account") as of December 31, 2004, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period ended December 31, 2004 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 24, 2005, which are both included in this Statement of Additional Information and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. ("HSD"). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2004: $1,245,453; 2003: $1,870,390; and 2002: $2,540,909.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.

HARTFORD LIFE INSURANCE COMPANY                                                3
--------------------------------------------------------------------------------

The formula Hartford uses to calculate standardized total return is P(1+T)TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period. This figure reflects deductions for the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee.

The formula Hartford uses to calculate yield is: YIELD = 2[(a-b/cd +1)TO THE POWER OF 6 -1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

A money market fund Sub-Account may advertise yield and effective yield. Yield and effective yield figures reflect the deductions for the Contract, which include the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR." Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR X (365/7), where BPR = (A-B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

4                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

Hartford may also compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance, such as:

- The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

- The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. The Nasdaq Composite includes over 5,000 companies. On February 5, 1971, the Nasdaq Composite Index began with a base of 100.00.

- The Morgan Stanley Capital International EAFE Index (the "EAFE Index") of major markets in Europe, Australia and the Far East is a benchmark of international stock performance. The EAFE Index is "capitalization weighted," which means that a company whose securities have a high market value will contribute proportionately more to the EAFE Index's performance results than a company whose securities have a lower market value.

- The Lehman Brothers High Yield Corporate Index is a broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

- The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

HARTFORD LIFE INSURANCE COMPANY                                                5
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES

There is no information available for the Sub-Accounts because as of December 31, 2004, the Sub-Accounts had not commenced operations.

                                    PART A

AMSOUTH VARIABLE ANNUITY M OUTLOOK
SEPARATE ACCOUNT THREE
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085


[ICON]      1-800-862-6668 (CONTRACT OWNERS)
            1-800-862-7155 (REGISTERED REPRESENTATIVES)
[ICON]      WWW.HARTFORDINVESTOR.COM


                                                             [THE HARTFORD LOGO]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This prospectus describes information you should know before you purchase Series I of AmSouth Variable Annuity M Outlook or make subsequent premium payments. Please read it carefully and keep it for your records.



This variable annuity is a contract between you and Hartford Life Insurance Company ("us," "we" or "our") where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:


X  Flexible, because you may add Premium Payments at any time.


X Tax-deferred, which means you may not have to pay taxes until you take money out or until we start to make Annuity Payouts.


X Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.


You must allocate your Premium Payment to "Sub-Accounts." The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors ("Funds"). These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following portfolio companies: The Funds are part of the following portfolio companies:
AllianceBernstein Variable Products Series Fund, Inc., Fidelity Variable Insurance Products, Hartford HLS Series Fund II, Inc., Hartford Series
Fund, Inc., Lord Abbett Series Fund, Inc., Oppenheimer Variable Accounts Funds, Putnam Variable Trust, The Universal Institutional Funds, Inc., Van Kampen Life Investment Trust and, on or about November 3, 2005, subject to shareholder approval, Pioneer Variable Contracts Trust and Variable Insurance Funds. The Funds are described in greater detail in Section 3.



You may also allocate some or all of your Premium Payment to the Fixed Accumulation Feature, which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our assets like the assets of the Separate Account.



You should keep this prospectus for your records. You can also contact us to get a Statement of Additional Information free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov). You may also obtain a copy of this prospectus and the Statement of Additional Information, as amended from time to time, in a compact disk by contacting us.



This Contract IS NOT:


- A bank deposit or obligation

- Federally insured

- Endorsed by any bank or governmental agency


This Contract and its features may not be available for sale in all states. Please refer to the "State Variations" discussion in Section 7 for additional information about variations in fees and features based on specific state requirements.

--------------------------------------------------------------------------------

PROSPECTUS DATED: NOVEMBER 1, 2005
STATEMENT OF ADDITIONAL INFORMATION DATED: NOVEMBER 1, 2005

2
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


TABLE OF CONTENTS



                                                                            PAGE
--------------------------------------------------------------------------------
1. HIGHLIGHTS                                                                 3
--------------------------------------------------------------------------------
2. SYNOPSIS                                                                   6
--------------------------------------------------------------------------------
3. GENERAL CONTRACT INFORMATION                                               9
--------------------------------------------------------------------------------
  Hartford Life Insurance Company                                             9
--------------------------------------------------------------------------------
  The Separate Account                                                        9
--------------------------------------------------------------------------------
  The Funds                                                                   9
--------------------------------------------------------------------------------
  Fixed Accumulation Feature                                                 16
--------------------------------------------------------------------------------
4. PERFORMANCE RELATED INFORMATION                                           17
--------------------------------------------------------------------------------
5. THE CONTRACT                                                              18
--------------------------------------------------------------------------------
  a.  Purchases and Contract Value                                           18
--------------------------------------------------------------------------------
  b. Charges and Fees                                                        22
--------------------------------------------------------------------------------
  c.  The Hartford's Principal First and The Hartford's Principal First
  Preferred                                                                  25
--------------------------------------------------------------------------------
  d. Death Benefits                                                          28
--------------------------------------------------------------------------------
  e.  The Hartford's Lifetime Income Builder                                 32
--------------------------------------------------------------------------------
  f.  Surrenders                                                             36
--------------------------------------------------------------------------------
  g.  Annuity Payouts                                                        37
--------------------------------------------------------------------------------
  h.  Other Programs Available                                               41
--------------------------------------------------------------------------------
6. DEFINITIONS                                                               43
--------------------------------------------------------------------------------
7. OTHER INFORMATION                                                         45
--------------------------------------------------------------------------------
  Legal Matters                                                              46
--------------------------------------------------------------------------------
  More Information                                                           48
--------------------------------------------------------------------------------
  Financial Statements                                                       48
--------------------------------------------------------------------------------
  State Variations                                                           48
--------------------------------------------------------------------------------
8. FEDERAL TAX CONSIDERATIONS                                                49
--------------------------------------------------------------------------------
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                     55
--------------------------------------------------------------------------------
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS           56
--------------------------------------------------------------------------------
APPENDIX II -- DEATH BENEFIT -- EXAMPLES                                     62
--------------------------------------------------------------------------------
APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES                   67
--------------------------------------------------------------------------------
APPENDIX IV -- THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- EXAMPLES          68
--------------------------------------------------------------------------------
APPENDIX V -- ACCUMULATION UNIT VALUES                                       69
--------------------------------------------------------------------------------
APPENDIX VI -- THE HARTFORD'S LIFETIME INCOME BUILDER -- EXAMPLES            70
--------------------------------------------------------------------------------

                                                                               3
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


1. HIGHLIGHTS



Below is some important information about your variable annuity Contract. To purchase a Contract you must complete our application or order request and submit it to us for approval with your first Premium Payment.



A. MAXIMUM ISSUE AGE:



Subject to State variations (see Section 7), the Annuitant, Contract Owner or Joint Contract Owner cannot be older than age 85 on the date your Contract is issued. For more information, see question Sections 1(h) and 5(a). We, or any financial adviser, may refuse to sell a Contract to any person based on age and other relevant criteria.



B. INITIAL INVESTMENT: For more information, see Section 5(a).



- $1,000 minimum investment.



- $500 with enrollment in the InvestEase-Registered Trademark- Program.



- Premium Payments may not exceed $1 million without our prior approval.



MINIMUM ADDITIONAL INVESTMENTS: $500 (other than investments made through InvestEase Program)



INVESTEASE PROGRAM: This program allows systematic additional investments of as little as $50 from a checking or savings account into your Contract monthly or quarterly.



RIGHT TO CANCEL PERIOD: For a limited time, usually within ten days after you receive your Contract, you may cancel your Contract without a Contingent Deferred Sales Charge. This "free look" period may be from ten to thirty-five days depending on your state. You may be subject to market losses or gains prior to our receipt of your request for cancellation. See "State Variations" in
Section 7 for more information.



C. IS THE FIXED ACCUMULATION FEATURE AVAILABLE? /X/ YES / / NO [see Section 3]



D. CONTINGENT DEFERRED SALES CHARGES:



There may be a variety of sales arrangements available for you to purchase a contract from us. These choices may range from contracts with no sales charges, front-end or Contingent Deferred Sales Charges, and contracts that offer Payment Enhancements (bonus feature). This Contract is subject to a Contingent Deferred Sales Charge when you make a full or partial Surrender of your Contract, subject to certain exceptions. The percentage used to determine your Contingent Deferred Sales Charge is:



YEAR                       1   2   3   4   5   6   7   8
---------------------------------------------------------
CHARGE                     7%  7%  7%  6%  5%  4%  3%  0%
---------------------------------------------------------



For more information, see Sections 2, 5(b) and 7.



NURSING HOME SALES CHARGE WAIVER: Should the need arise for the Annuitant, Owner or Joint Owner to enter a nursing home or hospital, you can access money from your Contract -- with no Contingent Deferred Sales Charges -- to help pay these expenses. Certain requirements must be met, including:



- The benefit will only apply to Premium Payments made prior to the nursing home or hospital stay;



- The nursing home or hospital stay must be prescribed by a physician; and



- The stay in the nursing home or hospital must exceed 180 consecutive days.



See "State Variations" in Section 7 for more information.



ANNUAL WITHDRAWAL AMOUNT: This is the amount we will allow you to receive annually without a Contingent Deferred Sales Charge.



- YEARS 1-7: 10% of total Premium Payments per Contract year on a non-cumulative basis.



- AFTER YEAR 7: 100% of any earnings, and Premium Payments invested more than 7 years plus 10% of Premium Payments invested for less than 7 years.



While we provide several ways for you to access your money, not all of your Premiums may be easily accessible. For instance, if you are less than 59 1/2 when you make a Surrender, you may have to pay a federal income tax penalty on the money you take out. Your Premiums are also subject to market risk based on the sub-account performance. See Section 1(h) for more information.



E. CONTRACT CHARGES:



- MORTALITY AND EXPENSE RISK CHARGE: 0.95% annually, charged daily from Sub-Account Value.



- ADMINISTRATIVE CHARGE: 0.20% annually, charged daily from Sub-Account Value.



- ANNUAL MAINTENANCE FEE: $30, waived for Contract Anniversary and Surrender values of $50,000 and over.



- PREMIUM TAXES: These are taxes paid to state or municipal authorities and range up to 3.5% of Premiums paid.



OPTIONAL BENEFIT CONTRACT CHARGES:



- MAV PLUS DEATH BENEFIT: 0.30% annually, charged daily from Sub-Account Value. [Not available if the Owner(s) or Annuitant is age 76 or older]



- THE HARTFORD'S PRINCIPAL FIRST: 0.50% annually, charged daily from Sub-Account Value. [Limited in qualified Contracts to Owner/Annuitants age 80 or younger]



- THE HARTFORD'S PRINCIPAL FIRST PREFERRED: 0.20% annually, charged daily from Sub-Account Value. [Limited to Contracts issued after 11/1/04 and in qualified Contracts to Owner/ Annuitants age 70 or younger]



- THE HARTFORD'S LIFETIME INCOME BUILDER: The initial charge is 0.40% of your then current Benefit Amount (as compared

4
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

  to Sub-Account Value) but may be increased to a total maximum charge of .75%. This additional charge will automatically be deducted from your Contract Value each Contract Anniversary (as compared to daily deductions).



  See Section 5(b) for more information.



F. ANNUITY PAYOUT OPTIONS: You must begin to take Annuity Payouts by the later of the Annuitant's 90th birthday or the end of the 10th Contract Year. Your Annuity Payout Options are:



- Payments for a Period Certain                     -Life Annuity with Payments for a Period Certain
------------------------------------------------------------------------------------------------------
- Life Annuity                                      -Joint and Last Survivor Annuity
------------------------------------------------------------------------------------------------------
- Life Annuity with a Cash Refund                   -Joint and Last Survivor Annuity with Payments for
                                                     a Period Certain
------------------------------------------------------------------------------------------------------



G. DEATH BENEFITS: A Death Benefit is the amount we will pay if the annuitant, Contract owner, or joint Contract owner dies before we begin to make Annuity Payouts. All Death Benefits are calculated when we receive a certified death certificate or other legal document acceptable to us. We offer two standard Death Benefits. The Death Benefit issued with your Contract is based on the age of the Annuitant, Contract Owner or Joint Contract Owner. You may also choose to add an optional Death Benefit to your Contract for an additional charge. See
Section 5(d) for more information.



STANDARD DEATH BENEFITS -- AVAILABLE FOR NO ADDITIONAL CHARGE



- PREMIUM SECURITY DEATH BENEFIT: This benefit is available if both you and your Annuitant are younger than age 81 on the date we issue this Contract. The Death Benefit is the higher of (i) Contract Value, (ii) total Premiums adjusted for Surrenders, or (iii) the lesser of your Maximum Anniversary Value or your Contract Value plus 25% of your Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death). Once issued, this Death Benefit doesn't change for as long as you own your Contract.



- ASSET PROTECTION DEATH BENEFIT: This benefit is available if either you or your Annuitant are age 81 or older on the date we issue this Contract. The Death Benefit is the greatest of (i), (ii) or (iii):



   (i) Contract Value, or



   (ii) Contract Value plus 25% of total Premium Payments adjusted for Surrenders (excluding Premium Payments we receive within 12 months of or after death) or Premium Payments adjusted for Surrenders, whichever is less; or



   (iii) Contract Value plus 25% of your Maximum Anniversary Value (excluding subsequent Premium Payments we receive within 12 months of or after death) or Maximum Anniversary Value, whichever is less.



STANDARD DEATH BENEFIT -- IF YOU ELECT THE HARTFORD'S LIFETIME INCOME BUILDER



- The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit: This benefit replaces the standard Premium Security Death Benefit if you elect The Hartford's Lifetime Income Builder. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date proof of death is received by us.



OPTIONAL DEATH BENEFIT -- AVAILABLE FOR AN ADDITIONAL DAILY CHARGE EQUAL TO 0.30% ANNUALLY



- MAV PLUS -- Subject to State variations, this optional Death Benefit may be added to the Contract if both you and your Annuitant are younger than age 76. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Standard Death Benefit or Maximum Anniversary Value or the Earnings Protection Benefit. See Sections 2, 5(c) & 5(d) for more information.



H. THINGS TO CONSIDER BEFORE YOU BUY A VARIABLE ANNUITY



You should work with a financial adviser that you trust (along with a family member or friend, if needed), read all sales and disclosure materials thoroughly, and ask questions to ensure that you understand what you are buying. Owning an annuity represents a long-term financial commitment that can offer real benefits. However, a variable annuity may not be right for everyone. BEFORE YOU INVEST, YOU SHOULD THEREFORE CONSIDER WHETHER, AMONG OTHER THINGS:



- Generally, If you have a long term investment horizon.



- You can afford to make the initial and any subsequent Premium Payments based on your other assets and income.



- You thoroughly understand how this product works and how charges may affect your investments.



- You are able to tolerate market fluctuations based on underlying Fund performance.



- You have a need for tax-deferral or a Death Benefit.



- Investing in a variable annuity through an IRA is the right investment decision even though a variable annuity will provide no additional tax advantages.



- If you are an older person, you may not necessarily have a need for long-term income, tax deferral or a Death Benefit.



- If you want to make frequent Sub-Account transfers, you should not invest in this variable annuity.



For more information about variable annuities, see http://www.nasd.com/web/idcplg?IdcService=SS_GET_PAGE&nodeId=1232


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                                                                               5
HARTFORD LIFE INSURANCE COMPANY
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I. WILL MY INVESTMENT ADVISER BE PAID A COMMISSION OR RECEIVE ANY TYPE OF A
COMPENSATION FOR SELLING THIS VARIABLE ANNUITY? [see Section 7]



Yes. Upfront commissions paid by us will not be more than 7% of Premium Payments. Trail commissions will not be more than 1% of Contract Value. From time to time we may also pay or permit other promotional incentives, in cash or credit or other compensation. Check with your Registered Representative about specific compensation arrangements.

6
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


2. SYNOPSIS



THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR SURRENDER THE CONTRACT. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.



CONTRACT OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchases (as a percentage
  of Premium Payments)                               None
---------------------------------------------------------
Contingent Deferred Sales Charge (as a percentage
  of Premium Payments) (1)
    First Year (2)                                      7%
---------------------------------------------------------
    Second Year                                         6%
---------------------------------------------------------
    Third Year                                          5%
---------------------------------------------------------
    Fourth Year                                         4%
---------------------------------------------------------
    Fifth Year                                          0%
---------------------------------------------------------


(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount. We waive the Contingent Deferred Sales Charge on certain types of Surrenders. See the Contingent Deferred Sales Charge in the Charges and Fees Section of this prospectus.

(2) Length of time from each Premium Payment.

CONTRACT OWNER PERIODIC EXPENSES


THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS (EXCEPT AS NOTED) DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.



ANNUAL MAINTENANCE FEE (3)                            $30
---------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage
  of average daily Sub-Account Value)
    Mortality and Expense Risk Charge                1.40%
---------------------------------------------------------
    Administrative Charge                            0.20%
---------------------------------------------------------
    Total Separate Account Annual Expenses           1.60%
---------------------------------------------------------
OPTIONAL CHARGES (as a percentage of average daily
  Sub-Account Value)
    MAV Plus Death Benefit Charge (4)                0.30%
---------------------------------------------------------
    The Hartford's Principal First Charge (5)(6)     0.75%
---------------------------------------------------------
    The Hartford's Principal First Preferred
     Charge (5)                                      0.20%
---------------------------------------------------------
    Total Separate Account Annual Expenses with
     optional charges (4)(7)                         2.65%
---------------------------------------------------------
OPTIONAL CHARGES (as a percentage of the Benefit
  Amount)
    The Hartford's Lifetime Income Builder (as a
     percentage of the Benefit Amount) (5)(6)(8)     0.75%
---------------------------------------------------------


(3) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.


(4) See "State Variations" under Section 7 for additional information.



(5) You may choose only one of the following: The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder.



(6) While the maximum charges for The Hartford's Lifetime Income Builder and The Hartford's Principal First are 0.75%, the current fees for these benefits are 0.40% and 0.50%, respectively. These fees may increase on or after the 5th anniversary of election. See sections 5(c) and 5(e) for additional information.



(7) Total Separate Account Annual Expenses with optional Separate Account based charges includes charges for the highest combination of optional charges. In addition to separate account benefit charges, you may also incur Benefit Amount based charges if you elect The Hartford's Lifetime Income Builder.



(8) The annual charge is deducted on each Contract Anniversary or upon Surrender. If you Surrender your Contract prior to your first Contract Anniversary from the initial offering of this rider, we reserve the right to waive the rider charge.

                                                                               7
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.



EFFECTIVE NOVEMBER 1, 2005:



                                           Minimum    Maximum
--------------------------------------------------------------
Total Annual Fund Operating Expenses
(these are expenses that are deducted
from Fund assets,
including management fees, Rule 12b-1
distribution
and/or service fees, and other expenses)      0.43%      3.34%
--------------------------------------------------------------



EFFECTIVE NOVEMBER 3, 2005:



                                           Minimum    Maximum
--------------------------------------------------------------
Total Annual Fund Operating Expenses
(these are expenses that are deducted
from Fund assets,
including management fees, Rules 12b-1
distribution
and/or services fees, and other
expenses)
--------------------------------------------------------------
  DIRM                                        0.43%      6.22%
--------------------------------------------------------------
  DIRMPLUS                                    0.68%      6.22%
--------------------------------------------------------------
  DIRM OL
--------------------------------------------------------------

8
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

EXAMPLE


THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THE EXAMPLE REFLECTS A DEDUCTION FOR ANY CONTINGENT DEFERRED SALES CHARGE, ANNUAL MAINTENANCE FEE, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES INCLUDING THE HIGHEST COMBINATION OF OPTIONAL CHARGES AND THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLE DOES NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES. IF YOU DO NOT SELECT ALL OF THE OPTIONAL BENEFITS, YOUR EXPENSES WOULD BE LOWER THAN THOSE SHOWN IN THE EXAMPLE.



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLE, WE ASSUME A CONTRACT VALUE OF $40,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED. OUR AVERAGE CONTRACT VALUE IS $80,000, BUT WE USE A SMALLER CONTRACT VALUE SO THAT WE CAN SHOW YOU THE HIGHEST POSSIBLE DEDUCTIONS. THE EXAMPLE ASSUMES THE ANNUAL MAINTENANCE FEE WILL ALWAYS BE DEDUCTED IF THE CONTRACT IS SURRENDERED. IF YOUR CONTRACT VALUE IS $50,000 OR MORE, WE WAIVE THE ANNUAL MAINTENANCE FEE, SO THE EXAMPLE SHOWS CHARGES THAT ARE HIGHER THAN YOU WOULD HAVE TO PAY. WE CHANGE THE ANNUAL MAINTENANCE FEE FOR A $40,000 CONTRACT VALUE INTO A PERCENTAGE TO MORE EASILY CALCULATE THE CHARGES. THE PERCENTAGE WE USE IS 0.075%.



THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:



EFFECTIVE NOVEMBER 1, 2005



(1) If you Surrender your Contract at the end of the applicable time period:



1 year                                                                   $1,580
-------------------------------------------------------------------------------
3 years                                                                  $3,068
-------------------------------------------------------------------------------
5 years                                                                  $4,218
-------------------------------------------------------------------------------
10 years                                                                 $7,627
-------------------------------------------------------------------------------



(2) If you annuitize at the end of the applicable time period:



1 year                                                                   $  909
-------------------------------------------------------------------------------
3 years                                                                  $2,630
-------------------------------------------------------------------------------
5 years                                                                  $4,211
-------------------------------------------------------------------------------
10 years                                                                 $7,621
-------------------------------------------------------------------------------



(3) If you do not Surrender your Contract:



1 year                                                                   $  917
-------------------------------------------------------------------------------
3 years                                                                  $2,638
-------------------------------------------------------------------------------
5 years                                                                  $4,218
-------------------------------------------------------------------------------
10 years                                                                 $7,627
-------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?" in Section 5. Please refer to Appendix V for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.

                                                                               9
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


3. GENERAL CONTRACT INFORMATION


HARTFORD LIFE INSURANCE COMPANY


Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States as well as the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.


THE SEPARATE ACCOUNT


The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on June 22, 1994 and is registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or us. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate
Account:


- Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.


- Is not subject to the liabilities arising out of any other business we may conduct. However, all obligations under the Contract are our general corporate obligations.



- Is not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.


- May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.


- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds without regard to our other income, gains or losses.


We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.


THE FUNDS



SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
AMSOUTH CAPITAL GROWTH FUND SUB-ACCOUNT   AmSouth Asset Management, Inc.            Capital growth
  which purchases shares of the AmSouth
  Capital Growth Fund of the Variable
  Insurance Funds
Effective November 3, 2005, and subject
  to shareholder vote, Amsouth Capital
  Growth Fund will merge into Pioneer
  Oak Ridge Large Cap Growth VCT
  Portfolio and Amsouth Capital Growth
  Fund Sub-Account will become Pioneer
  Oak Ridge Large Cap Growth VCT
  Portfolio Sub-Account
----------------------------------------------------------------------------------------------------------------------------
PIONEER OAK RIDGE LARGE CAP GROWTH VCT    Pioneer Investments Management, Inc.,     Capital appreciation
  PORTFOLIO SUB-ACCOUNT (THIS             sub-advised by Oak Ridge Investments,
  SUB-ACCOUNT IS NOT AVAILABLE UNTIL      LLC.
  NOVEMBER 3, 2005) which purchases
  Class II shares of Pioneer Oak Ridge
  Large Cap Growth VCT Portfolio of
  Pioneer Variable Contracts Trust
----------------------------------------------------------------------------------------------------------------------------

10
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
AMSOUTH SELECT EQUITY FUND SUB-ACCOUNT    AmSouth Asset Management, Inc., sub-      Long-term growth of capital
  which purchases shares of the AmSouth   advised by OakBrook Investments, LLC
  Select Equity Fund of the Variable
  Insurance Funds
Effective November 3, 2005, and subject
  to shareholder vote, Amsouth Select
  Equity Fund will merge into Pioneer
  Fund VCT Portfolio and Amsouth Select
  Equity Fund Sub-Account will become
  Pioneer Fund VCT Portfolio Sub-Account
----------------------------------------------------------------------------------------------------------------------------
PIONEER FUND VCT PORTFOLIO SUB-ACCOUNT    Pioneer Investments Management, Inc.      Reasonable income and capital growth
  (THIS SUB-ACCOUNT IS NOT AVAILABLE
  UNTIL NOVEMBER 3, 2005) which
  purchases Class II shares of Pioneer
  Fund VCT Portfolio of Pioneer Variable
  Contracts Trust
----------------------------------------------------------------------------------------------------------------------------
AMSOUTH VALUE FUND SUB-ACCOUNT which      AmSouth Asset Management, Inc.            Capital growth, with current income as
  purchases shares of the AmSouth Value                                             an incidental Objective
  Fund of the Variable Insurance Funds
Effective November 3, 2005, and subject
  to shareholder vote, Amsouth Value
  Fund will merge into Pioneer Value VCT
  Portfolio and Amsouth Value Fund
  Sub-Account will become Pioneer Value
  VCT Portfolio Sub-Account
----------------------------------------------------------------------------------------------------------------------------
PIONEER VALUE VCT PORTFOLIO SUB-ACCOUNT   Pioneer Investments Management, Inc.      Reasonable income and capital growth
  (THIS SUB-ACCOUNT IS NOT AVAILABLE
  UNTIL NOVEMBER 3, 2005) which
  purchases Class II shares of Pioneer
  Value VCT Portfolio of Pioneer
  Variable Contracts Trust
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP BALANCED WEALTH      Alliance Capital Management, L.P.         The highest total return consistent with
  STRATEGY PORTFOLIO SUB-ACCOUNT which                                              Alliance's determination of reasonable
  purchases Class B shares of the                                                   risk
  Balanced Wealth Strategy Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP GLOBAL RESEARCH      Alliance Capital Management, L.P.         Long-term growth of capital
  GROWTH PORTFOLIO SUB-ACCOUNT which
  purchases Class B shares of the
  Global Research Growth Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP INTERNATIONAL VALUE  Alliance Capital Management, L.P.         Long-term growth of capital
  PORTFOLIO SUB-ACCOUNT which purchases
  Class B shares of the International
  Value Portfolio of AllianceBernstein
  Variable Products Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP SMALL/MID CAP VALUE  Alliance Capital Management, L.P.         Long-term growth of capital
  PORTFOLIO SUB-ACCOUNT which purchases
  Class B shares of the Small/ Mid Cap
  Value Portfolio of AllianceBernstein
  Variable Products Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP VALUE PORTFOLIO      Alliance Capital Management, L.P.         Long-term growth of capital
  SUB-ACCOUNT which purchases Class B
  shares of the Value Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Long-term capital appreciation
  CONTRAFUND-REGISTERED TRADEMARK- SUB-
  ACCOUNT which purchases Service
  Class 2 shares of Fidelity VIP
  Contrafund-Registered Trademark-
  Portfolio of Fidelity Variable
  Insurance Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Income
  EQUITY-INCOME SUB-ACCOUNT which
  purchases Service Class 2 shares of
  Fidelity VIP Equity-Income Portfolio
  of Fidelity Variable Insurance
  Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Capital appreciation
  GROWTH SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity
  VIP Growth Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP MID    Fidelity Management & Research Company    Long-term growth
  CAP SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity
  VIP Mid Cap Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP VALUE  Fidelity Management & Research Company    Capital appreciation
  STRATEGIES SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity VIP
  Value Strategies Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND SUB-ACCOUNT    HL Investment Advisors, LLC., a Hartford  Long-term total return
  which purchases Class IA shares of      subsidiary, sub-advised by Wellington
  Hartford Advisers HLS Fund of Hartford  Management Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND      HL Investment Advisors, LLC., sub-        Growth of capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Disciplined Equity   Company, LLP.
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND     HL Investment Advisors, LLC., sub-        High level of current income consistent
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          with growth of capital
  shares of Hartford Dividend and Growth  Company, LLP.
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD EQUITY INCOME HLS FUND           HL Investment Advisors, LLC., sub-        High level of current income consistent
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          with growth of capital
  shares of Hartford Equity Income HLS    Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

12

                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
HARTFORD FOCUS HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term capital appreciation
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Focus HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL ADVISORS HLS FUND         HL Investment Advisors, LLC., sub-        Maximum long-term total rate of return
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Global Advisors HLS  Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND          HL Investment Advisors, LLC., sub-        Growth of capital growth
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Global Leaders HLS   Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH HLS FUND SUB-ACCOUNT      HL Investment Advisors, LLC., sub-        Long-term capital appreciation
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Growth HLS Fund of Hartford    Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND    HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford Growth               Company, LLP.
  Opportunities HLS Fund of Hartford HLS
  Series Fund II, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND SUB-         HL Investment Advisors, LLC., sub-        High current income. Growth of capital
  ACCOUNT which purchases Class IA        advised by Hartford Investment            is a secondary objective
  shares of Hartford High Yield HLS Fund  Management Company, a Hartford
  of Hartford Series Fund, Inc.           subsidiary
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Match performance of publicly traded
  which purchases Class IA shares of      advised by Hartford Investment            common stocks
  Hartford Index HLS Fund of Hartford     Management Company
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL CAPITAL            HL Investment Advisors, LLC., sub-        Capital appreciation
  APPRECIATION HLS FUND SUB-ACCOUNT       advised by Wellington Management
  which purchases Class IA shares of      Company, LLP.
  Hartford International Capital
  Appreciation HLS Fund of Hartford
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS  HL Investment Advisors, LLC., sub-        Growth of capital
  FUND SUB-ACCOUNT which purchases        advised by Wellington Management
  Class IA shares of Hartford             Company, LLP.
  International Opportunities HLS Fund
  of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY HLS  HL Investment Advisors, LLC., sub-        Capital appreciation
  FUND SUB-ACCOUNT which purchases        advised by Wellington Management
  Class IA shares of Hartford             Company, LLP.
  International Small Company HLS Fund
  of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND            HL Investment Advisors, LLC., sub-        Maximum current income consistent with
  SUB-ACCOUNT which purchases Class IA    advised by Hartford Investment            liquidity and preservation of capital
  shares of Hartford Money Market HLS     Management Company
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND     HL Investment Advisors, LLC., sub-        Maximum current income consistent with
  SUB-ACCOUNT which purchases Class IA    advised by Hartford Investment            safety of principal and maintenance of
  shares of Hartford Mortgage Securities  Management Company                        liquidity
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND         HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford SmallCap Growth HLS  Company, LLP.
  Fund of Hartford HLS Series Fund II,
  Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term growth of capital, with income
  which purchases Class IA shares of      advised by Wellington Management          as a secondary consideration
  Hartford Stock HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD TOTAL RETURN BOND HLS FUND       HL Investment Advisors, LLC., sub-        Competitive total return, with income as
  SUB-ACCOUNT (formerly Hartford Bond     advised by Hartford Investment            a secondary objective
  HLS Fund Sub-Account) which purchases   Management Company
  Class IA shares of Hartford Total
  Return Bond HLS Fund of Hartford
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES HLS   HL Investment Advisors, LLC., sub-        Maximum total return while providing
  FUND SUB-ACCOUNT which purchases        advised by Hartford Investment            high level of current income
  Class IA shares of Hartford U.S.        Management Company
  Government Securities HLS Fund of
  Hartford HLS Series Fund II, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD VALUE HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term total return
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Value HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND     HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford Value Opportunities  Company, LLP.
  HLS Fund of Hartford HLS Series Fund
  II, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT ALL VALUE PORTFOLIO SUB-      Lord Abbett & Co. LLC                     Long-term growth of capital and income
  ACCOUNT which purchases Class VC
  shares of the Lord Abbett All Value
  Portfolio of the Lord Abbett Series
  Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO     Lord Abbett & Co. LLC                     Current income and capital appreciation
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett America's
  Value Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT BOND-DEBENTURE PORTFOLIO      Lord Abbett & Co. LLC                     Current income and capital appreciation
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett
  Bond-Debenture Portfolio of the Lord
  Abbett Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

14

                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO   Lord Abbett & Co. LLC                     Long-term growth of capital and income
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett Growth and
  Income Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT LARGE-CAP CORE PORTFOLIO      Lord Abbett & Co. LLC                     Growth and Income
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett Large-Cap
  Core Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER AGGRESSIVE GROWTH FUND        OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Aggressive
  Growth Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND     OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Capital
  Appreciation Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND        OppenheimerFunds, Inc.                    Long-term capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Global
  Securities Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND SUB-         OppenheimerFunds, Inc.                    Total return
  ACCOUNT which purchases Service Shares
  of Oppenheimer Main Street
  Fund-Registered Trademark-/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND    OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Main Street
  Small Cap Fund-Registered
  Trademark-/VA
----------------------------------------------------------------------------------------------------------------------------
PUTNAM DIVERSIFIED INCOME SUB-ACCOUNT     Putnam Investment Management, LLC.        Current income
  which purchases Class IB shares of
  Putnam VT Diversified Income Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM GLOBAL ASSET ALLOCATION SUB-       Putnam Investment Management, LLC.        Long-term total return
  ACCOUNT which purchases Class IB
  shares of Putnam VT Global Asset
  Allocation Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM GROWTH AND INCOME SUB-ACCOUNT      Putnam Investment Management, LLC.        Capital growth and current income
  which purchases Class IB shares of
  Putnam VT Growth and Income Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM INTERNATIONAL EQUITY SUB-ACCOUNT   Putnam Investment Management, LLC.        Capital appreciation
  which purchases Class IB shares of
  Putnam VT International Equity Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM INVESTORS SUB-ACCOUNT which        Putnam Investment Management, LLC.        Long-term growth of capital and income
  purchases Class IB shares of Putnam VT
  Investors Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------

HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
PUTNAM NEW VALUE SUB-ACCOUNT which        Putnam Investment Management, LLC.        Long-term capital appreciation
  purchases Class IB shares of Putnam VT
  New Value Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM SMALL CAP VALUE SUB-ACCOUNT which  Putnam Investment Management, LLC.        Capital appreciation
  purchases Class IB shares of Putnam
  VT Small Cap Value Fund of Putnam
  Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM THE GEORGE PUTNAM FUND OF BOSTON   Putnam Investment Management, LLC.        Balanced growth and income
  SUB-ACCOUNT which purchases Class IB
  shares of Putnam VT The George Putnam
  Fund of Boston of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM VISTA SUB-ACCOUNT which purchases  Putnam Investment Management, LLC.        Capital appreciation
  Class IB shares of Putnam VT Vista
  Fund of Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM VOYAGER SUB-ACCOUNT which          Putnam Investment Management, LLC.        Capital appreciation
  purchases Class IB shares of Putnam VT
  Voyager Fund of Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT COMSTOCK SUB-ACCOUNT       Van Kampen Asset Management               Capital growth and income
  which purchases Class II shares of
  Comstock Portfolio of the Van Kampen
  Life Investment Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT GROWTH AND INCOME          Van Kampen Asset Management               Long-term growth of capital and income
  SUB-ACCOUNT which purchases Class II
  shares of Growth and Income Portfolio
  of the Van Kampen Life Investment
  Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF EMERGING MARKETS EQUITY    Morgan Stanley Investment Management      Long-term capital appreciation
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of Emerging Markets Equity
  Portfolio of The Universal
  Institutional Funds, Inc.
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH             Morgan Stanley Investment Management      Long-term capital growth
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of Mid Cap Growth Portfolio of
  The Universal Institutional
  Funds, Inc.
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. MID CAP VALUE         Morgan Stanley Investment Management      Total return
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of U.S. Mid Cap Value Portfolio
  of The Universal Institutional Funds,
  Inc.
----------------------------------------------------------------------------------------------------------------------------



Effective November 3, 2005, the following Sub-Accounts and underlying Funds are added in alphabetical order to your prospectus:



UNDERLYING FUND                                      INVESTMENT ADVISER                          FUND OBJECTIVE
----------------------------------------------------------------------------------------------------------------------------
PIONEER FUND VCT PORTFOLIO SUB-ACCOUNT    Pioneer Investments Management, Inc.      Reasonable income and capital growth
  which purchases Class II shares of
  Pioneer Fund VCT Portfolio of Pioneer
  Variable Contracts Trust
----------------------------------------------------------------------------------------------------------------------------

16
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

UNDERLYING FUND                                      INVESTMENT ADVISER                          FUND OBJECTIVE
----------------------------------------------------------------------------------------------------------------------------
PIONEER OAK RIDGE LARGE CAP GROWTH VCT    Pioneer Investments Management, Inc.,     Capital appreciation
  PORTFOLIO SUB-ACCOUNT which purchases   sub-advised by Oak Ridge Investments,
  Class II shares of Pioneer Oak Ridge    LLC.
  Large Cap Growth VCT Portfolio of
  Pioneer Variable Contracts Trust
----------------------------------------------------------------------------------------------------------------------------
PIONEER VALUE VCT PORTFOLIO SUB-ACCOUNT   Pioneer Investments Management, Inc.      Reasonable income and capital growth
  which purchases Class II shares of
  Pioneer Value VCT Portfolio of Pioneer
  Variable Contracts Trust
----------------------------------------------------------------------------------------------------------------------------



Effective on or about November 3, 2005, assuming shareholder approval, all references to the following underlying Funds are deleted:



AmSouth Capital Growth Fund
AmSouth Select Equity Fund
AmSouth Value Fund



Each Fund has varying degrees of risk depending on their portfolio. Funds are also subject to separate fees and expenses such as portfolio management fees, distribution fees and operating expenses that affect investment returns as described in the Underlying Fund Expense Table. PLEASE CONTACT US TO OBTAIN A COPY OF THE PROSPECTUSES FOR EACH FUND. YOU SHOULD READ THESE PROSPECTUSES CAREFULLY BEFORE INVESTING.



We do not guarantee the investment results of any of the underlying Funds.



Mixed and Shared Funding -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding.



Certain underlying Fund shares may also be sold to "Qualified Plans" pursuant to an exemptive order and applicable tax laws. If recognized for federal income tax purposes, the ownership of these shares by nonqualified plans could cause affected Funds to fail the diversification requirements under Section 817 of the Code, which in turn could have adverse consequences for variable life and annuity owners invested in that Fund. Under the Code, these adverse consequences may be the responsibility (i) in the first instance, of the affected Owners, and
(ii) secondarily, of us as the issuer of the Contracts, pursuant to our reporting and withholding obligations.


VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

- Arrange for the handling and tallying of proxies received from Contract
  Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.


SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We may, subject to any applicable law, make certain changes the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. We may liquidate one or more Sub-Accounts if the board of directors of any underlying Fund determines that such actions are prudent.



We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.


In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-

                                                                              17
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.


ADMINISTRATIVE AND DISTRIBUTION SERVICES -- We or our affiliates have entered into agreements with the investment advisers or distributors of the Funds. Under the terms of these agreements, we or our affiliates provide administrative and distribution related services and the Funds pay fees to us or our affiliates that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees paid under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the 1940 Act.



FIXED ACCUMULATION FEATURE



THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE 1933 ACT AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.



Premium Payments and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.



We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a rate that meets your State's minimum requirements. We may change the minimum guaranteed interest rate subject only to applicable State insurance law. We may credit interest at a rate in excess of the minimum guaranteed interest rate. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors.



We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis. The Fixed Accumulation Feature interest rates may vary by State.



ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR.



From time to time, we may credit increased interest rates under certain programs established in our sole discretion.



We may restrict your ability to allocate Contract Values or Premium Payments to the Fixed Accumulation Feature at any time in our sole discretion. We may close the Fixed Accumulation Feature to new Premium Payments or transfers of existing Contract Value. We may also make the Fixed Accumulation Feature available only through enrollment in a program that we establish.



4. PERFORMANCE RELATED INFORMATION


The Separate Account may advertise certain performance related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated since the date of the Sub-Account's inception for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure includes the recurring charges at the Separate Account level including the Annual Maintenance Fee.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then

18
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level including the Annual Maintenance Fee.


We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.



5. THE CONTRACT



A. PURCHASES AND CONTRACT VALUE


WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

- Individual Retirement Annuities adopted according to Section 408 of the Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.


HOW DO I PURCHASE A CONTRACT?



You may purchase a Contract by completing and submitting an application or an order request along with the minimum initial Premium Payment. Additional Premium Payments are also subject to minimum and maximum thresholds discussed in the Highlights Section.



You and your Annuitant must not be older than the maximum age as described in the Highlights or State Variation Sections on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf.


HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?


Your initial Premium Payment will be invested within two Valuation Days of our actual receipt at our Administrative Offices of a properly completed application or an order request and the Premium Payment is in good order. If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.



If the request or other information accompanying the initial Premium Payment is incomplete or not in good order when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.


CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information, including a signature guarantee, before we can cancel your Contract.


Unless otherwise required by state law, we will pay you your Contract Value on the day we receive your request to cancel. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Sub-Accounts. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. We do not refund any fees or charges deducted during this

                                                                              19
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

period. In certain states, we are required to return your Premium Payment if you decide to cancel your contract.


HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?


The Contract Value is the sum of the value of the Fixed Accumulation Feature and all Sub-Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the underlying Funds.


When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; divided by

- The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

- Contract charges including the daily deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, adjusted for the number of days in the period.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?


You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.


WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the underlying Funds available in your Contract.


You may transfer from one Sub-Account to another before and after the Annuity Commencement Date. Your transfer request will be processed on the day that it is received as long as it is received in good order on a Valuation Day before the end of any Valuation Day. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


WHAT HAPPENS WHEN I REQUEST A SUB-ACCOUNT TRANSFER?


When you request a Sub-Account transfer, we sell shares of the underlying Fund that makes up the Sub-Account you are transferring from and buy shares of the underlying Fund that makes up the Sub-Account you want to transfer into.



Each day, many Contract Owners request Sub-Account transfers. Some request transfers into a particular Sub-Account, and others request transfers out of a particular Sub-Account. In addition, each day some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Sub-Account's underlying Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Sub-Account's underlying Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.



In addition, many of the underlying Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, group funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in transactions similar to the Sub-Account transfers described for variable annuity Contract Owners.



We take advantage of our size and available technology to combine sales of a particular underlying Fund for all the variable annuities, variable life insurance policies, retirement plans, group funding agreements or other products offered by us or our affiliates. We also combine all the purchases of that particular underlying Fund for all the products we offer. We then "net" those trades. This means that we sometimes reallocate shares of an underlying Fund within our accounts rather than buy new shares or sell shares of the underlying Fund.



For example, if we combine all transfer-out requests and Surrenders of the Hartford Stock HLS Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to purchase or transfer-in an amount equal to $300,000 of that Fund, then we would send a sell order to the underlying Fund for $700,000, which is a $1 million sell order minus the purchase order of $300,000.


WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

You should be aware that there are several important restrictions on your ability to make a Sub-Account transfer.

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FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER EACH DAY. We limit each
Contract Owner to one Sub-Account Transfer each day. We count all Sub-Account transfer activity that occurs on any one day as one Sub-Account transfer, except you cannot transfer the same Contract Value more than once a day.


For example, if the only transfer you make on a day is a transfer of $10,000 from the Hartford Money Market HLS Fund Sub-Account into another Sub-Account, it would count as one Sub-Account transfer. If, however, on a single day you transfer $10,000 out of the Hartford Money Market HLS Fund Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Likewise, if on a single day you transferred $10,000 out of the Hartford Money Market HLS Fund Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Conversely, if you have $10,000 in Contract Value distributed among 10 different Sub-Accounts and you request to transfer the Contract Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

However, you cannot transfer the same Contract Value more than once in one day. That means if you have $10,000 in the Hartford Money Market HLS Fund Sub-Account and you transfer all $10,000 into the Hartford Stock HLS Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Hartford Stock HLS Fund Sub-Account into another Sub-Account.


SECOND, WE HAVE IMPLEMENTED POLICIES DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, we do not want you to purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or engaging in frequent Sub-Account transfers in order to exploit inefficiencies in the pricing of the underlying Fund.



We attempt to curb frequent transfers in the following ways:


X  20 Transfer Rule;


X  Abusive Transfer Policy.



THE 20 TRANSFER RULE -- We employ the "20 Transfer Rule" to help curb frequent Sub-Account transfers. Under this policy, you are allowed to submit a total of 20 Sub-Account transfer requests each Contract Year for each Contract by any of the following methods: U.S. Mail, Voice Response Unit, Internet or telephone. Once these 20 Sub-Account transfers have been requested, you may submit any additional Sub-Account transfer requests only in writing by U.S. Mail or overnight delivery service. Transfer requests by telephone, voice recording unit, via the internet or sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it in good order.


We actively monitor Contract Owner's compliance with this policy. Our computer system will automatically send you a letter after your 10th Sub-Account transfer to remind you of our Sub-Account transfer policy. After your 20th transfer request, the computer system will not allow you to do another Sub-Account transfer by telephone, voice recording unit or via the internet. You will be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

Each Contract Anniversary, we reset your transfers to allow 20 new Sub-Account transfers by any means.


We may make changes to this policy at any time.


ABUSIVE TRANSFER POLICY -- Regardless of the number of Sub-Account transfers you have done under the 20 Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy, which is designed to respond to market timing activity observed by the underlying Funds.

Under the Abusive Transfer Policy, we rely on the underlying Funds to identify a pattern or frequency of Sub-Account transfers that the underlying Fund wants us to investigate. Most often, the underlying Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once an underlying Fund contacts us, we run a report that identifies all Contract Owners who transferred in or out of that underlying Fund's Sub-Account on the day or days identified by the underlying Fund. We then review the Contracts on that list to determine whether transfer activity of each identified Contract violates our written Abusive Transfer Policy. We don't reveal the precise details of this policy to make it more difficult for abusive traders to adjust their behavior to escape detection under this procedure. We can tell you that we consider some or all of the following factors in our review:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;


- the number of transfers completed in the current calendar quarter;



- whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies; or



- the policies and procedures of a potentially affected underlying Fund regarding frequent trading.


If you meet the criteria established in our Abusive Transfer Policy, we will terminate your Sub-Account transfer privileges until your next Contract Anniversary, at which point your transfer privileges will be reinstated.


Since we combine all the purchases of a particular underlying Fund for all the products through net trades, the underlying Fund is unable to identify transfers of any specific Contract owner. As a result, there is the risk that the underlying Fund may not be able to identify abusive transfers.


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Upon request by an underlying Fund, and subject to applicable law, we may provide the underlying Fund with the Tax Identification Number, and other identifying information contained in our records, of Contract Owners that engaged in Sub-Account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying Fund.



THIRD PARTY TRANSFER SERVICE AGREEMENTS -- In the past, Contract Owners that made an initial Premium Payment of $1 million or more, or who were acting on behalf of multiple Contract Owners with aggregate Contract values of $2 million or more, were required to sign a separate agreement with us that included additional restrictions on their ability to request Sub-Account transfers. We do not currently require Contract Owners or others to sign these agreements. However, if we believe that these agreements may help curb frequent transfers, or for any other reason, we may, without notice, begin requiring these agreements again. In the event such separate agreements are required, the terms and conditions of these agreements may vary from one agreement to the next but all of these agreements, without exception, would be more restrictive than our regular policies that restrict excessive Sub-Account transfers.


ARE THERE ANY EXCEPTIONS TO THESE POLICIES?


INDIVIDUAL EXCEPTIONS. Except for the exceptions listed below, we do not make any exceptions to our policies restricting frequent trading. This means that if you request to be excused from any of the policies and to be permitted to engage in a Sub-Account transfer that would violate any of these policies, we will refuse your request.



SOME ESTABLISHED EXCEPTIONS. You should be aware, however, that the 20 Transfer Rule and the Abusive Transfer Policy do not apply to all Contract Owners and do not apply in all circumstances, which we describe here:



- The 20 Transfer Rule and the Abusive Transfer Policy do not apply to certain Contracts serviced by Windsor Securities, Inc., a registered broker-dealer firm, that sued us in the 1990's for a variety of issues, including our attempt to limit its Contract Owners' Sub-Account transfers. As a result of the settlement of this litigation, these Contract Owners have different Sub-Account transfer restrictions. With respect to these Contract Owners, we currently only have the ability to restrict transfers into certain underlying Funds and to limit the total Contract Value invested in any one underlying Fund. As of December 31, 2004, the total Contract Value for this group of Contracts was approximately $115 million dollars.



- The 20 Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of an established asset allocation program or asset rebalancing program that rebalances a Contract Owner's holdings on a periodic, pre-established basis according to the prior written instructions of the Contract Owner or as part of a DCA program, including the DCA Plus program. That means that transfers that occur under these programs are not counted toward the 20 transfers allowed under the 20 Transfer Rule. We do not apply the 20 Transfer Rule to programs, like asset rebalancing, asset allocation and DCA programs, that allow Sub-Account transfers on a regularly scheduled basis because the underlying Funds expect these transfers and they usually do not represent the type of Sub-Account transfers that the underlying Funds find problematic.


Other than these exceptions, the only other exceptions to the 20 Transfer Rule impose more restrictive limitations than the 20 Transfer Rule. For example, in Oregon, we have the contractual right to limit Sub-Account transfers to only one Sub-Account transfer every 30 days and to require that the transfer request be sent in writing. We currently do not enforce this right, but should we choose to do so, it would be an exception to the 20 Transfer Rule. There are also some Third Party Transfer Service Agreements that are customized for certain brokers that contain transfer limitations that are also more restrictive than the 20 Transfer Rule.


POSSIBILITY OF UNDETECTED FREQUENT TRADING IN THE UNDERLYING FUNDS. In addition to the exceptions we have just described, you should also be aware that there may be frequent trading in the underlying Funds that we are not able to detect and prevent, which we describe here:



- There is a variable annuity that we offer that has no Contingent Deferred Sales Charge. We are aware that frequent traders have used this annuity in the past to engage in frequent Sub-Account transfers that do not violate the precise terms of the 20 Transfer Rule. We believe that we have addressed this practice by closing all the international and global funds available in the annuity. However, we cannot always tell if there is frequent trading in this product.



- These policies apply only to individuals and entities that own this Contract and any subsequent or more recent versions of this Contract. However, the underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all. Many of the group variable annuities or group funding agreements are offered to retirement plans, and plan sponsors administer their plan according to Plan documents. If these retirement plan documents have no restrictions on Sub-Account transfers, then we cannot apply the 20 Transfer Rule and may not be able to apply any other restriction on transfers. We have been working with plan sponsors and plan administrators to ensure that any frequent transfer activity is identified and deterred. We have had only limited success in this area. Frequent transfers by individuals or entities that occur in other investment or retirement products provided by us could have the same abusive affect as frequent Sub-Account transfers done by other Contract Owners.


HOW AM I AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS? Frequent Sub-Account transfers often result in frequent purchases and redemptions of shares of the underlying Fund. Frequent purchases and redemptions of the shares of the underlying Funds may increase your costs under this Contract and may also lower your Contract's overall performance. Your costs may increase because the underlying Fund will pass on any increase in

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fees related to the frequent purchase and redemption of the underlying Fund's stocks. There would also be administrative costs associated with these transactions.

Frequent transfers may also cause an underlying Fund to hold more cash than the underlying Fund would like to hold. A large cash position means that the underlying Fund will not be fully invested and may miss a rise in value of the securities that the Fund would have purchased. If the underlying Fund chooses not to hold a larger cash position, then it may have to sell securities that it would have otherwise like to have kept, in order to meet its redemption obligations. Both of these measures could result in lower performance of the underlying Fund, which in turn would result in lower overall performance of your Contract.

Because frequent transfers may raise the costs associated with this Contract and lower performance, the effect may be a lower Death Benefit paid to your Beneficiary or lower annuity payouts for your Payee.

WHAT IF A PROSPECTUS FOR THE UNDERLYING FUNDS HAS
DIFFERENT POLICIES AND PROCEDURES REGARDING
FREQUENT TRADING?


While the prospectuses for the underlying Funds may describe policies and procedures regarding frequent trading that may be different from those described in this variable annuity prospectus, the policies and procedures described in this variable annuity prospectus control how we administer Sub-Account transfers.



We will continue to monitor transfer activity and we may modify these restrictions at any time.


FIXED ACCUMULATION FEATURE TRANSFERS -- During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%).

FIXED ACCUMULATION FEATURE TRANSFER RESTRICTIONS -- Each Contract Year you may transfer the greater of:

- 30% of the greatest Contract Value in the Fixed Accumulation Feature as of any Contract Anniversary or the Contract issue date. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. The 30% does not include Contract Value in any DCA Plus Program; or

- An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.

We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.

You must wait 6 months after your most recent transfer from the Fixed Accumulation Feature before moving Sub-Account Values back to the Fixed Accumulation Feature. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


TELEPHONE AND INTERNET TRANSFERS -- You can make transfers by contacting us.



Transfer instructions received by telephone on any Valuation Day before the close of the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the close of the end of any Valuation Day on the next Valuation Day.



Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the end of the Valuation Day the next Valuation Day. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.


We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of any Valuation Day on the day you made the transfer request.



We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.


POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.


B. CHARGES AND FEES



Specific charges and fees are described in the Highlights Section.



THE CONTINGENT DEFERRED SALES CHARGE


The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.

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We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.



SURRENDER ORDER -- During the Contract Years when a Contingent Deferred Sales Charge applies to the initial Premium Payment, all Surrenders in excess of the Annual Withdrawal Amount will be taken first from Premium Payments, then from earnings. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.



Thereafter, Surrenders in excess of the Annual Withdrawal Amount will be taken first from earnings and then from Premium Payments on a first-in-first-out basis. Only Premium Payments invested for less than the requisite holding period are subject to a Contingent Deferred Sales Charge.


THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:


- Annual Withdrawal Amount -- During the Contract Years when a Contingent Deferred Sales Charge applies, you may take partial Surrenders up to 10% of the total Premium Payments subject to a Contingent Deferred Sales Charge. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for Contracts issued to a Charitable Remainder Trust.


- If you are a patient in a certified long-term care facility or other eligible facility -- We will waive any Contingent Deferred Sales Charge for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

X facility recognized as a general hospital by the proper authority of the state in which it is located;

X facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals;

X  facility certified as a hospital or long-term care facility; or

X nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

For this waiver to apply, you must:

- have owned the Contract continuously since it was issued,

- provide written proof of your eligibility satisfactory to us, and

- request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.

This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any Contingent Deferred Sales Charge applicable to any Premium Payments made while you are in an eligible facility or nursing home.

This waiver may not be available in all states.


- Upon death of the Annuitant or any Contract Owner(s) -- No Contingent Deferred Sales Charge will be deducted if the Annuitant, or any Contract Owner dies.


- Upon Annuitization -- The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. However, we will charge a Contingent Deferred Sales Charge if the Contract is Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

- For The Hartford's Principal First Benefit Payments -- If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

- For The Hartford's Principal First Preferred Benefit Payments -- If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


- For The Hartford's Lifetime Income Builder Payments -- If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


- For Required Minimum Distributions -- This allows Annuitants who are age
  70 1/2 or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

- For substantially equal periodic payments -- We will waive the Contingent Deferred Sales Charge if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.

- Upon cancellation during the Right to Cancel Period -- No Contingent Deferred Sales Charge will be deducted if you cancel your Contract during the Right to Cancel Period.

MORTALITY AND EXPENSE RISK CHARGE


For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate specified above. This charge is deducted from your Sub-Account Value.


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The Mortality and Expense Risk Charge is broken into charges for mortality risks and for an expense risk:

- Mortality Risk -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- Expense Risk -- We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The Mortality and Expense Risk Charge enables us to keep our commitments and to pay you as planned. If the Mortality and Expense Risk Charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the Mortality and Expense Risk charge exceeds these costs, we keep the excess as profit. We may use these profits for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from the Mortality and Expense Risk Charge.

ANNUAL MAINTENANCE FEE


The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.


WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.

ADMINISTRATIVE CHARGE


For administration, we apply a daily charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.


PREMIUM TAXES

We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 1% in Puerto Rico.

CHARGES AGAINST THE FUNDS


Annual Fund Operating Expenses -- The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds prospectus.


CHARGES FOR OPTIONAL BENEFITS


- MAV Plus or MAV/EPB Death Benefit Charge -- You may elect an optional Death Benefit called "MAV Plus Death Benefit" or "MAV Death Benefit" depending on state availability for an additional charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. You may only elect this benefit at the time you purchase your Contract.



- The Hartford's Principal First Charge -- The Hartford's Principal First is an option that can be elected at an additional charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.



- The Hartford's Principal First Preferred Charge -- The Hartford's Principal First Preferred is an option that can be elected for an additional annual charge. We will deduct the charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts or when you cancel it.


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- The Hartford's Lifetime Income Builder Charge -- The Hartford's Lifetime
  Income Builder is an option that can be elected at an additional charge based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make annuity payouts. This charge is not applied to the DCA Plus feature. The rider charge may be limited on Fixed Accounts based on state specific regulations.



  We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase The Hartford's Lifetime Income Builder charge on any Contract Anniversary, you will receive advance notice of the increase and will be given the opportunity to suspend the charge increase. If you suspend The Hartford's Lifetime Income Builder charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may re-start automatic Benefit Amount increases at the charge in effect since your most recent notification. In the case of a Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number days since the last charge was assessed, divided by 365.


REDUCED FEES AND CHARGES

We may offer, in our discretion, reduced fees and charges including, but not limited to Contingent Deferred Sales Charges, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.


C. THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S PRINCIPAL FIRST PREFERRED


ELECTING THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S PRINCIPAL FIRST PREFERRED


You may elect either The Hartford's Principal First or The Hartford's Principal First Preferred. This means if you elect The Hartford's Principal First you will never be able to elect The Hartford's Principal First Preferred. Likewise, if you elect The Hartford's Principal First Preferred you will never be able to elect The Hartford's Principal First. For qualified Contracts, The Hartford's Principal First cannot be elected if the Contract Owner or Annuitant is age 81 or older. The Hartford's Principal First Preferred cannot be elected if the Contract Owner or Annuitant is age 71 or older.


Once you elect The Hartford's Principal First you cannot cancel it and we will continue to deduct The Hartford's Principal First Charge until we begin to make Annuity Payouts.

You may cancel The Hartford's Principal First Preferred any time after the 5th Contract Year or the 5th anniversary of the date you added The Hartford's Principal First Preferred to your Contract. If you cancel The Hartford's Principal First Preferred, all Benefit Payments and charges for The Hartford's Principal First Preferred will terminate. Once The Hartford's Principal First Preferred is cancelled it cannot be reinstated.

OVERVIEW

The Hartford's Principal First and The Hartford's Principal First Preferred are optional benefits that, if elected, are intended to protect the amount of your investment from poor market performance. The amount of your investment that is protected from poor market performance will be different depending on when you elect your optional benefit. The amount that is protected is your "Benefit Amount." In other words, The Hartford's Principal First and The Hartford's Principal First Preferred operate as a guarantee of the Benefit Amount that you can access through a series of payments.

DETERMINING YOUR BENEFIT AMOUNT


The initial Benefit Amount for both The Hartford's Principal First and The Hartford's Principal First Preferred depends on when you elect your optional benefit. If you elect your optional benefit when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. If you elect your optional benefit at a later date, your Contract Value, on the date it is added to your Contract, is equal to the initial Benefit Amount.



- Your Benefit Amount can never be more than $5 million.


- Your Benefit Amount is reduced as you take withdrawals.


Once the initial Benefit Amount has been determined, we calculate the maximum guaranteed payment that may be made each year ("Benefit Payment").



The Benefit Payment is 7% or 5% of your Benefit Amount for The Hartford's Principal First and The Hartford's Principal First Preferred, respectively.


BENEFIT PAYMENTS

Benefit Payments are non-cumulative, which means your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, for The Hartford's Principal First Preferred if you do not take 5% one year, you may not take more than 5% the next year.


If you elect your optional benefit when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you establish your optional benefit any time after you purchase your Contract, we count one year as the time between the date we added the optional benefit to your Contract and your next Contract Anniversary, which could be less than a year.


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The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.


Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.


If you Surrender more than the Benefit Payment out of your Contract in any one year we will recalculate the Benefit Amount. Any time we re-calculate your Benefit Amount or your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

If, in one year, your Surrenders total more than your Benefit Payment out of your Contract we will re-calculate your Benefit Amount and your Benefit Payment may be lower in the future. We recalculate your Benefit Amount by comparing the results of two calculations. First we deduct the amount of the last Surrender from your Contract Value ("New Contract Value") and then we deduct the amount of the last Surrender from the Benefit Amount ("New Benefit Amount"). Then we compare those results:

- If the New Contract Value is more than or equal to the New Benefit Amount, and more than or equal to the Premium Payments invested in the Contract before the Surrender, the Benefit Payment is unchanged.

- If the New Contract Value is more than or equal to the New Benefit Amount, but less than the Premium Payments invested in the Contract before the Surrender, we have to recalculate your Benefit Payment. For The Hartford's Principal First, your Benefit Payment becomes 7% of the greater of your New Contract Value and New Benefit Amount. For The Hartford's Principal First Preferred, your Benefit Payment becomes 5% of the greater of your New Contract Value and New Benefit Amount.

- If the New Contract Value is less than the New Benefit Amount, we have to recalculate your Benefit Payment. We recalculate the Benefit Payment by comparing the "old" Benefit Payment to the "new" Benefit Payment for the New Benefit Amount and your Benefit Payment becomes the lower of those two values. Your New Benefit Amount is then equal to the New Contract Value.

If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


If you change the ownership or assign this Contract to someone other than your spouse after 12 months of electing either optional benefit, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future.


The Benefit Amount will be recalculated to equal the lesser of:

- The Benefit Amount immediately prior to the ownership change or assignment; or

- The Contract Value at the time of the ownership change or assignment.


Any time you make subsequent Premium Payments to your Contract, we also re-calculate your Benefit Amount and Benefit Payments. Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by a percentage of the amount of the subsequent Premium Payment.


SURRENDERING YOUR CONTRACT

You can Surrender your Contract any time, however, you will receive your Contract Value at the time you request the Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount you would have received under The Hartford's Principal First or The Hartford's Principal First Preferred.

If you still have a Benefit Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, you will still receive a Benefit Payment through a fixed annuity payout option until your Benefit Amount is depleted.

The fixed annuity payout option for The Hartford's Principal First is called The Hartford's Principal First Payout Option. The fixed annuity payout option for The Hartford's Principal First Preferred is called The Hartford's Principal First Preferred Payout Option.

While you are receiving payments under either of these fixed annuity payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining payments.

ANNUITIZING YOUR CONTRACT

If you elect The Hartford's Principal First or The Hartford's Principal First Preferred and later decide to annuitize your Contract, you may choose The Hartford's Principal First Payout Option or The Hartford's Principal First Preferred Payout Option in addition to those Annuity Payout Options offered in the Contract.


Under both of these Annuity Payout Options, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options.



If you, the joint Contract Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments or any of the death benefit options offered in your Contract.



If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary.


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KEY DIFFERENCES BETWEEN THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S
PRINCIPAL FIRST PREFERRED

While The Hartford's Principal First and The Hartford's Principal First Preferred share many of the same characteristics, there are some important differences you should consider when deciding which benefit to choose.

      FEATURES                    THE HARTFORD'S PRINCIPAL FIRST                     THE HARTFORD'S PRINCIPAL FIRST PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
Charge                0.50% of Sub-Account Value                              0.20% of Sub-Account Value
------------------------------------------------------------------------------------------------------------------------------------
Benefit Payment       7% of Benefit Amount                                    5% of Benefit Amount
------------------------------------------------------------------------------------------------------------------------------------
Revocability          - Irrevocable.                                          - Revocable anytime after the 5th Contract Year or the
                                                                                5th anniversary of the date you added The Hartford's
                                                                                Principal First Preferred to your Contract.
                      - Charge continues to be deducted until we begin to     - Charge will terminate if The Hartford's Principal
                        make annuity payouts.                                   First Preferred is cancelled.
------------------------------------------------------------------------------------------------------------------------------------
Step Up               - After the 5th Contract Year, every five               - Not Available.
                        years thereafter.
------------------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age     - Non-Qualified & Roth IRA -- same as maximum Contract  - Non-Qualified & Roth IRA -- same as maximum Contract
                        issue age.*                                             issue age.*
                      - IRA/Qualified -- Age 80                               - IRA/Qualified -- Age 70
------------------------------------------------------------------------------------------------------------------------------------
Investment            - None                                                  - You are not permitted to transfer more than 10% of
Restrictions                                                                    your Contract Value as of your last Contract
                                                                                Anniversary between certain investment options. This
                                                                                restriction is not currently enforced.
------------------------------------------------------------------------------------------------------------------------------------
Spousal Continuation  - Available                                             - Available
------------------------------------------------------------------------------------------------------------------------------------


* For more information on the maximum Contract issue age please see the Section "How do I purchase the Contract?"


THE HARTFORD'S PRINCIPAL FIRST -- STEP-UP


Any time after the 5th year The Hartford's Principal First has been in effect, you may elect to "step-up" the Benefit Amount. There is no "step-up" available for The Hartford's Principal First Preferred. If you choose to "step-up" the Benefit Amount, your Benefit Amount will be re-calculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to "step-up" the Benefit Amount if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year The Hartford's Principal First "step-up" has been in place, you may choose to "step-up" the Benefit Amount again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can "step-up" without waiting for the 5th year their Contract has been in force.



We currently allow you to "step-up" The Hartford's Principal First on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a "step-up" to occur on your Contract Anniversary. AT THE TIME YOU ELECT TO "STEP-UP," WE MAY BE CHARGING MORE FOR THE HARTFORD'S PRINCIPAL FIRST BUT IN NO EVENT WILL THIS CHARGE EXCEED 0.75% ANNUALLY. REGARDLESS OF WHEN YOU BOUGHT YOUR CONTRACT, UPON "STEP-UP" WE WILL CHARGE YOU THE CURRENT CHARGE. BEFORE YOU DECIDE TO "STEP-UP," YOU SHOULD REQUEST A CURRENT PROSPECTUS WHICH WILL DESCRIBE THE CURRENT CHARGE FOR THIS BENEFIT.


THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- INVESTMENT RESTRICTIONS


If you elect The Hartford's Principal First Preferred you are not permitted to transfer more than 10% of your Contract Value as of your last Contract Anniversary from the Non-Growth Sub-Accounts to the Growth Sub-Accounts in any one Contract Year. If you transfer more than 10% of your Contract Value The Hartford's Principal First Preferred will automatically terminate and all Benefit Payments and The Hartford's Principal First Preferred charge will cease. We may add or delete Sub-Accounts from the Non-Growth and Growth sub-account lists at any time. Currently, we do not enforce this investment transfer restriction. We will provide you 30 days written notice when we elect to enforce this investment transfer restriction.


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
NON-GROWTH SUB-ACCOUNTS                                            GROWTH SUB-ACCOUNTS
------------------------------------------------------------------------------------------------------
AllianceBernstein VP Balanced Wealth                AllianceBernstein VP Global
  Strategy Portfolio                                Research Growth Portfolio
AllianceBernstein VP International Value            Fidelity VIP Contrafund-Registered Trademark-
  Portfolio                                         Portfolio
AllianceBernstein VP Small/Mid Cap                  Fidelity VIP Growth Portfolio
  Value Portfolio                                   Fidelity VIP Mid Cap Portfolio
AllianceBernstein VP Value Portfolio                Hartford Global Advisers HLS Fund
Fidelity VIP Equity-Income Portfolio                Hartford Global Leaders HLS Fund
Fidelity VIP Value Strategy Portfolio               Hartford Growth HLS Fund
Hartford Advisers HLS Fund                          Hartford Growth Opportunities
Hartford Disciplined Equity HLS Fund                HLS Fund
Hartford Dividend and Growth HLS                    Hartford International Capital
  Fund                                              Appreciation HLS Fund
Hartford Equity Income HLS Fund                     Hartford Small Cap Growth HLS Fund
Hartford Focus HLS Fund                             Oppenheimer Aggressive Growth
Hartford High Yield HLS Fund                        Fund/VA
Hartford Index HLS Fund                             Oppenheimer Capital Appreciation
Hartford International Opportunities                Fund/VA
  HLS Fund                                          Oppenheimer Global Securities
Hartford International Small                        Fund/VA
  Company HLS Fund                                  Pioneer Oak Ridge Large Cap Growth
Hartford Money Market HLS Fund                      Portfolio
Hartford Mortgage Securities HLS                    Putnam VT Vista Fund
  Fund                                              Putnam VT Voyager Fund
Hartford Stock HLS Fund                             Van Kampen UIF Emerging Markets
Hartford Total Return Bond HLS Fund                 Equity Portfolio
Hartford U.S. Government Securities                 Van Kampen UIF Mid Cap Growth
  HLS Fund                                          Portfolio
Hartford Value HLS Fund
Hartford Value Opportunities HLS
  Fund
Lord Abbett All Value Portfolio
Lord Abbett America's Value Portfolio
Lord Abbett Bond-Debenture Portfolio
Lord Abbett Growth and Income
  Portfolio
Lord Abbett Large Cap Core
  Portfolio
Oppenheimer Main Street Small Cap
  Fund-Registered Trademark-/VA
Oppenheimer Main Street
Fund-Registered Trademark-/VA
Pioneer Fund VCT Portfolio
Pioneer Value VCT Portfolio
Putnam VT Diversified Income Fund
Putnam VT Global Asset Allocation
  Fund
Putnam VT Growth and Income Fund
Putnam VT International Equity Fund
Putnam VT Investors Fund
Putnam VT New Value Fund
Putnam VT Small Cap Value Fund
Putnam VT The George Putnam Fund
  of Boston
Van Kampen LIT Comstock Portfolio
Van Kampen LIT Growth and
  Income Portfolio
Van Kampen UIF U.S. Mid Cap
  Value Portfolio
------------------------------------------------------------------------------------------------------


REQUIRED MINIMUM DISTRIBUTIONS

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on an annual basis, usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.

For purposes of The Hartford's Principal First Preferred, if you enroll in our Automatic Income Program to satisfy the Required Minimum Distributions from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount or Benefit Payment.

OTHER INFORMATION

The Hartford's Principal First and The Hartford's Principal First Preferred may not be available in all states or through all broker-dealers.


We reserve the right to treat all Contracts issued to you by us or one of our affiliates within a calendar year as one Contract for purposes of The Hartford's Principal First and The Hartford's Principal First Preferred. This means that if you purchase two Contracts from us in any twelve month period and elect either The Hartford's Principal First or The Hartford's Principal First Preferred on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.


For examples on how The Hartford's Principal First is calculated, please see "Appendix III." For examples on how The Hartford's Principal First Preferred is calculated, please see "Appendix IV."


D. DEATH BENEFITS



In most cases, we have used the same terminology in the Contract and in this prospectus as we use in your Contract. However, when describing the Death Benefits, we have used different terms in this prospectus. When you receive your Contract after purchase, it will include Contract riders that describe your Death Benefit. For the standard Death Benefit, called Premium Security Death Benefit in your prospectus, for age 80 and under, you will receive riders entitled "Asset Protection Death Benefit" and "Premium Protection Death Benefit." Together, these riders make up the Premium Security Death Benefit. For the Asset Protection Death Benefit, you will receive a Contract rider with the same name. If you elect the MAV Plus Death Benefit, you will receive a rider entitled the "Maximum Anniversary Value/Earnings Protection Benefit" rider. If, after you receive your Contract you have any questions about terminology of the names of the riders, please call your Registered Representative or Hartford.


WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Contract Owner, joint Contract Owner, or the Annuitant dies before we begin to make Annuity Payouts. We calculate the Death Benefit when we receive a certified death certificate or other legal document acceptable to us. The calculations for the Death Benefit that are described below are based on the Contract Value on the date we receive a certified death certificate or other legal document acceptable to us.

The calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

This Contract comes with a standard Death Benefit, which depends on the age of you and your Annuitant. This minimum guaranteed Death Benefit is at no additional cost. If you and your Annuitant are younger than age 81 on the issue date, your Death Benefit is the Premium Security Death Benefit. If you or your

                                                                              29
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Annuitant are age 81 or older, your Death Benefit is the APB Death Benefit, which is short for Asset Protection Death Benefit.


This minimum guaranteed Death Benefit is offered at no additional cost. If you elect the The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit. The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit is described later in this prospectus.


THE PREMIUM SECURITY DEATH BENEFIT

If both you and your Annuitant are younger than age 81 on the date we issue this Contract, your Death Benefit is the greatest of:

- Your Contract Value on the date we receive due proof of death;

- Your Total Premium Payments adjusted for any partial Surrenders; or

- The lesser of:

X  Your Maximum Anniversary Value described below; or

X Your Contract Value on the date we receive due proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.

THE ASSET PROTECTION DEATH BENEFIT

If you or your Annuitant are age 81 or older on the date we issue this Contract, the Death Benefit is the greatest of:

- Your Contract Value on the date we receive due proof of death;

- The lesser of:

X  Total Premium Payments adjusted for any partial Surrenders; or

X Your Contract Value on the date we receive due proof of death plus 25% of total Premium Payments adjusted for partial Surrenders and excluding subsequent Premium Payments we receive within 12 months of death.

- The lesser of:

X  Your Maximum Anniversary Value described below; or

X Your Contract Value on the date we receive proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.

MAXIMUM ANNIVERSARY VALUE

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier.

The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

- Your Anniversary Value is reduced for any partial Surrenders as shown below.

The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

ADJUSTMENTS FOR SURRENDERS

We calculate the adjustments to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar for dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

OPTIONAL DEATH BENEFIT

You may elect an optional Death Benefit for an additional charge. We call the optional Death Benefit the "MAV Plus Death Benefit," which is short for "Maximum Anniversary Value Plus Death Benefit." The name of the rider for the MAV Plus Death Benefit is called the "Maximum Anniversary Value/Earnings Protection Benefit" rider. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Premium Security Death Benefit and MAV Plus Death Benefit.


In states where the MAV Plus Death Benefit is not available, we offer the "MAV Death Benefit," which stands for "Maximum Anniversary Value Death Benefit." Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, see State Variations in Section 7 or call your Registered Representative or contact us.



THE MAV PLUS DEATH BENEFIT



You may elect the "MAV Plus Death Benefit" or "Maximum Anniversary Value Plus Death Benefit" for an additional charge. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Standard Death Benefit and MAV Plus Death Benefit. In states where the MAV Plus Death Benefit is not available, we offer the "MAV Death Benefit," which stands for "Maximum Anniversary Value Death Benefit." Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, contact us or your Registered Representative.



The MAV Plus Death Benefit is available for an additional annual charge, deducted daily, based on your Contract Value invested in the Sub-Accounts. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.



The MAV Plus Death Benefit is the greatest of:



- Your Contract Value on the date we receive due proof of death;


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                                                 HARTFORD LIFE INSURANCE COMPANY
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- Total Premium Payments adjusted for any partial Surrender;



- Your Maximum Anniversary Value; or



- Your Earnings Protection Benefit described below.



EARNINGS PROTECTION BENEFIT


The Death Benefit depends on the age of you and your Annuitant on the date the MAV Plus Death Benefit is added to your Contract. If each age is 69 or younger, the benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap. The terms "gain" and "cap" are described below.

If you and/or your Annuitant are age 70 or older on the date the MAV Plus Death Benefit is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.

We determine Contract gain by subtracting your Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value on the calculation date. We then deduct any Premium Payments and add adjustments for any partial Surrenders made during that time.

We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.

The Contract gain that is used to determine your Death Benefit has a limit or "cap." The cap is 200% of the following:

- The Contract Value on the date the MAV Plus Death Benefit was added to your Contract; plus

- Premium Payments made after the MAV Plus Death Benefit was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus

- Any adjustments for partial Surrenders.

ADDITIONAL INFORMATION ABOUT THE DEATH BENEFITS

For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under sub-section entitled "Taxation of Annuities -- General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans."

We impose a limit on total death benefits if:


- The total death benefits are payable as a result of the death of any one person under one or more deferred variable annuities issued by us or our affiliates, and


- Aggregate Premium Payments total $5 million or more.

When the limit applies, total death benefits cannot exceed the greater of:

- The aggregate Premium Payments reduced by an adjustment for any Surrenders; or

- The aggregate Contract Value plus $1 million.

However, if you add Premium Payments to any of your Contracts such that aggregate Premium Payments total to $5 million or more, the aggregate death benefit will be the greater of the maximum death benefit above or:

- The aggregate Contract Value; plus

- The aggregate death benefits in excess of the aggregate Contract Values at the time you added the Premium Payments to your Contracts.

Any reduction in death benefits to multiple variable annuity contracts will be in proportion to the Contract Value of each Contract at the time of reduction.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Contract Owner has designated the manner in which the Beneficiary will receive the Death Benefit. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

If your Beneficiary elects to receive the Death Benefit amount as a lump sum payment, we may transfer that amount to our General Account and issue the Beneficiary a draftbook. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For Federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. If the Beneficiary resides or the Contract was purchased in a state that imposes restrictions on this method of lump sum payment, we may issue a check to the Beneficiary.

The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.

The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

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Required Distributions -- If the Contract Owner dies before the Annuity
Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

Alternatives to the Required Distributions -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation -- If the Contract Owner dies and a Beneficiary is the Contract Owner's spouse, that portion of the Contract for which the spouse is considered the Beneficiary will continue with the spouse as Contract Owner, unless the spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.


If your spouse continues any portion of the Contract as Contract Owner and elects the MAV Plus Death Benefit, we will use the date the Contract is continued with your spouse as Contract Owner as the effective date the optional Death Benefit was added to the Contract. This means we will use the date the Contract is continued with your spouse as Contract Owner as the effective date for calculating the MAV Plus Death Benefit. The percentage used for the MAV Plus Death Benefit will be determined by the oldest age of any remaining joint Contract Owner or Annuitant at the time the Contract is continued.


WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.

If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Contract Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .               AND . . .                            AND . . .
------------------------------------------------------------------------------------------------------
Contract Owner                There is a surviving joint Contract  The Annuitant is living or deceased
                              Owner
------------------------------------------------------------------------------------------------------
Contract Owner                There is no surviving joint          The Annuitant is living or deceased
                              Contract Owner
------------------------------------------------------------------------------------------------------
Contract Owner                There is no surviving joint          The Annuitant is living or deceased
                              Contract Owner and the Beneficiary
                              predeceases the Contract Owner
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is living         There is no named Contingent
                                                                   Annuitant
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is living         The Contingent Annuitant is living
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is a trust or     There is no named Contingent
                              other non-natural person             Annuitant
------------------------------------------------------------------------------------------------------

IF THE DECEASED IS THE . . .            THEN THE . . .
----------------------------
Contract Owner                Joint Contract Owner receives the
                              Death Benefit.
----------------------------
Contract Owner                Designated Beneficiary receives the
                              Death Benefit.
----------------------------
Contract Owner                Contract Owner's estate receives
                              the Death Benefit.
----------------------------
Annuitant                     The Contract Owner becomes the
                              Contingent Annuitant and the
                              Contract continues. The Contract
                              Owner may waive this presumption
                              and receive the Death Benefit.
----------------------------
Annuitant                     Contingent Annuitant becomes the
                              Annuitant, and the Contract
                              continues.
----------------------------
Annuitant                     The Contract Owner receives the
                              Death Benefit.
----------------------------

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IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .              AND . . .                     THEN THE . . .
----------------------------------------------------------------------------------------------
Contract Owner                  The Annuitant is living         Designated Beneficiary becomes
                                                                the Contract Owner.
----------------------------------------------------------------------------------------------
Annuitant                       The Contract Owner is living    Contract Owner receives the
                                                                payout at death, if any.
----------------------------------------------------------------------------------------------
Annuitant                       The Annuitant is also the       Designated Beneficiary
                                Contract Owner                  receives the payout at death,
                                                                if any.
----------------------------------------------------------------------------------------------

These are the most common scenarios, however, there are others. Some of the Annuity Payout Options may not result in a payout at death. For more information on Annuity Payout Options that may not result in a payout at death please see the section entitled "Annuity Payouts." If you have questions about these and any other scenarios, please contact your Registered Representative or us.


E. THE HARTFORD'S LIFETIME INCOME BUILDER



OVERVIEW



The Hartford's Lifetime Income Builder is an optional rider that is intended to help protect your Contract investment from poor market performance. The Hartford's Lifetime Income Builder provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, The Hartford's Lifetime Income Builder is a guarantee of the Benefit Amount that you can access two ways:



- WITHDRAWAL BENEFIT allows (a) BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or
  (b) LIFETIME BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the death of any Owner(s) if the oldest Owner(s) is age 60 or older. You may elect to receive either a Benefit Payment or a Lifetime Benefit Payment at one time. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; or



- GUARANTEED MINIMUM DEATH BENEFIT a Death Benefit equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. The Death Benefit is payable at the death of any Contract Owner or Annuitant. DEPLETING THE BENEFIT AMOUNT BY TAKING WITHDRAWAL BENEFITS OR SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER RIDER.



ELECTING THE HARTFORD'S LIFETIME INCOME BUILDER



You may elect The Hartford's Lifetime Income Builder only at the time of purchase and once you do so, your choice is irrevocable. The benefits comprising The Hartford's Lifetime Income Builder may not be purchased separately.



The Hartford's Lifetime Income Builder is only available if the oldest Contract Owner or Annuitant is age 75 or younger at Contract issue.



If you elect The Hartford's Lifetime Income Builder, you may not elect The Hartford's Principal First or The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit.



DETERMINING YOUR BENEFIT AMOUNT



The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of any subsequent Premium Payments and automatic Benefit Amount increases. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.



- Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as "automatic Benefit Amount increases"), depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value, less 1. In no event will this ratio be less than 0% or greater than 10%. Automatic Benefit Amount increases will continue until the Contract Anniversary immediately following the oldest Owner's or Annuitant's 75th birthday.



- Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment.



- Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



  C. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in
      (B) does not apply,


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HARTFORD LIFE INSURANCE COMPANY
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     the Benefit Amount is re-calculated to the greater of zero or the lesser of
      (i) or (ii) as follows:



      (i)  the Contract Value immediately following the Surrender; or



      (ii) the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



- Benefit Amount limits. Your Benefit Amount cannot be less than $0 or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under The Hartford's Lifetime Income Builder.



If your automatic Benefit Amount increases have been suspended as a result of your declining an automatic Benefit Amount increase, you will have the option to elect the automatic Benefit Amount increase again 30 days prior to each Contract Anniversary at the then current charge. If you decide to elect the automatic Benefit Amount increase on a future Contract Anniversary, we will thereafter resume automatic Benefit Amount increases.



Since the Benefit Amount is a central source for both benefits under The Hartford's Lifetime Income Builder, taking withdrawals will ultimately lessen or eliminate the Guaranteed Minimum Death Benefit.



Please refer to the Examples included in Appendix VI for a more complete description of these effects.



WITHDRAWAL BENEFIT



The following Section describes both BENEFIT PAYMENTS AND LIFETIME BENEFIT PAYMENTS which together comprise the Withdrawal Benefit.



BENEFIT PAYMENTS



Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.



The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.



Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.



Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is equal to the Benefit Payment immediately prior to the Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.



  C. If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender times 5%.



If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.



If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made.



If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.



If Surrenders are less than or equal to the Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.



LIFETIME BENEFIT PAYMENT



Under this option, Surrenders may be taken as a Lifetime Benefit Payment that is initially set equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the oldest Owner's 60th birthday or 5% of the initial Benefit Amount if the oldest Owner is 60 or older at the rider's effective date. In other words, you may elect to go from Benefit Payments to Lifetime Benefit Payments once the oldest Contract Owner turns 60 provided that your Contract Value at the time of election is greater than zero. The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.



Lifetime Benefit Payments can be divided up and taken on any payment schedule that you request.



Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your


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34
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment include any applicable Contingent Deferred Sales Charge.



Whenever a Surrender is taken after the Contract Anniversary immediately following the oldest Owner's 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of
      (A) will apply.



  C. If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender times 5%.



If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.



Lifetime Benefit Payments will be available until the first death of any Contract Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout.



If you make a subsequent Premium Payment after the Contract Anniversary immediately following the oldest Owner's 60th birthday, the Lifetime Benefit Payment will be re-calculated on the next Contract Anniversary to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.



If Surrenders are not taken prior to the Contract Anniversary immediately following the oldest Contract Owner's 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the oldest Contract Owner's 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment.



If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the oldest Owner's 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.



If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the contract and pay the Surrender Value.



Please refer to the Examples included in Appendix VI for a more complete description of these effects.



SURRENDERING YOUR CONTRACT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER



You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request this Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under The Hartford's Lifetime Income Builder.



If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, we will issue a payout annuity. If the Contract Owner is a natural person we will treat the Contract Owner(s) as the Annuitant(s) for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either The Hartford's Lifetime Income Builder Fixed Period Certain Payout or The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option described in the Annuity Payout Section. The election is irrevocable. You may elect to defer the Annuity Commencement Date until you are eligible for The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout, described below.



GUARANTEED MINIMUM DEATH BENEFIT PROVISION



The Hartford's Lifetime Income Builder includes a Guaranteed Minimum Death Benefit ("GMDB") that replaces the standard Premium Security Death Benefit described in this prospectus. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date due proof of death is received by us. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER.



OWNERSHIP CHANGE



We reserve the right to approve all ownership changes. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under The Hartford's Lifetime Income Builder so long as the change in ownership does not affect the life on which the Contract is based and does not result in a change in the tax identification number under the Contract.



Any ownership change made prior to the first Contract Anniversary will have no impact on The Hartford's Lifetime Income Builder rider or the benefits thereunder as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change.



An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the oldest


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Owner(s) or Annuitant after the change are less than age 76 at the time of the change will automatically result in either (A) or (B):



  (A) If The Hartford's Lifetime Income Builder rider is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate. The charge will discontinue.



  (B) If The Hartford's Lifetime Income Builder rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.



If the oldest Owner(s) or Annuitant is age 76 or greater at the time of an ownership change, The Hartford's Lifetime Income Builder rider will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford's Lifetime Income Builder charge will terminate.



In addition, we reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the ownership change effective date. We may prohibit investment in any Sub-Account, require you to allocate your Contract Value according to an asset allocation model or to allocate your Contract Value to a fund-of-funds Sub-Account. If you violate the restrictions, then the rider, its benefits and its charges will terminate.



SPOUSAL CONTRACT CONTINUATION



If the Contract Owner dies and the Beneficiary is the deceased Contract Owner's spouse at the time of death, the spouse may continue the Contract, and we will adjust the Contract Value to the Death Benefit value (the greater of the Death Benefit and the Benefit Amount).



If the spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:



  (A) If The Hartford's Lifetime Income Builder is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate. The charge will discontinue.



  (B) If The Hartford's Lifetime Income Builder is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.



If the spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, The Hartford's Lifetime Income Builder will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford's Lifetime Income Builder charge will terminate.



ANNUITY COMMENCEMENT DATE



If the annuity reaches the maximum Annuity Commencement Date, which is the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, the Contract must be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under The Hartford's Lifetime Income Builder rules applicable when the Contract Value equals zero.



OTHER INFORMATION



The Hartford's Lifetime Income Builder may not be available in all states or through all broker-dealer firms.



For purposes of determining the Benefit Amount under The Hartford's Lifetime Income Builder, we reserve the right to treat one or more Contracts issued by us to you with The Hartford's Lifetime Income Builder in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.



The Hartford's Lifetime Income Builder may not be appropriate for all investors. Several factors, among others, should be considered:



- Inasmuch as these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER RIDER.



- Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing The Hartford's Lifetime Income Builder rider as part of an investment program involving an IRA may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to underlying Funds, outweigh the absence of additional tax advantages from a variable annuity.



- Purchasing The Hartford's Lifetime Income Builder rider is a one time only event and cannot be undone later. If you elect The Hartford's Lifetime Income Builder you will also forfeit other benefits such as The Hartford's Principal First and The Hartford's Principal First Preferred. A comparison table is provided below for ease of reference.



- Withdrawals are taxable as ordinary income to the extent of earnings and may also be subject to a 10% federal income tax penalty. Such withdrawals may have state income tax implications.



- Spouses who are not a Joint Owner may find continuation of this rider to be unavailable or unattractive after the death of


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36
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

  the Contract Owner-spouse. Continuation of all of the options available in The Hartford's Lifetime Income Builder is dependent upon its availability at the time of death of the first Contract Owner-spouse and will be subject to then prevailing charges.



- Certain ownership changes may result in a reduction of benefits.



- We may not allow assignments under The Hartford's Lifetime Income Builder.



- Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification.



For examples on how The Hartford's Lifetime Income Builder is calculated, please see Appendix VI.



F. SURRENDERS


WHAT KINDS OF SURRENDERS ARE AVAILABLE?


Full Surrenders before the Annuity Commencement Date -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges, a pro-rated portion of The Hartford's Lifetime Income Builder charge, if applicable, and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.


Partial Surrenders before the Annuity Commencement Date -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable Contingent Deferred Sales Charge. You can ask us to deduct the Contingent Deferred Sales Charge from the amount you are Surrendering or from your remaining Contract Value. If we deduct the Contingent Deferred Sales Charge from your remaining Contract Value, that amount will also be subject to Contingent Deferred Sales Charge.

There are two restrictions on partial Surrenders before the Annuity Commencement
Date:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

- After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. Our current minimum Contract Value is $500 after the Surrender. The minimum Contract Value in New York must be $1,000 after the Surrender. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender.

Full Surrenders after the Annuity Commencement Date -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.

Partial Surrenders after the Annuity Commencement Date -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.

Hartford will deduct any applicable Contingent Deferred Sales Charges.


If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.



These options may not be available if the contract is issued to qualify under
Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.



Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.


HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

Written Requests -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

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                                                                              37
HARTFORD LIFE INSURANCE COMPANY
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If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.


Telephone Requests -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program, or you are no longer the owner of the Contract. There are some restrictions on telephone Surrenders, please call us with any questions.


We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

Prior to age 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

More than one Contract issued in the same calendar year -- If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

Internal Revenue Code section 403(b) annuities -- As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are:
(a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the "Federal Tax Considerations" section for more information.


G. ANNUITY PAYOUTS


This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:

- When do you want Annuity Payouts to begin?

- Which Annuity Payout Option do you want to use?

- How often do you want the Payee to receive Annuity Payouts?

- What is the Assumed Investment Return?

- Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?

Please check with your financial adviser to select the Annuity Payout Option that best meets your income needs.

WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. You may choose to begin receiving a variable dollar amount Annuity Payout at any time. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later, unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?


Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. The Hartford's Lifetime Income Builder Fixed Period Certain Payout Option and The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option are available only to Contract Owners who elect The Hartford's Lifetime Income Builder rider. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.


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38
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts during the lifetime of the Annuitant, but Annuity Payouts are at least guaranteed for the number of years you select. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of years, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the present value of the remaining Annuity Payouts.

LIFE ANNUITY WITH A CASH REFUND

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.

JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts for the number of years that you select. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

THE HARTFORD'S PRINCIPAL FIRST PAYOUT OPTION


If you elect The Hartford's Principal First and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Payout Option, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.


THE HARTFORD'S PRINCIPAL FIRST PREFERRED PAYOUT OPTION


If you elect The Hartford's Principal First Preferred and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Preferred Payout Option, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.



The Hartford's Lifetime Income Builder Fixed Period Certain Payout -- If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of


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                                                                              39
HARTFORD LIFE INSURANCE COMPANY
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years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment.



The total amount payable under this option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year's annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments.



The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain
Payout -- If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the calculation date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant, in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments.


YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS FOR A PERIOD CERTAIN ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE MAY BE DEDUCTED.

For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

Automatic Annuity Payouts -- If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.

HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

- monthly,

- quarterly,

- semi-annually, or

- annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.

WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.


Subject to the approval of your State, you can select one of three AIRs described in the Highlights section. The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.


For example, if the second monthly Annuity Payout is the same as the first, the Sub-Accounts earned exactly the same return as the AIR. If the second monthly Annuity Payout is more than the first, the Sub-Accounts earned more than the AIR. If the second Annuity Payout is less than the first, the Sub-Account earned less than the AIR.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of the variation depends on the AIR you select.

DO YOU WANT ANNUITY PAYOUTS TO BE FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

Fixed Dollar Amount Annuity Payouts -- Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will

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40
                                                 HARTFORD LIFE INSURANCE COMPANY
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receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an Annuity rate set by us.

You may not choose a fixed dollar amount Annuity Payout if you purchase your Contract in Oregon or Pennsylvania.

Variable Dollar Amount Annuity Payouts -- Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

- the Annuity Payout Option chosen,

- the Annuitant's attained age and gender (if applicable),

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

- the Assumed Investment Return.

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value, minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each Sub-Account.


The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.



ASSUMED INVESTMENT RETURNS ("AIR") -- The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.



        ANNUITY             ANNUITY             ANNUITY
AIR   UNIT FACTOR   AIR   UNIT FACTOR   AIR   UNIT FACTOR
----------------------------------------------------------
 3%    0.999919%     5%    0.999866%     6%    0.999840%
----------------------------------------------------------


Combination Annuity Payout -- You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs.


Transfer of Annuity Units -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under Section 5.


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KEY DIFFERENCES BETWEEN THE HARTFORD'S PRINCIPAL FIRST, THE HARTFORD'S PRINCIPAL
FIRST PREFERRED AND THE HARTFORD'S LIFETIME INCOME BUILDER


        FEATURES                THE HARTFORD'S PRINCIPAL FIRST       THE HARTFORD'S PRINCIPAL FIRST PREFERRED
-------------------------------------------------------------------------------------------------------------
Charge                     0.50% of Sub-Account Value                0.20% of Sub-Account Value
-------------------------------------------------------------------  ----------------------------------------
Benefit Payment            7% of Benefit Amount                      5% of Benefit Amount
-------------------------------------------------------------------  ----------------------------------------
Revocability               - Irrevocable                             - Revocable anytime after the 5th
                                                                     Contract Year or the 5th Anniversary of
                                                                     the date you added The Hartford's
                                                                     Principal First Preferred to your
                                                                     Contract
                                                                     - Charge will terminate if The
                           - Charge continues to be deducted until     Hartford's Principal First Preferred
                             we begin to make annuity payouts          is cancelled
-------------------------------------------------------------------  ----------------------------------------
Step Up                    - After the 5th Contract Year, every      - Not Available
                             five years thereafter, optional
-------------------------------------------------------------------  ----------------------------------------
Lifetime Benefit Payments  - Not Available                           - Not Available
-------------------------------------------------------------------  ----------------------------------------
Death Benefit              - Premium Security or Asset Protection    - Premium Security or Asset Protection
                             Death Benefit                             Death Benefit
-------------------------------------------------------------------  ----------------------------------------
Maximum Issue Age          - Non-Qualified & Roth IRA -- same as     - Non-Qualified & Roth IRA -- same as
                             maximum Contract issue age*               maximum Contract issue age*
                           - IRA/Qualified -- Age 80.                - IRA/Qualified -- Age 70.
-------------------------------------------------------------------  ----------------------------------------
Investment Restrictions    - None                                    - You are not permitted to transfer more
                                                                       than 10% of your Contract Value as of
                                                                       your last Contract Anniversary between
                                                                       certain investment options. This
                                                                       restriction is not currently enforced
-------------------------------------------------------------------  ----------------------------------------
Spousal Continuation       - Available                               - Available
-------------------------------------------------------------------  ----------------------------------------

        FEATURES            THE HARTFORD'S LIFETIME INCOME BUILDER
-------------------------
Charge                     0.40% of the Benefit Amount
-------------------------  ----------------------------------------
Benefit Payment            5% of Benefit Amount
-------------------------  ----------------------------------------
Revocability               - Irrevocable
                           - Charge continues to be deducted until
                             we begin to make Annuity Payouts
-------------------------  ----------------------------------------
Step Up                    - Annual, automatically calculated,
                             unless opted out
-------------------------  ----------------------------------------
Lifetime Benefit Payments  - Available
-------------------------  ----------------------------------------
Death Benefit              - The Hartford's Lifetime Income Builder
                             Guaranteed Minimum Death Benefit
-------------------------  ----------------------------------------
Maximum Issue Age          - Age 75
-------------------------  ----------------------------------------
Investment Restrictions    - None, unless approved ownership
                             change.
-------------------------  ----------------------------------------
Spousal Continuation       - Available
-------------------------  ----------------------------------------



* For more information on the maximum Contract issue age please see the Section "How do I purchase the Contract?"



H. OTHER PROGRAMS AVAILABLE


We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a Program or fund closure, will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these Programs.


Dollar Cost Averaging Plus ("DCA Plus") Programs -- You may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers from our Fixed Accumulation Feature to any of the Sub-Accounts under either a 6-Month Transfer Program or 12-Month Transfer Program subject to Program rules. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and with the final transfer of the entire amount remaining in the Program.



The pre-authorized transfers will begin within 15 days of receipt of the Program Payment provided we receive complete enrollment instructions. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program Payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, we will


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                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

return your Program Payment to you for further instruction. If your Program Payment is less than the required minimum amount, we will apply it to your Contract according to your instructions on record for a subsequent Premium Payment.



Under the DCA Plus Programs, the credited interest rate is not earned on the full amount of your Premium Payment for the entire length of the Program. This is because Program transfers to the Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.



All Program Payments, including any subsequent Program Payment, must meet the Program minimum. Any subsequent Program Payments we receive during an active Program transfer period which are received during the same interest rate effective period will be credited to the current Program. Any subsequent Program Payments we receive during an active Program transfer period which are received during a different interest rate effective period will be used to start a new Program. That Program will be credited with the interest rate in effect on the date we start the new Program. Unless you send us different instructions, the new Program will be the same length of time as your current Program and will allocate the subsequent Program Payments to the same Sub-Accounts.



The DCA Plus Program may credit a higher interest rate but it does not ensure a profit or protect you against a loss in declining markets. Continuous or periodic investment programs neither insure a profit nor protect against a loss in declining markets. Because this program involves continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.



We may limit the total number of DCA Programs and DCA Plus Programs to 5 Programs open at any one time. We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.



You may elect to terminate the transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Sub-Accounts you selected for the Program.



We may discontinue, modify or amend the Programs or any other interest rate program we establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program. However, if an underlying fund closes to new Premium Payments and subsequent Premium Payments, it may also be closed to all Dollar Cost Averaging programs including the DCA Plus Program. In the event of a fund closure, We will contact you to determine your instructions as to future Program allocations. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.



Other Dollar Cost Averaging Programs -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Sub-Account into a different Sub-Account. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


InvestEase Program -- InvestEase is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

Automatic Income Program -- The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The minimum amount of each Surrender is $100. Amounts taken under this Program will count towards the Annual Withdrawal Amount, and if received prior to age 59 1/2, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment.

Asset Allocation Program -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers static model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can only participate in one model at a time.

Asset Rebalancing -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts

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to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub- Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can only participate in one model at a time.

Dollar Cost Averaging Programs -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Sub-Account into a different Sub-Account. The Earnings/ Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses.

If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


Continuous or periodic investment programs neither insure a profit nor protect against a loss in declining markets. Because this program involves continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.



6. DEFINITIONS



Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:



ACCOUNT: Any of the Sub-Accounts or the Fixed Accumulation Feature.



ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.



ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.



ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, Connecticut 06102-5085.



ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary.



ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.



ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.



ANNUITANT: The person on whose life the Contract is based. The Annuitant may not be changed after your Contract is issued.



ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.



ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.



ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.



ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.



ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.



BENEFICIARY: The person(s) entitled to receive a payout at death, if any, upon the death of the Contract Owner, joint Contract Owner or Annuitant.



BENEFIT AMOUNT: The basis used to determine the maximum payout guaranteed under The Hartford's Principal First, The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder.



BENEFIT PAYMENT: The maximum guaranteed Payment that may be withdrawn each Contract Year under The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder.



CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.



CODE: The Internal Revenue Code of 1986, as amended.



COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity


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Payouts and a rate of return determined by us for fixed dollar amount Annuity
Payouts.



CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitants death.



CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.



CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.



CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.



CONTRACT OWNER OR YOU: The owner or holder of the Contract described in this prospectus. We do not capitalize "you" in the prospectus.



CONTRACT VALUE: The total value of the Accounts on any Valuation Day.



CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.



DEATH BENEFIT: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.



DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.



FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature is called the Fixed Account.



GENERAL ACCOUNT: The General Account includes our company assets, including any money you have invested in the Fixed Accumulation Feature. The assets in the General Account are available to the creditors of Hartford.



THE HARTFORD'S PRINCIPAL FIRST: An option that can be added at an additional charge where, if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under The Hartford's Principal First in any Contract Year is 7% of the guaranteed amount.



THE HARTFORD'S PRINCIPAL FIRST PREFERRED: An option that can be added at an additional charge where, if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under The Hartford's Principal First Preferred in any Contract Year is 5% of the guaranteed amount.



JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.



LIFETIME BENEFIT PAYMENT: The maximum guaranteed amount that can be withdrawn each year until the first death of the any natural Owner (or Annuitant if a non-natural Owner), under The Hartford's Lifetime Income Builder The Lifetime Benefit Payment is available at the Contract Anniversary on or after the oldest Owner's 60th birthday.



MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value prior to the deceased's 81st birthday or the date of death, if earlier.



MAXIMUM CONTRACT VALUE: Under The Hartford's Lifetime Income Builder, the greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.



NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.



1933 ACT: The Securities Exchange Act of 1933, as amended.



1934 ACT: The Securities Exchange Act of 1934, as amended.



1940 ACT: The Investment Company Act of 1940, as amended.



NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.



PAYEE: The person or party you designate to receive Annuity Payouts.



PREMIUM PAYMENT: Money sent to us to be invested in your Contract.



PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.



REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.



SPOUSE: A person related to a Contract Owner by marriage pursuant to the Code.



SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.



SURRENDER: A complete or partial withdrawal from your Contract.


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SURRENDER VALUE: The amount we pay you if you terminate your Contract before the
Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.



THE HARTFORD'S LIFETIME INCOME BUILDER: An option that can be added for an additional charge that provides a minimum withdrawal benefit and a minimum Death Benefit. In your Contract this is called the Unified Benefit Design.



VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.



VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.



WE, US OR OUR: Hartford Life Insurance Company.



7. OTHER INFORMATION



ASSIGNMENT -- A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract. If you elect The Hartford's Lifetime Income Builder, the benefits thereunder cannot be assigned.



A qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law. Please consult a qualified tax adviser before assigning your Contract.


CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.


HOW CONTRACTS ARE SOLD -- Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours. The securities will be sold by individuals who represent us as insurance agents and who are registered representatives of Broker-Dealers that have entered into distribution agreements with HSD.


Upfront commissions paid by Hartford will not be more than 7% of Premium Payments. Trail commissions will not be more than 1% of Contract Value. From time to time Hartford may also pay or permit other promotional incentives, in cash or credit or other compensation.


Additional Compensation to Broker-Dealers, Financial Institutions and Other Persons ("Financial Intermediaries") -- In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and 12b-1 fees, the distributor or its affiliates pay, out of their own assets, significant additional compensation ("Additional Payments") to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the variable annuity contracts ("Contracts") based on a number of factors. While this additional compensation is not paid directly by you, it could or might be assumed to have impact on recommendations made by these Financial Intermediaries.


With the exception of certain compensation arrangements discussed herein, and "Negotiated Additional Amounts" defined below, these Additional Payments, which are generally based on average net assets (or on aged assets i.e., assets held over one year) and on sales of the Contracts attributable to a particular Financial Intermediary, may, but are normally not expected to, exceed, in the aggregate 0.12% of the average net assets of the Contracts attributable to a particular Financial Intermediary. A listing of Financial Intermediaries to whom the distributor makes such Additional Payments is provided below. Separate Additional Payments may also be made in connection with the sale and distribution of the Contracts in such forms as, among others, "due diligence" payments and "marketing support" fees ("Negotiated Additional Amounts"), as discussed in greater detail below. With the exception of certain Negotiated Additional Amounts specifically discussed herein, payments of Negotiated Additional Amounts did not exceed $12 million per Financial Intermediary for the calendar year ended December 31, 2004. These Additional Payments and Negotiated Additional Amounts may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one Contract over another Contract. Please consult your Financial Intermediary for more information.

Distribution Arrangements -- Contracts issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively "Hartford Life") are continuously offered and sold by selected broker-dealers who have selling agreements with Hartford Life. Except as discussed below, Hartford Life bears all the expenses of providing services pursuant to Contracts including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature.

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In addition to the commissions described herein, Hartford Life and its affiliates pay, out of their own assets, Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Contracts. Certain Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary, on sales of the Contracts attributable to a particular Financial Intermediary, and/or on reimbursement of related sales expenses. Such Additional Payments are generally made for the placement of the Contracts on a Financial Intermediary's list of annuity products available for purchase by its customers. Separate Additional Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the annuity products and payments for providing training and information relating to the annuity product and (2) "marketing support" fees for providing assistance in promoting the sale of the annuity product. (Negotiated Additional Amounts). Subject to NASD regulations, Hartford Life and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of the Contracts, as well as sponsor various annuity product educational programs, sales contests and/or promotions in which Financial Intermediaries that participate may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. Hartford Life and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may be different for different Financial Intermediaries, will not change the price an investor will pay for the Contracts or the amount that a registered representative will receive from such sale. These Additional Payments and Negotiated Additional Amounts may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one annuity product over another annuity product. Please consult your Financial Intermediary for more information.

As of December 31, 2004 Hartford Life has entered into arrangements to make Additional Payments that are generally based on average net assets (or on aged assets) attributable to a particular Financial Intermediary, on sales of the Contracts attributable to a particular Financial Intermediary, and/or on reimbursement of related sales expenses to A.G. Edwards & Sons, Inc., Advest, Inc., AIG Advisors Group, AMSouth Investment Services, Inc., Bancwest Investment Services, Inc., Cadaret Grant & Co., Inc., Capital Analyst Inc., Capital Investment Group, Inc., Centaurus Financial, Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage, Inc., Cuso Financial Services, L.P., Duerr Financial Corporation, Edward D. Jones & Co., L.P., FFP Securities, Inc., Fifth Third Securities, First Citizens Investor Services, First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Harbour Investments, Inc., Heim & Young Securities, The Huntington Investment Company, Infinex Financial Group, ING Advisors Network, Investacorp, Inc., Investment Professionals, Inc., James T. Borello & Co., Jefferson Pilot Securities Corporation, J.J.B. Hilliard, W.L. Lyons, Inc., Legg Mason Wood Walker, Incorporated, Lincoln Financial, Linsco/Private Ledger Corp., M&T Securities, Merrill Lynch Pierce Fenner & Smith, First Montauk Securities Corp., Morgan Keegan & Company, Inc., Morgan Stanley & Co., Incorporated, Mutual Service Corporation, National Planning Holding, NEXT Financial Group, Inc., NFP Securities, Inc., Parker/Hunter Incorporated, Pension Planners, PFIC Securities Corporation, Piper Jaffray & Co., Prime Capital Services, Inc., Prospera Financial Services, Inc., Raymond James Financial Services, RBC Dain Rauscher Inc., Securities America, Inc., Sigma Financial Corporation, Southtrust Securities, Inc., Stifel Nicolaus & Company, Incorporated, TFS
Securities, Inc., The Investment Center, Inc., Triad Advisors, Inc., UBS Financial Services, Inc., Uvest Financial Services Group Inc., Wachovia Securities, LLC., Walnut Street Securities, Inc., Wells Fargo Brokerage Services, L.L.C., WM Financial Services, Inc., Woodbury Financial Services, Inc., XCU Capital Corporation, Inc. Hartford Life may enter into arrangements with other Financial Intermediaries to make such Additional Payments. Separate Additional Payments in the form of Negotiated Additional Amounts may also be made to the above-listed Financial Intermediaries and to other Financial Intermediaries.

The Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Contracts are negotiated based on a range of qualitative factors, including, but not limited to, access and opportunity to provide product education and training, assistance with the development and implementation of joint marketing and business plans, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the fiscal year ended December 31, 2004, Hartford Life or its affiliates paid approximately $50 million in total Additional Payments, including Negotiated Additional Amounts to Financial Intermediaries.


The Contract may be sold directly to certain individuals under certain circumstances that do not involve payment of any sales compensation to a registered representative. In such case, Hartford will credit the Contract with an additional 5.0% of the Premium Payment. This additional percentage of Premium Payment in no way affects present or future charges, rights, benefits or current values of other Contract Owners. The following class of individuals are eligible for this feature: (1) current or retired officers, directors, trustees and employees (and their families) of the ultimate parent and affiliates of Hartford; and (2) employees and registered representatives (and their families) of registered broker-dealers (or their financial institutions) that have a sales agreement with Hartford and its principal underwriter to sell the Contracts.


LEGAL MATTERS


There continues to be significant federal and state regulatory activity relating to financial services companies, particularly


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mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford, which includes Hartford Life Insurance Company ("HLIC") and its affiliates, has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues.



The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The funds are available for purchase by the separate accounts of different variable universal life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between sub-accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity products, The Hartford's ability to restrict transfers by these owners is limited. In February 2005, The Hartford agreed in principle with the Boards of Directors of the funds to indemnify the funds for any material harmed caused to the funds from frequent trading by these owners. The specific terms of the indemnification have not been determined. The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford also has received a subpoena from the New York Attorney General's Office requesting information related to the Company's group annuity products. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office and other regulatory agencies.



To date, neither the SEC's and New York Attorney General's market timing investigation nor the SEC's directed brokerage investigation has resulted in either regulator initiating any formal action against The Hartford. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The potential timing of any such action is difficult to predict. Based on The Hartford's discussions with the SEC and the New York Attorney General's Office and its own analysis, Hartford Life, Inc. ("Hartford Life"), an indirect subsidiary of The Hartford, recorded a charge of $66 million to establish a reserve for these matters during the first quarter of 2005. This reserve is an estimate; in view of the uncertainties regarding the timing and outcome of any payments relating to these types of regulatory investigations, as well as the tax-deductibility, if any, and any potential deferred acquisition cost effects (though no deferred acquisition cost effects are included in this estimate) that may be applicable, it is possible that the ultimate cost to Hartford Life of these matters may exceed or be below the reserve amount, perhaps by a significant amount. It is reasonably possible that HLIC, an indirect subsidiary of Hartford Life, may ultimately be liable for all or a portion of the ultimate cost to Hartford Life. However, the ultimate liability of the Company, if any, is not reasonably estimable at this time.



The Hartford has received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. Additionally, The Hartford has received a subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a sub-account of a tax-qualified plan or was subsequently put into a tax qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in connection with these matters.



Also, The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. Further, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters. The Hartford does not expect any such action to result in a material adverse effect on the separate accounts or on the HLS funds that serve as underlying investments for those accounts.


In addition, The Hartford has been served with five putative national class actions, now consolidated into a single putative class action, IN RE HARTFORD MUTUAL FUNDS FEE LITIGATION, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford's Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive

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damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds
II, Inc., the Retail Funds themselves and the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the separate accounts or on the HLS funds that serve as underlying investments for those accounts.

MORE INFORMATION


You may call your Registered Representative if you have any questions or write or call us at the address above.


FINANCIAL STATEMENTS

You can find financial statements of the Separate Account and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.


STATE VARIATIONS



The following section describes modifications to this prospectus required by one or more state insurance departments:


- ALABAMA -- We will accept subsequent Premium Payments only during the first Contract Year.



- CALIFORNIA -- Any Contract Owner 60 years old or older when purchasing this Contract in the state of California must either: Elect the Senior Protection program, or elect to immediately allocate the initial Premium Payments to the other investment options.



Under the Senior Protection Program we will allocate your initial Premium Payment to the Hartford Money Market HLS Fund Sub-Account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions.



If you elect the Senior Protection Program you will not be able to participate in any InvestEase or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in the Hartford Money Market HLS Fund Sub-Account unless you direct otherwise.



You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from the Hartford Money Market HLS Fund Sub-Account to another investment option.



When you terminate your participation in the Senior Protection Program:



- you may reallocate your Contract Value in the Program to other investment options; or



- we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested.



- CONNECTICUT -- For Contracts issued in the state of Connecticut, there are no investment restrictions on the Sub-Accounts you may invest in while subject to The Hartford's Principal First Preferred benefit.



If you elect The Hartford's Principal First Preferred, and your Contract was issued in the state of Connecticut, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equals or exceeds $100,000.



Contingent Deferred Sales Charges for Connecticut residents purchasing Hartford Director M Plus are 8, 8, 8, 7, 6, 5, 4, 3, 0%.



- OREGON -- If you purchase your Contract in Oregon, we will accept subsequent Premium Payments only during the first three Contract Years. Oregon Contract Owners may only sign up for DCA Plus Programs that are 6 months or longer.



- MASSACHUSETTS -- If you purchase your Contract in Massachusetts, we will accept subsequent Premium Payments only until the Annuitants 63rd birthday or the third Contract Anniversary, whichever is later.



- MINNESOTA, NEW YORK AND WASHINGTON -- The MAV Plus Death Benefit is not available for Contracts issued in Washington, New York or Minnesota. There is a different optional Death Benefit called the Maximum Anniversary Value Death Benefit for Contracts issued in Washington, New York or Minnesota. The charge is 0.30% of average daily Sub-Account Value.



The optional Death Benefit is different for Contracts issued in Washington, New York or Minnesota. We call this optional Death Benefit the "Maximum Anniversary Value Death Benefit."



There is an additional charge we deduct on a daily basis that is equal to an annual charge of 0.30% of your Contract Value invested in the Sub-Accounts for this benefit. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.



The Maximum Anniversary Value Death Benefit is described below. It is the greatest of:



- Your Contract Value on the date we receive proof of death;



- Total Premium Payments adjusted for any partial Surrenders; or



- Your Maximum Anniversary Value.


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NEW YORK -- We will not recalculate The Hartford's Principal First or The
Hartford's Principal First Preferred Benefit Amount if you change the ownership or assign your Contract to someone other than your spouse.


PENNSYLVANIA -- Contingent Deferred Sales Charges for Pennsylvania residents purchasing Hartford Director M Plus are 8, 8, 8, 7, 6, 5, 4, 3, 0%.



SOUTH CAROLINA AND WASHINGTON -- We do not deduct an Annual Maintenance Fee for Contracts issued in South Carolina and Washington if it will cause the rate of interest credited to your Contract Value in the Fixed Accumulation Feature to fall below state minimum requirements.



NEW JERSEY, NEW YORK, OKLAHOMA AND OREGON -- AIRS are the following: 3% and 5%.



MASSACHUSETTS, NEW JERSEY AND NEW YORK -- The Nursing Home Waiver is not approved.



8. FEDERAL TAX CONSIDERATIONS


A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to the Contracts.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

  1. NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under
Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

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- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "owner" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of an "owner." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "owner." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

  2. OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

    a. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

  i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract value (determined without regard to surrender charges) is an appropriate measure. However, the IRS could take the position that the value should be the current Contract value (determined without regard to surrender charges) increased by some measure of the value of certain future benefits.

 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

 vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

    b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

  i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

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 iii. Generally, nonperiodic amounts received or deemed received after the
      Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

    c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

    d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.

  i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

 ii. The 10% penalty tax will not apply to the following distributions:

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3. Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary). In determining whether a payment stream designed to satisfy this exception qualifies, it is possible that the IRS could take the position that the entire interest in the Contract should include not only the current Contract value, but also some measure of the value of certain future benefits.

    5. Distributions made under certain annuities issued in connection with structured settlement agreements.

    6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied RETROACTIVELY TO ALL THE PRIOR PERIODIC PAYMENTS (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

    e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract,
(2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

    f. REQUIRED DISTRIBUTIONS.

  i. Death of Contract Owner or Primary Annuitant

    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

    1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

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    2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

    3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

 ii. Alternative Election to Satisfy Distribution Requirements

    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

 iii. Spouse Beneficiary

    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

    g. ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered intofor tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

    h. PARTIAL EXCHANGES.

The IRS in Rev. Rul. 2003-76 has confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering
(1) under what circumstances it should treat a partial exchange followed by such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code
Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Accordingly, we advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.

  3. DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

  4. TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or

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revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

For instance, the IRS in Rev. Rul. 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). More specifically, Rev. Rul. 2003-92 extended this "public availability" doctrine to interests in a non-registered limited partnership that are not publicly traded but are available directly to qualified buyers through private placements (as well as through variable contracts), holding that such limited partnership interests should be treated as owned directly by a variable contract owner (and not by the insurer). By contrast, where such limited partnership interests are available exclusively through the purchase of a variable insurance contract, Rev. Rul. 2003-92 held that such investment assets should be treated as owned by the insurer (and not by the contract owner). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts.

The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. FEDERAL INCOME TAX WITHHOLDING


The portion of an amount received under a Contract that is taxable gross income to the payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:



    1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution.



    2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested.


E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS


The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.


G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-spouse beneficiary who either is
(1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code
Section 691(c) or Section 1015(d). In addition, as indicated above in

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"Distributions Prior to the Annuity Commencement Date," the transfer of a
Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code
Section 72(e)(4)(C)(iii) and Section 1015.
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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------
    Safekeeping of Assets
--------------------------------------------------------
    Experts
--------------------------------------------------------
    Non-Participating
--------------------------------------------------------
    Misstatement of Age or Sex
--------------------------------------------------------
    Principal Underwriter
--------------------------------------------------------
PERFORMANCE RELATED INFORMATION
--------------------------------------------------------
    Total Return for all Sub-Accounts
--------------------------------------------------------
    Yield for Sub-Accounts
--------------------------------------------------------
    Money Market Sub-Accounts
--------------------------------------------------------
    Additional Materials
--------------------------------------------------------
    Performance Comparisons
--------------------------------------------------------
ACCUMULATION UNIT VALUES
--------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------

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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS


This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences..



The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts, accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.



THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/ OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.



The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.



We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.



1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")



In addition to "traditional" IRAs governed by Code Sections 408(a) and
(b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A , SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code
Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or
457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.



TRADITIONAL IRAS Traditional IRAs are subject to limits on the amounts that may be contributed each year (which contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code
Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.



You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into your Traditional IRA under certain circumstances, as indicated


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below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plan if the distribution is not transferred directly to your Traditional IRA.



IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



SEP IRAS Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



SIMPLE IRAS The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code
Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



[A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.



We currently do not serve as the Designated Financial Institution for any employer's SIMPLE Plan. Accordingly, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan, and if you choose, arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.]



ROTH IRAS Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA to a Roth IRA will subject the amount held in the converted Traditional IRA to federal income tax. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA and under limited circumstances, as indicated below. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(K) PLAN



Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described


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below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.



In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefit once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.



3. TAX SHELTERED ANNUITY UNDER SECTION 403(B) ("TSA")



Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" contract ("TSA") and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, such contributions may not exceed the lesser of an annual dollar limit (e.g., $40,000) or 100% of the employee's "includable compensation" for his most recent full year of service, subject to other adjustments. Special provisions may allow certain employees to elect a different overall limitation.



A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:



    a.  after the employee reaches age 59 1/2;



    b.  upon the employee's separation from service;



    c.  upon the employee's death or disability; or



    d. in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).



Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.



Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below.



4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")



Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. In addition, under Code Section 457(d) a
Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).



All of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors.



5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS



Except under certain circumstances in the case of Roth IRAs, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.



For non-periodic amounts from certain Qualified Contracts or Plans, Code
Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type


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of Qualified Contract or Plan. For instances, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.



In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below. Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.



6. PENALTY TAXES FOR QUALIFIED PLANS



Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.



A. PENALTY TAXES ON PREMATURE DISTRIBUTIONS Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:



- made to a beneficiary (or to the employee's estate) on or after the employee's death;



- attributable to the employee's becoming disabled under Code Section 72(m)(7);



- part of a series of substantially equal periodic payments (not less frequently than annually -- "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;



- (except for IRAs) made to an employee after separation from service after reaching age 55; or



- not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.



In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:



- made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;



- not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or



- for a qualified first-time home buyer and meets the requirements of Code
  Section 72(t)(8).



If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied RETROACTIVELY TO ALL THE PRIOR PERIODIC PAYMENTS (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and
(b) 5 years have elapsed since the first of these periodic payments.



For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.



B. RMDS AND 50% PENALTY TAX If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.



An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:



- the calendar year in which the individual attains age 70 1/2, or



- (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.



The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --



    (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or



    (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.



If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.



If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.



The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth


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IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.



The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.



In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.



7. TAX WITHHOLDING FOR QUALIFIED PLANS



Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."



Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens or resident aliens of the United States.



Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.



8. ROLLOVER DISTRIBUTIONS



The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.



For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g., a TSA) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g., a TSA that is subject to the same kinds of salary reduction restrictions). Such a "direct transfer" between the same kind of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.



By contrast, an amount distributed from one type of Plan (e.g., a TSA) into a different type of Plan (e.g., a Traditional IRA) generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan fiduciary) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient.



Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either:



    a.  an RMD amount;



    b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or



    c.  any distribution made upon hardship of the employee.



Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct


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rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457(e)(16), a
"direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.



Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).



Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse), Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.


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APPENDIX II -- DEATH BENEFIT -- EXAMPLES

PREMIUM SECURITY DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000.

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- Total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000]

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $106,000 = $143,903]; the lesser
  (a) and (b) is $106,000.

The Premium Security Death Benefit is the greatest of these three values, which is $117,403.

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EXAMPLE 2

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)]

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and
  (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser
  (a) and (b) is $83,571.

The Premium Security Death Benefit is the greatest of these three values, which is $120,000.

ADJUSTMENT FOR PARTIAL SURRENDER FOR TOTAL PREMIUM PAYMENTS

The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

ADJUSTMENT FOR PARTIAL SURRENDER FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 - $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

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ASSET PROTECTION DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000.

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $106,000 = $143,903]; the lesser
  (a) and (b) is $106,000.

The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.

EXAMPLE 2

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857.

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

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MAV PLUS DEATH BENEFIT WITH PREMIUM SECURITY DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

- You made a single Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR EARNINGS PROTECTION BENEFIT

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 - $100,000 - $0 + $0 = $9,273]

Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

Hartford would calculate the Contract gain as follows:

- Contract Value on the day we receive proof of Death [$117,403],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

- Add any adjustments for partial Surrenders [$0],

So the Contract gain equals $17,403.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($0),

Which equals $100,000. The cap is 200% of $100,000, which is $200,000.

PREMIUM SECURITY DEATH BENEFIT AMOUNT IS $117,403. (See Example 1 under Premium Security Death Benefit for details of calculation.)

ADJUSTED TOTAL PREMIUM PAYMENT AMOUNT IS $92,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)

MAV PLUS DEATH BENEFIT

In this situation the cap does not apply, so Hartford takes the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% ($17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the death benefit.

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EXAMPLE 2

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

- You made a single Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below))

- On the day we receive proof of Death, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 - $100,000 - $0 + $0 = $50,000]

Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.

CALCULATION OF CONTRACT GAIN

Hartford would calculate the Contract gain as follows:

- Contract Value on the day we receive proof of Death [$120,000],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

- Add any adjustments for partial Surrenders [$10,000],

So the Contract gain equals $30,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($10,000),

Which equals $90,000. The cap is 200% of $90,000, which is $180,000.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 - $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 - $10,000 = $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and adds that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.

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APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

- Your Benefit Amount is $100,000, which is your initial Premium Payment.

- Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

- Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.

EXAMPLE 7: IF YOU ELECT TO "STEP-UP" THE HARTFORD'S PRINCIPAL FIRST AFTER THE 5TH YEAR, ASSUMING YOU HAVE MADE NO WITHDRAWALS, AND YOUR CONTRACT VALUE AT THE TIME OF STEP-UP IS $200,000, THEN

- We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

- Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

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APPENDIX IV -- THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST PREFERRED WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

- Your Benefit Amount is $100,000, which is your initial Premium Payment.

- Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $7,500, which is your prior Benefit Payment ($5,000) plus 5% of your additional Premium Payment ($2,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

- Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

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APPENDIX V -- ACCUMULATION UNIT VALUES

There is no information available for the Sub-Accounts because as of December 31, 2004, the Sub-Accounts had not commenced operations.

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APPENDIX VI -- THE HARTFORD'S LIFETIME INCOME BUILDER -- EXAMPLES



FOR ALL EXAMPLES YOUR GUARANTEED MINIMUM DEATH IS THE GREATER OF THE BENEFIT AMOUNT AND THE CONTRACT VALUE ON THE DATE OF DUE PROOF OF DEATH.



EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S LIFETIME INCOME BUILDER WHEN YOU PURCHASE YOUR CONTRACT, YOU ARE YOUNGER THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.



- Your Benefit Amount is $100,000, which is your initial Premium Payment.



- Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.



- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be set equal to the Benefit Amount on the Contract Anniversary immediately following the Oldest Owner's 60th birthday.



EXAMPLE 2: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU MAKE NO ADDITIONAL PREMIUM PAYMENTS AND TAKE NO WITHDRAWALS DURING THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $105,000.



- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value (105,000) divided by the Maximum Contract Value (100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (105,000 / 100,000) -1 = .05 = 5%



- Your Benefit Amount is $105,000, which is your previous Benefit Amount multiplied by the automatic Benefit Amount increase.



- Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $105,000 * .004 = $420, this amount is deducted from the Contract Value.



EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.



- Your initial Benefit Amount is $100,000.



- Your Benefit Payment is $5,000.



- After the partial Surrender of $1,000, your Benefit Amount is $99,000.



- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.



- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value (95,000) divided by the Maximum Contract Value (100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (95,000 / 100,000) -1 = -.05 subject to the minimum of 0%



- Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.



- Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $99,000 * .004 = $396, this amount is deducted from the Contract Value.



EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 3. ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2 AND THAT, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.



- At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.



- Your Benefit Payment is $5,000.



- Your Benefit Amount after the premium payment is $119,000.



- Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

                                                                              71
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 4. ASSUME THAT ON THE FOLLOWING ANNIVERSARY (THE END OF CONTRACT YEAR 2) THE CONTRACT VALUE IS $118,000 AND THAT NO WITHDRAWALS WERE TAKEN IN CONTRACT YEAR 2.



- After Premium Payment, your Benefit Amount is $119,000.



- Your Benefit Payment is $5,950.



- At the anniversary, we calculate the automatic Benefit Amount increase. The ratio is the Contract Value (118,000) divided by the Maximum Contract Value (120,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (118,000 / 120,000) -1 = -.01667 subject to a minimum of 0%



- Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.



- Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $119,000 * .004 = $476, this amount is deducted from the Contract Value.



EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 5. ASSUME THAT IN THE THIRD CONTRACT YEAR, A $35,000 PARTIAL SURRENDER IS TAKEN. THE PARTIAL SURRENDER INCLUDES CDSC. THE WITHDRAWAL LOWERED THE CONTRACT VALUE FROM $115,000 TO $80,000.



- At the beginning of Contract Year 3, your initial Benefit Amount is $119,000.



- Your Benefit Payment is $5,950.



- Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows
    - (i) the Contract Value immediately following the partial withdrawal:
80,000
    - (ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: 119,000 - 35,000 = 84,000



- Your new Benefit Amount is $80,000.



- Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.



EXAMPLE 7: ASSUME THAT ON THE CONTRACT ANNIVERSARY IMMEDIATELY FOLLOWING THE OLDEST OWNER'S 60TH BIRTHDAY, THE CONTRACT VALUE IS $200,000.



- Your Benefit Amount after the automatic increase calculation is $200,000.



- Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $200,000 * .004 = $800, this amount is deducted from the Contract Value.



EXAMPLE 8: ASSUME THE OWNER WITHDRAWS $9,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.



- Your Benefit Amount is $80,000 before the partial Surrender.



- Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.



- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.



- Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.



EXAMPLE 9: ASSUME THE OWNER WITHDRAWS $12,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.



- Your Benefit Amount is $80,000 before the partial Surrender.



- Your Benefit Amount after the partial Surrender is $68,000.



- It is the lesser of Contract Value after the partial Surrender (73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.



- Your Benefit Amount will reset to $3,400, which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.



- Your Lifetime Benefit Payment will reset to $3,400, which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

To obtain a Statement of Additional Information, please complete the form below and mail to:

      Hartford Life Insurance Company
      Attn: Investment Product Services
      P.O. Box 5085
      Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information for Series I of AmSouth Variable Annuity M Outlook to me at the following address:

---------------------------------------------------
                                      Name

----------------------------------------------------------------
                                    Address

----------------------------------------------------------------
   City/State                                                        Zip Code

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                        HARTFORD LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT THREE

                 SERIES I OF AMSOUTH VARIABLE ANNUITY M OUTLOOK

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.

To obtain a prospectus, send a written request to Hartford Life Insurance Company Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.


Date of Prospectus: November 1, 2005
Date of Statement of Additional Information: November 1, 2005


TABLE OF CONTENTS

GENERAL INFORMATION                                                2
----------------------------------------------------------------------
    Safekeeping of Assets                                          2
----------------------------------------------------------------------
    Experts                                                        2
----------------------------------------------------------------------
    Non-Participating                                              2
----------------------------------------------------------------------
    Misstatement of Age or Sex                                     2
----------------------------------------------------------------------
    Principal Underwriter                                          2
----------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION                                    2
----------------------------------------------------------------------
    Total Return for all Sub-Accounts                              2
----------------------------------------------------------------------
    Yield for Sub-Accounts                                         3
----------------------------------------------------------------------
    Money Market Sub-Accounts                                      3
----------------------------------------------------------------------
    Additional Materials                                           3
----------------------------------------------------------------------
    Performance Comparisons                                        4
----------------------------------------------------------------------
ACCUMULATION UNIT VALUES                                           5
----------------------------------------------------------------------
FINANCIAL STATEMENTS                                            SA-1
----------------------------------------------------------------------

2                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS


The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 24, 2005 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in its method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004), and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account Three (the "Account") as of December 31, 2004, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period ended December 31, 2004 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 24, 2005, which are both included in this Statement of Additional Information and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. ("HSD"). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2004: $1,245,453; 2003: $1,870,390; and 2002: $2,540,909.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.

HARTFORD LIFE INSURANCE COMPANY                                                3
--------------------------------------------------------------------------------

The formula Hartford uses to calculate standardized total return is P(1+T)TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period. This figure reflects deductions for the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee.

The formula Hartford uses to calculate yield is: YIELD = 2[(a-b/cd +1)TO THE POWER OF 6 -1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

A money market fund Sub-Account may advertise yield and effective yield. Yield and effective yield figures reflect the deductions for the Contract, which include the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR." Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR X (365/7), where BPR = (A-B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

4                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

Hartford may also compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance, such as:

- The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

- The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. The Nasdaq Composite includes over 5,000 companies. On February 5, 1971, the Nasdaq Composite Index began with a base of 100.00.

- The Morgan Stanley Capital International EAFE Index (the "EAFE Index") of major markets in Europe, Australia and the Far East is a benchmark of international stock performance. The EAFE Index is "capitalization weighted," which means that a company whose securities have a high market value will contribute proportionately more to the EAFE Index's performance results than a company whose securities have a lower market value.

- The Lehman Brothers High Yield Corporate Index is a broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

- The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

HARTFORD LIFE INSURANCE COMPANY                                                5
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES

There is no information available for the Sub-Accounts because as of December 31, 2004, the Sub-Accounts had not commenced operations.

                                    PART A

THE DIRECTOR M SELECT OUTLOOK
SEPARATE ACCOUNT THREE
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085


[ICON]      1-800-862-6668 (CONTRACT OWNERS)
            1-800-862-7155 (REGISTERED REPRESENTATIVES)
[ICON]      WWW.HARTFORDINVESTOR.COM


                                                             [THE HARTFORD LOGO]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This prospectus describes information you should know before you purchase Series I of The Director M Select Outlook variable annuity or make subsequent premium payments. Please read it carefully and keep it for your records.



This variable annuity is a contract between you and Hartford Life Insurance Company ("us," "we" or "our") where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:


X  Flexible, because you may add Premium Payments at any time.


X Tax-deferred, which means you may not have to pay taxes until you take money out or until we start to make Annuity Payouts.


X Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.


You must allocate your Premium Payment to "Sub-Accounts." The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors ("Funds"). These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following portfolio companies: The Funds are part of the following portfolio companies:
AllianceBernstein Variable Products Series Fund, Inc., Evergreen Variable Annuity Trust, Fidelity Variable Insurance Products, Hartford HLS Series Fund II, Inc., Hartford Series Fund, Inc., Lord Abbett Series Fund, Inc., Oppenheimer Variable Accounts Funds, Putnam Variable Trust, The Universal Institutional Funds Inc., and Van Kampen Life Investment Trust. The Funds are described in greater detail in Section 3.



You may also allocate some or all of your Premium Payment to the Fixed Accumulation Feature, which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our assets like the assets of the Separate Account.



You should keep this prospectus for your records. You can also contact us to get a Statement of Additional Information free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov). You may also obtain a copy of this prospectus and the Statement of Additional Information, as amended from time to time, in a compact disk by contacting us.



This Contract IS NOT:


- A bank deposit or obligation

- Federally insured

- Endorsed by any bank or governmental agency


This Contract and its features may not be available for sale in all states. Please refer to the "State Variations" discussion in Section 7 for additional information about variations in fees and features based on specific state requirements.

--------------------------------------------------------------------------------

PROSPECTUS DATED: NOVEMBER 1, 2005
STATEMENT OF ADDITIONAL INFORMATION DATED: NOVEMBER 1, 2005

2
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


TABLE OF CONTENTS



                                                                            PAGE
--------------------------------------------------------------------------------
1. HIGHLIGHTS                                                                 3
--------------------------------------------------------------------------------
2. SYNOPSIS                                                                   6
--------------------------------------------------------------------------------
3. GENERAL CONTRACT INFORMATION                                               9
--------------------------------------------------------------------------------
  Hartford Life Insurance Company                                             9
--------------------------------------------------------------------------------
  The Separate Account                                                        9
--------------------------------------------------------------------------------
  The Funds                                                                   9
--------------------------------------------------------------------------------
  Fixed Accumulation Feature                                                 16
--------------------------------------------------------------------------------
4. PERFORMANCE RELATED INFORMATION                                           16
--------------------------------------------------------------------------------
5. THE CONTRACT                                                              17
--------------------------------------------------------------------------------
  a.  Purchases and Contract Value                                           17
--------------------------------------------------------------------------------
  b. Charges and Fees                                                        22
--------------------------------------------------------------------------------
  c.  The Hartford's Principal First and The Hartford's Principal First
  Preferred                                                                  24
--------------------------------------------------------------------------------
  d. Death Benefits                                                          28
--------------------------------------------------------------------------------
  e.  The Hartford's Lifetime Income Builder                                 32
--------------------------------------------------------------------------------
  f.  Surrenders                                                             36
--------------------------------------------------------------------------------
  g.  Annuity Payouts                                                        38
--------------------------------------------------------------------------------
  h.  Other Programs Available                                               42
--------------------------------------------------------------------------------
6. DEFINITIONS                                                               44
--------------------------------------------------------------------------------
7. OTHER INFORMATION                                                         46
--------------------------------------------------------------------------------
  Legal Matters                                                              48
--------------------------------------------------------------------------------
  More Information                                                           49
--------------------------------------------------------------------------------
  Financial Statements                                                       49
--------------------------------------------------------------------------------
  State Variations                                                           49
--------------------------------------------------------------------------------
8. FEDERAL TAX CONSIDERATIONS                                                50
--------------------------------------------------------------------------------
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                     56
--------------------------------------------------------------------------------
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS           57
--------------------------------------------------------------------------------
APPENDIX II -- DEATH BENEFIT -- EXAMPLES                                     63
--------------------------------------------------------------------------------
APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES                   68
--------------------------------------------------------------------------------
APPENDIX IV -- THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- EXAMPLES          69
--------------------------------------------------------------------------------
APPENDIX V -- ACCUMULATION UNIT VALUES                                       70
--------------------------------------------------------------------------------
APPENDIX VI -- THE HARTFORD'S LIFETIME INCOME BUILDER -- EXAMPLES            71
--------------------------------------------------------------------------------

                                                                               3
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


1. HIGHLIGHTS



Below is some important information about your variable annuity Contract. To purchase a Contract you must complete our application or order request and submit it to us for approval with your first Premium Payment.



A. MAXIMUM ISSUE AGE:



Subject to State variations (see Section 7), the Annuitant, Contract Owner or Joint Contract Owner cannot be older than age 85 on the date your Contract is issued. For more information, see question Sections 1(h) and 5(a). We, or any financial adviser, may refuse to sell a Contract to any person based on age and other relevant criteria.



B. INITIAL INVESTMENT: For more information, see Section 5(a).



- $1,000 minimum investment.



- $500 with enrollment in the InvestEase-Registered Trademark- Program.



- Premium Payments may not exceed $1 million without our prior approval.



MINIMUM ADDITIONAL INVESTMENTS: $500 (other than investments made through InvestEase Program)



INVESTEASE PROGRAM: This program allows systematic additional investments of as little as $50 from a checking or savings account into your Contract monthly or quarterly.



RIGHT TO CANCEL PERIOD: For a limited time, usually within ten days after you receive your Contract, you may cancel your Contract without a Contingent Deferred Sales Charge. This "free look" period may be from ten to thirty-five days depending on your state. You may be subject to market losses or gains prior to our receipt of your request for cancellation. See "State Variations" in
Section 7 for more information.



C. IS THE FIXED ACCUMULATION FEATURE AVAILABLE? /X/ YES / / NO [see Section 3]



D. CONTINGENT DEFERRED SALES CHARGES:



There may be a variety of sales arrangements available for you to purchase a contract from us. These choices may range from contracts with no sales charges, front-end or Contingent Deferred Sales Charges, and contracts that offer Payment Enhancements (bonus feature). This Contract is subject to a Contingent Deferred Sales Charge when you make a full or partial Surrender of your Contract, subject to certain exceptions. The percentage used to determine your Contingent Deferred Sales Charge is:



YEAR                       1   2   3   4   5   6   7   8
---------------------------------------------------------
CHARGE                     7%  7%  7%  6%  5%  4%  3%  0%
---------------------------------------------------------



For more information, see Sections 2, 5(b) and 7.



NURSING HOME SALES CHARGE WAIVER: Should the need arise for the Annuitant, Owner or Joint Owner to enter a nursing home or hospital, you can access money from your Contract -- with no Contingent Deferred Sales Charges -- to help pay these expenses. Certain requirements must be met, including:



- The benefit will only apply to Premium Payments made prior to the nursing home or hospital stay;



- The nursing home or hospital stay must be prescribed by a physician; and



- The stay in the nursing home or hospital must exceed 180 consecutive days.



See "State Variations" in Section 7 for more information.



ANNUAL WITHDRAWAL AMOUNT: This is the amount we will allow you to receive annually without a Contingent Deferred Sales Charge.



- YEARS 1-7: 10% of total Premium Payments per Contract year on a non-cumulative basis.



- AFTER YEAR 7: 100% of any earnings, and Premium Payments invested more than 7 years plus 10% of Premium Payments invested for less than 7 years.



While we provide several ways for you to access your money, not all of your Premiums may be easily accessible. For instance, if you are less than 59 1/2 when you make a Surrender, you may have to pay a federal income tax penalty on the money you take out. Your Premiums are also subject to market risk based on the sub-account performance. See Section 1(h) for more information.



E. CONTRACT CHARGES:



- MORTALITY AND EXPENSE RISK CHARGE: 0.95% annually, charged daily from Sub-Account Value.



- ADMINISTRATIVE CHARGE: 0.20% annually, charged daily from Sub-Account Value.



- ANNUAL MAINTENANCE FEE: $30, waived for Contract Anniversary and Surrender values of $50,000 and over.



- PREMIUM TAXES: These are taxes paid to state or municipal authorities and range up to 3.5% of Premiums paid.



OPTIONAL BENEFIT CONTRACT CHARGES:



- MAV PLUS DEATH BENEFIT: 0.30% annually, charged daily from Sub-Account Value. [Not available if the Owner(s) or Annuitant is age 76 or older]



- THE HARTFORD'S PRINCIPAL FIRST: 0.50% annually, charged daily from Sub-Account Value. [Limited in qualified Contracts to Owner/Annuitants age 80 or younger]



- THE HARTFORD'S PRINCIPAL FIRST PREFERRED: 0.20% annually, charged daily from Sub-Account Value. [Limited to Contracts issued after 11/1/04 and in qualified Contracts to Owner/ Annuitants age 70 or younger]



- THE HARTFORD'S LIFETIME INCOME BUILDER: The initial charge is 0.40% of your then current Benefit Amount (as compared

4
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

  to Sub-Account Value) but may be increased to a total maximum charge of .75%. This additional charge will automatically be deducted from your Contract Value each Contract Anniversary (as compared to daily deductions).



  See Section 5(b) for more information.



F. ANNUITY PAYOUT OPTIONS: You must begin to take Annuity Payouts by the later of the Annuitant's 90th birthday or the end of the 10th Contract Year. Your Annuity Payout Options are:



- Payments for a Period Certain                     -Life Annuity with Payments for a Period Certain
------------------------------------------------------------------------------------------------------
- Life Annuity                                      -Joint and Last Survivor Annuity
------------------------------------------------------------------------------------------------------
- Life Annuity with a Cash Refund                   -Joint and Last Survivor Annuity with Payments for
                                                     a Period Certain
------------------------------------------------------------------------------------------------------



G. DEATH BENEFITS: A Death Benefit is the amount we will pay if the annuitant, Contract owner, or joint Contract owner dies before we begin to make Annuity Payouts. All Death Benefits are calculated when we receive a certified death certificate or other legal document acceptable to us. We offer two standard Death Benefits. The Death Benefit issued with your Contract is based on the age of the Annuitant, Contract Owner or Joint Contract Owner. You may also choose to add an optional Death Benefit to your Contract for an additional charge. See
Section 5(d) for more information.



STANDARD DEATH BENEFITS -- AVAILABLE FOR NO ADDITIONAL CHARGE



- PREMIUM SECURITY DEATH BENEFIT: This benefit is available if both you and your Annuitant are younger than age 81 on the date we issue this Contract. The Death Benefit is the higher of (i) Contract Value, (ii) total Premiums adjusted for Surrenders, or (iii) the lesser of your Maximum Anniversary Value or your Contract Value plus 25% of your Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death). Once issued, this Death Benefit doesn't change for as long as you own your Contract.



- ASSET PROTECTION DEATH BENEFIT: This benefit is available if either you or your Annuitant are age 81 or older on the date we issue this Contract. The Death Benefit is the greatest of (i), (ii) or (iii):



   (i) Contract Value, or



   (ii) Contract Value plus 25% of total Premium Payments adjusted for Surrenders (excluding Premium Payments we receive within 12 months of or after death) or Premium Payments adjusted for Surrenders, whichever is less; or



   (iii) Contract Value plus 25% of your Maximum Anniversary Value (excluding subsequent Premium Payments we receive within 12 months of or after death) or Maximum Anniversary Value, whichever is less.



STANDARD DEATH BENEFIT -- IF YOU ELECT THE HARTFORD'S LIFETIME INCOME BUILDER



- The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit: This benefit replaces the standard Premium Security Death Benefit if you elect The Hartford's Lifetime Income Builder. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date proof of death is received by us.



OPTIONAL DEATH BENEFIT -- AVAILABLE FOR AN ADDITIONAL DAILY CHARGE EQUAL TO 0.30% ANNUALLY



- MAV PLUS -- Subject to State variations, this optional Death Benefit may be added to the Contract if both you and your Annuitant are younger than age 76. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Standard Death Benefit or Maximum Anniversary Value or the Earnings Protection Benefit. See Sections 2, 5(c) & 5(d) for more information.



H. THINGS TO CONSIDER BEFORE YOU BUY A VARIABLE ANNUITY



You should work with a financial adviser that you trust (along with a family member or friend, if needed), read all sales and disclosure materials thoroughly, and ask questions to ensure that you understand what you are buying. Owning an annuity represents a long-term financial commitment that can offer real benefits. However, a variable annuity may not be right for everyone. BEFORE YOU INVEST, YOU SHOULD THEREFORE CONSIDER WHETHER, AMONG OTHER THINGS:



- Generally, If you have a long term investment horizon.



- You can afford to make the initial and any subsequent Premium Payments based on your other assets and income.



- You thoroughly understand how this product works and how charges may affect your investments.



- You are able to tolerate market fluctuations based on underlying Fund performance.



- You have a need for tax-deferral or a Death Benefit.



- Investing in a variable annuity through an IRA is the right investment decision even though a variable annuity will provide no additional tax advantages.



- If you are an older person, you may not necessarily have a need for long-term income, tax deferral or a Death Benefit.



- If you want to make frequent Sub-Account transfers, you should not invest in this variable annuity.



For more information about variable annuities, see http://www.nasd.com/web/idcplg?IdcService=SS_GET_PAGE&nodeId=1232


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HARTFORD LIFE INSURANCE COMPANY
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I. WILL MY INVESTMENT ADVISER BE PAID A COMMISSION OR RECEIVE ANY TYPE OF A
COMPENSATION FOR SELLING THIS VARIABLE ANNUITY? [see Section 7]



Yes. Upfront commissions paid by us will not be more than 7% of Premium Payments. Trail commissions will not be more than 1% of Contract Value. From time to time we may also pay or permit other promotional incentives, in cash or credit or other compensation. Check with your Registered Representative about specific compensation arrangements.

6
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


2. SYNOPSIS



THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR SURRENDER THE CONTRACT. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.



CONTRACT OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchases (as a percentage
  of Premium Payments)                               None
---------------------------------------------------------
Contingent Deferred Sales Charge (as a percentage
  of Premium Payments) (1)
    First Year (2)                                      7%
---------------------------------------------------------
    Second Year                                         6%
---------------------------------------------------------
    Third Year                                          5%
---------------------------------------------------------
    Fourth Year                                         4%
---------------------------------------------------------
    Fifth Year                                          0%
---------------------------------------------------------


(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount. We waive the Contingent Deferred Sales Charge on certain types of Surrenders. See the Contingent Deferred Sales Charge in the Charges and Fees Section of this prospectus.

(2) Length of time from each Premium Payment.

CONTRACT OWNER PERIODIC EXPENSES


THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS (EXCEPT AS NOTED) DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.



ANNUAL MAINTENANCE FEE (3)                            $30
---------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage
  of average daily Sub-Account Value)
    Mortality and Expense Risk Charge                1.40%
---------------------------------------------------------
    Administrative Charge                            0.20%
---------------------------------------------------------
    Total Separate Account Annual Expenses           1.60%
---------------------------------------------------------
OPTIONAL CHARGES (as a percentage of average daily
  Sub-Account Value)
    MAV Plus Death Benefit Charge (4)                0.30%
---------------------------------------------------------
    The Hartford's Principal First Charge (5)(6)     0.75%
---------------------------------------------------------
    The Hartford's Principal First Preferred
     Charge (5)                                      0.20%
---------------------------------------------------------
    Total Separate Account Annual Expenses with
     optional charges (4)(7)                         2.65%
---------------------------------------------------------
OPTIONAL CHARGES (as a percentage of the Benefit
  Amount)
    The Hartford's Lifetime Income Builder (as a
     percentage of the Benefit Amount) (5)(6)(8)     0.75%
---------------------------------------------------------


(3) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.


(4) See "State Variations" under Section 7 for additional information.



(5) You may choose only one of the following: The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder.



(6) While the maximum charges for The Hartford's Lifetime Income Builder and The Hartford's Principal First are 0.75%, the current fees for these benefits are 0.40% and 0.50%, respectively. These fees may increase on or after the 5th anniversary of election. See sections 5(c) and 5(e) for additional information.



(7) Total Separate Account Annual Expenses with optional Separate Account based charges includes charges for the highest combination of optional charges. In addition to separate account benefit charges, you may also incur Benefit Amount based charges if you elect The Hartford's Lifetime Income Builder.



(8) The annual charge is deducted on each Contract Anniversary or upon Surrender. If you Surrender your Contract prior to your first Contract Anniversary from the initial offering of this rider, we reserve the right to waive the rider charge.

                                                                               7
HARTFORD LIFE INSURANCE COMPANY
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THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES
CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.



                                           Minimum    Maximum
--------------------------------------------------------------
Total Annual Fund Operating Expenses
(these are expenses that are deducted
from Fund assets,
including management fees, Rule 12b-1
distribution
and/or service fees, and other expenses)      0.43%      3.34%
--------------------------------------------------------------

8
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

EXAMPLE


THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THE EXAMPLE REFLECTS A DEDUCTION FOR ANY CONTINGENT DEFERRED SALES CHARGE, ANNUAL MAINTENANCE FEE, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES INCLUDING THE HIGHEST COMBINATION OF OPTIONAL CHARGES AND THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLE DOES NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES. IF YOU DO NOT SELECT ALL OF THE OPTIONAL BENEFITS, YOUR EXPENSES WOULD BE LOWER THAN THOSE SHOWN IN THE EXAMPLE.



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLE, WE ASSUME A CONTRACT VALUE OF $40,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED. OUR AVERAGE CONTRACT VALUE IS $80,000, BUT WE USE A SMALLER CONTRACT VALUE SO THAT WE CAN SHOW YOU THE HIGHEST POSSIBLE DEDUCTIONS. THE EXAMPLE ASSUMES THE ANNUAL MAINTENANCE FEE WILL ALWAYS BE DEDUCTED IF THE CONTRACT IS SURRENDERED. IF YOUR CONTRACT VALUE IS $50,000 OR MORE, WE WAIVE THE ANNUAL MAINTENANCE FEE, SO THE EXAMPLE SHOWS CHARGES THAT ARE HIGHER THAN YOU WOULD HAVE TO PAY. WE CHANGE THE ANNUAL MAINTENANCE FEE FOR A $40,000 CONTRACT VALUE INTO A PERCENTAGE TO MORE EASILY CALCULATE THE CHARGES. THE PERCENTAGE WE USE IS 0.075%.


THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

(1) If you Surrender your Contract at the end of the applicable time period:


1 year                                              $1,285
----------------------------------------------------------
3 years                                             $2,303
----------------------------------------------------------
5 years                                             $3,034
----------------------------------------------------------
10 years                                            $5,887
----------------------------------------------------------


(2) If you annuitize at the end of the applicable time period:


1 year                                              $  614
----------------------------------------------------------
3 years                                             $1,835
----------------------------------------------------------
5 years                                             $3,026
----------------------------------------------------------
10 years                                            $5,880
----------------------------------------------------------


(3) If you do not Surrender your Contract:


1 year                                              $  622
----------------------------------------------------------
3 years                                             $1,842
----------------------------------------------------------
5 years                                             $3,034
----------------------------------------------------------
10 years                                            $5,887
----------------------------------------------------------


CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?" in Section 5. Please refer to Appendix V for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.

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HARTFORD LIFE INSURANCE COMPANY
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3. GENERAL CONTRACT INFORMATION


HARTFORD LIFE INSURANCE COMPANY


Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States as well as the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.


THE SEPARATE ACCOUNT


The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on June 22, 1994 and is registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or us. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate
Account:


- Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

- Is not subject to the liabilities arising out of any other business we may conduct. However, all obligations under the Contract are our general corporate obligations.



- Is not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.


- May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.


- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds without regard to our other income, gains or losses.


We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.


THE FUNDS



SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA BALANCED FUND SUB-ACCOUNT    Evergreen Investment Management Company,  Capital growth and current income
  (formerly Evergreen VA Foundation Fund  LLC
  Sub-Account) which purchases Class 1
  shares of Evergreen VA Balanced Fund
  of the Evergreen Variable Annuity
  Trust
----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND   Evergreen Investment Management Company,  Capital growth with the potential for
  SUB-ACCOUNT (formerly Evergreen VA      LLC                                       current income
  Growth and Income) which purchases
  Class 1 shares of Evergreen VA
  Fundamental Large Cap Fund of the
  Evergreen Variable Annuity Trust
----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND SUB-ACCOUNT      Evergreen Investment Management Company,  Long-term capital growth
  which purchases Class 1 shares of       LLC
  Evergreen VA Growth Fund of the
  Evergreen Variable Annuity Trust
----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND SUB-ACCOUNT       Evergreen Investment Management Company,  Long-term capital growth
  which purchases Class 1 shares of       LLC
  Evergreen VA Omega Fund of the
  Evergreen Variable Annuity Trust
----------------------------------------------------------------------------------------------------------------------------

10
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND    Evergreen Investment Management Company,  Long-term capital growth and
  SUB-ACCOUNT which purchases Class 1     LLC                                       secondarily, modest income
  shares of Evergreen VA International
  Equity Fund of the Evergreen Variable
  Annuity Trust
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP BALANCED WEALTH      Alliance Capital Management, L.P.         The highest total return consistent with
  STRATEGY PORTFOLIO SUB-ACCOUNT which                                              Alliance's determination of reasonable
  purchases Class B shares of the                                                   risk
  Balanced Wealth Strategy Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP GLOBAL RESEARCH      Alliance Capital Management, L.P.         Long-term growth of capital
  GROWTH PORTFOLIO SUB-ACCOUNT which
  purchases Class B shares of the
  Global Research Growth Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP INTERNATIONAL VALUE  Alliance Capital Management, L.P.         Long-term growth of capital
  PORTFOLIO SUB-ACCOUNT which purchases
  Class B shares of the International
  Value Portfolio of AllianceBernstein
  Variable Products Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP SMALL/MID CAP VALUE  Alliance Capital Management, L.P.         Long-term growth of capital
  PORTFOLIO SUB-ACCOUNT which purchases
  Class B shares of the Small/ Mid Cap
  Value Portfolio of AllianceBernstein
  Variable Products Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP VALUE PORTFOLIO      Alliance Capital Management, L.P.         Long-term growth of capital
  SUB-ACCOUNT which purchases Class B
  shares of the Value Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Long-term capital appreciation
  CONTRAFUND-REGISTERED TRADEMARK- SUB-
  ACCOUNT which purchases Service
  Class 2 shares of Fidelity VIP
  Contrafund-Registered Trademark-
  Portfolio of Fidelity Variable
  Insurance Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Income
  EQUITY-INCOME SUB-ACCOUNT which
  purchases Service Class 2 shares of
  Fidelity VIP Equity-Income Portfolio
  of Fidelity Variable Insurance
  Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Capital appreciation
  GROWTH SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity
  VIP Growth Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------

                                                                              11
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP MID    Fidelity Management & Research Company    Long-term growth
  CAP SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity
  VIP Mid Cap Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP VALUE  Fidelity Management & Research Company    Capital appreciation
  STRATEGIES SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity VIP
  Value Strategies Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND SUB-ACCOUNT    HL Investment Advisors, LLC., a Hartford  Long-term total return
  which purchases Class IA shares of      subsidiary, sub-advised by Wellington
  Hartford Advisers HLS Fund of Hartford  Management Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND      HL Investment Advisors, LLC., sub-        Growth of capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Disciplined Equity   Company, LLP.
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND     HL Investment Advisors, LLC., sub-        High level of current income consistent
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          with growth of capital
  shares of Hartford Dividend and Growth  Company, LLP.
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD EQUITY INCOME HLS FUND           HL Investment Advisors, LLC., sub-        High level of current income consistent
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          with growth of capital
  shares of Hartford Equity Income HLS    Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD FOCUS HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term capital appreciation
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Focus HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL ADVISORS HLS FUND         HL Investment Advisors, LLC., sub-        Maximum long-term total rate of return
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Global Advisors HLS  Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND          HL Investment Advisors, LLC., sub-        Growth of capital growth
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Global Leaders HLS   Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH HLS FUND SUB-ACCOUNT      HL Investment Advisors, LLC., sub-        Long-term capital appreciation
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Growth HLS Fund of Hartford    Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND    HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford Growth               Company, LLP.
  Opportunities HLS Fund of Hartford HLS
  Series Fund II, Inc.
----------------------------------------------------------------------------------------------------------------------------

12
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND SUB-         HL Investment Advisors, LLC., sub-        High current income. Growth of capital
  ACCOUNT which purchases Class IA        advised by Hartford Investment            is a secondary objective
  shares of Hartford High Yield HLS Fund  Management Company, a Hartford
  of Hartford Series Fund, Inc.           subsidiary
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Match performance of publicly traded
  which purchases Class IA shares of      advised by Hartford Investment            common stocks
  Hartford Index HLS Fund of Hartford     Management Company
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL CAPITAL            HL Investment Advisors, LLC., sub-        Capital appreciation
  APPRECIATION HLS FUND SUB-ACCOUNT       advised by Wellington Management
  which purchases Class IA shares of      Company, LLP.
  Hartford International Capital
  Appreciation HLS Fund of Hartford
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS  HL Investment Advisors, LLC., sub-        Growth of capital
  FUND SUB-ACCOUNT which purchases        advised by Wellington Management
  Class IA shares of Hartford             Company, LLP.
  International Opportunities HLS Fund
  of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY HLS  HL Investment Advisors, LLC., sub-        Capital appreciation
  FUND SUB-ACCOUNT which purchases        advised by Wellington Management
  Class IA shares of Hartford             Company, LLP.
  International Small Company HLS Fund
  of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND            HL Investment Advisors, LLC., sub-        Maximum current income consistent with
  SUB-ACCOUNT which purchases Class IA    advised by Hartford Investment            liquidity and preservation of capital
  shares of Hartford Money Market HLS     Management Company
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND     HL Investment Advisors, LLC., sub-        Maximum current income consistent with
  SUB-ACCOUNT which purchases Class IA    advised by Hartford Investment            safety of principal and maintenance of
  shares of Hartford Mortgage Securities  Management Company                        liquidity
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND         HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford SmallCap Growth HLS  Company, LLP.
  Fund of Hartford HLS Series Fund II,
  Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term growth of capital, with income
  which purchases Class IA shares of      advised by Wellington Management          as a secondary consideration
  Hartford Stock HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD TOTAL RETURN BOND HLS FUND       HL Investment Advisors, LLC., sub-        Competitive total return, with income as
  SUB-ACCOUNT (formerly Hartford Bond     advised by Hartford Investment            a secondary objective
  HLS Fund Sub-Account) which purchases   Management Company
  Class IA shares of Hartford Total
  Return Bond HLS Fund of Hartford
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------


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                                                                              13
HARTFORD LIFE INSURANCE COMPANY
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
SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES HLS   HL Investment Advisors, LLC., sub-        Maximum total return while providing
  FUND SUB-ACCOUNT which purchases        advised by Hartford Investment            high level of current income
  Class IA shares of Hartford U.S.        Management Company
  Government Securities HLS Fund of
  Hartford HLS Series Fund II, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD VALUE HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term total return
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Value HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND     HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford Value Opportunities  Company, LLP.
  HLS Fund of Hartford HLS Series Fund
  II, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT ALL VALUE PORTFOLIO SUB-      Lord Abbett & Co. LLC                     Long-term growth of capital and income
  ACCOUNT which purchases Class VC
  shares of the Lord Abbett All Value
  Portfolio of the Lord Abbett Series
  Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO     Lord Abbett & Co. LLC                     Current income and capital appreciation
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett America's
  Value Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT BOND-DEBENTURE PORTFOLIO      Lord Abbett & Co. LLC                     Current income and capital appreciation
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett
  Bond-Debenture Portfolio of the Lord
  Abbett Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO   Lord Abbett & Co. LLC                     Long-term growth of capital and income
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett Growth and
  Income Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT LARGE-CAP CORE PORTFOLIO      Lord Abbett & Co. LLC                     Growth and Income
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett Large-Cap
  Core Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER AGGRESSIVE GROWTH FUND        OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Aggressive
  Growth Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND     OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Capital
  Appreciation Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND        OppenheimerFunds, Inc.                    Long-term capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Global
  Securities Fund/VA
----------------------------------------------------------------------------------------------------------------------------

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                                                 HARTFORD LIFE INSURANCE COMPANY
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
SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND SUB-         OppenheimerFunds, Inc.                    Total return
  ACCOUNT which purchases Service Shares
  of Oppenheimer Main Street
  Fund-Registered Trademark-/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND    OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Main Street
  Small Cap Fund-Registered
  Trademark-/VA
----------------------------------------------------------------------------------------------------------------------------
PUTNAM DIVERSIFIED INCOME SUB-ACCOUNT     Putnam Investment Management, LLC.        Current income
  which purchases Class IB shares of
  Putnam VT Diversified Income Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM GLOBAL ASSET ALLOCATION SUB-       Putnam Investment Management, LLC.        Long-term total return
  ACCOUNT which purchases Class IB
  shares of Putnam VT Global Asset
  Allocation Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM GROWTH AND INCOME SUB-ACCOUNT      Putnam Investment Management, LLC.        Capital growth and current income
  which purchases Class IB shares of
  Putnam VT Growth and Income Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM INTERNATIONAL EQUITY SUB-ACCOUNT   Putnam Investment Management, LLC.        Capital appreciation
  which purchases Class IB shares of
  Putnam VT International Equity Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM INVESTORS SUB-ACCOUNT which        Putnam Investment Management, LLC.        Long-term growth of capital and income
  purchases Class IB shares of Putnam VT
  Investors Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM NEW VALUE SUB-ACCOUNT which        Putnam Investment Management, LLC.        Long-term capital appreciation
  purchases Class IB shares of Putnam VT
  New Value Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM SMALL CAP VALUE SUB-ACCOUNT which  Putnam Investment Management, LLC.        Capital appreciation
  purchases Class IB shares of Putnam
  VT Small Cap Value Fund of Putnam
  Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM THE GEORGE PUTNAM FUND OF BOSTON   Putnam Investment Management, LLC.        Balanced growth and income
  SUB-ACCOUNT which purchases Class IB
  shares of Putnam VT The George Putnam
  Fund of Boston of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM VISTA SUB-ACCOUNT which purchases  Putnam Investment Management, LLC.        Capital appreciation
  Class IB shares of Putnam VT Vista
  Fund of Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM VOYAGER SUB-ACCOUNT which          Putnam Investment Management, LLC.        Capital appreciation
  purchases Class IB shares of Putnam VT
  Voyager Fund of Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------

                                                                              15
HARTFORD LIFE INSURANCE COMPANY
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
SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT COMSTOCK SUB-ACCOUNT       Van Kampen Asset Management               Capital growth and income
  which purchases Class II shares of
  Comstock Portfolio of the Van Kampen
  Life Investment Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT GROWTH AND INCOME          Van Kampen Asset Management               Long-term growth of capital and income
  SUB-ACCOUNT which purchases Class II
  shares of Growth and Income Portfolio
  of the Van Kampen Life Investment
  Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF EMERGING MARKETS EQUITY    Morgan Stanley Investment Management      Long-term capital appreciation
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of Emerging Markets Equity
  Portfolio of The Universal
  Institutional Funds, Inc.
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH             Morgan Stanley Investment Management      Long-term capital growth
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of Mid Cap Growth Portfolio of
  The Universal Institutional
  Funds, Inc.
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. MID CAP VALUE         Morgan Stanley Investment Management      Total return
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of U.S. Mid Cap Value Portfolio
  of The Universal Institutional Funds,
  Inc.
----------------------------------------------------------------------------------------------------------------------------



Each Fund has varying degrees of risk depending on their portfolio. Funds are also subject to separate fees and expenses such as portfolio management fees, distribution fees and operating expenses that affect investment returns. PLEASE CONTACT US TO OBTAIN A COPY OF THE PROSPECTUSES FOR EACH FUND. YOU SHOULD READ THESE PROSPECTUSES CAREFULLY BEFORE INVESTING.



We do not guarantee the investment results of any of the underlying Funds.



The Funds may not be available in all states.



Mixed and Shared Funding -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding.



Certain underlying Fund shares may also be sold to "Qualified Plans" pursuant to an exemptive order and applicable tax laws. If recognized for federal income tax purposes, the ownership of these shares by nonqualified plans could cause affected Funds to fail the diversification requirements under Section 817 of the Code, which in turn could have adverse consequences for variable life and annuity owners invested in that Fund. Under the Code, these adverse consequences may be the responsibility (i) in the first instance, of the affected Owners, and
(ii) secondarily, of us as the issuer of the Contracts, pursuant to our reporting and withholding obligations.


VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

- Arrange for the handling and tallying of proxies received from Contract
  Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted.

16
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
After we begin to make Annuity Payouts to you, the number of votes you have will decrease.


SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We may, subject to any applicable law, make certain changes the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. We may liquidate one or more Sub-Accounts if the board of directors of any underlying Fund determines that such actions are prudent.



We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.


In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.


ADMINISTRATIVE AND DISTRIBUTION SERVICES -- We or our affiliates have entered into agreements with the investment advisers or distributors of the Funds. Under the terms of these agreements, we or our affiliates provide administrative and distribution related services and the Funds pay fees to us or our affiliates that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees paid under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the 1940 Act.



FIXED ACCUMULATION FEATURE



THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE 1933 ACT AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.



Premium Payments and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.



We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a rate that meets your State's minimum requirements. We may change the minimum guaranteed interest rate subject only to applicable State insurance law. We may credit interest at a rate in excess of the minimum guaranteed interest rate. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors.



We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis. The Fixed Accumulation Feature interest rates may vary by State.



ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR.



From time to time, we may credit increased interest rates under certain programs established in our sole discretion.



We may restrict your ability to allocate Contract Values or Premium Payments to the Fixed Accumulation Feature at any time in our sole discretion. We may close the Fixed Accumulation Feature to new Premium Payments or transfers of existing Contract Value. We may also make the Fixed Accumulation Feature available only through enrollment in a program that we establish.



4. PERFORMANCE RELATED INFORMATION


The Separate Account may advertise certain performance related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated since the date of the Sub-Account's inception for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the

                                                                              17
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure includes the recurring charges at the Separate Account level including the Annual Maintenance Fee.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level including the Annual Maintenance Fee.


We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.



5. THE CONTRACT



A. PURCHASES AND CONTRACT VALUE


WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

- Individual Retirement Annuities adopted according to Section 408 of the Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.


HOW DO I PURCHASE A CONTRACT?



You may purchase a Contract by completing and submitting an application or an order request along with the minimum initial Premium Payment. Additional Premium Payments are also subject to minimum and maximum thresholds discussed in the Highlights Section.



You and your Annuitant must not be older than the maximum age as described in the Highlights or State Variation Sections on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf.


HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?


Your initial Premium Payment will be invested within two Valuation Days of our actual receipt at our Administrative Offices of a properly completed application or an order request and the Premium Payment is in good order. If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your Premium Payment after the end of a Valuation Day, it will be

18
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.



If the request or other information accompanying the initial Premium Payment is incomplete or not in good order when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.


CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information, including a signature guarantee, before we can cancel your Contract.


Unless otherwise required by state law, we will pay you your Contract Value on the day we receive your request to cancel. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Sub-Accounts. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. We do not refund any fees or charges deducted during this period. In certain states, we are required to return your Premium Payment if you decide to cancel your contract.


HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?


The Contract Value is the sum of the value of the Fixed Accumulation Feature and all Sub-Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the underlying Funds.


When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; divided by

- The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

- Contract charges including the daily deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, adjusted for the number of days in the period.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?


You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.


WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the underlying Funds available in your Contract.


You may transfer from one Sub-Account to another before and after the Annuity Commencement Date. Your transfer request will be processed on the day that it is received as long as it is received in good order on a Valuation Day before the close of the end of any Valuation Day. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


WHAT HAPPENS WHEN I REQUEST A SUB-ACCOUNT TRANSFER?


When you request a Sub-Account transfer, we sell shares of the underlying Fund that makes up the Sub-Account you are transferring from and buy shares of the underlying Fund that makes up the Sub-Account you want to transfer into.



Each day, many Contract Owners request Sub-Account transfers. Some request transfers into a particular Sub-Account, and others request transfers out of a particular Sub-Account. In addition, each day some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Sub-Account's underlying Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the requests to

                                                                              19
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Sub-Account's underlying Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.



In addition, many of the underlying Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, group funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in transactions similar to the Sub-Account transfers described for variable annuity Contract Owners.



We take advantage of our size and available technology to combine sales of a particular underlying Fund for all the variable annuities, variable life insurance policies, retirement plans, group funding agreements or other products offered by us or our affiliates. We also combine all the purchases of that particular underlying Fund for all the products we offer. We then "net" those trades. This means that we sometimes reallocate shares of an underlying Fund within our accounts rather than buy new shares or sell shares of the underlying Fund.



For example, if we combine all transfer-out requests and Surrenders of the Hartford Stock HLS Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to purchase or transfer-in an amount equal to $300,000 of that Fund, then we would send a sell order to the underlying Fund for $700,000, which is a $1 million sell order minus the purchase order of $300,000.


WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

You should be aware that there are several important restrictions on your ability to make a Sub-Account transfer.


FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER EACH DAY. We limit each Contract Owner to one Sub-Account Transfer each day. We count all Sub-Account transfer activity that occurs on any one day as one Sub-Account transfer, except you cannot transfer the same Contract Value more than once a day.


For example, if the only transfer you make on a day is a transfer of $10,000 from the Hartford Money Market HLS Fund Sub-Account into another Sub-Account, it would count as one Sub-Account transfer. If, however, on a single day you transfer $10,000 out of the Hartford Money Market HLS Fund Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Likewise, if on a single day you transferred $10,000 out of the Hartford Money Market HLS Fund Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Conversely, if you have $10,000 in Contract Value distributed among 10 different Sub-Accounts and you request to transfer the Contract Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

However, you cannot transfer the same Contract Value more than once in one day. That means if you have $10,000 in the Hartford Money Market HLS Fund Sub-Account and you transfer all $10,000 into the Hartford Stock HLS Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Hartford Stock HLS Fund Sub-Account into another Sub-Account.


SECOND, WE HAVE IMPLEMENTED POLICIES DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, we do not want you to purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or engaging in frequent Sub-Account transfers in order to exploit inefficiencies in the pricing of the underlying Fund.



We attempt to curb frequent transfers in the following ways:


X  20 Transfer Rule;


X  Abusive Transfer Policy



THE 20 TRANSFER RULE -- We employ the "20 Transfer Rule" to help curb frequent Sub-Account transfers. Under this policy, you are allowed to submit a total of 20 Sub-Account transfer requests each Contract Year for each Contract by any of the following methods: U.S. Mail, Voice Response Unit, Internet or telephone. Once these 20 Sub-Account transfers have been requested, you may submit any additional Sub-Account transfer requests only in writing by U.S. Mail or overnight delivery service. Transfer requests by telephone, voice recording unit, via the internet or sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it in good order.


We actively monitor Contract Owner's compliance with this policy. Our computer system will automatically send you a letter after your 10th Sub-Account transfer to remind you of our Sub-Account transfer policy. After your 20th transfer request, the computer system will not allow you to do another Sub-Account transfer by telephone, voice recording unit or via the internet. You will be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

Each Contract Anniversary, we reset your transfers to allow 20 new Sub-Account transfers by any means.


We may make changes to this policy at any time.


ABUSIVE TRANSFER POLICY -- Regardless of the number of Sub-Account transfers you have done under the 20 Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy, which is designed to respond to market timing activity observed by the underlying Funds.

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Under the Abusive Transfer Policy, we rely on the underlying Funds to identify a pattern or frequency of Sub-Account transfers that the underlying Fund wants us to investigate. Most often, the underlying Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once an underlying Fund contacts us, we run a report that identifies all Contract Owners who transferred in or out of that underlying Fund's Sub-Account on the day or days identified by the underlying Fund. We then review the Contracts on that list to determine whether transfer activity of each identified Contract violates our written Abusive Transfer Policy. We don't reveal the precise details of this policy to make it more difficult for abusive traders to adjust their behavior to escape detection under this procedure. We can tell you that we consider some or all of the following factors in our review:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;


- the number of transfers completed in the current calendar quarter;



- whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies; or



- the policies and procedures of a potentially affected underlying Fund regarding frequent trading.


If you meet the criteria established in our Abusive Transfer Policy, we will terminate your Sub-Account transfer privileges until your next Contract Anniversary, at which point your transfer privileges will be reinstated.


Since we combine all the purchases of a particular underlying Fund for all the products through net trades, the underlying Fund is unable to identify transfers of any specific Contract owner. As a result, there is the risk that the underlying Fund may not be able to identify abusive transfers.



Upon request by an underlying Fund, and subject to applicable law, we may provide the underlying Fund with the Tax Identification Number, and other identifying information contained in our records, of Contract Owners that engaged in Sub-Account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying Fund.



THIRD PARTY TRANSFER SERVICE AGREEMENTS -- In the past, Contract Owners that made an initial Premium Payment of $1 million or more, or who were acting on behalf of multiple Contract Owners with aggregate Contract values of $2 million or more, were required to sign a separate agreement with us that included additional restrictions on their ability to request Sub-Account transfers. We do not currently require Contract Owners or others to sign these agreements. However, if we believe that these agreements may help curb frequent transfers, or for any other reason, we may, without notice, begin requiring these agreements again. In the event such separate agreements are required, the terms and conditions of these agreements may vary from one agreement to the next but all of these agreements, without exception, would be more restrictive than our regular policies that restrict excessive Sub-Account transfers.


ARE THERE ANY EXCEPTIONS TO THESE POLICIES?


INDIVIDUAL EXCEPTIONS. Except for the exceptions listed below, we do not make any exceptions to our policies restricting frequent trading. This means that if you request to be excused from any of the policies and to be permitted to engage in a Sub-Account transfer that would violate any of these policies, we will refuse your request.



SOME ESTABLISHED EXCEPTIONS. You should be aware, however, that the 20 Transfer Rule and the Abusive Transfer Policy do not apply to all Contract Owners and do not apply in all circumstances, which we describe here:



- The 20 Transfer Rule and the Abusive Transfer Policy do not apply to certain Contracts serviced by Windsor Securities, Inc., a registered broker-dealer firm, that sued us in the 1990's for a variety of issues, including our attempt to limit its Contract Owners' Sub-Account transfers. As a result of the settlement of this litigation, these Contract Owners have different Sub-Account transfer restrictions. With respect to these Contract Owners, we currently only have the ability to restrict transfers into certain underlying Funds and to limit the total Contract Value invested in any one underlying Fund. As of December 31, 2004, the total Contract Value for this group of Contracts was approximately $115 million dollars.



- The 20 Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of an established asset allocation program or asset rebalancing program that rebalances a Contract Owner's holdings on a periodic, pre-established basis according to the prior written instructions of the Contract Owner or as part of a DCA program, including the DCA Plus program. That means that transfers that occur under these programs are not counted toward the 20 transfers allowed under the 20 Transfer Rule. We do not apply the 20 Transfer Rule to programs, like asset rebalancing, asset allocation and DCA programs, that allow Sub-Account transfers on a regularly scheduled basis because the underlying Funds expect these transfers and they usually do not represent the type of Sub-Account transfers that the underlying Funds find problematic.


Other than these exceptions, the only other exceptions to the 20 Transfer Rule impose more restrictive limitations than the 20 Transfer Rule. For example, in Oregon, we have the contractual right to limit Sub-Account transfers to only one Sub-Account transfer every 30 days and to require that the transfer request be sent in writing. We currently do not enforce this right, but should we choose to do so, it would be an exception to the 20 Transfer Rule. There are also some Third Party Transfer Service Agreements that are customized for certain brokers that contain transfer limitations that are also more restrictive than the 20 Transfer Rule.

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POSSIBILITY OF UNDETECTED FREQUENT TRADING IN THE UNDERLYING FUNDS. In addition to the exceptions we have just described, you should also be aware that there may be frequent trading in the underlying Funds that we are not able to detect and prevent, which we describe here:



- There is a variable annuity that we offer that has no Contingent Deferred Sales Charge. We are aware that frequent traders have used this annuity in the past to engage in frequent Sub-Account transfers that do not violate the precise terms of the 20 Transfer Rule. We believe that we have addressed this practice by closing all the international and global funds available in the annuity. However, we cannot always tell if there is frequent trading in this product.



- These policies apply only to individuals and entities that own this Contract and any subsequent or more recent versions of this Contract. However, the underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all. Many of the group variable annuities or group funding agreements are offered to retirement plans, and plan sponsors administer their plan according to Plan documents. If these retirement plan documents have no restrictions on Sub-Account transfers, then we cannot apply the 20 Transfer Rule and may not be able to apply any other restriction on transfers. We have been working with plan sponsors and plan administrators to ensure that any frequent transfer activity is identified and deterred. We have had only limited success in this area. Frequent transfers by individuals or entities that occur in other investment or retirement products provided by us could have the same abusive affect as frequent Sub-Account transfers done by other Contract Owners.


HOW AM I AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS? Frequent Sub-Account transfers often result in frequent purchases and redemptions of shares of the underlying Fund. Frequent purchases and redemptions of the shares of the underlying Funds may increase your costs under this Contract and may also lower your Contract's overall performance. Your costs may increase because the underlying Fund will pass on any increase in fees related to the frequent purchase and redemption of the underlying Fund's stocks. There would also be administrative costs associated with these transactions.

Frequent transfers may also cause an underlying Fund to hold more cash than the underlying Fund would like to hold. A large cash position means that the underlying Fund will not be fully invested and may miss a rise in value of the securities that the Fund would have purchased. If the underlying Fund chooses not to hold a larger cash position, then it may have to sell securities that it would have otherwise like to have kept, in order to meet its redemption obligations. Both of these measures could result in lower performance of the underlying Fund, which in turn would result in lower overall performance of your Contract.

Because frequent transfers may raise the costs associated with this Contract and lower performance, the effect may be a lower Death Benefit paid to your Beneficiary or lower annuity payouts for your Payee.

WHAT IF A PROSPECTUS FOR THE UNDERLYING FUNDS HAS
DIFFERENT POLICIES AND PROCEDURES REGARDING
FREQUENT TRADING?


While the prospectuses for the underlying Funds may describe policies and procedures regarding frequent trading that may be different from those described in this variable annuity prospectus, the policies and procedures described in this variable annuity prospectus control how we administer Sub-Account transfers.



We will continue to monitor transfer activity and we may modify these restrictions at any time.


FIXED ACCUMULATION FEATURE TRANSFERS -- During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%).

FIXED ACCUMULATION FEATURE TRANSFER RESTRICTIONS -- Each Contract Year you may transfer the greater of:

- 30% of the greatest Contract Value in the Fixed Accumulation Feature as of any Contract Anniversary or the Contract issue date. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. The 30% does not include Contract Value in any DCA Plus Program; or

- An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.

We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.

You must wait 6 months after your most recent transfer from the Fixed Accumulation Feature before moving Sub-Account Values back to the Fixed Accumulation Feature. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


TELEPHONE AND INTERNET TRANSFERS -- You can make transfers by contacting us.


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Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of any Valuation Day on the next Valuation Day.



Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the close of any Valuation Day on the next Valuation Day. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.


We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of the Valuation Day on the day you made the transfer request.



We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.


POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.


B. CHARGES AND FEES



Specific charges and fees are described in the Highlights Section.



THE CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.


We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.



SURRENDER ORDER -- During the Contract Years when a Contingent Deferred Sales Charge applies, to the initial Premium Payment, all Surrenders in excess of the Annual Withdrawal Amount will be taken first from Premium Payments, then from earnings. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.



Thereafter Surrenders in excess of the Annual Withdrawal Amount will be taken first from earnings and then from Premium Payments on a first-in-first-out basis. Only Premium Payments invested for less than the requisite holding period are subject to a Contingent Deferred Sales Charge.


THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:


- Annual Withdrawal Amount -- During the Contract Years when a Contingent Deferred Sales Charge applies, you may take partial Surrenders up to 10% of the total Premium Payments subject to a Contingent Deferred Sales Charge. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for Contracts issued to a Charitable Remainder Trust.


- If you are a patient in a certified long-term care facility or other eligible facility -- We will waive any Contingent Deferred Sales Charge for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

X facility recognized as a general hospital by the proper authority of the state in which it is located;

X facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals;

X  facility certified as a hospital or long-term care facility; or

X nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

For this waiver to apply, you must:

- have owned the Contract continuously since it was issued,

- provide written proof of your eligibility satisfactory to us, and

- request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.

This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any Contingent Deferred Sales Charge applicable to any Premium Payments made while you are in an eligible facility or nursing home.

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This waiver may not be available in all states.


- Upon death of the Annuitant or any Contract Owner(s) -- No Contingent Deferred Sales Charge will be deducted if the Annuitant or any Contract Owner dies.


- Upon Annuitization -- The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. However, we will charge a Contingent Deferred Sales Charge if the Contract is Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

- For The Hartford's Principal First Benefit Payments -- If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

- For The Hartford's Principal First Preferred Benefit Payments -- If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


- For The Hartford's Lifetime Income Builder Payments -- If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


- For Required Minimum Distributions -- This allows Annuitants who are age
  70 1/2 or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

- For substantially equal periodic payments -- We will waive the Contingent Deferred Sales Charge if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.

- Upon cancellation during the Right to Cancel Period -- No Contingent Deferred Sales Charge will be deducted if you cancel your Contract during the Right to Cancel Period.

MORTALITY AND EXPENSE RISK CHARGE


For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate specified above. This charge is deducted from your Sub-Account Value.


The Mortality and Expense Risk Charge is broken into charges for mortality risks and for an expense risk:

- Mortality Risk -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- Expense Risk -- We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The Mortality and Expense Risk Charge enables us to keep our commitments and to pay you as planned. If the Mortality and Expense Risk Charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the Mortality and Expense Risk charge exceeds these costs, we keep the excess as profit. We may use these profits for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from the Mortality and Expense Risk Charge.

ANNUAL MAINTENANCE FEE


The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.


WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other

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conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.

ADMINISTRATIVE CHARGE


For administration, we apply a daily charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.


PREMIUM TAXES

We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 1% in Puerto Rico.

CHARGES AGAINST THE FUNDS


Annual Fund Operating Expenses -- The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund prospectus.


CHARGES FOR OPTIONAL BENEFITS


- MAV Plus or MAV/EPB Death Benefit Charge -- You may elect an optional Death Benefit called "MAV Plus Death Benefit" or "MAV Death Benefit" depending on state availability for an additional charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. You may only elect this benefit at the time you purchase your Contract.



- The Hartford's Principal First Charge -- The Hartford's Principal First is an option that can be elected at an additional charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.



- The Hartford's Principal First Preferred Charge -- The Hartford's Principal First Preferred is an option that can be elected for an additional annual charge. We will deduct the charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts or when you cancel it.



- The Hartford's Lifetime Income Builder Charge -- The Hartford's Lifetime Income Builder is an option that can be elected at an additional charge based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make annuity payouts. This charge is not applied to the DCA Plus feature. The rider charge may be limited on Fixed Accounts based on state specific regulations.



  We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase The Hartford's Lifetime Income Builder charge on any Contract Anniversary, you will receive advance notice of the increase and will be given the opportunity to suspend the charge increase. If you suspend The Hartford's Lifetime Income Builder charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may re-start automatic Benefit Amount increases at the charge in effect since your most recent notification. In the case of a Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number days since the last charge was assessed, divided by 365.


REDUCED FEES AND CHARGES

We may offer, in our discretion, reduced fees and charges including, but not limited to Contingent Deferred Sales Charges, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.


C. THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S PRINCIPAL FIRST PREFERRED


ELECTING THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S PRINCIPAL FIRST PREFERRED


You may elect either The Hartford's Principal First or The Hartford's Principal First Preferred. This means if you elect The Hartford's Principal First you will never be able to elect The Hartford's Principal First Preferred. Likewise, if you elect The Hartford's Principal First Preferred you will never be able to elect The Hartford's Principal First. For qualified Contracts, The Hartford's Principal First cannot be elected if the Contract


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Owner or Annuitant is age 81 or older. The Hartford's Principal First Preferred cannot be elected if the Contract Owner or Annuitant is age 71 or older.


Once you elect The Hartford's Principal First you cannot cancel it and we will continue to deduct The Hartford's Principal First Charge until we begin to make Annuity Payouts.

You may cancel The Hartford's Principal First Preferred any time after the 5th Contract Year or the 5th anniversary of the date you added The Hartford's Principal First Preferred to your Contract. If you cancel The Hartford's Principal First Preferred, all Benefit Payments and charges for The Hartford's Principal First Preferred will terminate. Once The Hartford's Principal First Preferred is cancelled it cannot be reinstated.

OVERVIEW

The Hartford's Principal First and The Hartford's Principal First Preferred are optional benefits that, if elected, are intended to protect the amount of your investment from poor market performance. The amount of your investment that is protected from poor market performance will be different depending on when you elect your optional benefit. The amount that is protected is your "Benefit Amount." In other words, The Hartford's Principal First and The Hartford's Principal First Preferred operate as a guarantee of the Benefit Amount that you can access through a series of payments.

DETERMINING YOUR BENEFIT AMOUNT


The initial Benefit Amount for both The Hartford's Principal First and The Hartford's Principal First Preferred depends on when you elect your optional benefit. If you elect your optional benefit when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. If you elect your optional benefit at a later date, your Contract Value, on the date it is added to your Contract, is equal to the initial Benefit Amount.



- Your Benefit Amount can never be more than $5 million.


- Your Benefit Amount is reduced as you take withdrawals.


Once the initial Benefit Amount has been determined, we calculate the maximum guaranteed payment that may be made each year ("Benefit Payment").



The Benefit Payment is 7% or 5% of your Benefit Amount for The Hartford's Principal First and The Hartford's Principal First Preferred, respectively.


BENEFIT PAYMENTS

Benefit Payments are non-cumulative, which means your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, for The Hartford's Principal First Preferred if you do not take 5% one year, you may not take more than 5% the next year.


If you elect your optional benefit when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you establish your optional benefit any time after you purchase your Contract, we count one year as the time between the date we added the optional benefit to your Contract and your next Contract Anniversary, which could be less than a year.


The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.


Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.


If you Surrender more than the Benefit Payment out of your Contract in any one year we will recalculate the Benefit Amount. Any time we re-calculate your Benefit Amount or your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

If, in one year, your Surrenders total more than your Benefit Payment out of your Contract we will re-calculate your Benefit Amount and your Benefit Payment may be lower in the future. We recalculate your Benefit Amount by comparing the results of two calculations. First we deduct the amount of the last Surrender from your Contract Value ("New Contract Value") and then we deduct the amount of the last Surrender from the Benefit Amount ("New Benefit Amount"). Then we compare those results:

- If the New Contract Value is more than or equal to the New Benefit Amount, and more than or equal to the Premium Payments invested in the Contract before the Surrender, the Benefit Payment is unchanged.

- If the New Contract Value is more than or equal to the New Benefit Amount, but less than the Premium Payments invested in the Contract before the Surrender, we have to recalculate your Benefit Payment. For The Hartford's Principal First, your Benefit Payment becomes 7% of the greater of your New Contract Value and New Benefit Amount. For The Hartford's Principal First Preferred, your Benefit Payment becomes 5% of the greater of your New Contract Value and New Benefit Amount.

- If the New Contract Value is less than the New Benefit Amount, we have to recalculate your Benefit Payment. We recalculate the Benefit Payment by comparing the "old" Benefit Payment to the "new" Benefit Payment for the New Benefit Amount and your Benefit Payment becomes the lower of those two values. Your New Benefit Amount is then equal to the New Contract Value.

If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


If you change the ownership or assign this Contract to someone other than your spouse after 12 months of electing either


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26
                                                 HARTFORD LIFE INSURANCE COMPANY
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optional benefit, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future.


The Benefit Amount will be recalculated to equal the lesser of:

- The Benefit Amount immediately prior to the ownership change or assignment; or

- The Contract Value at the time of the ownership change or assignment.


Any time you make subsequent Premium Payments to your Contract, we also re-calculate your Benefit Amount and Benefit Payments. Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by a percentage of the amount of the subsequent Premium Payment.


SURRENDERING YOUR CONTRACT

You can Surrender your Contract any time, however, you will receive your Contract Value at the time you request the Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount you would have received under The Hartford's Principal First or The Hartford's Principal First Preferred.

If you still have a Benefit Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, you will still receive a Benefit Payment through a fixed annuity payout option until your Benefit Amount is depleted.

The fixed annuity payout option for The Hartford's Principal First is called The Hartford's Principal First Payout Option. The fixed annuity payout option for The Hartford's Principal First Preferred is called The Hartford's Principal First Preferred Payout Option.

While you are receiving payments under either of these fixed annuity payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining payments.

ANNUITIZING YOUR CONTRACT

If you elect The Hartford's Principal First or The Hartford's Principal First Preferred and later decide to annuitize your Contract, you may choose The Hartford's Principal First Payout Option or The Hartford's Principal First Preferred Payout Option in addition to those Annuity Payout Options offered in the Contract.


Under both of these Annuity Payout Options, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options.



If you, the joint Contract Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments or any of the death benefit options offered in your Contract.



If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary.


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HARTFORD LIFE INSURANCE COMPANY
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KEY DIFFERENCES BETWEEN THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S
PRINCIPAL FIRST PREFERRED

While The Hartford's Principal First and The Hartford's Principal First Preferred share many of the same characteristics, there are some important differences you should consider when deciding which benefit to choose.

      FEATURES                    THE HARTFORD'S PRINCIPAL FIRST                     THE HARTFORD'S PRINCIPAL FIRST PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
Charge                0.50% of Sub-Account Value                              0.20% of Sub-Account Value
------------------------------------------------------------------------------------------------------------------------------------
Benefit Payment       7% of Benefit Amount                                    5% of Benefit Amount
------------------------------------------------------------------------------------------------------------------------------------
Revocability          - Irrevocable.                                          - Revocable anytime after the 5th Contract Year or the
                                                                                5th anniversary of the date you added The Hartford's
                                                                                Principal First Preferred to your Contract.
                      - Charge continues to be deducted until we begin to     - Charge will terminate if The Hartford's Principal
                        make annuity payouts.                                   First Preferred is cancelled.
------------------------------------------------------------------------------------------------------------------------------------
Step Up               - After the 5th Contract Year, every five               - Not Available.
                        years thereafter.
------------------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age     - Non-Qualified & Roth IRA -- same as maximum Contract  - Non-Qualified & Roth IRA -- same as maximum Contract
                        issue age.*                                             issue age.*
                      - IRA/Qualified -- Age 80                               - IRA/Qualified -- Age 70
------------------------------------------------------------------------------------------------------------------------------------
Investment            - None                                                  - You are not permitted to transfer more than 10% of
Restrictions                                                                    your Contract Value as of your last Contract
                                                                                Anniversary between certain investment options. This
                                                                                restriction is not currently enforced.
------------------------------------------------------------------------------------------------------------------------------------
Spousal Continuation  - Available                                             - Available
------------------------------------------------------------------------------------------------------------------------------------


* For more information on the maximum Contract issue age please see the Section "How do I purchase the Contract?"


THE HARTFORD'S PRINCIPAL FIRST -- STEP-UP


Any time after the 5th year The Hartford's Principal First has been in effect, you may elect to "step-up" the Benefit Amount. There is no "step-up" available for The Hartford's Principal First Preferred. If you choose to "step-up" the Benefit Amount, your Benefit Amount will be re-calculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to "step-up" the Benefit Amount if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year The Hartford's Principal First "step-up" has been in place, you may choose to "step-up" the Benefit Amount again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can "step-up" without waiting for the 5th year their Contract has been in force.



We currently allow you to "step-up" The Hartford's Principal First on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a "step-up" to occur on your Contract Anniversary. AT THE TIME YOU ELECT TO "STEP-UP," WE MAY BE CHARGING MORE FOR THE HARTFORD'S PRINCIPAL FIRST BUT IN NO EVENT WILL THIS CHARGE EXCEED 0.75% ANNUALLY. REGARDLESS OF WHEN YOU BOUGHT YOUR CONTRACT, UPON "STEP-UP" WE WILL CHARGE YOU THE CURRENT CHARGE. BEFORE YOU DECIDE TO "STEP-UP," YOU SHOULD REQUEST A CURRENT PROSPECTUS WHICH WILL DESCRIBE THE CURRENT CHARGE FOR THIS BENEFIT.


THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- INVESTMENT RESTRICTIONS


If you elect The Hartford's Principal First Preferred you are not permitted to transfer more than 10% of your Contract Value as of your last Contract Anniversary from the Non-Growth Sub-Accounts to the Growth Sub-Accounts in any one Contract Year. If you transfer more than 10% of your Contract Value The Hartford's Principal First Preferred will automatically terminate and all Benefit Payments and The Hartford's Principal First Preferred charge will cease. We may add or delete Sub-Accounts from the Non-Growth and Growth sub-account lists at any time. Currently, we do not enforce this investment transfer restriction. We will provide you 30 days written notice when we elect to enforce this investment transfer restriction.


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28
                                                 HARTFORD LIFE INSURANCE COMPANY
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
NON-GROWTH SUB-ACCOUNTS                                            GROWTH SUB-ACCOUNTS
------------------------------------------------------------------------------------------------------
AllianceBernstein VP Balanced Wealth                AllianceBernstein VP Global
  Strategy Portfolio                                Research Growth Portfolio
AllianceBernstein VP International                  Evergreen VA Growth Fund
  Value Portfolio                                   Evergreen VA Omega Fund
AllianceBernstein VP Small/Mid Cap                  Fidelity VIP Contrafund-Registered Trademark-
  Value Portfolio                                   Portfolio
AllianceBernstein VP Value Portfolio                Fidelity VIP Growth Portfolio
Evergreen VA Balanced Fund                          Fidelity VIP Mid Cap Portfolio
Evergreen VA Fundamental Large                      Hartford Global Advisers HLS Fund
  Cap Fund                                          Hartford Global Leaders HLS Fund
Evergreen VA International Equity                   Hartford Growth HLS Fund
  Fund                                              Hartford Growth Opportunities
Evergreen VA Special Values Fund                    HLS Fund
Fidelity VIP Equity-Income Portfolio                Hartford International Capital
Fidelity VIP Value Strategy Portfolio               Appreciation HLS Fund
Hartford Advisers HLS Fund                          Hartford Small Cap Growth HLS Fund
Hartford Disciplined Equity HLS Fund                Oppenheimer Aggressive Growth
Hartford Dividend and Growth HLS                    Fund/VA
  Fund                                              Oppenheimer Capital Appreciation
Hartford Equity Income HLS Fund                     Fund/VA
Hartford Focus HLS Fund                             Oppenheimer Global Securities
Hartford High Yield HLS Fund                        Fund/VA
Hartford Index HLS Fund                             Putnam VT Vista Fund
Hartford International Opportunities                Putnam VT Voyager Fund
  HLS Fund                                          Van Kampen UIF Emerging Markets
Hartford International Small                        Equity Portfolio
  Company HLS Fund                                  Van Kampen UIF Mid Cap Growth
Hartford Money Market HLS Fund                      Portfolio
Hartford Mortgage Securities HLS
  Fund
Hartford Stock HLS Fund
Hartford Total Return Bond HLS Fund
Hartford U.S. Government Securities
  HLS Fund
Hartford Value HLS Fund
Hartford Value Opportunities HLS
  Fund
Lord Abbett All Value Portfolio
Lord Abbett America's Value Portfolio
Lord Abbett Bond-Debenture Portfolio
Lord Abbett Growth and Income
  Portfolio
Lord Abbett Large Cap Core Portfolio
Oppenheimer Main Street Fund-Registered
Trademark-/VP
Oppenheimer Main Street Small Cap-Registered
Trademark-
  Fund/VA
Putnam VT Diversified Income Fund
Putnam VT Global Asset Allocation
  Fund
Putnam VT Growth and Income Fund
Putnam VT International Equity Fund
Putnam VT Investors Fund
Putnam VT New Value Fund
Putnam VT Small Cap Value Fund
Putnam VT The George Putnam Fund
  of Boston
Van Kampen LIT Comstock Portfolio
Van Kampen LIT Growth and
  Income Portfolio
Van Kampen UIF U.S. Mid Cap
  Value Portfolio
------------------------------------------------------------------------------------------------------


REQUIRED MINIMUM DISTRIBUTIONS

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on an annual basis, usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.

For purposes of The Hartford's Principal First Preferred, if you enroll in our Automatic Income Program to satisfy the Required Minimum Distributions from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount or Benefit Payment.

OTHER INFORMATION

The Hartford's Principal First and The Hartford's Principal First Preferred may not be available in all states or through all broker-dealers.


We reserve the right to treat all Contracts issued to you by us or one of our affiliates within a calendar year as one Contract for purposes of The Hartford's Principal First and The Hartford's Principal First Preferred. This means that if you purchase two Contracts from us in any twelve month period and elect either The Hartford's Principal First or The Hartford's Principal First Preferred on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.


For examples on how The Hartford's Principal First is calculated, please see "Appendix III." For examples on how The Hartford's Principal First Preferred is calculated, please see "Appendix IV."


D. DEATH BENEFITS



In most cases, we have used the same terminology in the contract and in this prospectus. However, when describing the Death Benefits, we have used different terms in this prospectus than in the Contract. When you receive your Contract after purchase, it will include Contract riders that describe your Death Benefit. For the standard Death Benefit, called Premium Security Death Benefit in your prospectus, for age 80 and under, you will receive riders entitled "Asset Protection Death Benefit" and "Premium Protection Death Benefit." Together, these riders make up the Premium Security Death Benefit. For the Asset Protection Death Benefit, you will receive a Contract rider with the same name. If you elect the MAV Plus Death Benefit, you will receive a rider entitled the "Maximum Anniversary Value/Earnings Protection Benefit" rider. If, after you receive your Contract you have any questions about terminology of the names of the riders, please call your Registered Representative or Hartford.


WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Contract Owner, joint Contract Owner, or the Annuitant dies before we begin to make Annuity Payouts. We calculate the Death Benefit when we receive a certified death certificate or other legal document acceptable to us. The calculations for the Death Benefit that are described below are based on the Contract Value on the date we receive a certified death certificate or other legal document acceptable to us.

The calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

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HARTFORD LIFE INSURANCE COMPANY
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This Contract comes with a standard Death Benefit, which depends on the age of you and your Annuitant. This minimum guaranteed Death Benefit is at no additional cost. If you and your Annuitant are younger than age 81 on the issue date, your Death Benefit is the Premium Security Death Benefit. If you or your Annuitant are age 81 or older, your Death Benefit is the APB Death Benefit, which is short for Asset Protection Death Benefit.


This minimum guaranteed Death Benefit is offered at no additional cost. If you elect the The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit. The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit is described later in this prospectus.


THE PREMIUM SECURITY DEATH BENEFIT

If both you and your Annuitant are younger than age 81 on the date we issue this Contract, your Death Benefit is the greatest of:

- Your Contract Value on the date we receive due proof of death;

- Your Total Premium Payments adjusted for any partial Surrenders; or

- The lesser of:

X  Your Maximum Anniversary Value described below; or

X Your Contract Value on the date we receive due proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.

THE ASSET PROTECTION DEATH BENEFIT

If you or your Annuitant are age 81 or older on the date we issue this Contract, the Death Benefit is the greatest of:

- Your Contract Value on the date we receive due proof of death;

- The lesser of:

X  Total Premium Payments adjusted for any partial Surrenders; or

X Your Contract Value on the date we receive due proof of death plus 25% of total Premium Payments adjusted for partial Surrenders and excluding subsequent Premium Payments we receive within 12 months of death.

- The lesser of:

X  Your Maximum Anniversary Value described below; or

X Your Contract Value on the date we receive proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.

MAXIMUM ANNIVERSARY VALUE

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier.

The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

- Your Anniversary Value is reduced for any partial Surrenders as shown below.

The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

ADJUSTMENTS FOR SURRENDERS

We calculate the adjustments to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar for dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

OPTIONAL DEATH BENEFIT

You may elect an optional Death Benefit for an additional charge. We call the optional Death Benefit the "MAV Plus Death Benefit," which is short for "Maximum Anniversary Value Plus Death Benefit." The name of the rider for the MAV Plus Death Benefit is called the "Maximum Anniversary Value/Earnings Protection Benefit" rider. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Premium Security Death Benefit and MAV Plus Death Benefit.


In states where the MAV Plus Death Benefit is not available, we offer the "MAV Death Benefit," which stands for "Maximum Anniversary Value Death Benefit." Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, see State Variations in Section 7 or call your Registered Representative or contact us.



THE MAV PLUS DEATH BENEFIT



You may elect the "MAV Plus Death Benefit" or "Maximum Anniversary Value Plus Death Benefit" for an additional charge. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Standard Death Benefit and MAV Plus Death Benefit. In states where the MAV Plus Death Benefit is not available, we offer the "MAV Death Benefit," which stands for "Maximum Anniversary Value Death Benefit." Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, contact us or your Registered Representative.

30
                                                 HARTFORD LIFE INSURANCE COMPANY
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The MAV Plus Death Benefit is available for an additional annual charge, deducted daily, based on your Contract Value invested in the Sub-Accounts. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.



The MAV Plus Death Benefit is the greatest of:



- Your Contract Value on the date we receive due proof of death;



- Total Premium Payments adjusted for any partial Surrender;



- Your Maximum Anniversary Value; or



- Your Earnings Protection Benefit described below.



EARNINGS PROTECTION BENEFIT


The Death Benefit depends on the age of you and your Annuitant on the date the MAV Plus Death Benefit is added to your Contract. If each age is 69 or younger, the benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap. The terms "gain" and "cap" are described below.

If you and/or your Annuitant are age 70 or older on the date the MAV Plus Death Benefit is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.

We determine Contract gain by subtracting your Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value on the calculation date. We then deduct any Premium Payments and add adjustments for any partial Surrenders made during that time.

We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.

The Contract gain that is used to determine your Death Benefit has a limit or "cap." The cap is 200% of the following:

- The Contract Value on the date the MAV Plus Death Benefit was added to your Contract; plus

- Premium Payments made after the MAV Plus Death Benefit was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus

- Any adjustments for partial Surrenders.

ADDITIONAL INFORMATION ABOUT THE DEATH BENEFITS

For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under sub-section entitled "Taxation of Annuities -- General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans."

We impose a limit on total death benefits if:


- The total death benefits are payable as a result of the death of any one person under one or more deferred variable annuities issued by us or our affiliates, and


- Aggregate Premium Payments total $5 million or more.

When the limit applies, total death benefits cannot exceed the greater of:

- The aggregate Premium Payments reduced by an adjustment for any Surrenders; or

- The aggregate Contract Value plus $1 million.

However, if you add Premium Payments to any of your Contracts such that aggregate Premium Payments total to $5 million or more, the aggregate death benefit will be the greater of the maximum death benefit above or:

- The aggregate Contract Value; plus

- The aggregate death benefits in excess of the aggregate Contract Values at the time you added the Premium Payments to your Contracts.

Any reduction in death benefits to multiple variable annuity contracts will be in proportion to the Contract Value of each Contract at the time of reduction.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Contract Owner has designated the manner in which the Beneficiary will receive the Death Benefit. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

If your Beneficiary elects to receive the Death Benefit amount as a lump sum payment, we may transfer that amount to our General Account and issue the Beneficiary a draftbook. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For Federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. If the Beneficiary resides or the Contract was purchased in a state that imposes restrictions on this method of lump sum payment, we may issue a check to the Beneficiary.

                                                                              31
HARTFORD LIFE INSURANCE COMPANY
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The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death
Benefit Remaining with the Company" to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.

The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

Required Distributions -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

Alternatives to the Required Distributions -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation -- If the Contract Owner dies and a Beneficiary is the Contract Owner's spouse, that portion of the Contract for which the spouse is considered the Beneficiary will continue with the spouse as Contract Owner, unless the spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.


If your spouse continues any portion of the Contract as Contract Owner and elects the MAV Plus Death Benefit, we will use the date the Contract is continued with your spouse as Contract Owner as the effective date the optional Death Benefit was added to the Contract. This means we will use the date the Contract is continued with your spouse as Contract Owner as the effective date for calculating the MAV Plus Death Benefit. The percentage used for the MAV Plus Death Benefit will be determined by the oldest age of any remaining joint Contract Owner or Annuitant at the time the Contract is continued.


WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.

If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Contract Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

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                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .               AND . . .                            AND . . .
------------------------------------------------------------------------------------------------------
Contract Owner                There is a surviving joint Contract  The Annuitant is living or deceased
                              Owner
------------------------------------------------------------------------------------------------------
Contract Owner                There is no surviving joint          The Annuitant is living or deceased
                              Contract Owner
------------------------------------------------------------------------------------------------------
Contract Owner                There is no surviving joint          The Annuitant is living or deceased
                              Contract Owner and the Beneficiary
                              predeceases the Contract Owner
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is living         There is no named Contingent
                                                                   Annuitant
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is living         The Contingent Annuitant is living
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is a trust or     There is no named Contingent
                              other non-natural person             Annuitant
------------------------------------------------------------------------------------------------------

IF THE DECEASED IS THE . . .            THEN THE . . .
----------------------------
Contract Owner                Joint Contract Owner receives the
                              Death Benefit.
----------------------------
Contract Owner                Designated Beneficiary receives the
                              Death Benefit.
----------------------------
Contract Owner                Contract Owner's estate receives
                              the Death Benefit.
----------------------------
Annuitant                     The Contract Owner becomes the
                              Contingent Annuitant and the
                              Contract continues. The Contract
                              Owner may waive this presumption
                              and receive the Death Benefit.
----------------------------
Annuitant                     Contingent Annuitant becomes the
                              Annuitant, and the Contract
                              continues.
----------------------------
Annuitant                     The Contract Owner receives the
                              Death Benefit.
----------------------------

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .              AND . . .                     THEN THE . . .
----------------------------------------------------------------------------------------------
Contract Owner                  The Annuitant is living         Designated Beneficiary becomes
                                                                the Contract Owner.
----------------------------------------------------------------------------------------------
Annuitant                       The Contract Owner is living    Contract Owner receives the
                                                                payout at death, if any.
----------------------------------------------------------------------------------------------
Annuitant                       The Annuitant is also the       Designated Beneficiary
                                Contract Owner                  receives the payout at death,
                                                                if any.
----------------------------------------------------------------------------------------------

These are the most common scenarios, however, there are others. Some of the Annuity Payout Options may not result in a payout at death. For more information on Annuity Payout Options that may not result in a payout at death please see the section entitled "Annuity Payouts." If you have questions about these and any other scenarios, please contact your Registered Representative or us.


E. THE HARTFORD'S LIFETIME INCOME BUILDER



OVERVIEW



The Hartford's Lifetime Income Builder is an optional rider that is intended to help protect your Contract investment from poor market performance. The Hartford's Lifetime Income Builder provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, The Hartford's Lifetime Income Builder is a guarantee of the Benefit Amount that you can access two ways:



- WITHDRAWAL BENEFIT allows (a) BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or
  (b) LIFETIME BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the death of any Owner(s) if the oldest Owner(s) is age 60 or older. You may elect to receive either a Benefit Payment or a Lifetime Benefit Payment at one time. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; or



- GUARANTEED MINIMUM DEATH BENEFIT a Death Benefit equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. The Death Benefit is payable at the death of any Contract Owner or Annuitant. DEPLETING THE BENEFIT AMOUNT BY TAKING WITHDRAWAL BENEFITS OR SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER RIDER.


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HARTFORD LIFE INSURANCE COMPANY
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ELECTING THE HARTFORD'S LIFETIME INCOME BUILDER



You may elect The Hartford's Lifetime Income Builder only at the time of purchase and once you do so, your choice is irrevocable. The benefits comprising The Hartford's Lifetime Income Builder may not be purchased separately.



The Hartford's Lifetime Income Builder is only available if the oldest Contract Owner or Annuitant is age 75 or younger at Contract issue.



If you elect The Hartford's Lifetime Income Builder, you may not elect The Hartford's Principal First or The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit.



DETERMINING YOUR BENEFIT AMOUNT



The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of any subsequent Premium Payments and automatic Benefit Amount increases. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.



- Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as "automatic Benefit Amount increases"), depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value, less 1. In no event will this ratio be less than 0% or greater than 10%. Automatic Benefit Amount increases will continue until the Contract Anniversary immediately following the oldest Owner's or Annuitant's 75th birthday.



- Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment.



- Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A),(B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



  C. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in
      (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:



      (i)  the Contract Value immediately following the Surrender; or



      (ii) the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



- Benefit Amount Limits. Your Benefit Amount cannot be less than $0 or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under The Hartford's Lifetime Income Builder.



If your automatic Benefit Amount increases have been suspended as a result of your declining an automatic Benefit Amount increase, you will have the option to elect the automatic Benefit Amount increase again 30 days prior to each Contract Anniversary at the then current charge. If you decide to elect the automatic Benefit Amount increase on a future Contract Anniversary, we will thereafter resume automatic Benefit Amount increases.



Since the Benefit Amount is a central source for both benefits under The Hartford's Lifetime Income Builder, taking withdrawals will ultimately lessen or eliminate the Guaranteed Minimum Death Benefit.



Please refer to the Examples included in Appendix VI for a more complete description of these effects.



WITHDRAWAL BENEFIT



The following Section describes both BENEFIT PAYMENTS AND LIFETIME BENEFIT PAYMENTS which together comprise the Withdrawal Benefit.



BENEFIT PAYMENTS



Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.



The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.



Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment, include any applicable Contingent Deferred Sales Charge.



Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is


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34
                                                 HARTFORD LIFE INSURANCE COMPANY
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     equal to the Benefit Payment immediately prior to the Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.



  C. If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender times 5%.



If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.



If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made.



If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.



If Surrenders are less than or equal to the Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.



LIFETIME BENEFIT PAYMENT



Under this option, Surrenders may be taken as a Lifetime Benefit Payment that is initially set equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the oldest Owner's 60th birthday or 5% of the initial Benefit Amount if the oldest Owner is 60 or older at the rider's effective date. In other words, you may elect to go from Benefit Payments to Lifetime Benefit Payments once the oldest Contract Owner turns 60 provided that your Contract Value at the time of election is greater than zero. The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.



Lifetime Benefit Payments can be divided up and taken on any payment schedule that you request.



Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment include any applicable Contingent Deferred Sales Charge.



Whenever a Surrender is taken after the Contract Anniversary immediately following the oldest Owner's 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of
      (A) will apply.



  C. If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender times 5%.



If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.



Lifetime Benefit Payments will be available until the first death of any Contract Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout.



If you make a subsequent Premium Payment after the Contract Anniversary immediately following the oldest Owner's 60th birthday, the Lifetime Benefit Payment will be re-calculated on the next Contract Anniversary to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.



If Surrenders are not taken prior to the Contract Anniversary immediately following the oldest Contract Owner's 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the oldest Contract Owner's 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment.



If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the oldest Owner's 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.

                                                                              35
HARTFORD LIFE INSURANCE COMPANY
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If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the contract and pay the Surrender Value.



Please refer to the Examples included in Appendix VI for a more complete description of these effects.



SURRENDERING YOUR CONTRACT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER



You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request this Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under The Hartford's Lifetime Income Builder.



If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, we will issue a payout annuity. If the Contract Owner is a natural person we will treat the Contract Owner(s) as the Annuitant(s) for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either The Hartford's Lifetime Income Builder Fixed Period Certain Payout or The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option described in the Annuity Payout Section. The election is irrevocable. You may elect to defer the Annuity Commencement Date until you are eligible for The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout, described below.



GUARANTEED MINIMUM DEATH BENEFIT PROVISION



The Hartford's Lifetime Income Builder includes a Guaranteed Minimum Death Benefit ("GMDB") that replaces the standard Premium Security Death Benefit described in this prospectus. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date due proof of death is received by us. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER.



OWNERSHIP CHANGE



We reserve the right to approve all ownership changes. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under The Hartford's Lifetime Income Builder so long as the change in ownership does not affect the life on which the Contract is based and does not result in a change in the tax identification number under the Contract.



Any ownership change made prior to the first Contract Anniversary will have no impact on The Hartford's Lifetime Income Builder rider or the benefits thereunder as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change.



An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the oldest Owner(s) or Annuitant after the change are less than age 76 at the time of the change will automatically result in either (A) or (B):



  (A) If The Hartford's Lifetime Income Builder rider is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate. The charge will discontinue.



  (B) If The Hartford's Lifetime Income Builder rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.



If the oldest Owner(s) or Annuitant is age 76 or greater at the time of an ownership change, The Hartford's Lifetime Income Builder rider will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford's Lifetime Income Builder charge will terminate.



In addition, we reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the ownership change effective date. We may prohibit investment in any Sub-Account, require you to allocate your Contract Value according to an asset allocation model or to allocate your Contract Value to a fund-of-funds Sub-Account. If you violate the restrictions, then the rider, its benefits and its charges will terminate.



SPOUSAL CONTRACT CONTINUATION



If the Contract Owner dies and the Beneficiary is the deceased Contract Owner's spouse at the time of death, the spouse may continue the Contract, and we will adjust the Contract Value to the Death Benefit value (the greater of the Death Benefit and the Benefit Amount).



If the spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:



  (A) If The Hartford's Lifetime Income Builder is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate. The charge will discontinue.


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36
                                                 HARTFORD LIFE INSURANCE COMPANY
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  (B)  If The Hartford's Lifetime Income Builder is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.



If the spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, The Hartford's Lifetime Income Builder will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford's Lifetime Income Builder charge will terminate.



ANNUITY COMMENCEMENT DATE



If the annuity reaches the maximum Annuity Commencement Date, which is the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, the Contract must be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under The Hartford's Lifetime Income Builder rules applicable when the Contract Value equals zero.



OTHER INFORMATION



The Hartford's Lifetime Income Builder may not be available in all states or through all broker-dealer firms.



For purposes of determining the Benefit Amount under The Hartford's Lifetime Income Builder, we reserve the right to treat one or more Contracts issued by us to you with The Hartford's Lifetime Income Builder in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.



The Hartford's Lifetime Income Builder may not be appropriate for all investors. Several factors, among others, should be considered:



- Inasmuch as these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER RIDER.



- Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing The Hartford's Lifetime Income Builder rider as part of an investment program involving an IRA may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to underlying Funds, outweigh the absence of additional tax advantages from a variable annuity.



- Purchasing The Hartford's Lifetime Income Builder rider is a one time only event and cannot be undone later. If you elect The Hartford's Lifetime Income Builder you will also forfeit other benefits such as The Hartford's Principal First and The Hartford's Principal First Preferred. A comparison table is provided below for ease of reference.



- Withdrawals are taxable as ordinary income to the extent of earnings and may also be subject to a 10% federal income tax penalty. Such withdrawals may have state income tax implications.



- Spouses who are not a Joint Owner may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner-spouse. Continuation of all of the options available in The Hartford's Lifetime Income Builder is dependent upon its availability at the time of death of the first Contract Owner-spouse and will be subject to then prevailing charges.



- Certain ownership changes may result in a reduction of benefits.



- We may not allow assignments under The Hartford's Lifetime Income Builder.



- Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification.



For examples on how The Hartford's Lifetime Income Builder is calculated, please see Appendix VI.



F. SURRENDERS


WHAT KINDS OF SURRENDERS ARE AVAILABLE?


Full Surrenders before the Annuity Commencement Date -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges a pro-rated portion of The Hartford Lifetime Income Builder charge, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.


Partial Surrenders before the Annuity Commencement Date -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable Contingent Deferred Sales Charge. You can ask us to deduct the Contingent Deferred Sales Charge from the amount you are Surrendering or from your remaining Contract Value. If we deduct the Contingent Deferred Sales Charge from your remaining Contract Value, that amount will also be subject to Contingent Deferred Sales Charge.

There are two restrictions on partial Surrenders before the Annuity Commencement
Date:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

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                                                                              37
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

- After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. Our current minimum Contract Value is $500 after the Surrender. The minimum Contract Value in New York must be $1,000 after the Surrender. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender.

Full Surrenders after the Annuity Commencement Date -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.

Partial Surrenders after the Annuity Commencement Date -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.

Hartford will deduct any applicable Contingent Deferred Sales Charges.


If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.



These options may not be available if the contract is issued to qualify under
Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.



Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.


HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

Written Requests -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.


Telephone Requests -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program, or you are no longer the owner of the Contract. There are some restrictions on telephone Surrenders, please call us with any questions.


We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

Prior to age 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

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                                                 HARTFORD LIFE INSURANCE COMPANY
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WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS
PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

More than one Contract issued in the same calendar year -- If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

Internal Revenue Code section 403(b) annuities -- As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are:
(a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the "Federal Tax Considerations" section for more information.


G. ANNUITY PAYOUTS


This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:

- When do you want Annuity Payouts to begin?

- Which Annuity Payout Option do you want to use?

- How often do you want the Payee to receive Annuity Payouts?

- What is the Assumed Investment Return?

- Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?

Please check with your financial adviser to select the Annuity Payout Option that best meets your income needs.

WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. You may choose to begin receiving a variable dollar amount Annuity Payout at any time. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later, unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?


Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. The Hartford's Lifetime Income Builder Fixed Period Certain Payout Option and The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option are available only to Contract Owners who elect The Hartford's Lifetime Income Builder rider. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.


LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts during the lifetime of the Annuitant, but Annuity Payouts are at least guaranteed for the number of years you select. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of years, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the present value of the remaining Annuity Payouts.

LIFE ANNUITY WITH A CASH REFUND

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.

JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the

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HARTFORD LIFE INSURANCE COMPANY
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Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts for the number of years that you select. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

THE HARTFORD'S PRINCIPAL FIRST PAYOUT OPTION


If you elect The Hartford's Principal First and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Payout Option, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.


THE HARTFORD'S PRINCIPAL FIRST PREFERRED PAYOUT OPTION


If you elect The Hartford's Principal First Preferred and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Preferred Payout Option, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.



The Hartford's Lifetime Income Builder Fixed Period Certain Payout -- If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment.



The total amount payable under this option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year's annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments.



The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain
Payout -- If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the calculation date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant, in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the


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remaining scheduled payments will be made to the Beneficiary as scheduled payments.



IMPORTANT INFORMATION:


YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS FOR A PERIOD CERTAIN ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE MAY BE DEDUCTED.

For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

Automatic Annuity Payouts -- If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.

HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

- monthly,

- quarterly,

- semi-annually, or

- annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.

WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.


Subject to the approval of your State, you can select one of three AIRs described in the Highlights Section. The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.


For example, if the second monthly Annuity Payout is the same as the first, the Sub-Accounts earned exactly the same return as the AIR. If the second monthly Annuity Payout is more than the first, the Sub-Accounts earned more than the AIR. If the second Annuity Payout is less than the first, the Sub-Account earned less than the AIR.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of the variation depends on the AIR you select.

DO YOU WANT ANNUITY PAYOUTS TO BE FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

Fixed Dollar Amount Annuity Payouts -- Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an Annuity rate set by us.

You may not choose a fixed dollar amount Annuity Payout if you purchase your Contract in Oregon or Pennsylvania.

Variable Dollar Amount Annuity Payouts -- Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

- the Annuity Payout Option chosen,

- the Annuitant's attained age and gender (if applicable),

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- the applicable annuity purchase rates based on the 1983a Individual Annuity
  Mortality table adjusted for projections based on accepted actuarial principles, and

- the Assumed Investment Return.

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value, minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each Sub-Account.


The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.



ASSUMED INVESTMENT RETURNS ("AIR") -- The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.



        ANNUITY             ANNUITY             ANNUITY
AIR   UNIT FACTOR   AIR   UNIT FACTOR   AIR   UNIT FACTOR
----------------------------------------------------------
 3%    0.999919%     5%    0.999866%     6%    0.999840%
----------------------------------------------------------


Combination Annuity Payout -- You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs.


Transfer of Annuity Units -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under Section 5.


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KEY DIFFERENCES BETWEEN THE HARTFORD'S PRINCIPAL FIRST, THE HARTFORD'S PRINCIPAL
FIRST PREFERRED AND THE HARTFORD'S LIFETIME INCOME BUILDER


        FEATURES                THE HARTFORD'S PRINCIPAL FIRST       THE HARTFORD'S PRINCIPAL FIRST PREFERRED
-------------------------------------------------------------------------------------------------------------
Charge                     0.50% of Sub-Account Value                0.20% of Sub-Account Value
-------------------------------------------------------------------  ----------------------------------------
Benefit Payment            7% of Benefit Amount                      5% of Benefit Amount
-------------------------------------------------------------------  ----------------------------------------
Revocability               - Irrevocable                             - Revocable anytime after the 5th
                                                                     Contract Year or the 5th Anniversary of
                                                                     the date you added The Hartford's
                                                                     Principal First Preferred to your
                                                                     Contract
                                                                     - Charge will terminate if The
                           - Charge continues to be deducted until     Hartford's Principal First Preferred
                             we begin to make annuity payouts          is cancelled
-------------------------------------------------------------------  ----------------------------------------
Step Up                    - After the 5th Contract Year, every      - Not Available
                             five years thereafter, optional
-------------------------------------------------------------------  ----------------------------------------
Lifetime Benefit Payments  - Not Available                           - Not Available
-------------------------------------------------------------------  ----------------------------------------
Death Benefit              - Premium Security or Asset Protection    - Premium Security or Asset Protection
                             Death Benefit                             Death Benefit
-------------------------------------------------------------------  ----------------------------------------
Maximum Issue Age          - Non-Qualified & Roth IRA -- same as     - Non-Qualified & Roth IRA -- same as
                             maximum Contract issue age*               maximum Contract issue age*
                           - IRA/Qualified -- Age 80.                - IRA/Qualified -- Age 70.
-------------------------------------------------------------------  ----------------------------------------
Investment Restrictions    - None                                    - You are not permitted to transfer more
                                                                       than 10% of your Contract Value as of
                                                                       your last Contract Anniversary between
                                                                       certain investment options. This
                                                                       restriction is not currently enforced
-------------------------------------------------------------------  ----------------------------------------
Spousal Continuation       - Available                               - Available
-------------------------------------------------------------------  ----------------------------------------

        FEATURES            THE HARTFORD'S LIFETIME INCOME BUILDER
-------------------------
Charge                     0.40% of the Benefit Amount
-------------------------  ----------------------------------------
Benefit Payment            5% of Benefit Amount
-------------------------  ----------------------------------------
Revocability               - Irrevocable
                           - Charge continues to be deducted until
                             we begin to make Annuity Payouts
-------------------------  ----------------------------------------
Step Up                    - Annual, automatically calculated,
                             unless opted out
-------------------------  ----------------------------------------
Lifetime Benefit Payments  - Available
-------------------------  ----------------------------------------
Death Benefit              - The Hartford's Lifetime Income Builder
                             Guaranteed Minimum Death Benefit
-------------------------  ----------------------------------------
Maximum Issue Age          - Age 75
-------------------------  ----------------------------------------
Investment Restrictions    - None, unless approved ownership
                             change.
-------------------------  ----------------------------------------
Spousal Continuation       - Available
-------------------------  ----------------------------------------



* For more information on the maximum Contract issue age please see the Section "How do I purchase the Contract?"



H. OTHER PROGRAMS AVAILABLE


We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a Program or fund closure, will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these Programs.


Dollar Cost Averaging Plus ("DCA Plus") Programs -- You may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers from our Fixed Accumulation Feature to any of the Sub-Accounts under either a 6-Month Transfer Program or 12-Month Transfer Program subject to Program rules. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and with the final transfer of the entire amount remaining in the Program.



The pre-authorized transfers will begin within 15 days of receipt of the Program Payment provided we receive complete enrollment instructions. If we do not receive complete Program


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enrollment instructions within 15 days of receipt of the initial Program
Payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, we will return your Program Payment to you for further instruction. If your Program Payment is less than the required minimum amount, we will apply it to your Contract according to your instructions on record for a subsequent Premium Payment.



Under the DCA Plus Programs, the credited interest rate is not earned on the full amount of your Premium Payment for the entire length of the Program. This is because Program transfers to the Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.



All Program Payments, including any subsequent Program Payment, must meet the Program minimum. Any subsequent Program Payments we receive during an active Program transfer period which are received during the same interest rate effective period will be credited to the current Program. Any subsequent Program Payments we receive during an active Program transfer period which are received during a different interest rate effective period will be used to start a new Program. That Program will be credited with the interest rate in effect on the date we start the new Program. Unless you send us different instructions, the new Program will be the same length of time as your current Program and will allocate the subsequent Program Payments to the same Sub-Accounts.



The DCA Plus Program may credit a higher interest rate but it does not ensure a profit or protect you against a loss in declining markets. Continuous or periodic investment programs neither insure a profit nor protect against a loss in declining markets. Because this program involves continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.



We may limit the total number of DCA Programs and DCA Plus Programs to 5 Programs open at any one time. We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.



You may elect to terminate the transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Sub-Accounts you selected for the Program.



We may discontinue, modify or amend the Programs or any other interest rate program we establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program. However, if an underlying fund closes to new Premium Payments and subsequent Premium Payments, it may also be closed to all Dollar Cost Averaging programs including the DCA Plus Program. In the event of a fund closure, We will contact you to determine your instructions as to future Program allocations. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.



Other Dollar Cost Averaging Programs -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Sub-Account into a different Sub-Account. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


InvestEase Program -- InvestEase is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

Automatic Income Program -- The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The minimum amount of each Surrender is $100. Amounts taken under this Program will count towards the Annual Withdrawal Amount, and if received prior to age 59 1/2, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment.

Asset Allocation Program -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers static model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the

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current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can only participate in one model at a time.

Asset Rebalancing -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can only participate in one model at a time.

Dollar Cost Averaging Programs -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Sub-Account into a different Sub-Account. The Earnings/ Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses.

If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


Continuous or periodic investment programs neither insure a profit nor protect against a loss in declining markets. Because this program involves continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.



6. DEFINITIONS



Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:



ACCOUNT: Any of the Sub-Accounts or the Fixed Accumulation Feature.



ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.



ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.



ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, Connecticut 06102-5085.



ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary.



ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.



ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.



ANNUITANT: The person on whose life the Contract is based. The Annuitant may not be changed after your Contract is issued.



ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.



ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.



ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.



ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.



ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.



BENEFICIARY: The person(s) entitled to receive a payout at death, if any, upon the death of the Contract Owner, joint Contract Owner or Annuitant.



BENEFIT AMOUNT: The basis used to determine the maximum payout guaranteed under The Hartford's Principal First, The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder.



BENEFIT PAYMENT: The maximum guaranteed Payment that may be withdrawn each Contract Year under The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder.


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CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.



CODE: The Internal Revenue Code of 1986, as amended.



COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.



CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitants death.



CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.



CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.



CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.



CONTRACT OWNER OR YOU: The owner or holder of the Contract described in this prospectus. We do not capitalize "you" in the prospectus.



CONTRACT VALUE: The total value of the Accounts on any Valuation Day.



CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.



DEATH BENEFIT: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.



DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.



FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature is called the Fixed Account.



GENERAL ACCOUNT: The General Account includes our company assets, including any money you have invested in the Fixed Accumulation Feature. The assets in the General Account are available to the creditors of Hartford.



THE HARTFORD'S PRINCIPAL FIRST: An option that can be added at an additional charge where, if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under The Hartford's Principal First in any Contract Year is 7% of the guaranteed amount.



THE HARTFORD'S PRINCIPAL FIRST PREFERRED: An option that can be added at an additional charge where, if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under The Hartford's Principal First Preferred in any Contract Year is 5% of the guaranteed amount.



JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.



LIFETIME BENEFIT PAYMENT: The maximum guaranteed amount that can be withdrawn each year until the first death of the any natural Owner (or Annuitant if a non-natural Owner), under The Hartford's Lifetime Income Builder The Lifetime Benefit Payment is available at the Contract Anniversary on or after the oldest Owner's 60th birthday.



MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value prior to the deceased's 81st birthday or the date of death, if earlier.



MAXIMUM CONTRACT VALUE: Under The Hartford's Lifetime Income Builder, the greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.



NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.



1933 ACT: The Securities Exchange Act of 1933, as amended.



1934 ACT: The Securities Exchange Act of 1934, as amended.



1940 ACT: The Investment Company Act of 1940, as amended.



NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.



PAYEE: The person or party you designate to receive Annuity Payouts.



PREMIUM PAYMENT: Money sent to us to be invested in your Contract.



PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.



REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must


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begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.



SPOUSE: A person related to a Contract Owner by marriage pursuant to the Code.



SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.



SURRENDER: A complete or partial withdrawal from your Contract.



SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.



THE HARTFORD'S LIFETIME INCOME BUILDER: An option that can be added for an additional charge that provides a minimum withdrawal benefit and a minimum Death Benefit. In your Contract this is called the Unified Benefit Design.



VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.



VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.



WE, US OR OUR: Hartford Life Insurance Company.



7. OTHER INFORMATION



ASSIGNMENT -- A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract. If you elect The Hartford's Lifetime Income Builder, the benefits thereunder cannot be assigned.



A qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law. Please consult a qualified tax adviser before assigning your contract.


CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.


HOW CONTRACTS ARE SOLD -- Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours. The securities will be sold by individuals who represent us as insurance agents and who are registered representatives of Broker-Dealers that have entered into distribution agreements with HSD.


Upfront commissions paid by Hartford will not be more than 7% of Premium Payments. Trail commissions will not be more than 1% of Contract Value. From time to time Hartford may also pay or permit other promotional incentives, in cash or credit or other compensation.


Additional Compensation to Broker-Dealers, Financial Institutions and Other Persons ("Financial Intermediaries") -- In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and 12b-1 fees, the distributor or its affiliates pay, out of their own assets, significant additional compensation ("Additional Payments") to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the variable annuity contracts ("Contracts") based on a number of factors. While this additional compensation is not paid directly by you, it could or might be assumed to have impact on recommendations made by these Financial Intermediaries.


With the exception of certain compensation arrangements discussed herein, and "Negotiated Additional Amounts" defined below, these Additional Payments, which are generally based on average net assets (or on aged assets i.e., assets held over one year) and on sales of the Contracts attributable to a particular Financial Intermediary, may, but are normally not expected to, exceed, in the aggregate 0.12% of the average net assets of the Contracts attributable to a particular Financial Intermediary. A listing of Financial Intermediaries to whom the distributor makes such Additional Payments is provided below. Separate Additional Payments may also be made in connection with the sale and distribution of the Contracts in such forms as, among others, "due diligence" payments and "marketing support" fees ("Negotiated Additional Amounts"), as discussed in greater detail below. With the exception of certain Negotiated Additional Amounts specifically discussed herein, payments of Negotiated Additional Amounts did not exceed $12 million per Financial Intermediary for the calendar year ended December 31, 2004. These Additional Payments and Negotiated Additional

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Amounts may, in some cases, act as a financial incentive for a Financial
Intermediary to recommend the purchase of one Contract over another Contract. Please consult your Financial Intermediary for more information.

Distribution Arrangements -- Contracts issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively "Hartford Life") are continuously offered and sold by selected broker-dealers who have selling agreements with Hartford Life. Except as discussed below, Hartford Life bears all the expenses of providing services pursuant to Contracts including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature.

In addition to the commissions described herein, Hartford Life and its affiliates pay, out of their own assets, Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Contracts. Certain Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary, on sales of the Contracts attributable to a particular Financial Intermediary, and/or on reimbursement of related sales expenses. Such Additional Payments are generally made for the placement of the Contracts on a Financial Intermediary's list of annuity products available for purchase by its customers. Separate Additional Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the annuity products and payments for providing training and information relating to the annuity product and (2) "marketing support" fees for providing assistance in promoting the sale of the annuity product. (Negotiated Additional Amounts). Subject to NASD regulations, Hartford Life and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of the Contracts, as well as sponsor various annuity product educational programs, sales contests and/or promotions in which Financial Intermediaries that participate may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. Hartford Life and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may be different for different Financial Intermediaries, will not change the price an investor will pay for the Contracts or the amount that a registered representative will receive from such sale. These Additional Payments and Negotiated Additional Amounts may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one annuity product over another annuity product. Please consult your Financial Intermediary for more information.

As of December 31, 2004 Hartford Life has entered into arrangements to make Additional Payments that are generally based on average net assets (or on aged assets) attributable to a particular Financial Intermediary, on sales of the Contracts attributable to a particular Financial Intermediary, and/or on reimbursement of related sales expenses to A.G. Edwards & Sons, Inc., Advest, Inc., AIG Advisors Group, AMSouth Investment Services, Inc., Bancwest Investment Services, Inc., Cadaret Grant & Co., Inc., Capital Analyst Inc., Capital Investment Group, Inc., Centaurus Financial, Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage, Inc., Cuso Financial Services, L.P., Duerr Financial Corporation, Edward D. Jones & Co., L.P., FFP Securities, Inc., Fifth Third Securities, First Citizens Investor Services, First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Harbour Investments, Inc., Heim & Young Securities, The Huntington Investment Company, Infinex Financial Group, ING Advisors Network, Investacorp, Inc., Investment Professionals, Inc., James T. Borello & Co., Jefferson Pilot Securities Corporation, J.J.B. Hilliard, W.L. Lyons, Inc., Legg Mason Wood Walker, Incorporated, Lincoln Financial, Linsco/Private Ledger Corp., M&T Securities, Merrill Lynch Pierce Fenner & Smith, First Montauk Securities Corp., Morgan Keegan & Company, Inc., Morgan Stanley & Co., Incorporated, Mutual Service Corporation, National Planning Holding, NEXT Financial Group, Inc., NFP Securities, Inc., Parker/Hunter Incorporated, Pension Planners, PFIC Securities Corporation, Piper Jaffray & Co., Prime Capital Services, Inc., Prospera Financial Services, Inc., Raymond James Financial Services, RBC Dain Rauscher Inc., Securities America, Inc., Sigma Financial Corporation, Southtrust Securities, Inc., Stifel Nicolaus & Company, Incorporated, TFS
Securities, Inc., The Investment Center, Inc., Triad Advisors, Inc., UBS Financial Services, Inc., Uvest Financial Services Group Inc., Wachovia Securities, LLC., Walnut Street Securities, Inc., Wells Fargo Brokerage Services, L.L.C., WM Financial Services, Inc., Woodbury Financial Services, Inc., XCU Capital Corporation, Inc. Hartford Life may enter into arrangements with other Financial Intermediaries to make such Additional Payments. Separate Additional Payments in the form of Negotiated Additional Amounts may also be made to the above-listed Financial Intermediaries and to other Financial Intermediaries.

The Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Contracts are negotiated based on a range of qualitative factors, including, but not limited to, access and opportunity to provide product education and training, assistance with the development and implementation of joint marketing and business plans, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the fiscal year ended December 31, 2004, Hartford Life or its affiliates paid approximately $50 million in total Additional Payments, including Negotiated Additional Amounts to Financial Intermediaries.

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The Contract may be sold directly to certain individuals under certain circumstances that do not involve payment of any sales compensation to a registered representative. In such case, Hartford will credit the Contract with an additional 5.0% of the Premium Payment. This additional percentage of Premium Payment in no way affects present or future charges, rights, benefits or current values of other Contract Owners. The following class of individuals are eligible for this feature: (1) current or retired officers, directors, trustees and employees (and their families) of the ultimate parent and affiliates of Hartford; and (2) employees and registered representatives (and their families) of registered broker-dealers (or their financial institutions) that have a sales agreement with Hartford and its principal underwriter to sell the Contracts.


LEGAL MATTERS


There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford, which includes Hartford Life Insurance Company ("HLIC") and its affiliates, has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues.



The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The funds are available for purchase by the separate accounts of different variable universal life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between sub-accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity products, The Hartford's ability to restrict transfers by these owners is limited. In February 2005, The Hartford agreed in principle with the Boards of Directors of the funds to indemnify the funds for any material harmed caused to the funds from frequent trading by these owners. The specific terms of the indemnification have not been determined. The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford also has received a subpoena from the New York Attorney General's Office requesting information related to the Company's group annuity products. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office and other regulatory agencies.



To date, neither the SEC's and New York Attorney General's market timing investigation nor the SEC's directed brokerage investigation has resulted in either regulator initiating any formal action against The Hartford. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The potential timing of any such action is difficult to predict. Based on The Hartford's discussions with the SEC and the New York Attorney General's Office and its own analysis, Hartford Life, Inc. ("Hartford Life"), an indirect subsidiary of The Hartford, recorded a charge of $66 million to establish a reserve for these matters during the first quarter of 2005. This reserve is an estimate; in view of the uncertainties regarding the timing and outcome of any payments relating to these types of regulatory investigations, as well as the tax-deductibility, if any, and any potential deferred acquisition cost effects (though no deferred acquisition cost effects are included in this estimate) that may be applicable, it is possible that the ultimate cost to Hartford Life of these matters may exceed or be below the reserve amount, perhaps by a significant amount. It is reasonably possible that HLIC, an indirect subsidiary of Hartford Life, may ultimately be liable for all or a portion of the ultimate cost to Hartford Life. However, the ultimate liability of the Company, if any, is not reasonably estimable at this time.



The Hartford has received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. Additionally, The Hartford has received a subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a sub-account of a tax-qualified plan or was subsequently put into a tax qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in connection with these matters.



Also, The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. Further, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured


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settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters. The Hartford does not expect any such action to result in a material adverse effect on the separate accounts or on the HLS funds that serve as underlying investments for those accounts.


In addition, The Hartford has been served with five putative national class actions, now consolidated into a single putative class action, IN RE HARTFORD MUTUAL FUNDS FEE LITIGATION, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford's Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the Retail Funds themselves and the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the separate accounts or on the HLS funds that serve as underlying investments for those accounts.
MORE INFORMATION


You may call your Registered Representative if you have any questions or write or call us at the address above.


FINANCIAL STATEMENTS

You can find financial statements of the Separate Account and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.


STATE VARIATIONS


The following section describes modifications to this prospectus required by one or more state insurance departments:



- ALABAMA -- We will accept subsequent Premium Payments only during the first Contract Year.



- CALIFORNIA -- Any Contract Owner 60 years old or older when purchasing this Contract in the state of California must either: Elect the Senior Protection program, or elect to immediately allocate the initial Premium Payments to the other investment options.



Under the Senior Protection Program we will allocate your initial Premium Payment to the Hartford Money Market HLS Fund Sub-Account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions.



If you elect the Senior Protection Program you will not be able to participate in any InvestEase or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in the Hartford Money Market HLS Fund Sub-Account unless you direct otherwise.



You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from the Hartford Money Market HLS Fund Sub-Account to another investment option.



When you terminate your participation in the Senior Protection Program:



- you may reallocate your Contract Value in the Program to other investment options; or



- we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested.



- CONNECTICUT -- For Contracts issued in the state of Connecticut, there are no investment restrictions on the Sub-Accounts you may invest in while subject to The Hartford's Principal First Preferred benefit.



If you elect The Hartford's Principal First Preferred, and your Contract was issued in the state of Connecticut, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equals or exceeds $100,000.



Contingent Deferred Sales Charges for Connecticut residents purchasing Hartford Director M Plus are 8, 8, 8, 7, 6, 5, 4, 3, 0%.



- OREGON -- If you purchase your Contract in Oregon, we will accept subsequent Premium Payments only during the first three Contract Years. Oregon Contract Owners may only sign up for DCA Plus Programs that are 6 months or longer.



- MASSACHUSETTS -- If you purchase your Contract in Massachusetts, we will accept subsequent Premium Payments only until


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  the Annuitants 63rd birthday or the third Contract Anniversary, whichever is later.



- MINNESOTA, NEW YORK AND WASHINGTON -- The MAV Plus Death Benefit is not available for Contracts issued in Washington, New York or Minnesota. There is a different optional Death Benefit called the Maximum Anniversary Value Death Benefit for Contracts issued in Washington, New York or Minnesota. The charge is 0.30% of average daily Sub-Account Value.


The optional Death Benefit is different for Contracts issued in Washington, New York or Minnesota. We call this optional Death Benefit the "Maximum Anniversary Value Death Benefit."


There is an additional charge we deduct on a daily basis that is equal to an annual charge of 0.30% of your Contract Value invested in the Sub-Accounts for this benefit. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.



The Maximum Anniversary Value Death Benefit is described below. It is the greatest of:



- Your Contract Value on the date we receive proof of death;



- Total Premium Payments adjusted for any partial Surrenders; or



- Your Maximum Anniversary Value.



NEW YORK -- We will not recalculate The Hartford's Principal First or The Hartford's Principal First Preferred Benefit Amount if you change the ownership or assign your Contract to someone other than your spouse.



PENNSYLVANIA -- Contingent Deferred Sales Charges for Pennsylvania residents purchasing Hartford Director M Plus are 8, 8, 8, 7, 6, 5, 4, 3, 0%.



SOUTH CAROLINA AND WASHINGTON -- We do not deduct an Annual Maintenance Fee for Contracts issued in South Carolina and Washington if it will cause the rate of interest credited to your Contract Value in the Fixed Accumulation Feature to fall below state minimum requirements.



NEW JERSEY, NEW YORK, OKLAHOMA AND OREGON -- AIRS are the following: 3% and 5%.



MASSACHUSETTS, NEW JERSEY AND NEW YORK -- The Nursing Home Waiver is not approved.



8. FEDERAL TAX CONSIDERATIONS


A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized

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capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to the Contracts.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

  1. NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under
Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "owner" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of an "owner." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "owner." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

  2. OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

    a. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

  i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract value (determined without regard to surrender charges) is an appropriate measure. However, the IRS could take the position that the value should be the current Contract value (determined without regard to surrender charges) increased by some measure of the value of certain future benefits.

 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the

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    Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

 vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

    b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

  i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

    c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

    d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.

  i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

 ii. The 10% penalty tax will not apply to the following distributions:

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3. Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary). In determining whether a payment stream designed to satisfy this exception qualifies, it is possible that the IRS could take the position that the entire interest in the Contract should include not only the current Contract value, but also some measure of the value of certain future benefits.

    5. Distributions made under certain annuities issued in connection with structured settlement agreements.

    6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied RETROACTIVELY TO ALL THE PRIOR PERIODIC PAYMENTS (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

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    e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE
       EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract,
(2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

    f. REQUIRED DISTRIBUTIONS.

  i. Death of Contract Owner or Primary Annuitant

    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

    1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

    2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

    3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

 ii. Alternative Election to Satisfy Distribution Requirements

    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

 iii. Spouse Beneficiary

    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

    g. ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered intofor tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

    h. PARTIAL EXCHANGES.

The IRS in Rev. Rul. 2003-76 has confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering
(1) under what circumstances it should treat a partial exchange followed by such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code
Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Accordingly, we advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.

  3. DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

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In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

  4. TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

For instance, the IRS in Rev. Rul. 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). More specifically, Rev. Rul. 2003-92 extended this "public availability" doctrine to interests in a non-registered limited partnership that are not publicly traded but are available directly to qualified buyers through private placements (as well as through variable contracts), holding that such limited partnership interests should be treated as owned directly by a variable contract owner (and not by the insurer). By contrast, where such limited partnership interests are available exclusively through the purchase of a variable insurance contract, Rev. Rul. 2003-92 held that such investment assets should be treated as owned by the insurer (and not by the contract owner). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts.

The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. FEDERAL INCOME TAX WITHHOLDING


The portion of an amount received under a Contract that is taxable gross income to the payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:



    1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally, we are required to withhold 10 percent of the includable amount of distribution.



    2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested.


E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be

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used and the general explanation of the tax features of such plans.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS


The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.


G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-spouse beneficiary who either is
(1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code
Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code
Section 72(e)(4)(C)(iii) and Section 1015.
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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------
    Safekeeping of Assets
--------------------------------------------------------
    Experts
--------------------------------------------------------
    Non-Participating
--------------------------------------------------------
    Misstatement of Age or Sex
--------------------------------------------------------
    Principal Underwriter
--------------------------------------------------------
PERFORMANCE RELATED INFORMATION
--------------------------------------------------------
    Total Return for all Sub-Accounts
--------------------------------------------------------
    Yield for Sub-Accounts
--------------------------------------------------------
    Money Market Sub-Accounts
--------------------------------------------------------
    Additional Materials
--------------------------------------------------------
    Performance Comparisons
--------------------------------------------------------
ACCUMULATION UNIT VALUES
--------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------

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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.


The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts, accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.



THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/ OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.



The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.



We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.



1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")



In addition to "traditional" IRAs governed by Code Sections 408(a) and
(b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A , SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code
Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or
457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.



TRADITIONAL IRAS Traditional IRAs are subject to limits on the amounts that may be contributed each year (which contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code
Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.



You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into your Traditional IRA under certain circumstances, as indicated


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below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plan if the distribution is not transferred directly to your Traditional IRA.



IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



SEP IRAS Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



SIMPLE IRAS The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code
Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



[A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.



We currently do not serve as the Designated Financial Institution for any employer's SIMPLE Plan. Accordingly, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan, and if you choose, arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.]



ROTH IRAS Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA to a Roth IRA will subject the amount held in the converted Traditional IRA to federal income tax. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA and under limited circumstances, as indicated below. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(K) PLAN



Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described


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below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.



In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefit once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.



3. TAX SHELTERED ANNUITY UNDER SECTION 403(b) ("TSA")



Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" contract ("TSA") and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, such contributions may not exceed the lesser of an annual dollar limit (e.g., $40,000) or 100% of the employee's "includable compensation" for his most recent full year of service, subject to other adjustments. Special provisions may allow certain employees to elect a different overall limitation.



A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:



    a.  after the employee reaches age 59 1/2;



    b.  upon the employee's separation from service;



    c.  upon the employee's death or disability; or



    d. in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).



Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.



Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below.



4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")



Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. In addition, under Code Section 457(d) a
Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).



All of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors.



5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS



Except under certain circumstances in the case of Roth IRAs, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.



For non-periodic amounts from certain Qualified Contracts or Plans, Code
Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type


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of Qualified Contract or Plan. For instances, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.



In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below. Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.



6. PENALTY TAXES FOR QUALIFIED PLANS



Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.



A. PENALTY TAXES ON PREMATURE DISTRIBUTIONS Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:



- made to a beneficiary (or to the employee's estate) on or after the employee's death;



- attributable to the employee's becoming disabled under Code Section 72(m)(7);



- part of a series of substantially equal periodic payments (not less frequently than annually -- "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;



- (except for IRAs) made to an employee after separation from service after reaching age 55; or



- not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.



In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:



- made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;



- not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or



- for a qualified first-time home buyer and meets the requirements of Code
  Section 72(t)(8).



If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied RETROACTIVELY TO ALL THE PRIOR PERIODIC PAYMENTS (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and
(b) 5 years have elapsed since the first of these periodic payments.



For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.



B. RMDS AND 50% PENALTY TAX If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.



An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:



- the calendar year in which the individual attains age 70 1/2, or



- (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.



The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --



    (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or



    (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.



If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.



If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.



The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth


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IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.



The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.



In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.



7. TAX WITHHOLDING FOR QUALIFIED PLANS



Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."



Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens or resident aliens of the United States.



Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.



8. ROLLOVER DISTRIBUTIONS



The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.



For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g., a TSA) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g., a TSA that is subject to the same kinds of salary reduction restrictions). Such a "direct transfer" between the same kind of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.



By contrast, an amount distributed from one type of Plan (e.g., a TSA) into a different type of Plan (e.g., a Traditional IRA) generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan fiduciary) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient.



Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either:



    a.  an RMD amount;



    b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or



    c.  any distribution made upon hardship of the employee.



Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct


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rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457(e)(16), a
"direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.



Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).



Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse), Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.


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APPENDIX II -- DEATH BENEFIT -- EXAMPLES

PREMIUM SECURITY DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000.

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- Total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000]

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $106,000 = $143,903]; the lesser
  (a) and (b) is $106,000.

The Premium Security Death Benefit is the greatest of these three values, which is $117,403.

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EXAMPLE 2

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)]

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and
  (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser
  (a) and (b) is $83,571.

The Premium Security Death Benefit is the greatest of these three values, which is $120,000.

ADJUSTMENT FOR PARTIAL SURRENDER FOR TOTAL PREMIUM PAYMENTS

The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

ADJUSTMENT FOR PARTIAL SURRENDER FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 - $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

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ASSET PROTECTION DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000.

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $106,000 = $143,903]; the lesser
  (a) and (b) is $106,000.

The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.

EXAMPLE 2

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857.

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

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MAV PLUS DEATH BENEFIT WITH PREMIUM SECURITY DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

- You made a single Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR EARNINGS PROTECTION BENEFIT

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 - $100,000 - $0 + $0 = $9,273]

Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

Hartford would calculate the Contract gain as follows:

- Contract Value on the day we receive proof of Death [$117,403],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

- Add any adjustments for partial Surrenders [$0],

So the Contract gain equals $17,403.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($0),

Which equals $100,000. The cap is 200% of $100,000, which is $200,000.

PREMIUM SECURITY DEATH BENEFIT AMOUNT IS $117,403. (See Example 1 under Premium Security Death Benefit for details of calculation.)

ADJUSTED TOTAL PREMIUM PAYMENT AMOUNT IS $92,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)

MAV PLUS DEATH BENEFIT

In this situation the cap does not apply, so Hartford takes the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% ($17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the death benefit.

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EXAMPLE 2

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

- You made a single Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below))

- On the day we receive proof of Death, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 - $100,000 - $0 + $0 = $50,000]

Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.

CALCULATION OF CONTRACT GAIN

Hartford would calculate the Contract gain as follows:

- Contract Value on the day we receive proof of Death [$120,000],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

- Add any adjustments for partial Surrenders [$10,000],

So the Contract gain equals $30,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($10,000),

Which equals $90,000. The cap is 200% of $90,000, which is $180,000.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 - $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 - $10,000 = $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and adds that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.

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APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

- Your Benefit Amount is $100,000, which is your initial Premium Payment.

- Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

- Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.

EXAMPLE 7: IF YOU ELECT TO "STEP-UP" THE HARTFORD'S PRINCIPAL FIRST AFTER THE 5TH YEAR, ASSUMING YOU HAVE MADE NO WITHDRAWALS, AND YOUR CONTRACT VALUE AT THE TIME OF STEP-UP IS $200,000, THEN

- We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

- Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

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APPENDIX IV -- THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST PREFERRED WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

- Your Benefit Amount is $100,000, which is your initial Premium Payment.

- Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $7,500, which is your prior Benefit Payment ($5,000) plus 5% of your additional Premium Payment ($2,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

- Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

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APPENDIX V -- ACCUMULATION UNIT VALUES

There is no information available for the Sub-Accounts because as of December 31, 2004, the Sub-Accounts had not commenced operations.

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APPENDIX VI -- THE HARTFORD'S LIFETIME INCOME BUILDER -- EXAMPLES



FOR ALL EXAMPLES YOUR GUARANTEED MINIMUM DEATH IS THE GREATER OF THE BENEFIT AMOUNT AND THE CONTRACT VALUE ON THE DATE OF DUE PROOF OF DEATH.



EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S LIFETIME INCOME BUILDER WHEN YOU PURCHASE YOUR CONTRACT, YOU ARE YOUNGER THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.



- Your Benefit Amount is $100,000, which is your initial Premium Payment.



- Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.



- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be set equal to the Benefit Amount on the Contract Anniversary immediately following the Oldest Owner's 60th birthday.



EXAMPLE 2: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU MAKE NO ADDITIONAL PREMIUM PAYMENTS AND TAKE NO WITHDRAWALS DURING THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $105,000.



- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value (105,000) divided by the Maximum Contract Value (100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (105,000 / 100,000) -1 = .05 = 5%



- Your Benefit Amount is $105,000, which is your previous Benefit Amount multiplied by the automatic Benefit Amount increase.



- Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $105,000 * .004 = $420, this amount is deducted from the Contract Value.



EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.



- Your initial Benefit Amount is $100,000.



- Your Benefit Payment is $5,000.



- After the partial Surrender of $1,000, your Benefit Amount is $99,000.



- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.



- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value (95,000) divided by the Maximum Contract Value (100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (95,000 / 100,000) -1 = -.05 subject to the minimum of 0%



- Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.



- Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $99,000 * .004 = $396, this amount is deducted from the Contract Value.



EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 3. ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2 AND THAT, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.



- At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.



- Your Benefit Payment is $5,000.



- Your Benefit Amount after the premium payment is $119,000.



- Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.


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EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 4. ASSUME THAT ON THE FOLLOWING
ANNIVERSARY (THE END OF CONTRACT YEAR 2) THE CONTRACT VALUE IS $118,000 AND THAT NO WITHDRAWALS WERE TAKEN IN CONTRACT YEAR 2.



- After Premium Payment, your Benefit Amount is $119,000.



- Your Benefit Payment is $5,950.



- At the anniversary, we calculate the automatic Benefit Amount increase. The ratio is the Contract Value (118,000) divided by the Maximum Contract Value (120,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (118,000 / 120,000) -1 = -.01667 subject to a minimum of 0%



- Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.



- Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $119,000 * .004 = $476, this amount is deducted from the Contract Value.



EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 5. ASSUME THAT IN THE THIRD CONTRACT YEAR, A $35,000 PARTIAL SURRENDER IS TAKEN. THE PARTIAL SURRENDER INCLUDES CDSC. THE WITHDRAWAL LOWERED THE CONTRACT VALUE FROM $115,000 TO $80,000.



- At the beginning of Contract Year 3, your initial Benefit Amount is $119,000.



- Your Benefit Payment is $5,950.



- Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows
    - (i) the Contract Value immediately following the partial withdrawal:
80,000
    - (ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: 119,000 - 35,000 = 84,000



- Your new Benefit Amount is $80,000.



- Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.



EXAMPLE 7: ASSUME THAT ON THE CONTRACT ANNIVERSARY IMMEDIATELY FOLLOWING THE OLDEST OWNER'S 60TH BIRTHDAY, THE CONTRACT VALUE IS $200,000.



- Your Benefit Amount after the automatic increase calculation is $200,000.



- Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $200,000 * .004 = $800, this amount is deducted from the Contract Value.



EXAMPLE 8: ASSUME THE OWNER WITHDRAWS $9,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.



- Your Benefit Amount is $80,000 before the partial Surrender.



- Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.



- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.



- Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.



EXAMPLE 9: ASSUME THE OWNER WITHDRAWS $12,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.



- Your Benefit Amount is $80,000 before the partial Surrender.



- Your Benefit Amount after the partial Surrender is $68,000.



- It is the lesser of Contract Value after the partial Surrender (73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.



- Your Benefit Amount will reset to $3,400, which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.



- Your Lifetime Benefit Payment will reset to $3,400, which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

To obtain a Statement of Additional Information, please complete the form below and mail to:

      Hartford Life Insurance Company
      Attn: Investment Product Services
      P.O. Box 5085
      Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information for Series I of The Director M Select Outlook variable annuity to me at the following address:

---------------------------------------------------
                                      Name

----------------------------------------------------------------
                                    Address

----------------------------------------------------------------
   City/State                                                        Zip Code

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                        HARTFORD LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT THREE

                   SERIES I OF THE DIRECTOR M SELECT OUTLOOK

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.

To obtain a prospectus, send a written request to Hartford Life Insurance Company Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.


Date of Prospectus: November 1, 2005
Date of Statement of Additional Information: November 1, 2005


TABLE OF CONTENTS

GENERAL INFORMATION                                                2
----------------------------------------------------------------------
    Safekeeping of Assets                                          2
----------------------------------------------------------------------
    Experts                                                        2
----------------------------------------------------------------------
    Non-Participating                                              2
----------------------------------------------------------------------
    Misstatement of Age or Sex                                     2
----------------------------------------------------------------------
    Principal Underwriter                                          2
----------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION                                    2
----------------------------------------------------------------------
    Total Return for all Sub-Accounts                              2
----------------------------------------------------------------------
    Yield for Sub-Accounts                                         3
----------------------------------------------------------------------
    Money Market Sub-Accounts                                      3
----------------------------------------------------------------------
    Additional Materials                                           3
----------------------------------------------------------------------
    Performance Comparisons                                        4
----------------------------------------------------------------------
ACCUMULATION UNIT VALUES                                           5
----------------------------------------------------------------------
FINANCIAL STATEMENTS                                            SA-1
----------------------------------------------------------------------

2                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS


The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 24, 2005 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in its method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004), and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account Three (the "Account") as of December 31, 2004, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period ended December 31, 2004 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 24, 2005, which are both included in this Statement of Additional Information and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. ("HSD"). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2004: $1,245,453; 2003: $1,870,390; and 2002: $2,540,909.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.

HARTFORD LIFE INSURANCE COMPANY                                                3
--------------------------------------------------------------------------------

The formula Hartford uses to calculate standardized total return is P(1+T)TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period. This figure reflects deductions for the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee.

The formula Hartford uses to calculate yield is: YIELD = 2[(a-b/cd +1)TO THE POWER OF 6 -1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

A money market fund Sub-Account may advertise yield and effective yield. Yield and effective yield figures reflect the deductions for the Contract, which include the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR." Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR X (365/7), where BPR = (A-B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

4                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

Hartford may also compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance, such as:

- The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

- The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. The Nasdaq Composite includes over 5,000 companies. On February 5, 1971, the Nasdaq Composite Index began with a base of 100.00.

- The Morgan Stanley Capital International EAFE Index (the "EAFE Index") of major markets in Europe, Australia and the Far East is a benchmark of international stock performance. The EAFE Index is "capitalization weighted," which means that a company whose securities have a high market value will contribute proportionately more to the EAFE Index's performance results than a company whose securities have a lower market value.

- The Lehman Brothers High Yield Corporate Index is a broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

- The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

HARTFORD LIFE INSURANCE COMPANY                                                5
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES

There is no information available for the Sub-Accounts because as of December 31, 2004, the Sub-Accounts had not commenced operations.

                                    PART A

HUNTINGTON DIRECTOR M OUTLOOK
SEPARATE ACCOUNT THREE
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085


[ICON]      1-800-862-6668 (CONTRACT OWNERS)
            1-800-862-7155 (REGISTERED REPRESENTATIVES)
[ICON]      WWW.HARTFORDINVESTOR.COM


                                                             [THE HARTFORD LOGO]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This prospectus describes information you should know before you purchase Series I of Huntington Director M Outlook variable annuity or make subsequent premium payments. Please read it carefully and keep it for your records.



This variable annuity is a contract between you and Hartford Life Insurance Company ("us," "we" or "our") where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:


X  Flexible, because you may add Premium Payments at any time.


X Tax-deferred, which means you may not have to pay taxes until you take money out or until we start to make Annuity Payouts.



X Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.



You must allocate your Premium Payment to "Sub-Accounts." The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors ("Funds"). These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following portfolio companies: AllianceBernstein Variable Products Series Fund, Inc., Fidelity Variable Insurance Products, Hartford HLS Series Fund II, Inc., Hartford Series Fund, Inc., Huntington VA Funds, Lord Abbett Series Fund, Inc., Oppenheimer Variable Accounts Funds, Putnam Variable Trust, the Universal Institutional Funds Inc., and Van Kampen Life Investment Trust. The Funds are described in greater detail in Section 3.



You may also allocate some or all of your Premium Payment to the Fixed Accumulation Feature, which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our assets like the assets of the Separate Account.



You should keep this prospectus for your records. You can also contact us to get a Statement of Additional Information free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov). You may also obtain a copy of this prospectus and the Statement of Additional Information, as amended from time to time, in a compact disk by contacting us.



This Contract IS NOT:


- A bank deposit or obligation

- Federally insured

- Endorsed by any bank or governmental agency


This Contract and its features may not be available for sale in all states. Please refer to the "State Variations" discussion in Section 7 for additional information about variations in fees and features based on specific state requirements.

--------------------------------------------------------------------------------

PROSPECTUS DATED: NOVEMBER 1, 2005
STATEMENT OF ADDITIONAL INFORMATION DATED: NOVEMBER 1, 2005

2
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


TABLE OF CONTENTS



                                                                            PAGE
--------------------------------------------------------------------------------
1. HIGHLIGHTS                                                                 3
--------------------------------------------------------------------------------
2. SYNOPSIS                                                                   6
--------------------------------------------------------------------------------
3. GENERAL CONTRACT INFORMATION                                               9
--------------------------------------------------------------------------------
  Hartford Life Insurance Company                                             9
--------------------------------------------------------------------------------
  The Separate Account                                                        9
--------------------------------------------------------------------------------
  The Funds                                                                   9
--------------------------------------------------------------------------------
  Fixed Accumulation Feature                                                 16
--------------------------------------------------------------------------------
4. PERFORMANCE RELATED INFORMATION                                           16
--------------------------------------------------------------------------------
5. THE CONTRACT                                                              17
--------------------------------------------------------------------------------
  a.  Purchases and Contract Value                                           17
--------------------------------------------------------------------------------
  b. Charges and Fees                                                        22
--------------------------------------------------------------------------------
  c.  The Hartford's Principal First and The Hartford's Principal First
  Preferred                                                                  24
--------------------------------------------------------------------------------
  d. Death Benefits                                                          28
--------------------------------------------------------------------------------
  e.  The Hartford's Lifetime Income Builder                                 32
--------------------------------------------------------------------------------
  f.  Surrenders                                                             36
--------------------------------------------------------------------------------
  g.  Annuity Payouts                                                        38
--------------------------------------------------------------------------------
  h.  Other Programs Available                                               42
--------------------------------------------------------------------------------
6. DEFINITIONS                                                               44
--------------------------------------------------------------------------------
7. OTHER INFORMATION                                                         46
--------------------------------------------------------------------------------
  Legal Matters                                                              48
--------------------------------------------------------------------------------
  More Information                                                           49
--------------------------------------------------------------------------------
  Financial Statements                                                       49
--------------------------------------------------------------------------------
  State Variations                                                           49
--------------------------------------------------------------------------------
8. FEDERAL TAX CONSIDERATIONS                                                50
--------------------------------------------------------------------------------
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                     56
--------------------------------------------------------------------------------
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS           57
--------------------------------------------------------------------------------
APPENDIX II -- DEATH BENEFIT -- EXAMPLES                                     63
--------------------------------------------------------------------------------
APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES                   67
--------------------------------------------------------------------------------
APPENDIX IV -- THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- EXAMPLES          68
--------------------------------------------------------------------------------
APPENDIX V -- ACCUMULATION UNIT VALUES                                       69
--------------------------------------------------------------------------------
APPENDIX VI -- THE HARTFORD'S LIFETIME INCOME BUILDER -- EXAMPLES            70
--------------------------------------------------------------------------------

                                                                               3
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


1. HIGHLIGHTS



Below is some important information about your variable annuity Contract. To purchase a Contract you must complete our application or order request and submit it to us for approval with your first Premium Payment.



A. MAXIMUM ISSUE AGE:



Subject to State variations (see Section 7), the Annuitant, Contract Owner or Joint Contract Owner cannot be older than age 85 on the date your Contract is issued. For more information, see question Sections 1(h) and 5(a). We, or any financial adviser, may refuse to sell a Contract to any person based on age and other relevant criteria.



B. INITIAL INVESTMENT: For more information, see Section 5(a).



- $1,000 minimum investment.



- $500 with enrollment in the InvestEase-Registered Trademark- Program.



- Premium Payments may not exceed $1 million without our prior approval.



MINIMUM ADDITIONAL INVESTMENTS: $500 (other than investments made through InvestEase Program)



INVESTEASE PROGRAM: This program allows systematic additional investments of as little as $50 from a checking or savings account into your Contract monthly or quarterly.



RIGHT TO CANCEL PERIOD: For a limited time, usually within ten days after you receive your Contract, you may cancel your Contract without a Contingent Deferred Sales Charge. This "free look" period may be from ten to thirty-five days depending on your state. You may be subject to market losses or gains prior to our receipt of your request for cancellation. See "State Variations" in
Section 7 for more information.



C. IS THE FIXED ACCUMULATION FEATURE AVAILABLE? /X/ YES / / NO [see Section 3]



D. CONTINGENT DEFERRED SALES CHARGES:



There may be a variety of sales arrangements available for you to purchase a contract from us. These choices may range from contracts with no sales charges, front-end or Contingent Deferred Sales Charges, and contracts that offer Payment Enhancements (bonus feature). This Contract is subject to a Contingent Deferred Sales Charge when you make a full or partial Surrender of your Contract, subject to certain exceptions. The percentage used to determine your Contingent Deferred Sales Charge is:



YEAR                       1   2   3   4   5   6   7   8
---------------------------------------------------------
CHARGE                     7%  7%  7%  6%  5%  4%  3%  0%
---------------------------------------------------------



For more information, see Sections 2, 5(b) and 7.



NURSING HOME SALES CHARGE WAIVER: Should the need arise for the Annuitant, Owner or Joint Owner to enter a nursing home or hospital, you can access money from your Contract -- with no Contingent Deferred Sales Charges -- to help pay these expenses. Certain requirements must be met, including:



- The benefit will only apply to Premium Payments made prior to the nursing home or hospital stay;



- The nursing home or hospital stay must be prescribed by a physician; and



- The stay in the nursing home or hospital must exceed 180 consecutive days.



See "State Variations" in Section 7 for more information.



ANNUAL WITHDRAWAL AMOUNT: This is the amount we will allow you to receive annually without a Contingent Deferred Sales Charge.



- YEARS 1-7: 10% of total Premium Payments per Contract year on a non-cumulative basis.



- AFTER YEAR 7: 100% of any earnings, and Premium Payments invested more than 7 years plus 10% of Premium Payments invested for less than 7 years.



While we provide several ways for you to access your money, not all of your Premiums may be easily accessible. For instance, if you are less than 59 1/2 when you make a Surrender, you may have to pay a federal income tax penalty on the money you take out. Your Premiums are also subject to market risk based on the sub-account performance. See Section 1(h) for more information.



E. CONTRACT CHARGES:



- MORTALITY AND EXPENSE RISK CHARGE: 0.95% annually, charged daily from Sub-Account Value.



- ADMINISTRATIVE CHARGE: 0.20% annually, charged daily from Sub-Account Value.



- ANNUAL MAINTENANCE FEE: $30, waived for Contract Anniversary and Surrender values of $50,000 and over.



- PREMIUM TAXES: These are taxes paid to state or municipal authorities and range up to 3.5% of Premiums paid.



OPTIONAL BENEFIT CONTRACT CHARGES:



- MAV PLUS DEATH BENEFIT: 0.30% annually, charged daily from Sub-Account Value. [Not available if the Owner(s) or Annuitant is age 76 or older]



- THE HARTFORD'S PRINCIPAL FIRST: 0.50% annually, charged daily from Sub-Account Value. [Limited in qualified Contracts to Owner/Annuitants age 80 or younger]



- THE HARTFORD'S PRINCIPAL FIRST PREFERRED: 0.20% annually, charged daily from Sub-Account Value. [Limited to Contracts issued after 11/1/04 and in qualified Contracts to Owner/ Annuitants age 70 or younger]



- THE HARTFORD'S LIFETIME INCOME BUILDER: The initial charge is 0.40% of your then current Benefit Amount (as compared

4
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

  to Sub-Account Value) but may be increased to a total maximum charge of .75%. This additional charge will automatically be deducted from your Contract Value each Contract Anniversary (as compared to daily deductions).



  See Section 5(b) for more information.



F. ANNUITY PAYOUT OPTIONS: You must begin to take Annuity Payouts by the later of the Annuitant's 90th birthday or the end of the 10th Contract Year. Your Annuity Payout Options are:



- Payments for a Period Certain                     -Life Annuity with Payments for a Period Certain
------------------------------------------------------------------------------------------------------
- Life Annuity                                      -Joint and Last Survivor Annuity
------------------------------------------------------------------------------------------------------
- Life Annuity with a Cash Refund                   -Joint and Last Survivor Annuity with Payments for
                                                     a Period Certain
------------------------------------------------------------------------------------------------------



G. DEATH BENEFITS: A Death Benefit is the amount we will pay if the annuitant, Contract owner, or joint Contract owner dies before we begin to make Annuity Payouts. All Death Benefits are calculated when we receive a certified death certificate or other legal document acceptable to us. We offer two standard Death Benefits. The Death Benefit issued with your Contract is based on the age of the Annuitant, Contract Owner or Joint Contract Owner. You may also choose to add an optional Death Benefit to your Contract for an additional charge. See
Section 5(d) for more information.



STANDARD DEATH BENEFITS -- AVAILABLE FOR NO ADDITIONAL CHARGE



- PREMIUM SECURITY DEATH BENEFIT: This benefit is available if both you and your Annuitant are younger than age 81 on the date we issue this Contract. The Death Benefit is the higher of (i) Contract Value, (ii) total Premiums adjusted for Surrenders, or (iii) the lesser of your Maximum Anniversary Value or your Contract Value plus 25% of your Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death). Once issued, this Death Benefit doesn't change for as long as you own your Contract.



- ASSET PROTECTION DEATH BENEFIT: This benefit is available if either you or your Annuitant are age 81 or older on the date we issue this Contract. The Death Benefit is the greatest of (i), (ii) or (iii):



   (i) Contract Value, or



   (ii) Contract Value plus 25% of total Premium Payments adjusted for Surrenders (excluding Premium Payments we receive within 12 months of or after death) or Premium Payments adjusted for Surrenders, whichever is less; or



   (iii) Contract Value plus 25% of your Maximum Anniversary Value (excluding subsequent Premium Payments we receive within 12 months of or after death) or Maximum Anniversary Value, whichever is less.



STANDARD DEATH BENEFIT -- IF YOU ELECT THE HARTFORD'S LIFETIME INCOME BUILDER



- The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit: This benefit replaces the standard Premium Security Death Benefit if you elect The Hartford's Lifetime Income Builder. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date proof of death is received by us.



OPTIONAL DEATH BENEFIT -- AVAILABLE FOR AN ADDITIONAL DAILY CHARGE EQUAL TO 0.30% ANNUALLY



- MAV PLUS -- Subject to State variations, this optional Death Benefit may be added to the Contract if both you and your Annuitant are younger than age 76. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Standard Death Benefit or Maximum Anniversary Value or the Earnings Protection Benefit. See Sections 2, 5(c) & 5(d) for more information.



H. THINGS TO CONSIDER BEFORE YOU BUY A VARIABLE ANNUITY



You should work with a financial adviser that you trust (along with a family member or friend, if needed), read all sales and disclosure materials thoroughly, and ask questions to ensure that you understand what you are buying. Owning an annuity represents a long-term financial commitment that can offer real benefits. However, a variable annuity may not be right for everyone. BEFORE YOU INVEST, YOU SHOULD THEREFORE CONSIDER WHETHER, AMONG OTHER THINGS:



- Generally, If you have a long term investment horizon.



- You can afford to make the initial and any subsequent Premium Payments based on your other assets and income.



- You thoroughly understand how this product works and how charges may affect your investments.



- You are able to tolerate market fluctuations based on underlying Fund performance.



- You have a need for tax-deferral or a Death Benefit.



- Investing in a variable annuity through an IRA is the right investment decision even though a variable annuity will provide no additional tax advantages.



- If you are an older person, you may not necessarily have a need for long-term income, tax deferral or a Death Benefit.



- If you want to make frequent Sub-Account transfers, you should not invest in this variable annuity.



For more information about variable annuities, see http://www.nasd.com/web/idcplg?IdcService=SS_GET_PAGE&nodeId=1232

                                                                               5
HARTFORD LIFE INSURANCE COMPANY
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I. WILL MY INVESTMENT ADVISER BE PAID A COMMISSION OR RECEIVE ANY TYPE OF A
COMPENSATION FOR SELLING THIS VARIABLE ANNUITY? [see Section 7]



Yes. Upfront commissions paid by us will not be more than 7% of Premium Payments. Trail commissions will not be more than 1% of Contract Value. From time to time we may also pay or permit other promotional incentives, in cash or credit or other compensation. Check with your Registered Representative about specific compensation arrangements.

6
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


2. SYNOPSIS



THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR SURRENDER THE CONTRACT. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.



CONTRACT OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchases (as a percentage
  of Premium Payments)                               None
---------------------------------------------------------
Contingent Deferred Sales Charge (as a percentage
  of Premium Payments) (1)
    First Year (2)                                      7%
---------------------------------------------------------
    Second Year                                         6%
---------------------------------------------------------
    Third Year                                          5%
---------------------------------------------------------
    Fourth Year                                         4%
---------------------------------------------------------
    Fifth Year                                          0%
---------------------------------------------------------


(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount. We waive the Contingent Deferred Sales Charge on certain types of Surrenders. See the Contingent Deferred Sales Charge in the Charges and Fees Section of this prospectus.

(2) Length of time from each Premium Payment.

CONTRACT OWNER PERIODIC EXPENSES


THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS (EXCEPT AS NOTED) DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.



ANNUAL MAINTENANCE FEE (3)                                  $30
-----------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage
  of average daily Sub-Account Value)
    Mortality and Expense Risk Charge                      1.40%
-----------------------------------------------------------------
    Administrative Charge                                  0.20%
-----------------------------------------------------------------
    Total Separate Account Annual Expenses                 1.60%
-----------------------------------------------------------------
OPTIONAL CHARGES (as a percentage of average daily
  Sub-Account Value)
-----------------------------------------------------------------
    MAV Plus Death Benefit Charge (4)                      0.30%
-----------------------------------------------------------------
    The Hartford's Principal First Charge (5)(6)           0.75%
-----------------------------------------------------------------
    The Hartford's Principal First Preferred
     Charge (5)                                            0.20%
-----------------------------------------------------------------
    Total Separate Account Annual Expenses with
     optional charges (4)(7)                               2.65%
-----------------------------------------------------------------
OPTIONAL CHARGES (as a percentage of the Benefit
  Amount)
    The Hartford's Lifetime Income Builder (as a
     percentage of the Benefit Amount) (5)(6)(8)           0.75%
-----------------------------------------------------------------



(3) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.



(4) See "State Variations" under Section 7 for additional information.



(5) You may choose only one of the following: The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder.



(6) While the maximum charges for The Hartford's Lifetime Income Builder and The Hartford's Principal First are 0.75%, the current fees for these benefits are 0.40% and 0.50%, respectively. These fees may increase on or after the 5th anniversary of election. See sections 5(c) and 5(e) for additional information.



(7) Total Separate Account Annual Expenses with optional Separate Account based charges includes charges for the highest combination of optional charges. In addition to separate account benefit charges, you may also incur Benefit Amount based charges if you elect The Hartford's Lifetime Income Builder.



(8) The annual charge is deducted on each Contract Anniversary or upon Surrender. If you Surrender your Contract prior to your first Contract Anniversary from the initial offering of this rider, we reserve the right to waive the rider charge.

                                                                               7
HARTFORD LIFE INSURANCE COMPANY
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THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES
CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.



                                           Minimum    Maximum
--------------------------------------------------------------
Total Annual Fund Operating Expenses
(these are expenses that are deducted
from Fund assets,
including management fees, Rule 12b-1
distribution
and/or service fees, and other expenses)      0.43%      3.34%
--------------------------------------------------------------

8
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

EXAMPLE


THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THE EXAMPLE REFLECTS A DEDUCTION FOR ANY CONTINGENT DEFERRED SALES CHARGE, ANNUAL MAINTENANCE FEE, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES INCLUDING THE HIGHEST COMBINATION OF OPTIONAL CHARGES, AND THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLE DOES NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES. IF YOU DO NOT SELECT ALL OF THE OPTIONAL BENEFITS, YOUR EXPENSES WOULD BE LOWER THAN THOSE SHOWN IN THE EXAMPLE.



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLE, WE ASSUME A CONTRACT VALUE OF $40,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED. OUR AVERAGE CONTRACT VALUE IS $80,000, BUT WE USE A SMALLER CONTRACT VALUE SO THAT WE CAN SHOW YOU THE HIGHEST POSSIBLE DEDUCTIONS. THE EXAMPLE ASSUMES THE ANNUAL MAINTENANCE FEE WILL ALWAYS BE DEDUCTED IF THE CONTRACT IS SURRENDERED. IF YOUR CONTRACT VALUE IS $50,000 OR MORE, WE WAIVE THE ANNUAL MAINTENANCE FEE, SO THE EXAMPLE SHOWS CHARGES THAT ARE HIGHER THAN YOU WOULD HAVE TO PAY. WE CHANGE THE ANNUAL MAINTENANCE FEE FOR A $40,000 CONTRACT VALUE INTO A PERCENTAGE TO MORE EASILY CALCULATE THE CHARGES. THE PERCENTAGE WE USE IS 0.075%.


THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

(1) If you Surrender your Contract at the end of the applicable time period:


1 year                                              $1,285
---------------------------------------------------------
3 years                                             $2,303
---------------------------------------------------------
5 years                                             $3,034
---------------------------------------------------------
10 years                                            $5,887
---------------------------------------------------------


(2) If you annuitize at the end of the applicable time period:


1 year                                              $ 614
---------------------------------------------------------
3 years                                             $1,835
---------------------------------------------------------
5 years                                             $3,026
---------------------------------------------------------
10 years                                            $5,880
---------------------------------------------------------


(3) If you do not Surrender your Contract:


1 year                                              $ 622
---------------------------------------------------------
3 years                                             $1,842
---------------------------------------------------------
5 years                                             $3,034
---------------------------------------------------------
10 years                                            $5,887
---------------------------------------------------------


CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?" in Section 5. Please refer to Appendix V for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.

                                                                               9
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


3. GENERAL CONTRACT INFORMATION


HARTFORD LIFE INSURANCE COMPANY


Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States as well as the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.


THE SEPARATE ACCOUNT


The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on June 22, 1994 and is registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or us. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate
Account:


- Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.


- Is not subject to the liabilities arising out of any other business we may conduct. However, all obligations under the Contract are our general corporate obligations.


- Is not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.


- May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.


- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds without regard to our other income, gains or losses.


We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.


THE FUNDS



SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
HUNTINGTON VA DIVIDEND CAPTURE FUND       Huntington Asset Advisors, Inc.           Total return on investment, with
  SUB-ACCOUNT which purchases shares of                                             dividend income as an important
  Huntington VA Dividend Capture Fund of                                            component of that return
  Huntington VA Funds
----------------------------------------------------------------------------------------------------------------------------
HUNTINGTON VA GROWTH FUND SUB-ACCOUNT     Huntington Asset Advisors, Inc.           Long-term capital appreciation
  which purchases shares of Huntington
  VA Growth Fund of Huntington VA Funds
----------------------------------------------------------------------------------------------------------------------------
HUNTINGTON VA INCOME EQUITY FUND          Huntington Asset Advisors, Inc.           High current income and moderate
  SUB-ACCOUNT which purchases shares of                                             appreciation of capital
  Huntington VA Income Equity Fund of
  Huntington VA Funds
----------------------------------------------------------------------------------------------------------------------------
HUNTINGTON VA INTERNATIONAL EQUITY FUND   Huntington Asset Advisors, Inc.           Total return
  SUB-ACCOUNT which purchases shares of
  Huntington VA International Equity
  Fund of Huntington VA Funds
----------------------------------------------------------------------------------------------------------------------------
HUNTINGTON VA MACRO 100 FUND SUB-         Huntington Asset Advisors, Inc., sub-     Total return which consists of capital
  ACCOUNT which purchases shares of       advised by Laffer Investments, Inc.       appreciation and income
  Huntington VA Macro 100 Fund of
  Huntington VA Funds
----------------------------------------------------------------------------------------------------------------------------
HUNTINGTON VA MID CORP AMERICA FUND       Huntington Asset Advisors, Inc.           Long-term capital appreciation
  SUB-ACCOUNT which purchases shares of
  Huntington VA Mid Corp America Fund of
  Huntington VA Funds
----------------------------------------------------------------------------------------------------------------------------

10
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP BALANCED WEALTH      Alliance Capital Management, L.P.         The highest total return consistent with
  STRATEGY PORTFOLIO SUB-ACCOUNT which                                              Alliance's determination of reasonable
  purchases Class B shares of the                                                   risk
  Balanced Wealth Strategy Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP GLOBAL RESEARCH      Alliance Capital Management, L.P.         Long-term growth of capital
  GROWTH PORTFOLIO SUB-ACCOUNT which
  purchases Class B shares of the
  Global Research Growth Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP INTERNATIONAL VALUE  Alliance Capital Management, L.P.         Long-term growth of capital
  PORTFOLIO SUB-ACCOUNT which purchases
  Class B shares of the International
  Value Portfolio of AllianceBernstein
  Variable Products Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP SMALL/MID CAP VALUE  Alliance Capital Management, L.P.         Long-term growth of capital
  PORTFOLIO SUB-ACCOUNT which purchases
  Class B shares of the Small/ Mid Cap
  Value Portfolio of AllianceBernstein
  Variable Products Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP VALUE PORTFOLIO      Alliance Capital Management, L.P.         Long-term growth of capital
  SUB-ACCOUNT which purchases Class B
  shares of the Value Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Long-term capital appreciation
  CONTRAFUND-REGISTERED TRADEMARK- SUB-
  ACCOUNT which purchases Service
  Class 2 shares of Fidelity VIP
  Contrafund-Registered Trademark-
  Portfolio of Fidelity Variable
  Insurance Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Income
  EQUITY-INCOME SUB-ACCOUNT which
  purchases Service Class 2 shares of
  Fidelity VIP Equity-Income Portfolio
  of Fidelity Variable Insurance
  Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Capital appreciation
  GROWTH SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity
  VIP Growth Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP MID    Fidelity Management & Research Company    Long-term growth
  CAP SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity
  VIP Mid Cap Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------

                                                                              11
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP VALUE  Fidelity Management & Research Company    Capital appreciation
  STRATEGIES SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity VIP
  Value Strategies Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND SUB-ACCOUNT    HL Investment Advisors, LLC., a Hartford  Long-term total return
  which purchases Class IA shares of      subsidiary, sub-advised by Wellington
  Hartford Advisers HLS Fund of Hartford  Management Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND      HL Investment Advisors, LLC., sub-        Growth of capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Disciplined Equity   Company, LLP.
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND     HL Investment Advisors, LLC., sub-        High level of current income consistent
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          with growth of capital
  shares of Hartford Dividend and Growth  Company, LLP.
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD EQUITY INCOME HLS FUND           HL Investment Advisors, LLC., sub-        High level of current income consistent
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          with growth of capital
  shares of Hartford Equity Income HLS    Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD FOCUS HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term capital appreciation
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Focus HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL ADVISORS HLS FUND         HL Investment Advisors, LLC., sub-        Maximum long-term total rate of return
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Global Advisors HLS  Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND          HL Investment Advisors, LLC., sub-        Growth of capital growth
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Global Leaders HLS   Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH HLS FUND SUB-ACCOUNT      HL Investment Advisors, LLC., sub-        Long-term capital appreciation
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Growth HLS Fund of Hartford    Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND    HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford Growth               Company, LLP.
  Opportunities HLS Fund of Hartford HLS
  Series Fund II, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND SUB-         HL Investment Advisors, LLC., sub-        High current income. Growth of capital
  ACCOUNT which purchases Class IA        advised by Hartford Investment            is a secondary objective
  shares of Hartford High Yield HLS Fund  Management Company, a Hartford
  of Hartford Series Fund, Inc.           subsidiary
----------------------------------------------------------------------------------------------------------------------------

12
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Match performance of publicly traded
  which purchases Class IA shares of      advised by Hartford Investment            common stocks
  Hartford Index HLS Fund of Hartford     Management Company
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL CAPITAL            HL Investment Advisors, LLC., sub-        Capital appreciation
  APPRECIATION HLS FUND SUB-ACCOUNT       advised by Wellington Management
  which purchases Class IA shares of      Company, LLP.
  Hartford International Capital
  Appreciation HLS Fund of Hartford
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS  HL Investment Advisors, LLC., sub-        Growth of capital
  FUND SUB-ACCOUNT which purchases        advised by Wellington Management
  Class IA shares of Hartford             Company, LLP.
  International Opportunities HLS Fund
  of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY HLS  HL Investment Advisors, LLC., sub-        Capital appreciation
  FUND SUB-ACCOUNT which purchases        advised by Wellington Management
  Class IA shares of Hartford             Company, LLP.
  International Small Company HLS Fund
  of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND            HL Investment Advisors, LLC., sub-        Maximum current income consistent with
  SUB-ACCOUNT which purchases Class IA    advised by Hartford Investment            liquidity and preservation of capital
  shares of Hartford Money Market HLS     Management Company
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND     HL Investment Advisors, LLC., sub-        Maximum current income consistent with
  SUB-ACCOUNT which purchases Class IA    advised by Hartford Investment            safety of principal and maintenance of
  shares of Hartford Mortgage Securities  Management Company                        liquidity
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND         HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford SmallCap Growth HLS  Company, LLP.
  Fund of Hartford HLS Series Fund II,
  Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term growth of capital, with income
  which purchases Class IA shares of      advised by Wellington Management          as a secondary consideration
  Hartford Stock HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD TOTAL RETURN BOND HLS FUND       HL Investment Advisors, LLC., sub-        Competitive total return, with income as
  SUB-ACCOUNT (formerly Hartford Bond     advised by Hartford Investment            a secondary objective
  HLS Fund Sub-Account) which purchases   Management Company
  Class IA shares of Hartford Total
  Return Bond HLS Fund of Hartford
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES HLS   HL Investment Advisors, LLC., sub-        Maximum total return while providing
  FUND SUB-ACCOUNT which purchases        advised by Hartford Investment            high level of current income
  ClassIAshares of Hartford U.S.          Management Company
  Government Securities HLS Fund of
  Hartford HLS Series Fund II, Inc.
----------------------------------------------------------------------------------------------------------------------------

                                                                              13
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
HARTFORD VALUE HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term total return
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Value HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND     HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford Value Opportunities  Company, LLP.
  HLS Fund of Hartford HLS Series Fund
  II, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT ALL VALUE PORTFOLIO SUB-      Lord Abbett & Co. LLC                     Long-term growth of capital and income
  ACCOUNT which purchases Class VC
  shares of the Lord Abbett All Value
  Portfolio of the Lord Abbett Series
  Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO     Lord Abbett & Co. LLC                     Current income and capital appreciation
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett America's
  Value Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT BOND-DEBENTURE PORTFOLIO      Lord Abbett & Co. LLC                     Current income and capital appreciation
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett
  Bond-Debenture Portfolio of the Lord
  Abbett Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO   Lord Abbett & Co. LLC                     Long-term growth of capital and income
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett Growth and
  Income Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT LARGE-CAP CORE PORTFOLIO      Lord Abbett & Co. LLC                     Growth and Income
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett Large-Cap
  Core Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER AGGRESSIVE GROWTH FUND        OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Aggressive
  Growth Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND     OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Capital
  Appreciation Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND        OppenheimerFunds, Inc.                    Long-term capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Global
  Securities Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND SUB-         OppenheimerFunds, Inc.                    Total return
  ACCOUNT which purchases Service Shares
  of Oppenheimer Main Street
  Fund-Registered Trademark-/VA
----------------------------------------------------------------------------------------------------------------------------

14
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND    OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Main Street
  Small Cap Fund-Registered
  Trademark-/VA
----------------------------------------------------------------------------------------------------------------------------
PUTNAM DIVERSIFIED INCOME SUB-ACCOUNT     Putnam Investment Management, LLC.        Current income
  which purchases Class IB shares of
  Putnam VT Diversified Income Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM GLOBAL ASSET ALLOCATION SUB-       Putnam Investment Management, LLC.        Long-term total return
  ACCOUNT which purchases Class IB
  shares of Putnam VT Global Asset
  Allocation Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM GROWTH AND INCOME SUB-ACCOUNT      Putnam Investment Management, LLC.        Capital growth and current income
  which purchases Class IB shares of
  Putnam VT Growth and Income Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM INTERNATIONAL EQUITY SUB-ACCOUNT   Putnam Investment Management, LLC.        Capital appreciation
  which purchases Class IB shares of
  Putnam VT International Equity Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM INVESTORS SUB-ACCOUNT which        Putnam Investment Management, LLC.        Long-term growth of capital and income
  purchases Class IB shares of Putnam VT
  Investors Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM NEW VALUE SUB-ACCOUNT which        Putnam Investment Management, LLC.        Long-term capital appreciation
  purchases Class IB shares of Putnam VT
  New Value Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM SMALL CAP VALUE SUB-ACCOUNT which  Putnam Investment Management, LLC.        Capital appreciation
  purchases Class IB shares of Putnam
  VT Small Cap Value Fund of Putnam
  Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM THE GEORGE PUTNAM FUND OF BOSTON   Putnam Investment Management, LLC.        Balanced growth and income
  SUB-ACCOUNT which purchases Class IB
  shares of Putnam VT The George Putnam
  Fund of Boston of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM VISTA SUB-ACCOUNT which purchases  Putnam Investment Management, LLC.        Capital appreciation
  Class IB shares of Putnam VT Vista
  Fund of Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM VOYAGER SUB-ACCOUNT which          Putnam Investment Management, LLC.        Capital appreciation
  purchases Class IB shares of Putnam VT
  Voyager Fund of Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT COMSTOCK SUB-ACCOUNT       Van Kampen Asset Management               Capital growth and income
  which purchases Class II shares of
  Comstock Portfolio of the Van Kampen
  Life Investment Trust
----------------------------------------------------------------------------------------------------------------------------

                                                                              15
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT GROWTH AND INCOME          Van Kampen Asset Management               Long-term growth of capital and income
  SUB-ACCOUNT which purchases Class II
  shares of Growth and Income Portfolio
  of the Van Kampen Life Investment
  Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF EMERGING MARKETS EQUITY    Morgan Stanley Investment Management      Long-term capital appreciation
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of Emerging Markets Equity
  Portfolio of The Universal
  Institutional Funds, Inc.
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH             Morgan Stanley Investment Management      Long-term capital growth
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of Mid Cap Growth Portfolio of
  The Universal Institutional
  Funds, Inc.
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. MID CAP VALUE         Morgan Stanley Investment Management      Total return
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of U.S. Mid Cap Value Portfolio
  of The Universal Institutional Funds,
  Inc.
----------------------------------------------------------------------------------------------------------------------------



Each Fund has varying degrees of risk depending on their portfolio. Funds are also subject to separate fees, distribution fees and operating expenses and expenses such as portfolio management fees and sales charges that affect investment returns. PLEASE CONTACT US TO OBTAIN A COPY OF THE PROSPECTUSES FOR EACH FUND. YOU SHOULD READ THESE PROSPECTUSES CAREFULLY BEFORE INVESTING.



We do not guarantee the investment results of any of the underlying Funds.



The Funds may not be available in all states.



Mixed and Shared Funding -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding.



Certain underlying Fund shares may also be sold to "Qualified Plans" pursuant to an exemptive order and applicable tax laws. If recognized for federal income tax purposes, the ownership of these shares by nonqualified plans could cause affected Funds to fail the diversification requirements under Section 817 of the Code, which in turn could have adverse consequences for variable life and annuity owners invested in that Fund. Under the Code, these adverse consequences may be the responsibility (i) in the first instance, of the affected Owners, and
(ii) secondarily, of us as the issuer of the Contracts, pursuant to our reporting and withholding obligations.


VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

- Arrange for the handling and tallying of proxies received from Contract
  Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.


SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We may, subject to any applicable law, make certain changes the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to

16
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. We may liquidate one or more Sub-Accounts if the board of directors of any underlying Fund determines that such actions are prudent.



We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.


In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.


ADMINISTRATIVE AND DISTRIBUTION SERVICES -- We or our affiliates have entered into agreements with the investment advisers or distributors of the Funds. Under the terms of these agreements, we or our affiliates provide administrative and distribution related services and the Funds pay fees to us or our affiliates that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees paid under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the 1940 Act.



FIXED ACCUMULATION FEATURE



THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE 1933 ACT AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.



Premium Payments and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.



We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a rate that meets your State's minimum requirements. We may change the minimum guaranteed interest rate subject only to applicable State insurance law. We may credit interest at a rate in excess of the minimum guaranteed interest rate. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors.



We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis. The Fixed Accumulation Feature interest rates may vary by State.



ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR.



From time to time, we may credit increased interest rates under certain programs established in our sole discretion.



We may restrict your ability to allocate Contract Values or Premium Payments to the Fixed Accumulation Feature at any time in our sole discretion. We may close the Fixed Accumulation Feature to new Premium Payments or transfers of existing Contract Value. We may also make the Fixed Accumulation Feature available only through enrollment in a program that we establish.



4. PERFORMANCE RELATED INFORMATION


The Separate Account may advertise certain performance related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated since the date of the Sub-Account's inception for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception date of the Separate

                                                                              17
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure includes the recurring charges at the Separate Account level including the Annual Maintenance Fee.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level including the Annual Maintenance Fee.


We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.



5. THE CONTRACT



A. PURCHASES AND CONTRACT VALUE


WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

- Individual Retirement Annuities adopted according to Section 408 of the Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.


If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.


HOW DO I PURCHASE A CONTRACT?


You may purchase a Contract by completing and submitting an application or an order request along with the minimum initial Premium Payment. Additional Premium Payments are also subject to minimum and maximum thresholds discussed in the Highlights Section.



You and your Annuitant must not be older than the maximum age as described in the Highlights or State Variation Sections on the date that your Contract is issued. If your Contract is issued in New York, you and your Annuitant must not be older than age 85 on the date your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf.


HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?


Your initial Premium Payment will be invested within two Valuation Days of our actual receipt in our administrative offices of a properly completed application or an order request and the Premium Payment is in good order. If we receive your subsequent Premium Payment before the end of any Valuation Day, it will be invested on the same Valuation Day. If we receive your Premium Payment after the end of any Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.



If the request or other information accompanying the initial Premium Payment is incomplete or not in good order when received, we will hold the money in a non-interest bearing

18
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.


CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information, including a signature guarantee, before we can cancel your Contract.


Unless otherwise required by state law, we will pay you your Contract Value on the day we receive your request to cancel. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Sub-Accounts. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. We do not refund any fees or charges deducted during this period. In certain states, we are required to return your Premium Payment if you decide to cancel your contract.


HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?


The Contract Value is the sum of the value of the Fixed Accumulation Feature and all Sub-Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the underlying Funds.


When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; divided by

- The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

- Contract charges including the daily deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, adjusted for the number of days in the period.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?


You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.


WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the underlying Funds available in your Contract.


You may transfer from one Sub-Account to another before and after the Annuity Commencement Date. Your transfer request will be processed on the day that it is received as long as it is received in good order on a Valuation Day before the end of any Valuation Day. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


WHAT HAPPENS WHEN I REQUEST A SUB-ACCOUNT TRANSFER?


When you request a Sub-Account transfer, we sell shares of the underlying Fund that makes up the Sub-Account you are transferring from and buy shares of the underlying Fund that makes up the Sub-Account you want to transfer into.



Each day, many Contract Owners request Sub-Account transfers. Some request transfers into a particular Sub-Account, and others request transfers out of a particular Sub-Account. In addition, each day some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Sub-Account's underlying Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combines all the requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determines how many

                                                                              19
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

shares of that Sub-Account's underlying Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.



In addition, many of the underlying Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, group funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in transactions similar to the Sub-Account transfers described for variable annuity Contract Owners.



We take advantage of our size and available technology to combine the sales of a particular underlying Fund for all our variable annuities, variable life insurance policies, retirement plans, group funding agreements or other products offered by us or our affiliates. We also combine all the purchases of that particular underlying Fund for all the products we offer. We then "net" those trades. This means that we sometimes reallocate shares of an underlying Fund within our accounts rather than buy new shares or sell shares of the underlying Fund.



For example, if we combine all transfer-out requests and Surrenders of the Hartford Stock HLS Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to purchase or transfer-in an amount equal to $300,000 of that Fund, then we would send a sell order to the underlying Fund for $700,000, which is a $1 million sell order minus the purchase order of $300,000.


WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

You should be aware that there are several important restrictions on your ability to make a Sub-Account transfer.


FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER EACH DAY. We limit each Contract Owner to one Sub-Account Transfer each day. We count all Sub-Account transfer activity that occurs on any one day as one Sub-Account transfer, except you cannot transfer the same Contract Value more than once a day.


For example, if the only transfer you make on a day is a transfer of $10,000 from the Hartford Money Market HLS Fund Sub-Account into another Sub-Account, it would count as one Sub-Account transfer. If, however, on a single day you transfer $10,000 out of the Hartford Money Market HLS Fund Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Likewise, if on a single day you transferred $10,000 out of the Hartford Money Market HLS Fund Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Conversely, if you have $10,000 in Contract Value distributed among 10 different Sub-Accounts and you request to transfer the Contract Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

However, you cannot transfer the same Contract Value more than once in one day. That means if you have $10,000 in the Hartford Money Market HLS Fund Sub-Account and you transfer all $10,000 into the Hartford Stock HLS Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Hartford Stock HLS Fund Sub-Account into another Sub-Account.


SECOND, WE HAVE IMPLEMENTED POLICIES DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, we do not want you to purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or engaging in frequent Sub-Account transfers in order to exploit inefficiencies in the pricing of the underlying Fund.



We attempt to curb frequent transfers in the following ways:


X  20 Transfer Rule;

X  Abusive Transfer Policy.


THE 20 TRANSFER RULE -- We employ the "20 Transfer Rule" to help curb frequent Sub-Account transfers. Under this policy, you are allowed to submit a total of 20 Sub-Account transfer requests each Contract Year for each Contract by any of the following methods: U.S. Mail, Voice Response Unit, Internet or telephone. Once these 20 Sub-Account transfers have been requested, you may submit any additional Sub-Account transfer requests only in writing by U.S. Mail or overnight delivery service. Transfer requests by telephone, voice recording unit, via the internet or sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it in good order.


We actively monitor Contract Owner's compliance with this policy. Our computer system will automatically send you a letter after your 10th Sub-Account transfer to remind you of our Sub-Account transfer policy. After your 20th transfer request, the computer system will not allow you to do another Sub-Account transfer by telephone, voice recording unit or via the internet. You will be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

Each Contract Anniversary, we reset your transfers to allow 20 new Sub-Account transfers by any means.

We may make changes to this policy at any time.

ABUSIVE TRANSFER POLICY -- Regardless of the number of Sub-Account transfers you have done under the 20 Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy, which is designed to respond to market timing activity observed by the underlying Funds.

20
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

Under the Abusive Transfer Policy, we rely on the underlying Funds to identify a pattern or frequency of Sub-Account transfers that the underlying Fund wants us to investigate. Most often, the underlying Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once an underlying Fund contacts us, we run a report that identifies all Contract Owners who transferred in or out of that underlying Fund's Sub-Account on the day or days identified by the underlying Fund. We then review the Contracts on that list to determine whether transfer activity of each identified Contract violates our written Abusive Transfer Policy. We don't reveal the precise details of this policy to make it more difficult for abusive traders to adjust their behavior to escape detection under this procedure. We can tell you that we consider some or all of the following factors in our review:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;


- the number of transfers completed in the current calendar quarter;



- whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies; or



- the policies and procedures of a potentially affected underlying Fund regarding frequent trading.


If you meet the criteria established in our Abusive Transfer Policy, we will terminate your Sub-Account transfer privileges until your next Contract Anniversary, at which point your transfer privileges will be reinstated.


Since we combine all the purchases of a particular underlying Fund for all the products through net trades, the underlying Fund is unable to identify transfers of any specific Contract Owner. As a result, there is the risk that the underlying Fund may not be able to identify abusive transfers.



Upon request by an underlying Fund, and subject to applicable law, we may provide the underlying Fund with the Tax Identification Number, and other identifying information contained in our records, of Contract Owners that engaged in Sub-Account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying Fund.



THIRD PARTY TRANSFER SERVICE AGREEMENTS -- In the past, Contract Owners that made an initial Premium Payment of $1 million or more, or who were acting on behalf of multiple Contract Owners with aggregate Contract values of $2 million or more, were required to sign a separate agreement with us that included additional restrictions on their ability to request Sub-Account transfers. We do not currently require Contract Owners or others to sign these agreements. However, if we believe that these agreements may help curb frequent transfers, or for any other reason, we may, without notice, begin requiring these agreements again. In the event such separate agreements are required, the terms and conditions of these agreements may vary from one agreement to the next but all of these agreements, without exception, would be more restrictive than our regular policies that restrict excessive Sub-Account transfers.


ARE THERE ANY EXCEPTIONS TO THESE POLICIES?


INDIVIDUAL EXCEPTIONS. Except for the exceptions listed below, we do not make any exceptions to our policies restricting frequent trading. This means that if you request to be excused from any of the policies and to be permitted to engage in a Sub-Account transfer that would violate any of these policies, we will refuse your request.



SOME ESTABLISHED EXCEPTIONS. You should be aware, however, that the 20 Transfer Rule and the Abusive Transfer Policy do not apply to all Contract Owners and do not apply in all circumstances, which we describe here:



- The 20 Transfer Rule and the Abusive Transfer Policy do not apply to certain Contracts serviced by Windsor Securities, Inc., a registered broker-dealer firm, that sued us in the 1990's for a variety of issues, including our attempt to limit its Contract Owners' Sub-Account transfers. As a result of the settlement of this litigation, these Contract Owners have different Sub-Account transfer restrictions. With respect to these Contract Owners, we currently only have the ability to restrict transfers into certain underlying Funds and to limit the total Contract Value invested in any one underlying Fund. As of December 31, 2004, the total Contract Value for this group of Contracts was approximately $115 million dollars.



- The 20 Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of an established asset allocation program or asset rebalancing program that rebalances a Contract Owner's holdings on a periodic, pre-established basis according to the prior written instructions of the Contract Owner or as part of a DCA program, including the DCA Plus program. That means that transfers that occur under these programs are not counted toward the 20 transfers allowed under the 20 Transfer Rule. We do not apply the 20 Transfer Rule to programs, like asset rebalancing, asset allocation and DCA programs, that allow Sub-Account transfers on a regularly scheduled basis because the underlying Funds expect these transfers and they usually do not represent the type of Sub-Account transfers that the underlying Funds find problematic.


Other than these exceptions, the only other exceptions to the 20 Transfer Rule impose more restrictive limitations than the 20 Transfer Rule. For example, in Oregon, we have the contractual right to limit Sub-Account transfers to only one Sub-Account transfer every 30 days and to require that the transfer request be sent in writing. We currently do not enforce this right, but should we choose to do so, it would be an exception to the 20 Transfer Rule. There are also some Third Party Transfer Service Agreements that are customized for certain brokers that contain transfer limitations that are also more restrictive than the 20 Transfer Rule.

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POSSIBILITY OF UNDETECTED FREQUENT TRADING IN THE UNDERLYING FUNDS. In addition to the exceptions we have just described, you should also be aware that there may be frequent trading in the underlying Funds that we are not able to detect and prevent, which we describe here:



- There is a variable annuity that we offer that has no Contingent Deferred Sales Charge. We are aware that frequent traders have used this annuity in the past to engage in frequent Sub-Account transfers that do not violate the precise terms of the 20 Transfer Rule. We believe that we have addressed this practice by closing all the international and global funds available in the annuity. However, we cannot always tell if there is frequent trading in this product.



- These policies apply only to individuals and entities that own this Contract and any subsequent or more recent versions of this Contract. However, the underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all. Many of the group variable annuities or group funding agreements are offered to retirement plans, and plan sponsors administer their plan according to Plan documents. If these retirement plan documents have no restrictions on Sub-Account transfers, then we cannot apply the 20 Transfer Rule and may not be able to apply any other restriction on transfers. We have been working with plan sponsors and plan administrators to ensure that any frequent transfer activity is identified and deterred. We have had only limited success in this area. Frequent transfers by individuals or entities that occur in other investment or retirement products provided by us could have the same abusive affect as frequent Sub-Account transfers done by other Contract Owners.


HOW AM I AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS? Frequent Sub-Account transfers often result in frequent purchases and redemptions of shares of the underlying Fund. Frequent purchases and redemptions of the shares of the underlying Funds may increase your costs under this Contract and may also lower your Contract's overall performance. Your costs may increase because the underlying Fund will pass on any increase in fees related to the frequent purchase and redemption of the underlying Fund's stocks. There would also be administrative costs associated with these transactions.

Frequent transfers may also cause an underlying Fund to hold more cash than the underlying Fund would like to hold. A large cash position means that the underlying Fund will not be fully invested and may miss a rise in value of the securities that the Fund would have purchased. If the underlying Fund chooses not to hold a larger cash position, then it may have to sell securities that it would have otherwise like to have kept, in order to meet its redemption obligations. Both of these measures could result in lower performance of the underlying Fund, which in turn would result in lower overall performance of your Contract.

Because frequent transfers may raise the costs associated with this Contract and lower performance, the effect may be a lower Death Benefit paid to your Beneficiary or lower annuity payouts for your Payee.

WHAT IF A PROSPECTUS FOR THE UNDERLYING FUNDS HAS
DIFFERENT POLICIES AND PROCEDURES REGARDING
FREQUENT TRADING?


While the prospectuses for the underlying Funds may describe policies and procedures regarding frequent trading that may be different from those described in this variable annuity prospectus, the policies and procedures described in this variable annuity prospectus control how we administer Sub-Account transfers.



We will continue to monitor transfer activity and we may modify these restrictions at any time.


FIXED ACCUMULATION FEATURE TRANSFERS -- During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%).

FIXED ACCUMULATION FEATURE TRANSFER RESTRICTIONS -- Each Contract Year you may transfer the greater of:

- 30% of the greatest Contract Value in the Fixed Accumulation Feature as of any Contract Anniversary or the Contract issue date. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. The 30% does not include Contract Value in any DCA Plus Program; or

- An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.

We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.

You must wait 6 months after your most recent transfer from the Fixed Accumulation Feature before moving Sub-Account Values back to the Fixed Accumulation Feature. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


TELEPHONE AND INTERNET TRANSFERS -- You can make transfers by contacting us.


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Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of any Valuation Day on the next Valuation Day.



Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the end of any Valuation Day the next Valuation Day. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.


We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of the Valuation Day you made the transfer request.



We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.


POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.


B. CHARGES AND FEES



Specific charges and fees are described in the Highlights Section.


THE CONTINGENT DEFERRED SALES CHARGE
The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.


We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.



SURRENDER ORDER -- During the Contract Years when a Contingent Deferred Sales Charge applies to the initial Premium Payment, all Surrenders in excess of the Annual Withdrawal Amount will be taken first from Premium Payments, then from earnings. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.



Thereafter, surrenders in excess of the Annual Withdrawal Amount will be taken first from earnings and then from Premium Payments on a first-in-first-out basis. Only Premium Payments invested for less than the requisite holding period are subject to a Contingent Deferred Sales Charge.


THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:


- Annual Withdrawal Amount -- During the Contract Years when a Contingent Deferred Sales Charge applies, you may take partial Surrenders up to 10% of the total Premium Payments subject to a Contingent Deferred Sales Charge. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for Contracts issued to a Charitable Remainder Trust.


- If you are a patient in a certified long-term care facility or other eligible facility -- We will waive any Contingent Deferred Sales Charge for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

X facility recognized as a general hospital by the proper authority of the state in which it is located;

X facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals;

X  facility certified as a hospital or long-term care facility; or

X nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

For this waiver to apply, you must:

- have owned the Contract continuously since it was issued,

- provide written proof of your eligibility satisfactory to us, and

- request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.

This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any Contingent Deferred Sales Charge applicable to any Premium Payments made while you are in an eligible facility or nursing home.

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This waiver may not be available in all states.


- Upon death of the Annuitant or any Contract Owners -- No Contingent Deferred Sales Charge will be deducted if the Annuitant or any Contract Owner dies.


- Upon Annuitization -- The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. However, we will charge a Contingent Deferred Sales Charge if the Contract is Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

- For The Hartford's Principal First Benefit Payments -- If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

- For The Hartford's Principal First Preferred Benefit Payments -- If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


- For The Hartford's Lifetime Income Builder Payments -- If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


- For Required Minimum Distributions -- This allows Annuitants who are age
  70 1/2 or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

- For substantially equal periodic payments -- We will waive the Contingent Deferred Sales Charge if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.

- Upon cancellation during the Right to Cancel Period -- No Contingent Deferred Sales Charge will be deducted if you cancel your Contract during the Right to Cancel Period.

MORTALITY AND EXPENSE RISK CHARGE


For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate specified above. This charge is deducted from your Sub-Account Value.


The Mortality and Expense Risk Charge is broken into charges for mortality risks and for an expense risk:

- Mortality Risk -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- Expense Risk -- We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The Mortality and Expense Risk Charge enables us to keep our commitments and to pay you as planned. If the Mortality and Expense Risk Charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the Mortality and Expense Risk charge exceeds these costs, we keep the excess as profit. We may use these profits for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from the Mortality and Expense Risk Charge.

ANNUAL MAINTENANCE FEE


The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.


WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other

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conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.

ADMINISTRATIVE CHARGE


For administration, we apply a daily charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.


PREMIUM TAXES

We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 1% in Puerto Rico.

CHARGES AGAINST THE FUNDS


Annual Fund Operating Expenses -- The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds prospectus.


CHARGES FOR OPTIONAL BENEFITS


- MAV Plus or MAV/EPB Death Benefit Charge -- You may elect an optional Death Benefit called "MAV Plus Death Benefit" or "MAV Death Benefit" depending on state availability for an additional charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. You may only elect this benefit at the time you purchase your Contract.



- The Hartford's Principal First Charge -- The Hartford's Principal First is an option that can be elected at an additional charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.



- The Hartford's Principal First Preferred Charge -- The Hartford's Principal First Preferred is an option that can be elected for an additional annual charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts or when you cancel it.



- The Hartford's Lifetime Income Builder Charge--The Hartford's Lifetime Income Builder is an option that can be elected at an additional charge based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make annuity payouts. This charge is not applied to the DCA Plus feature. The rider charge may be limited on Fixed Accounts based on state specific regulations.



  We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase The Hartford's Lifetime Income Builder charge on any Contract Anniversary, you will receive advance notice of the increase and will be given the opportunity to suspend the charge increase. If you suspend The Hartford's Lifetime Income Builder charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may re-start automatic Benefit Amount increases at the charge in effect since your most recent notification. In the case of a Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number days since the last charge was assessed, divided by 365.


REDUCED FEES AND CHARGES

We may offer, in our discretion, reduced fees and charges including, but not limited to Contingent Deferred Sales Charges, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.


C. THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S PRINCIPAL FIRST PREFERRED


ELECTING THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S PRINCIPAL FIRST PREFERRED


You may elect either The Hartford's Principal First or The Hartford's Principal First Preferred. This means if you elect The Hartford's Principal First you will never be able to elect The Hartford's Principal First Preferred. Likewise, if you elect The Hartford's Principal First Preferred you will never be able to elect The Hartford's Principal First. For qualified Contracts, The


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Hartford's Principal First cannot be elected if the Contract Owner or Annuitant is age 81 or older. The Hartford's Principal First Preferred cannot be elected if the Contract Owner or Annuitant is age 71 or older.


Once you elect The Hartford's Principal First you cannot cancel it and we will continue to deduct The Hartford's Principal First Charge until we begin to make Annuity Payouts.

You may cancel The Hartford's Principal First Preferred any time after the 5th Contract Year or the 5th anniversary of the date you added The Hartford's Principal First Preferred to your Contract. If you cancel The Hartford's Principal First Preferred, all Benefit Payments and charges for The Hartford's Principal First Preferred will terminate. Once The Hartford's Principal First Preferred is cancelled it cannot be reinstated.

OVERVIEW

The Hartford's Principal First and The Hartford's Principal First Preferred are optional benefits that, if elected, are intended to protect the amount of your investment from poor market performance. The amount of your investment that is protected from poor market performance will be different depending on when you elect your optional benefit. The amount that is protected is your "Benefit Amount." In other words, The Hartford's Principal First and The Hartford's Principal First Preferred operate as a guarantee of the Benefit Amount that you can access through a series of payments.

DETERMINING YOUR BENEFIT AMOUNT


The initial Benefit Amount for both The Hartford's Principal First and The Hartford's Principal First Preferred depends on when you elect your optional benefit. If you elect your optional benefit when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. If you elect your optional benefit at a later date, your Contract Value, on the date it is added to your Contract, is equal to the initial Benefit Amount.



- Your Benefit Amount can never be more than $5 million dollars.



- Your Benefit Amount is reduced as you take withdrawals.



Once the initial Benefit Amount has been determined, we calculate the maximum guaranteed payment that may be made each year ("Benefit Payment").



The Benefit Payment is 7% or 5% of your Benefit Amount for The Hartford's Principal First and The Hartford's Principal First Preferred, respectively.


BENEFIT PAYMENTS

Benefit Payments are non-cumulative, which means your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, for The Hartford's Principal First Preferred if you do not take 5% one year, you may not take more than 5% the next year.


If you elect your optional benefit when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you establish your optional benefit any time after you purchase your Contract, we count one year as the time between the date we added the optional benefit to your Contract and your next Contract Anniversary, which could be less than a year.


The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.


Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.


If you Surrender more than the Benefit Payment out of your Contract in any one year we will recalculate the Benefit Amount. Any time we re-calculate your Benefit Amount or your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

If, in one year, your Surrenders total more than your Benefit Payment out of your Contract we will re-calculate your Benefit Amount and your Benefit Payment may be lower in the future. We recalculate your Benefit Amount by comparing the results of two calculations. First we deduct the amount of the last Surrender from your Contract Value ("New Contract Value") and then we deduct the amount of the last Surrender from the Benefit Amount ("New Benefit Amount"). Then we compare those results:

- If the New Contract Value is more than or equal to the New Benefit Amount, and more than or equal to the Premium Payments invested in the Contract before the Surrender, the Benefit Payment is unchanged.

- If the New Contract Value is more than or equal to the New Benefit Amount, but less than the Premium Payments invested in the Contract before the Surrender, we have to recalculate your Benefit Payment. For The Hartford's Principal First, your Benefit Payment becomes 7% of the greater of your New Contract Value and New Benefit Amount. For The Hartford's Principal First Preferred, your Benefit Payment becomes 5% of the greater of your New Contract Value and New Benefit Amount.

- If the New Contract Value is less than the New Benefit Amount, we have to recalculate your Benefit Payment. We recalculate the Benefit Payment by comparing the "old" Benefit Payment to the "new" Benefit Payment for the New Benefit Amount and your Benefit Payment becomes the lower of those two values. Your New Benefit Amount is then equal to the New Contract Value.

If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


If you change the ownership or assign this Contract to someone other than your spouse after 12 months of electing either


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optional benefit, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future.


The Benefit Amount will be recalculated to equal the lesser of:

- The Benefit Amount immediately prior to the ownership change or assignment; or

- The Contract Value at the time of the ownership change or assignment.


Any time you make subsequent Premium Payments to your Contract, we also re-calculate your Benefit Amount and Benefit Payments. Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by a percentage of the amount of the subsequent Premium Payment.


SURRENDERING YOUR CONTRACT

You can Surrender your Contract any time, however, you will receive your Contract Value at the time you request the Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount you would have received under The Hartford's Principal First or The Hartford's Principal First Preferred.

If you still have a Benefit Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, you will still receive a Benefit Payment through a fixed annuity payout option until your Benefit Amount is depleted.

The fixed annuity payout option for The Hartford's Principal First is called The Hartford's Principal First Payout Option. The fixed annuity payout option for The Hartford's Principal First Preferred is called The Hartford's Principal First Preferred Payout Option.

While you are receiving payments under either of these fixed annuity payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining payments.

ANNUITIZING YOUR CONTRACT

If you elect The Hartford's Principal First or The Hartford's Principal First Preferred and later decide to annuitize your Contract, you may choose The Hartford's Principal First Payout Option or The Hartford's Principal First Preferred Payout Option in addition to those Annuity Payout Options offered in the Contract.


Under both of these Annuity Payout Options, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options.



If you, the joint Contract Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments or any of the death benefit options offered in your Contract.



If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary.

                                                                              27
HARTFORD LIFE INSURANCE COMPANY
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KEY DIFFERENCES BETWEEN THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S
PRINCIPAL FIRST PREFERRED

While The Hartford's Principal First and The Hartford's Principal First Preferred share many of the same characteristics, there are some important differences you should consider when deciding which benefit to choose.

      FEATURES                    THE HARTFORD'S PRINCIPAL FIRST                     THE HARTFORD'S PRINCIPAL FIRST PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
Charge                0.50% of Sub-Account Value                              0.20% of Sub-Account Value
------------------------------------------------------------------------------------------------------------------------------------
Benefit Payment       7% of Benefit Amount                                    5% of Benefit Amount
------------------------------------------------------------------------------------------------------------------------------------
Revocability          - Irrevocable.                                          - Revocable anytime after the 5th Contract Year or the
                                                                                5th anniversary of the date you added The Hartford's
                                                                                Principal First Preferred to your Contract.
                      - Charge continues to be deducted until we begin to     - Charge will terminate if The Hartford's Principal
                        make annuity payouts.                                   First Preferred is cancelled.
------------------------------------------------------------------------------------------------------------------------------------
Step Up               - After the 5th Contract Year, every five               - Not Available.
                        years thereafter.
------------------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age     - Non-Qualified & Roth IRA -- same as maximum Contract  - Non-Qualified & Roth IRA -- same as maximum Contract
                        issue age.*                                             issue age.*
                      - IRA/Qualified -- Age 80                               - IRA/Qualified -- Age 70
------------------------------------------------------------------------------------------------------------------------------------
Investment            - None                                                  - You are not permitted to transfer more than 10% of
Restrictions                                                                    your Contract Value as of your last Contract
                                                                                Anniversary between certain investment options. This
                                                                                restriction is not currently enforced.
------------------------------------------------------------------------------------------------------------------------------------
Spousal Continuation  - Available                                             - Available
------------------------------------------------------------------------------------------------------------------------------------


* For more information on the maximum Contract issue age please see the Section "How do I purchase the Contract?"


THE HARTFORD'S PRINCIPAL FIRST -- STEP-UP

Any time after the 5th year The Hartford's Principal First has been in effect, you may elect to "step-up" the Benefit Amount. There is no "step-up" available for The Hartford's Principal First Preferred. If you choose to "step-up" the Benefit Amount, your Benefit Amount will be re-calculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to "step-up" the Benefit Amount if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year The Hartford's Principal First "step-up" has been in place, you may choose to "step-up" the Benefit Amount again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can "step up" without waiting for the 5th year their Contract has been in force.


We currently allow you to "step-up" The Hartford's Principal First on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a "step-up" to occur on your Contract Anniversary. AT THE TIME YOU ELECT TO "STEP-UP," WE MAY BE CHARGING MORE FOR THE HARTFORD'S PRINCIPAL FIRST, BUT IN NO EVENT WILL THIS CHARGE EXCEED 0.75% ANNUALLY. REGARDLESS OF WHEN YOU BOUGHT YOUR CONTRACT, UPON "STEP-UP" WE WILL CHARGE YOU THE CURRENT CHARGE. BEFORE YOU DECIDE TO "STEP-UP," YOU SHOULD REQUEST A CURRENT PROSPECTUS WHICH WILL DESCRIBE THE CURRENT CHARGE FOR THIS BENEFIT.


THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- INVESTMENT RESTRICTIONS


If you elect The Hartford's Principal First Preferred you are not permitted to transfer more than 10% of your Contract Value as of your last Contract Anniversary from the Non-Growth Sub-Accounts to the Growth Sub-Accounts in any one Contract Year. If you transfer more than 10% of your Contract Value The Hartford's Principal First Preferred will automatically terminate and all Benefit Payments and The Hartford's Principal First Preferred charge will cease. We may add or delete Sub-Accounts from the Non-Growth and Growth sub-account lists at any time. Currently, we do not enforce this investment transfer restriction. We will provide you 30 days written notice when we elect to enforce this investment transfer restriction.

28
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


NON-GROWTH SUB-ACCOUNTS                                            GROWTH SUB-ACCOUNTS
------------------------------------------------------------------------------------------------------
AllianceBernstein VP Balanced Wealth                AllianceBernstein VP Global
  Strategy Portfolio                                Research Growth Portfolio
AllianceBernstein VP International Value            Fidelity VIP Contrafund-Registered Trademark-
  Portfolio                                         Portfolio
AllianceBernstein VP Small/Mid Cap                  Fidelity VIP Growth Portfolio
  Value Portfolio                                   Fidelity VIP Mid Cap Portfolio
AllianceBernstein VP Value Portfolio                Hartford Global Advisers HLS Fund
Fidelity VIP Equity-Income Portfolio                Hartford Global Leaders HLS Fund
Fidelity VIP Value Strategy Portfolio               Hartford Growth HLS Fund
Hartford Advisers HLS Fund                          Hartford Growth Opportunities
Hartford Disciplined Equity HLS Fund                HLS Fund
Hartford Dividend and Growth HLS                    Hartford International Capital
  Fund                                              Appreciation HLS Fund
Hartford Equity Income HLS Fund                     Hartford Small Cap Growth HLS Fund
Hartford Focus HLS Fund                             Huntington VA Growth Fund
Hartford High Yield HLS Fund                        Huntington VA Macro 100 Fund
Hartford Index HLS Fund                             Huntington VA Situs Small Cap Fund
Hartford International Opportunities                Huntington VA New Economy Fund
  HLS Fund                                          Oppenheimer Aggressive Growth
Hartford International Small                        Fund/VA
  Company HLS Fund                                  Oppenheimer Capital Appreciation
Hartford Money Market HLS Fund                      Fund/VA
Hartford Mortgage Securities HLS                    Oppenheimer Global Securities
  Fund                                              Fund/VA
Hartford Stock HLS Fund                             Putnam VT Vista Fund
Hartford Total Return Bond HLS Fund                 Putnam VT Voyager Fund
Hartford U.S. Government Securities                 Van Kampen UIF Emerging Markets
  HLS Fund                                          Equity Portfolio
Hartford Value HLS Fund                             Van Kampen UIF Mid Cap Growth
Hartford Value Opportunities HLS                    Portfolio
  Fund
Huntington VA Dividend Capture
Huntington VA Income Equity Fund
Huntington VA Mid Corp America
  Fund
Huntington VA Rotating Markets
  Fund
Lord Abbett All Value Portfolio
Lord Abbett America's Value Portfolio
Lord Abbett Bond-Debenture Portfolio
Lord Abbett Growth and Income
  Portfolio
Lord Abbett Large Cap Core Portfolio
Oppenheimer Main Street Fund-Registered
Trademark-/VA
Oppenheimer Main Street Small Cap
  Fund-Registered Trademark-/VA
Putnam VT Diversified Income Fund
Putnam VT Global Asset Allocation
  Fund
Putnam VT Growth and Income Fund
Putnam VT International Equity Fund
Putnam VT Investors Fund
Putnam VT New Value Fund
Putnam VT Small Cap Value Fund
Putnam VT The George Putnam Fund
  of Boston
Van Kampen LIT Comstock Portfolio
Van Kampen LIT Growth and
  Income Portfolio
Van Kampen UIF U.S. Mid Cap
  Value Portfolio
------------------------------------------------------------------------------------------------------


REQUIRED MINIMUM DISTRIBUTIONS

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on an annual basis, usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.

For purposes of The Hartford's Principal First Preferred, if you enroll in our Automatic Income Program to satisfy the Required Minimum Distributions from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount or Benefit Payment.

OTHER INFORMATION


The Hartford's Principal First and The Hartford's Principal First Preferred may not be available in all states or through all broker-dealers.



We reserve the right to treat all Contracts issued to you by us or one of our affiliates within a calendar year as one Contract for purposes of The Hartford's Principal First and The Hartford's Principal First Preferred. This means that if you purchase two Contracts from us in any twelve month period and elect either The Hartford's Principal First or The Hartford's Principal First Preferred on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.


For examples on how The Hartford's Principal First is calculated, please see "Appendix III." For examples on how The Hartford's Principal First Preferred is calculated, please see "Appendix IV."


D. DEATH BENEFITS



In most cases, we have used the same terminology in the Contract and this prospectus. However, when describing the Death Benefits, we have used different terms in this prospectus than in the Contract. When you receive your Contract after purchase, it will include Contract riders that describe your Death Benefit. For the standard Death Benefit, called Premium Security Death Benefit in your prospectus, for age 80 and under, you will receive riders entitled "Asset Protection Death Benefit" and "Premium Protection Death Benefit." Together, these riders make up the Premium Security Death Benefit. For the Asset Protection Death Benefit, you will receive a Contract rider with the same name. If you elect the MAV Plus Death Benefit, you will receive a rider entitled the "Maximum Anniversary Value/Earnings Protection Benefit" rider. If, after you receive your Contract you have any questions about terminology of the names of the riders, please call your Registered Representative or Hartford.


WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Contract Owner, joint Contract Owner, or the Annuitant dies before we begin to make Annuity Payouts. We calculate the Death Benefit when we receive a certified death certificate or other legal document acceptable to us. The calculations for the Death Benefit that are described below are based on the Contract Value on the date we receive a certified death certificate or other legal document acceptable to us.

The calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

                                                                              29
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


This Contract comes with a standard Death Benefit, which depends on the age of you and your Annuitant. This minimum guaranteed Death Benefit is at no additional cost. If you and your Annuitant are younger than age 81 on the issue date, your Death Benefit is the Premium Security Death Benefit. If you or your Annuitant are age 81 or older, your Death Benefit is the APB Death Benefit, which is short for Asset Protection Death Benefit. This minimum guaranteed Death Benefit is offered at no additional cost. If you elect the The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit. The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit is described later in this prospectus.


THE PREMIUM SECURITY DEATH BENEFIT

If both you and your Annuitant are younger than age 81 on the date we issue this Contract, your Death Benefit is the greatest of:

- Your Contract Value on the date we receive due proof of death;

- Your Total Premium Payments adjusted for any partial Surrenders; or

- The lesser of:

X  Your Maximum Anniversary Value described below; or

X Your Contract Value on the date we receive due proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.

THE ASSET PROTECTION DEATH BENEFIT

If you or your Annuitant are age 81 or older on the date we issue this Contract, the Death Benefit is the greatest of:

- Your Contract Value on the date we receive due proof of death;

- The lesser of:

X  Total Premium Payments adjusted for any partial Surrenders; or

X Your Contract Value on the date we receive due proof of death plus 25% of total Premium Payments adjusted for partial Surrenders and excluding subsequent Premium Payments we receive within 12 months of death.

- The lesser of:

X  Your Maximum Anniversary Value described below; or

X Your Contract Value on the date we receive proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.

MAXIMUM ANNIVERSARY VALUE

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier.

The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

- Your Anniversary Value is reduced for any partial Surrenders as shown below.

The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

ADJUSTMENTS FOR SURRENDERS

We calculate the adjustments to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar for dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

OPTIONAL DEATH BENEFIT

You may elect an optional Death Benefit for an additional charge. We call the optional Death Benefit the "MAV Plus Death Benefit," which is short for "Maximum Anniversary Value Plus Death Benefit." The name of the rider for the MAV Plus Death Benefit is called the "Maximum Anniversary Value/Earnings Protection Benefit" rider. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Premium Security Death Benefit and MAV Plus Death Benefit.


In states where the MAV Plus Death Benefit is not available, we offer the "MAV Death Benefit," which stands for "Maximum Anniversary Value Death Benefit." Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, see State Variations in Section 7 or call your Registered Representative or contact us.



THE MAV PLUS DEATH BENEFIT



You may elect the "MAV Plus Death Benefit" or "Maximum Anniversary Value Plus Death Benefit" for an additional charge. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Standard Death Benefit and MAV Plus Death Benefit. In states where the MAV Plus Death Benefit is not available, we offer the "MAV Death Benefit," which stands for "Maximum Anniversary Value Death Benefit." Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, contact us or your Registered Representative.

30
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


The MAV Plus Death Benefit is available for an additional annual charge, deducted daily, based on your Contract Value invested in the Sub-Accounts. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.



The MAV Plus Death Benefit is the greatest of:



- Your Contract Value on the date we receive due proof of death;



- Total Premium Payments adjusted for any partial Surrender;



- Your Maximum Anniversary Value; or



- Your Earnings Protection Benefit described below.



EARNINGS PROTECTION BENEFIT The Death Benefit depends on the age of you and your Annuitant on the date the MAV Plus Death Benefit is added to your Contract. If each age is 69 or younger, the benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap. The terms "gain" and "cap" are described below.


If you and/or your Annuitant are age 70 or older on the date the MAV Plus Death Benefit is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.

We determine Contract gain by subtracting your Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value on the calculation date. We then deduct any Premium Payments and add adjustments for any partial Surrenders made during that time.

We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.

The Contract gain that is used to determine your Death Benefit has a limit or "cap." The cap is 200% of the following:

- The Contract Value on the date the MAV Plus Death Benefit was added to your Contract; plus

- Premium Payments made after the MAV Plus Death Benefit was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus

- Any adjustments for partial Surrenders.

ADDITIONAL INFORMATION ABOUT THE DEATH BENEFITS

For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under sub-section entitled "Taxation of Annuities -- General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans."

We impose a limit on total death benefits if:


- The total death benefits are payable as a result of the death of any one person under one or more deferred variable annuities issued by us or our affiliates, and


- Aggregate Premium Payments total $5 million or more.

When the limit applies, total death benefits cannot exceed the greater of:

- The aggregate Premium Payments reduced by an adjustment for any Surrenders; or

- The aggregate Contract Value plus $1 million.

However, if you add Premium Payments to any of your Contracts such that aggregate Premium Payments total to $5 million or more, the aggregate death benefit will be the greater of the maximum death benefit above or:

- The aggregate Contract Value; plus

- The aggregate death benefits in excess of the aggregate Contract Values at the time you added the Premium Payments to your Contracts.

Any reduction in death benefits to multiple variable annuity contracts will be in proportion to the Contract Value of each Contract at the time of reduction.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Contract Owner has designated the manner in which the Beneficiary will receive the Death Benefit. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

If your Beneficiary elects to receive the Death Benefit amount as a lump sum payment, we may transfer that amount to our General Account and issue the Beneficiary a draftbook. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For Federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. If the Beneficiary resides or the Contract was purchased in a state that imposes restrictions on this method of lump sum payment, we may issue a check to the Beneficiary.

                                                                              31
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.

The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

Required Distributions -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

Alternatives to the Required Distributions -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation -- If the Contract Owner dies and a Beneficiary is the Contract Owner's spouse, that portion of the Contract for which the spouse is considered the Beneficiary will continue with the spouse as Contract Owner, unless the spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.


If your spouse continues any portion of the Contract as Contract Owner and elects the MAV Plus Death Benefit, we will use the date the Contract is continued with your spouse as Contract Owner as the effective date the optional Death Benefit was added to the Contract. This means we will use the date the Contract is continued with your spouse as Contract Owner as the effective date for calculating the MAV Plus Death Benefit. The percentage used for the MAV Plus Death Benefit will be determined by the oldest age of any remaining joint Contract Owner or Annuitant at the time the Contract is continued.


WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.

If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Contract Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

32
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .               AND . . .                            AND . . .
------------------------------------------------------------------------------------------------------
Contract Owner                There is a surviving joint Contract  The Annuitant is living or deceased
                              Owner
------------------------------------------------------------------------------------------------------
Contract Owner                There is no surviving joint          The Annuitant is living or deceased
                              Contract Owner
------------------------------------------------------------------------------------------------------
Contract Owner                There is no surviving joint          The Annuitant is living or deceased
                              Contract Owner and the Beneficiary
                              predeceases the Contract Owner
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is living         There is no named Contingent
                                                                   Annuitant
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is living         The Contingent Annuitant is living
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is a trust or     There is no named Contingent
                              other non-natural person             Annuitant
------------------------------------------------------------------------------------------------------

IF THE DECEASED IS THE . . .            THEN THE . . .
----------------------------
Contract Owner                Joint Contract Owner receives the
                              Death Benefit.
----------------------------
Contract Owner                Designated Beneficiary receives the
                              Death Benefit.
----------------------------
Contract Owner                Contract Owner's estate receives
                              the Death Benefit.
----------------------------
Annuitant                     The Contract Owner becomes the
                              Contingent Annuitant and the
                              Contract continues. The Contract
                              Owner may waive this presumption
                              and receive the Death Benefit.
----------------------------
Annuitant                     Contingent Annuitant becomes the
                              Annuitant, and the Contract
                              continues.
----------------------------
Annuitant                     The Contract Owner receives the
                              Death Benefit.
----------------------------

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .              AND . . .                     THEN THE . . .
----------------------------------------------------------------------------------------------
Contract Owner                  The Annuitant is living         Designated Beneficiary becomes
                                                                the Contract Owner.
----------------------------------------------------------------------------------------------
Annuitant                       The Contract Owner is living    Contract Owner receives the
                                                                payout at death, if any.
----------------------------------------------------------------------------------------------
Annuitant                       The Annuitant is also the       Designated Beneficiary
                                Contract Owner                  receives the payout at death,
                                                                if any.
----------------------------------------------------------------------------------------------

These are the most common scenarios, however, there are others. Some of the Annuity Payout Options may not result in a payout at death. For more information on Annuity Payout Options that may not result in a payout at death please see the section entitled "Annuity Payouts." If you have questions about these and any other scenarios, please contact your Registered Representative or us.


E. THE HARTFORD'S LIFETIME INCOME BUILDER



OVERVIEW



The Hartford's Lifetime Income Builder is an optional rider that is intended to help protect your Contract investment from poor market performance. The Hartford's Lifetime Income Builder provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, The Hartford's Lifetime Income Builder is a guarantee of the Benefit Amount that you can access two ways:



- WITHDRAWAL BENEFIT allows (a) BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or
  (b) LIFETIME BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the death of any Owner(s) if the oldest Owner(s) is age 60 or older. You may elect to receive either a Benefit Payment or a Lifetime Benefit Payment at one time. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; or



- GUARANTEED MINIMUM DEATH BENEFIT a Death Benefit equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. The Death Benefit is payable at the death of any Contract Owner or Annuitant. DEPLETING THE BENEFIT AMOUNT BY TAKING WITHDRAWAL BENEFITS OR SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER RIDER.


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ELECTING THE HARTFORD'S LIFETIME INCOME BUILDER



You may elect The Hartford's Lifetime Income Builder only at the time of purchase and once you do so, your choice is irrevocable. The benefits comprising The Hartford's Lifetime Income Builder may not be purchased separately.



The Hartford's Lifetime Income Builder is only available if the oldest Contract Owner or Annuitant is age 75 or younger at Contract issue.



If you elect The Hartford's Lifetime Income Builder, you may not elect The Hartford's Principal First or The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit.



DETERMINING YOUR BENEFIT AMOUNT



The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of any subsequent Premium Payments and automatic Benefit Amount increases. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.



- Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as "automatic Benefit Amount increases"), depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value, less 1. In no event will this ratio be less than 0% or greater than 10%. Automatic Benefit Amount increases will continue until the Contract Anniversary immediately following the oldest Owner's or Annuitant's 75th birthday.



- Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment.



- Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



  C. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in
      (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:



      (i)  the Contract Value immediately following the Surrender; or



      (ii) the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



- Benefit Amount Limits. Your Benefit Amount cannot be less than $0 or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under The Hartford's Lifetime Income Builder.



If your automatic Benefit Amount increases have been suspended as a result of your declining an automatic Benefit Amount increase, you will have the option to elect the automatic Benefit Amount increase again 30 days prior to each Contract Anniversary at the then current charge. If you decide to elect the automatic Benefit Amount increase on a future Contract Anniversary, we will thereafter resume automatic Benefit Amount increases.



Since the Benefit Amount is a central source for both benefits under The Hartford's Lifetime Income Builder, taking withdrawals will ultimately lessen or eliminate the Guaranteed Minimum Death Benefit.



Please refer to the Examples included in Appendix VI for a more complete description of these effects.



WITHDRAWAL BENEFIT



The following Section describes both BENEFIT PAYMENTS AND LIFETIME BENEFIT PAYMENTS which together comprise the Withdrawal Benefit.



BENEFIT PAYMENTS



Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.



The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.



Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.



Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is


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     equal to the Benefit Payment immediately prior to the Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.



  C. If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender times 5%.



If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.



If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made.



If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.



If Surrenders are less than or equal to the Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.



LIFETIME BENEFIT PAYMENT



Under this option, Surrenders may be taken as a Lifetime Benefit Payment that is initially set equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the oldest Owner's 60th birthday or 5% of the initial Benefit Amount if the oldest Owner is 60 or older at the rider's effective date. In other words, you may elect to go from Benefit Payments to Lifetime Benefit Payments once the oldest Contract Owner turns 60 provided that your Contract Value at the time of election is greater than zero. The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.



Lifetime Benefit Payments can be divided up and taken on any payment schedule that you request.



Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment, include any applicable Contingent Deferred Sales Charge.



Whenever a Surrender is taken after the Contract Anniversary immediately following the oldest Owner's 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of
      (A) will apply.



  C. If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender times 5%.



If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.



Lifetime Benefit Payments will be available until the first death of any Contract Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout.



If you make a subsequent Premium Payment after the Contract Anniversary immediately following the oldest Owner's 60th birthday, the Lifetime Benefit Payment will be re-calculated on the next Contract Anniversary to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.



If Surrenders are not taken prior to the Contract Anniversary immediately following the oldest Contract Owner's 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the oldest Contract Owner's 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment.



If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the oldest Owner's 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.


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If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the contract and pay the Surrender Value.



Please refer to the Examples included in Appendix VI for a more complete description of these effects.



SURRENDERING YOUR CONTRACT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER



You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request this Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under The Hartford's Lifetime Income Builder.



If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, we will issue a payout annuity. If the Contract Owner is a natural person we will treat the Contract Owner(s) as the Annuitant(s) for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either The Hartford's Lifetime Income Builder Fixed Period Certain Payout or The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option described in the Annuity Payout Section. The election is irrevocable. You may elect to defer the Annuity Commencement Date until you are eligible for The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout, described below.



GUARANTEED MINIMUM DEATH BENEFIT PROVISION



The Hartford's Lifetime Income Builder includes a Guaranteed Minimum Death Benefit ("GMDB") that replaces the standard Premium Security Death Benefit described in this prospectus. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date due proof of death is received by us. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER.



OWNERSHIP CHANGE



We reserve the right to approve all ownership changes. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under The Hartford's Lifetime Income Builder so long as the change in ownership does not affect the life on which the Contract is based and does not result in a change in the tax identification number under the Contract.



Any ownership change made prior to the first Contract Anniversary will have no impact on The Hartford's Lifetime Income Builder rider or the benefits thereunder as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change.



An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the oldest Owner(s) or Annuitant after the change are less than age 76 at the time of the change will automatically result in either (A) or (B):



  (A) If The Hartford's Lifetime Income Builder rider is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate. The charge will discontinue.



  (B) If The Hartford's Lifetime Income Builder rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.



If the oldest Owner(s) or Annuitant is age 76 or greater at the time of an ownership change, The Hartford's Lifetime Income Builder rider will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford's Lifetime Income Builder charge will terminate.



In addition, we reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the ownership change effective date. We may prohibit investment in any Sub-Account, require you to allocate your Contract Value according to an asset allocation model or to allocate your Contract Value to a fund-of-funds Sub-Account. If you violate the restrictions, then the rider, its benefits and its charges will terminate.



SPOUSAL CONTRACT CONTINUATION



If the Contract Owner dies and the Beneficiary is the deceased Contract Owner's spouse at the time of death, the spouse may continue the Contract, and we will adjust the Contract Value to the Death Benefit value (the greater of the Death Benefit and the Benefit Amount).



If the spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:



  (A) If The Hartford's Lifetime Income Builder is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate. The charge will discontinue.


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  (B)  If The Hartford's Lifetime Income Builder is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.



If the spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, The Hartford's Lifetime Income Builder will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford's Lifetime Income Builder charge will terminate.



ANNUITY COMMENCEMENT DATE



If the annuity reaches the maximum Annuity Commencement Date, which is the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, the Contract must be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under The Hartford's Lifetime Income Builder rules applicable when the Contract Value equals zero.



OTHER INFORMATION



The Hartford's Lifetime Income Builder may not be available in all states or through all broker-dealer firms.



For purposes of determining the Benefit Amount under The Hartford's Lifetime Income Builder, we reserve the right to treat one or more Contracts issued by us to you with The Hartford's Lifetime Income Builder in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.



The Hartford's Lifetime Income Builder may not be appropriate for all investors. Several factors, among others, should be considered:



- Inasmuch as these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER RIDER.



- Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing The Hartford's Lifetime Income Builder rider as part of an investment program involving an IRA may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to underlying Funds, outweigh the absence of additional tax advantages from a variable annuity.



- Purchasing The Hartford's Lifetime Income Builder rider is a one time only event and cannot be undone later. If you elect The Hartford's Lifetime Income Builder you will also forfeit other benefits such as The Hartford's Principal First and The Hartford's Principal First Preferred. A comparison table is provided below for ease of reference.



- Withdrawals are taxable as ordinary income to the extent of earnings and may also be subject to a 10% federal income tax penalty. Such withdrawals may have state income tax implications.



- Spouses who are not a Joint Owner may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner-spouse. Continuation of all of the options available in The Hartford's Lifetime Income Builder is dependent upon its availability at the time of death of the first Contract Owner-spouse and will be subject to then prevailing charges.



- Certain ownership changes may result in a reduction of benefits.



- We may not allow assignments under The Hartford's Lifetime Income Builder.



- Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification.



For examples on how The Hartford's Lifetime Income Builder is calculated, please see Appendix VI.



F. SURRENDERS


WHAT KINDS OF SURRENDERS ARE AVAILABLE?


Full Surrenders before the Annuity Commencement Date -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges, a pro-rated portion of The Hartford's Lifetime Income Builder charge, if applicable, and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.


Partial Surrenders before the Annuity Commencement Date -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable Contingent Deferred Sales Charge. You can ask us to deduct the Contingent Deferred Sales Charge from the amount you are Surrendering or from your remaining Contract Value. If we deduct the Contingent Deferred Sales Charge from your remaining Contract Value, that amount will also be subject to Contingent Deferred Sales Charge.

There are two restrictions on partial Surrenders before the Annuity Commencement
Date:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

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- After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. Our current minimum Contract Value is $500 after the Surrender. The minimum Contract Value in New York must be $1,000 after the Surrender. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender.

Full Surrenders after the Annuity Commencement Date -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.

Partial Surrenders after the Annuity Commencement Date -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.

Hartford will deduct any applicable Contingent Deferred Sales Charges.


If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.



These options may not be available if the contract is issued to qualify under
Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.


Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

Written Requests -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

Telephone Requests -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program, or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

Prior to age 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

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WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS
PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

More than one Contract issued in the same calendar year -- If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

Internal Revenue Code section 403(b) annuities -- As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are:
(a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the "Federal Tax Considerations" section for more information.


G. ANNUITY PAYOUTS


This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:

- When do you want Annuity Payouts to begin?

- Which Annuity Payout Option do you want to use?

- How often do you want the Payee to receive Annuity Payouts?

- What is the Assumed Investment Return?

- Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?

Please check with your financial adviser to select the Annuity Payout Option that best meets your income needs.

WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. You may choose to begin receiving a variable dollar amount Annuity Payout at any time. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later, unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?


Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. The Hartford's Lifetime Income Builder Fixed Period Certain Payout Option and The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option are available only to Contract Owners who elect The Hartford's Lifetime Income Builder rider. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.


LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts during the lifetime of the Annuitant, but Annuity Payouts are at least guaranteed for the number of years you select. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of years, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the present value of the remaining Annuity Payouts.

LIFE ANNUITY WITH A CASH REFUND

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.

JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the

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HARTFORD LIFE INSURANCE COMPANY
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Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts for the number of years that you select. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

THE HARTFORD'S PRINCIPAL FIRST PAYOUT OPTION


If you elect The Hartford's Principal First and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Payout Option, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.


THE HARTFORD'S PRINCIPAL FIRST PREFERRED PAYOUT OPTION


If you elect The Hartford's Principal First Preferred and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Preferred Payout Option, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.



The Hartford's Lifetime Income Builder Fixed Period Certain Payout -- If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment.



The total amount payable under this option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year's annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments.



The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain
Payout -- If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the calculation date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant, in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments.


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                                                 HARTFORD LIFE INSURANCE COMPANY
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YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE
SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST
SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS FOR A PERIOD CERTAIN ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE MAY BE DEDUCTED.

For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

Automatic Annuity Payouts -- If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.

HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

- monthly,

- quarterly,

- semi-annually, or

- annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.

WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.


Subject to the approval of your State, you can select one of three AIRs described in the Highlights Section. The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.


For example, if the second monthly Annuity Payout is the same as the first, the Sub-Accounts earned exactly the same return as the AIR. If the second monthly Annuity Payout is more than the first, the Sub-Accounts earned more than the AIR. If the second Annuity Payout is less than the first, the Sub-Account earned less than the AIR.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of the variation depends on the AIR you select.

DO YOU WANT ANNUITY PAYOUTS TO BE FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

Fixed Dollar Amount Annuity Payouts -- Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an Annuity rate set by us.

You may not choose a fixed dollar amount Annuity Payout if you purchase your Contract in Oregon or Pennsylvania.

Variable Dollar Amount Annuity Payouts -- Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

- the Annuity Payout Option chosen,

- the Annuitant's attained age and gender (if applicable),

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

- the Assumed Investment Return.

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value, minus any applicable Premium Taxes, by $1,000 and multiplying the result

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HARTFORD LIFE INSURANCE COMPANY
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by the payment factor defined in the Contract for the selected Annuity Payout
Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each Sub-Account.


The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.



ASSUMED INVESTMENT RETURNS ("AIR") -- The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.



        ANNUITY             ANNUITY             ANNUITY
AIR   UNIT FACTOR   AIR   UNIT FACTOR   AIR   UNIT FACTOR
----------------------------------------------------------
 3%    0.999919%     5%    0.999866%     6%    0.999840%
----------------------------------------------------------


Combination Annuity Payout -- You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs.


Transfer of Annuity Units -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under Section 5.


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KEY DIFFERENCES BETWEEN THE HARTFORD'S PRINCIPAL FIRST, THE HARTFORD'S PRINCIPAL
FIRST PREFERRED AND THE HARTFORD'S LIFETIME INCOME BUILDER


                                                                                  THE HARTFORD'S
        FEATURES                THE HARTFORD'S PRINCIPAL FIRST              PRINCIPAL FIRST PREFERRED
-------------------------------------------------------------------------------------------------------------
Charge                     0.50% of Sub-Account Value                0.20% of Sub-Account Value
-------------------------------------------------------------------  ----------------------------------------
Benefit Payment            7% of Benefit Amount                      5% of Benefit Amount
-------------------------------------------------------------------  ----------------------------------------
Revocability               - Irrevocable                             - Revocable anytime after the 5th
                                                                     Contract Year or the 5th Anniversary of
                                                                     the date you added The Hartford's
                                                                     Principal First Preferred to your
                                                                     Contract
                                                                     - Charge will terminate if The
                           - Charge continues to be deducted until     Hartford's Principal First Preferred
                             we begin to make annuity payouts          is cancelled
-------------------------------------------------------------------  ----------------------------------------
Step Up                    - After the 5th Contract Year, every      - Not Available
                             five years thereafter, optional
-------------------------------------------------------------------  ----------------------------------------
Lifetime Benefit Payments  - Not Available                           - Not Available
-------------------------------------------------------------------  ----------------------------------------
Death Benefit              - Premium Security or Asset Protection    - Premium Security or Asset Protection
                             Death Benefit                             Death Benefit
-------------------------------------------------------------------  ----------------------------------------
Maximum Issue Age          - Non-Qualified & Roth IRA -- same as     - Non-Qualified & Roth IRA -- same as
                             maximum Contract issue age*               maximum Contract issue age*
                           - IRA/Qualified -- Age 80.                - IRA/Qualified -- Age 70.
-------------------------------------------------------------------  ----------------------------------------
Investment Restrictions    - None                                    - You are not permitted to transfer more
                                                                       than 10% of your Contract Value as of
                                                                       your last Contract Anniversary between
                                                                       certain investment options. This
                                                                       restriction is not currently enforced
-------------------------------------------------------------------  ----------------------------------------
Spousal Continuation       - Available                               - Available
-------------------------------------------------------------------  ----------------------------------------

                                        THE HARTFORD'S
        FEATURES                   LIFETIME INCOME BUILDER
-------------------------
Charge                     0.40% of the Benefit Amount
-------------------------  ----------------------------------------
Benefit Payment            5% of Benefit Amount
-------------------------  ----------------------------------------
Revocability               - Irrevocable
                           - Charge continues to be deducted until
                             we begin to make Annuity Payouts
-------------------------  ----------------------------------------
Step Up                    - Annual, automatically calculated,
                             unless opted out
-------------------------  ----------------------------------------
Lifetime Benefit Payments  - Available
-------------------------  ----------------------------------------
Death Benefit              - The Hartford's Lifetime Income Builder
                             Guaranteed Minimum Death Benefit
-------------------------  ----------------------------------------
Maximum Issue Age          - Age 75
-------------------------  ----------------------------------------
Investment Restrictions    - None, unless approved ownership
                             change.
-------------------------  ----------------------------------------
Spousal Continuation       - Available
-------------------------  ----------------------------------------



* For more information on the maximum Contract issue age please see the Section "How do I purchase the Contract?"



H. OTHER PROGRAMS AVAILABLE


We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a Program or fund closure, will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these Programs.


Dollar Cost Averaging Plus ("DCA Plus") Programs -- You may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers from our Fixed Accumulation Feature to any of the Sub-Accounts under either a 6-Month Transfer Program or 12-Month Transfer Program subject to Program rules. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and with the final transfer of the entire amount remaining in the Program.



The pre-authorized transfers will begin within 15 days of receipt of the Program Payment provided we receive complete enrollment instructions. If we do not receive complete Program


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HARTFORD LIFE INSURANCE COMPANY
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enrollment instructions within 15 days of receipt of the initial Program
Payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, we will return your Program Payment to you for further instruction. If your Program Payment is less than the required minimum amount, we will apply it to your Contract according to your instructions on record for a subsequent Premium Payment.



Under the DCA Plus Programs, the credited interest rate is not earned on the full amount of your Premium Payment for the entire length of the Program. This is because Program transfers to the Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.



All Program Payments, including any subsequent Program Payment, must meet the Program minimum. Any subsequent Program Payments we receive during an active Program transfer period which are received during the same interest rate effective period will be credited to the current Program. Any subsequent Program Payments we receive during an active Program transfer period which are received during a different interest rate effective period will be used to start a new Program. That Program will be credited with the interest rate in effect on the date we start the new Program. Unless you send us different instructions, the new Program will be the same length of time as your current Program and will allocate the subsequent Program Payments to the same Sub-Accounts.



The DCA Plus Program may credit a higher interest rate but it does not ensure a profit or protect you against a loss in declining markets. Continuous or periodic investment programs neither insure a profit nor protect against a loss in declining markets. Because this program involves continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.



We may limit the total number of DCA Programs and DCA Plus Programs to 5 Programs open at any one time. We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.



You may elect to terminate the transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Sub-Accounts you selected for the Program.



We may discontinue, modify or amend the Programs or any other interest rate program we establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program. However, if an underlying fund closes to new Premium Payments and subsequent Premium Payments, it may also be closed to all Dollar Cost Averaging programs including the DCA Plus Program. In the event of a fund closure, We will contact you to determine your instructions as to future Program allocations. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.



Other Dollar Cost Averaging Programs -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Sub-Account into a different Sub-Account. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


InvestEase Program -- InvestEase is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

Automatic Income Program -- The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The minimum amount of each Surrender is $100. Amounts taken under this Program will count towards the Annual Withdrawal Amount, and if received prior to age 59 1/2, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment.

Asset Allocation Program -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers static model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the

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44
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can only participate in one model at a time.

Asset Rebalancing -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can only participate in one model at a time.

Dollar Cost Averaging Programs -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Sub-Account into a different Sub-Account. The Earnings/ Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses.

If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


Continuous or periodic investment programs neither insure a profit nor protect against a loss in declining markets. Because this program involves continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.



6. DEFINITIONS



Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:



ACCOUNT: Any of the Sub-Accounts or the Fixed Accumulation Feature.



ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.



ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.



ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, Connecticut 06102-5085.



ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary.



ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.



ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.



ANNUITANT: The person on whose life the Contract is based. The Annuitant may not be changed after your Contract is issued.



ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.



ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.



ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.



ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.



ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.



BENEFICIARY: The person(s) entitled to receive a payout at death, if any, upon the death of the Contract Owner, joint Contract Owner or Annuitant.



BENEFIT AMOUNT: The basis used to determine the maximum payout guaranteed under The Hartford's Principal First, The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder.



BENEFIT PAYMENT: The maximum guaranteed Payment that may be withdrawn each Contract Year under The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder.


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CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.



CODE: The Internal Revenue Code of 1986, as amended.



COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.



CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitants death.



CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.



CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.



CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.



CONTRACT OWNER OR YOU: The owner or holder of the Contract described in this prospectus. We do not capitalize "you" in the prospectus.



CONTRACT VALUE: The total value of the Accounts on any Valuation Day.



CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.



DEATH BENEFIT: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.



DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.



FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature is called the Fixed Account.



GENERAL ACCOUNT: The General Account includes our company assets, including any money you have invested in the Fixed Accumulation Feature. The assets in the General Account are available to the creditors of Hartford.



THE HARTFORD'S PRINCIPAL FIRST: An option that can be added at an additional charge where, if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under The Hartford's Principal First in any Contract Year is 7% of the guaranteed amount.



THE HARTFORD'S PRINCIPAL FIRST PREFERRED: An option that can be added at an additional charge where, if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under The Hartford's Principal First Preferred in any Contract Year is 5% of the guaranteed amount.



JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.



LIFETIME BENEFIT PAYMENT: The maximum guaranteed amount that can be withdrawn each year until the first death of the any natural Owner (or Annuitant if a non-natural Owner), under The Hartford's Lifetime Income Builder The Lifetime Benefit Payment is available at the Contract Anniversary on or after the oldest Owner's 60th birthday.



MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value prior to the deceased's 81st birthday or the date of death, if earlier.



MAXIMUM CONTRACT VALUE: Under The Hartford's Lifetime Income Builder, the greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.



NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.



1933 ACT: The Securities Exchange Act of 1933, as amended.



1934 ACT: The Securities Exchange Act of 1934, as amended.



1940 ACT: The Investment Company Act of 1940, as amended.



NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.



PAYEE: The person or party you designate to receive Annuity Payouts.



PREMIUM PAYMENT: Money sent to us to be invested in your Contract.



PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.



REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must


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begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.



SPOUSE: A person related to a Contract Owner by marriage pursuant to the Code.



SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.



SURRENDER: A complete or partial withdrawal from your Contract.



SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.



THE HARTFORD'S LIFETIME INCOME BUILDER: An option that can be added for an additional charge that provides a minimum withdrawal benefit and a minimum Death Benefit. In your Contract, this is called The Hartford's Lifetime Income Builder.



VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.



VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.



WE, US OR OUR: Hartford Life Insurance Company.



7. OTHER INFORMATION



ASSIGNMENT -- A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract. If you elect The Hartford's Lifetime Income Builder, the benefits thereunder cannot be assigned.



A qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law. Please consult a qualified tax adviser before assigning your Contract.


CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.


HOW CONTRACTS ARE SOLD -- Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours. The securities will be sold by individuals who represent us as insurance agents and who are registered representatives of Broker-Dealers that have entered into distribution agreements with HSD.


Upfront commissions paid by Hartford will not be more than 7% of Premium Payments. Trail commissions will not be more than 1% of Contract Value. From time to time Hartford may also pay or permit other promotional incentives, in cash or credit or other compensation.


Additional Compensation to Broker-Dealers, Financial Institutions and Other Persons ("Financial Intermediaries") -- In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and 12b-1 fees, the distributor or its affiliates pay, out of their own assets, significant additional compensation ("Additional Payments") to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the variable annuity contracts ("Contracts") based on a number of factors. While this additional compensation is not paid directly by you, it could have an impact on recommendations made by Financial Intermediaries.


With the exception of certain compensation arrangements discussed herein, and "Negotiated Additional Amounts" defined below, these Additional Payments, which are generally based on average net assets (or on aged assets i.e., assets held over one year) and on sales of the Contracts attributable to a particular Financial Intermediary, may, but are normally not expected to, exceed, in the aggregate 0.12% of the average net assets of the Contracts attributable to a particular Financial Intermediary. A listing of Financial Intermediaries to whom the distributor makes such Additional Payments is provided below. Separate Additional Payments may also be made in connection with the sale and distribution of the Contracts in such forms as, among others, "due diligence" payments and "marketing support" fees ("Negotiated Additional Amounts"), as discussed in greater detail below. With the exception of certain Negotiated Additional Amounts specifically discussed herein, payments of Negotiated Additional Amounts did not exceed $12 million per Financial Intermediary for the calendar year ended December 31, 2004. These Additional Payments and Negotiated Additional

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Amounts may, in some cases, act as a financial incentive for a Financial
Intermediary to recommend the purchase of one Contract over another Contract. Please consult your Financial Intermediary for more information.

Distribution Arrangements -- Contracts issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively "Hartford Life") are continuously offered and sold by selected broker-dealers who have selling agreements with Hartford Life. Except as discussed below, Hartford Life bears all the expenses of providing services pursuant to Contracts including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature.

In addition to the commissions described herein, Hartford Life and its affiliates pay, out of their own assets, Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Contracts. Certain Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary, on sales of the Contracts attributable to a particular Financial Intermediary, and/or on reimbursement of related sales expenses. Such Additional Payments are generally made for the placement of the Contracts on a Financial Intermediary's list of annuity products available for purchase by its customers. Separate Additional Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the annuity products and payments for providing training and information relating to the annuity product and (2) "marketing support" fees for providing assistance in promoting the sale of the annuity product. (Negotiated Additional Amounts). Subject to NASD regulations, Hartford Life and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of the Contracts, as well as sponsor various annuity product educational programs, sales contests and/or promotions in which Financial Intermediaries that participate may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. Hartford Life and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may be different for different Financial Intermediaries, will not change the price an investor will pay for the Contracts or the amount that a registered representative will receive from such sale. These Additional Payments and Negotiated Additional Amounts may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one annuity product over another annuity product. Please consult your Financial Intermediary for more information.

As of December 31, 2004 Hartford Life has entered into arrangements to make Additional Payments that are generally based on average net assets (or on aged assets) attributable to a particular Financial Intermediary, on sales of the Contracts attributable to a particular Financial Intermediary, and/or on reimbursement of related sales expenses to A.G. Edwards & Sons, Inc., Advest, Inc., AIG Advisors Group, AMSouth Investment Services, Inc., Bancwest Investment Services, Inc., Cadaret Grant & Co., Inc., Capital Analyst Inc., Capital Investment Group, Inc., Centaurus Financial, Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage, Inc., Cuso Financial Services, L.P., Duerr Financial Corporation, Edward D. Jones & Co., L.P., FFP Securities, Inc., Fifth Third Securities, First Citizens Investor Services, First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Harbour Investments, Inc., Heim & Young Securities, The Huntington Investment Company, Infinex Financial Group, ING Advisors Network, Investacorp, Inc., Investment Professionals, Inc., James T. Borello & Co., Jefferson Pilot Securities Corporation, J.J.B. Hilliard, W.L. Lyons, Inc., Legg Mason Wood Walker, Incorporated, Lincoln Financial, Linsco/Private Ledger Corp., M&T Securities, Merrill Lynch Pierce Fenner & Smith, First Montauk Securities Corp., Morgan Keegan & Company, Inc., Morgan Stanley & Co., Incorporated, Mutual Service Corporation, National Planning Holding, NEXT Financial Group, Inc., NFP Securities, Inc., Parker/Hunter Incorporated, Pension Planners, PFIC Securities Corporation, Piper Jaffray & Co., Prime Capital Services, Inc., Prospera Financial Services, Inc., Raymond James Financial Services, RBC Dain Rauscher Inc., Securities America, Inc., Sigma Financial Corporation, Southtrust Securities, Inc., Stifel Nicolaus & Company, Incorporated, TFS
Securities, Inc., The Investment Center, Inc., Triad Advisors, Inc., UBS Financial Services, Inc., Uvest Financial Services Group Inc., Wachovia Securities, LLC., Walnut Street Securities, Inc., Wells Fargo Brokerage Services, L.L.C., WM Financial Services, Inc., Woodbury Financial Services, Inc., XCU Capital Corporation, Inc. Hartford Life may enter into arrangements with other Financial Intermediaries to make such Additional Payments. Separate Additional Payments in the form of Negotiated Additional Amounts may also be made to the above-listed Financial Intermediaries and to other Financial Intermediaries.

The Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Contracts are negotiated based on a range of qualitative factors, including, but not limited to, access and opportunity to provide product education and training, assistance with the development and implementation of joint marketing and business plans, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the fiscal year ended December 31, 2004, Hartford Life or its affiliates paid approximately $50 million in total Additional Payments, including Negotiated Additional Amounts to Financial Intermediaries.

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The Contract may be sold directly to certain individuals under certain circumstances that do not involve payment of any sales compensation to a registered representative. In such case, Hartford will credit the Contract with an additional 5.0% of the Premium Payment. This additional percentage of Premium Payment in no way affects present or future charges, rights, benefits or current values of other Contract Owners. The following class of individuals are eligible for this feature: (1) current or retired officers, directors, trustees and employees (and their families) of the ultimate parent and affiliates of Hartford; and (2) employees and registered representatives (and their families) of registered broker-dealers (or their financial institutions) that have a sales agreement with Hartford and its principal underwriter to sell the Contracts.


LEGAL MATTERS


There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford, which includes Hartford Life Insurance Company ("HLIC") and its affiliates, has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues.



The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The funds are available for purchase by the separate accounts of different variable universal life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between sub-accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity products, The Hartford's ability to restrict transfers by these owners is limited. In
February 2005, The Hartford agreed in principle with the Boards of Directors of the funds to indemnify the funds for any material harmed caused to the funds from frequent trading by these owners. The specific terms of the indemnification have not been determined. The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford also has received a subpoena from the New York Attorney General's Office requesting information related to the Company's group annuity products. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office and other regulatory agencies.



To date, neither the SEC's and New York Attorney General's market timing investigation nor the SEC's directed brokerage investigation has resulted in either regulator initiating any formal action against The Hartford. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The potential timing of any such action is difficult to predict. Based on The Hartford's discussions with the SEC and the New York Attorney General's Office and its own analysis, Hartford Life, Inc. ("Hartford Life"), an indirect subsidiary of The Hartford, recorded a charge of $66 million to establish a reserve for these matters during the first quarter of 2005. This reserve is an estimate; in view of the uncertainties regarding the timing and outcome of any payments relating to these types of regulatory investigations, as well as the tax-deductibility, if any, and any potential deferred acquisition cost effects (though no deferred acquisition cost effects are included in this estimate) that may be applicable, it is possible that the ultimate cost to Hartford Life of these matters may exceed or be below the reserve amount, perhaps by a significant amount. It is reasonably possible that HLIC, an indirect subsidiary of Hartford Life, may ultimately be liable for all or a portion of the ultimate cost to Hartford Life. However, the ultimate liability of the Company, if any, is not reasonably estimable at this time.



The Hartford has received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. Additionally, The Hartford has received a subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a sub-account of a tax-qualified plan or was subsequently put into a tax qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in connection with these matters.



Also, The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. Further, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured


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settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters. The Hartford does not expect any such action to result in a material adverse effect on the separate accounts or on the HLS funds that serve as underlying investments for those accounts.


In addition, The Hartford has been served with five putative national class actions, now consolidated into a single putative class action, IN RE HARTFORD MUTUAL FUNDS FEE LITIGATION, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford's Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the Retail Funds themselves and the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the separate accounts or on the HLS funds that serve as underlying investments for those accounts.
MORE INFORMATION


You may call your Registered Representative if you have any questions or write or call us at the address above.


FINANCIAL STATEMENTS

You can find financial statements of the Separate Account and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.


STATE VARIATIONS


The following section describes modifications to this prospectus required by one or more state insurance departments:



- ALABAMA -- We will accept subsequent Premium Payments only during the first Contract Year.



- CALIFORNIA -- Any Contract Owner 60 years old or older when purchasing this Contract in the state of California must either: Elect the Senior Protection program, or elect to immediately allocate the initial Premium Payments to the other investment options.



Under the Senior Protection Program we will allocate your initial Premium Payment to the Hartford Money Market HLS Fund Sub-Account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions.



If you elect the Senior Protection Program you will not be able to participate in any InvestEase or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in the Hartford Money Market HLS Fund Sub-Account unless you direct otherwise.



You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from the Hartford Money Market HLS Fund Sub-Account to another investment option.



When you terminate your participation in the Senior Protection Program:



- you may reallocate your Contract Value in the Program to other investment options; or



- we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested.



- CONNECTICUT -- For Contracts issued in the state of Connecticut, there are no investment restrictions on the Sub-Accounts you may invest in while subject to The Hartford's Principal First Preferred benefit.



If you elect The Hartford's Principal First Preferred, and your Contract was issued in the state of Connecticut, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equals or exceeds $100,000.



Contingent Deferred Sales Charges for Connecticut residents purchasing Hartford Director M Plus are 8, 8, 8, 7, 6, 5, 4, 3, 0%.



- OREGON -- If you purchase your Contract in Oregon, we will accept subsequent Premium Payments only during the first three Contract Years. Oregon Contract Owners may only sign up for DCA Plus Programs that are 6 months or longer.



- MASSACHUSETTS -- If you purchase your Contract in Massachusetts, we will accept subsequent Premium Payments only until


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  the Annuitants 63rd birthday or the third Contract Anniversary, whichever is later.



- MINNESOTA, NEW YORK AND WASHINGTON -- The MAV Plus Death Benefit is not available for Contracts issued in Washington, New York or Minnesota. There is a different optional Death Benefit called the Maximum Anniversary Value Death Benefit for Contracts issued in Washington, New York or Minnesota. The charge is 0.30% of average daily Sub-Account Value.


The optional Death Benefit is different for Contracts issued in Washington, New York or Minnesota. We call this optional Death Benefit the "Maximum Anniversary Value Death Benefit."


There is an additional charge we deduct on a daily basis that is equal to an annual charge of 0.30% of your Contract Value invested in the Sub-Accounts for this benefit. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.



The Maximum Anniversary Value Death Benefit is described below. It is the greatest of:



- Your Contract Value on the date we receive proof of death;



- Total Premium Payments adjusted for any partial Surrenders; or



- Your Maximum Anniversary Value.



NEW YORK -- We will not recalculate The Hartford's Principal First or The Hartford's Principal First Preferred Benefit Amount if you change the ownership or assign your Contract to someone other than your spouse.



PENNSYLVANIA -- Contingent Deferred Sales Charges for Pennsylvania residents purchasing Hartford Director M Plus are 8, 8, 8, 7, 6, 5, 4, 3, 0%.



SOUTH CAROLINA AND WASHINGTON -- We do not deduct an Annual Maintenance Fee for Contracts issued in South Carolina and Washington if it will cause the rate of interest credited to your Contract Value in the Fixed Accumulation Feature to fall below state minimum requirements.



NEW JERSEY, NEW YORK, OKLAHOMA AND OREGON -- AIRS are the following: 3% and 5%.



MASSACHUSETTS, NEW JERSEY AND NEW YORK -- The Nursing Home Waiver is not approved.



8. FEDERAL TAX CONSIDERATIONS


A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

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No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to the Contracts.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

  1. NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under
Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "owner" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of an "owner." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "owner." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

  2. OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

    a. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

  i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract value (determined without regard to surrender charges) is an appropriate measure. However, the IRS could take the position that the value should be the current Contract value (determined without regard to surrender charges) increased by some measure of the value of certain future benefits.

 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next

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                                                 HARTFORD LIFE INSURANCE COMPANY
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    subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

 vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

    b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

  i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

    c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

    d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.

  i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

 ii. The 10% penalty tax will not apply to the following distributions:

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3. Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary). In determining whether a payment stream designed to satisfy this exception qualifies, it is possible that the IRS could take the position that the entire interest in the Contract should include not only the current Contract value, but also some measure of the value of certain future benefits.

    5. Distributions made under certain annuities issued in connection with structured settlement agreements.

    6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied RETROACTIVELY TO ALL THE PRIOR PERIODIC PAYMENTS (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

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    e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE
       EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract,
(2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

    f. REQUIRED DISTRIBUTIONS.

  i. Death of Contract Owner or Primary Annuitant

    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

    1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

    2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

    3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

 ii. Alternative Election to Satisfy Distribution Requirements

    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

 iii. Spouse Beneficiary

    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

    g. ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered intofor tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

    h. PARTIAL EXCHANGES.

The IRS in Rev. Rul. 2003-76 has confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering
(1) under what circumstances it should treat a partial exchange followed by such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code
Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Accordingly, we advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.

  3. DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

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In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

  4. TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

For instance, the IRS in Rev. Rul. 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). More specifically, Rev. Rul. 2003-92 extended this "public availability" doctrine to interests in a non-registered limited partnership that are not publicly traded but are available directly to qualified buyers through private placements (as well as through variable contracts), holding that such limited partnership interests should be treated as owned directly by a variable contract owner (and not by the insurer). By contrast, where such limited partnership interests are available exclusively through the purchase of a variable insurance contract, Rev. Rul. 2003-92 held that such investment assets should be treated as owned by the insurer (and not by the contract owner). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts.

The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. FEDERAL INCOME TAX WITHHOLDING


The portion of an amount received under a Contract that is taxable gross income to the payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:



    1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution.



    2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested.


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E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS


The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.


G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-spouse beneficiary who either is
(1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code
Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code
Section 72(e)(4)(C)(iii) and Section 1015.
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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------
    Safekeeping of Assets
--------------------------------------------------------
    Experts
--------------------------------------------------------
    Non-Participating
--------------------------------------------------------
    Misstatement of Age or Sex
--------------------------------------------------------
    Principal Underwriter
--------------------------------------------------------
PERFORMANCE RELATED INFORMATION
--------------------------------------------------------
    Total Return for all Sub-Accounts
--------------------------------------------------------
    Yield for Sub-Accounts
--------------------------------------------------------
    Money Market Sub-Accounts
--------------------------------------------------------
    Additional Materials
--------------------------------------------------------
    Performance Comparisons
--------------------------------------------------------
ACCUMULATION UNIT VALUES
--------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------

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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.


The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts, accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.



THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/ OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.



The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.



We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.



1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")



In addition to "traditional" IRAs governed by Code Sections 408(a) and
(b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A , SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code
Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or
457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.



TRADITIONAL IRAS Traditional IRAs are subject to limits on the amounts that may be contributed each year (which contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code
Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.



You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into your Traditional IRA under certain circumstances, as indicated


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below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plan if the distribution is not transferred directly to your Traditional IRA.



IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



SEP IRAS Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



SIMPLE IRAS The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code
Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



[A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.



We currently do not serve as the Designated Financial Institution for any employer's SIMPLE Plan. Accordingly, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan, and if you choose, arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.]



ROTH IRAS Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA to a Roth IRA will subject the amount held in the converted Traditional IRA to federal income tax. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA and under limited circumstances, as indicated below. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(K) PLAN



Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described


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below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.



In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefit once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.



3. TAX SHELTERED ANNUITY UNDER SECTION 403(B) ("TSA")



Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" contract ("TSA") and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, such contributions may not exceed the lesser of an annual dollar limit (e.g., $40,000) or 100% of the employee's "includable compensation" for his most recent full year of service, subject to other adjustments. Special provisions may allow certain employees to elect a different overall limitation.



A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:



    a.  after the employee reaches age 59 1/2;



    b.  upon the employee's separation from service;



    c.  upon the employee's death or disability; or



    d. in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).



Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.



Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below.



4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")



Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. In addition, under Code Section 457(d) a
Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).



All of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors.



5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS



Except under certain circumstances in the case of Roth IRAs, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.



For non-periodic amounts from certain Qualified Contracts or Plans, Code
Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type


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of Qualified Contract or Plan. For instances, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.



In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below. Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.



6. PENALTY TAXES FOR QUALIFIED PLANS



Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.



A. PENALTY TAXES ON PREMATURE DISTRIBUTIONS Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:



- made to a beneficiary (or to the employee's estate) on or after the employee's death;



- attributable to the employee's becoming disabled under Code Section 72(m)(7);



- part of a series of substantially equal periodic payments (not less frequently than annually -- "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;



- (except for IRAs) made to an employee after separation from service after reaching age 55; or



- not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.



In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:



- made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;



- not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or



- for a qualified first-time home buyer and meets the requirements of Code
  Section 72(t)(8).



If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied RETROACTIVELY TO ALL THE PRIOR PERIODIC PAYMENTS (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and
(b) 5 years have elapsed since the first of these periodic payments.



For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.



B. RMDS AND 50% PENALTY TAX If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.



An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:



- the calendar year in which the individual attains age 70 1/2, or



- (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.



The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --



    (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or



    (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.



If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.



If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.



The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth


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IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.



The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.



In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.



7. TAX WITHHOLDING FOR QUALIFIED PLANS



Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."



Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens or resident aliens of the United States.



Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.



8. ROLLOVER DISTRIBUTIONS



The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.



For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g., a TSA) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g., a TSA that is subject to the same kinds of salary reduction restrictions). Such a "direct transfer" between the same kind of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.



By contrast, an amount distributed from one type of Plan (e.g., a TSA) into a different type of Plan (e.g., a Traditional IRA) generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan fiduciary) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient.



Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either:



    a.  an RMD amount;



    b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or



    c.  any distribution made upon hardship of the employee.



Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct


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rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457(e)(16), a
"direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.



Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).



Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse), Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.


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APPENDIX II -- DEATH BENEFIT -- EXAMPLES

PREMIUM SECURITY DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000.

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT
To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- Total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000]

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% X $106,000 = $143,903]; the lesser
  (a) and (b) is $106,000.

The Premium Security Death Benefit is the greatest of these three values, which is $117,403.

EXAMPLE 2

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT
To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)]

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and
  (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser
  (a) and (b) is $83,571.

The Premium Security Death Benefit is the greatest of these three values, which is $120,000.

ADJUSTMENT FOR PARTIAL SURRENDER FOR TOTAL PREMIUM PAYMENTS
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

ADJUSTMENT FOR PARTIAL SURRENDER FOR MAXIMUM ANNIVERSARY VALUE
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 - $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

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ASSET PROTECTION DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000.

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% X $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% X $106,000 = $143,903]; the lesser
  (a) and (b) is $106,000.

The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.

EXAMPLE 2

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% X $57,857 = $134,464]; the lesser (a) and (b) is $57,857.

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

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MAV PLUS DEATH BENEFIT WITH PREMIUM SECURITY DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

- You made a single Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR EARNINGS PROTECTION BENEFIT

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 - $100,000 - $0 + $0 = $9,273]

Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

Hartford would calculate the Contract gain as follows:

- Contract Value on the day we receive proof of Death [$117,403],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

- Add any adjustments for partial Surrenders [$0],

So the Contract gain equals $17,403.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($0),

Which equals $100,000. The cap is 200% of $100,000, which is $200,000.

PREMIUM SECURITY DEATH BENEFIT AMOUNT IS $117,403. (See Example 1 under Premium Security Death Benefit for details of calculation.)

ADJUSTED TOTAL PREMIUM PAYMENT AMOUNT IS $92,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)

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MAV PLUS DEATH BENEFIT

In this situation the cap does not apply, so Hartford takes the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% ($17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the death benefit.

EXAMPLE 2

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

- You made a single Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below))

- On the day we receive proof of Death, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 - $100,000 - $0 + $0 = $50,000]

Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.

CALCULATION OF CONTRACT GAIN

Hartford would calculate the Contract gain as follows:

- Contract Value on the day we receive proof of Death [$120,000],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

- Add any adjustments for partial Surrenders [$10,000],

So the Contract gain equals $30,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($10,000),

Which equals $90,000. The cap is 200% of $90,000, which is $180,000.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 - $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 - $10,000 = $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and adds that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.

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APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

- Your Benefit Amount is $100,000, which is your initial Premium Payment.

- Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

- Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.

EXAMPLE 7: IF YOU ELECT TO "STEP-UP" THE HARTFORD'S PRINCIPAL FIRST AFTER THE 5TH YEAR, ASSUMING YOU HAVE MADE NO WITHDRAWALS, AND YOUR CONTRACT VALUE AT THE TIME OF STEP-UP IS $200,000, THEN

- We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

- Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

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APPENDIX IV -- THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST PREFERRED WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

- Your Benefit Amount is $100,000, which is your initial Premium Payment.

- Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $7,500, which is your prior Benefit Payment ($5,000) plus 5% of your additional Premium Payment ($2,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

- Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

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APPENDIX V -- ACCUMULATION UNIT VALUES

There is no information available for the Sub-Accounts because as of December 31, 2004, the Sub-Accounts had not commenced operations.

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APPENDIX VI -- THE HARTFORD'S LIFETIME INCOME BUILDER -- EXAMPLES



FOR ALL EXAMPLES YOUR GUARANTEED MINIMUM DEATH IS THE GREATER OF THE BENEFIT AMOUNT AND THE CONTRACT VALUE ON THE DATE OF DUE PROOF OF DEATH.



EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S LIFETIME INCOME BUILDER WHEN YOU PURCHASE YOUR CONTRACT, YOU ARE YOUNGER THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.



- Your Benefit Amount is $100,000, which is your initial Premium Payment.



- Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.



- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be set equal to the Benefit Amount on the Contract Anniversary immediately following the Oldest Owner's 60th birthday.



EXAMPLE 2: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU MAKE NO ADDITIONAL PREMIUM PAYMENTS AND TAKE NO WITHDRAWALS DURING THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $105,000.



- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value (105,000) divided by the Maximum Contract Value (100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (105,000 / 100,000) -1 = .05 = 5%



- Your Benefit Amount is $105,000, which is your previous Benefit Amount multiplied by the automatic Benefit Amount increase.



- Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $105,000 * .004 = $420, this amount is deducted from the Contract Value.



EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.



- Your initial Benefit Amount is $100,000.



- Your Benefit Payment is $5,000.



- After the partial Surrender of $1,000, your Benefit Amount is $99,000.



- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.



- Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.



- Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.



- Your Benefit Payment is $5,000, which equals the greater of (a) and (b), subject to a maximum of (c) where (a) is 5% of your Benefit Amount after the anniversary calculation ($4,950); (b) is your Benefit Payment prior to the anniversary calculation ($5,000); and (c) is your Benefit Amount ($99,000).



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $99,000 * .004 = $396, this amount is deducted from the Contract Value.



EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 3. ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2 AND THAT, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.



- At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.



- Your Benefit Payment is $5,000.



- Your Benefit Amount after the premium payment is $119,000.



- Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.


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EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 4. ASSUME THAT ON THE FOLLOWING
ANNIVERSARY (THE END OF CONTRACT YEAR 2) THE CONTRACT VALUE IS $118,000 AND THAT NO WITHDRAWALS WERE TAKEN IN CONTRACT YEAR 2.



- After Premium Payment, your Benefit Amount is $119,000.



- Your Benefit Payment is $5,950.



- At the anniversary, we calculate the automatic Benefit Amount increase. The ratio is the Contract Value (118,000) divided by the Maximum Contract Value (120,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (118,000 / 120,000) -1 = -.01667 subject to a minimum of 0%



- Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.



- Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $119,000 * .004 = $476, this amount is deducted from the Contract Value.



EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 5. ASSUME THAT IN THE THIRD CONTRACT YEAR, A $35,000 PARTIAL SURRENDER IS TAKEN. THE PARTIAL SURRENDER INCLUDES CDSC. THE WITHDRAWAL LOWERED THE CONTRACT VALUE FROM $115,000 TO $80,000.



- At the beginning of Contract Year 3, your initial Benefit Amount is $119,000.



- Your Benefit Payment is $5,950.



- Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows
    - (i) the Contract Value immediately following the partial withdrawal:
80,000
    - (ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: 119,000 - 35,000 = 84,000



- Your new Benefit Amount is $80,000.



- Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.



EXAMPLE 7: ASSUME THAT ON THE CONTRACT ANNIVERSARY IMMEDIATELY FOLLOWING THE OLDEST OWNER'S 60TH BIRTHDAY, THE CONTRACT VALUE IS $200,000.



- Your Benefit Amount after the automatic increase calculation is $200,000.



- Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $200,000 * .004 = $800, this amount is deducted from the Contract Value.



EXAMPLE 8: ASSUME THE OWNER WITHDRAWS $9,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.



- Your Benefit Amount is $80,000 before the partial Surrender.



- Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.



- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.



- Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.



EXAMPLE 9: ASSUME THE OWNER WITHDRAWS $12,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.



- Your Benefit Amount is $80,000 before the partial Surrender.



- Your Benefit Amount after the partial Surrender is $68,000.



- It is the lesser of Contract Value after the partial Surrender (73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.



- Your Benefit Amount will reset to $3,400, which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.



- Your Lifetime Benefit Payment will reset to $3,400, which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

To obtain a Statement of Additional Information, please complete the form below and mail to:

      Hartford Life Insurance Company
      Attn: Investment Product Services
      P.O. Box 5085
      Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information for Series I of Huntington Director M Outlook variable annuity to me at the following address:

---------------------------------------------------
                                      Name

----------------------------------------------------------------
                                    Address

----------------------------------------------------------------
   City/State                                                        Zip Code

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                        HARTFORD LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT THREE

                   SERIES I OF HUNTINGTON DIRECTOR M OUTLOOK

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.

To obtain a prospectus, send a written request to Hartford Life Insurance Company Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.


Date of Prospectus: November 1, 2005
Date of Statement of Additional Information: November 1, 2005


TABLE OF CONTENTS

GENERAL INFORMATION                                                2
----------------------------------------------------------------------
    Safekeeping of Assets                                          2
----------------------------------------------------------------------
    Experts                                                        2
----------------------------------------------------------------------
    Non-Participating                                              2
----------------------------------------------------------------------
    Misstatement of Age or Sex                                     2
----------------------------------------------------------------------
    Principal Underwriter                                          2
----------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION                                    2
----------------------------------------------------------------------
    Total Return for all Sub-Accounts                              2
----------------------------------------------------------------------
    Yield for Sub-Accounts                                         3
----------------------------------------------------------------------
    Money Market Sub-Accounts                                      3
----------------------------------------------------------------------
    Additional Materials                                           3
----------------------------------------------------------------------
    Performance Comparisons                                        4
----------------------------------------------------------------------
ACCUMULATION UNIT VALUES                                           5
----------------------------------------------------------------------
FINANCIAL STATEMENTS                                            SA-1
----------------------------------------------------------------------

2                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS


The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 24, 2005 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in its method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004), and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account Three (the "Account") as of December 31, 2004, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period ended December 31, 2004 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 24, 2005, which are both included in this Statement of Additional Information and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. ("HSD"). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2004: $1,245,453; 2003: $1,870,390; and 2002: $2,540,909.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.

HARTFORD LIFE INSURANCE COMPANY                                                3
--------------------------------------------------------------------------------

The formula Hartford uses to calculate standardized total return is P(1+T)TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period. This figure reflects deductions for the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee.

The formula Hartford uses to calculate yield is: YIELD = 2[(a-b/cd +1)TO THE POWER OF 6 -1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

A money market fund Sub-Account may advertise yield and effective yield. Yield and effective yield figures reflect the deductions for the Contract, which include the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR." Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR X (365/7), where BPR = (A-B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

4                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

Hartford may also compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance, such as:

- The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

- The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. The Nasdaq Composite includes over 5,000 companies. On February 5, 1971, the Nasdaq Composite Index began with a base of 100.00.

- The Morgan Stanley Capital International EAFE Index (the "EAFE Index") of major markets in Europe, Australia and the Far East is a benchmark of international stock performance. The EAFE Index is "capitalization weighted," which means that a company whose securities have a high market value will contribute proportionately more to the EAFE Index's performance results than a company whose securities have a lower market value.

- The Lehman Brothers High Yield Corporate Index is a broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

- The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

HARTFORD LIFE INSURANCE COMPANY                                                5
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES

There is no information available for the Sub-Accounts because as of December 31, 2004, the Sub-Accounts had not commenced operations.

                                    PART A

FIRST HORIZON DIRECTOR M OUTLOOK
SEPARATE ACCOUNT THREE
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 5085

HARTFORD, CONNECTICUT 06102-5085



[ICON]      1-800-862-6668 (CONTRACT OWNERS)
            1-800-862-7155 (REGISTERED REPRESENTATIVES)
[ICON]      WWW.HARTFORDINVESTOR.COM


                                                             [THE HARTFORD LOGO]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This prospectus describes information you should know before you purchase Series I of First Horizon Director M Outlook variable annuity or make subsequent premium payments. Please read it carefully and keep it for your records.



This variable annuity is a contract between you and Hartford Life Insurance Company ("us," "we" or "our") where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:


X  Flexible, because you may add Premium Payments at any time.


X Tax-deferred, which means you may not have to pay taxes until you take money out or until we start to make Annuity Payouts.



X Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.



You must allocate your Premium Payment to "Sub-Accounts." The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors ("Funds"). These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following portfolio companies: AllianceBernstein Variable Products Series Fund, Inc., Fidelity Variable Insurance Products, Hartford HLS Series Fund II, Inc., Hartford Series Fund, Inc., Oppenheimer Variable Accounts Funds, Putnam Variable Trust, Van Kampen Life Investment Trust The Universal Institutional Funds, Inc., and Variable Insurance Funds. The Funds are described in greater detail in
Section 3.



You may also allocate some or all of your Premium Payment to the Fixed Accumulation Feature, which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our assets like the assets of the Separate Account.



You should keep this prospectus for your records. You can also contact us to get a Statement of Additional Information free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov). You may also obtain a copy of this prospectus and the Statement of Additional Information, as amended from time to time, in a compact disk by contacting us.



This Contract IS NOT:


- A bank deposit or obligation

- Federally insured

- Endorsed by any bank or governmental agency


This Contract and its features may not be available for sale in all states. Please refer to the "State Variations" discussion in Section 7 for additional information about variations in fees and features based on specific state requirements.

--------------------------------------------------------------------------------

PROSPECTUS DATED: NOVEMBER 1, 2005
STATEMENT OF ADDITIONAL INFORMATION DATED: NOVEMBER 1, 2005

2
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


TABLE OF CONTENTS



                                                                            PAGE
--------------------------------------------------------------------------------
1. HIGHLIGHTS                                                                 3
--------------------------------------------------------------------------------
2. SYNOPSIS                                                                   6
--------------------------------------------------------------------------------
3. GENERAL CONTRACT INFORMATION                                               9
--------------------------------------------------------------------------------
  Hartford Life Insurance Company                                             9
--------------------------------------------------------------------------------
  The Separate Account                                                        9
--------------------------------------------------------------------------------
  The Funds                                                                   9
--------------------------------------------------------------------------------
  Fixed Accumulation Feature                                                 16
--------------------------------------------------------------------------------
4. PERFORMANCE RELATED INFORMATION                                           16
--------------------------------------------------------------------------------
5. THE CONTRACT                                                              17
--------------------------------------------------------------------------------
  a.  Purchases and Contract Value                                           17
--------------------------------------------------------------------------------
  b. Charges and Fees                                                        22
--------------------------------------------------------------------------------
  c.  The Hartford's Principal First and The Hartford's Principal First
  Preferred                                                                  24
--------------------------------------------------------------------------------
  d. Death Benefits                                                          27
--------------------------------------------------------------------------------
  e.  The Hartford's Lifetime Income Builder                                 31
--------------------------------------------------------------------------------
  f.  Surrenders                                                             35
--------------------------------------------------------------------------------
  g.  Annuity Payouts                                                        37
--------------------------------------------------------------------------------
  h.  Other Programs Available                                               41
--------------------------------------------------------------------------------
6. DEFINITIONS                                                               43
--------------------------------------------------------------------------------
7. OTHER INFORMATION                                                         45
--------------------------------------------------------------------------------
  Legal Matters                                                              47
--------------------------------------------------------------------------------
  More Information                                                           48
--------------------------------------------------------------------------------
  Financial Statements                                                       48
--------------------------------------------------------------------------------
  State Variations                                                           48
--------------------------------------------------------------------------------
8. FEDERAL TAX CONSIDERATIONS                                                49
--------------------------------------------------------------------------------
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                     55
--------------------------------------------------------------------------------
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS           56
--------------------------------------------------------------------------------
APPENDIX II -- DEATH BENEFIT -- EXAMPLES                                     62
--------------------------------------------------------------------------------
APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES                   67
--------------------------------------------------------------------------------
APPENDIX IV -- THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- EXAMPLES          68
--------------------------------------------------------------------------------
APPENDIX V -- ACCUMULATION UNIT VALUES                                       69
--------------------------------------------------------------------------------
APPENDIX VI -- THE HARTFORD'S LIFETIME INCOME BUILDER -- EXAMPLES            70
--------------------------------------------------------------------------------

                                                                               3
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


1. HIGHLIGHTS



Below is some important information about your variable annuity Contract. To purchase a Contract you must complete our application or order request and submit it to us for approval with your first Premium Payment.



A. MAXIMUM ISSUE AGE:



Subject to State variations (see Section 7), the Annuitant, Contract Owner or Joint Contract Owner cannot be older than age 85 on the date your Contract is issued. For more information, see question Sections 1(h) and 5(a). We, or any financial adviser, may refuse to sell a Contract to any person based on age and other relevant criteria.



B. INITIAL INVESTMENT: For more information, see Section 5(a).



- $1,000 minimum investment.



- $500 with enrollment in the InvestEase-Registered Trademark- Program.



- Premium Payments may not exceed $1 million without our prior approval.



MINIMUM ADDITIONAL INVESTMENTS: $500 (other than investments made through InvestEase Program)



INVESTEASE PROGRAM: This program allows systematic additional investments of as little as $50 from a checking or savings account into your Contract monthly or quarterly.



RIGHT TO CANCEL PERIOD: For a limited time, usually within ten days after you receive your Contract, you may cancel your Contract without a Contingent Deferred Sales Charge. This "free look" period may be from ten to thirty-five days depending on your state of residence. You may be subject to market losses or gains prior to our receipt of your request for cancellation. See "State Variations" in Section 7 for more information.



C. IS THE FIXED ACCUMULATION FEATURE AVAILABLE? Yes /X/ No / / [see Section 3]



D. CONTINGENT DEFERRED SALES CHARGES:



There may be a variety of sales arrangements available for you to purchase a contract from us. These choices may range from contracts with no sales charges, front-end or Contingent Deferred Sales Charges, and contracts that offer Payment Enhancements (bonus feature). This Contract is subject to a Contingent Deferred Sales Charge when you make a full or partial Surrender of your Contract, subject to certain exceptions. The percentage used to determine your Contingent Deferred Sales Charge is:



YEAR                       1   2   3   4   5   6   7   8
---------------------------------------------------------
CHARGE                     7%  7%  7%  6%  5%  4%  3%  0%
---------------------------------------------------------



For more information, see Sections 2, 5(b) and 7.



NURSING HOME SALES CHARGE WAIVER: Should the need arise for the Annuitant, Owner or Joint Owner to enter a nursing home or hospital, you can access money from your Contract -- with no Contingent Deferred Sales Charges -- to help pay these expenses. Certain requirements must be met, including:



- The benefit will only apply to Premium Payments made prior to the nursing home or hospital stay;



- The nursing home or hospital stay must be prescribed by a physician; and



- The stay in the nursing home or hospital must exceed 180 consecutive days.



See "State Variations" in Section 7 for more information.



ANNUAL WITHDRAWAL AMOUNT: This is the amount we will allow you to receive annually without a Contingent Deferred Sales Charge.



- YEARS 1-7: 10% of total Premium Payments per Contract year on a non-cumulative basis.



- AFTER YEAR 7: 100% of any earnings, and Premium Payments invested more than 7 years plus 10% of Premium Payments invested for less than 7 years.



While we provide several ways for you to access your money, not all of your Premiums may be easily accessible. For instance, if you are less than 59 1/2 when you make a Surrender, you may have to pay a federal income tax penalty on the money you take out. Your Premiums are also subject to market risk based on the sub-account performance. See Section 1(h) for more information.



E. CONTRACT CHARGES:



- MORTALITY AND EXPENSE RISK CHARGE: 0.95% annually, charged daily from Sub-Account Value.



- ADMINISTRATIVE CHARGE: 0.20% annually, charged daily from Sub-Account Value.



- ANNUAL MAINTENANCE FEE: $30, waived for Contract Anniversary and Surrender values of $50,000 and over.



- PREMIUM TAXES: These are taxes paid to state or municipal authorities and range up to 3.5% of Premiums paid.



OPTIONAL BENEFIT CONTRACT CHARGES:



- MAV PLUS DEATH BENEFIT: 0.30% annually, charged daily from Sub-Account Value. [Not available if the Owner(s) or Annuitant is age 76 or older]



- THE HARTFORD'S PRINCIPAL FIRST: 0.50% annually, charged daily from Sub-Account Value. [Limited in qualified Contracts to Owner/Annuitants age 80 or younger]



- THE HARTFORD'S PRINCIPAL FIRST PREFERRED: 0.20% annually, charged daily from Sub-Account Value. [Limited to Contracts issued after 11/1/04 and in qualified Contracts to Owner/ Annuitants age 70 or younger]



- THE HARTFORD'S LIFETIME INCOME BUILDER: The initial charge is 0.40% of your then current Benefit Amount (as compared

4
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

  to Sub-Account Value) but may be increased to a total maximum charge of .75%. This additional charge will automatically be deducted from your Contract Value each Contract Anniversary (as compared to daily deductions).



  See Section 5(b) for more information.



F. ANNUITY PAYOUT OPTIONS: You must begin to take Annuity Payouts by the later of the Annuitant's 90th birthday or the end of the 10th Contract Year. Your Annuity Payout Options are:



- Payments for a Period Certain                     -Life Annuity with Payments for a Period Certain
------------------------------------------------------------------------------------------------------
- Life Annuity                                      -Joint and Last Survivor Annuity
------------------------------------------------------------------------------------------------------
- Life Annuity with a Cash Refund                   -Joint and Last Survivor Annuity with Payments for
                                                     a Period Certain
------------------------------------------------------------------------------------------------------



G. DEATH BENEFITS: A Death Benefit is the amount we will pay if the annuitant, Contract owner, or joint Contract owner dies before we begin to make Annuity Payouts. All Death Benefits are calculated when we receive a certified death certificate or other legal document acceptable to us. We offer two standard Death Benefits. The Death Benefit issued with your Contract is based on the age of the Annuitant, Contract Owner or Joint Contract Owner. You may also choose to add an optional Death Benefit to your Contract for an additional charge. See
Section 5(d) for more information.



STANDARD DEATH BENEFITS -- AVAILABLE FOR NO ADDITIONAL CHARGE



- PREMIUM SECURITY DEATH BENEFIT: This benefit is available if both you and your Annuitant are younger than age 81 on the date we issue this Contract. The Death Benefit is the higher of (i) Contract Value, (ii) total Premiums adjusted for Surrenders, or (iii) the lesser of your Maximum Anniversary Value or your Contract Value plus 25% of your Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death). Once issued, this Death Benefit doesn't change for as long as you own your Contract.



- ASSET PROTECTION DEATH BENEFIT: This benefit is available if either you or your Annuitant are age 81 or older on the date we issue this Contract. The Death Benefit is the greatest of (i), (ii) or (iii):



   (i) Contract Value, or



   (ii) Contract Value plus 25% of total Premium Payments adjusted for Surrenders (excluding Premium Payments we receive within 12 months of or after death) or Premium Payments adjusted for Surrenders, whichever is less; or



   (iii) Contract Value plus 25% of your Maximum Anniversary Value (excluding subsequent Premium Payments we receive within 12 months of or after death) or Maximum Anniversary Value, whichever is less.



STANDARD DEATH BENEFIT -- IF YOU ELECT THE HARTFORD'S LIFETIME INCOME BUILDER



- The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit: This benefit replaces the standard Premium Security Death Benefit if you elect The Hartford's Lifetime Income Builder. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date proof of death is received by us.



OPTIONAL DEATH BENEFIT -- AVAILABLE FOR AN ADDITIONAL DAILY CHARGE EQUAL TO 0.30% ANNUALLY



- MAV PLUS -- Subject to State variations, this optional Death Benefit may be added to the Contract if both you and your Annuitant are younger than age 76. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Standard Death Benefit or Maximum Anniversary Value or the Earnings Protection Benefit. See Sections 2, 5(c) & 5(d) for more information.



H. THINGS TO CONSIDER BEFORE YOU BUY A VARIABLE ANNUITY



You should work with a financial adviser that you trust (along with a family member or friend, if needed), read all sales and disclosure materials thoroughly, and ask questions to ensure that you understand what you are buying. Owning an annuity represents a long-term financial commitment that can offer real benefits. However, a variable annuity may not be right for everyone. BEFORE YOU INVEST, YOU SHOULD THEREFORE CONSIDER WHETHER, AMONG OTHER THINGS:



- Generally, If you have a long term investment horizon.



- You can afford to make the initial and any subsequent Premium Payments based on your other assets and income.



- You thoroughly understand how this product works and how charges may affect your investments.



- You are able to tolerate market fluctuations based on underlying Fund performance.



- You have a need for tax-deferral or a Death Benefit.



- Investing in a variable annuity through an IRA is the right investment decision even though a variable annuity will provide no additional tax advantages.



- If you are an older person, you may not necessarily have a need for long-term income, tax deferral or a Death Benefit.



- If you want to make frequent Sub-Account transfers, you should not invest in this variable annuity.



For more information about variable annuities, see http://www.nasd.com/web/idcplg?IdcService=SS_GET_PAGE&nodeId=1232

                                                                               5
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


I. WILL MY INVESTMENT ADVISER BE PAID A COMMISSION OR RECEIVE ANY TYPE OF A COMPENSATION FOR SELLING THIS VARIABLE ANNUITY? [see Section 7]



Yes. Upfront commissions paid by us will not be more than 7% of Premium Payments. Trail commissions will not be more than 1% of Contract Value. From time to time we may also pay or permit other promotional incentives, in cash or credit or other compensation. Check with your Registered Representative about specific compensation arrangements.

6
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


2. SYNOPSIS



THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR SURRENDER THE CONTRACT. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.



CONTRACT OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchases (as a percentage
  of Premium Payments)                               None
---------------------------------------------------------
Contingent Deferred Sales Charge (as a percentage
  of Premium Payments) (1)
    First Year (2)                                      7%
---------------------------------------------------------
    Second Year                                         6%
---------------------------------------------------------
    Third Year                                          5%
---------------------------------------------------------
    Fourth Year                                         4%
---------------------------------------------------------
    Fifth Year                                          0%
---------------------------------------------------------


(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount. We waive the Contingent Deferred Sales Charge on certain types of Surrenders. See the Contingent Deferred Sales Charge in the Charges and Fees Section of this prospectus.

(2) Length of time from each Premium Payment.

CONTRACT OWNER PERIODIC EXPENSES


THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS (EXCEPT AS NOTED) DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.



ANNUAL MAINTENANCE FEE (3)                                  $30
-----------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage
  of average daily Sub-Account Value)
    Mortality and Expense Risk Charge                      1.40%
-----------------------------------------------------------------
    Administrative Charge                                  0.20%
-----------------------------------------------------------------
    Total Separate Account Annual Expenses                 1.60%
-----------------------------------------------------------------
OPTIONAL CHARGES (as a percentage of average daily
  Sub-Account Value)
-----------------------------------------------------------------
    MAV Plus Death Benefit Charge (4)                      0.30%
-----------------------------------------------------------------
    The Hartford's Principal First Charge (5)(6)           0.75%
-----------------------------------------------------------------
    The Hartford's Principal First Preferred
     Charge (5)                                            0.20%
-----------------------------------------------------------------
    Total Separate Account Annual Expenses with
     optional charges (4)(7)                               2.65%
-----------------------------------------------------------------
OPTIONAL CHARGES (as a percentage of the Benefit
  Amount)
    The Hartford's Lifetime Income Builder (as a
     percentage of the Benefit Amount) (5)(6)(8)           0.75%
-----------------------------------------------------------------



(3) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.



(4) See "State Variations" under Section 7 for additional information.



(5) You may choose only one of the following: The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder.



(6) While the maximum charges for The Hartford's Lifetime Income Builder and The Hartford's Principal First are 0.75%, the current fees for these benefits are 0.40% and 0.50%, respectively. These fees may increase on or after the 5th anniversary of election. See sections 5(c) and 5(e) for additional information.



(7) Total Separate Account Annual Expenses with optional Separate Account based charges includes charges for the highest combination of optional charges. In addition to separate account benefit charges, you may also incur Benefit Amount based charges if you elect The Hartford's Lifetime Income Builder.



(8) The annual charge is deducted on each Contract Anniversary or upon Surrender. If you Surrender your Contract prior to your first Contract Anniversary from the initial offering of this rider, we reserve the right to waive the rider charge.

                                                                               7
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.



                                           Minimum    Maximum
--------------------------------------------------------------
Total Annual Fund Operating Expenses
(these are expenses that are deducted
from Fund assets,
including management fees, Rule 12b-1
distribution
and/or service fees, and other expenses)      0.43%      3.34%
--------------------------------------------------------------

8
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

EXAMPLE


THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THE EXAMPLE REFLECTS A DEDUCTION FOR ANY CONTINGENT DEFERRED SALES CHARGE, ANNUAL MAINTENANCE FEE, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES INCLUDING THE HIGHEST COMBINATION OF OPTIONAL CHARGES, AND THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLE DOES NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES. IF YOU DO NOT SELECT ALL OF THE OPTIONAL BENEFITS, YOUR EXPENSES WOULD BE LOWER THAN THOSE SHOWN IN THE EXAMPLE.



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLE, WE ASSUME A CONTRACT VALUE OF $40,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED. OUR AVERAGE CONTRACT VALUE IS $80,000, BUT WE USE A SMALLER CONTRACT VALUE SO THAT WE CAN SHOW YOU THE HIGHEST POSSIBLE DEDUCTIONS. THE EXAMPLE ASSUMES THE ANNUAL MAINTENANCE FEE WILL ALWAYS BE DEDUCTED IF THE CONTRACT IS SURRENDERED. IF YOUR CONTRACT VALUE IS $50,000 OR MORE, WE WAIVE THE ANNUAL MAINTENANCE FEE, SO THE EXAMPLE SHOWS CHARGES THAT ARE HIGHER THAN YOU WOULD HAVE TO PAY. WE CHANGE THE ANNUAL MAINTENANCE FEE FOR A $40,000 CONTRACT VALUE INTO A PERCENTAGE TO MORE EASILY CALCULATE THE CHARGES. THE PERCENTAGE WE USE IS 0.075%.


THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

(1) If you Surrender your Contract at the end of the applicable time period:


1 year                                              $1,285
---------------------------------------------------------
3 years                                             $2,303
---------------------------------------------------------
5 years                                             $3,034
---------------------------------------------------------
10 years                                            $5,887
---------------------------------------------------------


(2) If you annuitize at the end of the applicable time period:


1 year                                              $ 614
---------------------------------------------------------
3 years                                             $1,835
---------------------------------------------------------
5 years                                             $3,026
---------------------------------------------------------
10 years                                            $5,880
---------------------------------------------------------


(3) If you do not Surrender your Contract:


1 year                                              $ 622
---------------------------------------------------------
3 years                                             $1,842
---------------------------------------------------------
5 years                                             $3,034
---------------------------------------------------------
10 years                                            $5,887
---------------------------------------------------------


CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?" in Section 5. Please refer to Appendix V for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.

                                                                               9
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


3. GENERAL CONTRACT INFORMATION


HARTFORD LIFE INSURANCE COMPANY


Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States as well as the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.


THE SEPARATE ACCOUNT


The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on June 22, 1994 and is registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or us. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate
Account:


- Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.


- Is not subject to the liabilities arising out of any other business we may conduct. However, all obligations under the Contract are our general corporate obligations.



- Is not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.


- May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.


- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds without regard to our other income, gains or losses.


We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.


THE FUNDS



SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
FIRST HORIZON CAPITAL APPRECIATION        Co-advised by First Tennessee National    Long-term capital appreciation
  PORTFOLIO SUB-ACCOUNT which purchases   Bank Association and Delaware Investment
  shares of the Capital Appreciation      Advisers
  Portfolio of Financial Investors
  Variable Insurance Trust ("First
  Horizon Capital Appreciation
  Portfolio")
----------------------------------------------------------------------------------------------------------------------------
FIRST HORIZON CORE EQUITY PORTFOLIO       First Tennessee National Bank             Maximum total return through capital
  SUB-ACCOUNT which purchases shares of   Association, sub-advised by Highland      appreciation
  the Core Equity Portfolio of Financial  Capital Management Corporation
  Investors Variable Insurance Trust
  ("First Horizon Core Equity
  Portfolio")
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP BALANCED WEALTH      Alliance Capital Management, L.P.         The highest total return consistent with
  STRATEGY PORTFOLIO SUB-ACCOUNT which                                              Alliance's determination of reasonable
  purchases Class B shares of the                                                   risk
  Balanced Wealth Strategy Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP GLOBAL RESEARCH      Alliance Capital Management, L.P.         Long-term growth of capital
  GROWTH PORTFOLIO SUB-ACCOUNT which
  purchases Class B shares of the Global
  Research Growth Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

10
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP INTERNATIONAL VALUE  Alliance Capital Management, L.P.         Long-term growth of capital
  PORTFOLIO SUB-ACCOUNT which purchases
  Class B shares of the International
  Value Portfolio of AllianceBernstein
  Variable Products Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP SMALL/MID CAP VALUE  Alliance Capital Management, L.P.         Long-term growth of capital
  PORTFOLIO SUB-ACCOUNT which purchases
  Class B shares of the Small/ Mid Cap
  Value Portfolio of AllianceBernstein
  Variable Products Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP VALUE PORTFOLIO      Alliance Capital Management, L.P.         Long-term growth of capital
  SUB-ACCOUNT which purchases Class B
  shares of the Value Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Long-term capital appreciation
  CONTRAFUND-REGISTERED TRADEMARK-
  SUB-ACCOUNT which purchases Service
  Class 2 shares of Fidelity VIP
  Contrafund-Registered Trademark-
  Portfolio of Fidelity Variable
  Insurance Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Income
  EQUITY-INCOME SUB-ACCOUNT which
  purchases Service Class 2 shares of
  Fidelity VIP Equity-Income Portfolio
  of Fidelity Variable Insurance
  Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Capital appreciation
  GROWTH SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity
  VIP Growth Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP MID    Fidelity Management & Research Company    Long-term growth
  CAP SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity
  VIP Mid Cap Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP VALUE  Fidelity Management & Research Company    Capital appreciation
  STRATEGIES SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity VIP
  Value Strategies Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND SUB-ACCOUNT    HL Investment Advisors, LLC., a Hartford  Long-term total return
  which purchases Class IA shares of      subsidiary, sub-advised by Wellington
  Hartford Advisers HLS Fund of Hartford  Management Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND      HL Investment Advisors, LLC., sub-        Growth of capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Disciplined Equity   Company, LLP.
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

                                                                              11
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND     HL Investment Advisors, LLC., sub-        High level of current income consistent
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          with growth of capital
  shares of Hartford Dividend and Growth  Company, LLP.
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD EQUITY INCOME HLS FUND           HL Investment Advisors, LLC., sub-        High level of current income consistent
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          with growth of capital
  shares of Hartford Equity Income HLS    Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD FOCUS HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term capital appreciation
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Focus HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL ADVISORS HLS FUND         HL Investment Advisors, LLC., sub-        Maximum long-term total rate of return
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Global Advisors HLS  Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND          HL Investment Advisors, LLC., sub-        Growth of capital growth
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Global Leaders HLS   Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH HLS FUND SUB-ACCOUNT      HL Investment Advisors, LLC., sub-        Long-term capital appreciation
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Growth HLS Fund of Hartford    Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND    HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford Growth               Company, LLP.
  Opportunities HLS Fund of Hartford HLS
  Series Fund II, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND SUB-ACCOUNT  HL Investment Advisors, LLC., sub-        High current income. Growth of capital
  which purchases Class IA shares of      advised by Hartford Investment            is a secondary objective
  Hartford High Yield HLS Fund of         Management Company, a Hartford
  Hartford Series Fund, Inc.              subsidiary
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Match performance of publicly traded
  which purchases Class IA shares of      advised by Hartford Investment            common stocks
  Hartford Index HLS Fund of Hartford     Management Company
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL CAPITAL            HL Investment Advisors, LLC., sub-        Capital appreciation
  APPRECIATION HLS FUND SUB-ACCOUNT       advised by Wellington Management
  which purchases Class IA shares of      Company, LLP.
  Hartford International Capital
  Appreciation HLS Fund of Hartford
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS  HL Investment Advisors, LLC., sub-        Growth of capital
  FUND SUB-ACCOUNT which purchases        advised by Wellington Management
  Class IA shares of Hartford             Company, LLP.
  International Opportunities HLS Fund
  of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

12
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY HLS  HL Investment Advisors, LLC., sub-        Capital appreciation
  FUND SUB-ACCOUNT which purchases        advised by Wellington Management
  Class IA shares of Hartford             Company, LLP.
  International Small Company HLS Fund
  of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND            HL Investment Advisors, LLC., sub-        Maximum current income consistent with
  SUB-ACCOUNT which purchases Class IA    advised by Hartford Investment            liquidity and preservation of capital
  shares of Hartford Money Market HLS     Management Company
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND     HL Investment Advisors, LLC., sub-        Maximum current income consistent with
  SUB-ACCOUNT which purchases Class IA    advised by Hartford Investment            safety of principal and maintenance of
  shares of Hartford Mortgage Securities  Management Company                        liquidity
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND         HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford SmallCap Growth HLS  Company, LLP.
  Fund of Hartford HLS Series Fund II,
  Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term growth of capital, with income
  which purchases Class IA shares of      advised by Wellington Management          as a secondary consideration
  Hartford Stock HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD TOTAL RETURN BOND HLS FUND       HL Investment Advisors, LLC., sub-        Competitive total return, with income as
  SUB-ACCOUNT (formerly Hartford Bond     advised by Hartford Investment            a secondary objective
  HLS Fund Sub-Account) which purchases   Management Company
  Class IA shares of Hartford Total
  Return Bond HLS Fund of Hartford
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES HLS   HL Investment Advisors, LLC., sub-        Maximum total return while providing
  FUND SUB-ACCOUNT which purchases        advised by Hartford Investment            high level of current income
  Class IA shares of Hartford U.S.        Management Company
  Government Securities HLS Fund of
  Hartford HLS Series Fund II, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD VALUE HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term total return
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Value HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND     HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford Value Opportunities  Company, LLP.
  HLS Fund of Hartford HLS Series Fund
  II, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT ALL VALUE PORTFOLIO           Lord Abbett & Co. LLC                     Long-term growth of capital and income
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett All Value
  Portfolio of the Lord Abbett Series
  Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

                                                                              13
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO     Lord Abbett & Co. LLC                     Current income and capital appreciation
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett America's
  Value Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT BOND-DEBENTURE PORTFOLIO      Lord Abbett & Co. LLC                     Current income and capital appreciation
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett
  Bond-Debenture Portfolio of the Lord
  Abbett Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO   Lord Abbett & Co. LLC                     Long-term growth of capital and income
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett Growth and
  Income Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT LARGE-CAP CORE PORTFOLIO      Lord Abbett & Co. LLC                     Growth and Income
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett Large-Cap
  Core Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER AGGRESSIVE GROWTH FUND        OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Aggressive
  Growth Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND     OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Capital
  Appreciation Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND        OppenheimerFunds, Inc.                    Long-term capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Global
  Securities Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND SUB-ACCOUNT  OppenheimerFunds, Inc.                    Total return
  which purchases Service Shares of
  Oppenheimer Main Street
  Fund-Registered Trademark-/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND    OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Main Street
  Small Cap Fund-Registered
  Trademark-/VA
----------------------------------------------------------------------------------------------------------------------------
PUTNAM DIVERSIFIED INCOME SUB-ACCOUNT     Putnam Investment Management, LLC.        Current income
  which purchases Class IB shares of
  Putnam VT Diversified Income Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM GLOBAL ASSET ALLOCATION            Putnam Investment Management, LLC.        Long-term total return
  SUB-ACCOUNT which purchases Class IB
  shares of Putnam VT Global Asset
  Allocation Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------

14
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
PUTNAM GROWTH AND INCOME SUB-ACCOUNT      Putnam Investment Management, LLC.        Capital growth and current income
  which purchases Class IB shares of
  Putnam VT Growth and Income Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM INTERNATIONAL EQUITY SUB-ACCOUNT   Putnam Investment Management, LLC.        Capital appreciation
  which purchases Class IB shares of
  Putnam VT International Equity Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM INVESTORS SUB-ACCOUNT which        Putnam Investment Management, LLC.        Long-term growth of capital and income
  purchases Class IB shares of Putnam VT
  Investors Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM NEW VALUE SUB-ACCOUNT which        Putnam Investment Management, LLC.        Long-term capital appreciation
  purchases Class IB shares of Putnam VT
  New Value Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM SMALL CAP VALUE SUB-ACCOUNT which  Putnam Investment Management, LLC.        Capital appreciation
  purchases Class IB shares of Putnam VT
  Small Cap Value Fund of Putnam
  Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM THE GEORGE PUTNAM FUND OF BOSTON   Putnam Investment Management, LLC.        Balanced growth and income
  SUB-ACCOUNT which purchases Class IB
  shares of Putnam VT The George Putnam
  Fund of Boston of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM VISTA SUB-ACCOUNT which purchases  Putnam Investment Management, LLC.        Capital appreciation
  Class IB shares of Putnam VT Vista
  Fund of Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM VOYAGER SUB-ACCOUNT which          Putnam Investment Management, LLC.        Capital appreciation
  purchases Class IB shares of Putnam VT
  Voyager Fund of Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT COMSTOCK SUB-ACCOUNT       Van Kampen Asset Management.              Capital growth and income
  which purchases Class II shares of
  Comstock Portfolio of the Van Kampen
  Life Investment Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT GROWTH AND INCOME          Van Kampen Asset Management               Long-term growth of capital and income
  SUB-ACCOUNT which purchases Class II
  shares of Growth and Income Portfolio
  of the Van Kampen Life Investment
  Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF EMERGING MARKETS EQUITY    Morgan Stanley Investment Management      Long-term capital appreciation
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of Emerging Markets Equity
  Portfolio of The Universal
  Institutional Funds, Inc.
----------------------------------------------------------------------------------------------------------------------------


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HARTFORD LIFE INSURANCE COMPANY
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
SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH             Morgan Stanley Investment Management      Long-term capital growth
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of Mid Cap Growth Portfolio of
  The Universal Institutional
  Funds, Inc.
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. MID CAP VALUE         Morgan Stanley Investment Management      Total return
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of U.S. Mid Cap Value Portfolio
  of The Universal Institutional Funds,
  Inc.
----------------------------------------------------------------------------------------------------------------------------



Each Fund has varying degrees of risk depending on their portfolio. Funds are also subject to separate fees and expenses such as portfolio management fees, distribution fees and operating expenses that affect investment returns. PLEASE CONTACT US TO OBTAIN A COPY OF THE PROSPECTUSES FOR EACH FUND. YOU SHOULD READ THESE PROSPECTUSES CAREFULLY BEFORE INVESTING.



We do not guarantee the investment results of any of the underlying Funds.



The Funds may not be available in all states.



Mixed and Shared Funding -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding.



Certain underlying Fund shares may also be sold to "Qualified Plans" pursuant to an exemptive order and applicable tax laws. If recognized for federal income tax purposes, the ownership of these shares by nonqualified plans could cause affected Funds to fail the diversification requirements under Section 817 of the Code, which in turn could have adverse consequences for variable life and annuity owners invested in that Fund. Under the Code, these adverse consequences may be the responsibility (i) in the first instance, of the affected Owners, and
(ii) secondarily, of us as the issuer of the Contracts, pursuant to our reporting and withholding obligations.


VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

- Arrange for the handling and tallying of proxies received from Contract
  Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.


SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We may, subject to any applicable law, make certain changes the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. We may liquidate one or more Sub-Accounts if the board of directors of any underlying Fund determines that such actions are prudent.



We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.


In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.


ADMINISTRATIVE AND DISTRIBUTION SERVICES -- We or our affiliates have entered into agreements with the investment advisers


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16
                                                 HARTFORD LIFE INSURANCE COMPANY
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or distributors of the Funds. Under the terms of these agreements, we or our affiliates provide administrative and distribution related services and the Funds pay fees to us or our affiliates that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees paid under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the 1940 Act.



FIXED ACCUMULATION FEATURE



THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE 1933 ACT AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.



Premium Payments and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.



We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a rate that meets your State's minimum requirements. We may change the minimum guaranteed interest rate subject only to applicable State insurance law. We may credit interest at a rate in excess of the minimum guaranteed interest rate. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors.



We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis. The Fixed Accumulation Feature interest rates may vary by State.



ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR.



From time to time, we may credit increased interest rates under certain programs established in our sole discretion.



We may restrict your ability to allocate Contract Values or Premium Payments to the Fixed Accumulation Feature at any time in our sole discretion. We may close the Fixed Accumulation Feature to new Premium Payments or transfers of existing Contract Value. We may also make the Fixed Accumulation Feature available only through enrollment in a program that we establish.



4. PERFORMANCE RELATED INFORMATION


The Separate Account may advertise certain performance related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated since the date of the Sub-Account's inception for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure includes the recurring charges at the Separate Account level including the Annual Maintenance Fee.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment

                                                                              17
HARTFORD LIFE INSURANCE COMPANY
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is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level including the Annual Maintenance Fee.


We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.



5. THE CONTRACT



A. PURCHASES AND CONTRACT VALUE


WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

- Individual Retirement Annuities adopted according to Section 408 of the Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.


If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.


HOW DO I PURCHASE A CONTRACT?


You may purchase a Contract by completing and submitting an application or an order request along with an initial Premium Payment. Additional Premium Payments are also subject to minimum and maximum thresholds discussed in the Highlights Section.



You and your Annuitant must not be older than the maximum age as described in the Highlights or State Variation Sections on the date that your Contract is issued. If your Contract is issued in New York, you and your Annuitant must not be older than age 85 on the date your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf.


HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?


Your initial Premium Payment will be invested within two Valuation Days of our actual receipt in our Administrative Offices of a properly completed application or an order request and the Premium Payment is in good order. If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.



If the request or other information accompanying the initial Premium Payment is incomplete or not in good order when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.


CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information, including a signature guarantee, before we can cancel your Contract.


Unless otherwise required by state law, we will pay you your Contract Value on the day we receive your request to cancel. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Sub-Accounts. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. We do not refund any fees or charges deducted during this period. In certain states, we are required to return your Premium Payment if you decide to cancel your contract.

18
                                                 HARTFORD LIFE INSURANCE COMPANY
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HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?


The Contract Value is the sum of the value of the Fixed Accumulation Feature and all Sub-Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the underlying Funds.


When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; divided by

- The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

- Contract charges including the daily deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, adjusted for the number of days in the period.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?


You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.


WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the underlying Funds available in your Contract.


You may transfer from one Sub-Account to another before and after the Annuity Commencement Date. Your transfer request will be processed on the day that it is received as long as it is received in good order on a Valuation Day before the end of any Valuation Day. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


WHAT HAPPENS WHEN I REQUEST A SUB-ACCOUNT TRANSFER?


When you request a Sub-Account transfer, we sell shares of the underlying Fund that makes up the Sub-Account you are transferring from and buy shares of the underlying Fund that makes up the Sub-Account you want to transfer into.



Each day, many Contract Owners request Sub-Account transfers. Some request transfers into a particular Sub-Account, and others request transfers out of a particular Sub-Account. In addition, each day some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Sub-Account's underlying Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time we also combine all the requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Sub-Account's underlying Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.



In addition, many of the underlying Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, group funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in transactions similar to the Sub-Account transfers described for variable annuity Contract Owners.



We take advantage of its size and available technology to combine sales of a particular underlying Fund for all the variable annuities, variable life insurance policies, retirement plans, group funding agreements or other products offered by us or our affiliates. We also combine all the purchases of that particular underlying Fund for all the products we offer. We then "net" those trades. This means that we sometimes reallocate shares of an underlying Fund within our accounts rather than buy new shares or sell shares of the underlying Fund.



For example, if we combine all transfer-out requests and Surrenders of the Hartford Stock HLS Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to purchase or transfer-in an amount equal to $300,000 of that Fund, then we would send a sell order to the underlying Fund for $700,000, which is a $1 million sell order minus the purchase order of $300,000.


WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

You should be aware that there are several important restrictions on your ability to make a Sub-Account transfer.

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                                                                              19
HARTFORD LIFE INSURANCE COMPANY
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FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER EACH DAY. We limit each
Contract Owner to one Sub-Account Transfer each day. We count all Sub-Account transfer activity that occurs on any one day as one Sub-Account transfer, except you cannot transfer the same Contract Value more than once a day.


For example, if the only transfer you make on a day is a transfer of $10,000 from the Hartford Money Market HLS Fund Sub-Account into another Sub-Account, it would count as one Sub-Account transfer. If, however, on a single day you transfer $10,000 out of the Hartford Money Market HLS Fund Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Likewise, if on a single day you transferred $10,000 out of the Hartford Money Market HLS Fund Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Conversely, if you have $10,000 in Contract Value distributed among 10 different Sub-Accounts and you request to transfer the Contract Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

However, you cannot transfer the same Contract Value more than once in one day. That means if you have $10,000 in the Hartford Money Market HLS Fund Sub-Account and you transfer all $10,000 into the Hartford Stock HLS Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Hartford Stock HLS Fund Sub-Account into another Sub-Account.


SECOND, WE HAVE IMPLEMENTED POLICIES DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, we do not want you to purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or engaging in frequent Sub-Account transfers in order to exploit inefficiencies in the pricing of the underlying Fund.



We attempt to curb frequent transfers in the following ways:


X  20 Transfer Rule;

X  Abusive Transfer Policy.


THE 20 TRANSFER RULE -- We employ the "20 Transfer Rule" to help curb frequent Sub-Account transfers. Under this policy, you are allowed to submit a total of 20 Sub-Account transfer requests each Contract Year for each Contract by any of the following methods: U.S. Mail, Voice Response Unit, Internet or telephone. Once these 20 Sub-Account transfers have been requested, you may submit any additional Sub-Account transfer requests only in writing by U.S. Mail or overnight delivery service. Transfer requests by telephone, voice recording unit, via the internet or sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it in good order.


We actively monitor Contract Owner's compliance with this policy. Our computer system will automatically send you a letter after your 10th Sub-Account transfer to remind you of our Sub-Account transfer policy. After your 20th transfer request, the computer system will not allow you to do another Sub-Account transfer by telephone, voice recording unit or via the internet. You will be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

Each Contract Anniversary, we reset your transfers to allow 20 new Sub-Account transfers by any means.


We may make changes to this policy at any time.


ABUSIVE TRANSFER POLICY -- Regardless of the number of Sub-Account transfers you have done under the 20 Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy, which is designed to respond to market timing activity observed by the underlying Funds.

Under the Abusive Transfer Policy, we rely on the underlying Funds to identify a pattern or frequency of Sub-Account transfers that the underlying Fund wants us to investigate. Most often, the underlying Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once an underlying Fund contacts us, we run a report that identifies all Contract Owners who transferred in or out of that underlying Fund's Sub-Account on the day or days identified by the underlying Fund. We then review the Contracts on that list to determine whether transfer activity of each identified Contract violates our written Abusive Transfer Policy. We don't reveal the precise details of this policy to make it more difficult for abusive traders to adjust their behavior to escape detection under this procedure. We can tell you that we consider some or all of the following factors in our review:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;


- the number of transfers completed in the current calendar quarter;



- whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies; or



- the policies and procedures of a potentially affected underlying Fund regarding frequent trading.


If you meet the criteria established in our Abusive Transfer Policy, we will terminate your Sub-Account transfer privileges until your next Contract Anniversary, at which point your transfer privileges will be reinstated.


Since we combine all the purchases of a particular underlying Fund for all the products through net trades, the underlying Fund is unable to identify transfers of any specific Contract Owner. As a result, there is the risk that the underlying Fund may not be able to identify abusive transfers.


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                                                 HARTFORD LIFE INSURANCE COMPANY
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Upon request by an underlying Fund, and subject to applicable law, we may provide the underlying Fund with the Tax Identification Number, and other identifying information contained in our records, of Contract Owners that engaged in Sub-Account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying Fund.



THIRD PARTY TRANSFER SERVICE AGREEMENTS -- In the past, Contract Owners that made an initial Premium Payment of $1 million or more, or who were acting on behalf of multiple Contract Owners with aggregate Contract values of $2 million or more, were required to sign a separate agreement with us that included additional restrictions on their ability to request Sub-Account transfers. We do not currently require Contract Owners or others to sign these agreements. However, if we believe that these agreements may help curb frequent transfers, or for any other reason, we may, without notice, begin requiring these agreements again. In the event such separate agreements are required, the terms and conditions of these agreements may vary from one agreement to the next but all of these agreements, without exception, would be more restrictive than our regular policies that restrict excessive Sub-Account transfers.


ARE THERE ANY EXCEPTIONS TO THESE POLICIES?


INDIVIDUAL EXCEPTIONS. Except for the exceptions listed below, we do not make any exceptions to our policies restricting frequent trading. This means that if you request to be excused from any of the policies and to be permitted to engage in a Sub-Account transfer that would violate any of these policies, we will refuse your request.



SOME ESTABLISHED EXCEPTIONS. You should be aware, however, that the 20 Transfer Rule and the Abusive Transfer Policy do not apply to all Contract Owners and do not apply in all circumstances, which we describe here:



- The 20 Transfer Rule and the Abusive Transfer Policy do not apply to certain Contracts serviced by Windsor Securities, Inc., a registered broker-dealer firm, that sued us in the 1990's for a variety of issues, including our attempt to limit its Contract Owners' Sub-Account transfers. As a result of the settlement of this litigation, these Contract Owners have different Sub-Account transfer restrictions. With respect to these Contract Owners, we currently only have the ability to restrict transfers into certain underlying Funds and to limit the total Contract Value invested in any one underlying Fund. As of December 31, 2004, the total Contract Value for this group of Contracts was approximately $115 million dollars.



- The 20 Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of an established asset allocation program or asset rebalancing program that rebalances a Contract Owner's holdings on a periodic, pre-established basis according to the prior written instructions of the Contract Owner or as part of a DCA program, including the DCA Plus program. That means that transfers that occur under these programs are not counted toward the 20 transfers allowed under the 20 Transfer Rule. We do not apply the 20 Transfer Rule to programs, like asset rebalancing, asset allocation and DCA programs, that allow Sub-Account transfers on a regularly scheduled basis because the underlying Funds expect these transfers and they usually do not represent the type of Sub-Account transfers that the underlying Funds find problematic.


Other than these exceptions, the only other exceptions to the 20 Transfer Rule impose more restrictive limitations than the 20 Transfer Rule. For example, in Oregon, we have the contractual right to limit Sub-Account transfers to only one Sub-Account transfer every 30 days and to require that the transfer request be sent in writing. We currently do not enforce this right, but should we choose to do so, it would be an exception to the 20 Transfer Rule. There are also some Third Party Transfer Service Agreements that are customized for certain brokers that contain transfer limitations that are also more restrictive than the 20 Transfer Rule.


POSSIBILITY OF UNDETECTED FREQUENT TRADING IN THE UNDERLYING FUNDS. In addition to the exceptions we have just described, you should also be aware that there may be frequent trading in the underlying Funds that we are not able to detect and prevent, which we describe here:



- There is a variable annuity that we offer that has no Contingent Deferred Sales Charge. We are aware that frequent traders have used this annuity in the past to engage in frequent Sub-Account transfers that do not violate the precise terms of the 20 Transfer Rule. We believe that we have addressed this practice by closing all the international and global funds available in the annuity. However, we cannot always tell if there is frequent trading in this product.



- These policies apply only to individuals and entities that own this Contract and any subsequent or more recent versions of this Contract. However, the underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all. Many of the group variable annuities or group funding agreements are offered to retirement plans, and plan sponsors administer their plan according to Plan documents. If these retirement plan documents have no restrictions on Sub-Account transfers, then we cannot apply the 20 Transfer Rule and may not be able to apply any other restriction on transfers. We have been working with plan sponsors and plan administrators to ensure that any frequent transfer activity is identified and deterred. We have had only limited success in this area. Frequent transfers by individuals or entities that occur in other investment or retirement products provided by us could have the same abusive affect as frequent Sub-Account transfers done by other Contract Owners.


HOW AM I AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS? Frequent Sub-Account transfers often result in frequent purchases and redemptions of shares of the underlying Fund.

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Frequent purchases and redemptions of the shares of the underlying Funds may increase your costs under this Contract and may also lower your Contract's overall performance. Your costs may increase because the underlying Fund will pass on any increase in fees related to the frequent purchase and redemption of the underlying Fund's stocks. There would also be administrative costs associated with these transactions.

Frequent transfers may also cause an underlying Fund to hold more cash than the underlying Fund would like to hold. A large cash position means that the underlying Fund will not be fully invested and may miss a rise in value of the securities that the Fund would have purchased. If the underlying Fund chooses not to hold a larger cash position, then it may have to sell securities that it would have otherwise like to have kept, in order to meet its redemption obligations. Both of these measures could result in lower performance of the underlying Fund, which in turn would result in lower overall performance of your Contract.

Because frequent transfers may raise the costs associated with this Contract and lower performance, the effect may be a lower Death Benefit paid to your Beneficiary or lower annuity payouts for your Payee.

WHAT IF A PROSPECTUS FOR THE UNDERLYING FUNDS HAS DIFFERENT POLICIES AND PROCEDURES REGARDING FREQUENT TRADING?


While the prospectuses for the underlying Funds may describe policies and procedures regarding frequent trading that may be different from those described in this variable annuity prospectus the policies and procedures described in this variable annuity prospectus control how we administer Sub-Account transfers.



We will continue to monitor transfer activity and we may modify these restrictions at any time.


FIXED ACCUMULATION FEATURE TRANSFERS -- During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%).

FIXED ACCUMULATION FEATURE TRANSFER RESTRICTIONS -- Each Contract Year you may transfer the greater of:

- 30% of the greatest Contract Value in the Fixed Accumulation Feature as of any Contract Anniversary or the Contract issue date. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. The 30% does not include Contract Value in any DCA Plus Program; or

- An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.

We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.

You must wait 6 months after your most recent transfer from the Fixed Accumulation Feature before moving Sub-Account Values back to the Fixed Accumulation Feature. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


TELEPHONE AND INTERNET TRANSFERS -- You can make transfers by contacting us.



Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of any Valuation Day on the next Valuation Day.



Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day on a Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the end of any Valuation Day the next Valuation Day. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.


We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of the Valuation Day you made the transfer request.



We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.


POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

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B. CHARGES AND FEES



Specific charges and fees are described in the Highlights Section.

THE CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.


We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.



SURRENDER ORDER -- During the Contract Years when a Contingent Deferred Sales Charge applies to the initial Premium Payment, all Surrenders in excess of the Annual Withdrawal Amount will be taken first from Premium Payments, then from earnings. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.



Thereafter, Surrenders in excess of the Annual Withdrawal Amount will be taken first from earnings and then from Premium Payments on a first-in-first-out basis. Only Premium Payments invested for less than the requisite holding period are subject to a Contingent Deferred Sales Charge.


THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:


- Annual Withdrawal Amount -- During the Contract Years when a Contingent Deferred Sales Charge applies, you may take partial Surrenders up to 10% of the total Premium Payments subject to a Contingent Deferred Sales Charge. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for Contracts issued to a Charitable Remainder Trust.


- If you are a patient in a certified long-term care facility or other eligible facility -- We will waive any Contingent Deferred Sales Charge for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

X facility recognized as a general hospital by the proper authority of the state in which it is located;

X facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals;

X  facility certified as a hospital or long-term care facility; or

X nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

For this waiver to apply, you must:

- have owned the Contract continuously since it was issued,

- provide written proof of your eligibility satisfactory to us, and

- request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.

This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any Contingent Deferred Sales Charge applicable to any Premium Payments made while you are in an eligible facility or nursing home.

This waiver may not be available in all states.


- Upon death of the Annuitant or any Contract Owner -- No Contingent Deferred Sales Charge will be deducted if the Annuitant or any Contract Owner dies.


- Upon Annuitization -- The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. However, we will charge a Contingent Deferred Sales Charge if the Contract is Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

- For The Hartford's Principal First Benefit Payments -- If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

- For The Hartford's Principal First Preferred Benefit Payments -- If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


In other words, you may elect to go from Benefit Payments to Lifetime Benefit Payments once the oldest Contract Owner turns 60 provided that your Contract Value at the time of election is greater than zero.


- For Required Minimum Distributions -- This allows Annuitants who are age
  70 1/2 or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

- For substantially equal periodic payments -- We will waive the Contingent Deferred Sales Charge if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives

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HARTFORD LIFE INSURANCE COMPANY
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  (or joint life expectancies) of you and your designated Beneficiary.

- Upon cancellation during the Right to Cancel Period -- No Contingent Deferred Sales Charge will be deducted if you cancel your Contract during the Right to Cancel Period.

MORTALITY AND EXPENSE RISK CHARGE


For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate specified above. This charge is deducted from your Sub-Account Value.


The Mortality and Expense Risk Charge is broken into charges for mortality risks and for an expense risk:

- Mortality Risk -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- Expense Risk -- We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The Mortality and Expense Risk Charge enables us to keep our commitments and to pay you as planned. If the Mortality and Expense Risk Charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the Mortality and Expense Risk charge exceeds these costs, we keep the excess as profit. We may use these profits for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from the Mortality and Expense Risk Charge.

ANNUAL MAINTENANCE FEE


The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.


WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.

ADMINISTRATIVE CHARGE


For administration, we apply a daily charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.


PREMIUM TAXES

We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 1% in Puerto Rico.

CHARGES AGAINST THE FUNDS


Annual Fund Operating Expenses -- The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds prospectus.


CHARGES FOR OPTIONAL BENEFITS


- MAV Plus or MAV/EPB Death Benefit Charge -- You may elect an optional Death Benefit called "MAV Plus Death Benefit" or "MAV Death Benefit" depending on state availability for an additional charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. You may only elect this benefit at the time you purchase your Contract.



- The Hartford's Principal First Charge -- The Hartford's Principal First is an option that can be elected at an additional


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                                                 HARTFORD LIFE INSURANCE COMPANY
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  charge. We will deduct this charge on a daily basis based on your Contract
  Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.



- The Hartford's Principal First Preferred Charge -- The Hartford's Principal First Preferred is an option that can be elected for an additional annual charge. We will deduct the charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts or when you cancel it.



- The Hartford's Lifetime Income Builder Charge -- The Hartford's Lifetime Income Builder is an option that can be elected at an additional charge based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make annuity payouts. This charge is not applied to the DCA Plus feature. The rider charge may be limited on Fixed Accounts based on state specific regulations.



  We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase The Hartford's Lifetime Income Builder charge on any Contract Anniversary, you will receive advance notice of the increase and will be given the opportunity to suspend the charge increase. If you suspend The Hartford's Lifetime Income Builder charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may re-start automatic Benefit Amount increases at the charge in effect since your most recent notification. In the case of a Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number days since the last charge was assessed, divided by 365.


REDUCED FEES AND CHARGES

We may offer, in our discretion, reduced fees and charges including, but not limited to Contingent Deferred Sales Charges, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.


C. THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S PRINCIPAL FIRST PREFERRED


ELECTING THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S PRINCIPAL FIRST PREFERRED


You may elect either The Hartford's Principal First or The Hartford's Principal First Preferred. This means if you elect The Hartford's Principal First you will never be able to elect The Hartford's Principal First Preferred. Likewise, if you elect The Hartford's Principal First Preferred you will never be able to elect The Hartford's Principal First. For qualified Contracts, The Hartford's Principal First cannot be elected if the Contract Owner or Annuitant is age 81 or older. The Hartford's Principal First Preferred cannot be elected if the Contract Owner or Annuitant is age 71 or older.


Once you elect The Hartford's Principal First you cannot cancel it and we will continue to deduct The Hartford's Principal First Charge until we begin to make Annuity Payouts.

You may cancel The Hartford's Principal First Preferred any time after the 5th Contract Year or the 5th anniversary of the date you added The Hartford's Principal First Preferred to your Contract. If you cancel The Hartford's Principal First Preferred, all Benefit Payments and charges for The Hartford's Principal First Preferred will terminate. Once The Hartford's Principal First Preferred is cancelled it cannot be reinstated.

OVERVIEW

The Hartford's Principal First and The Hartford's Principal First Preferred are optional benefits that, if elected, are intended to protect the amount of your investment from poor market performance. The amount of your investment that is protected from poor market performance will be different depending on when you elect your optional benefit. The amount that is protected is your "Benefit Amount." In other words, The Hartford's Principal First and The Hartford's Principal First Preferred operate as a guarantee of the Benefit Amount that you can access through a series of payments.

DETERMINING YOUR BENEFIT AMOUNT


The initial Benefit Amount for both The Hartford's Principal First and The Hartford's Principal First Preferred depends on when you elect your optional benefit. If you elect your optional benefit when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. If you elect your optional benefit at a later date, your Contract Value, on the date it is added to your Contract, is equal to the initial Benefit Amount.



- Your Benefit Amount can never be more than $5 million.


- Your Benefit Amount is reduced as you take withdrawals.


Once the initial Benefit Amount has been determined, we calculate the maximum guaranteed payment that may be made each year ("Benefit Payment").



The Benefit Payment is 7% or 5% of your Benefit Amount for The Hartford's Principal First and The Hartford's Principal First Preferred, respectively.


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BENEFIT PAYMENTS

Benefit Payments are non-cumulative, which means your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, for The Hartford's Principal First Preferred if you do not take 5% one year, you may not take more than 5% the next year.


If you elect your optional benefit when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you establish your optional benefit any time after you purchase your Contract, we count one year as the time between the date we added the optional benefit to your Contract and your next Contract Anniversary, which could be less than a year.


The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.


Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.


If you Surrender more than the Benefit Payment out of your Contract in any one year we will recalculate the Benefit Amount. Any time we re-calculate your Benefit Amount or your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

If, in one year, your Surrenders total more than your Benefit Payment out of your Contract we will re-calculate your Benefit Amount and your Benefit Payment may be lower in the future. We recalculate your Benefit Amount by comparing the results of two calculations. First we deduct the amount of the last Surrender from your Contract Value ("New Contract Value") and then we deduct the amount of the last Surrender from the Benefit Amount ("New Benefit Amount"). Then we compare those results:

- If the New Contract Value is more than or equal to the New Benefit Amount, and more than or equal to the Premium Payments invested in the Contract before the Surrender, the Benefit Payment is unchanged.

- If the New Contract Value is more than or equal to the New Benefit Amount, but less than the Premium Payments invested in the Contract before the Surrender, we have to recalculate your Benefit Payment. For The Hartford's Principal First, your Benefit Payment becomes 7% of the greater of your New Contract Value and New Benefit Amount. For The Hartford's Principal First Preferred, your Benefit Payment becomes 5% of the greater of your New Contract Value and New Benefit Amount.

- If the New Contract Value is less than the New Benefit Amount, we have to recalculate your Benefit Payment. We recalculate the Benefit Payment by comparing the "old" Benefit Payment to the "new" Benefit Payment for the New Benefit Amount and your Benefit Payment becomes the lower of those two values. Your New Benefit Amount is then equal to the New Contract Value.

If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


If you change the ownership or assign this Contract to someone other than your spouse after 12 months of electing either optional benefit, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future.


The Benefit Amount will be recalculated to equal the lesser of:

- The Benefit Amount immediately prior to the ownership change or assignment; or

- The Contract Value at the time of the ownership change or assignment.


Any time you make subsequent Premium Payments to your Contract, we also re-calculate your Benefit Amount and Benefit Payments. Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by a percentage of the amount of the subsequent Premium Payment.


SURRENDERING YOUR CONTRACT

You can Surrender your Contract any time, however, you will receive your Contract Value at the time you request the Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount you would have received under The Hartford's Principal First or The Hartford's Principal First Preferred.

If you still have a Benefit Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, you will still receive a Benefit Payment through a fixed annuity payout option until your Benefit Amount is depleted.

The fixed annuity payout option for The Hartford's Principal First is called The Hartford's Principal First Payout Option. The fixed annuity payout option for The Hartford's Principal First Preferred is called The Hartford's Principal First Preferred Payout Option.

While you are receiving payments under either of these fixed annuity payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining payments.

ANNUITIZING YOUR CONTRACT

If you elect The Hartford's Principal First or The Hartford's Principal First Preferred and later decide to annuitize your Contract, you may choose The Hartford's Principal First Payout Option or The Hartford's Principal First Preferred Payout Option in addition to those Annuity Payout Options offered in the Contract.

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Under both of these Annuity Payout Options, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options.



If you, the joint Contract Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments or any of the death benefit options offered in your Contract.


If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary.


KEY DIFFERENCES BETWEEN THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S PRINCIPAL FIRST PREFERRED

While The Hartford's Principal First and The Hartford's Principal First Preferred share many of the same characteristics, there are some important differences you should consider when deciding which benefit to choose.

      FEATURES                    THE HARTFORD'S PRINCIPAL FIRST                     THE HARTFORD'S PRINCIPAL FIRST PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
Charge                0.50% of Sub-Account Value                              0.20% of Sub-Account Value
------------------------------------------------------------------------------------------------------------------------------------
Benefit Payment       7% of Benefit Amount                                    5% of Benefit Amount
------------------------------------------------------------------------------------------------------------------------------------
Revocability          - Irrevocable.                                          - Revocable anytime after the 5th Contract Year or the
                                                                                5th anniversary of the date you added The Hartford's
                                                                                Principal First Preferred to your Contract.
                      - Charge continues to be deducted until we begin to     - Charge will terminate if The Hartford's Principal
                        make annuity payouts.                                   First Preferred is cancelled.
------------------------------------------------------------------------------------------------------------------------------------
Step Up               - After the 5th Contract Year, every five               - Not Available.
                        years thereafter.
------------------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age     - Non-Qualified & Roth IRA -- same as maximum Contract  - Non-Qualified & Roth IRA -- same as maximum Contract
                        issue age.*                                             issue age.*
                      - IRA/Qualified -- Age 80                               - IRA/Qualified -- Age 70
------------------------------------------------------------------------------------------------------------------------------------
Investment            - None                                                  - You are not permitted to transfer more than 10% of
Restrictions                                                                    your Contract Value as of your last Contract
                                                                                Anniversary between certain investment options. This
                                                                                restriction is not currently enforced.
------------------------------------------------------------------------------------------------------------------------------------
Spousal Continuation  - Available                                             - Available
------------------------------------------------------------------------------------------------------------------------------------


* For more information on the maximum Contract issue age please see the Section "How do I purchase the Contract?"


THE HARTFORD'S PRINCIPAL FIRST -- STEP-UP


Any time after the 5th year The Hartford's Principal First has been in effect, you may elect to "step-up" the Benefit Amount. There is no "step-up" available for The Hartford's Principal First Preferred. If you choose to "step-up" the Benefit Amount, your Benefit Amount will be re-calculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to "step-up" the Benefit Amount if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year The Hartford's Principal First "step-up" has been in place, you may choose to "step-up" the Benefit Amount again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can "step-up" without waiting for the 5th year their Contract has been in force.



We currently allow you to "step-up" The Hartford's Principal First on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a "step-up" to occur on your Contract Anniversary. AT THE TIME YOU ELECT TO "STEP-UP," WE MAY BE CHARGING MORE FOR THE HARTFORD'S PRINCIPAL FIRST BUT IN NO EVENT WILL THIS CHARGE EXCEED 0.75% ANNUALLY. REGARDLESS OF WHEN YOU BOUGHT YOUR CONTRACT, UPON "STEP-UP" WE WILL CHARGE YOU THE CURRENT CHARGE. BEFORE YOU DECIDE TO "STEP-UP," YOU SHOULD REQUEST A CURRENT PROSPECTUS WHICH WILL DESCRIBE THE CURRENT CHARGE FOR THIS BENEFIT.


THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- INVESTMENT RESTRICTIONS


If you elect The Hartford's Principal First Preferred you are not permitted to transfer more than 10% of your Contract Value as of your last Contract Anniversary from the Non-Growth Sub-Accounts to the Growth Sub-Accounts in any one Contract Year. If you transfer more than 10% of your Contract Value The Hartford's Principal First Preferred will automatically terminate and all Benefit Payments and The Hartford's Principal First Preferred charge will cease. We may add or delete Sub-Accounts from the Non-Growth and Growth sub-account lists at any time. Currently, we do not enforce this investment transfer restriction. We will provide you 30 days written notice when we elect to enforce this investment transfer restriction.

                                                                              27
HARTFORD LIFE INSURANCE COMPANY
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
NON-GROWTH SUB-ACCOUNTS                                            GROWTH SUB-ACCOUNTS
------------------------------------------------------------------------------------------------------
AllianceBernstein VP Balanced Wealth                AllianceBernstein VP Global
  Strategy Portfolio                                Research Growth Portfolio
AllianceBernstein VP International Value            Fidelity VIP Contrafund-Registered Trademark-
  Portfolio                                         Portfolio
AllianceBernstein VP Small/Mid Cap                  Fidelity VIP Growth Portfolio
  Value Portfolio                                   Fidelity VIP Mid Cap Portfolio
AllianceBernstein VP Value Portfolio                First Horizon Capital
Fidelity VIP Equity-Income Portfolio                Appreciation Portfolio
Fidelity VIP Value Strategy Portfolio               Hartford Global Advisers HLS Fund
First Horizon Core Equity Portfolio                 Hartford Global Leaders HLS Fund
Hartford Advisers HLS Fund                          Hartford Growth HLS Fund
Hartford Disciplined Equity HLS Fund                Hartford Growth Opportunities
Hartford Dividend and Growth HLS                    HLS Fund
  Fund                                              Hartford International Capital
Hartford Equity Income HLS Fund                     Appreciation HLS Fund
Hartford Focus HLS Fund                             Hartford Small Cap Growth HLS Fund
Hartford High Yield HLS Fund                        Oppenheimer Aggressive Growth
Hartford Index HLS Fund                             Fund/VA
Hartford International Opportunities                Oppenheimer Capital Appreciation
  HLS Fund                                          Fund/VA
Hartford International Small                        Oppenheimer Global Securities
  Company HLS Fund                                  Fund/VA
Hartford Money Market HLS Fund                      Putnam VT Vista Fund
Hartford Mortgage Securities HLS                    Putnam VT Voyager Fund
  Fund                                              Van Kampen UIF Emerging Markets
Hartford Stock HLS Fund                             Equity Portfolio
Hartford Total Return Bond HLS Fund                 Van Kampen UIF Mid Cap Growth
Hartford U.S. Government Securities                 Portfolio
  HLS Fund
Hartford Value HLS Fund
Hartford Value Opportunities HLS
  Fund
Lord Abbett All Value Portfolio
Lord Abbett America's Value
  Portfolio
Lord Abbett Bond-Debenture
  Portfolio
Lord Abbett Growth and Income
  Portfolio
Lord Abbett Large Cap Core Portfolio
Oppenheimer Main Street Small Cap
  Fund-Registered Trademark-/VA
Oppenheimer Main Street Fund-Registered
Trademark-/VA
Putnam VT Diversified Income Fund
Putnam VT Global Asset Allocation
  Fund
Putnam VT Growth and Income Fund
Putnam VT International Equity Fund
Putnam VT Investors Fund
Putnam VT New Value Fund
Putnam VT Small Cap Value Fund
Putnam VT The George Putnam Fund
  of Boston
Van Kampen LIT Comstock Portfolio
Van Kampen LIT Growth and
  Income Portfolio
Van Kampen UIF U.S. Mid Cap
  Value Portfolio
------------------------------------------------------------------------------------------------------


REQUIRED MINIMUM DISTRIBUTIONS

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on an annual basis, usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.

For purposes of The Hartford's Principal First Preferred, if you enroll in our Automatic Income Program to satisfy the Required Minimum Distributions from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount or Benefit Payment.

OTHER INFORMATION


The Hartford's Principal First and The Hartford's Principal First Preferred may not be available in all states or through all broker-dealers.



We reserve the right to treat all Contracts issued to you by us or one of our affiliates within a calendar year as one Contract for purposes of The Hartford's Principal First and The Hartford's Principal First Preferred. This means that if you purchase two Contracts from us in any twelve month period and elect either The Hartford's Principal First or The Hartford's Principal First Preferred on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.


For examples on how The Hartford's Principal First is calculated, please see "Appendix III." For examples on how The Hartford's Principal First Preferred is calculated, please see "Appendix IV."


D. DEATH BENEFITS



In most cases, we have used the same terminology in the Contract and this prospectus. However, when describing the Death Benefits, we have used different terms in this prospectus than in the Contract. When you receive your Contract after purchase, it will include Contract riders that describe your Death Benefit. For the standard Death Benefit, called Premium Security Death Benefit in your prospectus, for age 80 and under, you will receive riders entitled "Asset Protection Death Benefit" and "Premium Protection Death Benefit." Together, these riders make up the Premium Security Death Benefit. For the Asset Protection Death Benefit, you will receive a Contract rider with the same name. If you elect the MAV Plus Death Benefit, you will receive a rider entitled the "Maximum Anniversary Value/Earnings Protection Benefit" rider. If, after you receive your Contract you have any questions about terminology of the names of the riders, please call your Registered Representative or Hartford.


WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Contract Owner, joint Contract Owner, or the Annuitant dies before we begin to make Annuity Payouts. We calculate the Death Benefit when we receive a certified death certificate or other legal document acceptable to us. The calculations for the Death Benefit that are described below are based on the Contract Value on the date we receive a certified death certificate or other legal document acceptable to us.

The calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

This Contract comes with a standard Death Benefit, which depends on the age of you and your Annuitant. This minimum guaranteed Death Benefit is at no additional cost. If you and your

28
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Annuitant are younger than age 81 on the issue date, your Death Benefit is the Premium Security Death Benefit. If you or your Annuitant are age 81 or older, your Death Benefit is the APB Death Benefit, which is short for Asset Protection Death Benefit.


This minimum guaranteed Death Benefit is offered at no additional cost. If you elect the The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit. The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit is described later in this prospectus.


THE PREMIUM SECURITY DEATH BENEFIT

If both you and your Annuitant are younger than age 81 on the date we issue this Contract, your Death Benefit is the greatest of:

- Your Contract Value on the date we receive due proof of death;

- Your Total Premium Payments adjusted for any partial Surrenders; or

- The lesser of:

X  Your Maximum Anniversary Value described below; or

X Your Contract Value on the date we receive due proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.

THE ASSET PROTECTION DEATH BENEFIT

If you or your Annuitant are age 81 or older on the date we issue this Contract, the Death Benefit is the greatest of:

- Your Contract Value on the date we receive due proof of death;

- The lesser of:

X  Total Premium Payments adjusted for any partial Surrenders; or

X Your Contract Value on the date we receive due proof of death plus 25% of total Premium Payments adjusted for partial Surrenders and excluding subsequent Premium Payments we receive within 12 months of death.

- The lesser of:

X  Your Maximum Anniversary Value described below; or

X Your Contract Value on the date we receive proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.

MAXIMUM ANNIVERSARY VALUE

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier.

The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

- Your Anniversary Value is reduced for any partial Surrenders as shown below.

The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

ADJUSTMENTS FOR SURRENDERS

We calculate the adjustments to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar for dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

OPTIONAL DEATH BENEFIT

You may elect an optional Death Benefit for an additional charge. We call the optional Death Benefit the "MAV Plus Death Benefit," which is short for "Maximum Anniversary Value Plus Death Benefit." The name of the rider for the MAV Plus Death Benefit is called the "Maximum Anniversary Value/Earnings Protection Benefit" rider. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Premium Security Death Benefit and MAV Plus Death Benefit.


In states where the MAV Plus Death Benefit is not available, we offer the "MAV Death Benefit," which stands for "Maximum Anniversary Value Death Benefit." Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, see State Variations in Section 7 or contact your Registered Representative or contact us.



THE MAV PLUS DEATH BENEFIT



You may elect the "MAV Plus Death Benefit" or "Maximum Anniversary Value Plus Death Benefit" for an additional charge. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the standard Death Benefit and MAV Plus Death Benefit. In states where the MAV Plus Death Benefit is not available, we offer the "MAV Death Benefit," which stands for "Maximum Anniversary Value Death Benefit." Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, contact us or your Registered Representative.



The MAV Plus Death Benefit is available for an additional annual charge, deducted daily, based on your Contract Value invested in the Sub-Accounts. You cannot choose this Death Benefit if you

                                                                              29
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.



The MAV Plus Death Benefit is the greatest of:



- Your Contract Value on the date we receive due proof of death;



- Total Premium Payments adjusted for any partial Surrender;



- Your Maximum Anniversary Value; or



- Your Earnings Protection Benefit described below.



EARNINGS PROTECTION BENEFIT


The Death Benefit depends on the age of you and your Annuitant on the date the MAV Plus Death Benefit is added to your Contract. If each age is 69 or younger, the benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap. The terms "gain" and "cap" are described below.

If you and/or your Annuitant are age 70 or older on the date the MAV Plus Death Benefit is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.

We determine Contract gain by subtracting your Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value on the calculation date. We then deduct any Premium Payments and add adjustments for any partial Surrenders made during that time.

We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.

The Contract gain that is used to determine your Death Benefit has a limit or "cap." The cap is 200% of the following:

- The Contract Value on the date the MAV Plus Death Benefit was added to your Contract; plus

- Premium Payments made after the MAV Plus Death Benefit was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus

- Any adjustments for partial Surrenders.

ADDITIONAL INFORMATION ABOUT THE DEATH BENEFITS

For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under sub-section entitled "Taxation of Annuities -- General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans."

We impose a limit on total death benefits if:


- The total death benefits are payable as a result of the death of any one person under one or more deferred variable annuities issued by us or our affiliates, and


- Aggregate Premium Payments total $5 million or more.

When the limit applies, total death benefits cannot exceed the greater of:

- The aggregate Premium Payments reduced by an adjustment for any Surrenders; or

- The aggregate Contract Value plus $1 million.

However, if you add Premium Payments to any of your Contracts such that aggregate Premium Payments total to $5 million or more, the aggregate death benefit will be the greater of the maximum death benefit above or:

- The aggregate Contract Value; plus

- The aggregate death benefits in excess of the aggregate Contract Values at the time you added the Premium Payments to your Contracts.

Any reduction in death benefits to multiple variable annuity contracts will be in proportion to the Contract Value of each Contract at the time of reduction.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Contract Owner has designated the manner in which the Beneficiary will receive the Death Benefit. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

If your Beneficiary elects to receive the Death Benefit amount as a lump sum payment, we may transfer that amount to our General Account and issue the Beneficiary a draftbook. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For Federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. If the Beneficiary resides or the Contract was purchased in a state that imposes restrictions on this method of lump sum payment, we may issue a check to the Beneficiary.

The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.

30
                                                 HARTFORD LIFE INSURANCE COMPANY
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The Beneficiary of a non-qualified Contract or IRA may also elect the "Single
Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

Required Distributions -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

What should the Beneficiary consider?

Alternatives to the Required Distributions -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation -- If the Contract Owner dies and a Beneficiary is the Contract Owner's spouse, that portion of the Contract for which the spouse is considered the Beneficiary will continue with the spouse as Contract Owner, unless the spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.


If your spouse continues any portion of the Contract as Contract Owner and elects the MAV Plus Death Benefit, we will use the date the Contract is continued with your spouse as Contract Owner as the effective date the optional Death Benefit was added to the Contract. This means we will use the date the Contract is continued with your spouse as Contract Owner as the effective date for calculating the MAV Plus Death Benefit. The percentage used for the MAV Plus Death Benefit will be determined by the oldest age of any remaining joint Contract Owner or Annuitant at the time the Contract is continued.


WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.

If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Contract Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

                                                                              31
HARTFORD LIFE INSURANCE COMPANY
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IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .               AND . . .                            AND . . .
------------------------------------------------------------------------------------------------------
Contract Owner                There is a surviving joint Contract  The Annuitant is living or deceased
                              Owner
------------------------------------------------------------------------------------------------------
Contract Owner                There is no surviving joint          The Annuitant is living or deceased
                              Contract Owner
------------------------------------------------------------------------------------------------------
Contract Owner                There is no surviving joint          The Annuitant is living or deceased
                              Contract Owner and the Beneficiary
                              predeceases the Contract Owner
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is living         There is no named Contingent
                                                                   Annuitant
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is living         The Contingent Annuitant is living
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is a trust or     There is no named Contingent
                              other non-natural person             Annuitant
------------------------------------------------------------------------------------------------------

IF THE DECEASED IS THE . . .            THEN THE . . .
----------------------------
Contract Owner                Joint Contract Owner receives the
                              Death Benefit.
----------------------------
Contract Owner                Designated Beneficiary receives the
                              Death Benefit.
----------------------------
Contract Owner                Contract Owner's estate receives
                              the Death Benefit.
----------------------------
Annuitant                     The Contract Owner becomes the
                              Contingent Annuitant and the
                              Contract continues. The Contract
                              Owner may waive this presumption
                              and receive the Death Benefit.
----------------------------
Annuitant                     Contingent Annuitant becomes the
                              Annuitant, and the Contract
                              continues.
----------------------------
Annuitant                     The Contract Owner receives the
                              Death Benefit.
----------------------------

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .              AND . . .                     THEN THE . . .
----------------------------------------------------------------------------------------------
Contract Owner                  The Annuitant is living         Designated Beneficiary becomes
                                                                the Contract Owner.
----------------------------------------------------------------------------------------------
Annuitant                       The Contract Owner is living    Contract Owner receives the
                                                                payout at death, if any.
----------------------------------------------------------------------------------------------
Annuitant                       The Annuitant is also the       Designated Beneficiary
                                Contract Owner                  receives the payout at death,
                                                                if any.
----------------------------------------------------------------------------------------------

These are the most common scenarios, however, there are others. Some of the Annuity Payout Options may not result in a payout at death. For more information on Annuity Payout Options that may not result in a payout at death please see the section entitled "Annuity Payouts." If you have questions about these and any other scenarios, please contact your Registered Representative or us.


E. THE HARTFORD'S LIFETIME INCOME BUILDER



OVERVIEW



The Hartford's Lifetime Income Builder is an optional rider that is intended to help protect your Contract investment from poor market performance. The Hartford's Lifetime Income Builder provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, The Hartford's Lifetime Income Builder is a guarantee of the Benefit Amount that you can access two ways:



- WITHDRAWAL BENEFIT allows (a) BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or
  (b) LIFETIME BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the death of any Owner(s) if the oldest Owner(s) is age 60 or older. You may elect to receive either a Benefit Payment or a Lifetime Benefit Payment at one time. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; or



- GUARANTEED MINIMUM DEATH BENEFIT a Death Benefit equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. The Death Benefit is payable at the death of any Contract Owner or Annuitant. DEPLETING THE BENEFIT AMOUNT BY TAKING WITHDRAWAL BENEFITS OR SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER RIDER.


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                                                 HARTFORD LIFE INSURANCE COMPANY
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ELECTING THE HARTFORD'S LIFETIME INCOME BUILDER



You may elect The Hartford's Lifetime Income Builder only at the time of purchase and once you do so, your choice is irrevocable. The benefits comprising The Hartford's Lifetime Income Builder may not be purchased separately.



The Hartford's Lifetime Income Builder is only available if the oldest Contract Owner or Annuitant is age 75 or younger at Contract issue.



If you elect The Hartford's Lifetime Income Builder, you may not elect The Hartford's Principal First or The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit.



DETERMINING YOUR BENEFIT AMOUNT



The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of any subsequent Premium Payments and automatic Benefit Amount increases. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.



- Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as "automatic Benefit Amount increases"), depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value, less 1. In no event will this ratio be less than 0% or greater than 10%. Automatic Benefit Amount increases will continue until the Contract Anniversary immediately following the oldest Owner's or Annuitant's 75th birthday.



- Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment.



- Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A),(B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



  C. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in
      (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:



      (i)  the Contract Value immediately following the Surrender; or



      (ii) the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



- Benefit Amount Limits. Your Benefit Amount cannot be less than $0 or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under The Hartford's Lifetime Income Builder.



If your automatic Benefit Amount increases have been suspended as a result of your declining an automatic Benefit Amount increase, you will have the option to elect the automatic Benefit Amount increase again 30 days prior to each Contract Anniversary at the then current charge. If you decide to elect the automatic Benefit Amount increase on a future Contract Anniversary, we will thereafter resume automatic Benefit Amount increases.



Since the Benefit Amount is a central source for both benefits under The Hartford's Lifetime Income Builder, taking withdrawals will ultimately lessen or eliminate the Guaranteed Minimum Death Benefit.



Please refer to the Examples included in Appendix VI for a more complete description of these effects.



WITHDRAWAL BENEFIT



The following Section describes both BENEFIT PAYMENTS AND LIFETIME BENEFIT PAYMENTS which together comprise the Withdrawal Benefit.



BENEFIT PAYMENTS



Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.



The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.



Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.



Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is


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     equal to the Benefit Payment immediately prior to the Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.



  C. If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender times 5%.



If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.



If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made.



If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.



If Surrenders are less than or equal to the Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.



LIFETIME BENEFIT PAYMENT



Under this option, Surrenders may be taken as a Lifetime Benefit Payment that is initially set equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the oldest Owner's 60th birthday or 5% of the initial Benefit Amount if the oldest Owner is 60 or older at the rider's effective date. In other words, you may elect to go from Benefit Payments to Lifetime Benefit Payments once the oldest Contract Owner turns 60 provided that your Contract Value at the time of election is greater than zero. The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.



Lifetime Benefit Payments can be divided up and taken on any payment schedule that you request.



Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment include any applicable Contingent Deferred Sales Charge.



Whenever a Surrender is taken after the Contract Anniversary immediately following the oldest Owner's 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of
      (A) will apply.



  C. If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender times 5%.



If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.



Lifetime Benefit Payments will be available until the first death of any Contract Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout.



If you make a subsequent Premium Payment after the Contract Anniversary immediately following the oldest Owner's 60th birthday, the Lifetime Benefit Payment will be re-calculated on the next Contract Anniversary to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.



If Surrenders are not taken prior to the Contract Anniversary immediately following the oldest Contract Owner's 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the oldest Contract Owner's 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment.



If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the oldest Owner's 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.


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If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the contract and pay the Surrender Value.



Please refer to the Examples included in Appendix VI for a more complete description of these effects.



SURRENDERING YOUR CONTRACT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER



You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request this Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under The Hartford's Lifetime Income Builder.



If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, we will issue a payout annuity. If the Contract Owner is a natural person we will treat the Contract Owner(s) as the Annuitant(s) for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either The Hartford's Lifetime Income Builder Fixed Period Certain Payout or The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option described in the Annuity Payout Section. The election is irrevocable. You may elect to defer the Annuity Commencement Date until you are eligible for The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout, described below.



GUARANTEED MINIMUM DEATH BENEFIT PROVISION



The Hartford's Lifetime Income Builder includes a Guaranteed Minimum Death Benefit ("GMDB") that replaces the standard Premium Security Death Benefit described in this prospectus. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date due proof of death is received by us. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER.



OWNERSHIP CHANGE



We reserve the right to approve all ownership changes. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under The Hartford's Lifetime Income Builder so long as the change in ownership does not affect the life on which the Contract is based and does not result in a change in the tax identification number under the Contract.



Any ownership change made prior to the first Contract Anniversary will have no impact on The Hartford's Lifetime Income Builder rider or the benefits thereunder as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change.



An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the oldest Owner(s) or Annuitant after the change are less than age 76 at the time of the change will automatically result in either (A) or (B):



  (A) If The Hartford's Lifetime Income Builder rider is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate. The charge will discontinue.



  (B) If The Hartford's Lifetime Income Builder rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.



If the oldest Owner(s) or Annuitant is age 76 or greater at the time of an ownership change, The Hartford's Lifetime Income Builder rider will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford's Lifetime Income Builder charge will terminate.



In addition, we reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the ownership change effective date. We may prohibit investment in any Sub-Account, require you to allocate your Contract Value according to an asset allocation model or to allocate your Contract Value to a fund-of-funds Sub-Account. If you violate the restrictions, then the rider, its benefits and its charges will terminate.



SPOUSAL CONTRACT CONTINUATION



If the Contract Owner dies and the Beneficiary is the deceased Contract Owner's spouse at the time of death, the spouse may continue the Contract, and we will adjust the Contract Value to the Death Benefit value (the greater of the Death Benefit and the Benefit Amount).



If the spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:



  (A) If The Hartford's Lifetime Income Builder is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate. The charge will discontinue.


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  (B)  If The Hartford's Lifetime Income Builder is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.



If the spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, The Hartford's Lifetime Income Builder will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford's Lifetime Income Builder charge will terminate.



ANNUITY COMMENCEMENT DATE



If the annuity reaches the maximum Annuity Commencement Date, which is the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, the Contract must be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under The Hartford's Lifetime Income Builder rules applicable when the Contract Value equals zero.



OTHER INFORMATION



The Hartford's Lifetime Income Builder may not be available in all states or through all broker-dealer firms.



For purposes of determining the Benefit Amount under The Hartford's Lifetime Income Builder, we reserve the right to treat one or more Contracts issued by us to you with The Hartford's Lifetime Income Builder in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.



The Hartford's Lifetime Income Builder may not be appropriate for all investors. Several factors, among others, should be considered:



- Inasmuch as these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER RIDER.



- Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing The Hartford's Lifetime Income Builder rider as part of an investment program involving an IRA may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to underlying Funds, outweigh the absence of additional tax advantages from a variable annuity.



- Purchasing The Hartford's Lifetime Income Builder rider is a one time only event and cannot be undone later. If you elect The Hartford's Lifetime Income Builder you will also forfeit other benefits such as The Hartford's Principal First and The Hartford's Principal First Preferred. A comparison table is provided below for ease of reference.



- Withdrawals are taxable as ordinary income to the extent of earnings and may also be subject to a 10% federal income tax penalty. Such withdrawals may have state income tax implications.



- Spouses who are not a Joint Owner may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner-spouse. Continuation of all of the options available in The Hartford's Lifetime Income Builder is dependent upon its availability at the time of death of the first Contract Owner-spouse and will be subject to then prevailing charges.



- Certain ownership changes may result in a reduction of benefits.



- We may not allow assignments under The Hartford's Lifetime Income Builder.



- Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification.



For examples on how The Hartford's Lifetime Income Builder is calculated, please see Appendix VI.



F. SURRENDERS


WHAT KINDS OF SURRENDERS ARE AVAILABLE?


Full Surrenders before the Annuity Commencement Date -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges, a pro-rated portion of The Hartford's Lifetime Income Builder Charge, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.


Partial Surrenders before the Annuity Commencement Date -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable Contingent Deferred Sales Charge. You can ask us to deduct the Contingent Deferred Sales Charge from the amount you are Surrendering or from your remaining Contract Value. If we deduct the Contingent Deferred Sales Charge from your remaining Contract Value, that amount will also be subject to Contingent Deferred Sales Charge.

There are two restrictions on partial Surrenders before the Annuity Commencement
Date:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

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- After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. Our current minimum Contract Value is $500 after the Surrender. The minimum Contract Value in New York must be $1,000 after the Surrender. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender.

Full Surrenders after the Annuity Commencement Date -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.

Partial Surrenders after the Annuity Commencement Date -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.

Hartford will deduct any applicable Contingent Deferred Sales Charges.


If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.



These options may not be available if the contract is issued to qualify under
Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.


Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

Written Requests -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

Telephone Requests -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program, or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

Prior to age 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

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WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS
PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

More than one Contract issued in the same calendar year -- If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

Internal Revenue Code section 403(b) annuities -- As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are:
(a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the "Federal Tax Considerations" section for more information.


G. ANNUITY PAYOUTS


This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:

- When do you want Annuity Payouts to begin?

- Which Annuity Payout Option do you want to use?

- How often do you want the Payee to receive Annuity Payouts?

- What is the Assumed Investment Return?

- Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?

Please check with your financial adviser to select the Annuity Payout Option that best meets your income needs.


WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?


You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. You may choose to begin receiving a variable dollar amount Annuity Payout at any time. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later, unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.


WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?



Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. The Hartford's Lifetime Income Builder Fixed Period Certain Payout Option and The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option are available only to Contract Owners who elect The Hartford's Lifetime Income Builder rider. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.


LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts during the lifetime of the Annuitant, but Annuity Payouts are at least guaranteed for the number of years you select. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of years, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the present value of the remaining Annuity Payouts.

LIFE ANNUITY WITH A CASH REFUND

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.

JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

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- Decrease to 66.67%, or

- Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts for the number of years that you select. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

THE HARTFORD'S PRINCIPAL FIRST PAYOUT OPTION


If you elect The Hartford's Principal First and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Payout Option, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.


THE HARTFORD'S PRINCIPAL FIRST PREFERRED PAYOUT OPTION


If you elect The Hartford's Principal First Preferred and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Preferred Payout Option, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.



The Hartford's Lifetime Income Builder Fixed Period Certain Payout -- If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment.



The total amount payable under this option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year's annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments.



The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain
Payout -- If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the calculation date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant, in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments.


YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS

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FOR A PERIOD CERTAIN ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE
MAY BE DEDUCTED.

For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

Automatic Annuity Payouts -- If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.


HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?


In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

- monthly,

- quarterly,

- semi-annually, or

- annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.


WHAT IS THE ASSUMED INVESTMENT RETURN?


The Assumed Investment Return ("AIR") is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.


Subject to the approval of your State, you can select one of three AIRs described in the Highlights Section. The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.


For example, if the second monthly Annuity Payout is the same as the first, the Sub-Accounts earned exactly the same return as the AIR. If the second monthly Annuity Payout is more than the first, the Sub-Accounts earned more than the AIR. If the second Annuity Payout is less than the first, the Sub-Account earned less than the AIR.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of the variation depends on the AIR you select.


DO YOU WANT ANNUITY PAYOUTS TO BE FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT?


You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

Fixed Dollar Amount Annuity Payouts -- Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an Annuity rate set by us.

You may not choose a fixed dollar amount Annuity Payout if you purchase your Contract in Oregon or Pennsylvania.

Variable Dollar Amount Annuity Payouts -- Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

- the Annuity Payout Option chosen,

- the Annuitant's attained age and gender (if applicable),

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

- the Assumed Investment Return.

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value, minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:

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Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each
Sub-Account.


The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.



ASSUMED INVESTMENT RETURNS ("AIR") -- The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.



        ANNUITY             ANNUITY             ANNUITY
AIR   UNIT FACTOR   AIR   UNIT FACTOR   AIR   UNIT FACTOR
----------------------------------------------------------
 3%    0.999919%     5%    0.999866%     6%    0.999840%
----------------------------------------------------------


Combination Annuity Payout -- You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs.


Transfer of Annuity Units -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under Section 5.


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KEY DIFFERENCES BETWEEN THE HARTFORD'S PRINCIPAL FIRST, THE HARTFORD'S PRINCIPAL
FIRST PREFERRED AND THE HARTFORD'S LIFETIME INCOME BUILDER


                                                                             THE HARTFORD'S PRINCIPAL
        FEATURES                THE HARTFORD'S PRINCIPAL FIRST                   FIRST PREFERRED
-------------------------------------------------------------------------------------------------------------
Charge                     0.50% of Sub-Account Value                0.20% of Sub-Account Value
-------------------------------------------------------------------  ----------------------------------------
Benefit Payment            7% of Benefit Amount                      5% of Benefit Amount
-------------------------------------------------------------------  ----------------------------------------
Revocability               - Irrevocable                             - Revocable anytime after the 5th
                                                                     Contract Year or the 5th Anniversary of
                                                                     the date you added The Hartford's
                                                                     Principal First Preferred to your
                                                                     Contract
                                                                     - Charge will terminate if The
                           - Charge continues to be deducted until     Hartford's Principal First Preferred
                             we begin to make annuity payouts          is cancelled
-------------------------------------------------------------------  ----------------------------------------
Step Up                    - After the 5th Contract Year, every      - Not Available
                             five years thereafter, optional
-------------------------------------------------------------------  ----------------------------------------
Lifetime Benefit Payments  - Not Available                           - Not Available
-------------------------------------------------------------------  ----------------------------------------
Death Benefit              - Premium Security or Asset Protection    - Premium Security or Asset Protection
                             Death Benefit                             Death Benefit
-------------------------------------------------------------------  ----------------------------------------
Maximum Issue Age          - Non-Qualified & Roth IRA -- same as     - Non-Qualified & Roth IRA -- same as
                             maximum Contract issue age*               maximum Contract issue age*
                           - IRA/Qualified -- Age 80.                - IRA/Qualified -- Age 70.
-------------------------------------------------------------------  ----------------------------------------
Investment Restrictions    - None                                    - You are not permitted to transfer more
                                                                       than 10% of your Contract Value as of
                                                                       your last Contract Anniversary between
                                                                       certain investment options. This
                                                                       restriction is not currently enforced
-------------------------------------------------------------------  ----------------------------------------
Spousal Continuation       - Available                               - Available
-------------------------------------------------------------------  ----------------------------------------

                                   THE HARTFORD'S LIFETIME
        FEATURES                        INCOME BUILDER
-------------------------
Charge                     0.40% of the Benefit Amount
-------------------------  ----------------------------------------
Benefit Payment            5% of Benefit Amount
-------------------------  ----------------------------------------
Revocability               - Irrevocable
                           - Charge continues to be deducted until
                             we begin to make Annuity Payouts
-------------------------  ----------------------------------------
Step Up                    - Annual, automatically calculated,
                             unless opted out
-------------------------  ----------------------------------------
Lifetime Benefit Payments  - Available
-------------------------  ----------------------------------------
Death Benefit              - The Hartford's Lifetime Income Builder
                             Guaranteed Minimum Death Benefit
-------------------------  ----------------------------------------
Maximum Issue Age          - Age 75
-------------------------  ----------------------------------------
Investment Restrictions    - None, unless approved ownership change
-------------------------  ----------------------------------------
Spousal Continuation       - Available
-------------------------  ----------------------------------------



* For more information on the maximum Contract issue age please see the Section "How do I purchase the Contract?"



H. OTHER PROGRAMS AVAILABLE


We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a Program or fund closure, will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these Programs.


Dollar Cost Averaging Plus ("DCA Plus") Programs -- You may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers from our Fixed Accumulation Feature to any of the Sub-Accounts under either a 6-Month Transfer Program or 12-Month Transfer Program subject to Program rules. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and with the final transfer of the entire amount remaining in the Program.



The pre-authorized transfers will begin within 15 days of receipt of the Program Payment provided we receive complete enrollment instructions. If we do not receive complete Program


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enrollment instructions within 15 days of receipt of the initial Program
Payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, we will return your Program Payment to you for further instruction. If your Program Payment is less than the required minimum amount, we will apply it to your Contract according to your instructions on record for a subsequent Premium Payment.



Under the DCA Plus Programs, the credited interest rate is not earned on the full amount of your Premium Payment for the entire length of the Program. This is because Program transfers to the Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.



All Program Payments, including any subsequent Program Payment, must meet the Program minimum. Any subsequent Program Payments we receive during an active Program transfer period which are received during the same interest rate effective period will be credited to the current Program. Any subsequent Program Payments we receive during an active Program transfer period which are received during a different interest rate effective period will be used to start a new Program. That Program will be credited with the interest rate in effect on the date we start the new Program. Unless you send us different instructions, the new Program will be the same length of time as your current Program and will allocate the subsequent Program Payments to the same Sub-Accounts.



The DCA Plus Program may credit a higher interest rate but it does not ensure a profit or protect you against a loss in declining markets. Continuous or periodic investment programs neither insure a profit nor protect against a loss in declining markets. Because this program involves continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.



We may limit the total number of DCA Programs and DCA Plus Programs to 5 Programs open at any one time. We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.



You may elect to terminate the transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Sub-Accounts you selected for the Program.



We may discontinue, modify or amend the Programs or any other interest rate program we establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program. However, if an underlying fund closes to new Premium Payments and subsequent Premium Payments, it may also be closed to all Dollar Cost Averaging programs including the DCA Plus Program. In the event of a fund closure, We will contact you to determine your instructions as to future Program allocations. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.



Other Dollar Cost Averaging Programs -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Sub-Account into a different Sub-Account. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


InvestEase Program -- InvestEase is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

Automatic Income Program -- The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The minimum amount of each Surrender is $100. Amounts taken under this Program will count towards the Annual Withdrawal Amount, and if received prior to age 59 1/2, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment.

Asset Allocation Program -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers static model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the

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HARTFORD LIFE INSURANCE COMPANY
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current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can only participate in one model at a time.

Asset Rebalancing -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can only participate in one model at a time.

Dollar Cost Averaging Programs -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Sub-Account into a different Sub-Account. The Earnings/ Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses.

If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


Continuous or periodic investment programs neither insure a profit nor protect against a loss in declining markets. Because this program involves continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.



6. DEFINITIONS



Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:



ACCOUNT: Any of the Sub-Accounts or the Fixed Accumulation Feature.



ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.



ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.



ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, Connecticut 06102-5085.



ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary.



ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.



ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.



ANNUITANT: The person on whose life the Contract is based. The Annuitant may not be changed after your Contract is issued.



ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.



ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.



ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.



ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.



ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.



BENEFICIARY: The person(s) entitled to receive a payout at death, if any, upon the death of the Contract Owner, joint Contract Owner or Annuitant.



BENEFIT AMOUNT: The basis used to determine the maximum payout guaranteed under The Hartford's Principal First, The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder.



BENEFIT PAYMENT: The maximum guaranteed Payment that may be withdrawn each Contract Year under The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder.


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                                                 HARTFORD LIFE INSURANCE COMPANY
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CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.



CODE: The Internal Revenue Code of 1986, as amended.



COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.



CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitants death.



CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.



CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.



CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.



CONTRACT OWNER OR YOU: The owner or holder of the Contract described in this prospectus. We do not capitalize "you" in the prospectus.



CONTRACT VALUE: The total value of the Accounts on any Valuation Day.



CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.



DEATH BENEFIT: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.



DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.



FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature is called the Fixed Account.



GENERAL ACCOUNT: The General Account includes our company assets, including any money you have invested in the Fixed Accumulation Feature. The assets in the General Account are available to the creditors of Hartford.



THE HARTFORD'S PRINCIPAL FIRST: An option that can be added at an additional charge where, if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under The Hartford's Principal First in any Contract Year is 7% of the guaranteed amount.



THE HARTFORD'S PRINCIPAL FIRST PREFERRED: An option that can be added at an additional charge where, if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under The Hartford's Principal First Preferred in any Contract Year is 5% of the guaranteed amount.



JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.



LIFETIME BENEFIT PAYMENT: The maximum guaranteed amount that can be withdrawn each year until the first death of the any natural Owner (or Annuitant if a non-natural Owner), under The Hartford's Lifetime Income Builder The Lifetime Benefit Payment is available at the Contract Anniversary on or after the oldest Owner's 60th birthday.



MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value prior to the deceased's 81st birthday or the date of death, if earlier.



MAXIMUM CONTRACT VALUE: Under The Hartford's Lifetime Income Builder, the greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.



NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.



1933 ACT: The Securities Exchange Act of 1933, as amended.



1934 ACT: The Securities Exchange Act of 1934, as amended.



1940 ACT: The Investment Company Act of 1940, as amended.



NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.



PAYEE: The person or party you designate to receive Annuity Payouts.



PREMIUM PAYMENT: Money sent to us to be invested in your Contract.



PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.



REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must


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begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.



SPOUSE: A person related to a Contract Owner by marriage pursuant to the Code.



SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.



SURRENDER: A complete or partial withdrawal from your Contract.



SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.



THE HARTFORD'S LIFETIME INCOME BUILDER: An option that can be added for an additional charge that provides a minimum withdrawal benefit and a minimum Death Benefit. In your Contract this is called The Hartford's Lifetime Income Builder.



VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.



VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.



WE, US OR OUR: Hartford Life Insurance Company.



7. OTHER INFORMATION



ASSIGNMENT -- A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract. If you elect The Hartford's Lifetime Income Builder, the benefits thereunder cannot be assigned.



A qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law. Please consult a qualified tax adviser before assigning your Contract.


CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.


HOW CONTRACTS ARE SOLD -- Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours. The securities will be sold by individuals who represent us as insurance agents and who are registered representatives of Broker-Dealers that have entered into distribution agreements with HSD.


Upfront commissions paid by Hartford will not be more than 7% of Premium Payments. Trail commissions will not be more than 1% of Contract Value. From time to time Hartford may also pay or permit other promotional incentives, in cash or credit or other compensation.


Additional Compensation to Broker-Dealers, Financial Institutions and Other Persons ("Financial Intermediaries") -- In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and 12b-1 fees, the distributor or its affiliates pay, out of their own assets, significant additional compensation ("Additional Payments") to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the variable annuity contracts ("Contracts") based on a number of factors. While this additional compensation is not paid directly by you, it could or might have an impact on recommendations made by Financial Intermediaries.


With the exception of certain compensation arrangements discussed herein, and "Negotiated Additional Amounts" defined below, these Additional Payments, which are generally based on average net assets (or on aged assets i.e., assets held over one year) and on sales of the Contracts attributable to a particular Financial Intermediary, may, but are normally not expected to, exceed, in the aggregate 0.12% of the average net assets of the Contracts attributable to a particular Financial Intermediary. A listing of Financial Intermediaries to whom the distributor makes such Additional Payments is provided below. Separate Additional Payments may also be made in connection with the sale and distribution of the Contracts in such forms as, among others, "due diligence" payments and "marketing support" fees ("Negotiated Additional Amounts"), as discussed in greater detail below. With the exception of certain Negotiated Additional Amounts specifically discussed herein, payments of Negotiated Additional Amounts did not exceed $12 million per Financial Intermediary for the calendar year ended December 31, 2004. These Additional Payments and Negotiated Additional

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Amounts may, in some cases, act as a financial incentive for a Financial
Intermediary to recommend the purchase of one Contract over another Contract. Please consult your Financial Intermediary for more information.


DISTRIBUTION ARRANGEMENTS -- Contracts issued by us or our affiliates are continuously offered and sold by selected broker-dealers who have selling agreements with Hartford Life. Except as discussed below, Hartford Life bears all the expenses of providing services pursuant to Contracts including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature.


In addition to the commissions described herein, Hartford Life and its affiliates pay, out of their own assets, Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Contracts. Certain Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary, on sales of the Contracts attributable to a particular Financial Intermediary, and/or on reimbursement of related sales expenses. Such Additional Payments are generally made for the placement of the Contracts on a Financial Intermediary's list of annuity products available for purchase by its customers. Separate Additional Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the annuity products and payments for providing training and information relating to the annuity product and (2) "marketing support" fees for providing assistance in promoting the sale of the annuity product. (Negotiated Additional Amounts). Subject to NASD regulations, Hartford Life and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of the Contracts, as well as sponsor various annuity product educational programs, sales contests and/or promotions in which Financial Intermediaries that participate may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. Hartford Life and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may be different for different Financial Intermediaries, will not change the price an investor will pay for the Contracts or the amount that a registered representative will receive from such sale. These Additional Payments and Negotiated Additional Amounts may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one annuity product over another annuity product. Please consult your Financial Intermediary for more information.

As of December 31, 2004 Hartford Life has entered into arrangements to make Additional Payments that are generally based on average net assets (or on aged assets) attributable to a particular Financial Intermediary, on sales of the Contracts attributable to a particular Financial Intermediary, and/or on reimbursement of related sales expenses to A.G. Edwards & Sons, Inc., Advest, Inc., AIG Advisors Group, AMSouth Investment Services, Inc., Bancwest Investment Services, Inc., Cadaret Grant & Co., Inc., Capital Analyst Inc., Capital Investment Group, Inc., Centaurus Financial, Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage, Inc., Cuso Financial Services, L.P., Duerr Financial Corporation, Edward D. Jones & Co., L.P., FFP Securities, Inc., Fifth Third Securities, First Citizens Investor Services, First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Harbour Investments, Inc., Heim & Young Securities, The Huntington Investment Company, Infinex Financial Group, ING Advisors Network, Investacorp, Inc., Investment Professionals, Inc., James T. Borello & Co., Jefferson Pilot Securities Corporation, J.J.B. Hilliard, W.L. Lyons, Inc., Legg Mason Wood Walker, Incorporated, Lincoln Financial, Linsco/Private Ledger Corp., M&T Securities, Merrill Lynch Pierce Fenner & Smith, First Montauk Securities Corp., Morgan Keegan & Company, Inc., Morgan Stanley & Co., Incorporated, Mutual Service Corporation, National Planning Holding, NEXT Financial Group, Inc., NFP Securities, Inc., Parker/Hunter Incorporated, Pension Planners, PFIC Securities Corporation, Piper Jaffray & Co., Prime Capital Services, Inc., Prospera Financial Services, Inc., Raymond James Financial Services, RBC Dain Rauscher Inc., Securities America, Inc., Sigma Financial Corporation, Southtrust Securities, Inc., Stifel Nicolaus & Company, Incorporated, TFS
Securities, Inc., The Investment Center, Inc., Triad Advisors, Inc., UBS Financial Services, Inc., Uvest Financial Services Group Inc., Wachovia Securities, LLC., Walnut Street Securities, Inc., Wells Fargo Brokerage Services, L.L.C., WM Financial Services, Inc., Woodbury Financial Services, Inc., XCU Capital Corporation, Inc. Hartford Life may enter into arrangements with other Financial Intermediaries to make such Additional Payments. Separate Additional Payments in the form of Negotiated Additional Amounts may also be made to the above-listed Financial Intermediaries and to other Financial Intermediaries.

The Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Contracts are negotiated based on a range of qualitative factors, including, but not limited to, access and opportunity to provide product education and training, assistance with the development and implementation of joint marketing and business plans, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the fiscal year ended December 31, 2004, Hartford Life or its affiliates paid approximately $50 million in total Additional Payments, including Negotiated Additional Amounts to Financial Intermediaries.


The Contract may be sold directly to certain individuals under certain circumstances that do not involve payment of any sales


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compensation to a registered representative. In such case, Hartford will credit the Contract with an additional 5.0% of the Premium Payment. This additional percentage of Premium Payment in no way affects present or future charges, rights, benefits or current values of other Contract Owners. The following class of individuals are eligible for this feature: (1) current or retired officers, directors, trustees and employees (and their families) of the ultimate parent and affiliates of Hartford; and (2) employees and registered representatives (and their families) of registered broker-dealers (or their financial institutions) that have a sales agreement with Hartford and its principal underwriter to sell the Contracts.


LEGAL MATTERS


There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford, which includes Hartford Life Insurance Company ("HLIC") and its affiliates, has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues.



The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The funds are available for purchase by the separate accounts of different variable universal life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between sub-accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity products, The Hartford's ability to restrict transfers by these owners is limited. In February 2005, The Hartford agreed in principle with the Boards of Directors of the funds to indemnify the funds for any material harmed caused to the funds from frequent trading by these owners. The specific terms of the indemnification have not been determined. The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford also has received a subpoena from the New York Attorney General's Office requesting information related to the Company's group annuity products. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office and other regulatory agencies.



To date, neither the SEC's and New York Attorney General's market timing investigation nor the SEC's directed brokerage investigation has resulted in either regulator initiating any formal action against The Hartford. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The potential timing of any such action is difficult to predict. Based on The Hartford's discussions with the SEC and the New York Attorney General's Office and its own analysis, Hartford Life, Inc. ("Hartford Life"), an indirect subsidiary of The Hartford, recorded a charge of $66 million to establish a reserve for these matters during the first quarter of 2005. This reserve is an estimate; in view of the uncertainties regarding the timing and outcome of any payments relating to these types of regulatory investigations, as well as the tax-deductibility, if any, and any potential deferred acquisition cost effects (though no deferred acquisition cost effects are included in this estimate) that may be applicable, it is possible that the ultimate cost to Hartford Life of these matters may exceed or be below the reserve amount, perhaps by a significant amount. It is reasonably possible that HLIC, an indirect subsidiary of Hartford Life, may ultimately be liable for all or a portion of the ultimate cost to Hartford Life. However, the ultimate liability of the Company, if any, is not reasonably estimable at this time.



The Hartford has received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. Additionally, The Hartford has received a subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a sub-account of a tax-qualified plan or was subsequently put into a tax qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in connection with these matters.



Also, The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. Further, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured


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settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters. The Hartford does not expect any such action to result in a material adverse effect on the separate accounts or on the HLS funds that serve as underlying investments for those accounts.


In addition, The Hartford has been served with five putative national class actions, now consolidated into a single putative class action, IN RE HARTFORD MUTUAL FUNDS FEE LITIGATION, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford's Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the Retail Funds themselves and the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the separate accounts or on the HLS funds that serve as underlying investments for those accounts.
MORE INFORMATION


You may call your Registered Representative if you have any questions or write or call us at the address above.


FINANCIAL STATEMENTS

You can find financial statements of the Separate Account and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.


STATE VARIATIONS


The following section describes modifications to this prospectus required by one or more state insurance departments:



- ALABAMA -- We will accept subsequent Premium Payments only during the first Contract Year.



- CALIFORNIA -- Any Contract Owner 60 years old or older when purchasing this Contract in the state of California must either: Elect the Senior Protection program, or elect to immediately allocate the initial Premium Payments to the other investment options.



Under the Senior Protection Program we will allocate your initial Premium Payment to the Hartford Money Market HLS Fund Sub-Account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions.



If you elect the Senior Protection Program you will not be able to participate in any InvestEase or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in the Hartford Money Market HLS Fund Sub-Account unless you direct otherwise.



You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from the Hartford Money Market HLS Fund Sub-Account to another investment option.



When you terminate your participation in the Senior Protection Program:



- you may reallocate your Contract Value in the Program to other investment options; or



- we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested.



- CONNECTICUT -- For Contracts issued in the state of Connecticut, there are no investment restrictions on the Sub-Accounts you may invest in while subject to The Hartford's Principal First Preferred benefit.



If you elect The Hartford's Principal First Preferred, and your Contract was issued in the state of Connecticut, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equals or exceeds $100,000.



Contingent Deferred Sales Charges for Connecticut residents purchasing Hartford Director M Plus are 8, 8, 8, 7, 6, 5, 4, 3, 0%.



- OREGON -- If you purchase your Contract in Oregon, we will accept subsequent Premium Payments only during the first three Contract Years. Oregon Contract Owners may only sign up for DCA Plus Programs that are 6 months or longer.



- MASSACHUSETTS -- If you purchase your Contract in Massachusetts, we will accept subsequent Premium Payments only until


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  the Annuitants 63rd birthday or the third Contract Anniversary, whichever is later.



- MINNESOTA, NEW YORK AND WASHINGTON -- The MAV Plus Death Benefit is not available for Contracts issued in Washington, New York or Minnesota. There is a different optional Death Benefit called the Maximum Anniversary Value Death Benefit for Contracts issued in Washington, New York or Minnesota. The charge is 0.30% of average daily Sub-Account Value.


The optional Death Benefit is different for Contracts issued in Washington, New York or Minnesota. We call this optional Death Benefit the "Maximum Anniversary Value Death Benefit."


There is an additional charge we deduct on a daily basis that is equal to an annual charge of 0.30% of your Contract Value invested in the Sub-Accounts for this benefit. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.



The Maximum Anniversary Value Death Benefit is described below. It is the greatest of:



- Your Contract Value on the date we receive proof of death;



- Total Premium Payments adjusted for any partial Surrenders; or



- Your Maximum Anniversary Value.



NEW YORK -- We will not recalculate The Hartford's Principal First or The Hartford's Principal First Preferred Benefit Amount if you change the ownership or assign your Contract to someone other than your spouse.



PENNSYLVANIA -- Contingent Deferred Sales Charges for Pennsylvania residents purchasing Hartford Director M Plus are 8, 8, 8, 7, 6, 5, 4, 3, 0%.



SOUTH CAROLINA AND WASHINGTON -- We do not deduct an Annual Maintenance Fee for Contracts issued in South Carolina and Washington if it will cause the rate of interest credited to your Contract Value in the Fixed Accumulation Feature to fall below state minimum requirements.



NEW JERSEY, NEW YORK, OKLAHOMA AND OREGON -- AIRS are the following: 3% and 5%.



MASSACHUSETTS, NEW JERSEY AND NEW YORK -- The Nursing Home Waiver is not approved.



8. FEDERAL TAX CONSIDERATIONS


A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized

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capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to the Contracts.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

  1. NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under
Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "owner" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of an "owner." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "owner." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

  2. OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

    a. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

  i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract value (determined without regard to surrender charges) is an appropriate measure. However, the IRS could take the position that the value should be the current Contract value (determined without regard to surrender charges) increased by some measure of the value of certain future benefits.

 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the

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    Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

 vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

    b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

  i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

    c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

    d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.

  i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

 ii. The 10% penalty tax will not apply to the following distributions:

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3. Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary). In determining whether a payment stream designed to satisfy this exception qualifies, it is possible that the IRS could take the position that the entire interest in the Contract should include not only the current Contract value, but also some measure of the value of certain future benefits.

    5. Distributions made under certain annuities issued in connection with structured settlement agreements.

    6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied RETROACTIVELY TO ALL THE PRIOR PERIODIC PAYMENTS (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

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    e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE
       EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract,
(2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

    f. REQUIRED DISTRIBUTIONS.

  i. Death of Contract Owner or Primary Annuitant

    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

    1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

    2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

    3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

 ii. Alternative Election to Satisfy Distribution Requirements

    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

 iii. Spouse Beneficiary

    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

    g. ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered intofor tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

    h. PARTIAL EXCHANGES.

The IRS in Rev. Rul. 2003-76 has confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering
(1) under what circumstances it should treat a partial exchange followed by such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code
Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Accordingly, we advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.

  3. DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

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In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

  4. TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

For instance, the IRS in Rev. Rul. 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). More specifically, Rev. Rul. 2003-92 extended this "public availability" doctrine to interests in a non-registered limited partnership that are not publicly traded but are available directly to qualified buyers through private placements (as well as through variable contracts), holding that such limited partnership interests should be treated as owned directly by a variable contract owner (and not by the insurer). By contrast, where such limited partnership interests are available exclusively through the purchase of a variable insurance contract, Rev. Rul. 2003-92 held that such investment assets should be treated as owned by the insurer (and not by the contract owner). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts.

The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. FEDERAL INCOME TAX WITHHOLDING


The portion of an amount received under a Contract that is taxable gross income to the payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:



    1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution.



    2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested.


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E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS


The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.


G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-spouse beneficiary who either is
(1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code
Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code
Section 72(e)(4)(C)(iii) and Section 1015.
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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------
    Safekeeping of Assets
--------------------------------------------------------
    Experts
--------------------------------------------------------
    Non-Participating
--------------------------------------------------------
    Misstatement of Age or Sex
--------------------------------------------------------
    Principal Underwriter
--------------------------------------------------------
PERFORMANCE RELATED INFORMATION
--------------------------------------------------------
    Total Return for all Sub-Accounts
--------------------------------------------------------
    Yield for Sub-Accounts
--------------------------------------------------------
    Money Market Sub-Accounts
--------------------------------------------------------
    Additional Materials
--------------------------------------------------------
    Performance Comparisons
--------------------------------------------------------
ACCUMULATION UNIT VALUES
--------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------

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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.


The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts, accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.



THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/ OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.



The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.



We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.



1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")



In addition to "traditional" IRAs governed by Code Sections 408(a) and
(b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A , SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code
Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or
457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.



TRADITIONAL IRAS Traditional IRAs are subject to limits on the amounts that may be contributed each year (which contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code
Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.



You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into your Traditional IRA under certain circumstances, as indicated


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below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plan if the distribution is not transferred directly to your Traditional IRA.



IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



SEP IRAS Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



SIMPLE IRAS The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code
Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



[A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.



We currently do not serve as the Designated Financial Institution for any employer's SIMPLE Plan. Accordingly, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan, and if you choose, arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.]



ROTH IRAS Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA to a Roth IRA will subject the amount held in the converted Traditional IRA to federal income tax. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA and under limited circumstances, as indicated below. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(K) PLAN



Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described


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below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.



In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefit once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.



3. TAX SHELTERED ANNUITY UNDER SECTION 403(B) ("TSA")



Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" contract ("TSA") and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, such contributions may not exceed the lesser of an annual dollar limit (e.g., $40,000) or 100% of the employee's "includable compensation" for his most recent full year of service, subject to other adjustments. Special provisions may allow certain employees to elect a different overall limitation.



A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:



    a.  after the employee reaches age 59 1/2;



    b.  upon the employee's separation from service;



    c.  upon the employee's death or disability; or



    d. in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).



Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.



Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below.



4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")



Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. In addition, under Code Section 457(d) a
Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).



All of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors.



5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS



Except under certain circumstances in the case of Roth IRAs, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.



For non-periodic amounts from certain Qualified Contracts or Plans, Code
Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type


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of Qualified Contract or Plan. For instances, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.



In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below. Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.



6. PENALTY TAXES FOR QUALIFIED PLANS



Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.



A. PENALTY TAXES ON PREMATURE DISTRIBUTIONS Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:



- made to a beneficiary (or to the employee's estate) on or after the employee's death;



- attributable to the employee's becoming disabled under Code Section 72(m)(7);



- part of a series of substantially equal periodic payments (not less frequently than annually -- "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;



- (except for IRAs) made to an employee after separation from service after reaching age 55; or



- not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.



In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:



- made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;



- not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or



- for a qualified first-time home buyer and meets the requirements of Code
  Section 72(t)(8).



If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied RETROACTIVELY TO ALL THE PRIOR PERIODIC PAYMENTS (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and
(b) 5 years have elapsed since the first of these periodic payments.



For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.



B. RMDS AND 50% PENALTY TAX If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.



An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:



- the calendar year in which the individual attains age 70 1/2, or



- (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.



The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --



    (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or



    (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.



If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.



If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.



The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth


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IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.



The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.



In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.



7. TAX WITHHOLDING FOR QUALIFIED PLANS



Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."



Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens or resident aliens of the United States.



Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.



8. ROLLOVER DISTRIBUTIONS



The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.



For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g., a TSA) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g., a TSA that is subject to the same kinds of salary reduction restrictions). Such a "direct transfer" between the same kind of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.



By contrast, an amount distributed from one type of Plan (e.g., a TSA) into a different type of Plan (e.g., a Traditional IRA) generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan fiduciary) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient.



Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either:



    a.  an RMD amount;



    b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or



    c.  any distribution made upon hardship of the employee.



Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct


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rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457(e)(16), a
"direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.



Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).



Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse), Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.


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APPENDIX II -- DEATH BENEFIT -- EXAMPLES

PREMIUM SECURITY DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000.

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- Total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000]

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% X $106,000 = $143,903]; the lesser
  (a) and (b) is $106,000.

The Premium Security Death Benefit is the greatest of these three values, which is $117,403.

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EXAMPLE 2

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)]

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and
  (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser
  (a) and (b) is $83,571.

The Premium Security Death Benefit is the greatest of these three values, which is $120,000.

ADJUSTMENT FOR PARTIAL SURRENDER FOR TOTAL PREMIUM PAYMENTS

The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

ADJUSTMENT FOR PARTIAL SURRENDER FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 - $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

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ASSET PROTECTION DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000.

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% X $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% X $106,000 = $143,903]; the lesser
  (a) and (b) is $106,000.

The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.

EXAMPLE 2

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% X $57,857 = $134,464]; the lesser (a) and (b) is $57,857.

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

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MAV PLUS DEATH BENEFIT WITH PREMIUM SECURITY DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

- You made a single Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR EARNINGS PROTECTION BENEFIT

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 - $100,000 - $0 + $0 = $9,273]

Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

Hartford would calculate the Contract gain as follows:

- Contract Value on the day we receive proof of Death [$117,403],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

- Add any adjustments for partial Surrenders [$0],

So the Contract gain equals $17,403.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($0),

Which equals $100,000. The cap is 200% of $100,000, which is $200,000.

PREMIUM SECURITY DEATH BENEFIT AMOUNT IS $117,403. (See Example 1 under Premium Security Death Benefit for details of calculation.)

ADJUSTED TOTAL PREMIUM PAYMENT AMOUNT IS $92,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)

MAV PLUS DEATH BENEFIT

In this situation the cap does not apply, so Hartford takes the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% ($17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the death benefit.

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                                                 HARTFORD LIFE INSURANCE COMPANY
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EXAMPLE 2

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

- You made a single Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below))

- On the day we receive proof of Death, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 - $100,000 - $0 + $0 = $50,000]

Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.

CALCULATION OF CONTRACT GAIN

Hartford would calculate the Contract gain as follows:

- Contract Value on the day we receive proof of Death [$120,000],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

- Add any adjustments for partial Surrenders [$10,000],

So the Contract gain equals $30,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($10,000),

Which equals $90,000. The cap is 200% of $90,000, which is $180,000.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 - $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 - $10,000 = $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and adds that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.

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APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

- Your Benefit Amount is $100,000, which is your initial Premium Payment.

- Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

- Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.

EXAMPLE 7: IF YOU ELECT TO "STEP-UP" THE HARTFORD'S PRINCIPAL FIRST AFTER THE 5TH YEAR, ASSUMING YOU HAVE MADE NO WITHDRAWALS, AND YOUR CONTRACT VALUE AT THE TIME OF STEP-UP IS $200,000, THEN

- We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

- Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

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                                                 HARTFORD LIFE INSURANCE COMPANY
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APPENDIX IV -- THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST PREFERRED WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

- Your Benefit Amount is $100,000, which is your initial Premium Payment.

- Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $7,500, which is your prior Benefit Payment ($5,000) plus 5% of your additional Premium Payment ($2,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

- Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

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HARTFORD LIFE INSURANCE COMPANY
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APPENDIX V -- ACCUMULATION UNIT VALUES

There is no information available for the Sub-Accounts because as of December 31, 2004, the Sub-Accounts had not commenced operations.

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                                                 HARTFORD LIFE INSURANCE COMPANY
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APPENDIX VI -- THE HARTFORD'S LIFETIME INCOME BUILDER -- EXAMPLES



FOR ALL EXAMPLES YOUR GUARANTEED MINIMUM DEATH IS THE GREATER OF THE BENEFIT AMOUNT AND THE CONTRACT VALUE ON THE DATE OF DUE PROOF OF DEATH.



EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S LIFETIME INCOME BUILDER WHEN YOU PURCHASE YOUR CONTRACT, YOU ARE YOUNGER THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.



- Your Benefit Amount is $100,000, which is your initial Premium Payment.



- Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.



- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be set equal to the Benefit Amount on the Contract Anniversary immediately following the Oldest Owner's 60th birthday.



EXAMPLE 2: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU MAKE NO ADDITIONAL PREMIUM PAYMENTS AND TAKE NO WITHDRAWALS DURING THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $105,000.



- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value (105,000) divided by the Maximum Contract Value (100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (105,000 / 100,000) -1 = .05 = 5%



- Your Benefit Amount is $105,000, which is your previous Benefit Amount multiplied by the automatic Benefit Amount increase.



- Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $105,000 * .004 = $420, this amount is deducted from the Contract Value.



EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.



- Your initial Benefit Amount is $100,000.



- Your Benefit Payment is $5,000.



- After the partial Surrender of $1,000, your Benefit Amount is $99,000.



- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.



- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value (95,000) divided by the Maximum Contract Value (100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (95,000 / 100,000) -1 = -.05 subject to the minimum of 0%



- Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.



- Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $99,000 * .004 = $396, this amount is deducted from the Contract Value.



EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 3. ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2 AND THAT, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.



- At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.



- Your Benefit Payment is $5,000.



- Your Benefit Amount after the premium payment is $119,000.



- Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.


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HARTFORD LIFE INSURANCE COMPANY
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EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 4. ASSUME THAT ON THE FOLLOWING
ANNIVERSARY (THE END OF CONTRACT YEAR 2) THE CONTRACT VALUE IS $118,000 AND THAT NO WITHDRAWALS WERE TAKEN IN CONTRACT YEAR 2.



- After Premium Payment, your Benefit Amount is $119,000.



- Your Benefit Payment is $5,950.



- At the anniversary, we calculate the automatic Benefit Amount increase. The ratio is the Contract Value (118,000) divided by the Maximum Contract Value (120,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (118,000 / 120,000) -1 = -.01667 subject to a minimum of 0%



- Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.



- Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $119,000 * .004 = $476, this amount is deducted from the Contract Value.



EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 5. ASSUME THAT IN THE THIRD CONTRACT YEAR, A $35,000 PARTIAL SURRENDER IS TAKEN. THE PARTIAL SURRENDER INCLUDES CDSC. THE WITHDRAWAL LOWERED THE CONTRACT VALUE FROM $115,000 TO $80,000.



- At the beginning of Contract Year 3, your initial Benefit Amount is $119,000.



- Your Benefit Payment is $5,950.



- Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows
    - (i) the Contract Value immediately following the partial withdrawal:
80,000
    - (ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: 119,000 - 35,000 = 84,000



- Your new Benefit Amount is $80,000.



- Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.



EXAMPLE 7: ASSUME THAT ON THE CONTRACT ANNIVERSARY IMMEDIATELY FOLLOWING THE OLDEST OWNER'S 60TH BIRTHDAY, THE CONTRACT VALUE IS $200,000.



- Your Benefit Amount after the automatic increase calculation is $200,000.



- Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $200,000 * .004 = $800, this amount is deducted from the Contract Value.



EXAMPLE 8: ASSUME THE OWNER WITHDRAWS $9,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.



- Your Benefit Amount is $80,000 before the partial Surrender.



- Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.



- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.



- Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.



EXAMPLE 9: ASSUME THE OWNER WITHDRAWS $12,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.



- Your Benefit Amount is $80,000 before the partial Surrender.



- Your Benefit Amount after the partial Surrender is $68,000.



- It is the lesser of Contract Value after the partial Surrender (73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.



- Your Benefit Amount will reset to $3,400, which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.



- Your Lifetime Benefit Payment will reset to $3,400, which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

To obtain a Statement of Additional Information, please complete the form below and mail to:

      Hartford Life Insurance Company
      Attn: Investment Product Services
      P.O. Box 5085
      Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information for Series I of First Horizon Director M Outlook variable annuity to me at the following address:

---------------------------------------------------
                                      Name

----------------------------------------------------------------
                                    Address

----------------------------------------------------------------
   City/State                                                        Zip Code

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                        HARTFORD LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT THREE

                  SERIES I OF FIRST HORIZON DIRECTOR M OUTLOOK

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.

To obtain a prospectus, send a written request to Hartford Life Insurance Company Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.


Date of Prospectus: November 1, 2005
Date of Statement of Additional Information: November 1, 2005


TABLE OF CONTENTS

GENERAL INFORMATION                                                2
----------------------------------------------------------------------
    Safekeeping of Assets                                          2
----------------------------------------------------------------------
    Experts                                                        2
----------------------------------------------------------------------
    Non-Participating                                              2
----------------------------------------------------------------------
    Misstatement of Age or Sex                                     2
----------------------------------------------------------------------
    Principal Underwriter                                          2
----------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION                                    2
----------------------------------------------------------------------
    Total Return for all Sub-Accounts                              2
----------------------------------------------------------------------
    Yield for Sub-Accounts                                         3
----------------------------------------------------------------------
    Money Market Sub-Accounts                                      3
----------------------------------------------------------------------
    Additional Materials                                           3
----------------------------------------------------------------------
    Performance Comparisons                                        4
----------------------------------------------------------------------
ACCUMULATION UNIT VALUES                                           5
----------------------------------------------------------------------
FINANCIAL STATEMENTS                                            SA-1
----------------------------------------------------------------------

2                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS


The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 24, 2005 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in its method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004), and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account Three (the "Account") as of December 31, 2004, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period ended December 31, 2004 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 24, 2005, which are both included in this Statement of Additional Information and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. ("HSD"). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2004: $1,245,453; 2003: $1,870,390; and 2002: $2,540,909.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.

HARTFORD LIFE INSURANCE COMPANY                                                3
--------------------------------------------------------------------------------

The formula Hartford uses to calculate standardized total return is P(1+T)TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period. This figure reflects deductions for the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee.

The formula Hartford uses to calculate yield is: YIELD = 2[(a-b/cd +1)TO THE POWER OF 6 -1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

A money market fund Sub-Account may advertise yield and effective yield. Yield and effective yield figures reflect the deductions for the Contract, which include the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR." Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR X (365/7), where BPR = (A-B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

4                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

Hartford may also compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance, such as:

- The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

- The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. The Nasdaq Composite includes over 5,000 companies. On February 5, 1971, the Nasdaq Composite Index began with a base of 100.00.

- The Morgan Stanley Capital International EAFE Index (the "EAFE Index") of major markets in Europe, Australia and the Far East is a benchmark of international stock performance. The EAFE Index is "capitalization weighted," which means that a company whose securities have a high market value will contribute proportionately more to the EAFE Index's performance results than a company whose securities have a lower market value.

- The Lehman Brothers High Yield Corporate Index is a broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

- The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

HARTFORD LIFE INSURANCE COMPANY                                                5
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES

There is no information available for the Sub-Accounts because as of December 31, 2004, the Sub-Accounts had not commenced operations.

                                    PART A

WELLS FARGO DIRECTOR M OUTLOOK
SEPARATE ACCOUNT THREE
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 5085

HARTFORD, CONNECTICUT 06102-5085



[ICON]      1-800-862-6668 (CONTRACT OWNERS)
            1-800-862-7155 (REGISTERED REPRESENTATIVES)
[ICON]      WWW.HARTFORDINVESTOR.COM


                                                             [THE HARTFORD LOGO]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This prospectus describes information you should know before you purchase Series I of Wells Fargo Director M Outlook variable annuity or make subsequent premium payments. Please read it carefully and keep it for your records.



This variable annuity is a contract between you and Hartford Life Insurance Company ("us," "we" or "our") where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:


X  Flexible, because you may add Premium Payments at any time.


X Tax-deferred, which means you may not have to pay taxes until you take money out or until we start to make Annuity Payouts.



X Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.



You must allocate your Premium Payment to "Sub-Accounts." The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors ("Funds"). These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following portfolio companies: AllianceBernstein Variable Products Series Fund, Inc., Fidelity Variable Insurance Products, Hartford HLS Series Fund II, Inc., Hartford Series Fund, Inc., Lord Abbett Series Fund, Inc., Oppenheimer Variable Accounts Funds, Putnam Variable Trust, STI Classic Variable Trust, The Universal Institutional Funds, Inc., Van Kampen Life Investment Trust, and Wells Fargo Variable Trust Funds. The Funds are described in greater detail in Section 3.



You may also allocate some or all of your Premium Payment to the Fixed Accumulation Feature, which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our assets like the assets of the Separate Account.



You should keep this prospectus for your records. You can also contact us to get a Statement of Additional Information free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov). You may also obtain a copy of this prospectus and the Statement of Additional Information, as amended from time to time, in a compact disk by contacting us.



This Contract IS NOT:


- A bank deposit or obligation

- Federally insured

- Endorsed by any bank or governmental agency


This Contract and its features may not be available for sale in all states. Please refer to the "State Variations" discussion in Section 7 for additional information about variations in fees and features based on specific state requirements.

--------------------------------------------------------------------------------

PROSPECTUS DATED: NOVEMBER 1, 2005
STATEMENT OF ADDITIONAL INFORMATION DATED: NOVEMBER 1, 2005

2
                                                 HARTFORD LIFE INSURANCE COMPANY
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TABLE OF CONTENTS



                                                                            PAGE
--------------------------------------------------------------------------------
1. HIGHLIGHTS                                                                 3
--------------------------------------------------------------------------------
2. SYNOPSIS                                                                   6
--------------------------------------------------------------------------------
3. GENERAL CONTRACT INFORMATION                                               9
--------------------------------------------------------------------------------
  Hartford Life Insurance Company                                             9
--------------------------------------------------------------------------------
  The Separate Account                                                        9
--------------------------------------------------------------------------------
  The Funds                                                                   9
--------------------------------------------------------------------------------
  Fixed Accumulation Feature                                                 17
--------------------------------------------------------------------------------
4. PERFORMANCE RELATED INFORMATION                                           18
--------------------------------------------------------------------------------
5. THE CONTRACT                                                              18
--------------------------------------------------------------------------------
  a.  Purchases and Contract Value                                           18
--------------------------------------------------------------------------------
  b. Charges and Fees                                                        23
--------------------------------------------------------------------------------
  c.  The Hartford's Principal First and The Hartford's Principal First
  Preferred                                                                  26
--------------------------------------------------------------------------------
  d. Death Benefits                                                          29
--------------------------------------------------------------------------------
  e.  The Hartford's Lifetime Income Builder                                 33
--------------------------------------------------------------------------------
  f.  Surrenders                                                             37
--------------------------------------------------------------------------------
  g.  Annuity Payouts                                                        39
--------------------------------------------------------------------------------
  h.  Other Programs Available                                               43
--------------------------------------------------------------------------------
6. DEFINITIONS                                                               45
--------------------------------------------------------------------------------
7. OTHER INFORMATION                                                         47
--------------------------------------------------------------------------------
  Legal Matters                                                              49
--------------------------------------------------------------------------------
  More Information                                                           50
--------------------------------------------------------------------------------
  Financial Statements                                                       50
--------------------------------------------------------------------------------
  State Variations                                                           50
--------------------------------------------------------------------------------
8. FEDERAL TAX CONSIDERATIONS                                                51
--------------------------------------------------------------------------------
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                     57
--------------------------------------------------------------------------------
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS           58
--------------------------------------------------------------------------------
APPENDIX II -- DEATH BENEFIT -- EXAMPLES                                     64
--------------------------------------------------------------------------------
APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES                   68
--------------------------------------------------------------------------------
APPENDIX IV -- THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- EXAMPLES          69
--------------------------------------------------------------------------------
APPENDIX V -- ACCUMULATION UNIT VALUES                                       70
--------------------------------------------------------------------------------
APPENDIX VI -- THE HARTFORD'S LIFETIME INCOME BUILDER -- EXAMPLES            71
--------------------------------------------------------------------------------

                                                                               3
HARTFORD LIFE INSURANCE COMPANY
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1. HIGHLIGHTS



Below is some important information about your variable annuity Contract. To purchase a Contract you must complete our application or order request and submit it to us for approval with your first Premium Payment.



A. MAXIMUM ISSUE AGE:



Subject to State variations (see Section 7), the Annuitant, Contract Owner or Joint Contract Owner cannot be older than age 85 on the date your Contract is issued. For more information, see question Sections 1(h) and 5(a). We, or any financial adviser, may refuse to sell a Contract to any person based on age and other relevant criteria.



B. INITIAL INVESTMENT: For more information, see Section 5(a).



- $1,000 minimum investment.



- $500 with enrollment in the InvestEase-Registered Trademark- Program.



- Premium Payments may not exceed $1 million without our prior approval.



MINIMUM ADDITIONAL INVESTMENTS: $500 (other than investments made through InvestEase Program)



INVESTEASE PROGRAM: This program allows systematic additional investments of as little as $50 from a checking or savings account into your Contract monthly or quarterly.



RIGHT TO CANCEL PERIOD: For a limited time, usually within ten days after you receive your Contract, you may cancel your Contract without a Contingent Deferred Sales Charge. This "free look" period may be from ten to thirty-five days depending on your state. You may be subject to market losses or gains prior to our receipt of your request for cancellation. See "State Variations" in
Section 7 for more information.



C. IS THE FIXED ACCUMULATION FEATURE AVAILABLE? /X/ YES / / NO [see Section 3]



D. CONTINGENT DEFERRED SALES CHARGES:



There may be a variety of sales arrangements available for you to purchase a contract from us. These choices may range from contracts with no sales charges, front-end or Contingent Deferred Sales Charges, and contracts that offer Payment Enhancements (bonus feature). This Contract is subject to a Contingent Deferred Sales Charge when you make a full or partial Surrender of your Contract, subject to certain exceptions. The percentage used to determine your Contingent Deferred Sales Charge is:



YEAR                       1   2   3   4   5   6   7   8
---------------------------------------------------------
CHARGE                     7%  7%  7%  6%  5%  4%  3%  0%
---------------------------------------------------------



For more information, see Sections 2, 5(b) and 7.



NURSING HOME SALES CHARGE WAIVER: Should the need arise for the Annuitant, Owner or Joint Owner to enter a nursing home or hospital, you can access money from your Contract -- with no Contingent Deferred Sales Charges -- to help pay these expenses. Certain requirements must be met, including:



- The benefit will only apply to Premium Payments made prior to the nursing home or hospital stay;



- The nursing home or hospital stay must be prescribed by a physician; and



- The stay in the nursing home or hospital must exceed 180 consecutive days.



See "State Variations" in Section 7 for more information.



ANNUAL WITHDRAWAL AMOUNT: This is the amount we will allow you to receive annually without a Contingent Deferred Sales Charge.



- YEARS 1-7: 10% of total Premium Payments per Contract year on a non-cumulative basis.



- AFTER YEAR 7: 100% of any earnings, and Premium Payments invested more than 7 years plus 10% of Premium Payments invested for less than 7 years.



While we provide several ways for you to access your money, not all of your Premiums may be easily accessible. For instance, if you are less than 59 1/2 when you make a Surrender, you may have to pay a federal income tax penalty on the money you take out. Your Premiums are also subject to market risk based on the sub-account performance. See Section 1(h) for more information.



E. CONTRACT CHARGES:



- MORTALITY AND EXPENSE RISK CHARGE: 0.95% annually, charged daily from Sub-Account Value.



- ADMINISTRATIVE CHARGE: 0.20% annually, charged daily from Sub-Account Value.



- ANNUAL MAINTENANCE FEE: $30, waived for Contract Anniversary and Surrender values of $50,000 and over.



- PREMIUM TAXES: These are taxes paid to state or municipal authorities and range up to 3.5% of Premiums paid.



OPTIONAL BENEFIT CONTRACT CHARGES:



- MAV PLUS DEATH BENEFIT: 0.30% annually, charged daily from Sub-Account Value. [Not available if the Owner(s) or Annuitant is age 76 or older]



- THE HARTFORD'S PRINCIPAL FIRST: 0.50% annually, charged daily from Sub-Account Value. [Limited in qualified Contracts to Owner/Annuitants age 80 or younger]



- THE HARTFORD'S PRINCIPAL FIRST PREFERRED: 0.20% annually, charged daily from Sub-Account Value. [Limited to Contracts issued after 11/1/04 and in qualified Contracts to Owner/ Annuitants age 70 or younger]



- THE HARTFORD'S LIFETIME INCOME BUILDER: The initial charge is 0.40% of your then current Benefit Amount (as compared

4
                                                 HARTFORD LIFE INSURANCE COMPANY
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  to Sub-Account Value) but may be increased to a total maximum charge of .75%.
  This additional charge will automatically be deducted from your Contract Value each Contract Anniversary (as compared to daily deductions).



  See Section 5(b) for more information.



F. ANNUITY PAYOUT OPTIONS: You must begin to take Annuity Payouts by the later of the Annuitant's 90th birthday or the end of the 10th Contract Year. Your Annuity Payout Options are:



- Payments for a Period Certain                     -Life Annuity with Payments for a Period Certain
------------------------------------------------------------------------------------------------------
- Life Annuity                                      -Joint and Last Survivor Annuity
------------------------------------------------------------------------------------------------------
- Life Annuity with a Cash Refund                   -Joint and Last Survivor Annuity with Payments for
                                                     a Period Certain
------------------------------------------------------------------------------------------------------



G. DEATH BENEFITS: A Death Benefit is the amount we will pay if the annuitant, Contract owner, or joint Contract owner dies before we begin to make Annuity Payouts. All Death Benefits are calculated when we receive a certified death certificate or other legal document acceptable to us. We offer two standard Death Benefits. The Death Benefit issued with your Contract is based on the age of the Annuitant, Contract Owner or Joint Contract Owner. You may also choose to add an optional Death Benefit to your Contract for an additional charge. See
Section 5(d) for more information.



STANDARD DEATH BENEFITS -- AVAILABLE FOR NO ADDITIONAL CHARGE



- PREMIUM SECURITY DEATH BENEFIT: This benefit is available if both you and your Annuitant are younger than age 81 on the date we issue this Contract. The Death Benefit is the higher of (i) Contract Value, (ii) total Premiums adjusted for Surrenders, or (iii) the lesser of your Maximum Anniversary Value or your Contract Value plus 25% of your Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death). Once issued, this Death Benefit doesn't change for as long as you own your Contract.



- ASSET PROTECTION DEATH BENEFIT: This benefit is available if either you or your Annuitant are age 81 or older on the date we issue this Contract. The Death Benefit is the greatest of (i), (ii) or (iii):



   (i) Contract Value, or



   (ii) Contract Value plus 25% of Premium Payments adjusted for Surrenders (excluding Premium Payments we receive within 12 months of or after death) or Premium Payments adjusted for Surrenders, whichever is less; or



   (iii) Contract Value plus 25% of your Maximum Anniversary Value (excluding subsequent Premium Payments we receive within 12 months of or after death) or Maximum Anniversary Value, whichever is less.



STANDARD DEATH BENEFIT -- IF YOU ELECT THE HARTFORD'S LIFETIME INCOME BUILDER



- The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit: This benefit replaces the standard Premium Security Death Benefit if you elect The Hartford's Lifetime Income Builder. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date proof of death is received by us.



OPTIONAL DEATH BENEFIT -- AVAILABLE FOR AN ADDITIONAL DAILY CHARGE EQUAL TO 0.30% ANNUALLY



- MAV PLUS -- Subject to State variations, this optional Death Benefit may be added to the Contract if both you and your Annuitant are younger than age 76. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Standard Death Benefit and Maximum Anniversary Value or the Earnings Protection Benefit. See Sections 2, 5(c) & 5(d) for more information.



H. THINGS TO CONSIDER BEFORE YOU BUY A VARIABLE ANNUITY



You should work with a financial adviser that you trust (along with a family member or friend, if needed), read all sales and disclosure materials thoroughly, and ask questions to ensure that you understand what you are buying. Owning an annuity represents a long-term financial commitment that can offer real benefits. However, a variable annuity may not be right for everyone. BEFORE YOU INVEST, YOU SHOULD THEREFORE CONSIDER WHETHER, AMONG OTHER THINGS:



- Generally, If you have a long term investment horizon.



- You can afford to make the initial and any subsequent Premium Payments based on your other assets and income.



- You thoroughly understand how this product works and how charges may affect your investments.



- You are able to tolerate market fluctuations based on underlying Fund performance.



- You have a need for tax-deferral or a Death Benefit.



- Investing in a variable annuity through an IRA is the right investment decision even though a variable annuity will provide no additional tax advantages.



- If you are an older person, you may not necessarily have a need for long-term income, tax deferral or a Death Benefit.



- If you want to make frequent Sub-Account transfers, you should not invest in this variable annuity.



For more information about variable annuities, see http://www.nasd.com/web/idcplg?IdcService=SS_GET_PAGE&nodeId=1232

                                                                               5
HARTFORD LIFE INSURANCE COMPANY
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I. WILL MY INVESTMENT ADVISER BE PAID A COMMISSION OR RECEIVE ANY TYPE OF A
COMPENSATION FOR SELLING THIS VARIABLE ANNUITY? [see Section 7]



Yes. Upfront commissions paid by us will not be more than 7% of Premium Payments. Trail commissions will not be more than 1% of Contract Value. From time to time we may also pay or permit other promotional incentives, in cash or credit or other compensation. Check with your Registered Representative about specific compensation arrangements.

6
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


2. SYNOPSIS



THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR SURRENDER THE CONTRACT. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.



CONTRACT OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchases (as a percentage
  of Premium Payments)                               None
---------------------------------------------------------
Contingent Deferred Sales Charge (as a percentage
  of Premium Payments) (1)
    First Year (2)                                      7%
---------------------------------------------------------
    Second Year                                         6%
---------------------------------------------------------
    Third Year                                          5%
---------------------------------------------------------
    Fourth Year                                         4%
---------------------------------------------------------
    Fifth Year                                          0%
---------------------------------------------------------


(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount. We waive the Contingent Deferred Sales Charge on certain types of Surrenders. See the Contingent Deferred Sales Charge in the Charges and Fees Section of this prospectus.

(2) Length of time from each Premium Payment.

CONTRACT OWNER PERIODIC EXPENSES


THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS (EXCEPT AS NOTED) DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.



ANNUAL MAINTENANCE FEE (3)                                  $30
-----------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage
  of average daily Sub-Account Value)
    Mortality and Expense Risk Charge                      1.40%
-----------------------------------------------------------------
    Administrative Charge                                  0.20%
-----------------------------------------------------------------
    Total Separate Account Annual Expenses                 1.60%
-----------------------------------------------------------------
OPTIONAL CHARGES (as a percentage of average daily
  Sub-Account Value)
-----------------------------------------------------------------
    MAV Plus Death Benefit Charge (4)                      0.30%
-----------------------------------------------------------------
    The Hartford's Principal First Charge (5)(6)           0.75%
-----------------------------------------------------------------
    The Hartford's Principal First Preferred
     Charge (5)                                            0.20%
-----------------------------------------------------------------
    Total Separate Account Annual Expenses with
     optional charges (7)                                  2.65%
-----------------------------------------------------------------
OPTIONAL CHARGES (as a percentage of the Benefit
  Amount)
    The Hartford's Lifetime Income Builder (as a
     percentage of the Benefit Amount) (5)(6)(8)           0.75%
-----------------------------------------------------------------



(3) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.



(4) See "State Variations" under Section 7 for additional information.



(5) You may choose only one of the following: The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder.



(6) While the maximum charges for The Hartford's Lifetime Income Builder and The Hartford's Principal First are 0.75%, the current fees for these benefits are 0.40% and 0.50%, respectively. These fees may increase on or after the 5th anniversary of election. See sections 5(c) and 5(e) for additional information.



(7) Total Separate Account Annual Expenses with optional Separate Account based charges includes charges for the highest combination of optional charges. In addition to separate account benefit charges, you may also incur Benefit Amount based charges if you elect The Hartford's Lifetime Income Builder.



(8) The annual charge is deducted on each Contract Anniversary or upon Surrender. If you Surrender your Contract prior to your first Contract Anniversary from the initial offering of this rider, we reserve the right to waive the rider charge.

                                                                               7
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


THIS NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.



                                           Minimum    Maximum
--------------------------------------------------------------
Total Annual Fund Operating Expenses
(these are expenses that are deducted
from Fund assets,
including management fees, Rule 12b-1
distribution
and/or service fees, and other expenses)      0.43%      3.34%
--------------------------------------------------------------

8
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

EXAMPLE


THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THE EXAMPLE REFLECTS A DEDUCTION FOR ANY CONTINGENT DEFERRED SALES CHARGE, ANNUAL MAINTENANCE FEE, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES INCLUDING THE HIGHEST COMBINATION OF OPTIONAL CHARGES, AND THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLE DOES NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES. IF YOU DO NOT SELECT ALL OF THE OPTIONAL BENEFITS, YOUR EXPENSES WOULD BE LOWER THAN THOSE SHOWN IN THE EXAMPLE.



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLE, WE ASSUME A CONTRACT VALUE OF $40,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED. OUR AVERAGE CONTRACT VALUE IS $80,000, BUT WE USE A SMALLER CONTRACT VALUE SO THAT WE CAN SHOW YOU THE HIGHEST POSSIBLE DEDUCTIONS. THE EXAMPLE ASSUMES THE ANNUAL MAINTENANCE FEE WILL ALWAYS BE DEDUCTED IF THE CONTRACT IS SURRENDERED. IF YOUR CONTRACT VALUE IS $50,000 OR MORE, WE WAIVE THE ANNUAL MAINTENANCE FEE, SO THE EXAMPLE SHOWS CHARGES THAT ARE HIGHER THAN YOU WOULD HAVE TO PAY. WE CHANGE THE ANNUAL MAINTENANCE FEE FOR A $40,000 CONTRACT VALUE INTO A PERCENTAGE TO MORE EASILY CALCULATE THE CHARGES. THE PERCENTAGE WE USE IS 0.075%.


THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

(1) If you Surrender your Contract at the end of the applicable time period:


1 year                                              $1,285
----------------------------------------------------------
3 years                                             $2,303
----------------------------------------------------------
5 years                                             $3,034
----------------------------------------------------------
10 years                                            $5,887
----------------------------------------------------------


(2) If you annuitize at the end of the applicable time period:


1 year                                              $  614
----------------------------------------------------------
3 years                                             $1,835
----------------------------------------------------------
5 years                                             $3,026
----------------------------------------------------------
10 years                                            $5,880
----------------------------------------------------------


(3) If you do not Surrender your Contract:


1 year                                              $  622
----------------------------------------------------------
3 years                                             $1,842
----------------------------------------------------------
5 years                                             $3,034
----------------------------------------------------------
10 years                                            $5,887
----------------------------------------------------------


CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?" in Section 5. Please refer to Appendix V for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.

                                                                               9
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


3. GENERAL CONTRACT INFORMATION


HARTFORD LIFE INSURANCE COMPANY


Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States as well as the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.


THE SEPARATE ACCOUNT


The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on June 22, 1994 and is registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or us. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate
Account:


- Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.


- Is not subject to the liabilities arising out of any other business we may conduct. However, all obligations under the Contract are our general corporate obligations.



- Is not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.


- May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.


- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds without regard to our other income, gains or losses.


We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.


THE FUNDS



SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ASSET ALLOCATION    Wells Fargo Fund Management, LLC.,        Long-term total return, consistent with
  FUND SUB-ACCOUNT (formerly Wells Fargo  sub-advised by Wells Capital Management   reasonable risk
  Asset Allocation Fund Sub-Account)      Incorporated
  which purchases shares of the Wells
  Fargo Advantage Asset Allocation Fund
  of Wells Fargo Variable Trust Funds
----------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE C&B LARGE CAP       Wells Fargo Fund Management, LLC,         Maximum long-term total return,
  VALUE FUND SUB-ACCOUNT (formerly Wells  sub-advised by Cooke & Bieler, L.P.       consistent with minimizing risk of
  Fargo Equity Value Fund Sub-Account)                                              principal
  which purchases shares of the Wells
  Fargo Advantage C&B Large Cap Value
  Fund of Wells Fargo Variable Trust
  Funds
----------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE DISCOVERY FUND      Wells Fargo Fund Management, LLC,         Long-term capital appreciation
  SUB-ACCOUNT which purchases shares of   sub-advised by Wells Capital Management
  the Wells Fargo Advantage Discovery     Incorporated
  Fund of Wells Fargo Variable Trust
  Funds
----------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE EQUITY INCOME FUND  Wells Fargo Fund Management, LLC,         Long-term capital appreciation and
  SUB-ACCOUNT (formerly Wells Fargo       sub-advised by Wells Capital Management   above-average dividend income
  Equity Income Fund Sub-Account) which   Incorporated
  purchases shares of the Wells Fargo
  Advantage Equity Income Fund of Wells
  Fargo Variable Trust Funds
----------------------------------------------------------------------------------------------------------------------------

10
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE INTERNATIONAL CORE  Wells Fargo Fund Management, LLC,         Long-term capital appreciation
  FUND SUB-ACCOUNT (formerly Wells Fargo  sub-advised by New Star International
  International Equity Fund Sub-Account)  Managers Limited
  which purchases shares of the Wells
  Fargo Advantage International Core
  Fund of Wells Fargo Variable Trust
  Funds
----------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE LARGE COMPANY CORE  Wells Fargo Fund Management, LLC,         Total return comprised of long-term
  FUND SUB-ACCOUNT (formerly Wells Fargo  sub-advised by Matrix Asset Advisors,     capital appreciation
  Growth Fund Sub-Account) which          Inc.
  purchases shares of the Wells Fargo
  Advantage Large Company Core Fund of
  Wells Fargo Variable Trust Funds
----------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE LARGE COMPANY       Wells Fargo Fund Management, LLC,         Long-term capital appreciation
  GROWTH FUND SUB-ACCOUNT (formerly       sub-advised by Peregrine Capital
  Wells Fargo Large Company Growth Fund   Management, Inc., a wholly owned
  Sub-Account) which purchases shares of  subsidiary of Wells Fargo Bank the Wells Fargo Advantage Large
  Company Growth Fund of Wells Fargo
  Variable Trust Funds
----------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE MONEY MARKET FUND   Wells Fargo Fund Management, LLC,         Current income, while preserving capital
  SUB-ACCOUNT (formerly Wells Fargo       sub-advised by Wells Capital Management   and liquidity
  Money Market Fund Sub-Account) which    Incorporated
  purchases shares of the Wells Fargo
  Advantage Money Market Fund of Wells
  Fargo Variable Trust Funds
----------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE MULTI CAP VALUE     Wells Fargo Fund Management, LLC,         Long-term capital appreciation
  FUND SUB-ACCOUNT which purchases        sub-advised by Wells Capital Management
  shares of the Wells Fargo Advantage     Incorporated
  Multi Cap Value Fund of Wells Fargo
  Variable Trust Funds
----------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE OPPORTUNITY FUND    Wells Fargo Fund Management, LLC,         Long-term capital appreciation
  SUB-ACCOUNT which purchases shares of   sub-advised by Wells Capital Management
  the Wells Fargo Advantage Opportunity   Incorporated
  Fund of Wells Fargo Variable Trust
  Funds
----------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE SMALL CAP GROWTH    Wells Fargo Fund Management, LLC,         Long-term capital appreciation
  FUND SUB-ACCOUNT (formerly Wells Fargo  sub-advised by Wells Capital Management
  Small Cap Growth Fund Sub-Account)      Incorporated
  which purchases shares of the Wells
  Fargo Advantage Small Cap Growth Fund
  of Wells Fargo Variable Trust Funds
----------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE TOTAL RETURN BOND   Wells Fargo Fund Management, LLC,         Total return consisting of income and
  FUND SUB-ACCOUNT (formerly Wells Fargo  sub-advised by Wells Capital Management   capital appreciation
  Total Return Bond Fund Sub-Account)     Incorporated
  which purchases shares of the Wells
  Fargo Advantage Total Return Bond Fund
  of Wells Fargo Variable Trust Funds
----------------------------------------------------------------------------------------------------------------------------

                                                                              11
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ASSET ALLOCATION    Wells Fargo Fund Management, LLC.,        Long-term total return, consistent with
  FUND SUB-ACCOUNT (formerly Wells Fargo  sub-advised by Wells Capital Management   reasonable risk
  Asset Allocation Fund Sub-Account)      Incorporated
  which purchases shares of the Wells
  Fargo Advantage Asset Allocation Fund
  of Wells Fargo Variable Trust Funds
----------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE C&B LARGE CAP       Wells Fargo Fund Management, LLC,         Maximum long-term total return,
  VALUE FUND SUB-ACCOUNT (formerly Wells  sub-advised by Cooke & Bieler, L.P.       consistent with minimizing risk of
  Fargo Equity Value Fund Sub-Account)                                              principal
  which purchases shares of the Wells
  Fargo Advantage C&B Large Cap Value
  Fund of Wells Fargo Variable Trust
  Funds
----------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE DISCOVERY FUND      Wells Fargo Fund Management, LLC,         Long-term capital appreciation
  SUB-ACCOUNT which purchases shares of   sub-advised by Wells Capital Management
  the Wells Fargo Advantage Discovery     Incorporated
  Fund of Wells Fargo Variable Trust
  Funds
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP BALANCED WEALTH      Alliance Capital Management, L.P.         The highest total return consistent with
  STRATEGY PORTFOLIO SUB-ACCOUNT which                                              Alliance's determination of reasonable
  purchases Class B shares of the                                                   risk
  Balanced Wealth Strategy Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP GLOBAL RESEARCH      Alliance Capital Management, L.P.         Long-term growth of capital
  GROWTH PORTFOLIO SUB-ACCOUNT which
  purchases Class B shares of the
  Global Research Growth Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP INTERNATIONAL VALUE  Alliance Capital Management, L.P.         Long-term growth of capital
  PORTFOLIO SUB-ACCOUNT which purchases
  Class B shares of the International
  Value Portfolio of AllianceBernstein
  Variable Products Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP SMALL/MID CAP VALUE  Alliance Capital Management, L.P.         Long-term growth of capital
  PORTFOLIO SUB-ACCOUNT which purchases
  Class B shares of the Small/ Mid Cap
  Value Portfolio of AllianceBernstein
  Variable Products Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP VALUE PORTFOLIO      Alliance Capital Management, L.P.         Long-term growth of capital
  SUB-ACCOUNT which purchases Class B
  shares of the Value Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Long-term capital appreciation
  CONTRAFUND-REGISTERED TRADEMARK- SUB-
  ACCOUNT which purchases Service
  Class 2 shares of Fidelity VIP
  Contrafund-Registered Trademark-
  Portfolio of Fidelity Variable
  Insurance Products
----------------------------------------------------------------------------------------------------------------------------

12
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Income
  EQUITY-INCOME SUB-ACCOUNT which
  purchases Service Class 2 shares of
  Fidelity VIP Equity-Income Portfolio
  of Fidelity Variable Insurance
  Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Capital appreciation
  GROWTH SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity
  VIP Growth Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP MID    Fidelity Management & Research Company    Long-term growth
  CAP SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity
  VIP Mid Cap Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP VALUE  Fidelity Management & Research Company    Capital appreciation
  STRATEGIES SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity VIP
  Value Strategies Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND SUB-ACCOUNT    HL Investment Advisors, LLC., a Hartford  Long-term total return
  which purchases Class IA shares of      subsidiary, sub-advised by Wellington
  Hartford Advisers HLS Fund of Hartford  Management Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND      HL Investment Advisors, LLC., sub-        Growth of capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Disciplined Equity   Company, LLP.
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND     HL Investment Advisors, LLC., sub-        High level of current income consistent
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          with growth of capital
  shares of Hartford Dividend and Growth  Company, LLP.
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD EQUITY INCOME HLS FUND           HL Investment Advisors, LLC., sub-        High level of current income consistent
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          with growth of capital
  shares of Hartford Equity Income HLS    Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD FOCUS HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term capital appreciation
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Focus HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL ADVISORS HLS FUND         HL Investment Advisors, LLC., sub-        Maximum long-term total rate of return
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Global Advisors HLS  Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND          HL Investment Advisors, LLC., sub-        Growth of capital growth
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Global Leaders HLS   Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

                                                                              13
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH HLS FUND SUB-ACCOUNT      HL Investment Advisors, LLC., sub-        Long-term capital appreciation
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Growth HLS Fund of Hartford    Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND    HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford Growth               Company, LLP.
  Opportunities HLS Fund of Hartford HLS
  Series Fund II, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND SUB-         HL Investment Advisors, LLC., sub-        High current income. Growth of capital
  ACCOUNT which purchases Class IA        advised by Hartford Investment            is a secondary objective
  shares of Hartford High Yield HLS Fund  Management Company, a Hartford
  of Hartford Series Fund, Inc.           subsidiary
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Match performance of publicly traded
  which purchases Class IA shares of      advised by Hartford Investment            common stocks
  Hartford Index HLS Fund of Hartford     Management Company
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL CAPITAL            HL Investment Advisors, LLC., sub-        Capital appreciation
  APPRECIATION HLS FUND SUB-ACCOUNT       advised by Wellington Management
  which purchases Class IA shares of      Company, LLP.
  Hartford International Capital
  Appreciation HLS Fund of Hartford
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS  HL Investment Advisors, LLC., sub-        Growth of capital
  FUND SUB-ACCOUNT which purchases        advised by Wellington Management
  Class IA shares of Hartford             Company, LLP.
  International Opportunities HLS Fund
  of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY HLS  HL Investment Advisors, LLC., sub-        Capital appreciation
  FUND SUB-ACCOUNT which purchases        advised by Wellington Management
  Class IA shares of Hartford             Company, LLP.
  International Small Company HLS Fund
  of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND            HL Investment Advisors, LLC., sub-        Maximum current income consistent with
  SUB-ACCOUNT which purchases Class IA    advised by Hartford Investment            liquidity and preservation of capital
  shares of Hartford Money Market HLS     Management Company
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND     HL Investment Advisors, LLC., sub-        Maximum current income consistent with
  SUB-ACCOUNT which purchases Class IA    advised by Hartford Investment            safety of principal and maintenance of
  shares of Hartford Mortgage Securities  Management Company                        liquidity
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND         HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford SmallCap Growth HLS  Company, LLP.
  Fund of Hartford HLS Series Fund II,
  Inc.
----------------------------------------------------------------------------------------------------------------------------

14
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term growth of capital, with income
  which purchases Class IA shares of      advised by Wellington Management          as a secondary consideration
  Hartford Stock HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORDTOTAL RETURN BOND HLS FUND        HL Investment Advisors, LLC., sub-        Competitive total return, with income as
  SUB-ACCOUNT (formerly Hartford Bond     advised by Hartford Investment            a secondary objective
  HLS Fund Sub-Account) which purchases   Management Company
  Class IA shares of Hartford Total
  Return Bond HLS Fund of Hartford
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES HLS   HL Investment Advisors, LLC., sub-        Maximum total return while providing
  FUND SUB-ACCOUNT which purchases        advised by Hartford Investment            high level of current income
  Class IA shares of Hartford U.S.        Management Company
  Government Securities HLS Fund of
  Hartford HLS Series Fund II, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD VALUE HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term total return
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Value HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND     HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford Value Opportunities  Company, LLP.
  HLS Fund of Hartford HLS Series Fund
  II, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT ALL VALUE PORTFOLIO SUB-      Lord Abbett & Co. LLC                     Long-term growth of capital and income
  ACCOUNT which purchases Class VC
  shares of the Lord Abbett All Value
  Portfolio of the Lord Abbett Series
  Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO     Lord Abbett & Co. LLC                     Current income and capital appreciation
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett America's
  Value Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT BOND-DEBENTURE PORTFOLIO      Lord Abbett & Co. LLC                     Current income and capital appreciation
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett
  Bond-Debenture Portfolio of the Lord
  Abbett Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO   Lord Abbett & Co. LLC                     Long-term growth of capital and income
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett Growth and
  Income Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT LARGE-CAP CORE PORTFOLIO      Lord Abbett & Co. LLC                     Growth and Income
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett Large-Cap
  Core Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

                                                                              15
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER AGGRESSIVE GROWTH FUND        OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Aggressive
  Growth Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND     OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Capital
  Appreciation Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND        OppenheimerFunds, Inc.                    Long-term capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Global
  Securities Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND SUB-         OppenheimerFunds, Inc.                    Total return
  ACCOUNT which purchases Service Shares
  of Oppenheimer Main Street
  Fund-Registered Trademark-/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND    OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Main Street
  Small Cap Fund-Registered
  Trademark-/VA
----------------------------------------------------------------------------------------------------------------------------
PUTNAM DIVERSIFIED INCOME SUB-ACCOUNT     Putnam Investment Management, LLC.        Current income
  which purchases Class IB shares of
  Putnam VT Diversified Income Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM GLOBAL ASSET ALLOCATION SUB-       Putnam Investment Management, LLC.        Long-term total return
  ACCOUNT which purchases Class IB
  shares of Putnam VT Global Asset
  Allocation Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM GROWTH AND INCOME SUB-ACCOUNT      Putnam Investment Management, LLC.        Capital growth and current income
  which purchases Class IB shares of
  Putnam VT Growth and Income Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM INTERNATIONAL EQUITY SUB-ACCOUNT   Putnam Investment Management, LLC.        Capital appreciation
  which purchases Class IB shares of
  Putnam VT International Equity Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM INVESTORS SUB-ACCOUNT which        Putnam Investment Management, LLC.        Long-term growth of capital and income
  purchases Class IB shares of Putnam VT
  Investors Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM NEW VALUE SUB-ACCOUNT which        Putnam Investment Management, LLC.        Long-term capital appreciation
  purchases Class IB shares of Putnam VT
  New Value Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM SMALL CAP VALUE SUB-ACCOUNT which  Putnam Investment Management, LLC.        Capital appreciation
  purchases Class IB shares of Putnam
  VT Small Cap Value Fund of Putnam
  Variable Trust
----------------------------------------------------------------------------------------------------------------------------

16
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
PUTNAM THE GEORGE PUTNAM FUND OF BOSTON   Putnam Investment Management, LLC.        Balanced growth and income
  SUB-ACCOUNT which purchases Class IB
  shares of Putnam VT The George Putnam
  Fund of Boston of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM VISTA SUB-ACCOUNT which purchases  Putnam Investment Management, LLC.        Capital appreciation
  Class IB shares of Putnam VT Vista
  Fund of Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM VOYAGER SUB-ACCOUNT which          Putnam Investment Management, LLC.        Capital appreciation
  purchases Class IB shares of Putnam VT
  Voyager Fund of Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT COMSTOCK SUB-ACCOUNT       Van Kampen Asset Management               Capital growth and income
  which purchases Class II shares of
  Comstock Portfolio of the Van Kampen
  Life Investment Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT GROWTH AND INCOME          Van Kampen Asset Management               Long-term growth of capital and income
  SUB-ACCOUNT which purchases Class II
  shares of Growth and Income Portfolio
  of the Van Kampen Life Investment
  Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF EMERGING MARKETS EQUITY    Morgan Stanley Investment Management      Long-term capital appreciation
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of Emerging Markets Equity
  Portfolio of The Universal
  Institutional Funds, Inc.
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH             Morgan Stanley Investment Management      Long-term capital growth
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of Mid Cap Growth Portfolio of
  The Universal Institutional
  Funds, Inc.
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. MID CAP VALUE         Morgan Stanley Investment Management      Total return
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of U.S. Mid Cap Value Portfolio
  of The Universal Institutional Funds,
  Inc.
----------------------------------------------------------------------------------------------------------------------------



Each Fund has varying degrees of risk depending on their portfolio. Funds are also subject to separate fees and expenses such as portfolio management, distribution fees and operating expenses that affect investment returns. PLEASE CONTACT US TO OBTAIN A COPY OF THE PROSPECTUSES FOR EACH FUND. YOU SHOULD READ THESE PROSPECTUSES CAREFULLY BEFORE INVESTING.



We do not guarantee the investment results of any of the underlying Funds.



The Funds may not be available in all states.



Mixed and Shared Funding -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding.



Certain underlying Fund shares may also be sold to "Qualified Plans" pursuant to an exemptive order and applicable tax laws. If recognized for federal income tax purposes, the ownership of these shares by nonqualified plans could cause affected Funds to fail the diversification requirements under Section 817 of the Code, which in turn could have adverse consequences for variable life and annuity owners invested in that Fund. Under the Code, these adverse consequences may be the responsibility


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                                                                              17
HARTFORD LIFE INSURANCE COMPANY
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(i) in the first instance, of the affected Owners, and (ii) secondarily, of us as the issuer of the Contracts, pursuant to our reporting and withholding obligations.


VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

- Arrange for the handling and tallying of proxies received from Contract
  Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.


SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We may, subject to any applicable law, make certain changes the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. We may liquidate one or more Sub-Accounts if the board of directors of any underlying Fund determines that such actions are prudent.



We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.


In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.


ADMINISTRATIVE AND DISTRIBUTION SERVICES -- We or our affiliates have entered into agreements with the investment advisers or distributors of the Funds. Under the terms of these agreements, we or our affiliates provide administrative and distribution related services and the Funds pay fees to us or our affiliates that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees paid under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the 1940 Act.



FIXED ACCUMULATION FEATURE



THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE 1933 ACT AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.



Premium Payments and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.



We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a rate that meets your State's minimum requirements. We may change the minimum guaranteed interest rate subject only to applicable State insurance law. We may credit interest at a rate in excess of the minimum guaranteed interest rate. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors.



We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis. The Fixed Accumulation Feature interest rates may vary by State.



ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR.


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18
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


From time to time, we may credit increased interest rates under certain programs established in our sole discretion.



We may restrict your ability to allocate Contract Values or Premium Payments to the Fixed Accumulation Feature at any time in our sole discretion. We may close the Fixed Accumulation Feature to new Premium Payments or transfers of existing Contract Value. We may also make the Fixed Accumulation Feature available only through enrollment in a program that we establish.



4. PERFORMANCE RELATED INFORMATION


The Separate Account may advertise certain performance related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated since the date of the Sub-Account's inception for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure includes the recurring charges at the Separate Account level including the Annual Maintenance Fee.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level including the Annual Maintenance Fee.


We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.



5. THE CONTRACT



A. PURCHASES AND CONTRACT VALUE


WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

- Individual Retirement Annuities adopted according to Section 408 of the Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.


If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle

                                                                              19
HARTFORD LIFE INSURANCE COMPANY
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used within an IRA or other qualified plan receives tax deferred treatment under the Code.


HOW DO I PURCHASE A CONTRACT?


You may purchase a Contract by completing and submitting an application or an order request along with an initial Premium Payment. Additional Premium Payments are also subject to minimum and maximum thresholds discussed in the Highlights Section.



You and your Annuitant must not be older than the maximum age as described in the Highlights or State Variation Sections on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf.


HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?


Your initial Premium Payment will be invested within two Valuation Days of our actual receipt at our Administrative Offices of a properly completed application or an order request and the Premium Payment in good order. If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.



If the request or other information accompanying the initial Premium Payment is incomplete or not in good order when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.


CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information, including a signature guarantee, before we can cancel your Contract.


Unless otherwise required by state law, we will pay you your Contract Value on the day we receive your request to cancel. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Sub-Accounts. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. We do not refund any fees or charges deducted during this period. In certain states, we are required to return your Premium Payment if you decide to cancel your contract.


HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?


The Contract Value is the sum of the value of the Fixed Accumulation Feature and all Sub-Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the underlying Funds.


When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; divided by

- The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

- Contract charges including the daily deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, adjusted for the number of days in the period.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?


You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.


WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the underlying Funds available in your Contract.


You may transfer from one Sub-Account to another before and after the Annuity Commencement Date. Your transfer request


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20
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

will be processed on the day that it is received as long as it is received in good order on a Valuation Day before the end of any Valuation Day. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


WHAT HAPPENS WHEN I REQUEST A SUB-ACCOUNT TRANSFER?


When you request a Sub-Account transfer, we sell shares of the underlying Fund that makes up the Sub-Account you are transferring from and buy shares of the underlying Fund that makes up the Sub-Account you want to transfer into.



Each day, many Contract Owners request Sub-Account transfers. Some request transfers into a particular Sub-Account, and others request transfers out of a particular Sub-Account. In addition, each day some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Sub-Account's underlying Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determines how many shares of that Sub-Account's underlying Fund Hartford would need to buy to satisfy all Contract Owners' "transfer-in" requests.



In addition, many of the underlying Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, group funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in transactions similar to the Sub-Account transfers described for variable annuity Contract Owners.



We take advantage of our size and available technology to combine sales of a particular underlying Fund for all the variable annuities, variable life insurance policies, retirement plans, group funding agreements or other products offered by us or our affiliates. We also combine all the purchases of that particular underlying Fund for all the products we offer. We then "net" those trades. This means that we sometimes reallocate shares of an underlying Fund within our accounts rather than buy new shares or sell shares of the underlying Fund.


For example, if we combine all transfer-out requests and Surrenders of the Hartford Stock HLS Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to purchase or transfer-in an amount equal to $300,000 of that Fund, then we would send a sell order to the underlying Fund for $700,000, which is a $1 million sell order minus the purchase order of $300,000.


WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

You should be aware that there are several important restrictions on your ability to make a Sub-Account transfer.


FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER EACH DAY. We limit each Contract Owner to one Sub-Account Transfer each day. We count all Sub-Account transfer activity that occurs on any one day as one Sub-Account transfer, except you cannot transfer the same Contract Value more than once a day.


For example, if the only transfer you make on a day is a transfer of $10,000 from the Hartford Money Market HLS Fund Sub-Account into another Sub-Account, it would count as one Sub-Account transfer. If, however, on a single day you transfer $10,000 out of the Hartford Money Market HLS Fund Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Likewise, if on a single day you transferred $10,000 out of the Hartford Money Market HLS Fund Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Conversely, if you have $10,000 in Contract Value distributed among 10 different Sub-Accounts and you request to transfer the Contract Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

However, you cannot transfer the same Contract Value more than once in one day. That means if you have $10,000 in the Hartford Money Market HLS Fund Sub-Account and you transfer all $10,000 into the Hartford Stock HLS Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Hartford Stock HLS Fund Sub-Account into another Sub-Account.


SECOND, WE HAVE IMPLEMENTED POLICIES DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, we do not want you to purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or engaging in frequent Sub-Account transfers in order to exploit inefficiencies in the pricing of the underlying Fund.



We attempt to curb frequent transfers in the following ways:


X  20 Transfer Rule;

X  Abusive Transfer Policy.


THE 20 TRANSFER RULE -- We employ the "20 Transfer Rule" to help curb frequent Sub-Account transfers. Under this policy, you are allowed to submit a total of 20 Sub-Account transfer requests each Contract Year for each Contract by any of the following methods: U.S. Mail, Voice Response Unit, Internet or telephone. Once these 20 Sub-Account transfers have been requested, you may submit any additional Sub-Account transfer requests only in writing by U.S. Mail or overnight delivery service. Transfer requests by telephone, voice recording unit, via the


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                                                                              21
HARTFORD LIFE INSURANCE COMPANY
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internet or sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it in good order.


We actively monitor Contract Owner's compliance with this policy. Our computer system will automatically send you a letter after your 10th Sub-Account transfer to remind you of our Sub-Account transfer policy. After your 20th transfer request, the computer system will not allow you to do another Sub-Account transfer by telephone, voice recording unit or via the internet. You will be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

Each Contract Anniversary, we reset your transfers to allow 20 new Sub-Account transfers by any means.


We may make changes to this policy at any time.


ABUSIVE TRANSFER POLICY -- Regardless of the number of Sub-Account transfers you have done under the 20 Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy, which is designed to respond to market timing activity observed by the underlying Funds.

Under the Abusive Transfer Policy, we rely on the underlying Funds to identify a pattern or frequency of Sub-Account transfers that the underlying Fund wants us to investigate. Most often, the underlying Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once an underlying Fund contacts us, we run a report that identifies all Contract Owners who transferred in or out of that underlying Fund's Sub-Account on the day or days identified by the underlying Fund. We then review the Contracts on that list to determine whether transfer activity of each identified Contract violates our written Abusive Transfer Policy. We don't reveal the precise details of this policy to make it more difficult for abusive traders to adjust their behavior to escape detection under this procedure. We can tell you that we consider some or all of the following factors in our review:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;


- the number of transfers completed in the current calendar quarter;



- whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies; or



- the policies and procedures of a potentially affected underlying Fund regarding frequent trading.


If you meet the criteria established in our Abusive Transfer Policy, we will terminate your Sub-Account transfer privileges until your next Contract Anniversary, at which point your transfer privileges will be reinstated.


Since we combine all the purchases of a particular underlying Fund for all the products through net trades, the underlying Fund is unable to identify transfers of any specific Contract owner. As a result, there is the risk that the underlying Fund may not be able to identify abusive transfers.



Upon request by an underlying Fund, and subject to applicable law, we may provide the underlying Fund with the Tax Identification Number, and other identifying information contained in our records, of Contract Owners that engaged in Sub-Account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying Fund.



THIRD PARTY TRANSFER SERVICE AGREEMENTS -- In the past, Contract Owners that made an initial Premium Payment of $1 million or more, or who were acting on behalf of multiple Contract Owners with aggregate Contract values of $2 million or more, were required to sign a separate agreement with us that included additional restrictions on their ability to request Sub-Account transfers. We do not currently require Contract Owners or others to sign these agreements. However, if we believe that these agreements may help curb frequent transfers, or for any other reason, we may, without notice, begin requiring these agreements again. In the event such separate agreements are required, the terms and conditions of these agreements may vary from one agreement to the next but all of these agreements, without exception, would be more restrictive than our regular policies that restrict excessive Sub-Account transfers.


ARE THERE ANY EXCEPTIONS TO THESE POLICIES?


INDIVIDUAL EXCEPTIONS. Except for the exceptions listed below, we do not make any exceptions to our policies restricting frequent trading. This means that if you request to be excused from any of the policies and to be permitted to engage in a Sub-Account transfer that would violate any of these policies, we will refuse your request.



SOME ESTABLISHED EXCEPTIONS. You should be aware, however, that the 20 Transfer Rule and the Abusive Transfer Policy do not apply to all Contract Owners and do not apply in all circumstances, which we describe here:



- The 20 Transfer Rule and the Abusive Transfer Policy do not apply to certain Contracts serviced by Windsor Securities, Inc., a registered broker-dealer firm, that sued us in the 1990's for a variety of issues, including our attempt to limit its Contract Owners' Sub-Account transfers. As a result of the settlement of this litigation, these Contract Owners have different Sub-Account transfer restrictions. With respect to these Contract Owners, we currently only have the ability to restrict transfers into certain underlying Funds and to limit the total Contract Value invested in any one underlying Fund. As of December 31, 2004, the total Contract Value for this group of Contracts was approximately $115 million dollars.



- The 20 Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of an established asset allocation program or asset rebalancing program that rebalances a Contract Owner's holdings on a periodic, pre-established


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22
                                                 HARTFORD LIFE INSURANCE COMPANY
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  basis according to the prior written instructions of the Contract Owner or as part of a DCA program, including the DCA Plus program. That means that transfers that occur under these programs are not counted toward the 20 transfers allowed under the 20 Transfer Rule. We do not apply the 20 Transfer Rule to programs, like asset rebalancing, asset allocation and DCA programs, that allow Sub-Account transfers on a regularly scheduled basis because the underlying Funds expect these transfers and they usually do not represent the type of Sub-Account transfers that the underlying Funds find problematic.


Other than these exceptions, the only other exceptions to the 20 Transfer Rule impose more restrictive limitations than the 20 Transfer Rule. For example, in Oregon, we have the contractual right to limit Sub-Account transfers to only one Sub-Account transfer every 30 days and to require that the transfer request be sent in writing. We currently do not enforce this right, but should we choose to do so, it would be an exception to the 20 Transfer Rule. There are also some Third Party Transfer Service Agreements that are customized for certain brokers that contain transfer limitations that are also more restrictive than the 20 Transfer Rule.


POSSIBILITY OF UNDETECTED FREQUENT TRADING IN THE UNDERLYING FUNDS. In addition to the exceptions we have just described, you should also be aware that there may be frequent trading in the underlying Funds that we are not able to detect and prevent, which we describe here:



- There is a variable annuity that we offer that has no Contingent Deferred Sales Charge. We are aware that frequent traders have used this annuity in the past to engage in frequent Sub-Account transfers that do not violate the precise terms of the 20 Transfer Rule. We believe that we have addressed this practice by closing all the international and global funds available in the annuity. However, we cannot always tell if there is frequent trading in this product.



- These policies apply only to individuals and entities that own this Contract and any subsequent or more recent versions of this Contract. However, the underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all. Many of the group variable annuities or group funding agreements are offered to retirement plans, and plan sponsors administer their plan according to Plan documents. If these retirement plan documents have no restrictions on Sub-Account transfers, then we cannot apply the 20 Transfer Rule and may not be able to apply any other restriction on transfers. We have been working with plan sponsors and plan administrators to ensure that any frequent transfer activity is identified and deterred. We have had only limited success in this area. Frequent transfers by individuals or entities that occur in other investment or retirement products provided by us could have the same abusive affect as frequent Sub-Account transfers done by other Contract Owners.


HOW AM I AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS? Frequent Sub-Account transfers often result in frequent purchases and redemptions of shares of the underlying Fund. Frequent purchases and redemptions of the shares of the underlying Funds may increase your costs under this Contract and may also lower your Contract's overall performance. Your costs may increase because the underlying Fund will pass on any increase in fees related to the frequent purchase and redemption of the underlying Fund's stocks. There would also be administrative costs associated with these transactions.

Frequent transfers may also cause an underlying Fund to hold more cash than the underlying Fund would like to hold. A large cash position means that the underlying Fund will not be fully invested and may miss a rise in value of the securities that the Fund would have purchased. If the underlying Fund chooses not to hold a larger cash position, then it may have to sell securities that it would have otherwise like to have kept, in order to meet its redemption obligations. Both of these measures could result in lower performance of the underlying Fund, which in turn would result in lower overall performance of your Contract.

Because frequent transfers may raise the costs associated with this Contract and lower performance, the effect may be a lower Death Benefit paid to your Beneficiary or lower annuity payouts for your Payee.

WHAT IF A PROSPECTUS FOR THE UNDERLYING FUNDS HAS DIFFERENT POLICIES AND PROCEDURES REGARDING FREQUENT TRADING?


While the prospectuses for the underlying Funds may describe policies and procedures regarding frequent trading that may be different from those described in this variable annuity prospectus, the policies and procedures described in this variable annuity prospectus control how we administer Sub-Account transfers.



We will continue to monitor transfer activity and we may modify these restrictions at any time.


FIXED ACCUMULATION FEATURE TRANSFERS -- During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%).

FIXED ACCUMULATION FEATURE TRANSFER RESTRICTIONS -- Each Contract Year you may transfer the greater of:

- 30% of the greatest Contract Value in the Fixed Accumulation Feature as of any Contract Anniversary or the Contract issue date. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. The 30% does not include Contract Value in any DCA Plus Program; or

- An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.

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We apply these restrictions to all transfers from the Fixed Accumulation
Feature, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.

You must wait 6 months after your most recent transfer from the Fixed Accumulation Feature before moving Sub-Account Values back to the Fixed Accumulation Feature. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


TELEPHONE AND INTERNET TRANSFERS -- You can make transfers by contacting us.



Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of any Valuation Day on the next Valuation Day.



Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the end of any Valuation Day. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.


We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of any Valuation Day on the day you made the transfer request.



We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.


POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.


B. CHARGES AND FEES



Specific charges and fees are described in the Highlights Section.


THE CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.


We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.



SURRENDER ORDER -- During the Contract Years when a Contingent Deferred Sales Charge applies to the initial Premium Payment, all Surrenders in excess of the Annual Withdrawal Amount will be taken first from Premium Payments, then from earnings. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.



Thereafter, Surrenders in excess of the Annual Withdrawal Amount are requested while a Contingent Deferred Sales Charge continues to be applicable, then such surrenders will be taken first from earnings and then from Premium Payments on a first-in-first-out basis. Only Premium Payments invested for less than the requisite holding period are subject to a Contingent Deferred Sales Charge.


THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:


- Annual Withdrawal Amount -- During the Contract Years when a Contingent Deferred Sales Charge applies, you may take partial Surrenders up to 10% of the total Premium Payments subject to a Contingent Deferred Sales Charge. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for Contracts issued to a Charitable Remainder Trust.


- If you are a patient in a certified long-term care facility or other eligible facility -- We will waive any Contingent Deferred Sales Charge for a partial or full Surrender if you, the

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  joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

X facility recognized as a general hospital by the proper authority of the state in which it is located;

X facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals;

X  facility certified as a hospital or long-term care facility; or

X nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

For this waiver to apply, you must:

- have owned the Contract continuously since it was issued,

- provide written proof of your eligibility satisfactory to us, and

- request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.

This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any Contingent Deferred Sales Charge applicable to any Premium Payments made while you are in an eligible facility or nursing home.

This waiver may not be available in all states.


- Upon death of the Annuitant or any Contract Owners -- No Contingent Deferred Sales Charge will be deducted if the Annuitant or any Contract Owner dies.


- Upon Annuitization -- The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. However, we will charge a Contingent Deferred Sales Charge if the Contract is Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

- For The Hartford's Principal First Benefit Payments -- If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

- For The Hartford's Principal First Preferred Benefit Payments -- If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


- For The Hartford's Lifetime Income Builder Payments -- If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


- For Required Minimum Distributions -- This allows Annuitants who are age
  70 1/2 or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

- For substantially equal periodic payments -- We will waive the Contingent Deferred Sales Charge if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.

- Upon cancellation during the Right to Cancel Period -- No Contingent Deferred Sales Charge will be deducted if you cancel your Contract during the Right to Cancel Period.

MORTALITY AND EXPENSE RISK CHARGE


For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate specified above. This charge is deductible from your Sub-Account Value.


The Mortality and Expense Risk Charge is broken into charges for mortality risks and for an expense risk:

- Mortality Risk -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- Expense Risk -- We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The Mortality and Expense Risk Charge enables us to keep our commitments and

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HARTFORD LIFE INSURANCE COMPANY
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to pay you as planned. If the Mortality and Expense Risk Charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the Mortality and Expense Risk charge exceeds these costs, we keep the excess as profit. We may use these profits for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from the Mortality and Expense Risk Charge.

ANNUAL MAINTENANCE FEE


The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.


WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.

ADMINISTRATIVE CHARGE


For administration, we apply a daily charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.


PREMIUM TAXES

We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 1% in Puerto Rico.

CHARGES AGAINST THE FUNDS


ANNUAL FUND OPERATING EXPENSES -- The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses.


CHARGES FOR OPTIONAL BENEFITS


- MAV Plus or MAV/EPB Death Benefit Charge -- You may elect an optional Death Benefit called "MAV Plus Death Benefit" or "MAV Death Benefit" depending on state availability for an additional charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. You may only elect this benefit at the time you purchase your Contract.



- The Hartford's Principal First Charge -- The Hartford's Principal First is an option that can be elected at an additional charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.



- The Hartford's Principal First Preferred Charge -- The Hartford's Principal First Preferred is an option that can be elected for an additional annual charge. We will deduct the charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts or when you cancel it.



Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.



- The Hartford's Lifetime Income Builder Charge -- The Hartford's Lifetime Income Builder is an option that can be elected at an additional charge based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make annuity payouts. This charge is not applied to the DCA Plus feature. The rider charge may be limited on Fixed Accounts based on state specific regulations.



  We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase The Hartford's Lifetime Income Builder charge on any Contract Anniversary, you will receive advance notice of the increase and will be given the opportunity to suspend the charge increase. If you suspend The Hartford's Lifetime Income Builder charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that


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  automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may re-start automatic Benefit Amount increases at the charge in effect since your most recent notification. In the case of a Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number days since the last charge was assessed, divided by 365.


REDUCED FEES AND CHARGES

We may offer, in our discretion, reduced fees and charges including, but not limited to Contingent Deferred Sales Charges, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.


C. THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S PRINCIPAL FIRST PREFERRED


ELECTING THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S PRINCIPAL FIRST PREFERRED


You may elect either The Hartford's Principal First or The Hartford's Principal First Preferred. This means if you elect The Hartford's Principal First you will never be able to elect The Hartford's Principal First Preferred. Likewise, if you elect The Hartford's Principal First Preferred you will never be able to elect The Hartford's Principal First. For qualified Contracts, The Hartford's Principal First cannot be elected if the Contract Owner or Annuitant is age 81 or older. The Hartford's Principal First Preferred cannot be elected if the Contract Owner or Annuitant is age 71 or older.


Once you elect The Hartford's Principal First you cannot cancel it and we will continue to deduct The Hartford's Principal First Charge until we begin to make Annuity Payouts.

You may cancel The Hartford's Principal First Preferred any time after the 5th Contract Year or the 5th anniversary of the date you added The Hartford's Principal First Preferred to your Contract. If you cancel The Hartford's Principal First Preferred, all Benefit Payments and charges for The Hartford's Principal First Preferred will terminate. Once The Hartford's Principal First Preferred is cancelled it cannot be reinstated.

OVERVIEW

The Hartford's Principal First and The Hartford's Principal First Preferred are optional benefits that, if elected, are intended to protect the amount of your investment from poor market performance. The amount of your investment that is protected from poor market performance will be different depending on when you elect your optional benefit. The amount that is protected is your "Benefit Amount." In other words, The Hartford's Principal First and The Hartford's Principal First Preferred operate as a guarantee of the Benefit Amount that you can access through a series of payments.

DETERMINING YOUR BENEFIT AMOUNT


The initial Benefit Amount for both The Hartford's Principal First and The Hartford's Principal First Preferred depends on when you elect your optional benefit. If you elect your optional benefit when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. If you elect your optional benefit at a later date, your Contract Value, on the date it is added to your Contract, is equal to the initial Benefit Amount.



- Your Benefit Amount can never be more than $5 million.


- Your Benefit Amount is reduced as you take withdrawals.


Once the initial Benefit Amount has been determined, we calculate the maximum guaranteed payment that may be made each year ("Benefit Payment").



The Benefit Payment is 7% or 5% of your Benefit Amount for The Hartford's Principal First and The Hartford's Principal First Preferred, respectively.


BENEFIT PAYMENTS

Benefit Payments are non-cumulative, which means your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, for The Hartford's Principal First Preferred if you do not take 5% one year, you may not take more than 5% the next year.


If you elect your optional benefit when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you establish your optional benefit any time after you purchase your Contract, we count one year as the time between the date we added the optional benefit to your Contract and your next Contract Anniversary, which could be less than a year.


The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.


Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.


If you Surrender more than the Benefit Payment out of your Contract in any one year we will recalculate the Benefit Amount. Any time we re-calculate your Benefit Amount or your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

If, in one year, your Surrenders total more than your Benefit Payment out of your Contract we will re-calculate your Benefit Amount and your Benefit Payment may be lower in the future. We recalculate your Benefit Amount by comparing the results of two calculations. First we deduct the amount of the last Surrender from your Contract Value ("New Contract Value") and then we deduct the amount of the last Surrender from the Benefit

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Amount ("New Benefit Amount"). Then we compare those results:

- If the New Contract Value is more than or equal to the New Benefit Amount, and more than or equal to the Premium Payments invested in the Contract before the Surrender, the Benefit Payment is unchanged.

- If the New Contract Value is more than or equal to the New Benefit Amount, but less than the Premium Payments invested in the Contract before the Surrender, we have to recalculate your Benefit Payment. For The Hartford's Principal First, your Benefit Payment becomes 7% of the greater of your New Contract Value and New Benefit Amount. For The Hartford's Principal First Preferred, your Benefit Payment becomes 5% of the greater of your New Contract Value and New Benefit Amount.

- If the New Contract Value is less than the New Benefit Amount, we have to recalculate your Benefit Payment. We recalculate the Benefit Payment by comparing the "old" Benefit Payment to the "new" Benefit Payment for the New Benefit Amount and your Benefit Payment becomes the lower of those two values. Your New Benefit Amount is then equal to the New Contract Value.

If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


If you change the ownership or assign this Contract to someone other than your spouse after 12 months of electing either optional benefit, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future.


The Benefit Amount will be recalculated to equal the lesser of:

- The Benefit Amount immediately prior to the ownership change or assignment; or

- The Contract Value at the time of the ownership change or assignment.


Any time you make subsequent Premium Payments to your Contract, we also re-calculate your Benefit Amount and Benefit Payments. Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by a percentage of the amount of the subsequent Premium Payment.


SURRENDERING YOUR CONTRACT

You can Surrender your Contract any time, however, you will receive your Contract Value at the time you request the Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount you would have received under The Hartford's Principal First or The Hartford's Principal First Preferred.

If you still have a Benefit Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, you will still receive a Benefit Payment through a fixed annuity payout option until your Benefit Amount is depleted.

The fixed annuity payout option for The Hartford's Principal First is called The Hartford's Principal First Payout Option. The fixed annuity payout option for The Hartford's Principal First Preferred is called The Hartford's Principal First Preferred Payout Option.

While you are receiving payments under either of these fixed annuity payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining payments.

ANNUITIZING YOUR CONTRACT

If you elect The Hartford's Principal First or The Hartford's Principal First Preferred and later decide to annuitize your Contract, you may choose The Hartford's Principal First Payout Option or The Hartford's Principal First Preferred Payout Option in addition to those Annuity Payout Options offered in the Contract.


Under both of these Annuity Payout Options, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options.



If you, the joint Contract Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments or any of the death benefit options offered in your Contract.



If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary.


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KEY DIFFERENCES BETWEEN THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S
PRINCIPAL FIRST PREFERRED

While The Hartford's Principal First and The Hartford's Principal First Preferred share many of the same characteristics, there are some important differences you should consider when deciding which benefit to choose.

      FEATURES                    THE HARTFORD'S PRINCIPAL FIRST                     THE HARTFORD'S PRINCIPAL FIRST PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
Charge                0.50% of Sub-Account Value                              0.20% of Sub-Account Value
------------------------------------------------------------------------------------------------------------------------------------
Benefit Payment       7% of Benefit Amount                                    5% of Benefit Amount
------------------------------------------------------------------------------------------------------------------------------------
Revocability          - Irrevocable.                                          - Revocable anytime after the 5th Contract Year or the
                                                                                5th anniversary of the date you added The Hartford's
                                                                                Principal First Preferred to your Contract.
                      - Charge continues to be deducted until we begin to     - Charge will terminate if The Hartford's Principal
                        make annuity payouts.                                   First Preferred is cancelled.
------------------------------------------------------------------------------------------------------------------------------------
Step Up               - After the 5th Contract Year, every five               - Not Available.
                        years thereafter.
------------------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age     - Non-Qualified & Roth IRA -- same as maximum Contract  - Non-Qualified & Roth IRA -- same as maximum Contract
                        issue age.*                                             issue age.*
                      - IRA/Qualified -- Age 80                               - IRA/Qualified -- Age 70
------------------------------------------------------------------------------------------------------------------------------------
Investment            - None                                                  - You are not permitted to transfer more than 10% of
Restrictions                                                                    your Contract Value as of your last Contract
                                                                                Anniversary between certain investment options. This
                                                                                restriction is not currently enforced.
------------------------------------------------------------------------------------------------------------------------------------
Spousal Continuation  - Available                                             - Available
------------------------------------------------------------------------------------------------------------------------------------


* For more information on the maximum Contract issue age please see the Section "How do I purchase the Contract?"


THE HARTFORD'S PRINCIPAL FIRST -- STEP-UP


Any time after the 5th year The Hartford's Principal First has been in effect, you may elect to "step-up" the Benefit Amount. There is no "step-up" available for The Hartford's Principal First Preferred. If you choose to "step-up" the Benefit Amount, your Benefit Amount will be re-calculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to "step-up" the Benefit Amount if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year The Hartford's Principal First "step-up" has been in place, you may choose to "step-up" the Benefit Amount again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can "step-up" without waiting for the 5th year their Contract has been in force.



We currently allow you to "step-up" The Hartford's Principal First on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a "step-up" to occur on your Contract Anniversary. AT THE TIME YOU ELECT TO "STEP-UP," WE MAY BE CHARGING MORE FOR THE HARTFORD'S PRINCIPAL FIRST, BUT IN NO EVENT WILL THIS CHARGE EXCEED 0.75% ANNUALLY. REGARDLESS OF WHEN YOU BOUGHT YOUR CONTRACT, UPON "STEP-UP" WE WILL CHARGE YOU THE CURRENT CHARGE. BEFORE YOU DECIDE TO "STEP-UP," YOU SHOULD REQUEST A CURRENT PROSPECTUS WHICH WILL DESCRIBE THE CURRENT CHARGE FOR THIS BENEFIT.


THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- INVESTMENT RESTRICTIONS


If you elect The Hartford's Principal First Preferred you are not permitted to transfer more than 10% of your Contract Value as of your last Contract Anniversary from the Non-Growth Sub-Accounts to the Growth Sub-Accounts in any one Contract Year. If you transfer more than 10% of your Contract Value The Hartford's Principal First Preferred will automatically terminate and all Benefit Payments and The Hartford's Principal First Preferred charge will cease. We may add or delete Sub-Accounts from the Non-Growth and Growth sub-account lists at any time. Currently, we do not enforce this investment transfer restriction. We will provide you 30 days written notice when we elect to enforce this investment transfer restriction.

                                                                              29
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


NON-GROWTH SUB-ACCOUNTS                                            GROWTH SUB-ACCOUNTS
------------------------------------------------------------------------------------------------------
AllianceBernstein VP Balanced Wealth                AllianceBernstein VP Global
  Strategy Portfolio                                Research Growth Portfolio
AllianceBernstein VP International                  Fidelity VIP Contrafund-Registered Trademark-
  Value Portfolio                                   Portfolio
AllianceBernstein VP Small/Mid Cap                  Fidelity VIP Growth Portfolio
  Value Portfolio                                   Fidelity VIP Mid Cap Portfolio
AllianceBernstein VP Value Portfolio                Hartford Global Advisers HLS Fund
Fidelity VIP Equity-Income                          Hartford Global Leaders HLS Fund
  Portfolio                                         Hartford Growth HLS Fund
Fidelity VIP Value Strategy Portfolio               Hartford Growth Opportunities
Hartford Advisers HLS Fund                          HLS Fund
Hartford Disciplined Equity HLS Fund                Hartford International Capital
Hartford Dividend and Growth HLS                    Appreciation HLS Fund
  Fund                                              Hartford Small Cap Growth HLS Fund
Hartford Equity Income HLS Fund                     Oppenheimer Aggressive Growth
Hartford Focus HLS Fund                             Fund/VA
Hartford High Yield HLS Fund                        Oppenheimer Capital Appreciation
Hartford Index HLS Fund                             Fund/VA
Hartford International Opportunities                Oppenheimer Global Securities
  HLS Fund                                          Fund/VA
Hartford International Small                        Putnam VT Vista Fund
  Company HLS Fund                                  Putnam VT Voyager Fund
Hartford Money Market HLS Fund                      Van Kampen UIF Emerging Markets
Hartford Mortgage Securities HLS                    Equity Portfolio
  Fund                                              Van Kampen UIF Mid Cap Growth
Hartford Stock HLS Fund                             Portfolio
Hartford Total Return Bond HLS Fund                 Wells Fargo Advantage
Hartford U.S. Government Securities                 Discovery Fund Sub-Account
  HLS Fund                                          Wells Fargo Advantage
Hartford Value HLS Fund                             International Core Fund
Hartford Value Opportunities HLS                    Wells Fargo Advantage Large
  Fund                                              Company Core Fund
Lord Abbett All Value Portfolio                     Wells Fargo Advantage Large
Lord Abbett America's Value                         Company Growth Fund
  Portfolio                                         Wells Fargo Advantage Small
Lord Abbett Bond-Debenture                          Cap Growth Fund
  Portfolio
Lord Abbett Growth and Income
  Portfolio
Lord Abbett Large Cap Core
  Portfolio
Oppenheimer Main Street Small Cap
  Fund-Registered Trademark-/VA
Oppenheimer Main Street
  Fund-Registered Trademark-/VA
Putnam VT Diversified Income
  Fund
Putnam VT Global Asset Allocation
  Fund
Putnam VT Growth and Income
  Fund
Putnam VT International Equity
  Fund
Putnam VT Investors Fund
Putnam VT New Value Fund
Putnam VT Small Cap Value Fund
Putnam VT The George Putnam Fund
  of Boston
Van Kampen LIT Comstock Portfolio
Van Kampen LIT Growth and
  Income Portfolio
Van Kampen UIF U.S. Mid Cap
  Value Portfolio
Wells Fargo Advantage Multi Cap
  Value Fund Sub-Account
Wells Fargo Opportunity
  Fund Sub-Account
------------------------------------------------------------------------------------------------------


REQUIRED MINIMUM DISTRIBUTIONS

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on an annual basis, usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.

For purposes of The Hartford's Principal First Preferred, if you enroll in our Automatic Income Program to satisfy the Required Minimum Distributions from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount or Benefit Payment.

OTHER INFORMATION


The Hartford's Principal First and The Hartford's Principal First Preferred may not be available in all states or through all broker-dealers.



We reserve the right to treat all Contracts issued to you by us or one of our affiliates within a calendar year as one Contract for purposes of The Hartford's Principal First and The Hartford's Principal First Preferred. This means that if you purchase two Contracts from us in any twelve month period and elect either The Hartford's Principal First or The Hartford's Principal First Preferred on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.


For examples on how The Hartford's Principal First is calculated, please see "Appendix III." For examples on how The Hartford's Principal First Preferred is calculated, please see "Appendix IV."


D. DEATH BENEFITS



In most cases, we have used the same terminology in the Contract and in this prospectus. However, when describing the Death Benefits, we have used different terms in this prospectus than in the Contract. When you receive your Contract after purchase, it will include Contract riders that describe your Death Benefit. For the standard Death Benefit, called Premium Security Death Benefit in your prospectus, for age 80 and under, you will receive riders entitled "Asset Protection Death Benefit" and "Premium Protection Death Benefit." Together, these riders make up the Premium Security Death Benefit. For the Asset Protection Death Benefit, you will receive a Contract rider with the same name. If you elect the MAV Plus Death Benefit, you will receive a rider entitled the "Maximum Anniversary Value/Earnings Protection Benefit" rider. If, after you receive your Contract you have any questions about terminology of the names of the riders, please call your Registered Representative or Hartford.


WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Contract Owner, joint Contract Owner, or the Annuitant dies before we begin to make Annuity Payouts. We calculate the Death Benefit when we receive a certified death certificate or other legal document acceptable to us. The calculations for the Death Benefit that are described below are based on the Contract Value on the date we receive a certified death certificate or other legal document acceptable to us.

The calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed

30
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Accumulation Feature for each Beneficiary's portion of the proceeds.

This Contract comes with a standard Death Benefit, which depends on the age of you and your Annuitant. This minimum guaranteed Death Benefit is at no additional cost. If you and your Annuitant are younger than age 81 on the issue date, your Death Benefit is the Premium Security Death Benefit. If you or your Annuitant are age 81 or older, your Death Benefit is the APB Death Benefit, which is short for Asset Protection Death Benefit.


This minimum guaranteed Death Benefit is offered at no additional cost. If you elect the The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit. The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit is described later in this prospectus.


THE PREMIUM SECURITY DEATH BENEFIT

If both you and your Annuitant are younger than age 81 on the date we issue this Contract, your Death Benefit is the greatest of:

- Your Contract Value on the date we receive due proof of death;

- Your Total Premium Payments adjusted for any partial Surrenders; or

- The lesser of:

X  Your Maximum Anniversary Value described below; or

X Your Contract Value on the date we receive due proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.

THE ASSET PROTECTION DEATH BENEFIT

If you or your Annuitant are age 81 or older on the date we issue this Contract, the Death Benefit is the greatest of:

- Your Contract Value on the date we receive due proof of death;

- The lesser of:

X  Total Premium Payments adjusted for any partial Surrenders; or

X Your Contract Value on the date we receive due proof of death plus 25% of total Premium Payments adjusted for partial Surrenders and excluding subsequent Premium Payments we receive within 12 months of death.

- The lesser of:

X  Your Maximum Anniversary Value described below; or

X Your Contract Value on the date we receive proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.

MAXIMUM ANNIVERSARY VALUE

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier.

The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

- Your Anniversary Value is reduced for any partial Surrenders as shown below.

The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

ADJUSTMENTS FOR SURRENDERS

We calculate the adjustments to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar for dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

OPTIONAL DEATH BENEFIT

You may elect an optional Death Benefit for an additional charge. We call the optional Death Benefit the "MAV Plus Death Benefit," which is short for "Maximum Anniversary Value Plus Death Benefit." The name of the rider for the MAV Plus Death Benefit is called the "Maximum Anniversary Value/Earnings Protection Benefit" rider. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Premium Security Death Benefit and MAV Plus Death Benefit.


In states where the MAV Plus Death Benefit is not available, we offer the "MAV Death Benefit," which stands for "Maximum Anniversary Value Death Benefit." Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, see State Variations in Section 7 or call your Registered Representative or contact us.



THE MAV PLUS DEATH BENEFIT



You may elect the "MAV Plus Death Benefit" or "Maximum Anniversary Value Plus Death Benefit" for an additional charge. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Standard Death Benefit and MAV Plus Death Benefit. In states where the MAV Plus Death Benefit is not available, we offer the "MAV Death Benefit," which stands for "Maximum Anniversary Value Death Benefit." Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, contact us or your Registered Representative.

                                                                              31
HARTFORD LIFE INSURANCE COMPANY
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The MAV Plus Death Benefit is available for an additional annual charge, deducted daily, based on your Contract Value invested in the Sub-Accounts. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.



The MAV Plus Death Benefit is the greatest of:



- Your Contract Value on the date we receive due proof of death;



- Total Premium Payments adjusted for any partial Surrender;



- Your Maximum Anniversary Value; or



- Your Earnings Protection Benefit described below.



EARNINGS PROTECTION BENEFIT The Death Benefit depends on the age of you and your Annuitant on the date the MAV Plus Death Benefit is added to your Contract. If each age is 69 or younger, the benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap. The terms "gain" and "cap" are described below.


If you and/or your Annuitant are age 70 or older on the date the MAV Plus Death Benefit is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.

We determine Contract gain by subtracting your Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value on the calculation date. We then deduct any Premium Payments and add adjustments for any partial Surrenders made during that time.

We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.

The Contract gain that is used to determine your Death Benefit has a limit or "cap." The cap is 200% of the following:

- The Contract Value on the date the MAV Plus Death Benefit was added to your Contract; plus

- Premium Payments made after the MAV Plus Death Benefit was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus

- Any adjustments for partial Surrenders.

ADDITIONAL INFORMATION ABOUT THE DEATH BENEFITS

For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under sub-section entitled "Taxation of Annuities -- General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans."

We impose a limit on total death benefits if:


- The total death benefits are payable as a result of the death of any one person under one or more deferred variable annuities issued by us or our affiliates, and


- Aggregate Premium Payments total $5 million or more.

When the limit applies, total death benefits cannot exceed the greater of:

- The aggregate Premium Payments reduced by an adjustment for any Surrenders; or

- The aggregate Contract Value plus $1 million.

However, if you add Premium Payments to any of your Contracts such that aggregate Premium Payments total to $5 million or more, the aggregate death benefit will be the greater of the maximum death benefit above or:

- The aggregate Contract Value; plus

- The aggregate death benefits in excess of the aggregate Contract Values at the time you added the Premium Payments to your Contracts.

Any reduction in death benefits to multiple variable annuity contracts will be in proportion to the Contract Value of each Contract at the time of reduction.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Contract Owner has designated the manner in which the Beneficiary will receive the Death Benefit. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

If your Beneficiary elects to receive the Death Benefit amount as a lump sum payment, we may transfer that amount to our General Account and issue the Beneficiary a draftbook. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For Federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. If the Beneficiary resides or the Contract was purchased in a state that imposes restrictions on this method of lump sum payment, we may issue a check to the Beneficiary.

32
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.

The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

Required Distributions -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

Alternatives to the Required Distributions -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation -- If the Contract Owner dies and a Beneficiary is the Contract Owner's spouse, that portion of the Contract for which the spouse is considered the Beneficiary will continue with the spouse as Contract Owner, unless the spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.


If your spouse continues any portion of the Contract as Contract Owner and elects the MAV Plus Death Benefit, we will use the date the Contract is continued with your spouse as Contract Owner as the effective date the optional Death Benefit was added to the Contract. This means we will use the date the Contract is continued with your spouse as Contract Owner as the effective date for calculating the MAV Plus Death Benefit. The percentage used for the MAV Plus Death Benefit will be determined by the oldest age of any remaining joint Contract Owner or Annuitant at the time the Contract is continued.


WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.

If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Contract Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

                                                                              33
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .               AND . . .                            AND . . .
------------------------------------------------------------------------------------------------------
Contract Owner                There is a surviving joint Contract  The Annuitant is living or deceased
                              Owner
------------------------------------------------------------------------------------------------------
Contract Owner                There is no surviving joint          The Annuitant is living or deceased
                              Contract Owner
------------------------------------------------------------------------------------------------------
Contract Owner                There is no surviving joint          The Annuitant is living or deceased
                              Contract Owner and the Beneficiary
                              predeceases the Contract Owner
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is living         There is no named Contingent
                                                                   Annuitant
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is living         The Contingent Annuitant is living
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is a trust or     There is no named Contingent
                              other non-natural person             Annuitant
------------------------------------------------------------------------------------------------------

IF THE DECEASED IS THE . . .            THEN THE . . .
----------------------------
Contract Owner                Joint Contract Owner receives the
                              Death Benefit.
----------------------------
Contract Owner                Designated Beneficiary receives the
                              Death Benefit.
----------------------------
Contract Owner                Contract Owner's estate receives
                              the Death Benefit.
----------------------------
Annuitant                     The Contract Owner becomes the
                              Contingent Annuitant and the
                              Contract continues. The Contract
                              Owner may waive this presumption
                              and receive the Death Benefit.
----------------------------
Annuitant                     Contingent Annuitant becomes the
                              Annuitant, and the Contract
                              continues.
----------------------------
Annuitant                     The Contract Owner receives the
                              Death Benefit.
----------------------------

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .              AND . . .                     THEN THE . . .
----------------------------------------------------------------------------------------------
Contract Owner                  The Annuitant is living         Designated Beneficiary becomes
                                                                the Contract Owner.
----------------------------------------------------------------------------------------------
Annuitant                       The Contract Owner is living    Contract Owner receives the
                                                                payout at death, if any.
----------------------------------------------------------------------------------------------
Annuitant                       The Annuitant is also the       Designated Beneficiary
                                Contract Owner                  receives the payout at death,
                                                                if any.
----------------------------------------------------------------------------------------------

These are the most common scenarios, however, there are others. Some of the Annuity Payout Options may not result in a payout at death. For more information on Annuity Payout Options that may not result in a payout at death please see the section entitled "Annuity Payouts." If you have questions about these and any other scenarios, please contact your Registered Representative or us.


E. THE HARTFORD'S LIFETIME INCOME BUILDER



OVERVIEW



The Hartford's Lifetime Income Builder is an optional rider that is intended to help protect your Contract investment from poor market performance. The Hartford's Lifetime Income Builder provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, The Hartford's Lifetime Income Builder is a guarantee of the Benefit Amount that you can access two ways:



- WITHDRAWAL BENEFIT allows (a) BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or
  (b) LIFETIME BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the death of any Owner(s) if the oldest Owner(s) is age 60 or older. You may elect to receive either a Benefit Payment or a Lifetime Benefit Payment at one time. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; or



- GUARANTEED MINIMUM DEATH BENEFIT a Death Benefit equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. The Death Benefit is payable at the death of any Contract Owner or Annuitant. DEPLETING THE BENEFIT AMOUNT BY TAKING WITHDRAWAL BENEFITS OR SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER RIDER.


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                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


ELECTING THE HARTFORD'S LIFETIME INCOME BUILDER



You may elect The Hartford's Lifetime Income Builder only at the time of purchase and once you do so, your choice is irrevocable. The benefits comprising The Hartford's Lifetime Income Builder may not be purchased separately.



The Hartford's Lifetime Income Builder is only available if the oldest Contract Owner or Annuitant is age 75 or younger at Contract issue.



If you elect The Hartford's Lifetime Income Builder, you may not elect The Hartford's Principal First or The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit.



DETERMINING YOUR BENEFIT AMOUNT



The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of any subsequent Premium Payments and automatic Benefit Amount increases. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.



- Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as "automatic Benefit Amount increases"), depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value, less 1. In no event will this ratio be less than 0% or greater than 10%. Automatic Benefit Amount increases will continue until the Contract Anniversary immediately following the oldest Owner's or Annuitant's 75th birthday.



- Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment.



- Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A),(B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



  C. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in
      (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:



      (i)  the Contract Value immediately following the Surrender; or



      (ii) the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



- Benefit Amount Limits. Your Benefit Amount cannot be less than $0 or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under The Hartford's Lifetime Income Builder.



If your automatic Benefit Amount increases have been suspended as a result of your declining an automatic Benefit Amount increase, you will have the option to elect the automatic Benefit Amount increase again 30 days prior to each Contract Anniversary at the then current charge. If you decide to elect the automatic Benefit Amount increase on a future Contract Anniversary, we will thereafter resume automatic Benefit Amount increases.



Since the Benefit Amount is a central source for both benefits under The Hartford's Lifetime Income Builder, taking withdrawals will ultimately lessen or eliminate the Guaranteed Minimum Death Benefit.



Please refer to the Examples included in Appendix VI for a more complete description of these effects.



WITHDRAWAL BENEFIT



The following Section describes both BENEFIT PAYMENTS AND LIFETIME BENEFIT PAYMENTS which together comprise the Withdrawal Benefit.



BENEFIT PAYMENTS



Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.



The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.



Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.



Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is


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     equal to the Benefit Payment immediately prior to the Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.



  C. If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender times 5%.



If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.



If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made.



If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.



If Surrenders are less than or equal to the Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.



LIFETIME BENEFIT PAYMENT



Under this option, Surrenders may be taken as a Lifetime Benefit Payment that is initially set equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the oldest Owner's 60th birthday or 5% of the initial Benefit Amount if the oldest Owner is 60 or older at the rider's effective date. In other words, you may elect to go from Benefit Payments to Lifetime Benefit Payments once the oldest Contract Owner turns 60 provided that your Contract Value at the time of election is greater than zero. The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.



Lifetime Benefit Payments can be divided up and taken on any payment schedule that you request.



Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment include any applicable Contingent Deferred Sales Charge.



Whenever a Surrender is taken after the Contract Anniversary immediately following the oldest Owner's 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of
      (A) will apply.



  C. If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender times 5%.



If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.



Lifetime Benefit Payments will be available until the first death of any Contract Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout.



If you make a subsequent Premium Payment after the Contract Anniversary immediately following the oldest Owner's 60th birthday, the Lifetime Benefit Payment will be re-calculated on the next Contract Anniversary to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.



If Surrenders are not taken prior to the Contract Anniversary immediately following the oldest Contract Owner's 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the oldest Contract Owner's 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment.



If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the oldest Owner's 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.


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If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the contract and pay the Surrender Value.



Please refer to the Examples included in Appendix VI for a more complete description of these effects.



SURRENDERING YOUR CONTRACT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER



You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request this Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under The Hartford's Lifetime Income Builder.



If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, we will issue a payout annuity. If the Contract Owner is a natural person we will treat the Contract Owner(s) as the Annuitant(s) for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either The Hartford's Lifetime Income Builder Fixed Period Certain Payout or The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option described in the Annuity Payout Section. The election is irrevocable. You may elect to defer the Annuity Commencement Date until you are eligible for The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout, described below.



GUARANTEED MINIMUM DEATH BENEFIT PROVISION



The Hartford's Lifetime Income Builder includes a Guaranteed Minimum Death Benefit ("GMDB") that replaces the standard Premium Security Death Benefit described in this prospectus. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date due proof of death is received by us. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER.



OWNERSHIP CHANGE



We reserve the right to approve all ownership changes. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under The Hartford's Lifetime Income Builder so long as the change in ownership does not affect the life on which the Contract is based and does not result in a change in the tax identification number under the Contract.



Any ownership change made prior to the first Contract Anniversary will have no impact on The Hartford's Lifetime Income Builder rider or the benefits thereunder as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change.



An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the oldest Owner(s) or Annuitant after the change are less than age 76 at the time of the change will automatically result in either (A) or (B):



  (A) If The Hartford's Lifetime Income Builder rider is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate. The charge will discontinue.



  (B) If The Hartford's Lifetime Income Builder rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.



If the oldest Owner(s) or Annuitant is age 76 or greater at the time of an ownership change, The Hartford's Lifetime Income Builder rider will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford's Lifetime Income Builder charge will terminate.



In addition, we reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the ownership change effective date. We may prohibit investment in any Sub-Account, require you to allocate your Contract Value according to an asset allocation model or to allocate your Contract Value to a fund-of-funds Sub-Account. If you violate the restrictions, then the rider, its benefits and its charges will terminate.



SPOUSAL CONTRACT CONTINUATION



If the Contract Owner dies and the Beneficiary is the deceased Contract Owner's spouse at the time of death, the spouse may continue the Contract, and we will adjust the Contract Value to the Death Benefit value (the greater of the Death Benefit and the Benefit Amount).



If the spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:



  (A) If The Hartford's Lifetime Income Builder is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate. The charge will discontinue.


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  (B)  If The Hartford's Lifetime Income Builder is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.



If the spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, The Hartford's Lifetime Income Builder will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford's Lifetime Income Builder charge will terminate.



ANNUITY COMMENCEMENT DATE



If the annuity reaches the maximum Annuity Commencement Date, which is the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, the Contract must be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under The Hartford's Lifetime Income Builder rules applicable when the Contract Value equals zero.



OTHER INFORMATION



The Hartford's Lifetime Income Builder may not be available in all states or through all broker-dealer firms.



For purposes of determining the Benefit Amount under The Hartford's Lifetime Income Builder, we reserve the right to treat one or more Contracts issued by us to you with The Hartford's Lifetime Income Builder in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.



The Hartford's Lifetime Income Builder may not be appropriate for all investors. Several factors, among others, should be considered:



- Inasmuch as these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER RIDER.



- Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing The Hartford's Lifetime Income Builder rider as part of an investment program involving an IRA may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to underlying Funds, outweigh the absence of additional tax advantages from a variable annuity.



- Purchasing The Hartford's Lifetime Income Builder rider is a one time only event and cannot be undone later. If you elect The Hartford's Lifetime Income Builder you will also forfeit other benefits such as The Hartford's Principal First and The Hartford's Principal First Preferred. A comparison table is provided below for ease of reference.



- Withdrawals are taxable as ordinary income to the extent of earnings and may also be subject to a 10% federal income tax penalty. Such withdrawals may have state income tax implications.



- Spouses who are not a Joint Owner may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner-spouse. Continuation of all of the options available in The Hartford's Lifetime Income Builder is dependent upon its availability at the time of death of the first Contract Owner-spouse and will be subject to then prevailing charges.



- Certain ownership changes may result in a reduction of benefits.



- We may not allow assignments under The Hartford's Lifetime Income Builder.



- Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification.



For examples on how The Hartford's Lifetime Income Builder is calculated, please see Appendix VI.



F. SURRENDERS


WHAT KINDS OF SURRENDERS ARE AVAILABLE?


Full Surrenders before the Annuity Commencement Date -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges, a pro-rated portion of The Hartford's Lifetime Income Builder charge, if applicable, and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.


Partial Surrenders before the Annuity Commencement Date -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable Contingent Deferred Sales Charge. You can ask us to deduct the Contingent Deferred Sales Charge from the amount you are Surrendering or from your remaining Contract Value. If we deduct the Contingent Deferred Sales Charge from your remaining Contract Value, that amount will also be subject to Contingent Deferred Sales Charge.

There are two restrictions on partial Surrenders before the Annuity Commencement
Date:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

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- After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. Our current minimum Contract Value is $500 after the Surrender. The minimum Contract Value in New York must be $1,000 after the Surrender. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender.

Full Surrenders after the Annuity Commencement Date -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.

Partial Surrenders after the Annuity Commencement Date -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.

Hartford will deduct any applicable Contingent Deferred Sales Charges.


If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.



These options may not be available if the contract is issued to qualify under
Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.


Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

Written Requests -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

Telephone Requests -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program, or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

Prior to age 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

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WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS
PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

More than one Contract issued in the same calendar year -- If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

Internal Revenue Code section 403(b) annuities -- As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are:
(a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the "Federal Tax Considerations" section for more information.


G. ANNUITY PAYOUTS


This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:

- When do you want Annuity Payouts to begin?

- Which Annuity Payout Option do you want to use?

- How often do you want the Payee to receive Annuity Payouts?

- What is the Assumed Investment Return?

- Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?

Please check with your financial adviser to select the Annuity Payout Option that best meets your income needs.

WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. You may choose to begin receiving a variable dollar amount Annuity Payout at any time. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later, unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?


Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. The Hartford's Lifetime Income Builder Fixed Period Certain Payout Option and The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option are available only to Contract Owners who elect The Hartford's Lifetime Income Builder rider. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.


LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts during the lifetime of the Annuitant, but Annuity Payouts are at least guaranteed for the number of years you select. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of years, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the present value of the remaining Annuity Payouts.

LIFE ANNUITY WITH A CASH REFUND

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.

JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the

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Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts for the number of years that you select. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

THE HARTFORD'S PRINCIPAL FIRST PAYOUT OPTION


If you elect The Hartford's Principal First and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Payout Option, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.


THE HARTFORD'S PRINCIPAL FIRST PREFERRED PAYOUT OPTION


If you elect The Hartford's Principal First Preferred and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Preferred Payout Option, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.



The Hartford's Lifetime Income Builder Fixed Period Certain Payout -- If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment.



The total amount payable under this option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year's annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments.



The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain
Payout -- If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the calculation date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant, in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the


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remaining scheduled payments will be made to the Beneficiary as scheduled payments.


YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS FOR A PERIOD CERTAIN ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE MAY BE DEDUCTED.

For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

Automatic Annuity Payouts -- If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.

HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

- monthly,

- quarterly,

- semi-annually, or

- annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.

WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.


Subject to the approval of your State, you can select one of three AIRs described in the Highlights Section. The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.


For example, if the second monthly Annuity Payout is the same as the first, the Sub-Accounts earned exactly the same return as the AIR. If the second monthly Annuity Payout is more than the first, the Sub-Accounts earned more than the AIR. If the second Annuity Payout is less than the first, the Sub-Account earned less than the AIR.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of the variation depends on the AIR you select.

DO YOU WANT ANNUITY PAYOUTS TO BE FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

Fixed Dollar Amount Annuity Payouts -- Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an Annuity rate set by us.

You may not choose a fixed dollar amount Annuity Payout if you purchase your Contract in Oregon or Pennsylvania.

Variable Dollar Amount Annuity Payouts -- Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

- the Annuity Payout Option chosen,

- the Annuitant's attained age and gender (if applicable),

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42
                                                 HARTFORD LIFE INSURANCE COMPANY
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- the applicable annuity purchase rates based on the 1983a Individual Annuity
  Mortality table adjusted for projections based on accepted actuarial principles, and

- the Assumed Investment Return.

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value, minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each Sub-Account.


The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.



ASSUMED INVESTMENT RETURNS ("AIR") -- The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.



        ANNUITY             ANNUITY             ANNUITY
AIR   UNIT FACTOR   AIR   UNIT FACTOR   AIR   UNIT FACTOR
----------------------------------------------------------
 3%    0.999919%     5%    0.999866%     6%    0.999840%
----------------------------------------------------------


Combination Annuity Payout -- You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs.


Transfer of Annuity Units -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under Section 5.


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KEY DIFFERENCES BETWEEN THE HARTFORD'S PRINCIPAL FIRST, THE HARTFORD'S PRINCIPAL
FIRST PREFERRED AND THE HARTFORD'S LIFETIME INCOME BUILDER


                                                                                  THE HARTFORD'S
        FEATURES                THE HARTFORD'S PRINCIPAL FIRST              PRINCIPAL FIRST PREFERRED
-------------------------------------------------------------------------------------------------------------
Charge                     0.50% of Sub-Account Value                0.20% of Sub-Account Value
-------------------------------------------------------------------  ----------------------------------------
Benefit Payment            7% of Benefit Amount                      5% of Benefit Amount
-------------------------------------------------------------------  ----------------------------------------
Revocability               - Irrevocable                             - Revocable anytime after the 5th
                                                                     Contract Year or the 5th Anniversary of
                                                                     the date you added The Hartford's
                                                                     Principal First Preferred to your
                                                                     Contract
                                                                     - Charge will terminate if The
                           - Charge continues to be deducted until     Hartford's Principal First Preferred
                             we begin to make annuity payouts          is cancelled
-------------------------------------------------------------------  ----------------------------------------
Step Up                    - After the 5th Contract Year, every      - Not Available
                             five years thereafter, optional
-------------------------------------------------------------------  ----------------------------------------
Lifetime Benefit Payments  - Not Available                           - Not Available
-------------------------------------------------------------------  ----------------------------------------
Death Benefit              - Premium Security or Asset Protection    - Premium Security or Asset Protection
                             Death Benefit                             Death Benefit
-------------------------------------------------------------------  ----------------------------------------
Maximum Issue Age          - Non-Qualified & Roth IRA -- same as     - Non-Qualified & Roth IRA -- same as
                             maximum Contract issue age*               maximum Contract issue age*
                           - IRA/Qualified -- Age 80.                - IRA/Qualified -- Age 70.
-------------------------------------------------------------------  ----------------------------------------
Investment Restrictions    - None                                    - You are not permitted to transfer more
                                                                       than 10% of your Contract Value as of
                                                                       your last Contract Anniversary between
                                                                       certain investment options. This
                                                                       restriction is not currently enforced
-------------------------------------------------------------------  ----------------------------------------
Spousal Continuation       - Available                               - Available
-------------------------------------------------------------------  ----------------------------------------

                                        THE HARTFORD'S
        FEATURES                   LIFETIME INCOME BUILDER
-------------------------
Charge                     0.40% of the Benefit Amount
-------------------------  ----------------------------------------
Benefit Payment            5% of Benefit Amount
-------------------------  ----------------------------------------
Revocability               - Irrevocable
                           - Charge continues to be deducted until
                             we begin to make Annuity Payouts
-------------------------  ----------------------------------------
Step Up                    - Annual, automatically calculated,
                             unless opted out
-------------------------  ----------------------------------------
Lifetime Benefit Payments  - Available
-------------------------  ----------------------------------------
Death Benefit              - The Hartford's Lifetime Income Builder
                             Guaranteed Minimum Death Benefit
-------------------------  ----------------------------------------
Maximum Issue Age          - Age 75
-------------------------  ----------------------------------------
Investment Restrictions    - None, unless approved ownership
                             change.
-------------------------  ----------------------------------------
Spousal Continuation       - Available
-------------------------  ----------------------------------------



* For more information on the maximum Contract issue age please see the Section "How do I purchase the Contract?"



H. OTHER PROGRAMS AVAILABLE


We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a Program or fund closure, will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these Programs.


Dollar Cost Averaging Plus ("DCA Plus") Programs -- You may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers from our Fixed Accumulation Feature to any of the Sub-Accounts under either a 6-Month Transfer Program or 12-Month Transfer Program subject to Program rules. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and with the final transfer of the entire amount remaining in the Program.



The pre-authorized transfers will begin within 15 days of receipt of the Program Payment provided we receive complete enrollment instructions. If we do not receive complete Program


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enrollment instructions within 15 days of receipt of the initial Program
Payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, we will return your Program Payment to you for further instruction. If your Program Payment is less than the required minimum amount, we will apply it to your Contract according to your instructions on record for a subsequent Premium Payment.



Under the DCA Plus Programs, the credited interest rate is not earned on the full amount of your Premium Payment for the entire length of the Program. This is because Program transfers to the Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.



All Program Payments, including any subsequent Program Payment, must meet the Program minimum. Any subsequent Program Payments we receive during an active Program transfer period which are received during the same interest rate effective period will be credited to the current Program. Any subsequent Program Payments we receive during an active Program transfer period which are received during a different interest rate effective period will be used to start a new Program. That Program will be credited with the interest rate in effect on the date we start the new Program. Unless you send us different instructions, the new Program will be the same length of time as your current Program and will allocate the subsequent Program Payments to the same Sub-Accounts.



The DCA Plus Program may credit a higher interest rate but it does not ensure a profit or protect you against a loss in declining markets. Continuous or periodic investment programs neither insure a profit nor protect against a loss in declining markets. Because this program involves continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.



We may limit the total number of DCA Programs and DCA Plus Programs to 5 Programs open at any one time. We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.



You may elect to terminate the transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Sub-Accounts you selected for the Program.



We may discontinue, modify or amend the Programs or any other interest rate program we establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program. However, if an underlying fund closes to new Premium Payments and subsequent Premium Payments, it may also be closed to all Dollar Cost Averaging programs including the DCA Plus Program. In the event of a fund closure, We will contact you to determine your instructions as to future Program allocations. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.



Other Dollar Cost Averaging Programs -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Sub-Account into a different Sub-Account. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


InvestEase Program -- InvestEase is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

Automatic Income Program -- The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The minimum amount of each Surrender is $100. Amounts taken under this Program will count towards the Annual Withdrawal Amount, and if received prior to age 59 1/2, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment.

Asset Allocation Program -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers static model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the

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HARTFORD LIFE INSURANCE COMPANY
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current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can only participate in one model at a time.

Asset Rebalancing -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can only participate in one model at a time.

Dollar Cost Averaging Programs -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Sub-Account into a different Sub-Account. The Earnings/ Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses.

If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


Continuous or periodic investment programs neither insure a profit nor protect against a loss in declining markets. Because this program involves continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.



6. DEFINITIONS



Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:



ACCOUNT: Any of the Sub-Accounts or the Fixed Accumulation Feature.



ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.



ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.



ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, Connecticut 06102-5085.



ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary.



ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.



ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.



ANNUITANT: The person on whose life the Contract is based. The Annuitant may not be changed after your Contract is issued.



ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.



ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.



ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.



ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.



ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.



BENEFICIARY: The person(s) entitled to receive a payout at death, if any, upon the death of the Contract Owner, joint Contract Owner or Annuitant.



BENEFIT AMOUNT: The basis used to determine the maximum payout guaranteed under The Hartford's Principal First, The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder.



BENEFIT PAYMENT: The maximum guaranteed Payment that may be withdrawn each Contract Year under The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder.


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                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.



CODE: The Internal Revenue Code of 1986, as amended.



COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.



CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitants death.



CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.



CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.



CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.



CONTRACT OWNER OR YOU: The owner or holder of the Contract described in this prospectus. We do not capitalize "you" in the prospectus.



CONTRACT VALUE: The total value of the Accounts on any Valuation Day.



CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.



DEATH BENEFIT: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.



DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.



FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature is called the Fixed Account.



GENERAL ACCOUNT: The General Account includes our company assets, including any money you have invested in the Fixed Accumulation Feature. The assets in the General Account are available to the creditors of Hartford.



THE HARTFORD'S PRINCIPAL FIRST: An option that can be added at an additional charge where, if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under The Hartford's Principal First in any Contract Year is 7% of the guaranteed amount.



THE HARTFORD'S PRINCIPAL FIRST PREFERRED: An option that can be added at an additional charge where, if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under The Hartford's Principal First Preferred in any Contract Year is 5% of the guaranteed amount.



JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.



LIFETIME BENEFIT PAYMENT: The maximum guaranteed amount that can be withdrawn each year until the first death of the any natural Owner (or Annuitant if a non-natural Owner), under The Hartford's Lifetime Income Builder The Lifetime Benefit Payment is available at the Contract Anniversary on or after the oldest Owner's 60th birthday.



MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value prior to the deceased's 81st birthday or the date of death, if earlier.



MAXIMUM CONTRACT VALUE: Under The Hartford's Lifetime Income Builder, the greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.



NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.



1933 ACT: The Securities Exchange Act of 1933, as amended.



1934 ACT: The Securities Exchange Act of 1934, as amended.



1940 ACT: The Investment Company Act of 1940, as amended.



NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.



PAYEE: The person or party you designate to receive Annuity Payouts.



PREMIUM PAYMENT: Money sent to us to be invested in your Contract.



PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.



REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must


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begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.



SPOUSE: A person related to a Contract Owner by marriage pursuant to the Code.



SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.



SURRENDER: A complete or partial withdrawal from your Contract.



SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.



THE HARTFORD'S LIFETIME INCOME BUILDER: An option that can be added for an additional charge that provides a minimum withdrawal benefit and a minimum Death Benefit. In your Contract, this is called The Hartford's Lifetime Income Builder.



VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.



VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.



WE, US OR OUR: Hartford Life Insurance Company.



7. OTHER INFORMATION



Assignment -- A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract. If you elect The Hartford's Lifetime Income Builder, the benefits thereunder cannot be assigned.



A qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law. Please consult a qualified tax adviser before assigning your contract.


Contract Modification -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.


How Contracts Are Sold -- Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours. The securities will be sold by individuals who represent us as insurance agents and who are registered representatives of Broker-Dealers that have entered into distribution agreements with HSD.


Upfront commissions paid by Hartford will not be more than 7% of Premium Payments. Trail commissions will not be more than 1% of Contract Value. From time to time Hartford may also pay or permit other promotional incentives, in cash or credit or other compensation.


Additional Compensation to Broker-Dealers, Financial Institutions and Other Persons ("Financial Intermediaries") -- In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and 12b-1 fees, the distributor or its affiliates pay, out of their own assets, significant additional compensation ("Additional Payments") to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the variable annuity contracts ("Contracts") based on a number of factors. While this additional compensation is not paid directly by you, it could or might have impact on recommendations made by these Financial Intermediaries.


With the exception of certain compensation arrangements discussed herein, and "Negotiated Additional Amounts" defined below, these Additional Payments, which are generally based on average net assets (or on aged assets i.e., assets held over one year) and on sales of the Contracts attributable to a particular Financial Intermediary, may, but are normally not expected to, exceed, in the aggregate 0.12% of the average net assets of the Contracts attributable to a particular Financial Intermediary. A listing of Financial Intermediaries to whom the distributor makes such Additional Payments is provided below. Separate Additional Payments may also be made in connection with the sale and distribution of the Contracts in such forms as, among others, "due diligence" payments and "marketing support" fees ("Negotiated Additional Amounts"), as discussed in greater detail below. With the exception of certain Negotiated Additional Amounts specifically discussed herein, payments of Negotiated Additional Amounts did not exceed $12 million per Financial Intermediary for the calendar year ended December 31, 2004. These Additional Payments and Negotiated Additional

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Amounts may, in some cases, act as a financial incentive for a Financial
Intermediary to recommend the purchase of one Contract over another Contract. Please consult your Financial Intermediary for more information.

Distribution Arrangements -- Contracts issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively "Hartford Life") are continuously offered and sold by selected broker-dealers who have selling agreements with Hartford Life. Except as discussed below, Hartford Life bears all the expenses of providing services pursuant to Contracts including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature.

In addition to the commissions described herein, Hartford Life and its affiliates pay, out of their own assets, Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Contracts. Certain Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary, on sales of the Contracts attributable to a particular Financial Intermediary, and/or on reimbursement of related sales expenses. Such Additional Payments are generally made for the placement of the Contracts on a Financial Intermediary's list of annuity products available for purchase by its customers. Separate Additional Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the annuity products and payments for providing training and information relating to the annuity product and (2) "marketing support" fees for providing assistance in promoting the sale of the annuity product. (Negotiated Additional Amounts). Subject to NASD regulations, Hartford Life and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of the Contracts, as well as sponsor various annuity product educational programs, sales contests and/or promotions in which Financial Intermediaries that participate may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. Hartford Life and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may be different for different Financial Intermediaries, will not change the price an investor will pay for the Contracts or the amount that a registered representative will receive from such sale. These Additional Payments and Negotiated Additional Amounts may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one annuity product over another annuity product. Please consult your Financial Intermediary for more information.

As of December 31, 2004 Hartford Life has entered into arrangements to make Additional Payments that are generally based on average net assets (or on aged assets) attributable to a particular Financial Intermediary, on sales of the Contracts attributable to a particular Financial Intermediary, and/or on reimbursement of related sales expenses to A.G. Edwards & Sons, Inc., Advest, Inc., AIG Advisors Group, AMSouth Investment Services, Inc., Bancwest Investment Services, Inc., Cadaret Grant & Co., Inc., Capital Analyst Inc., Capital Investment Group, Inc., Centaurus Financial, Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage, Inc., Cuso Financial Services, L.P., Duerr Financial Corporation, Edward D. Jones & Co., L.P., FFP Securities, Inc., Fifth Third Securities, First Citizens Investor Services, First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Harbour Investments, Inc., Heim & Young Securities, The Huntington Investment Company, Infinex Financial Group, ING Advisors Network, Investacorp, Inc., Investment Professionals, Inc., James T. Borello & Co., Jefferson Pilot Securities Corporation, J.J.B. Hilliard, W.L. Lyons, Inc., Legg Mason Wood Walker, Incorporated, Lincoln Financial, Linsco/Private Ledger Corp., M&T Securities, Merrill Lynch Pierce Fenner & Smith, First Montauk Securities Corp., Morgan Keegan & Company, Inc., Morgan Stanley & Co., Incorporated, Mutual Service Corporation, National Planning Holding, NEXT Financial Group, Inc., NFP Securities, Inc., Parker/Hunter Incorporated, Pension Planners, PFIC Securities Corporation, Piper Jaffray & Co., Prime Capital Services, Inc., Prospera Financial Services, Inc., Raymond James Financial Services, RBC Dain Rauscher Inc., Securities America, Inc., Sigma Financial Corporation, Southtrust Securities, Inc., Stifel Nicolaus & Company, Incorporated, TFS
Securities, Inc., The Investment Center, Inc., Triad Advisors, Inc., UBS Financial Services, Inc., Uvest Financial Services Group Inc., Wachovia Securities, LLC., Walnut Street Securities, Inc., Wells Fargo Brokerage Services, L.L.C., WM Financial Services, Inc., Woodbury Financial Services, Inc., XCU Capital Corporation, Inc. Hartford Life may enter into arrangements with other Financial Intermediaries to make such Additional Payments. Separate Additional Payments in the form of Negotiated Additional Amounts may also be made to the above-listed Financial Intermediaries and to other Financial Intermediaries.

The Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Contracts are negotiated based on a range of qualitative factors, including, but not limited to, access and opportunity to provide product education and training, assistance with the development and implementation of joint marketing and business plans, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the fiscal year ended December 31, 2004, Hartford Life or its affiliates paid approximately $50 million in total Additional Payments, including Negotiated Additional Amounts to Financial Intermediaries.

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The Contract may be sold directly to certain individuals under certain circumstances that do not involve payment of any sales compensation to a registered representative. In such case, Hartford will credit the Contract with an additional 5.0% of the Premium Payment. This additional percentage of Premium Payment in no way affects present or future charges, rights, benefits or current values of other Contract Owners. The following class of individuals are eligible for this feature: (1) current or retired officers, directors, trustees and employees (and their families) of the ultimate parent and affiliates of Hartford; and (2) employees and registered representatives (and their families) of registered broker-dealers (or their financial institutions) that have a sales agreement with Hartford and its principal underwriter to sell the Contracts.


LEGAL MATTERS


There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford, which includes Hartford Life Insurance Company ("HLIC") and its affiliates, has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues.



The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The funds are available for purchase by the separate accounts of different universal variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between sub-accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity products, The Hartford's ability to restrict transfers by these owners is limited. In February 2005, The Hartford agreed in principle with the Boards of Directors of the funds to indemnify the funds for any material harmed caused to the funds from frequent trading by these owners. The specific terms of the indemnification have not been determined. The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford also has received a subpoena from the New York Attorney General's Office requesting information related to the Company's group annuity products. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office and other regulatory agencies.



To date, neither the SEC's and New York Attorney General's market timing investigation nor the SEC's directed brokerage investigation has resulted in either regulator initiating any formal action against The Hartford. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The potential timing of any such action is difficult to predict. Based on The Hartford's discussions with the SEC and the New York Attorney General's Office and its own analysis, Hartford Life, Inc. ("Hartford Life"), an indirect subsidiary of The Hartford, recorded a charge of $66 million to establish a reserve for these matters during the first quarter of 2005. This reserve is an estimate; in view of the uncertainties regarding the timing and outcome of any payments relating to these types of regulatory investigations, as well as the tax-deductibility, if any, and any potential deferred acquisition cost effects (though no deferred acquisition cost effects are included in this estimate) that may be applicable, it is possible that the ultimate cost to Hartford Life of these matters may exceed or be below the reserve amount, perhaps by a significant amount. It is reasonably possible that HLIC, an indirect subsidiary of Hartford Life, may ultimately be liable for all or a portion of the ultimate cost to Hartford Life. However, the ultimate liability of the Company, if any, is not reasonably estimable at this time.



The Hartford has received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. Additionally, The Hartford has received a subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a sub-account of a tax-qualified plan or was subsequently put into a tax qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in connection with these matters.



Also, The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. Further, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured


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settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters but The Hartford does not expect any such action to result in a material adverse effect on the separate accounts or on the HLS funds that serve as underlying investments for those accounts.


In addition, The Hartford has been served with five putative national class actions, now consolidated into a single putative class action, IN RE HARTFORD MUTUAL FUNDS FEE LITIGATION, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford's Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the Retail Funds themselves and the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the separate accounts or on the HLS funds that serve as underlying investments for those accounts.
MORE INFORMATION


You may call your Registered Representative if you have any questions or write or call us at the address above.


FINANCIAL STATEMENTS

You can find financial statements of the Separate Account and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.


STATE VARIATIONS


The following section describes modifications to this prospectus required by one or more state insurance departments:



- ALABAMA -- We will accept subsequent Premium Payments only during the first Contract Year.



- CALIFORNIA -- Any Contract Owner 60 years old or older when purchasing this Contract in the state of California must either: Elect the Senior Protection program, or elect to immediately allocate the initial Premium Payments to the other investment options.



Under the Senior Protection Program we will allocate your initial Premium Payment to the Hartford Money Market HLS Fund Sub-Account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions.



If you elect the Senior Protection Program you will not be able to participate in any InvestEase or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in the Hartford Money Market HLS Fund Sub-Account unless you direct otherwise.



You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from the Hartford Money Market HLS Fund Sub-Account to another investment option.



When you terminate your participation in the Senior Protection Program:



- you may reallocate your Contract Value in the Program to other investment options; or



- we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested.



- CONNECTICUT -- For Contracts issued in the state of Connecticut, there are no investment restrictions on the Sub-Accounts you may invest in while subject to The Hartford's Principal First Preferred benefit.



If you elect The Hartford's Principal First Preferred, and your Contract was issued in the state of Connecticut, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equals or exceeds $100,000.



Contingent Deferred Sales Charges for Connecticut residents purchasing Hartford Director M Plus are 8, 8, 8, 7, 6, 5, 4, 3, 0%.



- OREGON -- If you purchase your Contract in Oregon, we will accept subsequent Premium Payments only during the first three Contract Years. Oregon Contract Owners may only sign up for DCA Plus Programs that are 6 months or longer.



- MASSACHUSETTS -- If you purchase your Contract in Massachusetts, we will accept subsequent Premium Payments only until


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  the Annuitants 63rd birthday or the third Contract Anniversary, whichever is later.



- MINNESOTA, NEW YORK AND WASHINGTON -- The MAV Plus Death Benefit is not available for Contracts issued in Washington, New York or Minnesota. There is a different optional Death Benefit called the Maximum Anniversary Value Death Benefit for Contracts issued in Washington, New York or Minnesota. The charge is 0.30% of average daily Sub-Account Value.


The optional Death Benefit is different for Contracts issued in Washington, New York or Minnesota. We call this optional Death Benefit the "Maximum Anniversary Value Death Benefit."


There is an additional charge we deduct on a daily basis that is equal to an annual charge of 0.30% of your Contract Value invested in the Sub-Accounts for this benefit. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.



The Maximum Anniversary Value Death Benefit is described below. It is the greatest of:



- Your Contract Value on the date we receive proof of death;



- Total Premium Payments adjusted for any partial Surrenders; or



- Your Maximum Anniversary Value.



- NEW YORK -- We will not recalculate The Hartford's Principal First or The Hartford's Principal First Preferred Benefit Amount if you change the ownership or assign your Contract to someone other than your spouse.



- PENNSYLVANIA -- Contingent Deferred Sales Charges for Pennsylvania residents purchasing Hartford Director M Plus are 8, 8, 8, 7, 6, 5, 4, 3, 0%.



- SOUTH CAROLINA AND WASHINGTON -- We do not deduct an Annual Maintenance Fee for Contracts issued in South Carolina and Washington if it will cause the rate of interest credited to your Contract Value in the Fixed Accumulation Feature to fall below state minimum requirements.



- NEW JERSEY, NEW YORK, OKLAHOMA AND OREGON -- AIRS are the following: 3% and
  5%.



- MASSACHUSETTS, NEW JERSEY AND NEW YORK -- The Nursing Home Waiver is not approved.



8. FEDERAL TAX CONSIDERATIONS


A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized

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capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to the Contracts.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

  1. NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under
Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "owner" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of an "owner." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "owner." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

  2. OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

    a. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

  i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract value (determined without regard to surrender charges) is an appropriate measure. However, the IRS could take the position that the value should be the current Contract value (determined without regard to surrender charges) increased by some measure of the value of certain future benefits.

 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the

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    Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

 vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

    b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

  i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

    c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

    d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.

  i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

 ii. The 10% penalty tax will not apply to the following distributions:

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3. Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary). In determining whether a payment stream designed to satisfy this exception qualifies, it is possible that the IRS could take the position that the entire interest in the Contract should include not only the current Contract value, but also some measure of the value of certain future benefits.


    5. Distributions made under certain annuities issued in connection with structured settlement agreements.


    6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied RETROACTIVELY TO ALL THE PRIOR PERIODIC PAYMENTS (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

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    e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE
       EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract,
(2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

    f. REQUIRED DISTRIBUTIONS.

  i. Death of Contract Owner or Primary Annuitant

    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

    1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

    2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

    3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

 ii. Alternative Election to Satisfy Distribution Requirements

    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

 iii. Spouse Beneficiary

    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

    g. ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered intofor tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

    h. PARTIAL EXCHANGES.

The IRS in Rev. Rul. 2003-76 has confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering
(1) under what circumstances it should treat a partial exchange followed by such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code
Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Accordingly, we advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.

  3. DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

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In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

  4. TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

For instance, the IRS in Rev. Rul. 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). More specifically, Rev. Rul. 2003-92 extended this "public availability" doctrine to interests in a non-registered limited partnership that are not publicly traded but are available directly to qualified buyers through private placements (as well as through variable contracts), holding that such limited partnership interests should be treated as owned directly by a variable contract owner (and not by the insurer). By contrast, where such limited partnership interests are available exclusively through the purchase of a variable insurance contract, Rev. Rul. 2003-92 held that such investment assets should be treated as owned by the insurer (and not by the contract owner). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts.

The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. FEDERAL INCOME TAX WITHHOLDING


The portion of an amount received under a Contract that is taxable gross income to the payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:



    1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution.



    2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested.


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E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS


The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.


G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-spouse beneficiary who either is
(1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code
Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code
Section 72(e)(4)(C)(iii) and Section 1015.
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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------
    Safekeeping of Assets
--------------------------------------------------------
    Experts
--------------------------------------------------------
    Non-Participating
--------------------------------------------------------
    Misstatement of Age or Sex
--------------------------------------------------------
    Principal Underwriter
--------------------------------------------------------
PERFORMANCE RELATED INFORMATION
--------------------------------------------------------
    Total Return for all Sub-Accounts
--------------------------------------------------------
    Yield for Sub-Accounts
--------------------------------------------------------
    Money Market Sub-Accounts
--------------------------------------------------------
    Additional Materials
--------------------------------------------------------
    Performance Comparisons
--------------------------------------------------------
ACCUMULATION UNIT VALUES
--------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------

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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS


This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.



The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts, accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.



THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/ OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.



The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.



We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.



1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")



In addition to "traditional" IRAs governed by Code Sections 408(a) and
(b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A , SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code
Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or
457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.



TRADITIONAL IRAS Traditional IRAs are subject to limits on the amounts that may be contributed each year (which contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code
Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.



You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into your Traditional IRA under certain circumstances, as indicated


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below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plan if the distribution is not transferred directly to your Traditional IRA.



IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



SEP IRAS Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



SIMPLE IRAS The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code
Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



[A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.



We currently do not serve as the Designated Financial Institution for any employer's SIMPLE Plan. Accordingly, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan, and if you choose, arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.]



ROTH IRAS Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA to a Roth IRA will subject the amount held in the converted Traditional IRA to federal income tax. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA and under limited circumstances, as indicated below. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(K) PLAN



Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described


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below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.



In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefit once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.



3. TAX SHELTERED ANNUITY UNDER SECTION 403(B) ("TSA")



Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" contract ("TSA") and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, such contributions may not exceed the lesser of an annual dollar limit (e.g., $40,000) or 100% of the employee's "includable compensation" for his most recent full year of service, subject to other adjustments. Special provisions may allow certain employees to elect a different overall limitation.



A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:



    a.  after the employee reaches age 59 1/2;



    b.  upon the employee's separation from service;



    c.  upon the employee's death or disability; or



    d. in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).



Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.



Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below.



4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")



Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. In addition, under Code Section 457(d) a
Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).



All of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors.



5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS



Except under certain circumstances in the case of Roth IRAs, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.



For non-periodic amounts from certain Qualified Contracts or Plans, Code
Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type


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of Qualified Contract or Plan. For instances, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.



In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below. Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.



6. PENALTY TAXES FOR QUALIFIED PLANS



Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.



A. PENALTY TAXES ON PREMATURE DISTRIBUTIONS Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:



- made to a beneficiary (or to the employee's estate) on or after the employee's death;



- attributable to the employee's becoming disabled under Code Section 72(m)(7);



- part of a series of substantially equal periodic payments (not less frequently than annually -- "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;



- (except for IRAs) made to an employee after separation from service after reaching age 55; or



- not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.



In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:



- made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;



- not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or



- for a qualified first-time home buyer and meets the requirements of Code
  Section 72(t)(8).



If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied RETROACTIVELY TO ALL THE PRIOR PERIODIC PAYMENTS (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and
(b) 5 years have elapsed since the first of these periodic payments.



For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.



B. RMDS AND 50% PENALTY TAX If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.



An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:



- the calendar year in which the individual attains age 70 1/2, or



- (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.



The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --



    (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or



    (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.



If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.



If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.



The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth


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IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.



The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.



In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.



7. TAX WITHHOLDING FOR QUALIFIED PLANS



Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."



Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens or resident aliens of the United States.



Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.



8. ROLLOVER DISTRIBUTIONS



The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.



For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g., a TSA) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g., a TSA that is subject to the same kinds of salary reduction restrictions). Such a "direct transfer" between the same kind of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.



By contrast, an amount distributed from one type of Plan (e.g., a TSA) into a different type of Plan (e.g., a Traditional IRA) generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan fiduciary) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient.



Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either:



    a.  an RMD amount;



    b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or



    c.  any distribution made upon hardship of the employee.



Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct


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rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457(e)(16), a
"direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.



Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).



Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse), Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.


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APPENDIX II -- DEATH BENEFIT -- EXAMPLES

PREMIUM SECURITY DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000.

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT
To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- Total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000]

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% X $106,000 = $143,903]; the lesser
  (a) and (b) is $106,000.

The Premium Security Death Benefit is the greatest of these three values, which is $117,403.

EXAMPLE 2

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT
To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)]

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and
  (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser
  (a) and (b) is $83,571.

The Premium Security Death Benefit is the greatest of these three values, which is $120,000.

ADJUSTMENT FOR PARTIAL SURRENDER FOR TOTAL PREMIUM PAYMENTS

The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

ADJUSTMENT FOR PARTIAL SURRENDER FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 - $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

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ASSET PROTECTION DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000.

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% X $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% X $106,000 = $143,903]; the lesser
  (a) and (b) is $106,000.

The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.

EXAMPLE 2

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% X $57,857 = $134,464]; the lesser (a) and (b) is $57,857.

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

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                                                 HARTFORD LIFE INSURANCE COMPANY
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MAV PLUS DEATH BENEFIT WITH PREMIUM SECURITY DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

- You made a single Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR EARNINGS PROTECTION BENEFIT

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 - $100,000 - $0 + $0 = $9,273]

Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

Hartford would calculate the Contract gain as follows:

- Contract Value on the day we receive proof of Death [$117,403],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

- Add any adjustments for partial Surrenders [$0],

So the Contract gain equals $17,403.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($0),

Which equals $100,000. The cap is 200% of $100,000, which is $200,000.

PREMIUM SECURITY DEATH BENEFIT AMOUNT IS $117,403. (See Example 1 under Premium Security Death Benefit for details of calculation.)

ADJUSTED TOTAL PREMIUM PAYMENT AMOUNT IS $92,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)

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MAV PLUS DEATH BENEFIT

In this situation the cap does not apply, so Hartford takes the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% ($17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the death benefit.

EXAMPLE 2

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

- You made a single Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below))

- On the day we receive proof of Death, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 - $100,000 - $0 + $0 = $50,000]

Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.

CALCULATION OF CONTRACT GAIN

Hartford would calculate the Contract gain as follows:

- Contract Value on the day we receive proof of Death [$120,000],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

- Add any adjustments for partial Surrenders [$10,000],

So the Contract gain equals $30,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($10,000),

Which equals $90,000. The cap is 200% of $90,000, which is $180,000.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 - $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 - $10,000 = $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and adds that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.

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                                                 HARTFORD LIFE INSURANCE COMPANY
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APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

- Your Benefit Amount is $100,000, which is your initial Premium Payment.

- Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

- Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.

EXAMPLE 7: IF YOU ELECT TO "STEP-UP" THE HARTFORD'S PRINCIPAL FIRST AFTER THE 5TH YEAR, ASSUMING YOU HAVE MADE NO WITHDRAWALS, AND YOUR CONTRACT VALUE AT THE TIME OF STEP-UP IS $200,000, THEN

- We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

- Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

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HARTFORD LIFE INSURANCE COMPANY
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APPENDIX IV -- THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST PREFERRED WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

- Your Benefit Amount is $100,000, which is your initial Premium Payment.

- Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $7,500, which is your prior Benefit Payment ($5,000) plus 5% of your additional Premium Payment ($2,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

- Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

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                                                 HARTFORD LIFE INSURANCE COMPANY
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APPENDIX V -- ACCUMULATION UNIT VALUES

There is no information available for the Sub-Accounts because as of December 31, 2004, the Sub-Accounts had not commenced operations.

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HARTFORD LIFE INSURANCE COMPANY
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APPENDIX VI -- THE HARTFORD'S LIFETIME INCOME BUILDER -- EXAMPLES



FOR ALL EXAMPLES YOUR GUARANTEED MINIMUM DEATH IS THE GREATER OF THE BENEFIT AMOUNT AND THE CONTRACT VALUE ON THE DATE OF DUE PROOF OF DEATH.



EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S LIFETIME INCOME BUILDER WHEN YOU PURCHASE YOUR CONTRACT, YOU ARE YOUNGER THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.



- Your Benefit Amount is $100,000, which is your initial Premium Payment.



- Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.



- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be set equal to the Benefit Amount on the Contract Anniversary immediately following the Oldest Owner's 60th birthday.



EXAMPLE 2: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU MAKE NO ADDITIONAL PREMIUM PAYMENTS AND TAKE NO WITHDRAWALS DURING THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $105,000.



- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value (105,000) divided by the Maximum Contract Value (100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (105,000 / 100,000) -1 = .05 = 5%



- Your Benefit Amount is $105,000, which is your previous Benefit Amount multiplied by the automatic Benefit Amount increase.



- Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $105,000 * .004 = $420, this amount is deducted from the Contract Value.



EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.



- Your initial Benefit Amount is $100,000.



- Your Benefit Payment is $5,000.



- After the partial Surrender of $1,000, your Benefit Amount is $99,000.



- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.



- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value (95,000) divided by the Maximum Contract Value (100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (95,000 / 100,000) -1 = -.05 subject to the minimum of 0%



- Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.



- Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $99,000 * .004 = $396, this amount is deducted from the Contract Value.



EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 3. ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2 AND THAT, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.



- At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.



- Your Benefit Payment is $5,000.



- Your Benefit Amount after the premium payment is $119,000.



- Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.


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                                                 HARTFORD LIFE INSURANCE COMPANY
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EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 4. ASSUME THAT ON THE FOLLOWING
ANNIVERSARY (THE END OF CONTRACT YEAR 2) THE CONTRACT VALUE IS $118,000 AND THAT NO WITHDRAWALS WERE TAKEN IN CONTRACT YEAR 2.



- After Premium Payment, your Benefit Amount is $119,000.



- Your Benefit Payment is $5,950.



- At the anniversary, we calculate the automatic Benefit Amount increase. The ratio is the Contract Value (118,000) divided by the Maximum Contract Value (120,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (118,000 / 120,000) -1 = -.01667 subject to a minimum of 0%



- Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.



- Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $119,000 * .004 = $476, this amount is deducted from the Contract Value.



EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 5. ASSUME THAT IN THE THIRD CONTRACT YEAR, A $35,000 PARTIAL SURRENDER IS TAKEN. THE PARTIAL SURRENDER INCLUDES CDSC. THE WITHDRAWAL LOWERED THE CONTRACT VALUE FROM $115,000 TO $80,000.



- At the beginning of Contract Year 3, your initial Benefit Amount is $119,000.



- Your Benefit Payment is $5,950.



- Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows
    - (i) the Contract Value immediately following the partial withdrawal:
80,000
    - (ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: 119,000 - 35,000 = 84,000



- Your new Benefit Amount is $80,000.



- Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.



EXAMPLE 7: ASSUME THAT ON THE CONTRACT ANNIVERSARY IMMEDIATELY FOLLOWING THE OLDEST OWNER'S 60TH BIRTHDAY, THE CONTRACT VALUE IS $200,000.



- Your Benefit Amount after the automatic increase calculation is $200,000.



- Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $200,000 * .004 = $800, this amount is deducted from the Contract Value.



EXAMPLE 8: ASSUME THE OWNER WITHDRAWS $9,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.



- Your Benefit Amount is $80,000 before the partial Surrender.



- Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.



- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.



- Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.



EXAMPLE 9: ASSUME THE OWNER WITHDRAWS $12,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.



- Your Benefit Amount is $80,000 before the partial Surrender.



- Your Benefit Amount after the partial Surrender is $68,000.



- It is the lesser of Contract Value after the partial Surrender (73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.



- Your Benefit Amount will reset to $3,400, which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.



- Your Lifetime Benefit Payment will reset to $3,400, which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

To obtain a Statement of Additional Information, please complete the form below and mail to:

      Hartford Life Insurance Company
      Attn: Investment Product Services
      P.O. Box 5085
      Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information for Series I of Wells Fargo Director M Outlook variable annuity to me at the following address:

---------------------------------------------------
                                      Name

----------------------------------------------------------------
                                    Address

----------------------------------------------------------------
   City/State                                                        Zip Code

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                        HARTFORD LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT THREE

                   SERIES I OF WELLS FARGO DIRECTOR M OUTLOOK

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.

To obtain a prospectus, send a written request to Hartford Life Insurance Company Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.


Date of Prospectus: November 1, 2005
Date of Statement of Additional Information: November 1, 2005


TABLE OF CONTENTS

GENERAL INFORMATION                                                2
----------------------------------------------------------------------
    Safekeeping of Assets                                          2
----------------------------------------------------------------------
    Experts                                                        2
----------------------------------------------------------------------
    Non-Participating                                              2
----------------------------------------------------------------------
    Misstatement of Age or Sex                                     2
----------------------------------------------------------------------
    Principal Underwriter                                          2
----------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION                                    2
----------------------------------------------------------------------
    Total Return for all Sub-Accounts                              2
----------------------------------------------------------------------
    Yield for Sub-Accounts                                         3
----------------------------------------------------------------------
    Money Market Sub-Accounts                                      3
----------------------------------------------------------------------
    Additional Materials                                           3
----------------------------------------------------------------------
    Performance Comparisons                                        4
----------------------------------------------------------------------
ACCUMULATION UNIT VALUES                                           5
----------------------------------------------------------------------
FINANCIAL STATEMENTS                                            SA-1
----------------------------------------------------------------------

2                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS


The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 24, 2005 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in its method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004), and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account Three (the "Account") as of December 31, 2004, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period ended December 31, 2004 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 24, 2005, which are both included in this Statement of Additional Information and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. ("HSD"). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2004: $1,245,453; 2003: $1,870,390; and 2002: $2,540,909.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.

HARTFORD LIFE INSURANCE COMPANY                                                3
--------------------------------------------------------------------------------

The formula Hartford uses to calculate standardized total return is P(1+T)TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period. This figure reflects deductions for the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee.

The formula Hartford uses to calculate yield is: YIELD = 2[(a-b/cd +1)TO THE POWER OF 6 -1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

A money market fund Sub-Account may advertise yield and effective yield. Yield and effective yield figures reflect the deductions for the Contract, which include the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR." Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR X (365/7), where BPR = (A-B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

4                                                HARTFORD LIFE INSURANCE COMPANY
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PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

Hartford may also compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance, such as:

- The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

- The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. The Nasdaq Composite includes over 5,000 companies. On February 5, 1971, the Nasdaq Composite Index began with a base of 100.00.

- The Morgan Stanley Capital International EAFE Index (the "EAFE Index") of major markets in Europe, Australia and the Far East is a benchmark of international stock performance. The EAFE Index is "capitalization weighted," which means that a company whose securities have a high market value will contribute proportionately more to the EAFE Index's performance results than a company whose securities have a lower market value.

- The Lehman Brothers High Yield Corporate Index is a broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

- The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

HARTFORD LIFE INSURANCE COMPANY                                                5
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES

There is no information available for the Sub-Accounts because as of December 31, 2004, the Sub-Accounts had not commenced operations.

                                    PART A

CLASSIC DIRECTOR M OUTLOOK
SEPARATE ACCOUNT THREE
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085


[ICON]      1-800-862-6668 (CONTRACT OWNERS)
            1-800-862-7155 (REGISTERED REPRESENTATIVES)
[ICON]      WWW.HARTFORDINVESTOR.COM


                                                             [THE HARTFORD LOGO]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This prospectus describes information you should know before you purchase Series I of Classic Director M Outlook variable annuity or make subsequent premium payments. Please read it carefully and keep it for your records.



This variable annuity is a contract between you and Hartford Life Insurance Company ("us," "we" or "our") where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:


X  Flexible, because you may add Premium Payments at any time.


X Tax-deferred, which means you may not have to pay taxes until you take money out or until we start to make Annuity Payouts.


X Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.


You must allocate your Premium Payment to "Sub-Accounts." The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors ("Funds"). These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following portfolio companies: AllianceBernstein Variable Products Series Fund, Inc., Fidelity Variable Insurance Products, Hartford HLS Series Fund II, Inc., Hartford Series Fund, Inc., Lord Abbett Series Fund, Inc., Oppenheimer Variable Accounts Funds, Putnam Variable Trust, STI Classic Variable Trust, The Universal Institutional Funds Inc., and Van Kampen Life Investment Trust. The Funds are described in greater detail in Section 3.



You may also allocate some or all of your Premium Payment to the Fixed Accumulation Feature, which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our assets like the assets of the Separate Account.



You should keep this prospectus for your records. You can also contact us to get a Statement of Additional Information free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov). You may also obtain a copy of this prospectus and the Statement of Additional Information, as amended from time to time, in a compact disk by contacting us.



This Contract IS NOT:


- A bank deposit or obligation

- Federally insured

- Endorsed by any bank or governmental agency


This Contract and its features may not be available for sale in all states. Please refer to the "State Variations" discussion in Section 7 for additional information about variations in fees and features based on specific state requirements.

--------------------------------------------------------------------------------

PROSPECTUS DATED: NOVEMBER 1, 2005
STATEMENT OF ADDITIONAL INFORMATION DATED: NOVEMBER 1, 2005

2
                                                 HARTFORD LIFE INSURANCE COMPANY
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TABLE OF CONTENTS



                                                                            PAGE
--------------------------------------------------------------------------------
1. HIGHLIGHTS                                                                 3
--------------------------------------------------------------------------------
2. SYNOPSIS                                                                   6
--------------------------------------------------------------------------------
3. GENERAL CONTRACT INFORMATION                                               9
--------------------------------------------------------------------------------
  Hartford Life Insurance Company                                             9
--------------------------------------------------------------------------------
  The Separate Account                                                        9
--------------------------------------------------------------------------------
  The Funds                                                                   9
--------------------------------------------------------------------------------
  Fixed Accumulation Feature                                                 16
--------------------------------------------------------------------------------
4. PERFORMANCE RELATED INFORMATION                                           16
--------------------------------------------------------------------------------
5. THE CONTRACT                                                              17
--------------------------------------------------------------------------------
  a.  Purchases and Contract Value                                           17
--------------------------------------------------------------------------------
  b. Charges and Fees                                                        22
--------------------------------------------------------------------------------
  c.  The Hartford's Principal First and The Hartford's Principal First
  Preferred                                                                  24
--------------------------------------------------------------------------------
  d. Death Benefits                                                          28
--------------------------------------------------------------------------------
  e.  The Hartford's Lifetime Income Builder                                 31
--------------------------------------------------------------------------------
  f.  Surrenders                                                             35
--------------------------------------------------------------------------------
  g.  Annuity Payouts                                                        37
--------------------------------------------------------------------------------
  h.  Other Programs Available                                               41
--------------------------------------------------------------------------------
6. DEFINITIONS                                                               43
--------------------------------------------------------------------------------
7. OTHER INFORMATION                                                         45
--------------------------------------------------------------------------------
  Legal Matters                                                              47
--------------------------------------------------------------------------------
  More Information                                                           48
--------------------------------------------------------------------------------
  Financial Statements                                                       48
--------------------------------------------------------------------------------
  State Variations                                                           48
--------------------------------------------------------------------------------
8. FEDERAL TAX CONSIDERATIONS                                                49
--------------------------------------------------------------------------------
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                     55
--------------------------------------------------------------------------------
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS           56
--------------------------------------------------------------------------------
APPENDIX II -- DEATH BENEFIT -- EXAMPLES                                     62
--------------------------------------------------------------------------------
APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES                   66
--------------------------------------------------------------------------------
APPENDIX IV -- THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- EXAMPLES          67
--------------------------------------------------------------------------------
APPENDIX V -- ACCUMULATION UNIT VALUES                                       68
--------------------------------------------------------------------------------
APPENDIX VI -- THE HARTFORD'S LIFETIME INCOME BUILDER -- EXAMPLES            69
--------------------------------------------------------------------------------

                                                                               3
HARTFORD LIFE INSURANCE COMPANY
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1. HIGHLIGHTS



Below is some important information about your variable annuity Contract. To purchase a Contract you must complete our application or order request and submit it to us for approval with your first Premium Payment.



A. MAXIMUM ISSUE AGE:



Subject to State variations (see Section 7), the Annuitant, Contract Owner or Joint Contract Owner cannot be older than age 85 on the date your Contract is issued. For more information, see question Sections 1(h) and 5(a). We, or any financial adviser, may refuse to sell a Contract to any person based on age and other relevant criteria.



B. INITIAL INVESTMENT: For more information, see Section 5(a).



- $1,000 minimum investment.



- $500 with enrollment in the InvestEase-Registered Trademark- Program.



- Premium Payments may not exceed $1 million without our prior approval.



MINIMUM ADDITIONAL INVESTMENTS: $500 (other than investments made through InvestEase Program)



INVESTEASE PROGRAM: This program allows systematic additional investments of as little as $50 from a checking or savings account into your Contract monthly or quarterly.



RIGHT TO CANCEL PERIOD: For a limited time, usually within ten days after you receive your Contract, you may cancel your Contract without a Contingent Deferred Sales Charge. This "free look" period may be from ten to thirty-five days depending on your state. You may be subject to market losses or gains prior to our receipt of your request for cancellation. See "State Variations" in
Section 7 for more information.



C. IS THE FIXED ACCUMULATION FEATURE AVAILABLE? /X/ YES / / NO [see Section 3]



D. CONTINGENT DEFERRED SALES CHARGES:



There may be a variety of sales arrangements available for you to purchase a contract from us. These choices may range from contracts with no sales charges, front-end or Contingent Deferred Sales Charges, and contracts that offer Payment Enhancements (bonus feature). This Contract is subject to a Contingent Deferred Sales Charge when you make a full or partial Surrender of your Contract, subject to certain exceptions. The percentage used to determine your Contingent Deferred Sales Charge is:



YEAR                       1   2   3   4   5   6   7   8
---------------------------------------------------------
CHARGE                     7%  7%  7%  6%  5%  4%  3%  0%
---------------------------------------------------------



For more information, see Sections 2, 5(b) and 7.



NURSING HOME SALES CHARGE WAIVER: Should the need arise for the Annuitant, Owner or Joint Owner to enter a nursing home or hospital, you can access money from your Contract -- with no Contingent Deferred Sales Charges -- to help pay these expenses. Certain requirements must be met, including:



- The benefit will only apply to Premium Payments made prior to the nursing home or hospital stay;



- The nursing home or hospital stay must be prescribed by a physician; and



- The stay in the nursing home or hospital must exceed 180 consecutive days.



See "State Variations" in Section 7 for more information.



ANNUAL WITHDRAWAL AMOUNT: This is the amount we will allow you to receive annually without a Contingent Deferred Sales Charge.



- YEARS 1-7: 10% of total Premium Payments per Contract year on a non-cumulative basis.



- AFTER YEAR 7: 100% of any earnings, and Premium Payments invested more than 7 years plus 10% of Premium Payments invested for less than 7 years.



While we provide several ways for you to access your money, not all of your Premiums may be easily accessible. For instance, if you are less than 59 1/2 when you make a Surrender, you may have to pay a federal income tax penalty on the money you take out. Your Premiums are also subject to market risk based on the sub-account performance. See Section 1(h) for more information.



E. CONTRACT CHARGES:



- MORTALITY AND EXPENSE RISK CHARGE: 0.95% annually, charged daily from Sub-Account Value.



- ADMINISTRATIVE CHARGE: 0.20% annually, charged daily from Sub-Account Value.



- ANNUAL MAINTENANCE FEE: $30, waived for Contract Anniversary and Surrender values of $50,000 and over.



- PREMIUM TAXES: These are taxes paid to state or municipal authorities and range up to 3.5% of Premiums paid.



OPTIONAL BENEFIT CONTRACT CHARGES:



- MAV PLUS DEATH BENEFIT: 0.30% annually, charged daily from Sub-Account Value. [Not available if the Owner(s) or Annuitant is age 76 or older]



- THE HARTFORD'S PRINCIPAL FIRST: 0.50% annually, charged daily from Sub-Account Value. [Limited in qualified Contracts to Owner/Annuitants age 80 or younger]



- THE HARTFORD'S PRINCIPAL FIRST PREFERRED: 0.20% annually, charged daily from Sub-Account Value. [Limited to Contracts issued after 11/1/04 and in qualified Contracts to Owner/ Annuitants age 70 or younger]



- THE HARTFORD'S LIFETIME INCOME BUILDER: The initial charge is 0.40% of your then current Benefit Amount (as compared

4
                                                 HARTFORD LIFE INSURANCE COMPANY
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  to Sub-Account Value) but may be increased to a total maximum charge of .75%.
  This additional charge will automatically be deducted from your Contract Value each Contract Anniversary (as compared to daily deductions).



  See Section 5(b) for more information.



F. ANNUITY PAYOUT OPTIONS: You must begin to take Annuity Payouts by the later of the Annuitant's 90th birthday or the end of the 10th Contract Year. Your Annuity Payout Options are:



- Payments for a Period Certain                     -Life Annuity with Payments for a Period Certain
------------------------------------------------------------------------------------------------------
- Life Annuity                                      -Joint and Last Survivor Annuity
------------------------------------------------------------------------------------------------------
- Life Annuity with a Cash Refund                   -Joint and Last Survivor Annuity with Payments for
                                                     a Period Certain
------------------------------------------------------------------------------------------------------



G. DEATH BENEFITS: A Death Benefit is the amount we will pay if the annuitant, Contract owner, or joint Contract owner dies before we begin to make Annuity Payouts. All Death Benefits are calculated when we receive a certified death certificate or other legal document acceptable to us. We offer two standard Death Benefits. The Death Benefit issued with your Contract is based on the age of the Annuitant, Contract Owner or Joint Contract Owner. You may also choose to add an optional Death Benefit to your Contract for an additional charge. See
Section 5(d) for more information.



STANDARD DEATH BENEFITS -- AVAILABLE FOR NO ADDITIONAL CHARGE



- PREMIUM SECURITY DEATH BENEFIT: This benefit is available if both you and your Annuitant are younger than age 81 on the date we issue this Contract. The Death Benefit is the higher of (i) Contract Value, (ii) total Premiums adjusted for Surrenders, or (iii) the lesser of your Maximum Anniversary Value or your Contract Value plus 25% of your Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death). Once issued, this Death Benefit doesn't change for as long as you own your Contract.



- ASSET PROTECTION DEATH BENEFIT: This benefit is available if either you or your Annuitant are age 81 or older on the date we issue this Contract. The Death Benefit is the greatest of (i), (ii) or (iii):



   (i) Contract Value, or



   (ii) Contract Value plus 25% of total Premium Payments adjusted for Surrenders (excluding Premium Payments we receive within 12 months of or after death) or Premium Payments adjusted for Surrenders, whichever is less; or



   (iii) Contract Value plus 25% of your Maximum Anniversary Value (excluding subsequent Premium Payments we receive within 12 months of or after death) or Maximum Anniversary Value, whichever is less.



STANDARD DEATH BENEFIT -- IF YOU ELECT THE HARTFORD'S LIFETIME INCOME BUILDER



- The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit: This benefit replaces the standard Premium Security Death Benefit if you elect The Hartford's Lifetime Income Builder. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date proof of death is received by us.



OPTIONAL DEATH BENEFIT -- AVAILABLE FOR AN ADDITIONAL DAILY CHARGE EQUAL TO 0.30% ANNUALLY



- MAV PLUS -- Subject to State variations, this optional Death Benefit may be added to the Contract if both you and your Annuitant are younger than age 76. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Standard Death Benefit or Maximum Anniversary Value or the Earnings Protection Benefit. See Sections 2, 5(c) & 5(d) for more information.



H. THINGS TO CONSIDER BEFORE YOU BUY A VARIABLE ANNUITY



You should work with a financial adviser that you trust (along with a family member or friend, if needed), read all sales and disclosure materials thoroughly, and ask questions to ensure that you understand what you are buying. Owning an annuity represents a long-term financial commitment that can offer real benefits. However, a variable annuity may not be right for everyone. BEFORE YOU INVEST, YOU SHOULD THEREFORE CONSIDER WHETHER, AMONG OTHER THINGS:



- Generally, If you have a long term investment horizon.



- You can afford to make the initial and any subsequent Premium Payments based on your other assets and income.



- You thoroughly understand how this product works and how charges may affect your investments.



- You are able to tolerate market fluctuations based on underlying Fund performance.



- You have a need for tax-deferral or a Death Benefit.



- Investing in a variable annuity through an IRA is the right investment decision even though a variable annuity will provide no additional tax advantages.



- If you are an older person, you may not necessarily have a need for long-term income, tax deferral or a Death Benefit.



- If you want to make frequent Sub-Account transfers, you should not invest in this variable annuity.



For more information about variable annuities, see http://www.nasd.com/web/idcplg?IdcService=SS_GET_PAGE&nodeId=1232

                                                                               5
HARTFORD LIFE INSURANCE COMPANY
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I. WILL MY INVESTMENT ADVISER BE PAID A COMMISSION OR RECEIVE ANY TYPE OF A
COMPENSATION FOR SELLING THIS VARIABLE ANNUITY? [see Section 7]



Yes. Upfront commissions paid by us will not be more than 7% of Premium Payments. Trail commissions will not be more than 1% of Contract Value. From time to time we may also pay or permit other promotional incentives, in cash or credit or other compensation. Check with your Registered Representative about specific compensation arrangements.

6
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


2. SYNOPSIS



THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR SURRENDER THE CONTRACT. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.



CONTRACT OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchases (as a percentage
  of Premium Payments)                               None
---------------------------------------------------------
Contingent Deferred Sales Charge (as a percentage
  of Premium Payments) (1)
    First Year (2)                                      7%
---------------------------------------------------------
    Second Year                                         6%
---------------------------------------------------------
    Third Year                                          5%
---------------------------------------------------------
    Fourth Year                                         4%
---------------------------------------------------------
    Fifth Year                                          0%
---------------------------------------------------------


(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount. We waive the Contingent Deferred Sales Charge on certain types of Surrenders. See the Contingent Deferred Sales Charge in the Charges and Fees Section of this prospectus.

(2) Length of time from each Premium Payment.

CONTRACT OWNER PERIODIC EXPENSES


THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS (EXCEPT AS NOTED) DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.



ANNUAL MAINTENANCE FEE (3)                                  $30
-----------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage
  of average daily Sub-Account Value)
    Mortality and Expense Risk Charge                      1.40%
-----------------------------------------------------------------
    Administrative Charge                                  0.20%
-----------------------------------------------------------------
    Total Separate Account Annual Expenses                 1.60%
-----------------------------------------------------------------
OPTIONAL CHARGES (as a percentage of average daily
  Sub-Account Value)
-----------------------------------------------------------------
    MAV Plus Death Benefit Charge (4)                      0.30%
-----------------------------------------------------------------
    The Hartford's Principal First Charge (5)(6)           0.75%
-----------------------------------------------------------------
    The Hartford's Principal First Preferred
     Charge (5)                                            0.20%
-----------------------------------------------------------------
    Total Separate Account Annual Expenses with
     optional charges (4)(7)                               2.65%
-----------------------------------------------------------------
OPTIONAL CHARGES (as a percentage of the Benefit
  Amount)
    The Hartford's Lifetime Income Builder (as a
     percentage of the Benefit Amount) (5)(6)(8)           0.75%
-----------------------------------------------------------------



(3) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.



(4) See "State Variations" under Section 7 for additional information.



(5) You may choose only one of the following: The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder.



(6) While the maximum charges for The Hartford's Lifetime Income Builder and The Hartford's Principal First are 0.75%, the current fees for these benefits are 0.40% and 0.50%, respectively. These fees may increase on or after the 5th anniversary of election. See sections 5(c) and 5(e) for additional information.



(7) Total Separate Account Annual Expenses with optional Separate Account based charges includes charges for the highest combination of optional charges. In addition to separate account benefit charges, you may also incur Benefit Amount based charges if you elect The Hartford's Lifetime Income Builder rider.



(8) The annual charge is deducted on each Contract Anniversary or upon Surrender. If you Surrender your Contract prior to your first Contract Anniversary from the initial offering of this rider, we reserve the right to waive the rider charge.

                                                                               7
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.



                                           Minimum    Maximum
--------------------------------------------------------------
Total Annual Fund Operating Expenses
(these are expenses that are deducted
from Fund assets,
including management fees, Rule 12b-1
distribution
and/or service fees, and other expenses)      0.43%      3.34%
--------------------------------------------------------------

8
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

EXAMPLE


THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THE EXAMPLE REFLECTS A DEDUCTION FOR ANY CONTINGENT DEFERRED SALES CHARGE, ANNUAL MAINTENANCE FEE, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES INCLUDING THE HIGHEST COMBINATION OF OPTIONAL CHARGES, AND THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLE DOES NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES. IF YOU DO NOT SELECT ALL OF THE OPTIONAL BENEFITS, YOUR EXPENSES WOULD BE LOWER THAN THOSE SHOWN IN THE EXAMPLE.



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLE, WE ASSUME A CONTRACT VALUE OF $40,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED. OUR AVERAGE CONTRACT VALUE IS $80,000, BUT WE USE A SMALLER CONTRACT VALUE SO THAT WE CAN SHOW YOU THE HIGHEST POSSIBLE DEDUCTIONS. THE EXAMPLE ASSUMES THE ANNUAL MAINTENANCE FEE WILL ALWAYS BE DEDUCTED IF THE CONTRACT IS SURRENDERED. IF YOUR CONTRACT VALUE IS $50,000 OR MORE, WE WAIVE THE ANNUAL MAINTENANCE FEE, SO THE EXAMPLE SHOWS CHARGES THAT ARE HIGHER THAN YOU WOULD HAVE TO PAY. WE CHANGE THE ANNUAL MAINTENANCE FEE FOR A $40,000 CONTRACT VALUE INTO A PERCENTAGE TO MORE EASILY CALCULATE THE CHARGES. THE PERCENTAGE WE USE IS 0.075%.


THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

(1) If you Surrender your Contract at the end of the applicable time period:


1 year                                              $1,285
----------------------------------------------------------
3 years                                             $2,303
----------------------------------------------------------
5 years                                             $3,034
----------------------------------------------------------
10 years                                            $5,887
----------------------------------------------------------


(2) If you annuitize at the end of the applicable time period:


1 year                                              $  614
----------------------------------------------------------
3 years                                             $1,835
----------------------------------------------------------
5 years                                             $3,026
----------------------------------------------------------
10 years                                            $5,880
----------------------------------------------------------


(3) If you do not Surrender your Contract:


1 year                                              $  622
----------------------------------------------------------
3 years                                             $1,842
----------------------------------------------------------
5 years                                             $3,034
----------------------------------------------------------
10 years                                            $5,887
----------------------------------------------------------


CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?" in Section 5. Please refer to Appendix V for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.

                                                                               9
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


3. GENERAL CONTRACT INFORMATION


HARTFORD LIFE INSURANCE COMPANY


Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States as well as the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.


THE SEPARATE ACCOUNT


The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on June 22, 1994 and is registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or us. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate
Account:


- Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.


- Is not subject to the liabilities arising out of any other business we may conduct. However, all obligations under the Contract are our general corporate obligations.



- Is not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.


- May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.


- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds without regard to our other income, gains or losses.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.


THE FUNDS



SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VT CAPITAL APPRECIATION FUND  Trusco Asset Management, Inc.             Capital appreciation
  SUB-ACCOUNT which purchases shares of
  the Capital Appreciation Fund of the
  STI Classic Variable Trust
----------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VT LARGE CAP RELATIVE VALUE   Trusco Asset Management, Inc.             Long-term capital appreciation with
  FUND SUB-ACCOUNT (formerly Growth And                                             current income as a secondary goal
  Income Fund Sub-Account) which
  purchases shares of the Large Cap
  Relative Value Fund of the STI Classic
  Variable Trust
----------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VT LARGE CAP VALUE EQUITY     Trusco Asset Management, Inc.             Capital appreciation with current income
  FUND SUB-ACCOUNT (formerly STI Classic                                            as a secondary goal
  VT Value Income Stock Fund
  Sub-Account) which purchases shares of
  the Large Cap Value Equity Fund of the
  STI Classic Variable Trust
----------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VT MID-CAP EQUITY FUND        Trusco Asset Management, Inc.             Capital appreciation
  SUB-ACCOUNT which purchases shares of
  the Mid-Cap Equity Fund of the STI
  Classic Variable Trust
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP BALANCED WEALTH      Alliance Capital Management, L.P.         The highest total return consistent with
  STRATEGY PORTFOLIO SUB-ACCOUNT which                                              Alliance's determination of reasonable
  purchases Class B shares of the                                                   risk
  Balanced Wealth Strategy Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

10
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP GLOBAL RESEARCH      Alliance Capital Management, L.P.         Long-term growth of capital
  GROWTH PORTFOLIO SUB-ACCOUNT which
  purchases Class B shares of the
  Global Research Growth Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP INTERNATIONAL VALUE  Alliance Capital Management, L.P.         Long-term growth of capital
  PORTFOLIO SUB-ACCOUNT which purchases
  Class B shares of the International
  Value Portfolio of AllianceBernstein
  Variable Products Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP SMALL/MID CAP VALUE  Alliance Capital Management, L.P.         Long-term growth of capital
  PORTFOLIO SUB-ACCOUNT which purchases
  Class B shares of the Small/ Mid Cap
  Value Portfolio of AllianceBernstein
  Variable Products Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP VALUE PORTFOLIO      Alliance Capital Management, L.P.         Long-term growth of capital
  SUB-ACCOUNT which purchases Class B
  shares of the Value Portfolio of
  AllianceBernstein Variable Products
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Long-term capital appreciation
  CONTRAFUND-REGISTERED TRADEMARK- SUB-
  ACCOUNT which purchases Service
  Class 2 shares of Fidelity VIP
  Contrafund-Registered Trademark-
  Portfolio of Fidelity Variable
  Insurance Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Income
  EQUITY-INCOME SUB-ACCOUNT which
  purchases Service Class 2 shares of
  Fidelity VIP Equity-Income Portfolio
  of Fidelity Variable Insurance
  Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP        Fidelity Management & Research Company    Capital appreciation
  GROWTH SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity
  VIP Growth Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP MID    Fidelity Management & Research Company    Long-term growth
  CAP SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity
  VIP Mid Cap Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
FIDELITY-REGISTERED TRADEMARK- VIP VALUE  Fidelity Management & Research Company    Capital appreciation
  STRATEGIES SUB-ACCOUNT which purchases
  Service Class 2 shares of Fidelity VIP
  Value Strategies Portfolio of Fidelity
  Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND SUB-ACCOUNT    HL Investment Advisors, LLC., a Hartford  Long-term total return
  which purchases Class IA shares of      subsidiary, sub-advised by Wellington
  Hartford Advisers HLS Fund of Hartford  Management Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

                                                                              11
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND      HL Investment Advisors, LLC., sub-        Growth of capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Disciplined Equity   Company, LLP.
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND     HL Investment Advisors, LLC., sub-        High level of current income consistent
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          with growth of capital
  shares of Hartford Dividend and Growth  Company, LLP.
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD EQUITY INCOME HLS FUND           HL Investment Advisors, LLC., sub-        High level of current income consistent
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          with growth of capital
  shares of Hartford Equity Income HLS    Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD FOCUS HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term capital appreciation
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Focus HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL ADVISORS HLS FUND         HL Investment Advisors, LLC., sub-        Maximum long-term total rate of return
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Global Advisors HLS  Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND          HL Investment Advisors, LLC., sub-        Growth of capital growth
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management
  shares of Hartford Global Leaders HLS   Company, LLP.
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH HLS FUND SUB-ACCOUNT      HL Investment Advisors, LLC., sub-        Long-term capital appreciation
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Growth HLS Fund of Hartford    Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND    HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford Growth               Company, LLP.
  Opportunities HLS Fund of Hartford HLS
  Series Fund II, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND SUB-         HL Investment Advisors, LLC., sub-        High current income. Growth of capital
  ACCOUNT which purchases Class IA        advised by Hartford Investment            is a secondary objective
  shares of Hartford High Yield HLS Fund  Management Company, a Hartford
  of Hartford Series Fund, Inc.           subsidiary
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Match performance of publicly traded
  which purchases Class IA shares of      advised by Hartford Investment            common stocks
  Hartford Index HLS Fund of Hartford     Management Company
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL CAPITAL            HL Investment Advisors, LLC., sub-        Capital appreciation
  APPRECIATION HLS FUND SUB-ACCOUNT       advised by Wellington Management
  which purchases Class IA shares of      Company, LLP.
  Hartford International Capital
  Appreciation HLS Fund of Hartford
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------

12
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS  HL Investment Advisors, LLC., sub-        Growth of capital
  FUND SUB-ACCOUNT which purchases        advised by Wellington Management
  Class IA shares of Hartford             Company, LLP.
  International Opportunities HLS Fund
  of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY HLS  HL Investment Advisors, LLC., sub-        Capital appreciation
  FUND SUB-ACCOUNT which purchases        advised by Wellington Management
  Class IA shares of Hartford             Company, LLP.
  International Small Company HLS Fund
  of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND            HL Investment Advisors, LLC., sub-        Maximum current income consistent with
  SUB-ACCOUNT which purchases Class IA    advised by Hartford Investment            liquidity and preservation of capital
  shares of Hartford Money Market HLS     Management Company
  Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND     HL Investment Advisors, LLC., sub-        Maximum current income consistent with
  SUB-ACCOUNT which purchases Class IA    advised by Hartford Investment            safety of principal and maintenance of
  shares of Hartford Mortgage Securities  Management Company                        liquidity
  HLS Fund of Hartford Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND         HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford SmallCap Growth HLS  Company, LLP.
  Fund of Hartford HLS Series Fund II,
  Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term growth of capital, with income
  which purchases Class IA shares of      advised by Wellington Management          as a secondary consideration
  Hartford Stock HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORDTOTAL RETURN BOND HLS FUND        HL Investment Advisors, LLC., sub-        Competitive total return, with income as
  SUB-ACCOUNT (formerly Hartford Bond     advised by Hartford Investment            a secondary objective
  HLS Fund Sub-Account) which purchases   Management Company
  Class IA shares of Hartford Total
  Return Bond HLS Fund of Hartford
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES HLS   HL Investment Advisors, LLC., sub-        Maximum total return while providing
  FUND SUB-ACCOUNT which purchases        advised by Hartford Investment            high level of current income
  Class IA shares of Hartford U.S.        Management Company
  Government Securities HLS Fund of
  Hartford HLS Series Fund II, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD VALUE HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC., sub-        Long-term total return
  which purchases Class IA shares of      advised by Wellington Management
  Hartford Value HLS Fund of Hartford     Company, LLP.
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND     HL Investment Advisors, LLC., sub-        Short- and long-term capital
  SUB-ACCOUNT which purchases Class IA    advised by Wellington Management          appreciation
  shares of Hartford Value Opportunities  Company, LLP.
  HLS Fund of Hartford HLS Series Fund
  II, Inc.
----------------------------------------------------------------------------------------------------------------------------

                                                                              13
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT ALL VALUE PORTFOLIO SUB-      Lord Abbett & Co. LLC                     Long-term growth of capital and income
  ACCOUNT which purchases Class VC
  shares of the Lord Abbett All Value
  Portfolio of the Lord Abbett Series
  Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO     Lord Abbett & Co. LLC                     Current income and capital appreciation
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett America's
  Value Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT BOND-DEBENTURE PORTFOLIO      Lord Abbett & Co. LLC                     Current income and capital appreciation
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett
  Bond-Debenture Portfolio of the Lord
  Abbett Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO   Lord Abbett & Co. LLC                     Long-term growth of capital and income
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett Growth and
  Income Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT LARGE-CAP CORE PORTFOLIO      Lord Abbett & Co. LLC                     Growth and Income
  SUB-ACCOUNT which purchases Class VC
  shares of the Lord Abbett Large-Cap
  Core Portfolio of the Lord Abbett
  Series Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER AGGRESSIVE GROWTH FUND        OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Aggressive
  Growth Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND     OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Capital
  Appreciation Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND        OppenheimerFunds, Inc.                    Long-term capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Global
  Securities Fund/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND SUB-         OppenheimerFunds, Inc.                    Total return
  ACCOUNT which purchases Service Shares
  of Oppenheimer Main Street
  Fund-Registered Trademark-/VA
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND    OppenheimerFunds, Inc.                    Capital appreciation
  SUB-ACCOUNT which purchases Service
  Shares of Oppenheimer Main Street
  Small Cap Fund-Registered
  Trademark-/VA
----------------------------------------------------------------------------------------------------------------------------
PUTNAM DIVERSIFIED INCOME SUB-ACCOUNT     Putnam Investment Management, LLC.        Current income
  which purchases Class IB shares of
  Putnam VT Diversified Income Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------

14
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
PUTNAM GLOBAL ASSET ALLOCATION SUB-       Putnam Investment Management, LLC.        Long-term total return
  ACCOUNT which purchases Class IB
  shares of Putnam VT Global Asset
  Allocation Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM GROWTH AND INCOME SUB-ACCOUNT      Putnam Investment Management, LLC.        Capital growth and current income
  which purchases Class IB shares of
  Putnam VT Growth and Income Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM INTERNATIONAL EQUITY SUB-ACCOUNT   Putnam Investment Management, LLC.        Capital appreciation
  which purchases Class IB shares of
  Putnam VT International Equity Fund of
  Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM INVESTORS SUB-ACCOUNT which        Putnam Investment Management, LLC.        Long-term growth of capital and income
  purchases Class IB shares of Putnam VT
  Investors Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM NEW VALUE SUB-ACCOUNT which        Putnam Investment Management, LLC.        Long-term capital appreciation
  purchases Class IB shares of Putnam VT
  New Value Fund of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM SMALL CAP VALUE SUB-ACCOUNT which  Putnam Investment Management, LLC.        Capital appreciation
  purchases Class IB shares of Putnam VT
  Small Cap Value Fund of Putnam
  Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM THE GEORGE PUTNAM FUND OF BOSTON   Putnam Investment Management, LLC.        Balanced growth and income
  SUB-ACCOUNT which purchases Class IB
  shares of Putnam VT The George Putnam
  Fund of Boston of Putnam Variable
  Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM VISTA SUB-ACCOUNT which purchases  Putnam Investment Management, LLC.        Capital appreciation
  Class IB shares of Putnam VT Vista
  Fund of Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
PUTNAM VOYAGER SUB-ACCOUNT which          Putnam Investment Management, LLC.        Capital appreciation
  purchases Class IB shares of Putnam VT
  Voyager Fund of Putnam Variable Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT COMSTOCK SUB-ACCOUNT       Van Kampen Asset Management               Capital growth and income
  which purchases Class II shares of
  Comstock Portfolio of the Van Kampen
  Life Investment Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT GROWTH AND INCOME          Van Kampen Asset Management               Long-term growth of capital and income
  SUB-ACCOUNT which purchases Class II
  shares of Growth and Income Portfolio
  of the Van Kampen Life Investment
  Trust
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF EMERGING MARKETS EQUITY    Morgan Stanley Investment Management      Long-term capital appreciation
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of Emerging Markets Equity
  Portfolio of The Universal
  Institutional Funds, Inc.
----------------------------------------------------------------------------------------------------------------------------

                                                                              15
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SUB-ACCOUNT/FUND                                          ADVISOR                              OBJECTIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH             Morgan Stanley Investment Management      Long-term capital growth
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of Mid Cap Growth Portfolio of
  The Universal Institutional
  Funds, Inc.
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. MID CAP VALUE         Morgan Stanley Investment Management      Total return
  SUB-ACCOUNT which purchases Class II    Inc.
  shares of U.S. Mid Cap Value Portfolio
  of The Universal Institutional Funds,
  Inc.
----------------------------------------------------------------------------------------------------------------------------



Each Fund has varying degrees of risk depending on their portfolio. Funds are also subject to separate fees and expenses such as portfolio management fees, distribution fees and operating expenses that affect investment returns. PLEASE CONTACT US TO OBTAIN A COPY OF THE PROSPECTUSES FOR EACH FUND. YOU SHOULD READ THESE PROSPECTUSES CAREFULLY BEFORE INVESTING.



We do not guarantee the investment results of any of the underlying Funds.



The Funds may not be available in all states.



Mixed and Shared Funding -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding.



Certain underlying Fund shares may also be sold to "Qualified Plans" pursuant to an exemptive order and applicable tax laws. If recognized for federal income tax purposes, the ownership of these shares by nonqualified plans could cause affected Funds to fail the diversification requirements under Section 817 of the Code, which in turn could have adverse consequences for variable life and annuity owners invested in that Fund. Under the Code, these adverse consequences may be the responsibility (i) in the first instance, of the affected Owners, and
(ii) secondarily, of us as the issuer of the Contracts, pursuant to our reporting and withholding obligations.


VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

- Arrange for the handling and tallying of proxies received from Contract
  Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.


SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We may, subject to any applicable law, make certain changes the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. We may liquidate one or more Sub-Accounts if the board of directors of any underlying Fund determines that such actions are prudent.



We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.


In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no

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longer required, or may be combined with one or more other Separate Accounts.


ADMINISTRATIVE AND DISTRIBUTION SERVICES -- We or our affiliates have entered into agreements with the investment advisers or distributors of the Funds. Under the terms of these agreements, we or our affiliates provide administrative and distribution related services and the Funds pay fees to us or our affiliates that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees paid under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the 1940 Act.



FIXED ACCUMULATION FEATURE



THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE 1933 ACT AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.



Premium Payments and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.



We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a rate that meets your State's minimum requirements. We may change the minimum guaranteed interest rate subject only to applicable State insurance law. We may credit interest at a rate in excess of the minimum guaranteed interest rate. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors.



We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis. The Fixed Accumulation Feature interest rates may vary by State.



ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR.



From time to time, we may credit increased interest rates under certain programs established in our sole discretion.



We may restrict your ability to allocate Contract Values or Premium Payments to the Fixed Accumulation Feature at any time in our sole discretion. We may close the Fixed Accumulation Feature to new Premium Payments or transfers of existing Contract Value. We may also make the Fixed Accumulation Feature available only through enrollment in a program that we establish.



4. PERFORMANCE RELATED INFORMATION


The Separate Account may advertise certain performance related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated since the date of the Sub-Account's inception for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure includes the recurring charges at the Separate Account level including the Annual Maintenance Fee.

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A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level including the Annual Maintenance Fee.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.


5. THE CONTRACT



A. PURCHASES AND CONTRACT VALUE


WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

- Individual Retirement Annuities adopted according to Section 408 of the Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.


HOW DO I PURCHASE A CONTRACT?



You may purchase a Contract by completing and submitting an application or an order request along with the minimum initial Premium Payment. Additional Premium Payments are also subject to minimum and maximum thresholds discussed in the Highlights Section.



You and your Annuitant must not be older than the maximum age as described in the Highlights or State Variation Sections on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf.


HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?


Your initial Premium Payment will be invested within two Valuation Days of our actual receipt in our Administrative Offices of a properly completed application or an order request and the Premium Payment is in good order. If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.



If the request or other information accompanying the initial Premium Payment is incomplete or not in good order when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.


CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information, including a signature guarantee, before we can cancel your Contract.


Unless otherwise required by state law, we will pay you your Contract Value on the day we receive your request to cancel. The Contract Value may be more or less than your Premium


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Payments depending upon the investment performance of your Sub-Accounts. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. We do not refund any fees or charges deducted during this period. In certain states, we are required to return your Premium Payment if you decide to cancel your contract.


HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?


The Contract Value is the sum of the value of the Fixed Accumulation Feature and all Sub-Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the underlying Funds.


When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; divided by

- The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

- Contract charges including the daily deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, adjusted for the number of days in the period.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?


You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.


WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the underlying Funds available in your Contract.


You may transfer from one Sub-Account to another before and after the Annuity Commencement Date. Your transfer request will be processed on the day that it is received as long as it is received in good order on a Valuation Day before the end of any Valuation Day. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


WHAT HAPPENS WHEN I REQUEST A SUB-ACCOUNT TRANSFER?


When you request a Sub-Account transfer, we sell shares of the underlying Fund that makes up the Sub-Account you are transferring from and buy shares of the underlying Fund that makes up the Sub-Account you want to transfer into.



Each day, many Contract Owners request Sub-Account transfers. Some request transfers into a particular Sub-Account, and others request transfers out of a particular Sub-Account. In addition, each day some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Sub-Account's underlying Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combines all the requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Sub-Account's underlying Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.



In addition, many of the underlying Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, group funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in transactions similar to the Sub-Account transfers described for variable annuity Contract Owners.



We take advantage of our size and available technology to combine the sales of a particular underlying Fund for all the variable annuities, variable life insurance policies, retirement plans, group funding agreements or other products offered by us or our affiliates. We also combine all the purchases of that particular underlying Fund for all the products we offer. We then "net" those trades. This means that we sometimes reallocate shares of an underlying Fund within our accounts rather than buy new shares or sell shares of the underlying Fund.



For example, if we combine all transfer-out requests and Surrenders of the Hartford Stock HLS Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to purchase or transfer-in an amount equal to $300,000 of that Fund, then we would send a


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sell order to the underlying Fund for $700,000, which is a $1 million sell order minus the purchase order of $300,000.


WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

You should be aware that there are several important restrictions on your ability to make a Sub-Account transfer.


FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER EACH DAY. We limit each Contract Owner to one Sub-Account Transfer each day. We count all Sub-Account transfer activity that occurs on any one day as one Sub-Account transfer, except you cannot transfer the same Contract Value more than once a day.


For example, if the only transfer you make on a day is a transfer of $10,000 from the Hartford Money Market HLS Fund Sub-Account into another Sub-Account, it would count as one Sub-Account transfer. If, however, on a single day you transfer $10,000 out of the Hartford Money Market HLS Fund Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Likewise, if on a single day you transferred $10,000 out of the Hartford Money Market HLS Fund Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Conversely, if you have $10,000 in Contract Value distributed among 10 different Sub-Accounts and you request to transfer the Contract Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

However, you cannot transfer the same Contract Value more than once in one day. That means if you have $10,000 in the Hartford Money Market HLS Fund Sub-Account and you transfer all $10,000 into the Hartford Stock HLS Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Hartford Stock HLS Fund Sub-Account into another Sub-Account.


SECOND, WE HAVE IMPLEMENTED POLICIES DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, we do not want you to purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or engaging in frequent Sub-Account transfers in order to exploit inefficiencies in the pricing of the underlying Fund.



We attempt to curb frequent transfers in the following ways:


X  20 Transfer Rule;


X  Abusive Transfer Policy;



THE 20 TRANSFER RULE -- We employ the "20 Transfer Rule" to help curb frequent Sub-Account transfers. Under this policy, you are allowed to submit a total of 20 Sub-Account transfer requests each Contract Year for each Contract by any of the following methods: U.S. Mail, Voice Response Unit, Internet or telephone. Once these 20 Sub-Account transfers have been requested, you may submit any additional Sub-Account transfer requests only in writing by U.S. Mail or overnight delivery service. Transfer requests by telephone, voice recording unit, via the internet or sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it in good order.


We actively monitor Contract Owner's compliance with this policy. Our computer system will automatically send you a letter after your 10th Sub-Account transfer to remind you of our Sub-Account transfer policy. After your 20th transfer request, the computer system will not allow you to do another Sub-Account transfer by telephone, voice recording unit or via the internet. You will be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

Each Contract Anniversary, we reset your transfers to allow 20 new Sub-Account transfers by any means.


We may make changes to this policy at any time.


ABUSIVE TRANSFER POLICY -- Regardless of the number of Sub-Account transfers you have done under the 20 Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy, which is designed to respond to market timing activity observed by the underlying Funds.

Under the Abusive Transfer Policy, we rely on the underlying Funds to identify a pattern or frequency of Sub-Account transfers that the underlying Fund wants us to investigate. Most often, the underlying Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once an underlying Fund contacts us, we run a report that identifies all Contract Owners who transferred in or out of that underlying Fund's Sub-Account on the day or days identified by the underlying Fund. We then review the Contracts on that list to determine whether transfer activity of each identified Contract violates our written Abusive Transfer Policy. We don't reveal the precise details of this policy to make it more difficult for abusive traders to adjust their behavior to escape detection under this procedure. We can tell you that we consider some or all of the following factors in our review:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;


- the number of transfers completed in the current calendar quarter;



- whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies; or



- the policies and procedures of a potentially affected underlying Fund regarding frequent trading.


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If you meet the criteria established in our Abusive Transfer Policy, we will terminate your Sub-Account transfer privileges until your next Contract Anniversary, at which point your transfer privileges will be reinstated.


Since we combine all the purchases of a particular underlying Fund for all the products through net trades, the underlying Fund is unable to identify transfers of any specific Contract owner. As a result, there is the risk that the underlying Fund may not be able to identify abusive transfers.



Upon request by an underlying Fund, and subject to applicable law, we may provide the underlying Fund with the Tax Identification Number, and other identifying information contained in our records, of Contract Owners that engaged in Sub-Account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying Fund.



THIRD PARTY TRANSFER SERVICE AGREEMENTS -- In the past, Contract Owners that made an initial Premium Payment of $1 million or more, or who were acting on behalf of multiple Contract Owners with aggregate Contract values of $2 million or more, were required to sign a separate agreement with us that included additional restrictions on their ability to request Sub-Account transfers. We do not currently require Contract Owners or others to sign these agreements. However, if we believe that these agreements may help curb frequent transfers, or for any other reason, we may, without notice, begin requiring these agreements again. In the event such separate agreements are required, the terms and conditions of these agreements may vary from one agreement to the next but all of these agreements, without exception, would be more restrictive than our regular policies that restrict excessive Sub-Account transfers.


ARE THERE ANY EXCEPTIONS TO THESE POLICIES?


INDIVIDUAL EXCEPTIONS. Except for the exceptions listed below, we do not make any exceptions to our policies restricting frequent trading. This means that if you request to be excused from any of the policies and to be permitted to engage in a Sub-Account transfer that would violate any of these policies, we will refuse your request.



SOME ESTABLISHED EXCEPTIONS. You should be aware, however, that the 20 Transfer Rule and the Abusive Transfer Policy do not apply to all Contract Owners and do not apply in all circumstances, which we describe here:



- The 20 Transfer Rule and the Abusive Transfer Policy do not apply to certain Contracts serviced by Windsor Securities, Inc., a registered broker-dealer firm, that sued us in the 1990's for a variety of issues, including our attempt to limit its Contract Owners' Sub-Account transfers. As a result of the settlement of this litigation, these Contract Owners have different Sub-Account transfer restrictions. With respect to these Contract Owners, we currently only have the ability to restrict transfers into certain underlying Funds and to limit the total Contract Value invested in any one underlying Fund. As of December 31, 2004, the total Contract Value for this group of Contracts was approximately $115 million dollars.



- The 20 Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of an established asset allocation program or asset rebalancing program that rebalances a Contract Owner's holdings on a periodic, pre-established basis according to the prior written instructions of the Contract Owner or as part of a DCA program, including the DCA Plus program. That means that transfers that occur under these programs are not counted toward the 20 transfers allowed under the 20 Transfer Rule. We do not apply the 20 Transfer Rule to programs, like asset rebalancing, asset allocation and DCA programs, that allow Sub-Account transfers on a regularly scheduled basis because the underlying Funds expect these transfers and they usually do not represent the type of Sub-Account transfers that the underlying Funds find problematic.


Other than these exceptions, the only other exceptions to the 20 Transfer Rule impose more restrictive limitations than the 20 Transfer Rule. For example, in Oregon, we have the contractual right to limit Sub-Account transfers to only one Sub-Account transfer every 30 days and to require that the transfer request be sent in writing. We currently do not enforce this right, but should we choose to do so, it would be an exception to the 20 Transfer Rule. There are also some Third Party Transfer Service Agreements that are customized for certain brokers that contain transfer limitations that are also more restrictive than the 20 Transfer Rule.


POSSIBILITY OF UNDETECTED FREQUENT TRADING IN THE UNDERLYING FUNDS. In addition to the exceptions we have just described, you should also be aware that there may be frequent trading in the underlying Funds that we are not able to detect and prevent, which we describe here:



- There is a variable annuity that we offer that has no Contingent Deferred Sales Charge. We are aware that frequent traders have used this annuity in the past to engage in frequent Sub-Account transfers that do not violate the precise terms of the 20 Transfer Rule. We believe that we have addressed this practice by closing all the international and global funds available in the annuity. However, we cannot always tell if there is frequent trading in this product.



- These policies apply only to individuals and entities that own this Contract and any subsequent or more recent versions of this Contract. However, the underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all. Many of the group variable annuities or group funding agreements are offered to retirement plans, and plan sponsors administer their plan according to Plan documents. If these retirement plan documents have no restrictions on Sub-Account transfers, then we cannot apply the 20 Transfer Rule and may not be able to apply any other restriction on transfers. We have been working with


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  plan sponsors and plan administrators to ensure that any frequent transfer activity is identified and deterred. We have had only limited success in this area. Frequent transfers by individuals or entities that occur in other investment or retirement products provided by us could have the same abusive affect as frequent Sub-Account transfers done by other Contract Owners.


HOW AM I AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS? Frequent Sub-Account transfers often result in frequent purchases and redemptions of shares of the underlying Fund. Frequent purchases and redemptions of the shares of the underlying Funds may increase your costs under this Contract and may also lower your Contract's overall performance. Your costs may increase because the underlying Fund will pass on any increase in fees related to the frequent purchase and redemption of the underlying Fund's stocks. There would also be administrative costs associated with these transactions.

Frequent transfers may also cause an underlying Fund to hold more cash than the underlying Fund would like to hold. A large cash position means that the underlying Fund will not be fully invested and may miss a rise in value of the securities that the Fund would have purchased. If the underlying Fund chooses not to hold a larger cash position, then it may have to sell securities that it would have otherwise like to have kept, in order to meet its redemption obligations. Both of these measures could result in lower performance of the underlying Fund, which in turn would result in lower overall performance of your Contract.

Because frequent transfers may raise the costs associated with this Contract and lower performance, the effect may be a lower Death Benefit paid to your Beneficiary or lower annuity payouts for your Payee.

WHAT IF A PROSPECTUS FOR THE UNDERLYING FUNDS HAS
DIFFERENT POLICIES AND PROCEDURES REGARDING
FREQUENT TRADING?


While the prospectuses for the underlying Funds may describe policies and procedures regarding frequent trading that may be different from those described in this variable annuity prospectus, the policies and procedures described in this variable annuity prospectus control how we administer Sub-Account transfers.



We will continue to monitor transfer activity and we may modify these restrictions at any time.


FIXED ACCUMULATION FEATURE TRANSFERS -- During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%).

FIXED ACCUMULATION FEATURE TRANSFER RESTRICTIONS -- Each Contract Year you may transfer the greater of:

- 30% of the greatest Contract Value in the Fixed Accumulation Feature as of any Contract Anniversary or the Contract issue date. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. The 30% does not include Contract Value in any DCA Plus Program; or

- An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.

We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.

You must wait 6 months after your most recent transfer from the Fixed Accumulation Feature before moving Sub-Account Values back to the Fixed Accumulation Feature. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


TELEPHONE AND INTERNET TRANSFERS -- You can make transfers by contacting us.



Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of any Valuation Day on the next Valuation Day.



Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement us return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day on a Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the end of any Valuation Day the next Valuation Day. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.


We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of any Valuation Day on the day you made the transfer request.



We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We


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may suspend, modify, or terminate telephone or electronic transfer privileges at any time.


POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.


B. CHARGES AND FEES



Specific charges and fees are described in the Highlights Section.


THE CONTINGENT DEFERRED SALES CHARGE


The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.


We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.



SURRENDER ORDER -- During the Contract Year when a Contingent Deferred Sales Charge applies to the initial Premium Payment, all Surrenders in excess of the Annual Withdrawal Amount will be taken first from Premium Payments, then from earnings. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.



Thereafter, Surrenders in excess of the Annual Withdrawal Amount will be taken first from earnings and then from Premium Payments on a first-in-first-out basis. Only Premium Payments invested for less than the requisite holding period are subject to a Contingent Deferred Sales Charge.


THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:


- Annual Withdrawal Amount -- During Contract Years when a Contingent Deferred Sales Charge applies, you may take partial Surrenders up to 10% of the total Premium Payments subject to a Contingent Deferred Sales Charge. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for Contracts issued to a Charitable Remainder Trust.


- If you are a patient in a certified long-term care facility or other eligible facility -- We will waive any Contingent Deferred Sales Charge for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

X facility recognized as a general hospital by the proper authority of the state in which it is located;

X facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals;

X  facility certified as a hospital or long-term care facility; or

X nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

For this waiver to apply, you must:

- have owned the Contract continuously since it was issued,

- provide written proof of your eligibility satisfactory to us, and

- request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.

This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any Contingent Deferred Sales Charge applicable to any Premium Payments made while you are in an eligible facility or nursing home.

This waiver may not be available in all states.


- Upon death of the Annuitant or any Contract Owners -- No Contingent Deferred Sales Charge will be deducted if the Annuitant or any Contract Owner dies.


- Upon Annuitization -- The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. However, we will charge a Contingent Deferred Sales Charge if the Contract is Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

- For The Hartford's Principal First Benefit Payments -- If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

- For The Hartford's Principal First Preferred Benefit Payments -- If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


- For The Hartford's Lifetime Income Builder Payments -- If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


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- For Required Minimum Distributions -- This allows Annuitants who are age
  70 1/2 or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

- For substantially equal periodic payments -- We will waive the Contingent Deferred Sales Charge if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.

- Upon cancellation during the Right to Cancel Period -- No Contingent Deferred Sales Charge will be deducted if you cancel your Contract during the Right to Cancel Period.

MORTALITY AND EXPENSE RISK CHARGE


For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate specified above. This charge is deducted from your Sub-Account Value.


The Mortality and Expense Risk Charge is broken into charges for mortality risks and for an expense risk:

- Mortality Risk -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- Expense Risk -- We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The Mortality and Expense Risk Charge enables us to keep our commitments and to pay you as planned. If the Mortality and Expense Risk Charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the Mortality and Expense Risk charge exceeds these costs, we keep the excess as profit. We may use these profits for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from the Mortality and Expense Risk Charge.

ANNUAL MAINTENANCE FEE


The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.


WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.

ADMINISTRATIVE CHARGE


For administration, we apply a daily charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.


PREMIUM TAXES

We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 1% in Puerto Rico.

CHARGES AGAINST THE FUNDS


Annual Fund Operating Expenses -- The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already


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                                                 HARTFORD LIFE INSURANCE COMPANY
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deducted from the assets of the Funds. These charges are described in the Funds prospectus.


CHARGES FOR OPTIONAL BENEFITS


- MAV Plus or MAV/EPB Death Benefit Charge -- You may elect an optional Death Benefit called "MAV Plus Death Benefit" or "MAV Death Benefit" depending on state availability for an additional charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. You may only elect this benefit at the time you purchase your Contract.



- The Hartford's Principal First Charge -- The Hartford's Principal First is an option that can be elected at an additional charge. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.



- The Hartford's Principal First Preferred Charge -- The Hartford's Principal First Preferred is an option that can be elected for an additional annual charge. We deduct the charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts or when you cancel it.



- The Hartford's Lifetime Income Builder Charge -- The Hartford's Lifetime Income Builder is an option that can be elected at an additional charge based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make annuity payouts. This charge is not applied to the DCA Plus feature. The rider charge may be limited on Fixed Accounts based on state specific regulations.



  We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase The Hartford's Lifetime Income Builder charge on any Contract Anniversary, you will receive advance notice of the increase and will be given the opportunity to suspend the charge increase. If you suspend The Hartford's Lifetime Income Builder charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may re-start automatic Benefit Amount increases at the charge in effect since your most recent notification. In the case of a Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number days since the last charge was assessed, divided by 365.


REDUCED FEES AND CHARGES

We may offer, in our discretion, reduced fees and charges including, but not limited to Contingent Deferred Sales Charges, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.


C. THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S PRINCIPAL FIRST PREFERRED


ELECTING THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S PRINCIPAL FIRST PREFERRED


You may elect either The Hartford's Principal First or The Hartford's Principal First Preferred. This means if you elect The Hartford's Principal First you will never be able to elect The Hartford's Principal First Preferred. Likewise, if you elect The Hartford's Principal First Preferred you will never be able to elect The Hartford's Principal First. For qualified Contracts, The Hartford's Principal First cannot be elected if the Contract Owner or Annuitant is age 81 or older. The Hartford's Principal First Preferred cannot be elected if the Contract Owner or Annuitant is age 71 or older.


Once you elect The Hartford's Principal First you cannot cancel it and we will continue to deduct The Hartford's Principal First Charge until we begin to make Annuity Payouts.

You may cancel The Hartford's Principal First Preferred any time after the 5th Contract Year or the 5th anniversary of the date you added The Hartford's Principal First Preferred to your Contract. If you cancel The Hartford's Principal First Preferred, all Benefit Payments and charges for The Hartford's Principal First Preferred will terminate. Once The Hartford's Principal First Preferred is cancelled it cannot be reinstated.

OVERVIEW

The Hartford's Principal First and The Hartford's Principal First Preferred are optional benefits that, if elected, are intended to protect the amount of your investment from poor market performance. The amount of your investment that is protected from poor market performance will be different depending on when you elect your optional benefit. The amount that is protected is your "Benefit Amount." In other words, The Hartford's Principal First and The Hartford's Principal First Preferred operate as a guarantee of the Benefit Amount that you can access through a series of payments.

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DETERMINING YOUR BENEFIT AMOUNT

The initial Benefit Amount for both The Hartford's Principal First and The Hartford's Principal First Preferred depends on when you elect your optional benefit. If you elect your optional benefit when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. If you elect your optional benefit at a later date, your Contract Value, on the date it is added to your Contract, is equal to the initial Benefit Amount.


- Your Benefit Amount can never be more than $5 million.


- Your Benefit Amount is reduced as you take withdrawals.


Once the initial Benefit Amount has been determined, we calculates the maximum guaranteed payment that may be made each year ("Benefit Payment").



The Benefit Payment is 7% or 5% of your Benefit Amount for The Hartford's Principal First and The Hartford's Principal First Preferred, respectively.


BENEFIT PAYMENTS

Benefit Payments are non-cumulative, which means your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, for The Hartford's Principal First Preferred if you do not take 5% one year, you may not take more than 5% the next year.


If you elect your optional benefit when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you establish your optional benefit any time after you purchase your Contract, we count one year as the time between the date we added the optional benefit to your Contract and your next Contract Anniversary, which could be less than a year.


The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.


Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment, include any applicable Contingent Deferred Sales Charge.


If you Surrender more than the Benefit Payment out of your Contract in any one year we will recalculate the Benefit Amount. Any time we re-calculate your Benefit Amount or your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

If, in one year, your Surrenders total more than your Benefit Payment out of your Contract we will re-calculate your Benefit Amount and your Benefit Payment may be lower in the future. We recalculate your Benefit Amount by comparing the results of two calculations. First we deduct the amount of the last Surrender from your Contract Value ("New Contract Value") and then we deduct the amount of the last Surrender from the Benefit Amount ("New Benefit Amount"). Then we compare those results:

- If the New Contract Value is more than or equal to the New Benefit Amount, and more than or equal to the Premium Payments invested in the Contract before the Surrender, the Benefit Payment is unchanged.

- If the New Contract Value is more than or equal to the New Benefit Amount, but less than the Premium Payments invested in the Contract before the Surrender, we have to recalculate your Benefit Payment. For The Hartford's Principal First, your Benefit Payment becomes 7% of the greater of your New Contract Value and New Benefit Amount. For The Hartford's Principal First Preferred, your Benefit Payment becomes 5% of the greater of your New Contract Value and New Benefit Amount.

- If the New Contract Value is less than the New Benefit Amount, we have to recalculate your Benefit Payment. We recalculate the Benefit Payment by comparing the "old" Benefit Payment to the "new" Benefit Payment for the New Benefit Amount and your Benefit Payment becomes the lower of those two values. Your New Benefit Amount is then equal to the New Contract Value.

If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.


If you change the ownership or assign this Contract to someone other than your spouse after 12 months of electing either optional benefit, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future.


The Benefit Amount will be recalculated to equal the lesser of:

- The Benefit Amount immediately prior to the ownership change or assignment; or

- The Contract Value at the time of the ownership change or assignment.


Any time you make subsequent Premium Payments to your Contract, we also re-calculate your Benefit Amount and Benefit Payments. Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by a percentage of the amount of the subsequent Premium Payment.


SURRENDERING YOUR CONTRACT

You can Surrender your Contract any time, however, you will receive your Contract Value at the time you request the Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount you would have received under The Hartford's Principal First or The Hartford's Principal First Preferred.

If you still have a Benefit Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, you

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will still receive a Benefit Payment through a fixed annuity payout option until your Benefit Amount is depleted.

The fixed annuity payout option for The Hartford's Principal First is called The Hartford's Principal First Payout Option. The fixed annuity payout option for The Hartford's Principal First Preferred is called The Hartford's Principal First Preferred Payout Option.

While you are receiving payments under either of these fixed annuity payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining payments.

ANNUITIZING YOUR CONTRACT

If you elect The Hartford's Principal First or The Hartford's Principal First Preferred and later decide to annuitize your Contract, you may choose The Hartford's Principal First Payout Option or The Hartford's Principal First Preferred Payout Option in addition to those Annuity Payout Options offered in the Contract.


Under both of these Annuity Payout Options, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options.



If you, the joint Contract Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments or any of the death benefit options offered in your Contract.


If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary.


KEY DIFFERENCES BETWEEN THE HARTFORD'S PRINCIPAL FIRST AND THE HARTFORD'S PRINCIPAL FIRST PREFERRED

While The Hartford's Principal First and The Hartford's Principal First Preferred share many of the same characteristics, there are some important differences you should consider when deciding which benefit to choose.

      FEATURES                    THE HARTFORD'S PRINCIPAL FIRST                     THE HARTFORD'S PRINCIPAL FIRST PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
Charge                0.50% of Sub-Account Value                              0.20% of Sub-Account Value
------------------------------------------------------------------------------------------------------------------------------------
Benefit Payment       7% of Benefit Amount                                    5% of Benefit Amount
------------------------------------------------------------------------------------------------------------------------------------
Revocability          - Irrevocable.                                          - Revocable anytime after the 5th Contract Year or the
                                                                                5th anniversary of the date you added The Hartford's
                                                                                Principal First Preferred to your Contract.
                      - Charge continues to be deducted until we begin to     - Charge will terminate if The Hartford's Principal
                        make annuity payouts.                                   First Preferred is cancelled.
------------------------------------------------------------------------------------------------------------------------------------
Step Up               - After the 5th Contract Year, every five               - Not Available.
                        years thereafter.
------------------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age     - Non-Qualified & Roth IRA -- same as maximum Contract  - Non-Qualified & Roth IRA -- same as maximum Contract
                        issue age.*                                             issue age.*
                      - IRA/Qualified -- Age 80                               - IRA/Qualified -- Age 70
------------------------------------------------------------------------------------------------------------------------------------
Investment            - None                                                  - You are not permitted to transfer more than 10% of
Restrictions                                                                    your Contract Value as of your last Contract
                                                                                Anniversary between certain investment options. This
                                                                                restriction is not currently enforced.
------------------------------------------------------------------------------------------------------------------------------------
Spousal Continuation  - Available                                             - Available
------------------------------------------------------------------------------------------------------------------------------------


* For more information on the maximum Contract issue age please see the Section "How do I purchase the Contract?"


THE HARTFORD'S PRINCIPAL FIRST -- STEP-UP


Any time after the 5th year The Hartford's Principal First has been in effect, you may elect to "step-up" the Benefit Amount. There is no "step-up" available for The Hartford's Principal First Preferred. If you choose to "step-up" the Benefit Amount, your Benefit Amount will be re-calculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to "step-up" the Benefit Amount if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year The Hartford's Principal First "step-up" has been in place, you may choose to "step-up" the Benefit Amount again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can "step-up" without waiting for the 5th year their Contract has been in force.


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We currently allow you to "step-up" The Hartford's Principal First on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a "step-up" to occur on your Contract Anniversary. AT THE TIME YOU ELECT TO "STEP-UP," WE MAY BE CHARGING MORE FOR THE HARTFORD'S PRINCIPAL FIRST BUT IN NO EVENT WILL THIS CHARGE EXCEED 0.75% ANNUALLY. REGARDLESS OF WHEN YOU BOUGHT YOUR CONTRACT, UPON "STEP-UP" WE WILL CHARGE YOU THE CURRENT CHARGE. BEFORE YOU DECIDE TO "STEP-UP," YOU SHOULD REQUEST A CURRENT PROSPECTUS WHICH WILL DESCRIBE THE CURRENT CHARGE FOR THIS BENEFIT.


THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- INVESTMENT RESTRICTIONS


If you elect The Hartford's Principal First Preferred you are not permitted to transfer more than 10% of your Contract Value as of your last Contract Anniversary from the Non-Growth Sub-Accounts to the Growth Sub-Accounts in any one Contract Year. If you transfer more than 10% of your Contract Value The Hartford's Principal First Preferred will automatically terminate and all Benefit Payments and The Hartford's Principal First Preferred charge will cease. We may add or delete Sub-Accounts from the Non-Growth and Growth sub-account lists at any time. Currently, we do not enforce this investment transfer restriction. We will provide you 30 days written notice when we elect to enforce this investment transfer restriction.



NON-GROWTH SUB-ACCOUNTS                                            GROWTH SUB-ACCOUNTS
------------------------------------------------------------------------------------------------------
AllianceBernstein VP Balanced                       AllianceBernstein VP Global
  Wealth Strategy Portfolio                         Research Growth Portfolio
AllianceBernstein VP International Value            Fidelity VIP Contrafund-Registered Trademark-
  Portfolio                                         Portfolio
AllianceBernstein VP Small/Mid Cap                  Fidelity VIP Growth Portfolio
  Value Portfolio                                   Fidelity VIP Mid Cap Portfolio
AllianceBernstein VP Value                          Hartford Global Advisers HLS Fund
  Portfolio                                         Hartford Global Leaders HLS Fund
Fidelity VIP Equity-Income Portfolio                Hartford Growth HLS Fund
Fidelity VIP Value Strategy Portfolio               Hartford Growth Opportunities
Hartford Advisers HLS Fund                          HLS Fund
Hartford Disciplined Equity HLS Fund                Hartford International Capital
Hartford Dividend and Growth HLS                    Appreciation HLS Fund
  Fund                                              Hartford Small Cap Growth HLS Fund
Hartford Equity Income HLS Fund                     Oppenheimer Aggressive Growth
Hartford Focus HLS Fund                             Fund/VA
Hartford High Yield HLS Fund                        Oppenheimer Capital Appreciation
Hartford Index HLS Fund                             Fund/VA
Hartford International Opportunities                Oppenheimer Global Securities
  HLS Fund                                          Fund/VA
Hartford International Small                        Putnam VT Vista Fund
  Company HLS Fund                                  Putnam VT Voyager Fund
Hartford Money Market HLS Fund                      STI Classic VT Capital
Hartford Mortgage Securities HLS                    Appreciation Fund
  Fund                                              STI Classic VT Mid-Cap Equity
Hartford Stock HLS Fund                             Fund
Hartford Total Return Bond HLS Fund                 Van Kampen UIF Emerging Markets
Hartford U.S. Government Securities                 Equity Portfolio
  HLS Fund                                          Van Kampen UIF Mid Cap Growth
Hartford Value HLS Fund                             Portfolio
Hartford Value Opportunities HLS
  Fund
Lord Abbett All Value Portfolio
Lord Abbett America's Value
  Portfolio
Lord Abbett Bond-Debenture
  Portfolio
Lord Abbett Growth and Income
  Portfolio
Lord Abbett Large Cap Core
  Portfolio
Oppenheimer Main Street Small Cap
  Fund-Registered Trademark-/VA
Oppenheimer Main Street
  Fund-Registered Trademark-/VA
Putnam VT Diversified Income Fund
Putnam VT Global Asset
  Allocation Fund
Putnam VT Growth and
  Income Fund
Putnam VT International
  Equity Fund
Putnam VT Investors Fund
Putnam VT New Value Fund
Putnam VT Small Cap Value Fund
Putnam VT The George Putnam Fund
  of Boston
STI Classic VT Growth and
  Income Fund
STI Classic VT Value Income
  Stock Fund
Van Kampen LIT Comstock Portfolio
Van Kampen LIT Growth and
  Income Portfolio
Van Kampen UIF U.S. Mid Cap
  Value Portfolio
------------------------------------------------------------------------------------------------------


REQUIRED MINIMUM DISTRIBUTIONS

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on an annual basis, usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.

28
                                                 HARTFORD LIFE INSURANCE COMPANY
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For purposes of The Hartford's Principal First Preferred, if you enroll in our
Automatic Income Program to satisfy the Required Minimum Distributions from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount or Benefit Payment.

OTHER INFORMATION

The Hartford's Principal First and The Hartford's Principal First Preferred may not be available in all states or through all broker-dealers.


We reserve the right to treat all Contracts issued to you by us or one of our affiliates within a calendar year as one Contract for purposes of The Hartford's Principal First and The Hartford's Principal First Preferred. This means that if you purchase two Contracts from us in any twelve month period and elect either The Hartford's Principal First or The Hartford's Principal First Preferred on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.


For examples on how The Hartford's Principal First is calculated, please see "Appendix III." For examples on how The Hartford's Principal First Preferred is calculated, please see "Appendix IV."


D. DEATH BENEFITS



In most cases, we have used the same terminology in the Contract and in this prospectus. However, when describing the Death Benefits, we have used different terms in this prospectus than in the Contract. When you receive your Contract after purchase, it will include Contract riders that describe your Death Benefit. For the standard Death Benefit, called Premium Security Death Benefit in your prospectus, for age 80 and under, you will receive riders entitled "Asset Protection Death Benefit" and "Premium Protection Death Benefit." Together, these riders make up the Premium Security Death Benefit. For the Asset Protection Death Benefit, you will receive a Contract rider with the same name. If you elect the MAV Plus Death Benefit, you will receive a rider entitled the "Maximum Anniversary Value/Earnings Protection Benefit" rider. If, after you receive your Contract you have any questions about terminology of the names of the riders, please call your Registered Representative or Hartford.


WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Contract Owner, joint Contract Owner, or the Annuitant dies before we begin to make Annuity Payouts. We calculate the Death Benefit when we receive a certified death certificate or other legal document acceptable to us. The calculations for the Death Benefit that are described below are based on the Contract Value on the date we receive a certified death certificate or other legal document acceptable to us.

The calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.


This Contract comes with a standard Death Benefit, which depends on the age of you and your Annuitant. This minimum guaranteed Death Benefit is at no additional cost. If you and your Annuitant are younger than age 81 on the issue date, your Death Benefit is the Premium Security Death Benefit. If you or your Annuitant are age 81 or older, your Death Benefit is the APB Death Benefit, which is short for Asset Protection Death Benefit. This minimum guaranteed Death Benefit is offered at no additional cost. If you elect the The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit. The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit is described later in this prospectus.


THE PREMIUM SECURITY DEATH BENEFIT

If both you and your Annuitant are younger than age 81 on the date we issue this Contract, your Death Benefit is the greatest of:

- Your Contract Value on the date we receive due proof of death;

- Your Total Premium Payments adjusted for any partial Surrenders; or

- The lesser of:

X  Your Maximum Anniversary Value described below; or

X Your Contract Value on the date we receive due proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.

THE ASSET PROTECTION DEATH BENEFIT

If you or your Annuitant are age 81 or older on the date we issue this Contract, the Death Benefit is the greatest of:

- Your Contract Value on the date we receive due proof of death;

- The lesser of:

X  Total Premium Payments adjusted for any partial Surrenders; or

X Your Contract Value on the date we receive due proof of death plus 25% of total Premium Payments adjusted for partial Surrenders and excluding subsequent Premium Payments we receive within 12 months of death.

- The lesser of:

X  Your Maximum Anniversary Value described below; or

X Your Contract Value on the date we receive proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.

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HARTFORD LIFE INSURANCE COMPANY
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MAXIMUM ANNIVERSARY VALUE

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier.

The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

- Your Anniversary Value is reduced for any partial Surrenders as shown below.

The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

ADJUSTMENTS FOR SURRENDERS

We calculate the adjustments to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar for dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

OPTIONAL DEATH BENEFIT

You may elect an optional Death Benefit for an additional charge. We call the optional Death Benefit the "MAV Plus Death Benefit," which is short for "Maximum Anniversary Value Plus Death Benefit." The name of the rider for the MAV Plus Death Benefit is called the "Maximum Anniversary Value/Earnings Protection Benefit" rider. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Premium Security Death Benefit and MAV Plus Death Benefit.


In states where the MAV Plus Death Benefit is not available, we offer the "MAV Death Benefit," which stands for "Maximum Anniversary Value Death Benefit." Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information see State Variations in Section 7 or, call your Registered Representative or contact us.



THE MAV PLUS DEATH BENEFIT



You may elect the "MAV Plus Death Benefit" or "Maximum Anniversary Value Plus Death Benefit" for an additional charge. If you elect MAV Plus, the benefit that we pay upon death will be the greater of the Standard Death Benefit and MAV Plus Death Benefit. In states where the MAV Plus Death Benefit is not available, we offer the "MAV Death Benefit," which stands for "Maximum Anniversary Value Death Benefit." Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, contact us or your Registered Representative.



The MAV Plus Death Benefit is available for an additional annual charge, deducted daily, based on your Contract Value invested in the Sub-Accounts. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.



The MAV Plus Death Benefit is the greatest of:



- Your Contract Value on the date we receive due proof of death;



- Total Premium Payments adjusted for any partial Surrender;



- Your Maximum Anniversary Value; or



- Your Earnings Protection Benefit described below.



EARNINGS PROTECTION BENEFIT


The Death Benefit depends on the age of you and your Annuitant on the date the MAV Plus Death Benefit is added to your Contract. If each age is 69 or younger, the benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap. The terms "gain" and "cap" are described below.

If you and/or your Annuitant are age 70 or older on the date the MAV Plus Death Benefit is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.

We determine Contract gain by subtracting your Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value on the calculation date. We then deduct any Premium Payments and add adjustments for any partial Surrenders made during that time.

We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.

The Contract gain that is used to determine your Death Benefit has a limit or "cap." The cap is 200% of the following:

- The Contract Value on the date the MAV Plus Death Benefit was added to your Contract; plus

- Premium Payments made after the MAV Plus Death Benefit was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus

- Any adjustments for partial Surrenders.

ADDITIONAL INFORMATION ABOUT THE DEATH BENEFITS

For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under sub-section entitled "Taxation of Annuities -- General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans."

We impose a limit on total death benefits if:


- The total death benefits are payable as a result of the death of any one person under one or more deferred variable annuities issued by us or our affiliates, and

30
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

- Aggregate Premium Payments total $5 million or more.

When the limit applies, total death benefits cannot exceed the greater of:

- The aggregate Premium Payments reduced by an adjustment for any Surrenders; or

- The aggregate Contract Value plus $1 million.

However, if you add Premium Payments to any of your Contracts such that aggregate Premium Payments total to $5 million or more, the aggregate death benefit will be the greater of the maximum death benefit above or:

- The aggregate Contract Value; plus

- The aggregate death benefits in excess of the aggregate Contract Values at the time you added the Premium Payments to your Contracts.

Any reduction in death benefits to multiple variable annuity contracts will be in proportion to the Contract Value of each Contract at the time of reduction.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Contract Owner has designated the manner in which the Beneficiary will receive the Death Benefit. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

If your Beneficiary elects to receive the Death Benefit amount as a lump sum payment, we may transfer that amount to our General Account and issue the Beneficiary a draftbook. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For Federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. If the Beneficiary resides or the Contract was purchased in a state that imposes restrictions on this method of lump sum payment, we may issue a check to the Beneficiary.

The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.

The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

Required Distributions -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

Alternatives to the Required Distributions -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation -- If the Contract Owner dies and a Beneficiary is the Contract Owner's spouse, that portion of the Contract for which the spouse is considered the Beneficiary will continue with the spouse as Contract Owner, unless the spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.


If your spouse continues any portion of the Contract as Contract Owner and elects the MAV Plus Death Benefit, we will use the date the Contract is continued with your spouse as Contract Owner as the effective date the optional Death Benefit was added to the Contract. This means we will use the date the Contract is continued with your spouse as Contract Owner as

                                                                              31
HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

the effective date for calculating the MAV Plus Death Benefit. The percentage used for the MAV Plus Death Benefit will be determined by the oldest age of any remaining joint Contract Owner or Annuitant at the time the Contract is continued.


WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.

If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Contract Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .               AND . . .                            AND . . .
------------------------------------------------------------------------------------------------------
Contract Owner                There is a surviving joint Contract  The Annuitant is living or deceased
                              Owner
------------------------------------------------------------------------------------------------------
Contract Owner                There is no surviving joint          The Annuitant is living or deceased
                              Contract Owner
------------------------------------------------------------------------------------------------------
Contract Owner                There is no surviving joint          The Annuitant is living or deceased
                              Contract Owner and the Beneficiary
                              predeceases the Contract Owner
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is living         There is no named Contingent
                                                                   Annuitant
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is living         The Contingent Annuitant is living
------------------------------------------------------------------------------------------------------
Annuitant                     The Contract Owner is a trust or     There is no named Contingent
                              other non-natural person             Annuitant
------------------------------------------------------------------------------------------------------

IF THE DECEASED IS THE . . .            THEN THE . . .
----------------------------
Contract Owner                Joint Contract Owner receives the
                              Death Benefit.
----------------------------
Contract Owner                Designated Beneficiary receives the
                              Death Benefit.
----------------------------
Contract Owner                Contract Owner's estate receives
                              the Death Benefit.
----------------------------
Annuitant                     The Contract Owner becomes the
                              Contingent Annuitant and the
                              Contract continues. The Contract
                              Owner may waive this presumption
                              and receive the Death Benefit.
----------------------------
Annuitant                     Contingent Annuitant becomes the
                              Annuitant, and the Contract
                              continues.
----------------------------
Annuitant                     The Contract Owner receives the
                              Death Benefit.
----------------------------

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .              AND . . .                     THEN THE . . .
----------------------------------------------------------------------------------------------
Contract Owner                  The Annuitant is living         Designated Beneficiary becomes
                                                                the Contract Owner.
----------------------------------------------------------------------------------------------
Annuitant                       The Contract Owner is living    Contract Owner receives the
                                                                payout at death, if any.
----------------------------------------------------------------------------------------------
Annuitant                       The Annuitant is also the       Designated Beneficiary
                                Contract Owner                  receives the payout at death,
                                                                if any.
----------------------------------------------------------------------------------------------

These are the most common scenarios, however, there are others. Some of the Annuity Payout Options may not result in a payout at death. For more information on Annuity Payout Options that may not result in a payout at death please see the section entitled "Annuity Payouts." If you have questions about these and any other scenarios, please contact your Registered Representative or us.


E. THE HARTFORD'S LIFETIME INCOME BUILDER



OVERVIEW



The Hartford's Lifetime Income Builder is an optional rider that is intended to help protect your Contract investment from poor market performance. The Hartford's Lifetime Income Builder provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, The Hartford's Lifetime Income Builder is a guarantee of the Benefit Amount that you can access two ways:



- WITHDRAWAL BENEFIT allows (a) BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or
  (b) LIFETIME BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the

32
                                                 HARTFORD LIFE INSURANCE COMPANY
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  death of any Owner(s) if the oldest Owner(s) is age 60 or older. You may elect to receive either a Benefit Payment or a Lifetime Benefit Payment at one time. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; or



- GUARANTEED MINIMUM DEATH BENEFIT a Death Benefit equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. The Death Benefit is payable at the death of any Contract Owner or Annuitant. DEPLETING THE BENEFIT AMOUNT BY TAKING WITHDRAWAL BENEFITS OR SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE THAT DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER RIDER.



ELECTING THE HARTFORD'S LIFETIME INCOME BUILDER



You may elect The Hartford's Lifetime Income Builder only at the time of purchase and once you do so, your choice is irrevocable. The benefits comprising The Hartford's Lifetime Income Builder may not be purchased separately.



The Hartford's Lifetime Income Builder is only available if the oldest Contract Owner or Annuitant is age 75 or younger at Contract issue.



If you elect The Hartford's Lifetime Income Builder, you may not elect The Hartford's Principal First or The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit.



DETERMINING YOUR BENEFIT AMOUNT



The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of any subsequent Premium Payments and automatic Benefit Amount increases. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.



- Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as "automatic Benefit Amount increases"), depending on the investment performance of your Contract. To compute this sum percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value, less 1. In no event will this ratio be less than 0% or greater than 10%. Automatic Benefit Amount increases will continue until the Contract Anniversary immediately following the oldest Owner's or Annuitant's 75th birthday.



- Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment.



- Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



  C. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in
      (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:



      (i)  the Contract Value immediately following the Surrender; or



      (ii) the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.



- Benefit Amount limits. Your Benefit Amount cannot be less than $0 or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under The Hartford's Lifetime Income Builder.



If your automatic Benefit Amount increases have been suspended as a result of your declining an automatic Benefit Amount increase, you will have the option to elect the automatic Benefit Amount increase again 30 days prior to each Contract Anniversary at the then current charge. If you decide to elect the automatic Benefit Amount increase on a future Contract Anniversary, we will thereafter resume automatic Benefit Amount increases.



Since the Benefit Amount is a central source for both benefits under The Hartford's Lifetime Income Builder, taking withdrawals will ultimately lessen or eliminate the Guaranteed Minimum Death Benefit.



Please refer to the Examples included in Appendix VI for a more complete description of these effects.



WITHDRAWAL BENEFIT



The following Section describes both BENEFIT PAYMENTS and LIFETIME BENEFIT PAYMENTS which together comprise the Withdrawal Benefit.



BENEFIT PAYMENTS



Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through


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HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

our General Account which is subject to our claims paying ability and other liabilities as a company.



The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.



Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment, include any applicable Contingent Deferred Sales Charge.



Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is equal to the Benefit Payment immediately prior to the Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.



  C. If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender times 5%.



If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.



If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made.



If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.



If Surrenders are less than or equal to the Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.



LIFETIME BENEFIT PAYMENT



Under this option, Surrenders may be taken as a Lifetime Benefit Payment that is initially set equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the oldest Owner's 60th birthday or 5% of the initial Benefit Amount if the oldest Owner is 60 or older at the rider's effective date. In other words, you may elect to go from Benefit Payments to Lifetime Benefit Payments once the oldest Contract Owner turns 60 provided that your Contract Value at the time of election is greater than zero. The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.



Lifetime Benefit Payments can be divided up and taken on any payment schedule that you request.



Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment, include any applicable Contingent Deferred Sales Charge.



Whenever a Surrender is taken after the Contract Anniversary immediately following the oldest Owner's 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:



  A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.



  B. If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of
      (A) will apply.



  C. If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender times 5%.



If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.



Lifetime Benefit Payments will be available until the first death of any Contract Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout.


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If you make a subsequent Premium Payment after the Contract Anniversary immediately following the oldest Owner's 60th birthday, the Lifetime Benefit Payment will be re-calculated on the next Contract Anniversary to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.



If Surrenders are not taken prior to the Contract Anniversary immediately following the oldest Contract Owner's 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the oldest Contract Owner's 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment.



If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the oldest Owner's 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.



If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the contract and pay the Surrender Value.



Please refer to the Examples included in Appendix VI for a more complete description of these effects.



SURRENDERING YOUR CONTRACT UNDER THE HARTFORD'S LIFETIME INCOME BUILDER



You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request this Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under The Hartford's Lifetime Income Builder.



If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, we will issue a payout annuity. If the Contract Owner is a natural person we will treat the Contract Owner(s) as the Annuitant(s) for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either The Hartford's Lifetime Income Builder Fixed Period Certain Payout or The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option described in the Annuity Payout Section. The election is irrevocable. You may elect to defer the Annuity Commencement Date until you are eligible for The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout, described below.



GUARANTEED MINIMUM DEATH BENEFIT PROVISION



The Hartford's Lifetime Income Builder includes a Guaranteed Minimum Death Benefit ("GMDB") that replaces the standard Premium Security Death Benefit described in this prospectus. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date due proof of death is received by us. IF THE CONTRACT VALUE IS ZERO AS OF THE DATE OF DUE PROOF OF DEATH IS RECEIVED BY US, THERE WILL BE NO DEATH BENEFIT UNDER THE HARTFORD'S LIFETIME BUILDER.



OWNERSHIP CHANGE



We reserve the right to approve all ownership changes. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under The Hartford's Lifetime Income Builder so long as the change in ownership does not affect the life on which the Contract is based and does not result in a change in the tax identification number under the Contract.



Any ownership change made prior to the first Contract Anniversary will have no impact on The Hartford's Lifetime Income Builder rider or the benefits thereunder as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change.



An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the oldest Owner(s) or Annuitant after the change are less than age 76 at the time of the change will automatically result in either (A) or (B):



  (A) If The Hartford's Lifetime Income Builder rider is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate. The charge will discontinue.



  (B) If The Hartford's Lifetime Income Builder rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.



If the oldest Owner(s) or Annuitant is age 76 or greater at the time of an ownership change, The Hartford's Lifetime Income Builder rider will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford's Lifetime Income Builder charge will terminate.



In addition, we reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the ownership change effective date. We may prohibit investment in any Sub-Account, require you to allocate your Contract Value


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according to an asset allocation model or to allocate your Contract Value to a fund-of-funds Sub-Account. If you violate the restrictions, then the rider, its benefits and its charges will terminate.



SPOUSAL CONTRACT CONTINUATION



If the Contract Owner dies and the Beneficiary is the deceased Contract Owner's spouse at the time of death, the spouse may continue the Contract, and we will adjust the Contract Value to the Death Benefit value (the greater of the Death Benefit and the Benefit Amount).



If the spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:



  (A) If The Hartford's Lifetime Income Builder is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate. The charge will discontinue.



  (B) If The Hartford's Lifetime Income Builder is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.



If the spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, The Hartford's Lifetime Income Builder will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford's Lifetime Income Builder charge will terminate.



ANNUITY COMMENCEMENT DATE



If the annuity reaches the maximum Annuity Commencement Date, which is the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, the Contract must be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under The Hartford's Lifetime Income Builder rules applicable when the Contract Value equals zero.



OTHER INFORMATION



The Hartford's Lifetime Income Builder may not be available in all states or through all broker-dealer firms.



For purposes of determining the Benefit Amount under The Hartford's Lifetime Income Builder, we reserve the right to treat one or more Contracts issued by us to you with The Hartford's Lifetime Income Builder in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.



The Hartford's Lifetime Income Builder may not be appropriate for all investors. Several factors, among others, should be considered:



- Inasmuch as these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. If the Contract Value is zero as of the date that due proof of death is received by us, there will be no death benefit under The Hartford's Lifetime Income Builder rider.



- Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing The Hartford's Lifetime Income Builder rider as part of an investment program involving an IRA may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to underlying Funds, outweigh the absence of additional tax advantages from a variable annuity.



- Purchasing The Hartford's Lifetime Income Builder rider is a one time only event and cannot be undone later. If you elect The Hartford's Lifetime Income Builder you will also forfeit other benefits such as The Hartford's Principal First and The Hartford's Principal First Preferred. A comparison table is provided below for ease of reference.



- Withdrawals are taxable as ordinary income to the extent of earnings and may also be subject to a 10% federal income tax penalty. Such withdrawals may have state income tax implications.



- Spouses who are not a Joint Owner may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner-spouse. Continuation of all of the options available in The Hartford's Lifetime Income Builder is dependent upon its availability at the time of death of the first Contract Owner-spouse and will be subject to then prevailing charges.



- Certain ownership changes may result in a reduction of benefits.



- We may not allow assignments under The Hartford's Lifetime Income Builder.



- Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification.



For examples on how The Hartford's Lifetime Income Builder is calculated, please see Appendix VI.



F. SURRENDERS


WHAT KINDS OF SURRENDERS ARE AVAILABLE?


Full Surrenders before the Annuity Commencement Date -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be


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made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges, a pro-rated portion of The Hartford's Lifetime Income Builder Charge, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.


Partial Surrenders before the Annuity Commencement Date -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable Contingent Deferred Sales Charge. You can ask us to deduct the Contingent Deferred Sales Charge from the amount you are Surrendering or from your remaining Contract Value. If we deduct the Contingent Deferred Sales Charge from your remaining Contract Value, that amount will also be subject to Contingent Deferred Sales Charge.

There are two restrictions on partial Surrenders before the Annuity Commencement
Date:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

- After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. Our current minimum Contract Value is $500 after the Surrender. The minimum Contract Value in New York must be $1,000 after the Surrender. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender.

Full Surrenders after the Annuity Commencement Date -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.

Partial Surrenders after the Annuity Commencement Date -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.

Hartford will deduct any applicable Contingent Deferred Sales Charges.


If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.



These options may not be available if the contract is issued to qualify under
Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.


Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

Written Requests -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.


Telephone Requests -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program, or you are no longer the owner of the Contract. There are some restrictions on telephone Surrenders, please call us with any questions.


We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone

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instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS
FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

Prior to age 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

More than one Contract issued in the same calendar year -- If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

Internal Revenue Code section 403(b) annuities -- As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are:
(a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the "Federal Tax Considerations" section for more information.


G. ANNUITY PAYOUTS


This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:

- When do you want Annuity Payouts to begin?

- Which Annuity Payout Option do you want to use?

- How often do you want the Payee to receive Annuity Payouts?

- What is the Assumed Investment Return?

- Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?

Please check with your financial adviser to select the Annuity Payout Option that best meets your income needs.


WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?


You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. You may choose to begin receiving a variable dollar amount Annuity Payout at any time. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later, unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.


WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?



Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. The Hartford's Lifetime Income Builder Fixed Period Certain Payout Option and The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option are available only to Contract Owners who elect The Hartford's Lifetime Income Builder rider. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.


LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts during the lifetime of the Annuitant, but Annuity Payouts are at least guaranteed for the number of years you select. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of years, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the present value of the remaining Annuity Payouts.

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LIFE ANNUITY WITH A CASH REFUND

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.

JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts for the number of years that you select. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

THE HARTFORD'S PRINCIPAL FIRST PAYOUT OPTION


If you elect The Hartford's Principal First and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Payout Option, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.


THE HARTFORD'S PRINCIPAL FIRST PREFERRED PAYOUT OPTION


If you elect The Hartford's Principal First Preferred and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Preferred Payout Option, we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.



The Hartford's Lifetime Income Builder Fixed Period Certain Payout -- If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment.



The total amount payable under this option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year's annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments.



The Hartford's Lifetime Income Builder Fixed Lifetime and Period Certain
Payout -- If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to


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receive payments in a fixed dollar amount until the later of the death of any
Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the calculation date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant, in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments.


YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS FOR A PERIOD CERTAIN ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE MAY BE DEDUCTED.

For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

Automatic Annuity Payouts -- If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.


HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?


In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

- monthly,

- quarterly,

- semi-annually, or

- annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.


WHAT IS THE ASSUMED INVESTMENT RETURN?


The Assumed Investment Return ("AIR") is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.


Subject to the approval of your State, you can select one of three AIRs described in the Highlights Section. The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.


For example, if the second monthly Annuity Payout is the same as the first, the Sub-Accounts earned exactly the same return as the AIR. If the second monthly Annuity Payout is more than the first, the Sub-Accounts earned more than the AIR. If the second Annuity Payout is less than the first, the Sub-Account earned less than the AIR.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of the variation depends on the AIR you select.


DO YOU WANT ANNUITY PAYOUTS TO BE FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT?


You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

Fixed Dollar Amount Annuity Payouts -- Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an Annuity rate set by us.

You may not choose a fixed dollar amount Annuity Payout if you purchase your Contract in Oregon or Pennsylvania.

Variable Dollar Amount Annuity Payouts -- Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity

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Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

- the Annuity Payout Option chosen,

- the Annuitant's attained age and gender (if applicable),
- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

- the Assumed Investment Return.

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value, minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.


The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each Sub-Account.



The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.



ASSUMED INVESTMENT RETURNS ("AIR") -- The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.



        ANNUITY             ANNUITY             ANNUITY
AIR   UNIT FACTOR   AIR   UNIT FACTOR   AIR   UNIT FACTOR
----------------------------------------------------------
 3%    0.999919%     5%    0.999866%     6%    0.999840%
----------------------------------------------------------


Combination Annuity Payout -- You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs.


Transfer of Annuity Units -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under Section 5.


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KEY DIFFERENCES BETWEEN THE HARTFORD'S PRINCIPAL FIRST, THE HARTFORD'S PRINCIPAL
FIRST PREFERRED AND THE HARTFORD'S LIFETIME INCOME BUILDER


                                                                             THE HARTFORD'S PRINCIPAL
        FEATURES                THE HARTFORD'S PRINCIPAL FIRST                   FIRST PREFERRED
-------------------------------------------------------------------------------------------------------------
Charge                     0.50% of Sub-Account Value                0.20% of Sub-Account Value
-------------------------------------------------------------------  ----------------------------------------
Benefit Payment            7% of Benefit Amount                      5% of Benefit Amount
-------------------------------------------------------------------  ----------------------------------------
Revocability               - Irrevocable                             - Revocable anytime after the 5th
                                                                     Contract Year or the 5th Anniversary of
                                                                     the date you added The Hartford's
                                                                     Principal First Preferred to your
                                                                     Contract
                                                                     - Charge will terminate if The
                           - Charge continues to be deducted until     Hartford's Principal First Preferred
                             we begin to make annuity payouts          is cancelled
-------------------------------------------------------------------  ----------------------------------------
Step Up                    - After the 5th Contract Year, every      - Not Available
                             five years thereafter, optional
-------------------------------------------------------------------  ----------------------------------------
Lifetime Benefit Payments  - Not Available                           - Not Available
-------------------------------------------------------------------  ----------------------------------------
Death Benefit              - Premium Security or Asset Protection    - Premium Security or Asset Protection
                             Death Benefit                             Death Benefit
-------------------------------------------------------------------  ----------------------------------------
Maximum Issue Age          - Non-Qualified & Roth IRA -- same as     - Non-Qualified & Roth IRA -- same as
                             maximum Contract issue age*               maximum Contract issue age*
                           - IRA/Qualified -- Age 80.                - IRA/Qualified -- Age 70.
-------------------------------------------------------------------  ----------------------------------------
Investment Restrictions    - None                                    - You are not permitted to transfer more
                                                                       than 10% of your Contract Value as of
                                                                       your last Contract Anniversary between
                                                                       certain investment options. This
                                                                       restriction is not currently enforced
-------------------------------------------------------------------  ----------------------------------------
Spousal Continuation       - Available                               - Available
-------------------------------------------------------------------  ----------------------------------------

                                   THE HARTFORD'S LIFETIME
        FEATURES                        INCOME BUILDER
-------------------------
Charge                     0.40% of the Benefit Amount
-------------------------  ----------------------------------------
Benefit Payment            5% of Benefit Amount
-------------------------  ----------------------------------------
Revocability               - Irrevocable
                           - Charge continues to be deducted until
                             we begin to make Annuity Payouts
-------------------------  ----------------------------------------
Step Up                    - Annual, automatically calculated,
                             unless opted out
-------------------------  ----------------------------------------
Lifetime Benefit Payments  - Available
-------------------------  ----------------------------------------
Death Benefit              - The Hartford's Lifetime Income Builder
                             Guaranteed Minimum Death Benefit
-------------------------  ----------------------------------------
Maximum Issue Age          - Age 75
-------------------------  ----------------------------------------
Investment Restrictions    - None, unless approved ownership
                             change.
-------------------------  ----------------------------------------
Spousal Continuation       - Available
-------------------------  ----------------------------------------



* For more information on the maximum Contract issue age please see the Section "How do I purchase the Contract?"



H. OTHER PROGRAMS AVAILABLE


We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a Program or fund closure, will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these Programs.


Dollar Cost Averaging Plus ("DCA Plus") Programs -- You may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers from our Fixed Accumulation Feature to any of the Sub-Accounts under either a 6-Month Transfer Program or 12-Month Transfer Program subject to Program rules. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and with the final transfer of the entire amount remaining in the Program.



The pre-authorized transfers will begin within 15 days of receipt of the Program Payment provided we receive complete enrollment instructions. If we do not receive complete Program


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enrollment instructions within 15 days of receipt of the initial Program
Payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, we will return your Program Payment to you for further instruction. If your Program Payment is less than the required minimum amount, we will apply it to your Contract according to your instructions on record for a subsequent Premium Payment.



Under the DCA Plus Programs, the credited interest rate is not earned on the full amount of your Premium Payment for the entire length of the Program. This is because Program transfers to the Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.



All Program Payments, including any subsequent Program Payment, must meet the Program minimum. Any subsequent Program Payments we receive during an active Program transfer period which are received during the same interest rate effective period will be credited to the current Program. Any subsequent Program Payments we receive during an active Program transfer period which are received during a different interest rate effective period will be used to start a new Program. That Program will be credited with the interest rate in effect on the date we start the new Program. Unless you send us different instructions, the new Program will be the same length of time as your current Program and will allocate the subsequent Program Payments to the same Sub-Accounts.



The DCA Plus Program may credit a higher interest rate but it does not ensure a profit or protect you against a loss in declining markets. Continuous or periodic investment programs neither insure a profit nor protect against a loss in declining markets. Because this program involves continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.



We may limit the total number of DCA Programs and DCA Plus Programs to 5 Programs open at any one time. We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.



You may elect to terminate the transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Sub-Accounts you selected for the Program.



We may discontinue, modify or amend the Programs or any other interest rate program we establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program. However, if an underlying fund closes to new Premium Payments and subsequent Premium Payments, it may also be closed to all Dollar Cost Averaging programs including the DCA Plus Program. In the event of a fund closure, We will contact you to determine your instructions as to future Program allocations. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.



Other Dollar Cost Averaging Programs -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Sub-Account into a different Sub-Account. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


InvestEase Program -- InvestEase is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

Automatic Income Program -- The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The minimum amount of each Surrender is $100. Amounts taken under this Program will count towards the Annual Withdrawal Amount, and if received prior to age 59 1/2, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment.

Asset Allocation Program -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers static model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the

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current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can only participate in one model at a time.


Asset Rebalancing -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can only participate in one model at a time.


Dollar Cost Averaging Programs -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Sub-Account into a different Sub-Account. The Earnings/ Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from one Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses.

If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.


Continuous or periodic investment programs neither insure a profit nor protect against a loss in declining markets. Because this program involves continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.



6. DEFINITIONS



Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:



ACCOUNT: Any of the Sub-Accounts or the Fixed Accumulation Feature.



ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.



ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.



ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, Connecticut 06102-5085.



ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary.



ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.



ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.



ANNUITANT: The person on whose life the Contract is based. The Annuitant may not be changed after your Contract is issued.



ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.



ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.



ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.



ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.



ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.



BENEFICIARY: The person(s) entitled to receive a payout at death, if any, upon the death of the Contract Owner, joint Contract Owner or Annuitant.



BENEFIT AMOUNT: The basis used to determine the maximum payout guaranteed under The Hartford's Principal First, The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder.



BENEFIT PAYMENT: The maximum guaranteed Payment that may be withdrawn each Contract Year under The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder.


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                                                 HARTFORD LIFE INSURANCE COMPANY
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CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.



CODE: The Internal Revenue Code of 1986, as amended.



COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.



CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitants death.



CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.



CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.



CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.



CONTRACT OWNER OR YOU: The owner or holder of the Contract described in this prospectus. We do not capitalize "you" in the prospectus.



CONTRACT VALUE: The total value of the Accounts on any Valuation Day.



CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.



DEATH BENEFIT: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.



DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.



FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature is called the Fixed Account.



GENERAL ACCOUNT: The General Account includes our company assets, including any money you have invested in the Fixed Accumulation Feature. The assets in the General Account are available to the creditors of Hartford.



THE HARTFORD'S PRINCIPAL FIRST: An option that can be added at an additional charge where, if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under The Hartford's Principal First in any Contract Year is 7% of the guaranteed amount.



THE HARTFORD'S PRINCIPAL FIRST PREFERRED: An option that can be added at an additional charge where, if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under The Hartford's Principal First Preferred in any Contract Year is 5% of the guaranteed amount.



JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.



LIFETIME BENEFIT PAYMENT: The maximum guaranteed amount that can be withdrawn each year until the first death of the any natural Owner (or Annuitant if a non-natural Owner), under The Hartford's Lifetime Income Builder The Lifetime Benefit Payment is available at the Contract Anniversary on or after the oldest Owner's 60th birthday.



MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value prior to the deceased's 81st birthday or the date of death, if earlier.



MAXIMUM CONTRACT VALUE: Under The Hartford's Lifetime Income Builder, the greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.



NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.



1933 ACT: The Securities Exchange Act of 1933, as amended.



1934 ACT: The Securities Exchange Act of 1934, as amended.



1940 ACT: The Investment Company Act of 1940, as amended.



NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.



PAYEE: The person or party you designate to receive Annuity Payouts.



PREMIUM PAYMENT: Money sent to us to be invested in your Contract.



PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.



REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must


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HARTFORD LIFE INSURANCE COMPANY
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begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.



SPOUSE: A person related to a Contract Owner by marriage pursuant to the Code.



SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.



SURRENDER: A complete or partial withdrawal from your Contract.



SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.



THE HARTFORD'S LIFETIME INCOME BUILDER: An option that can be added for an additional charge that provides a minimum withdrawal benefit and a minimum Death Benefit. In your Contract, this is called The Hartford's Lifetime Income Builder.



VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.



VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.



WE, US OR OUR: Hartford Life Insurance Company.



7. OTHER INFORMATION



ASSIGNMENT -- A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract. If you elect The Hartford's Lifetime Income Builder, the benefits thereunder cannot be assigned.



A qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law. Please consult a qualified tax adviser before assigning your contract.


CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.


HOW CONTRACTS ARE SOLD -- Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the 1934 Act. as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours. The securities will be sold by individuals who represent us as insurance agents and who are registered representatives of Broker-Dealers that have entered into distribution agreements with HSD.


Upfront commissions paid by Hartford will not be more than 7% of Premium Payments. Trail commissions will not be more than 1% of Contract Value. From time to time Hartford may also pay or permit other promotional incentives, in cash or credit or other compensation.


Additional Compensation to Broker-Dealers, Financial Institutions and Other Persons ("Financial Intermediaries") -- In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and 12b-1 fees, the distributor or its affiliates pay, out of their own assets, significant additional compensation ("Additional Payments") to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the variable annuity contracts ("Contracts") based on a number of factors. While this additional compensation is not paid directly by you, it could have an impact on recommendations made by Financial Intermediaries.


With the exception of certain compensation arrangements discussed herein, and "Negotiated Additional Amounts" defined below, these Additional Payments, which are generally based on average net assets (or on aged assets i.e., assets held over one year) and on sales of the Contracts attributable to a particular Financial Intermediary, may, but are normally not expected to, exceed, in the aggregate 0.12% of the average net assets of the Contracts attributable to a particular Financial Intermediary. A listing of Financial Intermediaries to whom the distributor makes such Additional Payments is provided below. Separate Additional Payments may also be made in connection with the sale and distribution of the Contracts in such forms as, among others, "due diligence" payments and "marketing support" fees ("Negotiated Additional Amounts"), as discussed in greater detail below. With the exception of certain Negotiated Additional Amounts specifically discussed herein, payments of Negotiated Additional Amounts did not exceed $12 million per Financial Intermediary for the calendar year ended December 31, 2004. These Additional Payments and Negotiated Additional Amounts may, in some cases, act as a financial incentive for a

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Financial Intermediary to recommend the purchase of one Contract over another
Contract. Please consult your Financial Intermediary for more information.

DISTRIBUTION ARRANGEMENTS -- Contracts issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively "Hartford Life") are continuously offered and sold by selected broker-dealers who have selling agreements with Hartford Life. Except as discussed below, Hartford Life bears all the expenses of providing services pursuant to Contracts including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature.

In addition to the commissions described herein, Hartford Life and its affiliates pay, out of their own assets, Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Contracts. Certain Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary, on sales of the Contracts attributable to a particular Financial Intermediary, and/or on reimbursement of related sales expenses. Such Additional Payments are generally made for the placement of the Contracts on a Financial Intermediary's list of annuity products available for purchase by its customers. Separate Additional Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the annuity products and payments for providing training and information relating to the annuity product and (2) "marketing support" fees for providing assistance in promoting the sale of the annuity product. (Negotiated Additional Amounts). Subject to NASD regulations, Hartford Life and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of the Contracts, as well as sponsor various annuity product educational programs, sales contests and/or promotions in which Financial Intermediaries that participate may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. Hartford Life and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may be different for different Financial Intermediaries, will not change the price an investor will pay for the Contracts or the amount that a registered representative will receive from such sale. These Additional Payments and Negotiated Additional Amounts may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one annuity product over another annuity product. Please consult your Financial Intermediary for more information.

As of December 31, 2004 Hartford Life has entered into arrangements to make Additional Payments that are generally based on average net assets (or on aged assets) attributable to a particular Financial Intermediary, on sales of the Contracts attributable to a particular Financial Intermediary, and/or on reimbursement of related sales expenses to A.G. Edwards & Sons, Inc., Advest, Inc., AIG Advisors Group, AMSouth Investment Services, Inc., Bancwest Investment Services, Inc., Cadaret Grant & Co., Inc., Capital Analyst Inc., Capital Investment Group, Inc., Centaurus Financial, Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage, Inc., Cuso Financial Services, L.P., Duerr Financial Corporation, Edward D. Jones & Co., L.P., FFP Securities, Inc., Fifth Third Securities, First Citizens Investor Services, First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Harbour Investments, Inc., Heim & Young Securities, The Huntington Investment Company, Infinex Financial Group, ING Advisors Network, Investacorp, Inc., Investment Professionals, Inc., James T. Borello & Co., Jefferson Pilot Securities Corporation, J.J.B. Hilliard, W.L. Lyons, Inc., Legg Mason Wood Walker, Incorporated, Lincoln Financial, Linsco/Private Ledger Corp., M&T Securities, Merrill Lynch Pierce Fenner & Smith, First Montauk Securities Corp., Morgan Keegan & Company, Inc., Morgan Stanley & Co., Incorporated, Mutual Service Corporation, National Planning Holding, NEXT Financial Group, Inc., NFP Securities, Inc., Parker/Hunter Incorporated, Pension Planners, PFIC Securities Corporation, Piper Jaffray & Co., Prime Capital Services, Inc., Prospera Financial Services, Inc., Raymond James Financial Services, RBC Dain Rauscher Inc., Securities America, Inc., Sigma Financial Corporation, Southtrust Securities, Inc., Stifel Nicolaus & Company, Incorporated, TFS
Securities, Inc., The Investment Center, Inc., Triad Advisors, Inc., UBS Financial Services, Inc., Uvest Financial Services Group Inc., Wachovia Securities, LLC., Walnut Street Securities, Inc., Wells Fargo Brokerage Services, L.L.C., WM Financial Services, Inc., Woodbury Financial Services, Inc., XCU Capital Corporation, Inc. Hartford Life may enter into arrangements with other Financial Intermediaries to make such Additional Payments. Separate Additional Payments in the form of Negotiated Additional Amounts may also be made to the above-listed Financial Intermediaries and to other Financial Intermediaries.

The Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Contracts are negotiated based on a range of qualitative factors, including, but not limited to, access and opportunity to provide product education and training, assistance with the development and implementation of joint marketing and business plans, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the fiscal year ended December 31, 2004, Hartford Life or its affiliates paid approximately $50 million in total Additional Payments, including Negotiated Additional Amounts to Financial Intermediaries.


The Contract may be sold directly to certain individuals under certain circumstances that do not involve payment of any sales compensation to a registered representative. In such case,


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Hartford will credit the Contract with an additional 5.0% of the Premium
Payment. This additional percentage of Premium Payment in no way affects present or future charges, rights, benefits or current values of other Contract Owners. The following class of individuals are eligible for this feature: (1) current or retired officers, directors, trustees and employees (and their families) of the ultimate parent and affiliates of Hartford; and (2) employees and registered representatives (and their families) of registered broker-dealers (or their financial institutions) that have a sales agreement with Hartford and its principal underwriter to sell the Contracts.


LEGAL MATTERS


There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford, which includes Hartford Life Insurance Company ("HLIC") and its affiliates, has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues.



The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The funds are available for purchase by the separate accounts of different variable universal life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between sub-accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity products, The Hartford's ability to restrict transfers by these owners is limited. In February 2005, The Hartford agreed in principle with the Boards of Directors of the funds to indemnify the funds for any material harmed caused to the funds from frequent trading by these owners. The specific terms of the indemnification have not been determined. The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford also has received a subpoena from the New York Attorney General's Office requesting information related to the Company's group annuity products. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office and other regulatory agencies.



To date, neither the SEC's and New York Attorney General's market timing investigation nor the SEC's directed brokerage investigation has resulted in either regulator initiating any formal action against The Hartford. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The potential timing of any such action is difficult to predict. Based on The Hartford's discussions with the SEC and the New York Attorney General's Office and its own analysis, Hartford Life, Inc. ("Hartford Life"), an indirect subsidiary of The Hartford, recorded a charge of $66 million to establish a reserve for these matters during the first quarter of 2005. This reserve is an estimate; in view of the uncertainties regarding the timing and outcome of any payments relating to these types of regulatory investigations, as well as the tax-deductibility, if any, and any potential deferred acquisition cost effects (though no deferred acquisition cost effects are included in this estimate) that may be applicable, it is possible that the ultimate cost to Hartford Life of these matters may exceed or be below the reserve amount, perhaps by a significant amount. It is reasonably possible that HLIC, an indirect subsidiary of Hartford Life, may ultimately be liable for all or a portion of the ultimate cost to Hartford Life. However, the ultimate liability of the Company, if any, is not reasonably estimable at this time.



The Hartford has received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. Additionally, The Hartford has received a subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a sub-account of a tax-qualified plan or was subsequently put into a tax qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in connection with these matters.



Also, The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. Further, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters. The Hartford does not expect any such action to


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result in a material adverse effect on the separate accounts or on the HLS funds that serve as underlying investments for those accounts.


In addition, The Hartford has been served with five putative national class actions, now consolidated into a single putative class action, IN RE HARTFORD MUTUAL FUNDS FEE LITIGATION, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford's Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the Retail Funds themselves and the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the separate accounts or on the HLS funds that serve as underlying investments for those accounts.
MORE INFORMATION


You may call your Registered Representative if you have any questions or write or call us at the address above.



FINANCIAL STATEMENTS


You can find financial statements of the Separate Account and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.


STATE VARIATIONS


The following section describes modifications to this prospectus required by one or more state insurance departments:



- ALABAMA -- We will accept subsequent Premium Payments only during the first Contract Year.


- CALIFORNIA -- Any Contract Owner 60 years old or older when purchasing this Contract in the state of California must either: Elect the Senior Protection program, or elect to immediately allocate the initial Premium Payments to the other investment options.



Under the Senior Protection Program we will allocate your initial Premium Payment to the Hartford Money Market HLS Fund Sub-Account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions.



If you elect the Senior Protection Program you will not be able to participate in any InvestEase or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in the Hartford Money Market HLS Fund Sub-Account unless you direct otherwise.



You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from the Hartford Money Market HLS Fund Sub-Account to another investment option.



When you terminate your participation in the Senior Protection Program:



- you may reallocate your Contract Value in the Program to other investment options; or



- we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested.



- CONNECTICUT -- For Contracts issued in the state of Connecticut, there are no investment restrictions on the Sub-Accounts you may invest in while subject to The Hartford's Principal First Preferred benefit.



If you elect The Hartford's Principal First Preferred, and your Contract was issued in the state of Connecticut, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equals or exceeds $100,000.



Contingent Deferred Sales Charges for Connecticut residents purchasing Hartford Director M Plus are 8, 8, 8, 7, 6, 5, 4, 3, 0%.



- OREGON -- If you purchase your Contract in Oregon, we will accept subsequent Premium Payments only during the first three Contract Years. Oregon Contract Owners may only sign up for DCA Plus Programs that are 6 months or longer.



- MASSACHUSETTS -- If you purchase your Contract in Massachusetts, we will accept subsequent Premium Payments only until the Annuitants 63rd birthday or the third Contract Anniversary, whichever is later.



- MINNESOTA, NEW YORK AND WASHINGTON -- The MAV Plus Death Benefit is not available for Contracts issued in Washington, New York or Minnesota. There is a different optional Death


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  Benefit called the Maximum Anniversary Value Death Benefit for Contracts
  issued in Washington, New York or Minnesota. The charge is 0.30% of average daily Sub-Account Value.



The optional Death Benefit is different for Contracts issued in Washington, New York or Minnesota. We call this optional Death Benefit the "Maximum Anniversary Value Death Benefit."


There is an additional charge we deduct on a daily basis that is equal to an annual charge of 0.30% of your Contract Value invested in the Sub-Accounts for this benefit. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.



The Maximum Anniversary Value Death Benefit is described below. It is the greatest of:


- Your Contract Value on the date we receive proof of death;



- Total Premium Payments adjusted for any partial Surrenders; or



- Your Maximum Anniversary Value.



  NEW YORK -- We will not recalculate The Hartford's Principal First or The Hartford's Principal First Preferred Benefit Amount if you change the ownership or assign your Contract to someone other than your spouse.



  PENNSYLVANIA -- Contingent Deferred Sales Charges for Pennsylvania residents purchasing Hartford Director M Plus are 8, 8, 8, 7, 6, 5, 4, 3, 0%.



  SOUTH CAROLINA AND WASHINGTON -- We do not deduct an Annual Maintenance Fee for Contracts issued in South Carolina and Washington if it will cause the rate of interest credited to your Contract Value in the Fixed Accumulation Feature to fall below state minimum requirements.



  NEW JERSEY, NEW YORK, OKLAHOMA AND OREGON -- AIRS are the following: 3% and
  5%.



  MASSACHUSETTS, NEW JERSEY AND NEW YORK -- The Nursing Home Waiver is not approved.



8. FEDERAL TAX CONSIDERATIONS


A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

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No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to the Contracts.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

  1. NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under
Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "owner" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of an "owner." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "owner." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

  2. OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

    a. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

  i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract value (determined without regard to surrender charges) is an appropriate measure. However, the IRS could take the position that the value should be the current Contract value (determined without regard to surrender charges) increased by some measure of the value of certain future benefits.

 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next

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    subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

 vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

    b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

  i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

    c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

    d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.

  i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

 ii. The 10% penalty tax will not apply to the following distributions:

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3. Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary). In determining whether a payment stream designed to satisfy this exception qualifies, it is possible that the IRS could take the position that the entire interest in the Contract should include not only the current Contract value, but also some measure of the value of certain future benefits.

    5. Distributions made under certain annuities issued in connection with structured settlement agreements.

    6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied RETROACTIVELY TO ALL THE PRIOR PERIODIC PAYMENTS (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

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    e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE
       EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract,
(2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

    f. REQUIRED DISTRIBUTIONS.

  i. Death of Contract Owner or Primary Annuitant

    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

    1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

    2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

    3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

 ii. Alternative Election to Satisfy Distribution Requirements

    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

 iii. Spouse Beneficiary

    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

    g. ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered intofor tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

    h. PARTIAL EXCHANGES.

The IRS in Rev. Rul. 2003-76 has confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering
(1) under what circumstances it should treat a partial exchange followed by such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code
Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Accordingly, we advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.

  3. DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each

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treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

  4. TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

For instance, the IRS in Rev. Rul. 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). More specifically, Rev. Rul. 2003-92 extended this "public availability" doctrine to interests in a non-registered limited partnership that are not publicly traded but are available directly to qualified buyers through private placements (as well as through variable contracts), holding that such limited partnership interests should be treated as owned directly by a variable contract owner (and not by the insurer). By contrast, where such limited partnership interests are available exclusively through the purchase of a variable insurance contract, Rev. Rul. 2003-92 held that such investment assets should be treated as owned by the insurer (and not by the contract owner). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts.

The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. FEDERAL INCOME TAX WITHHOLDING


The portion of an amount received under a Contract that is taxable gross income to the payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:



    1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution.



    2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested.


E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS


The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity


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                                                 HARTFORD LIFE INSURANCE COMPANY
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distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.


G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-spouse beneficiary who either is
(1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code
Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code
Section 72(e)(4)(C)(iii) and Section 1015.
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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------
    Safekeeping of Assets
--------------------------------------------------------
    Experts
--------------------------------------------------------
    Non-Participating
--------------------------------------------------------
    Misstatement of Age or Sex
--------------------------------------------------------
    Principal Underwriter
--------------------------------------------------------
PERFORMANCE RELATED INFORMATION
--------------------------------------------------------
    Total Return for all Sub-Accounts
--------------------------------------------------------
    Yield for Sub-Accounts
--------------------------------------------------------
    Money Market Sub-Accounts
--------------------------------------------------------
    Additional Materials
--------------------------------------------------------
    Performance Comparisons
--------------------------------------------------------
ACCUMULATION UNIT VALUES
--------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------

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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.


The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts, accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.



THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/ OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.



The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.



We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.



1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")



In addition to "traditional" IRAs governed by Code Sections 408(a) and
(b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A , SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code
Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or
457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.



TRADITIONAL IRAS Traditional IRAs are subject to limits on the amounts that may be contributed each year (which contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code
Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.



You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into your Traditional IRA under certain circumstances, as indicated


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below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plan if the distribution is not transferred directly to your Traditional IRA.



IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



SEP IRAS Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



SIMPLE IRAS The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code
Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



[A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.



We currently do not serve as the Designated Financial Institution for any employer's SIMPLE Plan. Accordingly, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan, and if you choose, arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.]



ROTH IRAS Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA to a Roth IRA will subject the amount held in the converted Traditional IRA to federal income tax. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA and under limited circumstances, as indicated below. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(K) PLAN



Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described


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below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.



In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefit once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.



3. TAX SHELTERED ANNUITY UNDER SECTION 403(B) ("TSA")



Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" contract ("TSA") and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, such contributions may not exceed the lesser of an annual dollar limit (e.g., $40,000) or 100% of the employee's "includable compensation" for his most recent full year of service, subject to other adjustments. Special provisions may allow certain employees to elect a different overall limitation.



A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:



    a.  after the employee reaches age 59 1/2;



    b.  upon the employee's separation from service;



    c.  upon the employee's death or disability; or



    d. in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).



Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.



Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below.



4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")



Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. In addition, under Code Section 457(d) a
Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).



All of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors.



5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS



Except under certain circumstances in the case of Roth IRAs, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.



For non-periodic amounts from certain Qualified Contracts or Plans, Code
Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type


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of Qualified Contract or Plan. For instances, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.



In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below. Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.



6. PENALTY TAXES FOR QUALIFIED PLANS



Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.



A. PENALTY TAXES ON PREMATURE DISTRIBUTIONS Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:



- made to a beneficiary (or to the employee's estate) on or after the employee's death;



- attributable to the employee's becoming disabled under Code Section 72(m)(7);



- part of a series of substantially equal periodic payments (not less frequently than annually -- "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;



- (except for IRAs) made to an employee after separation from service after reaching age 55; or



- not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.



In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:



- made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;



- not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or



- for a qualified first-time home buyer and meets the requirements of Code
  Section 72(t)(8).



If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied RETROACTIVELY TO ALL THE PRIOR PERIODIC PAYMENTS (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and
(b) 5 years have elapsed since the first of these periodic payments.



For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.



B. RMDS AND 50% PENALTY TAX If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.



An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:



- the calendar year in which the individual attains age 70 1/2, or



- (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.



The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --



    (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or



    (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.



If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.



If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.



The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth


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IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.



The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.



In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.



7. TAX WITHHOLDING FOR QUALIFIED PLANS



Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."



Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens or resident aliens of the United States.



Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.



8. ROLLOVER DISTRIBUTIONS



The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.



For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g., a TSA) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g., a TSA that is subject to the same kinds of salary reduction restrictions). Such a "direct transfer" between the same kind of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.



By contrast, an amount distributed from one type of Plan (e.g., a TSA) into a different type of Plan (e.g., a Traditional IRA) generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan fiduciary) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient.



Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either:



    a.  an RMD amount;



    b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or



    c.  any distribution made upon hardship of the employee.



Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct


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rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457(e)(16), a
"direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.



Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).



Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse), Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.


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APPENDIX II -- DEATH BENEFIT -- EXAMPLES

PREMIUM SECURITY DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000.

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT
To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- Total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000]

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% X $106,000 = $143,903]; the lesser
  (a) and (b) is $106,000.

The Premium Security Death Benefit is the greatest of these three values, which is $117,403.

EXAMPLE 2

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT
To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)]

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and
  (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser
  (a) and (b) is $83,571.

The Premium Security Death Benefit is the greatest of these three values, which is $120,000.

ADJUSTMENT FOR PARTIAL SURRENDER FOR TOTAL PREMIUM PAYMENTS
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

ADJUSTMENT FOR PARTIAL SURRENDER FOR MAXIMUM ANNIVERSARY VALUE
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 - $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

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ASSET PROTECTION DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000.

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% X $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% X $106,000 = $143,903]; the lesser
  (a) and (b) is $106,000.

The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.

EXAMPLE 2

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,

- You made an initial Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% X $57,857 = $134,464]; the lesser (a) and (b) is $57,857.

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

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MAV PLUS DEATH BENEFIT WITH PREMIUM SECURITY DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

- You made a single Premium Payment of $100,000,

- In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403,

- Your Maximum Anniversary Value was $106,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR EARNINGS PROTECTION BENEFIT

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 - $100,000 - $0 + $0 = $9,273]

Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

Hartford would calculate the Contract gain as follows:

- Contract Value on the day we receive proof of Death [$117,403],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

- Add any adjustments for partial Surrenders [$0],

So the Contract gain equals $17,403.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($0),

Which equals $100,000. The cap is 200% of $100,000, which is $200,000.

PREMIUM SECURITY DEATH BENEFIT AMOUNT IS $117,403. (See Example 1 under Premium Security Death Benefit for details of calculation.)

ADJUSTED TOTAL PREMIUM PAYMENT AMOUNT IS $92,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)

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HARTFORD LIFE INSURANCE COMPANY
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MAV PLUS DEATH BENEFIT

In this situation the cap does not apply, so Hartford takes the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% ($17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the death benefit.

EXAMPLE 2

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

- You made a single Premium Payment of $100,000,

- In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below))

- On the day we receive proof of Death, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 - $100,000 - $0 + $0 = $50,000]

Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.

CALCULATION OF CONTRACT GAIN

Hartford would calculate the Contract gain as follows:

- Contract Value on the day we receive proof of Death [$120,000],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

- Add any adjustments for partial Surrenders [$10,000],

So the Contract gain equals $30,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($10,000),

Which equals $90,000. The cap is 200% of $90,000, which is $180,000.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 - $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 - $10,000 = $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and adds that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.

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                                                 HARTFORD LIFE INSURANCE COMPANY
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APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

- Your Benefit Amount is $100,000, which is your initial Premium Payment.

- Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

- Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.

EXAMPLE 7: IF YOU ELECT TO "STEP-UP" THE HARTFORD'S PRINCIPAL FIRST AFTER THE 5TH YEAR, ASSUMING YOU HAVE MADE NO WITHDRAWALS, AND YOUR CONTRACT VALUE AT THE TIME OF STEP-UP IS $200,000, THEN

- We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

- Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

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HARTFORD LIFE INSURANCE COMPANY
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APPENDIX IV -- THE HARTFORD'S PRINCIPAL FIRST PREFERRED -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST PREFERRED WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

- Your Benefit Amount is $100,000, which is your initial Premium Payment.

- Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $7,500, which is your prior Benefit Payment ($5,000) plus 5% of your additional Premium Payment ($2,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

- Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

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                                                 HARTFORD LIFE INSURANCE COMPANY
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APPENDIX V -- ACCUMULATION UNIT VALUES

There is no information available for the Sub-Accounts because as of December 31, 2004, the Sub-Accounts had not commenced operations.

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HARTFORD LIFE INSURANCE COMPANY
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APPENDIX VI -- THE HARTFORD'S LIFETIME INCOME BUILDER -- EXAMPLES



FOR ALL EXAMPLES YOUR GUARANTEED MINIMUM DEATH IS THE GREATER OF THE BENEFIT AMOUNT AND THE CONTRACT VALUE ON THE DATE OF DUE PROOF OF DEATH.



EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S LIFETIME INCOME BUILDER WHEN YOU PURCHASE YOUR CONTRACT, YOU ARE YOUNGER THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.



- Your Benefit Amount is $100,000, which is your initial Premium Payment.



- Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.



- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be set equal to the Benefit Amount on the Contract Anniversary immediately following the Oldest Owner's 60th birthday.



EXAMPLE 2: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU MAKE NO ADDITIONAL PREMIUM PAYMENTS AND TAKE NO WITHDRAWALS DURING THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $105,000.



- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value (105,000) divided by the Maximum Contract Value (100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (105,000 / 100,000) -1 = .05 = 5%



- Your Benefit Amount is $105,000, which is your previous Benefit Amount multiplied by the automatic Benefit Amount increase.



- Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $105,000 * .004 = $420, this amount is deducted from the Contract Value.



EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.



- Your initial Benefit Amount is $100,000.



- Your Benefit Payment is $5,000.



- After the partial Surrender of $1,000, your Benefit Amount is $99,000.



- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.



- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value (95,000) divided by the Maximum Contract Value (100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (95,000 / 100,000) -1 = -.05 subject to the minimum of 0%



- Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.



- Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $99,000 * .004 = $396, this amount is deducted from the Contract Value.



EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 3. ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2 AND THAT, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.



- At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.



- Your Benefit Payment is $5,000.



- Your Benefit Amount after the premium payment is $119,000.



- Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

70
                                                 HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 4. ASSUME THAT ON THE FOLLOWING ANNIVERSARY (THE END OF CONTRACT YEAR 2) THE CONTRACT VALUE IS $118,000 AND THAT NO WITHDRAWALS WERE TAKEN IN CONTRACT YEAR 2.



- After Premium Payment, your Benefit Amount is $119,000.



- Your Benefit Payment is $5,950.



- At the anniversary, we calculate the automatic Benefit Amount increase. The ratio is the Contract Value (118,000) divided by the Maximum Contract Value (120,000), less 1 subject to a minimum of 0% and a maximum of 10%.
    - (118,000 / 120,000) -1 = -.01667 subject to a minimum of 0%



- Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.



- Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $119,000 * .004 = $476, this amount is deducted from the Contract Value.



EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 5. ASSUME THAT IN THE THIRD CONTRACT YEAR, A $35,000 PARTIAL SURRENDER IS TAKEN. THE PARTIAL SURRENDER INCLUDES CDSC. THE WITHDRAWAL LOWERED THE CONTRACT VALUE FROM $115,000 TO $80,000.



- At the beginning of Contract Year 3, your initial Benefit Amount is $119,000.



- Your Benefit Payment is $5,950.



- Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows
    - (i) the Contract Value immediately following the partial withdrawal:
80,000
    - (ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: 119,000 - 35,000 = 84,000



- Your new Benefit Amount is $80,000.



- Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.



EXAMPLE 7: ASSUME THAT ON THE CONTRACT ANNIVERSARY IMMEDIATELY FOLLOWING THE OLDEST OWNER'S 60TH BIRTHDAY, THE CONTRACT VALUE IS $200,000.



- Your Benefit Amount after the automatic increase calculation is $200,000.



- Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount



- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.
    - $200,000 * .004 = $800, this amount is deducted from the Contract Value.



EXAMPLE 8: ASSUME THE OWNER WITHDRAWS $9,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.



- Your Benefit Amount is $80,000 before the partial Surrender.



- Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.



- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.



- Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.



EXAMPLE 9: ASSUME THE OWNER WITHDRAWS $12,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.



- Your Benefit Amount is $80,000 before the partial Surrender.



- Your Benefit Amount after the partial Surrender is $68,000.



- It is the lesser of Contract Value after the partial Surrender (73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.



- Your Benefit Amount will reset to $3,400, which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.



- Your Lifetime Benefit Payment will reset to $3,400, which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

To obtain a Statement of Additional Information, please complete the form below and mail to:

      Hartford Life Insurance Company
      Attn: Investment Product Services
      P.O. Box 5085
      Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information for Series I of Classic Director M Outlook variable annuity to me at the following address:

---------------------------------------------------
                                      Name

----------------------------------------------------------------
                                    Address

----------------------------------------------------------------
   City/State                                                        Zip Code

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                        HARTFORD LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT THREE

                     SERIES I OF CLASSIC DIRECTOR M OUTLOOK

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.

To obtain a prospectus, send a written request to Hartford Life Insurance Company Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.


Date of Prospectus: November 1, 2005
Date of Statement of Additional Information: November 1, 2005


TABLE OF CONTENTS

GENERAL INFORMATION                                                2
----------------------------------------------------------------------
    Safekeeping of Assets                                          2
----------------------------------------------------------------------
    Experts                                                        2
----------------------------------------------------------------------
    Non-Participating                                              2
----------------------------------------------------------------------
    Misstatement of Age or Sex                                     2
----------------------------------------------------------------------
    Principal Underwriter                                          2
----------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION                                    2
----------------------------------------------------------------------
    Total Return for all Sub-Accounts                              2
----------------------------------------------------------------------
    Yield for Sub-Accounts                                         3
----------------------------------------------------------------------
    Money Market Sub-Accounts                                      3
----------------------------------------------------------------------
    Additional Materials                                           3
----------------------------------------------------------------------
    Performance Comparisons                                        4
----------------------------------------------------------------------
ACCUMULATION UNIT VALUES                                           5
----------------------------------------------------------------------
FINANCIAL STATEMENTS                                            SA-1
----------------------------------------------------------------------

2                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS


The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 24, 2005 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in its method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004), and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account Three (the "Account") as of December 31, 2004, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period ended December 31, 2004 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 24, 2005, which are both included in this Statement of Additional Information and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. ("HSD"). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2004: $1,245,453; 2003: $1,870,390; and 2002: $2,540,909.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.

HARTFORD LIFE INSURANCE COMPANY                                                3
--------------------------------------------------------------------------------

The formula Hartford uses to calculate standardized total return is P(1+T)TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period. This figure reflects deductions for the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee.

The formula Hartford uses to calculate yield is: YIELD = 2[(a-b/cd +1)TO THE POWER OF 6 -1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

A money market fund Sub-Account may advertise yield and effective yield. Yield and effective yield figures reflect the deductions for the Contract, which include the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR." Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR X (365/7), where BPR = (A-B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

4                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

Hartford may also compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance, such as:

- The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

- The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. The Nasdaq Composite includes over 5,000 companies. On February 5, 1971, the Nasdaq Composite Index began with a base of 100.00.

- The Morgan Stanley Capital International EAFE Index (the "EAFE Index") of major markets in Europe, Australia and the Far East is a benchmark of international stock performance. The EAFE Index is "capitalization weighted," which means that a company whose securities have a high market value will contribute proportionately more to the EAFE Index's performance results than a company whose securities have a lower market value.

- The Lehman Brothers High Yield Corporate Index is a broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

- The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

HARTFORD LIFE INSURANCE COMPANY                                                5
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES

There is no information available for the Sub-Accounts because as of December 31, 2004, the Sub-Accounts had not commenced operations.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
TO THE CONTRACT OWNERS OF HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT THREE AND THE
BOARD OF DIRECTORS OF HARTFORD LIFE INSURANCE COMPANY

We have audited the accompanying statements of assets and liabilities of each of the individual sub-accounts disclosed in Note 1 which comprise the Hartford Life Insurance Company Separate Account Three (the "Account") as of December 31, 2004, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period ended December 31, 2004. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2004, by correspondence with investment companies; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts constituting the Hartford Life Insurance Company Separate Account Three as of December 31, 2004, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 24, 2005

_____________________________________ SA-1 _____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                           AMERICAN FUNDS
                           GLOBAL GROWTH   AMERICAN FUNDS    AMERICAN FUNDS
                                FUND        GROWTH FUND    GROWTH-INCOME FUND
                            SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
                           --------------  --------------  ------------------
ASSETS:
  Investments:
    Number of Shares:
      Class I............       --              --               --
      Class II...........       --              --               --
      Class X............       --              --               --
      Class Y............       --              --               --
      Class 1............       --              --               --
      Class 2............       153,383         536,442           644,048
      Other..............       --              --               --
                             ==========     ===========       ===========
    Cost:
      Class I............       --              --               --
      Class II...........       --              --               --
      Class X............       --              --               --
      Class Y............       --              --               --
      Class 1............       --              --               --
      Class 2............    $2,337,159     $23,967,458       $19,911,432
      Other..............       --              --               --
                             ==========     ===========       ===========
    Market Value:
      Class I............       --              --               --
      Class II...........       --              --               --
      Class X............       --              --               --
      Class Y............       --              --               --
      Class 1............       --              --               --
      Class 2............    $2,642,790     $27,412,181       $23,597,923
      Other..............       --              --               --
  Due from Hartford Life
   Insurance Company.....        15,878          14,666            18,404
  Receivable from fund
   shares sold...........       --              --               --
  Other assets...........             3         --                      4
                             ----------     -----------       -----------
  Total Assets...........     2,658,671      27,426,847        23,616,331
                             ----------     -----------       -----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --              --               --
  Payable for fund shares
   purchased.............        15,878          14,666            18,404
  Other liabilities......       --                    6          --
                             ----------     -----------       -----------
  Total Liabilities......        15,878          14,672            18,404
                             ----------     -----------       -----------
NET ASSETS:
  For Variable Annuity
   Contract
   Liabilities...........    $2,642,793     $27,412,175       $23,597,927
                             ==========     ===========       ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-2 _____________________________________

                                               AMERICAN FUNDS                      FRANKLIN                           TEMPLETON
                                                GLOBAL SMALL                       STRATEGIC                         DEVELOPING
                             AMERICAN FUNDS    CAPITALIZATION  FRANKLIN SMALL  INCOME SECURITIES   MUTUAL SHARES       MARKETS
                           INTERNATIONAL FUND       FUND          CAP FUND           FUND         SECURITIES FUND  SECURITIES FUND
                              SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                           ------------------  --------------  --------------  -----------------  ---------------  ---------------
ASSETS:
  Investments:
    Number of Shares:
      Class I............        --                 --              --              --                 --               --
      Class II...........        --                 --              --              --                 --               --
      Class X............        --                 --              --              --                 --               --
      Class Y............        --                 --              --              --                 --               --
      Class 1............        --                 --              --               308,627           --               155,133
      Class 2............         388,788           135,882         181,675         --                  740,972         --
      Other..............        --                 --              --              --                 --               --
                               ==========        ==========      ==========       ==========        ===========      ==========
    Cost:
      Class I............        --                 --              --              --                 --               --
      Class II...........        --                 --              --              --                 --               --
      Class X............        --                 --              --              --                 --               --
      Class Y............        --                 --              --              --                 --               --
      Class 1............        --                 --              --            $3,403,525           --            $  996,107
      Class 2............      $5,527,292        $1,828,306      $3,046,983         --              $10,267,116         --
      Other..............        --                 --              --              --                 --               --
                               ==========        ==========      ==========       ==========        ===========      ==========
    Market Value:
      Class I............        --                 --              --              --                 --               --
      Class II...........        --                 --              --              --                 --               --
      Class X............        --                 --              --              --                 --               --
      Class Y............        --                 --              --              --                 --               --
      Class 1............        --                 --              --            $3,987,460           --            $1,354,315
      Class 2............      $6,138,957        $2,312,708      $3,529,952         --              $12,329,783         --
      Other..............        --                 --              --              --                 --               --
  Due from Hartford Life
   Insurance Company.....          11,720            15,890         --              --                 --               --
  Receivable from fund
   shares sold...........        --                 --                1,302            3,142                664              64
  Other assets...........        --                 --              --              --                        3         --
                               ----------        ----------      ----------       ----------        -----------      ----------
  Total Assets...........       6,150,677         2,328,598       3,531,254        3,990,602         12,330,450       1,354,379
                               ----------        ----------      ----------       ----------        -----------      ----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....        --                 --                1,301            3,142                664              63
  Payable for fund shares
   purchased.............          11,719            15,891         --              --                 --               --
  Other liabilities......        --                 --              --              --                 --               --
                               ----------        ----------      ----------       ----------        -----------      ----------
  Total Liabilities......          11,719            15,891           1,301            3,142                664              63
                               ----------        ----------      ----------       ----------        -----------      ----------
NET ASSETS:
  For Variable Annuity
   Contract
   Liabilities...........      $6,138,958        $2,312,707      $3,529,953       $3,987,460        $12,329,786      $1,354,316
                               ==========        ==========      ==========       ==========        ===========      ==========


                              TEMPLETON
                               GROWTH
                           SECURITIES FUND
                             SUB-ACCOUNT
                           ---------------
ASSETS:
  Investments:
    Number of Shares:
      Class I............       --
      Class II...........       --
      Class X............       --
      Class Y............       --
      Class 1............       --
      Class 2............       231,519
      Other..............       --
                             ==========
    Cost:
      Class I............       --
      Class II...........       --
      Class X............       --
      Class Y............       --
      Class 1............       --
      Class 2............    $2,314,189
      Other..............       --
                             ==========
    Market Value:
      Class I............       --
      Class II...........       --
      Class X............       --
      Class Y............       --
      Class 1............       --
      Class 2............    $2,970,389
      Other..............       --
  Due from Hartford Life
   Insurance Company.....       --
  Receivable from fund
   shares sold...........           143
  Other assets...........       --
                             ----------
  Total Assets...........     2,970,532
                             ----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....           144
  Payable for fund shares
   purchased.............       --
  Other liabilities......       --
                             ----------
  Total Liabilities......           144
                             ----------
NET ASSETS:
  For Variable Annuity
   Contract
   Liabilities...........    $2,970,388
                             ==========

_____________________________________ SA-3 _____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2004

                            MFS CAPITAL                  MFS INVESTORS
                           OPPORTUNITIES  MFS EMERGING   GROWTH STOCK
                              SERIES      GROWTH SERIES     SERIES
                            SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           -------------  -------------  -------------
ASSETS:
  Investments:
    Number of Shares:
      Class I............      --             --             --
      Class II...........      --             --             --
      Class X............      --             --             --
      Class Y............      --             --             --
      Class 1............      --             --             --
      Class 2............      --             --             --
      Other..............       77,750        34,507         91,669
                            ==========      ========       ========
    Cost:
      Class I............      --             --             --
      Class II...........      --             --             --
      Class X............      --             --             --
      Class Y............      --             --             --
      Class 1............      --             --             --
      Class 2............      --             --             --
      Other..............   $1,154,540      $808,412       $916,734
                            ==========      ========       ========
    Market Value:
      Class I............      --             --             --
      Class II...........      --             --             --
      Class X............      --             --             --
      Class Y............      --             --             --
      Class 1............      --             --             --
      Class 2............      --             --             --
      Other..............   $1,055,070      $604,566       $871,774
  Due from Hartford Life
   Insurance Company.....      --             --             --
  Receivable from fund
   shares sold...........           44            28             38
  Other assets...........      --             --             --
                            ----------      --------       --------
  Total Assets...........    1,055,114       604,594        871,812
                            ----------      --------       --------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....           43            28             38
  Payable for fund shares
   purchased.............      --             --             --
  Other liabilities......      --             --             --
                            ----------      --------       --------
  Total Liabilities......           43            28             38
                            ----------      --------       --------
NET ASSETS:
  For Variable Annuity
   Contract
   Liabilities...........   $1,055,071      $604,566       $871,774
                            ==========      ========       ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-4 _____________________________________


                           MFS INVESTORS    MFS TOTAL    EQUITY AND    CORE PLUS      EMERGING       EMERGING
                           TRUST SERIES   RETURN SERIES    INCOME     FIXED INCOME  MARKETS DEBT  MARKETS EQUITY  TECHNOLOGY
                            SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           -------------  -------------  -----------  ------------  ------------  --------------  -----------
ASSETS:
  Investments:
    Number of Shares:
      Class I............      --              --           --            --            --            --             --
      Class II...........      --              --            3,887        --            --            --             --
      Class X............      --              --           --            --            --            --             --
      Class Y............      --              --           --            --            --            --             --
      Class 1............      --              --           --            --            --            --             --
      Class 2............      --              --           --            --            --            --             --
      Other..............      52,702          677,272      --          1,341,866       99,367         68,776        54,401
                             ========      ===========     =======    ===========     ========       ========      ========
    Cost:
      Class I............      --              --           --            --            --            --             --
      Class II...........      --              --          $47,667        --            --            --             --
      Class X............      --              --           --            --            --            --             --
      Class Y............      --              --           --            --            --            --             --
      Class 1............      --              --           --            --            --            --             --
      Class 2............      --              --           --            --            --            --             --
      Other..............    $832,819      $12,561,818      --        $15,008,767     $776,009       $698,070      $243,108
                             ========      ===========     =======    ===========     ========       ========      ========
    Market Value:
      Class I............      --              --           --            --            --            --             --
      Class II...........      --              --          $50,411        --            --            --             --
      Class X............      --              --           --            --            --            --             --
      Class Y............      --              --           --            --            --            --             --
      Class 1............      --              --           --            --            --            --             --
      Class 2............      --              --           --            --            --            --             --
      Other..............    $952,851      $14,513,937      --        $15,511,966     $883,373       $759,975      $195,299
  Due from Hartford Life
   Insurance Company.....      --              --           --            --            --            --             --
  Receivable from fund
   shares sold...........          45              872           3          8,287          476             34             9
  Other assets...........      --              --           --            --            --            --             --
                             --------      -----------     -------    -----------     --------       --------      --------
  Total Assets...........     952,896       14,514,809      50,414     15,520,253      883,849        760,009       195,308
                             --------      -----------     -------    -----------     --------       --------      --------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....          46              872           2          8,287          478             35             8
  Payable for fund shares
   purchased.............      --              --           --            --            --            --             --
  Other liabilities......      --                    5      --            --            --            --             --
                             --------      -----------     -------    -----------     --------       --------      --------
  Total Liabilities......          46              877           2          8,287          478             35             8
                             --------      -----------     -------    -----------     --------       --------      --------
NET ASSETS:
  For Variable Annuity
   Contract
   Liabilities...........    $952,850      $14,513,932     $50,412    $15,511,966     $883,371       $759,974      $195,300
                             ========      ===========     =======    ===========     ========       ========      ========

_____________________________________ SA-5 _____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2004


                                        U.S. MID CAP    AMERICAN
                           HIGH YIELD      VALUE      OPPORTUNITIES
                           SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT
                           -----------  ------------  -------------
ASSETS:
  Investments:
    Number of Shares:
      Class I............      --           --             --
      Class II...........      --           --             --
      Class X............      --           --           1,199,661
      Class Y............      --           --             212,769
      Class 1............      --           --             --
      Class 2............      --           --             --
      Other..............     327,182       307,766        --
                           ==========    ==========    ===========
    Cost:
      Class I............      --           --             --
      Class II...........      --           --             --
      Class X............      --           --         $19,483,572
      Class Y............      --           --           4,770,074
      Class 1............      --           --             --
      Class 2............      --           --             --
      Other..............  $2,661,940    $4,322,557        --
                           ==========    ==========    ===========
    Market Value:
      Class I............      --           --             --
      Class II...........      --           --             --
      Class X............      --           --         $18,162,875
      Class Y............      --           --           3,202,170
      Class 1............      --           --             --
      Class 2............      --           --             --
      Other..............  $2,381,884    $5,228,950        --
  Due from Hartford Life
   Insurance Company.....      --           --             --
  Receivable from fund
   shares sold...........       1,443         2,029          3,160
  Other assets...........      --           --             --
                           ----------    ----------    -----------
  Total Assets...........   2,383,327     5,230,979     21,368,205
                           ----------    ----------    -----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       1,443         2,027          3,161
  Payable for fund shares
   purchased.............      --           --             --
  Other liabilities......      --           --             --
                           ----------    ----------    -----------
  Total Liabilities......       1,443         2,027          3,161
                           ----------    ----------    -----------
NET ASSETS:
  For Variable Annuity
   Contract
   Liabilities...........  $2,381,884    $5,228,952    $21,365,044
                           ==========    ==========    ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-6 _____________________________________


                            BALANCED       CAPITAL     DEVELOPING
                             GROWTH     OPPORTUNITIES    GROWTH     FLEXIBLE INCOME  DIVIDEND GROWTH  GLOBAL EQUITY    GROWTH
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT
                           -----------  -------------  -----------  ---------------  ---------------  -------------  -----------
ASSETS:
  Investments:
    Number of Shares:
      Class I............      --           --             --            --               --              --             --
      Class II...........      --           --             --            --               --              --             --
      Class X............      706,906      329,308       251,705        531,185         2,105,643        545,463       210,403
      Class Y............      117,623      235,937        46,467        439,012           221,611         49,217        60,880
      Class 1............      --           --             --            --               --              --             --
      Class 2............      --           --             --            --               --              --             --
      Other..............      --           --             --            --               --              --             --
                           ===========   ==========    ==========     ==========       ===========     ==========    ==========
    Cost:
      Class I............      --           --             --            --               --              --             --
      Class II...........      --           --             --            --               --              --             --
      Class X............  $10,054,324   $4,007,239    $4,067,804     $5,404,383       $33,999,111     $6,304,814    $2,933,004
      Class Y............    1,723,524    3,172,354       897,449      3,308,099         3,229,993        672,646     1,073,155
      Class 1............      --           --             --            --               --              --             --
      Class 2............      --           --             --            --               --              --             --
      Other..............      --           --             --            --               --              --             --
                           ===========   ==========    ==========     ==========       ===========     ==========    ==========
    Market Value:
      Class I............      --           --             --            --               --              --             --
      Class II...........      --           --             --            --               --              --             --
      Class X............  $11,275,145   $3,144,893    $5,036,617     $4,079,500       $33,290,223     $8,340,124    $3,200,227
      Class Y............    1,872,563    2,229,604       919,116      3,358,438         3,499,237        747,605       918,070
      Class 1............      --           --             --            --               --              --             --
      Class 2............      --           --             --            --               --              --             --
      Other..............      --           --             --            --               --              --             --
  Due from Hartford Life
   Insurance Company.....      --           --             --            --               --              --             --
  Receivable from fund
   shares sold...........          557        1,983           245          4,575             4,087          6,036         2,868
  Other assets...........      --           --             --            --                      8              5        --
                           -----------   ----------    ----------     ----------       -----------     ----------    ----------
  Total Assets...........   13,148,265    5,376,480     5,955,978      7,442,513        36,793,555      9,093,770     4,121,165
                           -----------   ----------    ----------     ----------       -----------     ----------    ----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....          556        1,985           246          4,573             4,087          6,036         2,866
  Payable for fund shares
   purchased.............      --           --             --            --               --              --             --
  Other liabilities......      --           --             --            --               --              --             --
                           -----------   ----------    ----------     ----------       -----------     ----------    ----------
  Total Liabilities......          556        1,985           246          4,573             4,087          6,036         2,866
                           -----------   ----------    ----------     ----------       -----------     ----------    ----------
NET ASSETS:
  For Variable Annuity
   Contract
   Liabilities...........  $13,147,709   $5,374,495    $5,955,732     $7,437,940       $36,789,468     $9,087,734    $4,118,299
                           ===========   ==========    ==========     ==========       ===========     ==========    ==========

_____________________________________ SA-7 _____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2004


                                                      EQUALLY-WEIGHTED   SMALL COMPANY
                           MONEY MARKET   UTILITIES       S&P 500       GROWTH PORTFOLIO
                           SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT (A)   SUB-ACCOUNT (B)
                           ------------  -----------  ----------------  ----------------
ASSETS:
  Investments:
    Number of Shares:
      Class I............      --            --            --               --
      Class II...........      --            --            --                 5,395
      Class X............    5,446,366      291,366         911,109         --
      Class Y............    3,420,262       61,196         453,944         --
      Class 1............      --            --            --               --
      Class 2............      --            --            --               --
      Other..............      --            --            --               --
                            ==========   ==========     ===========         =======
    Cost:
      Class I............      --            --            --               --
      Class II...........      --            --            --               $78,287
      Class X............   $5,446,367   $4,238,206     $12,706,467         --
      Class Y............    3,420,262    1,371,969       8,645,519         --
      Class 1............      --            --            --               --
      Class 2............      --            --            --               --
      Other..............      --            --            --               --
                            ==========   ==========     ===========         =======
    Market Value:
      Class I............      --            --            --               --
      Class II...........      --            --            --               $83,458
      Class X............   $5,446,366   $5,483,503     $22,276,619         --
      Class Y............    3,420,262    1,151,088      11,008,148         --
      Class 1............      --            --            --               --
      Class 2............      --            --            --               --
      Other..............      --            --            --               --
  Due from Hartford Life
   Insurance Company.....      --            --            --               --
  Receivable from fund
   shares sold...........        1,343          328          51,867               5
  Other assets...........           10       --            --               --
                            ----------   ----------     -----------         -------
  Total Assets...........    8,867,981    6,634,919      33,336,634          83,463
                            ----------   ----------     -----------         -------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....        1,343          326          51,865               5
  Payable for fund shares
   purchased.............      --            --            --               --
  Other liabilities......      --            --            --               --
                            ----------   ----------     -----------         -------
  Total Liabilities......        1,343          326          51,865               5
                            ----------   ----------     -----------         -------
NET ASSETS:
  For Variable Annuity
   Contract
   Liabilities...........   $8,866,638   $6,634,593     $33,284,769         $83,458
                            ==========   ==========     ===========         =======

(a)  Formerly Value-Added Market Sub-Account. Change effective November 1, 2004.
(b)  From inception, May 3, 2004 to December 31, 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-8 _____________________________________

                                                                                                              AGGRESSIVE
                           GLOBAL FRANCHISE  ENTERPRISE   GROWTH AND INCOME   COMSTOCK    EMERGING GROWTH  GROWTH PORTFOLIO
                             SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT (B)
                           ----------------  -----------  -----------------  -----------  ---------------  ----------------
ASSETS:
  Investments:
    Number of Shares:
      Class I............       --               72,237         109,276          --           --               --
      Class II...........        28,159          68,997         213,473         157,828         7,946           16,169
      Class X............       --               --            --                --           --               --
      Class Y............       --               --            --                --           --               --
      Class 1............       --               --            --                --           --               --
      Class 2............       --               --            --                --           --               --
      Other..............       --               --            --                --           --               --
                               ========      ==========      ==========      ==========      ========          =======
    Cost:
      Class I............       --           $1,551,593      $1,698,746          --           --               --
      Class II...........      $328,010       1,136,865       3,328,547      $1,846,935      $188,296          $71,423
      Class X............       --               --            --                --           --               --
      Class Y............       --               --            --                --           --               --
      Class 1............       --               --            --                --           --               --
      Class 2............       --               --            --                --           --               --
      Other..............       --               --            --                --           --               --
                               ========      ==========      ==========      ==========      ========          =======
    Market Value:
      Class I............       --           $  982,417      $2,111,205          --           --               --
      Class II...........      $388,876         938,361       4,117,902      $2,160,671      $205,329          $78,580
      Class X............       --               --            --                --           --               --
      Class Y............       --               --            --                --           --               --
      Class 1............       --               --            --                --           --               --
      Class 2............       --               --            --                --           --               --
      Other..............       --               --            --                --           --               --
  Due from Hartford Life
   Insurance Company.....       --               --            --                --           --               --
  Receivable from fund
   shares sold...........            20              81           1,093             815            11                5
  Other assets...........       --               --            --                --           --               --
                               --------      ----------      ----------      ----------      --------          -------
  Total Assets...........       388,896       1,920,859       6,230,200       2,161,486       205,340           78,585
                               --------      ----------      ----------      ----------      --------          -------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....            20              81           1,094             815            12                5
  Payable for fund shares
   purchased.............       --               --            --                --           --               --
  Other liabilities......       --               --            --                --           --               --
                               --------      ----------      ----------      ----------      --------          -------
  Total Liabilities......            20              81           1,094             815            12                5
                               --------      ----------      ----------      ----------      --------          -------
NET ASSETS:
  For Variable Annuity
   Contract
   Liabilities...........      $388,876      $1,920,778      $6,229,106      $2,160,671      $205,328          $78,580
                               ========      ==========      ==========      ==========      ========          =======


                               GOVERNMENT
                               PORTFOLIO
                            SUB-ACCOUNT (B)
                           ------------------
ASSETS:
  Investments:
    Number of Shares:
      Class I............       --
      Class II...........         15,320
      Class X............       --
      Class Y............       --
      Class 1............       --
      Class 2............       --
      Other..............       --
                                ========
    Cost:
      Class I............       --
      Class II...........       $144,394
      Class X............       --
      Class Y............       --
      Class 1............       --
      Class 2............       --
      Other..............       --
                                ========
    Market Value:
      Class I............       --
      Class II...........       $145,233
      Class X............       --
      Class Y............       --
      Class 1............       --
      Class 2............       --
      Other..............       --
  Due from Hartford Life
   Insurance Company.....       --
  Receivable from fund
   shares sold...........              9
  Other assets...........       --
                                --------
  Total Assets...........        145,242
                                --------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....              9
  Payable for fund shares
   purchased.............       --
  Other liabilities......       --
                                --------
  Total Liabilities......              9
                                --------
NET ASSETS:
  For Variable Annuity
   Contract
   Liabilities...........       $145,233
                                ========

(b)  From inception, May 3, 2004 to December 31, 2004.

_____________________________________ SA-9 _____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2004

                                                                                UNITS
                                                                     FEES      OWNED BY       UNIT       CONTRACT
                                                                   (NOTE 3)  PARTICIPANTS   PRICE #     LIABILITY
                                                                   --------  ------------  ----------  ------------
DEFERRED ANNUITY CONTRACTS IN THE ACCUMULATION PERIOD:
American Funds Global Growth Fund -- Class 2.....................     1.30%       13,039   $ 1.244884  $     16,231
American Funds Global Growth Fund -- Class 2.....................     1.40%       27,366    11.887898       325,328
American Funds Global Growth Fund -- Class 2.....................     1.50%      123,529     8.409843     1,038,861
American Funds Global Growth Fund -- Class 2.....................     1.60%        4,931    11.794979        58,161
American Funds Global Growth Fund -- Class 2.....................     1.85%       74,599     8.288746       618,336
American Funds Global Growth Fund -- Class 2.....................     1.90%        3,409    11.655680        39,737
American Funds Global Growth Fund -- Class 2.....................     1.95%       14,604    11.641618       170,019
American Funds Global Growth Fund -- Class 2.....................     2.00%        2,217     8.258749        18,309
American Funds Global Growth Fund -- Class 2.....................     2.10%       18,244    11.599446       211,618
American Funds Global Growth Fund -- Class 2.....................     2.15%        4,558    11.589771        52,827
American Funds Global Growth Fund -- Class 2.....................     2.25%        3,363     8.212034        27,614
American Funds Global Growth Fund -- Class 2.....................     2.30%          927     8.951838         8,302
American Funds Global Growth Fund -- Class 2.....................     2.40%        2,059     8.926886        18,384
American Funds Global Growth Fund -- Class 2.....................     2.60%        4,780     8.172367        39,066
American Funds Growth Fund -- Class 2............................     1.30%      178,363     1.117260       199,281
American Funds Growth Fund -- Class 2............................     1.40%      498,335    11.603152     5,782,258
American Funds Growth Fund -- Class 2............................     1.50%      994,884     8.046678     8,005,510
American Funds Growth Fund -- Class 2............................     1.60%       39,135    11.512438       450,534
American Funds Growth Fund -- Class 2............................     1.70%          695     7.983767         5,547
American Funds Growth Fund -- Class 2............................     1.75%        1,480    11.417752        16,898
American Funds Growth Fund -- Class 2............................     1.80%        6,249    11.408233        71,290
American Funds Growth Fund -- Class 2............................     1.85%      777,992     7.930772     6,170,076
American Funds Growth Fund -- Class 2............................     1.90%       94,399    11.376414     1,073,921
American Funds Growth Fund -- Class 2............................     1.95%      122,205    11.362684     1,388,579
American Funds Growth Fund -- Class 2............................     2.00%       21,907     7.902052       173,109
American Funds Growth Fund -- Class 2............................     2.10%      127,648    11.321555     1,445,175
American Funds Growth Fund -- Class 2............................     2.15%       53,890    11.312082       609,605
American Funds Growth Fund -- Class 2............................     2.25%       56,258     7.857367       442,043
American Funds Growth Fund -- Class 2............................     2.30%       95,306     7.827485       746,009
American Funds Growth Fund -- Class 2............................     2.40%       81,338     7.805651       634,893
American Funds Growth Fund -- Class 2............................     2.45%        1,632     7.831177        12,783
American Funds Growth Fund -- Class 2............................     2.60%       23,616     7.819403       184,664
American Funds Growth-Income Fund -- Class 2.....................     1.40%      328,740    11.817193     3,884,782
American Funds Growth-Income Fund -- Class 2.....................     1.50%      647,150    12.038364     7,790,625
American Funds Growth-Income Fund -- Class 2.....................     1.60%       20,271    11.724892       237,683
American Funds Growth-Income Fund -- Class 2.....................     1.70%          461    11.944278         5,501
American Funds Growth-Income Fund -- Class 2.....................     1.80%          683    11.618799         7,937
American Funds Growth-Income Fund -- Class 2.....................     1.85%      505,800    11.865058     6,001,346
American Funds Growth-Income Fund -- Class 2.....................     1.90%       21,616    11.586387       250,458
American Funds Growth-Income Fund -- Class 2.....................     1.95%      115,872    11.572399     1,340,917
American Funds Growth-Income Fund -- Class 2.....................     2.00%       27,130    11.822096       320,728
American Funds Growth-Income Fund -- Class 2.....................     2.10%      156,828    11.530506     1,808,307
American Funds Growth-Income Fund -- Class 2.....................     2.15%       32,888    11.520882       378,896
American Funds Growth-Income Fund -- Class 2.....................     2.25%       40,011    11.755253       470,337
American Funds Growth-Income Fund -- Class 2.....................     2.30%       56,243    11.586062       651,631
American Funds Growth-Income Fund -- Class 2.....................     2.40%       32,584    11.553751       376,467

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-10 ____________________________________

                                                                                UNITS
                                                                     FEES      OWNED BY       UNIT       CONTRACT
                                                                   (NOTE 3)  PARTICIPANTS   PRICE #     LIABILITY
                                                                   --------  ------------  ----------  ------------
American Funds Growth-Income Fund -- Class 2.....................     2.45%        1,085   $11.716059  $     12,715
American Funds Growth-Income Fund -- Class 2.....................     2.60%        5,094    11.698456        59,597
American Funds International Fund -- Class 2.....................     1.30%       39,752     1.268031        50,407
American Funds International Fund -- Class 2.....................     1.40%       88,731     11.69653     1,037,848
American Funds International Fund -- Class 2.....................     1.50%      301,935     8.098834     2,445,322
American Funds International Fund -- Class 2.....................     1.60%        7,426    11.605113        86,182
American Funds International Fund -- Class 2.....................     1.80%        1,628    11.500121        18,725
American Funds International Fund -- Class 2.....................     1.85%      138,517     7.982226     1,105,675
American Funds International Fund -- Class 2.....................     1.90%       20,638    11.468042       236,676
American Funds International Fund -- Class 2.....................     1.95%       26,713    11.454187       305,981
American Funds International Fund -- Class 2.....................     2.00%        2,112     7.953330        16,799
American Funds International Fund -- Class 2.....................     2.10%       41,991    11.412712       479,235
American Funds International Fund -- Class 2.....................     2.15%        6,027    11.403186        68,729
American Funds International Fund -- Class 2.....................     2.25%        3,655     7.908356        28,909
American Funds International Fund -- Class 2.....................     2.30%       14,908     8.650218       128,961
American Funds International Fund -- Class 2.....................     2.40%        8,708     8.626119        75,117
American Funds International Fund -- Class 2.....................     2.60%        6,911     7.870167        54,392
American Funds Global Small Capitalization Fund -- Class 2.......     1.30%       91,929     1.361722       125,181
American Funds Global Small Capitalization Fund -- Class 2.......     1.40%       27,969    14.045346       392,841
American Funds Global Small Capitalization Fund -- Class 2.......     1.50%       56,342    10.170302       573,014
American Funds Global Small Capitalization Fund -- Class 2.......     1.60%        1,465    13.935574        20,411
American Funds Global Small Capitalization Fund -- Class 2.......     1.80%        1,653    13.809508        22,823
American Funds Global Small Capitalization Fund -- Class 2.......     1.85%       29,313    10.023816       293,829
American Funds Global Small Capitalization Fund -- Class 2.......     1.90%        4,788    13.770991        65,941
American Funds Global Small Capitalization Fund -- Class 2.......     1.95%       15,088    13.754346       207,523
American Funds Global Small Capitalization Fund -- Class 2.......     2.00%        6,519     9.987546        65,108
American Funds Global Small Capitalization Fund -- Class 2.......     2.10%       19,943    13.704582       273,314
American Funds Global Small Capitalization Fund -- Class 2.......     2.15%        2,259    13.693146        30,934
American Funds Global Small Capitalization Fund -- Class 2.......     2.25%        5,415     9.931072        53,777
American Funds Global Small Capitalization Fund -- Class 2.......     2.30%        7,671    10.060752        77,178
American Funds Global Small Capitalization Fund -- Class 2.......     2.40%        9,782    10.032697        98,135
American Funds Global Small Capitalization Fund -- Class 2.......     2.60%        1,285     9.883142        12,698
Franklin Small Cap Fund -- Class 2...............................     1.30%       26,024     1.068933        27,818
Franklin Small Cap Fund -- Class 2...............................     1.40%       35,551    12.241196       435,185
Franklin Small Cap Fund -- Class 2...............................     1.50%      175,111     7.007253     1,227,049
Franklin Small Cap Fund -- Class 2...............................     1.60%        3,568    12.145513        43,340
Franklin Small Cap Fund -- Class 2...............................     1.80%        1,406    12.035601        16,919
Franklin Small Cap Fund -- Class 2...............................     1.85%      132,767     6.906343       916,933
Franklin Small Cap Fund -- Class 2...............................     1.90%        7,108    12.002052        85,305
Franklin Small Cap Fund -- Class 2...............................     1.95%       23,759    11.987535       284,809
Franklin Small Cap Fund -- Class 2...............................     2.00%          199     6.881313         1,372
Franklin Small Cap Fund -- Class 2...............................     2.10%       12,882    11.944148       153,869
Franklin Small Cap Fund -- Class 2...............................     2.15%        4,410    11.934164        52,629
Franklin Small Cap Fund -- Class 2...............................     2.25%       12,034     6.842409        82,341
Franklin Small Cap Fund -- Class 2...............................     2.30%       16,985     6.872827       116,732
Franklin Small Cap Fund -- Class 2...............................     2.40%        5,531     6.853671        37,909
Franklin Small Cap Fund -- Class 2...............................     2.45%          743     6.819597         5,070
Franklin Small Cap Fund -- Class 2...............................     2.60%        6,267     6.809347        42,673

_____________________________________ SA-11 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2004

                                                                                UNITS
                                                                     FEES      OWNED BY       UNIT       CONTRACT
                                                                   (NOTE 3)  PARTICIPANTS   PRICE #     LIABILITY
                                                                   --------  ------------  ----------  ------------
Franklin Strategic Income Securities Fund -- Class 1.............     1.30%       13,280   $ 1.325500  $     17,602
Franklin Strategic Income Securities Fund -- Class 1.............     1.40%       67,166    14.502377       974,062
Franklin Strategic Income Securities Fund -- Class 1.............     1.50%       82,905    13.900634     1,152,435
Franklin Strategic Income Securities Fund -- Class 1.............     1.60%        3,723    14.389106        53,577
Franklin Strategic Income Securities Fund -- Class 1.............     1.80%        1,467    14.258968        20,925
Franklin Strategic Income Securities Fund -- Class 1.............     1.85%       38,538    13.700613       527,994
Franklin Strategic Income Securities Fund -- Class 1.............     1.90%        7,795    14.219217       110,838
Franklin Strategic Income Securities Fund -- Class 1.............     1.95%       25,659    14.202025       364,409
Franklin Strategic Income Securities Fund -- Class 1.............     2.00%        4,205    13.651006        57,397
Franklin Strategic Income Securities Fund -- Class 1.............     2.10%       26,989    14.150605       381,905
Franklin Strategic Income Securities Fund -- Class 1.............     2.15%       10,679    14.138796       150,995
Franklin Strategic Income Securities Fund -- Class 1.............     2.25%        2,445    13.573800        33,186
Franklin Strategic Income Securities Fund -- Class 1.............     2.30%        8,383    13.484736       113,047
Franklin Strategic Income Securities Fund -- Class 1.............     2.40%        2,003    13.447148        26,936
Franklin Strategic Income Securities Fund -- Class 1.............     2.60%          159    13.508186         2,152
Mutual Shares Securities Fund -- Class 2.........................     1.30%       70,371     1.173480        82,579
Mutual Shares Securities Fund -- Class 2.........................     1.40%      224,346    13.764052     3,087,913
Mutual Shares Securities Fund -- Class 2.........................     1.50%      294,476    13.607363     4,007,043
Mutual Shares Securities Fund -- Class 2.........................     1.60%       18,337    13.656519       250,425
Mutual Shares Securities Fund -- Class 2.........................     1.70%          121    13.501081         1,628
Mutual Shares Securities Fund -- Class 2.........................     1.75%          888    13.544291        12,022
Mutual Shares Securities Fund -- Class 2.........................     1.80%        7,248    13.532966        98,087
Mutual Shares Securities Fund -- Class 2.........................     1.85%      179,863    13.411478     2,412,228
Mutual Shares Securities Fund -- Class 2.........................     1.90%        7,336    13.495246        98,995
Mutual Shares Securities Fund -- Class 2.........................     1.95%       32,657    13.478928       440,182
Mutual Shares Securities Fund -- Class 2.........................     2.00%       18,844    13.362930       251,812
Mutual Shares Securities Fund -- Class 2.........................     2.10%       27,783    13.430117       373,129
Mutual Shares Securities Fund -- Class 2.........................     2.15%       28,175    13.418900       378,083
Mutual Shares Securities Fund -- Class 2.........................     2.25%        9,392    13.287352       124,796
Mutual Shares Securities Fund -- Class 2.........................     2.30%       42,587    12.783218       544,395
Mutual Shares Securities Fund -- Class 2.........................     2.40%       12,051    12.747565       153,626
Mutual Shares Securities Fund -- Class 2.........................     2.60%          971    13.223137        12,843
Templeton Developing Markets Securities Fund -- Class 1..........     1.30%       57,958     1.677055        97,199
Templeton Developing Markets Securities Fund -- Class 1..........     1.40%       14,498    12.901593       187,051
Templeton Developing Markets Securities Fund -- Class 1..........     1.50%       24,258    13.650959       331,145
Templeton Developing Markets Securities Fund -- Class 1..........     1.60%        1,971    12.800825        25,229
Templeton Developing Markets Securities Fund -- Class 1..........     1.75%          834    12.695565        10,588
Templeton Developing Markets Securities Fund -- Class 1..........     1.85%       23,183    13.454457       311,911
Templeton Developing Markets Securities Fund -- Class 1..........     1.90%        7,550    12.649581        95,502
Templeton Developing Markets Securities Fund -- Class 1..........     1.95%        5,497    12.634294        69,447
Templeton Developing Markets Securities Fund -- Class 1..........     2.00%           59    13.405726           792
Templeton Developing Markets Securities Fund -- Class 1..........     2.10%        4,609    12.588575        58,026
Templeton Developing Markets Securities Fund -- Class 1..........     2.15%        2,656    12.578079        33,410
Templeton Developing Markets Securities Fund -- Class 1..........     2.25%        1,624    13.329954        21,652
Templeton Developing Markets Securities Fund -- Class 1..........     2.30%           44    15.035801           661
Templeton Developing Markets Securities Fund -- Class 1..........     2.40%        5,892    14.993886        88,345
Templeton Developing Markets Securities Fund -- Class 1..........     2.60%           92    13.265566         1,223
Templeton Growth Securities Fund -- Class 2......................     1.30%       14,201     1.166563        16,565

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-12 ____________________________________

                                                                                UNITS
                                                                     FEES      OWNED BY       UNIT       CONTRACT
                                                                   (NOTE 3)  PARTICIPANTS   PRICE #     LIABILITY
                                                                   --------  ------------  ----------  ------------
Templeton Growth Securities Fund -- Class 2......................     1.40%       22,835   $12.390441  $    282,931
Templeton Growth Securities Fund -- Class 2......................     1.50%       69,690    11.858859       826,444
Templeton Growth Securities Fund -- Class 2......................     1.60%        5,813    12.293676        71,469
Templeton Growth Securities Fund -- Class 2......................     1.75%          732    12.192621         8,920
Templeton Growth Securities Fund -- Class 2......................     1.80%        7,115    12.182443        86,680
Templeton Growth Securities Fund -- Class 2......................     1.85%       98,068    11.688123     1,146,235
Templeton Growth Securities Fund -- Class 2......................     1.90%          751    12.148462         9,121
Templeton Growth Securities Fund -- Class 2......................     1.95%        6,872    12.133777        83,382
Templeton Growth Securities Fund -- Class 2......................     2.00%        4,057    11.645789        47,249
Templeton Growth Securities Fund -- Class 2......................     2.10%        7,387    12.089857        89,310
Templeton Growth Securities Fund -- Class 2......................     2.15%       10,096    12.079774       121,962
Templeton Growth Securities Fund -- Class 2......................     2.25%        1,760    11.579915        20,386
Templeton Growth Securities Fund -- Class 2......................     2.30%        7,157    11.844522        84,772
Templeton Growth Securities Fund -- Class 2......................     2.40%        5,002    11.811474        59,076
Templeton Growth Securities Fund -- Class 2......................     2.60%        1,379    11.523966        15,886
MFS Capital Opportunities Series -- Class INIT...................     1.40%       49,553     8.459697       419,205
MFS Capital Opportunities Series -- Class INIT...................     1.50%       82,266     6.321527       520,049
MFS Capital Opportunities Series -- Class INIT...................     1.85%       18,589     6.230456       115,817
MFS Emerging Growth Series -- Class INIT.........................     1.40%        3,249     7.491736        24,345
MFS Emerging Growth Series -- Class INIT.........................     1.50%       75,011     4.991971       374,453
MFS Emerging Growth Series -- Class INIT.........................     1.85%       25,328     4.920035       124,615
MFS Emerging Growth Series -- Class INIT.........................     1.95%        4,547     7.336454        33,358
MFS Emerging Growth Series -- Class INIT.........................     2.10%          147     7.309877         1,074
MFS Emerging Growth Series -- Class INIT.........................     2.30%          773     4.830273         3,735
MFS Emerging Growth Series -- Class INIT.........................     2.40%        8,924     4.816813        42,986
MFS Investors Growth Stock Series -- Class INIT..................     1.40%       27,267     7.762533       211,664
MFS Investors Growth Stock Series -- Class INIT..................     1.50%       70,371     6.210656       437,051
MFS Investors Growth Stock Series -- Class INIT..................     1.85%       28,044     6.121203       171,661
MFS Investors Growth Stock Series -- Class INIT..................     1.95%        4,491     7.601666        34,137
MFS Investors Growth Stock Series -- Class INIT..................     2.10%          570     7.574124         4,315
MFS Investors Growth Stock Series -- Class INIT..................     2.15%          297     7.567817         2,245
MFS Investors Growth Stock Series -- Class INIT..................     2.30%          220     5.895131         1,296
MFS Investors Growth Stock Series -- Class INIT..................     2.40%        1,600     5.878665         9,405
MFS Investors Trust Series -- Class INIT.........................     1.40%        9,566     8.380645        80,173
MFS Investors Trust Series -- Class INIT.........................     1.50%       37,863     8.393491       317,804
MFS Investors Trust Series -- Class INIT.........................     1.60%        3,306     8.315153        27,490
MFS Investors Trust Series -- Class INIT.........................     1.80%          233     8.239891         1,916
MFS Investors Trust Series -- Class INIT.........................     1.85%       45,762     8.272616       378,575
MFS Investors Trust Series -- Class INIT.........................     1.95%       12,962     8.206973       106,382
MFS Investors Trust Series -- Class INIT.........................     2.00%           56     8.242657           459
MFS Investors Trust Series -- Class INIT.........................     2.10%          391     8.177243         3,198
MFS Investors Trust Series -- Class INIT.........................     2.15%          276     8.170420         2,253
MFS Investors Trust Series -- Class INIT.........................     2.30%          852     8.022764         6,832
MFS Investors Trust Series -- Class INIT.........................     2.40%        1,989     8.000393        15,916
MFS Investors Trust Series -- Class INIT.........................     2.60%        1,453     8.156435        11,852
MFS Total Return Series -- Class INIT............................     1.40%      238,908    12.917678     3,086,136
MFS Total Return Series -- Class INIT............................     1.50%      424,340    12.922874     5,483,698
MFS Total Return Series -- Class INIT............................     1.60%        6,308    12.816786        80,849

_____________________________________ SA-13 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2004

                                                                                UNITS
                                                                     FEES      OWNED BY       UNIT       CONTRACT
                                                                   (NOTE 3)  PARTICIPANTS   PRICE #     LIABILITY
                                                                   --------  ------------  ----------  ------------
MFS Total Return Series -- Class INIT............................     1.70%        2,450   $12.821937  $     31,415
MFS Total Return Series -- Class INIT............................     1.75%        1,751    12.711434        22,255
MFS Total Return Series -- Class INIT............................     1.80%        2,739    12.700809        34,791
MFS Total Return Series -- Class INIT............................     1.85%      254,179    12.736882     3,237,445
MFS Total Return Series -- Class INIT............................     1.90%        7,635    12.665393        96,700
MFS Total Return Series -- Class INIT............................     1.95%       26,523    12.650086       335,516
MFS Total Return Series -- Class INIT............................     2.00%       20,899     12.69076       265,219
MFS Total Return Series -- Class INIT............................     2.10%       35,706    12.604277       450,049
MFS Total Return Series -- Class INIT............................     2.15%       26,245    12.593753       330,526
MFS Total Return Series -- Class INIT............................     2.25%       11,318    12.618972       142,817
MFS Total Return Series -- Class INIT............................     2.30%       42,391    11.837995       501,830
MFS Total Return Series -- Class INIT............................     2.40%       29,724    11.804998       350,893
MFS Total Return Series -- Class INIT............................     2.45%          999    12.576878        12,567
MFS Total Return Series -- Class INIT............................     2.60%        4,079    12.557976        51,226
Equity and Income -- Class II....................................     1.50%        1,481    12.750251        18,888
Equity and Income -- Class II....................................     1.80%        1,340    12.686624        17,005
Equity and Income -- Class II....................................     1.85%          995    12.676058        12,610
Equity and Income -- Class II....................................     1.95%           29    12.654940           365
Equity and Income -- Class II....................................     2.00%          122    12.644405         1,544
Core Plus Fixed Income -- Class A................................     1.30%       18,643     1.130940        21,085
Core Plus Fixed Income -- Class A................................     1.40%      477,391     13.35816     6,377,064
Core Plus Fixed Income -- Class A................................     1.50%      328,984    12.795239     4,209,435
Core Plus Fixed Income -- Class A................................     1.60%        2,923    13.253834        38,737
Core Plus Fixed Income -- Class A................................     1.65%        1,046    13.181859        13,783
Core Plus Fixed Income -- Class A................................     1.80%        9,008    13.080943       117,827
Core Plus Fixed Income -- Class A................................     1.85%      187,418     13.07894     2,451,228
Core Plus Fixed Income -- Class A................................     1.90%          935    13.100982        12,248
Core Plus Fixed Income -- Class A................................     1.95%       49,429    13.085176       646,786
Core Plus Fixed Income -- Class A................................     2.00%        3,723    13.031584        48,520
Core Plus Fixed Income -- Class A................................     2.10%       35,736    13.037761       465,913
Core Plus Fixed Income -- Class A................................     2.15%       37,699    12.931789       487,516
Core Plus Fixed Income -- Class A................................     2.25%        4,588    12.957862        59,453
Core Plus Fixed Income -- Class A................................     2.30%       24,332    12.951366       315,127
Core Plus Fixed Income -- Class A................................     2.40%        6,046    12.862928        77,774
Core Plus Fixed Income -- Class A................................     2.60%       13,210    12.828577       169,470
Emerging Markets Debt -- Class A.................................     1.40%       22,170    15.142234       335,695
Emerging Markets Debt -- Class A.................................     1.50%        8,808    16.078001       141,619
Emerging Markets Debt -- Class A.................................     1.60%          556    15.024005         8,351
Emerging Markets Debt -- Class A.................................     1.80%          142    18.391878         2,621
Emerging Markets Debt -- Class A.................................     1.85%        5,926    18.392308       108,984
Emerging Markets Debt -- Class A.................................     1.90%          109    14.843041         1,622
Emerging Markets Debt -- Class A.................................     1.95%        3,590    14.825119        53,225
Emerging Markets Debt -- Class A.................................     2.00%          790    18.325735        14,469
Emerging Markets Debt -- Class A.................................     2.10%        2,823    14.771467        41,699
Emerging Markets Debt -- Class A.................................     2.15%        7,341    18.182239       133,477
Emerging Markets Debt -- Class A.................................     2.25%          218    18.222130         3,964
Emerging Markets Debt -- Class A.................................     2.30%        1,422    18.213001        25,903
Emerging Markets Debt -- Class A.................................     2.40%          649    18.085485        11,742

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-14 ____________________________________

                                                                                UNITS
                                                                     FEES      OWNED BY       UNIT       CONTRACT
                                                                   (NOTE 3)  PARTICIPANTS   PRICE #     LIABILITY
                                                                   --------  ------------  ----------  ------------
Emerging Markets Equity -- Class.................................     1.30%        4,818   $ 1.443391  $      6,956
Emerging Markets Equity -- Class.................................     1.40%       27,631     12.83533       354,650
Emerging Markets Equity -- Class.................................     1.50%       13,201     9.834168       129,818
Emerging Markets Equity -- Class.................................     1.60%          318    12.735084         4,055
Emerging Markets Equity -- Class.................................     1.65%          237    12.665935         2,998
Emerging Markets Equity -- Class.................................     1.80%          673    12.568951         8,455
Emerging Markets Equity -- Class.................................     1.85%        7,192    12.567009        90,385
Emerging Markets Equity -- Class.................................     1.95%          100    12.573058         1,254
Emerging Markets Equity -- Class.................................     2.00%          841    12.521528        10,535
Emerging Markets Equity -- Class.................................     2.10%        6,152    12.527574        77,073
Emerging Markets Equity -- Class.................................     2.15%        4,172    12.425629        51,834
Emerging Markets Equity -- Class.................................     2.30%        1,501    12.444562        18,680
Emerging Markets Equity -- Class.................................     2.40%          124    12.359564         1,539
Emerging Markets Equity -- Class.................................     2.60%          141    12.326618         1,742
Technology -- Class..............................................     1.40%        3,350     2.437206         8,166
Technology -- Class..............................................     1.50%       57,308     2.428270       139,159
Technology -- Class..............................................     1.85%       16,657     2.394272        39,881
Technology -- Class..............................................     1.95%        2,200     2.391459         5,261
Technology -- Class..............................................     2.10%        1,189     2.382817         2,833
High Yield -- Class..............................................     1.40%       84,772    10.727163       909,364
High Yield -- Class..............................................     1.50%       38,622    10.330559       398,991
High Yield -- Class..............................................     1.60%           49    10.643385           517
High Yield -- Class..............................................     1.65%          560    10.571326         5,917
High Yield -- Class..............................................     1.80%          243    10.488476         2,549
High Yield -- Class..............................................     1.85%       78,311    10.488745       821,388
High Yield -- Class..............................................     1.90%          150    10.515236         1,577
High Yield -- Class..............................................     1.95%        4,287    10.502524        45,025
High Yield -- Class..............................................     2.00%           70    10.450791           732
High Yield -- Class..............................................     2.10%        2,855    10.464486        29,881
High Yield -- Class..............................................     2.15%       10,433    10.368894       108,170
High Yield -- Class..............................................     2.25%          377    10.391682         3,921
High Yield -- Class..............................................     2.30%        2,237    10.386478        23,231
High Yield -- Class..............................................     2.40%        1,205    10.313698        12,428
High Yield -- Class..............................................     2.60%        1,769    10.286162        18,193
U.S. Mid Cap Value -- Class A....................................     1.40%      136,454    13.981589     1,907,850
U.S. Mid Cap Value -- Class A....................................     1.50%      144,340    10.940048     1,579,085
U.S. Mid Cap Value -- Class A....................................     1.60%        3,585    13.872371        49,732
U.S. Mid Cap Value -- Class A....................................     1.65%        2,596    15.258255        39,614
U.S. Mid Cap Value -- Class A....................................     1.80%        1,171    15.138757        17,731
U.S. Mid Cap Value -- Class A....................................     1.85%       60,280    15.139083       912,588
U.S. Mid Cap Value -- Class A....................................     1.90%        3,930    13.705391        53,862
U.S. Mid Cap Value -- Class A....................................     1.95%       13,883    13.688840       190,041
U.S. Mid Cap Value -- Class A....................................     2.00%        1,162    15.084300        17,523
U.S. Mid Cap Value -- Class A....................................     2.10%       16,703    13.639290       227,812
U.S. Mid Cap Value -- Class A....................................     2.15%        6,676    14.966117        99,911
U.S. Mid Cap Value -- Class A....................................     2.25%        1,816    14.998977        27,245
U.S. Mid Cap Value -- Class A....................................     2.30%        4,208    14.991470        63,084
U.S. Mid Cap Value -- Class A....................................     2.60%        2,888    14.846750        42,874

_____________________________________ SA-15 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2004

                                                                                UNITS
                                                                     FEES      OWNED BY       UNIT       CONTRACT
                                                                   (NOTE 3)  PARTICIPANTS   PRICE #     LIABILITY
                                                                   --------  ------------  ----------  ------------
American Opportunities -- Class X................................     1.30%      306,404   $ 0.983629  $    301,388
American Opportunities -- Class X................................     1.40%      694,973    25.448759    17,686,188
American Opportunities -- Class X................................     1.65%       15,762    10.873574       171,391
American Opportunities -- Class Y................................     1.50%      327,005     6.386781     2,088,511
American Opportunities -- Class Y................................     1.80%        1,133     6.300062         7,136
American Opportunities -- Class Y................................     1.85%      157,248     6.294792       989,845
American Opportunities -- Class Y................................     1.90%        4,318     6.289546        27,158
American Opportunities -- Class Y................................     1.95%        9,755     6.277234        61,234
American Opportunities -- Class Y................................     2.10%        1,934     6.259182        12,104
American Opportunities -- Class Y................................     2.40%        2,599     6.227146        16,185
Balanced Growth -- Class X.......................................     1.30%      104,166     1.113625       116,002
Balanced Growth -- Class X.......................................     1.40%      517,244    21.530461    11,136,497
Balanced Growth -- Class X.......................................     1.65%        1,766    12.826123        22,645
Balanced Growth -- Class Y.......................................     1.50%      126,067    12.191036     1,536,890
Balanced Growth -- Class Y.......................................     1.60%          788    12.120272         9,546
Balanced Growth -- Class Y.......................................     1.80%          604    12.025581         7,268
Balanced Growth -- Class Y.......................................     1.85%       14,865    12.015535       178,609
Balanced Growth -- Class Y.......................................     1.90%        1,468    12.005520        17,619
Balanced Growth -- Class Y.......................................     1.95%        3,205    11.982051        38,397
Balanced Growth -- Class Y.......................................     2.00%        5,809    11.972043        69,545
Balanced Growth -- Class Y.......................................     2.15%        1,232    11.924222        14,691
Capital Opportunities -- Class X.................................     1.30%        5,696     0.994021         5,663
Capital Opportunities -- Class X.................................     1.40%      324,947     9.456895     3,072,991
Capital Opportunities -- Class X.................................     1.65%        8,074     8.204194        66,239
Capital Opportunities -- Class Y.................................     1.50%      391,565     3.633484     1,422,747
Capital Opportunities -- Class Y.................................     1.60%        8,512     3.612365        30,749
Capital Opportunities -- Class Y.................................     1.80%        6,018     3.584100        21,569
Capital Opportunities -- Class Y.................................     1.85%       29,482     3.581115       105,578
Capital Opportunities -- Class Y.................................     1.90%      145,656     3.578114       521,172
Capital Opportunities -- Class Y.................................     2.00%        9,251     3.568139        33,010
Capital Opportunities -- Class Y.................................     2.10%        5,992     3.560868        21,336
Capital Opportunities -- Class Y.................................     2.30%       12,898     3.546183        45,738
Capital Opportunities -- Class Y.................................     2.40%        7,300     3.542646        25,862
Capital Opportunities -- Class Y.................................     2.60%          521     3.530842         1,841
Developing Growth -- Class X.....................................     1.30%       30,706     1.250444        38,397
Developing Growth -- Class X.....................................     1.40%      184,784    26.253390     4,851,217
Developing Growth -- Class X.....................................     1.65%       10,353    13.830117       143,180
Developing Growth -- Class Y.....................................     1.50%       88,055     7.497444       660,189
Developing Growth -- Class Y.....................................     1.60%        1,506     7.453881        11,223
Developing Growth -- Class Y.....................................     1.85%        9,316     7.389456        68,843
Developing Growth -- Class Y.....................................     1.95%        4,525     7.368845        33,347
Developing Growth -- Class Y.....................................     2.00%          135     7.362704           991
Developing Growth -- Class Y.....................................     2.10%        5,283     7.347654        38,820
Developing Growth -- Class Y.....................................     2.15%        6,435     7.333297        47,192
Developing Growth -- Class Y.....................................     2.40%        7,852     7.310065        57,401
Developing Growth -- Class Y.....................................     2.60%          152     7.285686         1,109
Flexible Income -- Class X.......................................     1.30%       16,611     1.285868        21,358
Flexible Income -- Class X.......................................     1.40%      294,367    13.696791     4,031,884

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-16 ____________________________________

                                                                                UNITS
                                                                     FEES      OWNED BY       UNIT       CONTRACT
                                                                   (NOTE 3)  PARTICIPANTS   PRICE #     LIABILITY
                                                                   --------  ------------  ----------  ------------
Flexible Income -- Class X.......................................     1.65%        2,453   $10.705188  $     26,257
Flexible Income -- Class Y.......................................     1.50%       64,954    11.167464       725,368
Flexible Income -- Class Y.......................................     1.60%       29,824    11.102650       331,127
Flexible Income -- Class Y.......................................     1.80%        1,485    11.015934        16,364
Flexible Income -- Class Y.......................................     1.85%       31,609    11.006735       347,914
Flexible Income -- Class Y.......................................     1.90%      146,741    10.997531     1,613,786
Flexible Income -- Class Y.......................................     1.95%        7,899    10.976042        86,698
Flexible Income -- Class Y.......................................     2.10%       11,903    10.944469       130,272
Flexible Income -- Class Y.......................................     2.15%        1,397    10.923075        15,256
Flexible Income -- Class Y.......................................     2.25%        5,400    10.904831        58,890
Flexible Income -- Class Y.......................................     2.30%          551    10.899372         6,006
Flexible Income -- Class Y.......................................     2.45%          651    10.868454         7,077
Flexible Income -- Class Y.......................................     2.60%        1,814    10.852128        19,683
Dividend Growth -- Class X.......................................     1.30%      127,169     1.041591       132,458
Dividend Growth -- Class X.......................................     1.40%    1,269,372    25.973103    32,969,527
Dividend Growth -- Class X.......................................     1.65%       15,058    11.196050       168,594
Dividend Growth -- Class Y.......................................     1.50%      235,083    11.239673     2,642,256
Dividend Growth -- Class Y.......................................     1.60%        3,054    11.174415        34,130
Dividend Growth -- Class Y.......................................     1.80%        2,981    11.087113        33,052
Dividend Growth -- Class Y.......................................     1.85%       58,175    11.077859       644,460
Dividend Growth -- Class Y.......................................     1.90%        1,331    11.068604        14,732
Dividend Growth -- Class Y.......................................     1.95%       10,693    11.046964       118,123
Dividend Growth -- Class Y.......................................     2.10%           97    11.015192         1,064
Dividend Growth -- Class Y.......................................     2.30%          210    10.969807         2,304
Dividend Growth -- Class Y.......................................     2.40%          832    10.958814         9,117
Global Equity -- Class X.........................................     1.30%       94,315     1.125673       106,167
Global Equity -- Class X.........................................     1.40%      468,770    17.250370     8,086,451
Global Equity -- Class X.........................................     1.65%       12,023    11.931730       143,451
Global Equity -- Class Y.........................................     1.50%       50,518     8.446494       426,701
Global Equity -- Class Y.........................................     1.60%           50     8.397461           419
Global Equity -- Class Y.........................................     1.85%       26,314     8.324887       219,063
Global Equity -- Class Y.........................................     1.95%        7,981     8.301657        66,259
Global Equity -- Class Y.........................................     2.10%        1,421     8.277784        11,760
Global Equity -- Class Y.........................................     2.25%        2,476     8.247827        20,420
Global Equity -- Class Y.........................................     2.30%          362     8.243688         2,982
Growth -- Class X................................................     1.30%        9,176     0.977539         8,970
Growth -- Class X................................................     1.40%      179,827    17.486413     3,144,526
Growth -- Class X................................................     1.65%        4,641    10.069612        46,734
Growth -- Class Y................................................     1.50%       97,096     6.281714       609,930
Growth -- Class Y................................................     1.60%        7,185     6.245223        44,873
Growth -- Class Y................................................     1.80%          722     6.196422         4,474
Growth -- Class Y................................................     1.85%        5,352     6.191255        33,137
Growth -- Class Y................................................     1.90%       13,513     6.186082        83,591
Growth -- Class Y................................................     1.95%        5,445     6.173978        33,616
Growth -- Class Y................................................     2.00%          313     6.168831         1,933
Growth -- Class Y................................................     2.10%          242     6.156223         1,489
Growth -- Class Y................................................     2.30%        1,825     6.130859        11,189
Growth -- Class Y................................................     2.40%       10,763     6.124705        65,917

_____________________________________ SA-17 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2004

                                                                                UNITS
                                                                     FEES      OWNED BY       UNIT       CONTRACT
                                                                   (NOTE 3)  PARTICIPANTS   PRICE #     LIABILITY
                                                                   --------  ------------  ----------  ------------
Growth -- Class Y................................................     2.60%        4,574   $ 6.104294  $     27,920
Money Market -- Class X..........................................     1.30%       23,538     0.988854        23,275
Money Market -- Class X..........................................     1.40%      422,350    12.796472     5,404,595
Money Market -- Class X..........................................     1.65%        1,700    10.887507        18,507
Money Market -- Class Y..........................................     1.50%      213,693    10.154680     2,169,984
Money Market -- Class Y..........................................     1.60%       11,165    10.095745       112,722
Money Market -- Class Y..........................................     1.80%       14,581    10.016915       146,055
Money Market -- Class Y..........................................     1.85%       35,942    10.008523       359,724
Money Market -- Class Y..........................................     1.90%       28,640    10.000183       286,406
Money Market -- Class Y..........................................     1.95%       11,607     9.980610       115,845
Money Market -- Class Y..........................................     2.00%          141     9.972304         1,404
Money Market -- Class Y..........................................     2.10%        1,385     9.951902        13,781
Money Market -- Class Y..........................................     2.15%       14,779     9.932425       146,794
Money Market -- Class Y..........................................     2.25%        1,326     9.915825        13,147
Money Market -- Class Y..........................................     2.30%        1,994     9.910881        19,766
Money Market -- Class Y..........................................     2.40%        2,084     9.900939        20,634
Money Market -- Class Y..........................................     2.60%        1,419     9.867901        13,999
Utilities -- Class X.............................................     1.30%       27,527     1.173772        32,310
Utilities -- Class X.............................................     1.40%      231,553    23.503803     5,442,370
Utilities -- Class X.............................................     1.65%          690    12.789605         8,824
Utilities -- Class Y.............................................     1.50%      119,129     7.640628       910,222
Utilities -- Class Y.............................................     1.85%       20,481     7.530641       154,236
Utilities -- Class Y.............................................     1.90%        1,591     7.524335        11,970
Utilities -- Class Y.............................................     1.95%        1,081     7.509656         8,119
Utilities -- Class Y.............................................     2.10%        7,124     7.488076        53,346
Utilities -- Class Y.............................................     2.15%        1,766     7.473436        13,196
Equally-Weighted S&P 500 -- Class X..............................     1.30%      104,750     1.235637       129,433
Equally-Weighted S&P 501 -- Class X..............................     1.40%      731,048    30.236376    22,104,233
Equally-Weighted S&P 502 -- Class X..............................     1.65%        2,659    16.153487        42,952
Equally-Weighted S&P 503 -- Class Y..............................     1.50%      351,634    13.520273     4,754,189
Equally-Weighted S&P 504 -- Class Y..............................     1.60%       30,820    13.441775       414,279
Equally-Weighted S&P 505 -- Class Y..............................     1.80%       10,316    13.336773       137,576
Equally-Weighted S&P 506 -- Class Y..............................     1.85%      182,373    13.325648     2,430,243
Equally-Weighted S&P 507 -- Class Y..............................     1.90%      114,794    13.314519     1,528,425
Equally-Weighted S&P 508 -- Class Y..............................     1.95%       14,743    13.288491       195,916
Equally-Weighted S&P 509 -- Class Y..............................     2.00%          267    13.277392         3,551
Equally-Weighted S&P 510 -- Class Y..............................     2.10%       33,063    13.250289       438,093
Equally-Weighted S&P 511 -- Class Y..............................     2.15%       12,130    13.224379       160,407
Equally-Weighted S&P 512 -- Class Y..............................     2.25%       17,275    13.202315       228,064
Equally-Weighted S&P 513 -- Class Y..............................     2.30%       23,511    13.195701       310,240
Equally-Weighted S&P 514 -- Class Y..............................     2.40%       26,620    13.182489       350,912
Equally-Weighted S&P 515 -- Class Y..............................     2.60%        4,282    13.138524        56,256
Small Company Growth Portfolio -- Class II.......................     1.50%        2,382    11.241435        26,774
Small Company Growth Portfolio -- Class II.......................     1.60%          713    11.233004         8,012
Small Company Growth Portfolio -- Class II.......................     1.80%          200    11.216139         2,245
Small Company Growth Portfolio -- Class II.......................     1.95%          708    11.203507         7,932
Small Company Growth Portfolio -- Class II.......................     2.00%          179    11.199300         2,010
Small Company Growth Portfolio -- Class II.......................     2.10%           91    11.190895         1,019

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-18 ____________________________________

                                                                                UNITS
                                                                     FEES      OWNED BY       UNIT       CONTRACT
                                                                   (NOTE 3)  PARTICIPANTS   PRICE #     LIABILITY
                                                                   --------  ------------  ----------  ------------
Small Company Growth Portfolio -- Class II.......................     2.30%          611   $11.174088  $      6,824
Small Company Growth Portfolio -- Class II.......................     2.40%        1,843    11.165706        20,577
Small Company Growth Portfolio -- Class II.......................     2.60%          723    11.148935         8,065
Global Franchise -- Class II.....................................     1.50%        3,028    13.590845        41,156
Global Franchise -- Class II.....................................     1.80%        1,634    13.523050        22,102
Global Franchise -- Class II.....................................     1.85%        9,966    13.511771       134,664
Global Franchise -- Class II.....................................     1.95%        5,471    13.489270        73,799
Global Franchise -- Class II.....................................     2.00%          115    13.478008         1,547
Global Franchise -- Class II.....................................     2.10%        1,759    13.455575        23,674
Global Franchise -- Class II.....................................     2.15%        6,320    13.444368        84,968
Global Franchise -- Class II.....................................     2.30%          317    13.415249         4,256
Global Franchise -- Class II.....................................     2.40%           99    13.401800         1,328
Global Franchise -- Class II.....................................     2.60%          103    13.357186         1,382
Enterprise -- Class I............................................     1.40%      124,710     7.750029       966,503
Enterprise -- Class I............................................     1.65%        1,989     8.000345        15,914
Enterprise -- Class II...........................................     1.50%       85,974     5.436333       467,383
Enterprise -- Class II...........................................     1.85%       74,923     5.358018       401,436
Enterprise -- Class II...........................................     1.95%        8,157     5.343063        43,581
Enterprise -- Class II...........................................     2.30%          870     5.305730         4,616
Enterprise -- Class II...........................................     2.40%          711     5.300416         3,770
Enterprise -- Class II...........................................     2.60%        3,327     5.282739        17,575
Growth and Income -- Class I.....................................     1.30%        3,002     1.156077         3,468
Growth and Income -- Class I.....................................     1.40%      157,463    13.084966     2,060,404
Growth and Income -- Class I.....................................     1.65%        2,596    13.372861        34,712
Growth and Income -- Class I.....................................     1.75%          980    12.872899        12,619
Growth and Income -- Class II....................................     1.50%       52,768    13.851500       730,916
Growth and Income -- Class II....................................     1.60%        5,248    13.771125        72,275
Growth and Income -- Class II....................................     1.80%        2,525    13.663546        34,500
Growth and Income -- Class II....................................     1.85%      131,344    13.652157     1,793,122
Growth and Income -- Class II....................................     1.90%        5,860    13.640753        79,941
Growth and Income -- Class II....................................     1.95%       21,643    13.614081       294,648
Growth and Income -- Class II....................................     2.00%        2,576    13.602715        35,039
Growth and Income -- Class II....................................     2.10%       15,300    13.574953       207,700
Growth and Income -- Class II....................................     2.15%       20,020    13.548418       271,238
Growth and Income -- Class II....................................     2.25%       11,353    13.525810       153,557
Growth and Income -- Class II....................................     2.30%       10,197    13.519028       137,856
Growth and Income -- Class II....................................     2.40%       21,853    13.505480       295,129
Growth and Income -- Class II....................................     2.60%          890    13.460455        11,982
Comstock -- Class II.............................................     1.50%        9,229    14.484780       133,678
Comstock -- Class II.............................................     1.60%        6,006    14.460619        86,850
Comstock -- Class II.............................................     1.80%        1,441    14.412417        20,767
Comstock -- Class II.............................................     1.85%       29,423    14.400373       423,697
Comstock -- Class II.............................................     1.90%        7,740    14.388359       111,361
Comstock -- Class II.............................................     1.95%       22,981    14.376356       330,392
Comstock -- Class II.............................................     2.00%        2,518    14.364364        36,175
Comstock -- Class II.............................................     2.10%       29,526    14.340397       423,419
Comstock -- Class II.............................................     2.15%       18,819    14.328404       269,642
Comstock -- Class II.............................................     2.25%       10,041    14.304515       143,631

_____________________________________ SA-19 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2004

                                                                                UNITS
                                                                     FEES      OWNED BY       UNIT       CONTRACT
                                                                   (NOTE 3)  PARTICIPANTS   PRICE #     LIABILITY
                                                                   --------  ------------  ----------  ------------
Comstock -- Class II.............................................     2.30%       10,427   $14.297356  $    149,077
Comstock -- Class II.............................................     2.40%        1,300    14.283018        18,569
Comstock -- Class II.............................................     2.60%          942    14.235396        13,413
Emerging Growth -- Class II......................................     1.50%        1,711    12.456970        21,318
Emerging Growth -- Class II......................................     1.60%           25    12.436170           310
Emerging Growth -- Class II......................................     1.80%          650    12.394693         8,059
Emerging Growth -- Class II......................................     1.85%        5,121    12.384346        63,421
Emerging Growth -- Class II......................................     1.90%          624    12.373999         7,723
Emerging Growth -- Class II......................................     1.95%        2,558    12.363673        31,625
Emerging Growth -- Class II......................................     2.00%          703    12.353350         8,685
Emerging Growth -- Class II......................................     2.10%        5,179    12.332724        63,869
Emerging Growth -- Class II......................................     2.30%           26    12.295684           318
Aggressive Growth Portfolio -- Class II..........................     1.50%          569    10.774757         6,131
Aggressive Growth Portfolio -- Class II..........................     1.95%          714    10.738385         7,666
Aggressive Growth Portfolio -- Class II..........................     2.10%        1,882    10.726289        20,192
Aggressive Growth Portfolio -- Class II..........................     2.40%        4,036    10.702148        43,191
Aggressive Growth Portfolio -- Class II..........................     2.60%          131    10.686077         1,400
Government Portfolio -- Class II.................................     1.60%        1,954    10.071757        19,675
Government Portfolio -- Class II.................................     1.80%          577    10.056629         5,799
Government Portfolio -- Class II.................................     1.95%          622    10.045299         6,248
Government Portfolio -- Class II.................................     2.00%           45    10.044043           456
Government Portfolio -- Class II.................................     2.10%          269    10.033993         2,695
Government Portfolio -- Class II.................................     2.30%          988    10.018925         9,903
Government Portfolio -- Class II.................................     2.40%        6,524    10.011405        65,316
Government Portfolio -- Class II.................................     2.60%        3,515     9.996370        35,141
                                                                                                       ------------
    SUBTOTAL.....................................................                                      $292,507,392
                                                                                                       ------------
ANNUITY CONTRACTS IN THE ANNUITY PERIOD:
Templeton Developing Markets Securities Fund -- Class 1..........     1.40%        1,716   $12.901593  $     22,135
American Opportunities -- Class X................................     1.40%          153    25.448759         3,904
Developing Growth -- Class X.....................................     1.40%          146     26.25339         3,823
Dividend Growth -- Class X.......................................     1.40%          757    25.973103        19,651
Global Equity -- Class X.........................................     1.40%          235     17.25037         4,061
                                                                                                       ------------
    SUBTOTAL.....................................................                                      $     53,574
                                                                                                       ------------
GRAND TOTAL......................................................                                      $292,560,966
                                                                                                       ============

  #  Rounded Unit Prices

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-20 ____________________________________

                      (This page intentionally left blank)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-21 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                           AMERICAN FUNDS
                           GLOBAL GROWTH   AMERICAN FUNDS    AMERICAN FUNDS
                                FUND        GROWTH FUND    GROWTH-INCOME FUND
                            SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
                           --------------  --------------  ------------------
INVESTMENT INCOME:
  Dividends..............     $  9,964       $   43,638        $  190,567
                              --------       ----------        ----------
EXPENSES:
  Mortality and expense
   undertakings..........      (34,363)        (355,908)         (302,048)
                              --------       ----------        ----------
    Net investment income
     (loss)..............      (24,399)        (312,270)         (111,481)
                              --------       ----------        ----------
CAPITAL GAINS INCOME
 (LOSS)..................      --               --               --
                              --------       ----------        ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       21,230           99,574           113,833
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......      272,268        2,741,875         1,793,812
                              --------       ----------        ----------
    Net gain (loss) on
     investments.........      293,498        2,841,449         1,907,645
                              --------       ----------        ----------
    Net increase
     (decrease) in net
     assets resulting
     from
     operations..........     $269,099       $2,529,179        $1,796,164
                              ========       ==========        ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-22 ____________________________________

                                                                                                FRANKLIN
                                                     AMERICAN FUNDS                             STRATEGIC
                             AMERICAN FUNDS    GLOBAL SMALL CAPITALIZATION  FRANKLIN SMALL  INCOME SECURITIES   MUTUAL SHARES
                           INTERNATIONAL FUND             FUND                 CAP FUND           FUND         SECURITIES FUND
                              SUB-ACCOUNT              SUB-ACCOUNT           SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                           ------------------  ---------------------------  --------------  -----------------  ---------------
INVESTMENT INCOME:
  Dividends..............       $ 68,537              $ --                     $--              $ 98,646         $   81,947
                                --------              -------------            --------         --------         ----------
EXPENSES:
  Mortality and expense
   undertakings..........        (62,122)                   (24,382)            (47,215)         (47,839)          (155,918)
                                --------              -------------            --------         --------         ----------
    Net investment income
     (loss)..............          6,415                    (24,382)            (47,215)          50,807            (73,971)
                                --------              -------------            --------         --------         ----------
CAPITAL GAINS INCOME
 (LOSS)..................       --                      --                      --                 3,979            --
                                --------              -------------            --------         --------         ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........          2,407                        845              29,950            6,166             65,170
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......        772,836                    335,670             324,932          217,201          1,166,579
                                --------              -------------            --------         --------         ----------
    Net gain (loss) on
     investments.........        775,243                    336,515             354,882          223,367          1,231,749
                                --------              -------------            --------         --------         ----------
    Net increase
     (decrease) in net
     assets resulting
     from
     operations..........       $781,658              $     312,133            $307,667         $278,153         $1,157,778
                                ========              =============            ========         ========         ==========

                              TEMPLETON
                             DEVELOPING        TEMPLETON
                               MARKETS          GROWTH
                           SECURITIES FUND  SECURITIES FUND
                             SUB-ACCOUNT      SUB-ACCOUNT
                           ---------------  ---------------
INVESTMENT INCOME:
  Dividends..............     $ 19,637         $ 28,095
                              --------         --------
EXPENSES:
  Mortality and expense
   undertakings..........      (15,114)         (38,371)
                              --------         --------
    Net investment income
     (loss)..............        4,523          (10,276)
                              --------         --------
CAPITAL GAINS INCOME
 (LOSS)..................      --               --
                              --------         --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        4,433           19,929
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......      226,702          339,955
                              --------         --------
    Net gain (loss) on
     investments.........      231,135          359,884
                              --------         --------
    Net increase
     (decrease) in net
     assets resulting
     from
     operations..........     $235,658         $349,608
                              ========         ========

_____________________________________ SA-23 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2004

                            MFS CAPITAL                  MFS INVESTORS
                           OPPORTUNITIES  MFS EMERGING   GROWTH STOCK
                              SERIES      GROWTH SERIES     SERIES
                            SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           -------------  -------------  -------------
INVESTMENT INCOME:
  Dividends..............    $  2,228       $ --           $ --
                             --------       --------       --------
EXPENSES:
  Mortality and expense
   undertakings..........     (10,991)        (8,266)       (12,335)
                             --------       --------       --------
    Net investment income
     (loss)..............      (8,763)        (8,266)       (12,335)
                             --------       --------       --------
CAPITAL GAINS INCOME
 (LOSS)..................      --             --             --
                             --------       --------       --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      (4,635)       (20,210)        (3,360)
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......     118,425         86,316         79,186
                             --------       --------       --------
    Net gain (loss) on
     investments.........     113,790         66,106         75,826
                             --------       --------       --------
    Net increase
     (decrease) in net
     assets resulting
     from
     operations..........    $105,027       $ 57,840       $ 63,491
                             ========       ========       ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-24 ____________________________________


                           MFS INVESTORS    MFS TOTAL    EQUITY AND    CORE PLUS      EMERGING       EMERGING
                           TRUST SERIES   RETURN SERIES    INCOME     FIXED INCOME  MARKETS DEBT  MARKETS EQUITY  TECHNOLOGY
                            SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           -------------  -------------  -----------  ------------  ------------  --------------  -----------
INVESTMENT INCOME:
  Dividends..............    $  5,401      $  206,211      $--         $ 588,955      $ 56,295       $  3,858      $ --
                             --------      ----------      ------      ---------      --------       --------      --------
EXPENSES:
  Mortality and expense
   undertakings..........     (13,482)       (189,338)       (318)      (223,324)      (12,101)        (8,424)       (3,449)
                             --------      ----------      ------      ---------      --------       --------      --------
    Net investment income
     (loss)..............      (8,081)         16,873        (318)       365,631        44,194         (4,566)       (3,449)
                             --------      ----------      ------      ---------      --------       --------      --------
CAPITAL GAINS INCOME
 (LOSS)..................      --             --               22         35,457        26,310        --             --
                             --------      ----------      ------      ---------      --------       --------      --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       8,492          50,152           4         78,585         8,296           (774)       10,942
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......      84,779       1,165,667       2,725        (34,078)      (11,071)       134,170       (18,449)
                             --------      ----------      ------      ---------      --------       --------      --------
    Net gain (loss) on
     investments.........      93,271       1,215,819       2,729         44,507        (2,775)       133,396        (7,507)
                             --------      ----------      ------      ---------      --------       --------      --------
    Net increase
     (decrease) in net
     assets resulting
     from
     operations..........    $ 85,190      $1,232,692      $2,433      $ 445,595      $ 67,729       $128,830      $(10,956)
                             ========      ==========      ======      =========      ========       ========      ========

_____________________________________ SA-25 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2004


                                        U.S. MID CAP    AMERICAN
                           HIGH YIELD      VALUE      OPPORTUNITIES
                           SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT
                           -----------  ------------  -------------
INVESTMENT INCOME:
  Dividends..............   $134,407      $  1,126     $    75,741
                            --------      --------     -----------
EXPENSES:
  Mortality and expense
   undertakings..........    (33,508)      (67,252)       (300,235)
                            --------      --------     -----------
    Net investment income
     (loss)..............    100,899       (66,126)       (224,494)
                            --------      --------     -----------
CAPITAL GAINS INCOME
 (LOSS)..................     --            --             --
                            --------      --------     -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     19,879        32,837      (3,772,291)
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......     51,598       628,397       5,347,054
                            --------      --------     -----------
    Net gain (loss) on
     investments.........     71,477       661,234       1,574,763
                            --------      --------     -----------
    Net increase
     (decrease) in net
     assets resulting
     from
     operations..........   $172,376      $595,108     $ 1,350,269
                            ========      ========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-26 ____________________________________


                            BALANCED       CAPITAL     DEVELOPING
                             GROWTH     OPPORTUNITIES    GROWTH     FLEXIBLE INCOME  DIVIDEND GROWTH  GLOBAL EQUITY    GROWTH
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT
                           -----------  -------------  -----------  ---------------  ---------------  -------------  -----------
INVESTMENT INCOME:
  Dividends..............  $  292,170    $  --         $   --          $ 572,693       $   592,035      $  22,122     $   7,879
                           ----------    ----------    ----------      ---------       -----------      ---------     ---------
EXPENSES:
  Mortality and expense
   undertakings..........    (166,010)      (67,954)      (73,594)      (100,182)         (503,168)      (119,434)      (56,806)
                           ----------    ----------    ----------      ---------       -----------      ---------     ---------
    Net investment income
     (loss)..............     126,160       (67,954)      (73,594)       472,511            88,867        (97,312)      (48,927)
                           ----------    ----------    ----------      ---------       -----------      ---------     ---------
CAPITAL GAINS INCOME
 (LOSS)..................      --           --             --            --               --              --             --
                           ----------    ----------    ----------      ---------       -----------      ---------     ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     (51,941)     (162,769)       36,261       (129,198)       (2,227,736)       222,921      (189,796)
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......   1,085,259     1,179,463     1,121,291         76,818         4,562,342        461,049       462,297
                           ----------    ----------    ----------      ---------       -----------      ---------     ---------
    Net gain (loss) on
     investments.........   1,033,318     1,016,694     1,157,552        (52,380)        2,334,606        683,970       272,501
                           ----------    ----------    ----------      ---------       -----------      ---------     ---------
    Net increase
     (decrease) in net
     assets resulting
     from
     operations..........  $1,159,478    $  948,740    $1,083,958      $ 420,131       $ 2,423,473      $ 586,658     $ 223,574
                           ==========    ==========    ==========      =========       ===========      =========     =========

_____________________________________ SA-27 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2004


                                                      EQUALLY-WEIGHTED   SMALL COMPANY
                           MONEY MARKET   UTILITIES       S&P 500       GROWTH PORTFOLIO
                           SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT (A)   SUB-ACCOUNT (B)
                           ------------  -----------  ----------------  ----------------
INVESTMENT INCOME:
  Dividends..............   $  84,246    $  138,155      $  248,702         $--
                            ---------    ----------      ----------         -------
EXPENSES:
  Mortality and expense
   undertakings..........    (150,136)      (82,237)       (424,301)           (365)
                            ---------    ----------      ----------         -------
    Net investment income
     (loss)..............     (65,890)       55,918        (175,599)           (365)
                            ---------    ----------      ----------         -------
CAPITAL GAINS INCOME
 (LOSS)..................      --            --            --                 2,062
                            ---------    ----------      ----------         -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      --          (127,300)        927,071              78
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......      --         1,390,502       3,715,188           5,171
                            ---------    ----------      ----------         -------
    Net gain (loss) on
     investments.........      --         1,263,202       4,642,259           5,249
                            ---------    ----------      ----------         -------
    Net increase
     (decrease) in net
     assets resulting
     from
     operations..........   $ (65,890)   $1,319,120      $4,466,660         $ 6,946
                            =========    ==========      ==========         =======

(a)  Formerly Value-Added Market Sub-Account. Change effective November 1, 2004.
(b)  From inception, May 3, 2004 to December 31, 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-28 ____________________________________

                                                                                                               AGGRESSIVE
                                                                                                                 GROWTH
                           GLOBAL FRANCHISE  ENTERPRISE   GROWTH AND INCOME   COMSTOCK    EMERGING GROWTH      PORTFOLIO
                             SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT (B)
                           ----------------  -----------  -----------------  -----------  ---------------  ------------------
INVESTMENT INCOME:
  Dividends..............      $   383        $  4,773        $ 39,525        $  7,590       $--               $--
                               -------        --------        --------        --------       --------          ---------
EXPENSES:
  Mortality and expense
   undertakings..........       (5,603)        (26,294)        (78,288)        (24,934)        (2,379)              (862)
                               -------        --------        --------        --------       --------          ---------
    Net investment income
     (loss)..............       (5,220)        (21,521)        (38,763)        (17,344)        (2,379)              (862)
                               -------        --------        --------        --------       --------          ---------
CAPITAL GAINS INCOME
 (LOSS)..................        2,577          --             --               --            --                --
                               -------        --------        --------        --------       --------          ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        5,214         (88,789)         11,861           2,660            136                  6
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......       33,561         155,848         696,892         252,769         12,372              7,157
                               -------        --------        --------        --------       --------          ---------
    Net gain (loss) on
     investments.........       38,775          67,059         708,753         255,429         12,508              7,163
                               -------        --------        --------        --------       --------          ---------
    Net increase
     (decrease) in net
     assets resulting
     from
     operations..........      $36,132        $ 45,538        $669,990        $238,085       $ 10,129          $   6,301
                               =======        ========        ========        ========       ========          =========


                               GOVERNMENT
                               PORTFOLIO
                            SUB-ACCOUNT (B)
                           ------------------
INVESTMENT INCOME:
  Dividends..............      $ --
                               ----------
EXPENSES:
  Mortality and expense
   undertakings..........            (518)
                               ----------
    Net investment income
     (loss)..............            (518)
                               ----------
CAPITAL GAINS INCOME
 (LOSS)..................        --
                               ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........             (23)
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......             839
                               ----------
    Net gain (loss) on
     investments.........             816
                               ----------
    Net increase
     (decrease) in net
     assets resulting
     from
     operations..........      $      298
                               ==========

(b)  From inception, May 3, 2004 to December 31, 2004.

_____________________________________ SA-29 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2004

                           AMERICAN FUNDS
                           GLOBAL GROWTH   AMERICAN FUNDS    AMERICAN FUNDS
                                FUND        GROWTH FUND    GROWTH-INCOME FUND
                            SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
                           --------------  --------------  ------------------
OPERATIONS:
  Net investment income
   (loss)................    $  (24,399)    $  (312,270)      $  (111,481)
  Capital gains income...       --              --               --
  Net realized gain
   (loss) on security
   transactions..........        21,230          99,574           113,833
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......       272,268       2,741,875         1,793,812
                             ----------     -----------       -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       269,099       2,529,179         1,796,164
                             ----------     -----------       -----------
UNIT TRANSACTIONS:
  Purchases..............       238,850       2,326,940         2,139,860
  Net transfers..........       249,513       4,243,341         3,989,716
  Surrenders for benefit
   payments and fees.....      (118,926)     (1,522,477)       (1,476,433)
  Net annuity
   transactions..........       --              --               --
                             ----------     -----------       -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       369,437       5,047,804         4,653,143
                             ----------     -----------       -----------
  Net increase (decrease)
   in net assets.........       638,536       7,576,983         6,449,307
NET ASSETS:
  Beginning of year......     2,004,257      19,835,192        17,148,620
                             ----------     -----------       -----------
  End of year............    $2,642,793     $27,412,175       $23,597,927
                             ==========     ===========       ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-30 ____________________________________

                                               AMERICAN FUNDS                      FRANKLIN                           TEMPLETON
                                                GLOBAL SMALL                       STRATEGIC                         DEVELOPING
                             AMERICAN FUNDS    CAPITALIZATION  FRANKLIN SMALL  INCOME SECURITIES   MUTUAL SHARES       MARKETS
                           INTERNATIONAL FUND       FUND          CAP FUND           FUND         SECURITIES FUND  SECURITIES FUND
                              SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                           ------------------  --------------  --------------  -----------------  ---------------  ---------------
OPERATIONS:
  Net investment income
   (loss)................      $    6,415        $  (24,382)     $  (47,215)      $   50,807        $   (73,971)     $    4,523
  Capital gains income...        --                 --              --                 3,979           --               --
  Net realized gain
   (loss) on security
   transactions..........           2,407               845          29,950            6,166             65,170           4,433
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......         772,836           335,670         324,932          217,201          1,166,579         226,702
                               ----------        ----------      ----------       ----------        -----------      ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         781,658           312,133         307,667          278,153          1,157,778         235,658
                               ----------        ----------      ----------       ----------        -----------      ----------
UNIT TRANSACTIONS:
  Purchases..............         696,172           488,027         424,562          495,045          1,135,890         160,611
  Net transfers..........       1,708,270           605,044         187,435          749,659          1,682,574         408,241
  Surrenders for benefit
   payments and fees.....        (182,538)          (77,819)       (167,687)        (141,339)          (647,438)        (36,942)
  Net annuity
   transactions..........        --                 --              --              --                 --                (2,058)
                               ----------        ----------      ----------       ----------        -----------      ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       2,221,904         1,015,252         444,310        1,103,365          2,171,026         529,852
                               ----------        ----------      ----------       ----------        -----------      ----------
  Net increase (decrease)
   in net assets.........       3,003,562         1,327,385         751,977        1,381,518          3,328,804         765,510
NET ASSETS:
  Beginning of year......       3,135,396           985,322       2,777,976        2,605,942          9,000,982         588,806
                               ----------        ----------      ----------       ----------        -----------      ----------
  End of year............      $6,138,958        $2,312,707      $3,529,953       $3,987,460        $12,329,786      $1,354,316
                               ==========        ==========      ==========       ==========        ===========      ==========


                              TEMPLETON
                               GROWTH
                           SECURITIES FUND
                             SUB-ACCOUNT
                           ---------------
OPERATIONS:
  Net investment income
   (loss)................    $  (10,276)
  Capital gains income...       --
  Net realized gain
   (loss) on security
   transactions..........        19,929
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......       339,955
                             ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       349,608
                             ----------
UNIT TRANSACTIONS:
  Purchases..............       377,558
  Net transfers..........       173,850
  Surrenders for benefit
   payments and fees.....      (128,943)
  Net annuity
   transactions..........       --
                             ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       422,465
                             ----------
  Net increase (decrease)
   in net assets.........       772,073
NET ASSETS:
  Beginning of year......     2,198,315
                             ----------
  End of year............    $2,970,388
                             ==========

_____________________________________ SA-31 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2004

                            MFS CAPITAL                  MFS INVESTORS
                           OPPORTUNITIES  MFS EMERGING   GROWTH STOCK
                              SERIES      GROWTH SERIES     SERIES
                            SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           -------------  -------------  -------------
OPERATIONS:
  Net investment income
   (loss)................   $   (8,763)     $ (8,266)      $ (12,335)
  Capital gains income...      --             --             --
  Net realized gain
   (loss) on security
   transactions..........       (4,635)      (20,210)         (3,360)
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......      118,425        86,316          79,186
                            ----------      --------       ---------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      105,027        57,840          63,491
                            ----------      --------       ---------
UNIT TRANSACTIONS:
  Purchases..............        2,500        61,328          23,247
  Net transfers..........      373,323       (27,738)       (150,088)
  Surrenders for benefit
   payments and fees.....      (31,123)      (15,509)        (63,381)
  Net annuity
   transactions..........      --             --             --
                            ----------      --------       ---------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      344,700        18,081        (190,222)
                            ----------      --------       ---------
  Net increase (decrease)
   in net assets.........      449,727        75,921        (126,731)
NET ASSETS:
  Beginning of year......      605,344       528,645         998,505
                            ----------      --------       ---------
  End of year............   $1,055,071      $604,566       $ 871,774
                            ==========      ========       =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-32 ____________________________________


                           MFS INVESTORS    MFS TOTAL    EQUITY AND    CORE PLUS      EMERGING       EMERGING
                           TRUST SERIES   RETURN SERIES    INCOME     FIXED INCOME  MARKETS DEBT  MARKETS EQUITY  TECHNOLOGY
                            SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           -------------  -------------  -----------  ------------  ------------  --------------  -----------
OPERATIONS:
  Net investment income
   (loss)................    $ (8,081)     $    16,873     $  (318)   $   365,631     $ 44,194       $ (4,566)     $  (3,449)
  Capital gains income...      --              --               22         35,457       26,310        --              --
  Net realized gain
   (loss) on security
   transactions..........       8,492           50,152           4         78,585        8,296           (774)        10,942
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......      84,779        1,165,667       2,725        (34,078)     (11,071)       134,170        (18,449)
                             --------      -----------     -------    -----------     --------       --------      ---------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      85,190        1,232,692       2,433        445,595       67,729        128,830        (10,956)
                             --------      -----------     -------    -----------     --------       --------      ---------
UNIT TRANSACTIONS:
  Purchases..............      58,935        1,125,767      38,708      1,078,687       86,102         81,479          7,285
  Net transfers..........      21,152        1,561,810       8,974       (279,901)      96,131        112,193       (122,461)
  Surrenders for benefit
   payments and fees.....     (82,499)        (953,191)        (46)    (1,641,497)     (92,375)       (17,216)       (12,535)
  Net annuity
   transactions..........      --              --           --            --            --            --              --
                             --------      -----------     -------    -----------     --------       --------      ---------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      (2,412)       1,734,386      47,636       (842,711)      89,858        176,456       (127,711)
                             --------      -----------     -------    -----------     --------       --------      ---------
  Net increase (decrease)
   in net assets.........      82,778        2,967,078      50,069       (397,116)     157,587        305,286       (138,667)
NET ASSETS:
  Beginning of year......     870,072       11,546,854         343     15,909,082      725,784        454,688        333,967
                             --------      -----------     -------    -----------     --------       --------      ---------
  End of year............    $952,850      $14,513,932     $50,412    $15,511,966     $883,371       $759,974      $ 195,300
                             ========      ===========     =======    ===========     ========       ========      =========

_____________________________________ SA-33 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2004


                                        U.S. MID CAP    AMERICAN
                           HIGH YIELD      VALUE      OPPORTUNITIES
                           SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT
                           -----------  ------------  -------------
OPERATIONS:
  Net investment income
   (loss)................  $  100,899    $  (66,126)   $  (224,494)
  Capital gains income...      --           --             --
  Net realized gain
   (loss) on security
   transactions..........      19,879        32,837     (3,772,291)
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......      51,598       628,397      5,347,054
                           ----------    ----------    -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     172,376       595,108      1,350,269
                           ----------    ----------    -----------
UNIT TRANSACTIONS:
  Purchases..............      92,395       346,347         78,946
  Net transfers..........     167,697       212,000     (4,464,054)
  Surrenders for benefit
   payments and fees.....    (262,465)     (407,459)    (2,846,336)
  Net annuity
   transactions..........      --           --              (2,975)
                           ----------    ----------    -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      (2,373)      150,888     (7,234,419)
                           ----------    ----------    -----------
  Net increase (decrease)
   in net assets.........     170,003       745,996     (5,884,150)
NET ASSETS:
  Beginning of year......   2,211,881     4,482,956     27,249,194
                           ----------    ----------    -----------
  End of year............  $2,381,884    $5,228,952    $21,365,044
                           ==========    ==========    ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-34 ____________________________________


                            BALANCED       CAPITAL     DEVELOPING
                             GROWTH     OPPORTUNITIES    GROWTH     FLEXIBLE INCOME  DIVIDEND GROWTH  GLOBAL EQUITY    GROWTH
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT
                           -----------  -------------  -----------  ---------------  ---------------  -------------  -----------
OPERATIONS:
  Net investment income
   (loss)................  $   126,160   $  (67,954)   $  (73,594)    $  472,511       $    88,867     $   (97,312)  $  (48,927)
  Capital gains income...      --           --             --            --               --               --            --
  Net realized gain
   (loss) on security
   transactions..........      (51,941)    (162,769)       36,261       (129,198)       (2,227,736)        222,921     (189,796)
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......    1,085,259    1,179,463     1,121,291         76,818         4,562,342         461,049      462,297
                           -----------   ----------    ----------     ----------       -----------     -----------   ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    1,159,478      948,740     1,083,958        420,131         2,423,473         586,658      223,574
                           -----------   ----------    ----------     ----------       -----------     -----------   ----------
UNIT TRANSACTIONS:
  Purchases..............       29,815      212,292       105,619        209,674           137,316          60,506       80,092
  Net transfers..........     (373,116)     142,824      (228,415)     2,151,269        (3,748,471)        (93,286)    (522,209)
  Surrenders for benefit
   payments and fees.....   (1,162,293)    (464,126)     (810,353)      (898,716)       (5,050,719)     (1,602,285)    (419,344)
  Net annuity
   transactions..........      --           --             (3,002)       --                 (2,961)         (3,523)      --
                           -----------   ----------    ----------     ----------       -----------     -----------   ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   (1,505,594)    (109,010)     (936,151)     1,462,227        (8,664,835)     (1,638,588)    (861,461)
                           -----------   ----------    ----------     ----------       -----------     -----------   ----------
  Net increase (decrease)
   in net assets.........     (346,116)     839,730       147,807      1,882,358        (6,241,362)     (1,051,930)    (637,887)
NET ASSETS:
  Beginning of year......   13,493,825    4,534,765     5,807,925      5,555,582        43,030,830      10,139,664    4,756,186
                           -----------   ----------    ----------     ----------       -----------     -----------   ----------
  End of year............  $13,147,709   $5,374,495    $5,955,732     $7,437,940       $36,789,468     $ 9,087,734   $4,118,299
                           ===========   ==========    ==========     ==========       ===========     ===========   ==========

_____________________________________ SA-35 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2004


                                                      EQUALLY-WEIGHTED   SMALL COMPANY
                           MONEY MARKET   UTILITIES       S&P 500       GROWTH PORTFOLIO
                           SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT (A)   SUB-ACCOUNT (B)
                           ------------  -----------  ----------------  ----------------
OPERATIONS:
  Net investment income
   (loss)................  $   (65,890)  $    55,918    $  (175,599)        $  (365)
  Capital gains income...      --            --            --                 2,062
  Net realized gain
   (loss) on security
   transactions..........      --           (127,300)       927,071              78
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......      --          1,390,502      3,715,188           5,171
                           -----------   -----------    -----------         -------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      (65,890)    1,319,120      4,466,660           6,946
                           -----------   -----------    -----------         -------
UNIT TRANSACTIONS:
  Purchases..............      404,921        32,417        974,689          28,135
  Net transfers..........      821,509      (505,243)     1,702,197          48,462
  Surrenders for benefit
   payments and fees.....   (5,137,474)     (663,471)    (4,184,886)            (85)
  Net annuity
   transactions..........      --            --            --               --
                           -----------   -----------    -----------         -------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   (3,911,044)   (1,136,297)    (1,508,000)         76,512
                           -----------   -----------    -----------         -------
  Net increase (decrease)
   in net assets.........   (3,976,934)      182,823      2,958,660          83,458
NET ASSETS:
  Beginning of year......   12,843,572     6,451,770     30,326,109         --
                           -----------   -----------    -----------         -------
  End of year............  $ 8,866,638   $ 6,634,593    $33,284,769         $83,458
                           ===========   ===========    ===========         =======

(a)  Formerly Value-Added Market Sub-Account. Change effective November 1, 2004.
(b)  From inception, May 3, 2004 to December 31, 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-36 ____________________________________

                                                                                                              AGGRESSIVE
                           GLOBAL FRANCHISE  ENTERPRISE   GROWTH AND INCOME   COMSTOCK    EMERGING GROWTH  GROWTH PORTFOLIO
                             SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT (B)
                           ----------------  -----------  -----------------  -----------  ---------------  ----------------
OPERATIONS:
  Net investment income
   (loss)................      $ (5,220)     $  (21,521)     $  (38,763)     $  (17,344)     $ (2,379)         $   (862)
  Capital gains income...         2,577          --            --                --           --                --
  Net realized gain
   (loss) on security
   transactions..........         5,214         (88,789)         11,861           2,660           136                 6
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......        33,561         155,848         696,892         252,769        12,372             7,157
                               --------      ----------      ----------      ----------      --------          --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        36,132          45,538         669,990         238,085        10,129             6,301
                               --------      ----------      ----------      ----------      --------          --------
UNIT TRANSACTIONS:
  Purchases..............        31,567          27,537         525,919         695,568        74,238            56,317
  Net transfers..........        50,031         (23,936)      1,201,559         610,593        51,700            15,963
  Surrenders for benefit
   payments and fees.....       (24,229)        (61,863)       (283,696)        (54,999)       (1,419)               (1)
  Net annuity
   transactions..........       --               --            --                --           --                --
                               --------      ----------      ----------      ----------      --------          --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........        57,369         (58,262)      1,443,782       1,251,162       124,519            72,279
                               --------      ----------      ----------      ----------      --------          --------
  Net increase (decrease)
   in net assets.........        93,501         (12,724)      2,113,772       1,489,247       134,648            78,580
NET ASSETS:
  Beginning of year......       295,375       1,933,502       4,115,334         671,424        70,680           --
                               --------      ----------      ----------      ----------      --------          --------
  End of year............      $388,876      $1,920,778      $6,229,106      $2,160,671      $205,328          $ 78,580
                               ========      ==========      ==========      ==========      ========          ========


                               GOVERNMENT
                               PORTFOLIO
                            SUB-ACCOUNT (B)
                           ------------------
OPERATIONS:
  Net investment income
   (loss)................     $      (518)
  Capital gains income...        --
  Net realized gain
   (loss) on security
   transactions..........             (23)
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......             839
                              -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............             298
                              -----------
UNIT TRANSACTIONS:
  Purchases..............          69,673
  Net transfers..........          75,235
  Surrenders for benefit
   payments and fees.....              27
  Net annuity
   transactions..........        --
                              -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........         144,935
                              -----------
  Net increase (decrease)
   in net assets.........         145,233
NET ASSETS:
  Beginning of year......        --
                              -----------
  End of year............     $   145,233
                              ===========

(b)  From inception, May 3, 2004 to December 31, 2004.

_____________________________________ SA-37 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2003

                           AMERICAN FUNDS
                           GLOBAL GROWTH   AMERICAN FUNDS    AMERICAN FUNDS
                                FUND        GROWTH FUND    GROWTH-INCOME FUND
                            SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
                           --------------  --------------  ------------------
OPERATIONS:
  Net investment
   income................    $  (14,627)    $  (156,743)      $   (23,524)
  Capital gains income...       --              --               --
  Net realized gain
   (loss) on security
   transactions..........         3,452         (30,111)          (19,682)
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......       459,701       3,808,633         3,357,143
                             ----------     -----------       -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       448,526       3,621,779         3,313,937
                             ----------     -----------       -----------
UNIT TRANSACTIONS:
  Purchases..............       249,144       3,178,301         3,206,215
  Net transfers..........       258,926       6,582,759         3,105,684
  Surrenders for benefit
   payments and fees.....       (55,061)       (565,952)         (586,113)
  Net annuity
   transactions..........       --              --               --
                             ----------     -----------       -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       453,009       9,195,108         5,725,786
                             ----------     -----------       -----------
  Net increase (decrease)
   in net assets.........       901,535      12,816,887         9,039,723
NET ASSETS:
  Beginning of year......     1,102,722       7,018,305         8,108,897
                             ----------     -----------       -----------
  End of year............    $2,004,257     $19,835,192       $17,148,620
                             ==========     ===========       ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-38 ____________________________________

                                               AMERICAN FUNDS                      FRANKLIN                           TEMPLETON
                                                GLOBAL SMALL                       STRATEGIC                         DEVELOPING
                             AMERICAN FUNDS    CAPITALIZATION  FRANKLIN SMALL  INCOME SECURITIES   MUTUAL SHARES       MARKETS
                           INTERNATIONAL FUND       FUND          CAP FUND           FUND         SECURITIES FUND  SECURITIES FUND
                              SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                           ------------------  --------------  --------------  -----------------  ---------------  ---------------
OPERATIONS:
  Net investment
   income................      $    3,913         $ (4,352)      $  (28,745)      $   24,094        $  (24,476)       $   (741)
  Capital gains income...        --                --               --              --                 --              --
  Net realized gain
   (loss) on security
   transactions..........           4,017            2,054             (642)          29,474           (20,119)            431
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......         669,166          231,510          667,153          295,755         1,559,504         138,739
                               ----------         --------       ----------       ----------        ----------        --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         677,096          229,212          637,766          349,323         1,514,909         138,429
                               ----------         --------       ----------       ----------        ----------        --------
UNIT TRANSACTIONS:
  Purchases..............         459,951          153,757          390,306          331,310         1,235,607         129,467
  Net transfers..........         630,943          319,201          349,150          738,777         1,205,325         230,010
  Surrenders for benefit
   payments and fees.....         (73,420)         (17,054)         (83,155)        (470,326)         (501,358)         (2,148)
  Net annuity
   transactions..........        --                --               --              --                 --               16,649
                               ----------         --------       ----------       ----------        ----------        --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       1,017,474          455,904          656,301          599,761         1,939,574         373,978
                               ----------         --------       ----------       ----------        ----------        --------
  Net increase (decrease)
   in net assets.........       1,694,570          685,116        1,294,067          949,084         3,454,483         512,407
NET ASSETS:
  Beginning of year......       1,440,826          300,206        1,483,909        1,656,858         5,546,499          76,399
                               ----------         --------       ----------       ----------        ----------        --------
  End of year............      $3,135,396         $985,322       $2,777,976       $2,605,942        $9,000,982        $588,806
                               ==========         ========       ==========       ==========        ==========        ========


                              TEMPLETON
                               GROWTH
                           SECURITIES FUND
                             SUB-ACCOUNT
                           ---------------
OPERATIONS:
  Net investment
   income................    $    2,300
  Capital gains income...       --
  Net realized gain
   (loss) on security
   transactions..........         6,038
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......       455,388
                             ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       463,726
                             ----------
UNIT TRANSACTIONS:
  Purchases..............       477,285
  Net transfers..........       467,346
  Surrenders for benefit
   payments and fees.....       (81,722)
  Net annuity
   transactions..........       --
                             ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       862,909
                             ----------
  Net increase (decrease)
   in net assets.........     1,326,635
NET ASSETS:
  Beginning of year......       871,680
                             ----------
  End of year............    $2,198,315
                             ==========

_____________________________________ SA-39 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2003

                            MFS CAPITAL                  MFS INVESTORS
                           OPPORTUNITIES  MFS EMERGING   GROWTH STOCK
                              SERIES      GROWTH SERIES     SERIES
                            SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           -------------  -------------  -------------
OPERATIONS:
  Net investment
   income................    $ (6,291)      $ (6,242)      $(11,539)
  Capital gains income...      --             --             --
  Net realized gain
   (loss) on security
   transactions..........     (17,504)       (20,096)       (15,112)
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......     150,745        136,258        187,642
                             --------       --------       --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     126,950        109,920        160,991
                             --------       --------       --------
UNIT TRANSACTIONS:
  Purchases..............      23,150         65,534         50,147
  Net transfers..........      17,385         (3,697)        71,177
  Surrenders for benefit
   payments and fees.....     (74,624)       (15,273)       (44,600)
  Net annuity
   transactions..........      --             --             --
                             --------       --------       --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     (34,089)        46,564         76,724
                             --------       --------       --------
  Net increase (decrease)
   in net assets.........      92,861        156,484        237,715
NET ASSETS:
  Beginning of year......     512,483        372,161        760,790
                             --------       --------       --------
  End of year............    $605,344       $528,645       $998,505
                             ========       ========       ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-40 ____________________________________


                           MFS INVESTORS    MFS TOTAL        EQUITY AND       CORE PLUS      EMERGING       EMERGING
                           TRUST SERIES   RETURN SERIES        INCOME        FIXED INCOME  MARKETS DEBT  MARKETS EQUITY  TECHNOLOGY
                            SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT (A)    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           -------------  -------------  ------------------  ------------  ------------  --------------  -----------
OPERATIONS:
  Net investment
   income................    $ (5,977)     $    14,592       $--             $  (212,246)   $  (8,246)      $ (4,755)     $ (2,806)
  Capital gains income...      --              --                    1           128,383       --            --             --
  Net realized gain
   (loss) on security
   transactions..........      (3,630)          (1,640)       --                  19,857       15,858        (19,390)          302
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......     144,612        1,284,028              20           591,781      129,947        170,333        73,930
                             --------      -----------       ---------       -----------    ---------       --------      --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     135,005        1,296,980              21           527,775      137,559        146,188        71,426
                             --------      -----------       ---------       -----------    ---------       --------      --------
UNIT TRANSACTIONS:
  Purchases..............     163,565        1,413,843             322         1,720,137      103,279         20,513        46,256
  Net transfers..........      82,719        2,612,418        --                 (85,759)     137,234         (8,380)      119,026
  Surrenders for benefit
   payments and fees.....     (16,813)        (562,481)       --              (2,595,696)    (142,680)        (7,735)       (5,072)
  Net annuity
   transactions..........      --              --             --                 --            --            --             --
                             --------      -----------       ---------       -----------    ---------       --------      --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     229,471        3,463,780             322          (961,318)      97,833          4,398       160,210
                             --------      -----------       ---------       -----------    ---------       --------      --------
  Net increase (decrease)
   in net assets.........     364,476        4,760,760             343          (433,543)     235,392        150,586       231,636
NET ASSETS:
  Beginning of year......     505,596        6,786,094        --              16,342,625      490,392        304,102       102,331
                             --------      -----------       ---------       -----------    ---------       --------      --------
  End of year............    $870,072      $11,546,854       $     343       $15,909,082    $ 725,784       $454,688      $333,967
                             ========      ===========       =========       ===========    =========       ========      ========

(a)  From inception May 1, 2003 to December 31, 2003.

_____________________________________ SA-41 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2003


                                        U.S. MID CAP    AMERICAN
                           HIGH YIELD      VALUE      OPPORTUNITIES
                           SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT
                           -----------  ------------  -------------
OPERATIONS:
  Net investment
   income................  $  (21,991)   $  (47,508)   $  (244,720)
  Capital gains income...      --           --             --
  Net realized gain
   (loss) on security
   transactions..........     (22,631)     (108,343)    (5,805,484)
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......     370,235     1,362,458     10,655,055
                           ----------    ----------    -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     325,613     1,206,607      4,604,851
                           ----------    ----------    -----------
UNIT TRANSACTIONS:
  Purchases..............     483,220       389,167        665,043
  Net transfers..........     461,443       223,859     (2,589,009)
  Surrenders for benefit
   payments and fees.....    (155,404)     (264,490)    (3,257,451)
  Net annuity
   transactions..........      --           --              (1,002)
                           ----------    ----------    -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     789,259       348,536     (5,182,419)
                           ----------    ----------    -----------
  Net increase (decrease)
   in net assets.........   1,114,872     1,555,143       (577,568)
NET ASSETS:
  Beginning of year......   1,097,009     2,927,813     27,826,762
                           ----------    ----------    -----------
  End of year............  $2,211,881    $4,482,956    $27,249,194
                           ==========    ==========    ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-42 ____________________________________


                            BALANCED       CAPITAL      DEVELOPING
                             GROWTH     OPPORTUNITIES     GROWTH      FLEXIBLE INCOME    DIVIDEND GROWTH  GLOBAL EQUITY    GROWTH
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT (B)      SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT
                           -----------  -------------  ------------  ------------------  ---------------  -------------  -----------
OPERATIONS:
  Net investment
   income................  $   145,639   $  (46,193)   $   (61,654)      $  201,852        $   220,172     $   (76,340)  $  (48,757)
  Capital gains income...      --           --             --              --                 --               --            --
  Net realized gain
   (loss) on security
   transactions..........     (582,412)    (815,589)    (1,119,979)         (87,664)        (4,013,641)       (365,205)    (347,158)
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......    2,545,521    2,032,469      2,796,767          484,678         12,754,243       2,975,233    1,311,433
                           -----------   ----------    -----------       ----------        -----------     -----------   ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    2,108,748    1,170,687      1,615,134          598,866          8,960,774       2,533,688      915,518
                           -----------   ----------    -----------       ----------        -----------     -----------   ----------
UNIT TRANSACTIONS:
  Purchases..............      145,487       47,100        169,798          141,722            644,491         153,739      139,486
  Net transfers..........      (71,508)     197,943        214,019          536,654           (885,121)       (241,699)     192,299
  Surrenders for benefit
   payments and fees.....   (2,619,736)    (288,532)      (676,669)        (708,933)        (4,575,930)       (940,727)    (607,227)
  Net annuity
   transactions..........      --           --              (1,601)        --                    3,053          (2,214)      --
                           -----------   ----------    -----------       ----------        -----------     -----------   ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   (2,545,757)     (43,489)      (294,453)         (30,557)        (4,813,507)     (1,030,901)    (275,442)
                           -----------   ----------    -----------       ----------        -----------     -----------   ----------
  Net increase (decrease)
   in net assets.........     (437,009)   1,127,198      1,320,681          568,309          4,147,267       1,502,787      640,076
NET ASSETS:
  Beginning of year......   13,930,834    3,407,567      4,487,244        4,987,273         38,883,563       8,636,877    4,116,110
                           -----------   ----------    -----------       ----------        -----------     -----------   ----------
  End of year............  $13,493,825   $4,534,765    $ 5,807,925       $5,555,582        $43,030,830     $10,139,664   $4,756,186
                           ===========   ==========    ===========       ==========        ===========     ===========   ==========

(b) Formerly Morgan Stanley Select Dimensions Diversified Income Portfolio Sub-Account. Change effective May 1, 2003.

_____________________________________ SA-43 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2003


                            MONEY MARKET     UTILITIES
                           SUB-ACCOUNT (C)  SUB-ACCOUNT
                           ---------------  ------------
OPERATIONS:
  Net investment
   income................    $  (109,826)   $    76,478
  Capital gains income...       --              --
  Net realized gain
   (loss) on security
   transactions..........        (61,780)      (495,565)
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......        165,263      1,505,871
                             -----------    -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         (6,343)     1,086,784
                             -----------    -----------
UNIT TRANSACTIONS:
  Purchases..............      1,483,255         90,167
  Net transfers..........     (3,413,070)      (459,705)
  Surrenders for benefit
   payments and fees.....     (5,371,799)      (744,791)
  Net annuity
   transactions..........        (17,795)       --
                             -----------    -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     (7,319,409)    (1,114,329)
                             -----------    -----------
  Net increase (decrease)
   in net assets.........     (7,325,752)       (27,545)
NET ASSETS:
  Beginning of year......     20,169,324      6,479,315
                             -----------    -----------
  End of year............    $12,843,572    $ 6,451,770
                             ===========    ===========

(c) Effective October 31, 2003. Active International Allocation Sub-Account merged with Money Market Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-44 ____________________________________


                           VALUE-ADDED MARKET  GLOBAL FRANCHISE  ENTERPRISE   GROWTH AND INCOME      COMSTOCK      EMERGING GROWTH
                              SUB-ACCOUNT      SUB-ACCOUNT (A)   SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT (D)   SUB-ACCOUNT (D)
                           ------------------  ----------------  -----------  -----------------  ----------------  ----------------
OPERATIONS:
  Net investment
   income................     $   (31,031)         $   (953)     $  (17,964)     $  (19,243)       $     (2,722)     $      (371)
  Capital gains income...         432,999               411          --            --                  --               --
  Net realized gain
   (loss) on security
   transactions..........        (302,890)              131        (329,645)         (2,451)                (26)               7
  Net unrealized
   appreciation
   (depreciation) of
   investments
   during the year.......       7,311,757            27,305         750,507         717,339              60,967            4,661
                              -----------          --------      ----------      ----------        ------------      -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       7,410,835            26,894         402,898         695,645              58,219            4,297
                              -----------          --------      ----------      ----------        ------------      -----------
UNIT TRANSACTIONS:
  Purchases..............         710,224            56,503         127,093         795,669             386,544           20,740
  Net transfers..........       3,325,222           214,496        (208,471)      1,115,554             229,096           45,684
  Surrenders for benefit
   payments and fees.....      (2,651,701)           (2,518)       (237,804)       (248,944)             (2,435)             (41)
  Net annuity
   transactions..........        --                 --               --            --                  --               --
                              -----------          --------      ----------      ----------        ------------      -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       1,383,745           268,481        (319,182)      1,662,279             613,205           66,383
                              -----------          --------      ----------      ----------        ------------      -----------
  Net increase (decrease)
   in net assets.........       8,794,580           295,375          83,716       2,357,924             671,424           70,680
NET ASSETS:
  Beginning of year......      21,531,529           --            1,849,786       1,757,410            --               --
                              -----------          --------      ----------      ----------        ------------      -----------
  End of year............     $30,326,109          $295,375      $1,933,502      $4,115,334        $    671,424      $    70,680
                              ===========          ========      ==========      ==========        ============      ===========

(a)  From inception May 1, 2003 to December 31, 2003.
(d)  From inception April 30, 2003 to December 31, 2003.

_____________________________________ SA-45 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

 1.  ORGANIZATION:

    Separate Account Three (the "Account") is a separate investment account within Hartford Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contract owners of the Company in various mutual fund (the "Funds") as directed by the contract owners.

    The Account invests in the following sub-accounts (collectively, the "Sub-Accounts"): the American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds Global Small Capitalization Fund, Franklin Small Cap Fund, Franklin Strategic Income Securities Fund, Mutual Shares Securities Fund, Templeton Developing Markets Securities Fund, Templeton Growth Securities Fund, MFS Capital Opportunities Series, MFS Emerging Growth Series, MFS Investors Growth Stock Series, MFS Investors Trust Series, MFS Total Return Series. The Account also invests in the following sub-accounts of the Universal Institutional Funds, Inc. family: Equity and Income, Core Plus Fixed Income, Emerging Markets Debt, Emerging Markets Equity, Technology, High Yield, and the U.S. Mid Cap Value. Additionally, the Account invests in the Morgan Stanley Select Dimension fund family: American Opportunities, Balanced Growth, Capital Opportunities, Developing Growth, Flexible Income, Dividend Growth, Global Equity, Growth, Money Market, Utilities, Equally-Weighted S&P 500, and the Small Company Growth Portfolio. Finally, the Account invests in the following sub-accounts of the Van Kampen family: Global Franchise, Enterprise, Growth and Income, Comstock, Emerging Growth, Aggressive Growth Portfolio, and the Government Portfolio.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed on the basis of identified cost of the fund shares sold. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds, which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 2004.

   c) UNIT TRANSACTIONS--Unit transactions are executed based on the unit values calculated at the close of the business day.

   d) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

   e) USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates

   f) MORTALITY RISK--Net assets allocated to contracts in the payout period are computed according to the 1983a Individual Annuitant Mortality Table and the Annuity 2000 Table. The Mortality Risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

   a) MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES--The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of up to 1.60% of

_____________________________________ SA-46 ____________________________________
      the Account's average daily net assets. The Company also provides administrative services and receives an annual fee of 0.15% of the Account's average daily net assets.

   b) ANNUAL MAINTENANCE FEE--Annual maintenance fees are deducted through termination of units of interest from applicable contract owners' accounts, in accordance with the terms of the contracts. These charges are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

_____________________________________ SA-47 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2004

 4.  PURCHASES AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

                                                                    PURCHASES    PROCEEDS
FUND                                                                 AT COST    FROM SALES
----                                                               -----------  -----------
American Funds Global Growth Fund................................  $   661,671  $   316,636
American Funds Growth Fund.......................................    8,616,942    3,881,402
American Funds Growth-Income Fund................................    7,146,311    2,604,654
American Funds International Fund................................    2,570,615      342,298
American Funds Global Small Capitalization Fund..................    1,162,587      171,716
Franklin Small Cap Fund..........................................      938,326      541,232
Franklin Strategic Income Securities Fund........................    1,558,637      400,486
Mutual Shares Securities Fund....................................    4,174,874    2,077,821
Templeton Developing Markets Securities Fund.....................      674,415      140,042
Templeton Growth Securities Fund.................................      704,538      292,348
MFS Capital Opportunities Series.................................      390,167       54,231
MFS Emerging Growth Series.......................................       92,134       82,319
MFS Investors Growth Stock Series................................       82,740      285,297
MFS Investors Trust Series.......................................      123,668      134,160
MFS Total Return Series..........................................    3,841,272    2,090,007
Equity and Income................................................       47,696          356
Core Plus Fixed Income...........................................    3,338,234    3,779,858
Emerging Markets Debt............................................      281,307      120,942
Emerging Markets Equity..........................................      252,755       80,864
Technology.......................................................       10,501      141,662
High Yield.......................................................      664,797      566,271
U.S.Mid Cap Value................................................      923,091      838,331
American Opportunities...........................................      409,335    7,868,248
Balanced Growth..................................................      562,458    1,941,894
Capital Opportunities............................................    1,456,238    1,633,200
Developing Growth................................................      309,414    1,319,159
Flexible Income..................................................    4,354,660    2,419,924
Dividend Growth..................................................    1,203,486    9,779,459
Global Equity....................................................      364,998    2,100,903
Growth...........................................................      408,189    1,318,578
Money Market.....................................................    5,629,155    9,606,092
Utilities........................................................      282,168    1,362,550
Equally-Weighted S&P 500.........................................    5,134,582    6,818,182
Small Company Growth Portfolio...................................       81,782        3,573
Global Franchise.................................................      106,224       51,498
Enterprise.......................................................      211,666      291,450
Growth and Income................................................    1,915,470      510,449
Comstock.........................................................    1,376,695      142,877
Emerging Growth..................................................      130,314        8,173
Aggressive Growth Portfolio......................................       72,269          852
Government Portfolio.............................................      152,467        8,050
                                                                   -----------  -----------
                                                                   $62,418,848  $66,128,044
                                                                   ===========  ===========

_____________________________________ SA-48 ____________________________________

 5.  CHANGES IN UNITS OUTSTANDING

    The changes in units outstanding for the year ended December 31, 2004 were as follows:

                                                                     UNITS     UNITS            NET
FUND                                                                ISSUED    REDEEMED  INCREASE (DECREASE)
----                                                               ---------  --------  -------------------
American Funds Global Growth Fund................................     70,224   30,948             39,276
American Funds Growth Fund.......................................  1,013,070  413,119            599,951
American Funds Growth-Income Fund................................    640,617  212,402            428,215
American Funds International Fund................................    306,313   32,474            273,839
American Funds Global Small Capitalization Fund..................    108,491   14,176             94,315
Franklin Small Cap Fund..........................................    134,393   59,048             75,345
Franklin Strategic Income Securities Fund........................    121,176   26,331             94,845
Mutual Shares Securities Fund....................................    395,612  154,326            241,286
Templeton Developing Markets Securities Fund.....................     73,534   11,264             62,270
Templeton Growth Securities Fund.................................     61,558   22,855             38,703
MFS Capital Opportunities Series.................................     52,408    6,782             45,626
MFS Emerging Growth Series.......................................     17,476   15,488              1,988
MFS Investors Growth Stock Series................................     12,992   37,754            (24,762)
MFS Investors Trust Series.......................................     15,653   15,433                220
MFS Total Return Series..........................................    314,318  161,776            152,542
Equity and Income................................................      3,938        1              3,937
Core Plus Fixed Income...........................................    227,720  274,320            (46,600)
Emerging Markets Debt............................................     13,052    7,541              5,511
Emerging Markets Equity..........................................     23,416    7,010             16,406
Technology.......................................................      4,348   57,006            (52,658)
High Yield.......................................................     53,775   53,765                 10
U.S.Mid Cap Value................................................     74,003   62,403             11,600
American Opportunities...........................................     45,772  396,448           (350,676)
Balanced Growth..................................................     22,654  107,625            (84,971)
Capital Opportunities............................................    383,690  315,849             67,841
Developing Growth................................................     48,559   61,682            (13,123)
Flexible Income..................................................    358,316  188,973            169,343
Dividend Growth..................................................     50,096  434,823           (384,727)
Global Equity....................................................     39,451  141,587           (102,136)
Growth...........................................................     53,411  109,156            (55,745)
Money Market.....................................................    499,313  793,483           (294,170)
Utilities........................................................     39,043   80,641            (41,598)
Equally-Weighted S&P 500.........................................    385,289  295,453             89,836
Small Company Growth Portfolio...................................      7,765      315              7,450
Global Franchise.................................................      8,176    3,581              4,595
Enterprise.......................................................     31,465   41,845            (10,380)
Growth and Income................................................    156,816   35,773            121,043
Comstock.........................................................    105,570    8,968             96,602
Emerging Growth..................................................     11,097      480             10,617
Aggressive Growth Portfolio......................................      7,332    --                 7,332
Government Portfolio.............................................     15,249      755             14,494

_____________________________________ SA-49 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2004

    The changes in units outstanding for the year ended December 31, 2003 were as follows:

                                                                     UNITS      UNITS    NET INCREASE
FUND                                                                ISSUED    REDEEMED    (DECREASE)
----                                                               ---------  ---------  ------------
American Funds Global Growth Fund................................    119,376     45,638       73,738
American Funds Growth Fund.......................................  1,575,947    217,553    1,358,394
American Funds Growth-Income Fund................................    795,969    192,590      603,379
American Funds International Fund................................    211,398     51,662      159,736
American Funds Global Small Capitalization Fund..................    143,800      8,359      135,441
Franklin Small Cap Fund..........................................    159,037     57,050      101,987
Franklin Strategic Income Fund...................................    116,916     67,219       49,697
Mutual Shares Securities Fund....................................    435,728    257,424      178,304
Templeton Developing Markets Securities Fund.....................     81,502      1,898       79,604
Templeton Growth Securities Fund.................................    131,409     15,653      115,756
MFS Capital Opportunities Series.................................      9,091     16,076       (6,985)
MFS Emerging Growth Series.......................................     29,411     18,971       10,440
MFS Investors Growth Stock Series................................     33,327     20,234       13,093
MFS Investors Trust Series.......................................     42,169      7,443       34,726
MFS Total Return Series..........................................    478,043    155,042      323,001
Equity and Income................................................         30     --               30
Core Plus Fixed Income...........................................    521,681    594,487      (72,806)
Emerging Markets Debt............................................     21,324     15,718        5,606
Emerging Markets Equity..........................................     13,977      9,067        4,910
Technology.......................................................     83,105      9,168       73,937
High Yield.......................................................    115,124     27,512       87,612
U.S.Mid Cap Value................................................    107,079     80,556       26,523
American Opportunities...........................................    824,430    762,845       61,585
Balanced Growth..................................................    200,855    277,839      (76,984)
Capital Opportunities............................................    229,824    207,672       22,152
Developing Growth................................................    101,600     76,981       24,619
Flexible Income..................................................     99,224     90,670        8,554
Dividend Growth..................................................    387,372    467,904      (80,532)
Global Equity....................................................    105,565    120,191      (14,626)
Growth...........................................................    125,398     88,919       36,479
Money Market.....................................................    848,468  1,441,591     (593,123)
Utilities........................................................     43,569    106,809      (63,240)
Value-Added Market...............................................    575,392    325,612      249,780
Global Franchise.................................................     24,494        276       24,218
Enterprise.......................................................     37,200     90,521      (53,321)
Growth and Income................................................    201,235     45,152      156,083
Comstock.........................................................     54,620        827       53,793
Emerging Growth..................................................      5,981          1        5,980

_____________________________________ SA-50 ____________________________________

 6.  FINANCIAL HIGHLIGHTS

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for which a series of each Sub-Account has outstanding units.

                                                                                                    INVESTMENT
                                                                UNIT          CONTRACT     EXPENSE    INCOME      TOTAL
                                                  UNITS     FAIR VALUE #   OWNERS' EQUITY  RATIO*    RATIO**    RETURN***
                                                ----------  -------------  --------------  -------  ----------  ---------
AMERICAN FUNDS GLOBAL GROWTH FUND
2004  Lowest contract charges                      13,037    $ 1.244884     $    16,232      1.30%      0.44%      12.02%
      Highest contract charges                      4,780      8.172367          39,066      2.59%      0.56%      10.58%
      Remaining contract charges                  279,808       --            2,587,495      --        --          --
2003  Lowest contract charges                      13,039      1.111293          14,490      1.24%     --          33.53%
      Highest contract charges                      4,583     10.434278          47,823      1.43%     --          29.34%
      Remaining contract charges                  240,727       --            1,941,944      --        --          --
2002  Lowest contract charges                      26,605      7.963333         211,866      1.40%      0.91%     (15.83)%
      Highest contract charges                     25,142      5.602521         140,857      1.82%     --         (16.21)%
      Remaining contract charges                  132,866       --              749,999      --        --          --
2001  Lowest contract charges                      23,340      9.460575         220,811      0.90%     --         (12.58)%
      Highest contract charges                    121,336      6.712798         814,503      1.48%      0.88%     (15.50)%
      Remaining contract charges                   --           --              --           --        --          --
AMERICAN FUNDS GROWTH FUND
2004  Lowest contract charges                     178,363      1.117260         199,279      1.29%      0.25%      11.04%
      Highest contract charges                     23,616      7.819403         184,664      2.57%      0.31%       9.61%
      Remaining contract charges                2,973,353       --           27,028,232      --        --          --
2003  Lowest contract charges                     103,201      1.006145         103,835      1.28%      0.55%      35.04%
      Highest contract charges                      1,633      7.133854          11,653      1.58%      0.31%      24.34%
      Remaining contract charges                2,470,547       --           19,719,704      --        --          --
2002  Lowest contract charges                     198,250      7.753191       1,537,069      1.40%      0.03%     (25.51)%
      Highest contract charges                    179,378      5.347177         959,165      1.81%      0.17%     (25.84)%
      Remaining contract charges                  839,360       --            4,522,071      --        --          --
2001  Lowest contract charges                     133,234     10.407808       1,386,669      0.90%      0.03%     (14.92)%
      Highest contract charges                    485,092      7.239419       3,511,787      1.47%      0.51%     (19.37)%
      Remaining contract charges                   --           --              --           --        --          --
AMERICAN FUNDS GROWTH-INCOME FUND
2004  Lowest contract charges                     328,740     11.817193       3,884,782      1.40%      0.93%       8.84%
      Highest contract charges                      5,094     11.698456          59,597      2.59%      1.23%       7.54%
      Remaining contract charges                1,658,622       --           19,653,548      --        --          --
2003  Lowest contract charges                     279,723     10.857374       3,037,059      1.40%      1.21%      30.59%
      Highest contract charges                      1,086     10.878053          11,813      1.58%      2.50%      24.33%
      Remaining contract charges                1,283,434       --           14,099,748      --        --          --
2002  Lowest contract charges                     224,186      8.314302       1,863,952      1.40%      1.36%     (19.48)%
      Highest contract charges                    112,424      8.423390         946,990      1.81%      5.42%     (19.84)%
      Remaining contract charges                  624,254       --            5,297,955      --        --          --
2001  Lowest contract charges                      93,767     10.325741         968,217      0.90%      0.36%      (3.43)%
      Highest contract charges                    323,863     10.550591       3,416,951      1.46%      1.82%       1.03%
      Remaining contract charges                   --           --              --           --        --          --

_____________________________________ SA-51 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2004

                                                                                                    INVESTMENT
                                                                UNIT          CONTRACT     EXPENSE    INCOME      TOTAL
                                                  UNITS     FAIR VALUE #   OWNERS' EQUITY  RATIO*    RATIO**    RETURN***
                                                ----------  -------------  --------------  -------  ----------  ---------
AMERICAN FUNDS INTERNATIONAL FUND
2004  Lowest contract charges                      39,749    $ 1.268031     $    50,407      1.28%      2.64%      17.78%
      Highest contract charges                      6,911      7.870167          54,392      2.51%      5.67%      16.26%
      Remaining contract charges                  662,992       --            6,034,159      --        --          --
2003  Lowest contract charges                      25,692      9.940938         255,398      1.39%      2.43%      32.98%
      Highest contract charges                        856      9.764532           8,358      1.40%      4.98%      34.26%
      Remaining contract charges                  409,265       --            2,871,640      --        --          --
2002  Lowest contract charges                       4,359      7.475572          32,586      1.40%      1.79%     (16.03)%
      Highest contract charges                     26,643      5.147737         137,153      1.77%      5.92%     (16.41)%
      Remaining contract charges                  245,074       --            1,271,087      --        --          --
2001  Lowest contract charges                       2,041      8.902426          18,170      0.86%      0.53%     (16.49)%
      Highest contract charges                    196,495      6.182681       1,214,865      1.48%      0.92%     (21.08)%
      Remaining contract charges                   --           --              --           --        --          --
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND
2004  Lowest contract charges                      91,929      1.361722         125,182      1.30%     --          19.32%
      Highest contract charges                      1,285      9.883142          12,698      2.56%     --          17.78%
      Remaining contract charges                  188,207       --            2,174,827      --        --          --
2003  Lowest contract charges                      91,929      1.141236         104,913      1.28%     --          51.55%
      Highest contract charges                      7,682     11.602372          89,133      1.90%     --          50.57%
      Remaining contract charges                   87,496       --              791,276      --        --          --
2002  Lowest contract charges                       4,103      7.782819          31,936      1.39%      0.96%     (20.18)%
      Highest contract charges                      7,366      5.604562          41,286      1.83%     --         (20.54)%
      Remaining contract charges                   40,197       --              226,984      --        --          --
2001  Lowest contract charges                      22,071      7.081451         156,295      1.48%      0.93%     (14.15)%
      Highest contract charges                     --           --              --           --        --          --
      Remaining contract charges                   --           --              --           --        --          --
FRANKLIN SMALL CAP FUND
2004  Lowest contract charges                      26,024      1.068933          27,818      1.23%     --          10.04%
      Highest contract charges                      6,267      6.809347          42,673      2.58%     --           8.61%
      Remaining contract charges                  432,054       --            3,459,462      --        --          --
2003  Lowest contract charges                      47,047     11.135937         523,912      1.40%     --          35.34%
      Highest contract charges                        744      6.269322           4,664      1.58%     --          30.99%
      Remaining contract charges                  341,209       --            2,249,400      --        --          --
2002  Lowest contract charges                      37,515      8.228175         308,679      1.40%      0.27%     (29.68)%
      Highest contract charges                     64,424      4.684158         301,774      1.80%     --         (29.99)%
      Remaining contract charges                  185,074       --              873,456      --        --          --
2001  Lowest contract charges                      18,569     11.700482         217,265      0.90%      0.10%      (7.17)%
      Highest contract charges                    118,783      6.717858         797,970      1.47%      0.35%     (16.51)%
      Remaining contract charges                   --           --              --           --        --          --

_____________________________________ SA-52 ____________________________________

                                                                                                    INVESTMENT
                                                                UNIT          CONTRACT     EXPENSE    INCOME      TOTAL
                                                  UNITS     FAIR VALUE #   OWNERS' EQUITY  RATIO*    RATIO**    RETURN***
                                                ----------  -------------  --------------  -------  ----------  ---------
FRANKLIN STRATEGIC INCOME SECURITIES FUND
2004  Lowest contract charges                      13,279    $ 1.325500     $    17,602      1.30%      3.67%       8.59%
      Highest contract charges                        159     13.508186           2,152      2.54%     --           7.19%
      Remaining contract charges                  281,958       --            3,967,706      --        --          --
2003  Lowest contract charges                      54,976     13.368091         734,920      1.40%      2.39%      18.68%
      Highest contract charges                        726     12.618912           9,164      1.48%     --           8.80%
      Remaining contract charges                  144,849       --            1,861,858      --        --          --
2002  Lowest contract charges                      57,625     11.263607         649,068      1.39%      0.03%       3.66%
      Highest contract charges                      9,474     10.737060         101,722      1.80%     --           3.19%
      Remaining contract charges                   83,757       --              906,068      --        --          --
2001  Lowest contract charges                       9,709     10.866369         105,504      0.92%      5.68%       1.08%
      Highest contract charges                     45,486     10.446779         475,182      1.47%      6.15%       2.95%
      Remaining contract charges                   --           --              --           --        --          --
MUTUAL SHARES SECURITIES FUND
2004  Lowest contract charges                      70,371      1.173480          82,579      1.23%     --          11.18%
      Highest contract charges                        971     13.223137          12,843      2.58%     --           9.74%
      Remaining contract charges                  904,104       --           12,234,364      --        --          --
2003  Lowest contract charges                     189,249     12.392633       2,345,296      1.40%      1.05%      23.41%
      Highest contract charges                      1,862     12.065535          22,470      1.49%     --          19.40%
      Remaining contract charges                  543,049       --            6,633,216      --        --          --
2002  Lowest contract charges                     216,952     10.041893       2,178,610      1.40%      1.31%     (13.04)%
      Highest contract charges                     45,010      9.873096         444,389      1.80%     --         (13.43)%
      Remaining contract charges                  293,894       --            2,923,500      --        --          --
2001  Lowest contract charges                      81,153     11.547491         937,115      0.91%      0.06%      (1.70)%
      Highest contract charges                    107,195     11.450346       1,227,420      1.45%      0.99%       5.45%
      Remaining contract charges                   --           --              --           --        --          --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND
2004  Lowest contract charges                      57,958      1.677055          97,200      1.29%      1.79%      23.22%
      Highest contract charges                         92     13.265566           1,223      2.58%     --          21.63%
      Remaining contract charges                   94,391       --            1,255,893      --        --          --
2003  Lowest contract charges                      40,770      1.360999          55,488      1.28%     --          51.76%
      Highest contract charges                        302     10.920992           3,301      1.50%     --          44.39%
      Remaining contract charges                   49,099       --              530,017      --        --          --
2002  Lowest contract charges                       2,094      6.913177          14,478      1.40%      7.30%      (1.35)%
      Highest contract charges                      3,241      7.274506          23,573      1.77%     --          (1.80)%
      Remaining contract charges                    5,232       --               38,348      --        --          --
2001  Lowest contract charges                       1,959      7.437357          14,570      1.49%      0.65%      (9.45)%
      Highest contract charges                     --           --              --           --        --          --
      Remaining contract charges                   --           --              --           --        --          --

_____________________________________ SA-53 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2004

                                                                                                    INVESTMENT
                                                                UNIT          CONTRACT     EXPENSE    INCOME      TOTAL
                                                  UNITS     FAIR VALUE #   OWNERS' EQUITY  RATIO*    RATIO**    RETURN***
                                                ----------  -------------  --------------  -------  ----------  ---------
TEMPLETON GROWTH SECURITIES FUND
2004  Lowest contract charges                      14,200    $ 1.166563     $    16,566      1.30%      1.17%      14.53%
      Highest contract charges                      1,379     11.523966          15,886      2.58%     --          13.05%
      Remaining contract charges                  247,336       --            2,937,936      --        --          --
2003  Lowest contract charges                      14,201      1.018575          14,464      1.24%     --          30.43%
      Highest contract charges                      1,665     10.207451          16,995      1.49%     --          30.31%
      Remaining contract charges                  208,346       --            2,166,856      --        --          --
2002  Lowest contract charges                      24,764      8.311222         205,822      1.40%      2.21%     (19.62)%
      Highest contract charges                     19,976      7.910934         158,025      1.79%     --         (19.99)%
      Remaining contract charges                   63,714       --              507,833      --        --          --
2001  Lowest contract charges                      15,100     10.340363         156,143      0.89%     --          (2.87)%
      Highest contract charges                     19,493      9.926456         193,501      1.47%      1.85%      (2.78)%
      Remaining contract charges                   --           --              --           --        --          --
MFS CAPITAL OPPORTUNITIES SERIES
2004  Lowest contract charges                      49,553      8.459697         419,205      1.39%      0.11%      10.90%
      Highest contract charges                     18,589      6.230456         115,817      1.85%      0.36%      10.40%
      Remaining contract charges                   82,266       --              520,049      --        --          --
2003  Lowest contract charges                       4,488      7.628186          34,236      1.40%      0.23%      25.62%
      Highest contract charges                     18,591      5.643391         104,918      1.85%      0.23%      25.06%
      Remaining contract charges                   81,703       --              466,190      --        --          --
2002  Lowest contract charges                       3,183      6.072506          19,330      1.40%      0.04%     (30.67)%
      Highest contract charges                     16,381      4.512723          73,924      1.83%     --         (30.98)%
      Remaining contract charges                   92,204       --              419,229      --        --          --
2001  Lowest contract charges                       1,212      8.758679          10,619      0.91%     --         (19.51)%
      Highest contract charges                    104,716      6.564618         687,420      1.47%      0.01%     (24.62)%
      Remaining contract charges                   --           --              --           --        --          --
MFS EMERGING GROWTH SERIES
2004  Lowest contract charges                       3,249      7.491736          24,345      1.40%     --          11.39%
      Highest contract charges                      8,924      4.816813          42,986      2.39%     --          10.28%
      Remaining contract charges                  105,806       --              537,235      --        --          --
2003  Lowest contract charges                       2,362      6.725746          15,884      1.40%     --          28.42%
      Highest contract charges                      1,995      6.622651          13,213      1.87%     --          27.72%
      Remaining contract charges                  111,634       --              499,548      --        --          --
2002  Lowest contract charges                       1,909      5.237359          10,000      1.40%     --         (34.68)%
      Highest contract charges                      9,438      3.470593          32,757      1.78%     --         (34.98)%
      Remaining contract charges                   94,202       --              329,404      --        --          --
2001  Lowest contract charges                         639      8.018392           5,125      0.86%     --         (18.33)%
      Highest contract charges                    112,132      5.358960         600,911      1.48%     --         (34.48)%
      Remaining contract charges                   --           --              --           --        --          --

_____________________________________ SA-54 ____________________________________

                                                                                                    INVESTMENT
                                                                UNIT          CONTRACT     EXPENSE    INCOME      TOTAL
                                                  UNITS     FAIR VALUE #   OWNERS' EQUITY  RATIO*    RATIO**    RETURN***
                                                ----------  -------------  --------------  -------  ----------  ---------
MFS INVESTORS GROWTH STOCK SERIES
2004  Lowest contract charges                      27,268    $ 7.762533     $   211,663      1.40%     --           7.67%
      Highest contract charges                      1,600      5.878665           9,405      2.37%     --           6.60%
      Remaining contract charges                  103,992       --              650,706      --        --          --
2003  Lowest contract charges                      58,552      7.209750         422,146      1.40%     --          21.31%
      Highest contract charges                        150      7.081801           1,059      1.42%     --          14.47%
      Remaining contract charges                   98,920       --              575,300      --        --          --
2002  Lowest contract charges                      61,599      5.943046         366,084      1.40%     --         (28.54)%
      Highest contract charges                     11,405      4.728771          53,933      1.81%     --         (28.87)%
      Remaining contract charges                   71,524       --              340,773      --        --          --
2001  Lowest contract charges                      55,528      8.316955         461,827      0.89%     --         (14.27)%
      Highest contract charges                     71,259      6.674239         475,603      1.47%      0.09%     (25.27)%
      Remaining contract charges                   --           --              --           --        --          --
MFS INVESTORS TRUST SERIES
2004  Lowest contract charges                       9,566      8.380645          80,172      1.40%      0.68%       9.81%
      Highest contract charges                      1,453      8.156435          11,852      2.58%     --           8.50%
      Remaining contract charges                  103,690       --              860,826      --        --          --
2003  Lowest contract charges                      13,504      7.632109         103,065      1.39%      0.57%      20.45%
      Highest contract charges                        144      7.496658           1,082      1.42%     --          16.37%
      Remaining contract charges                  100,841       --              765,925      --        --          --
2002  Lowest contract charges                       7,546      6.336303          47,812      1.36%     --         (22.06)%
      Highest contract charges                     30,050      6.311147         189,649      1.78%     --         (22.41)%
      Remaining contract charges                   42,168       --              268,135      --        --          --
2001  Lowest contract charges                      39,874      8.167013         325,650      1.46%      0.32%     (17.21)%
      Highest contract charges                     --           --              --           --        --          --
      Remaining contract charges                   --           --              --           --        --          --
MFS TOTAL RETURN SERIES
2004  Lowest contract charges                     238,908     12.917678       3,086,138      1.40%      1.73%       9.77%
      Highest contract charges                      4,079     12.557976          51,226      2.57%      1.29%       8.47%
      Remaining contract charges                  893,207       --           11,376,568      --        --          --
2003  Lowest contract charges                     230,841     11.767538       2,716,435      1.40%      1.63%      14.71%
      Highest contract charges                      1,000     11.577974          11,576      1.58%     --          11.85%
      Remaining contract charges                  751,811       --            8,818,843      --        --          --
2002  Lowest contract charges                     166,620     10.258859       1,709,333      1.40%      2.15%      (6.49)%
      Highest contract charges                     46,976     10.206689         479,472      1.80%     --          (6.91)%
      Remaining contract charges                  447,054       --            4,597,289      --        --          --
2001  Lowest contract charges                     104,685     10.970528       1,148,450      0.91%     --          (2.04)%
      Highest contract charges                    213,162     11.007917       2,346,472      1.45%      1.04%      (1.25)%
      Remaining contract charges                   --           --              --           --        --          --
EQUITY AND INCOME
2004  Lowest contract charges                       1,481     12.750251          18,888      1.48%     --           9.86%
      Highest contract charges                        122     12.644405           1,544      1.95%     --           9.31%
      Remaining contract charges                    2,364       --               29,980      --        --          --
2003  Lowest contract charges                          30     11.571353             343      1.34%      1.76%      15.71%
      Highest contract charges                     --           --              --           --        --          --
      Remaining contract charges                   --           --              --           --        --          --

_____________________________________ SA-55 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2004

                                                                                                    INVESTMENT
                                                                UNIT          CONTRACT     EXPENSE    INCOME      TOTAL
                                                  UNITS     FAIR VALUE #   OWNERS' EQUITY  RATIO*    RATIO**    RETURN***
                                                ----------  -------------  --------------  -------  ----------  ---------
CORE PLUS FIXED INCOME
2004  Lowest contract charges                      18,644    $ 1.130940     $    21,084      1.29%      4.26%       3.02%
      Highest contract charges                     13,210     12.828577         169,470      2.55%      2.41%       1.69%
      Remaining contract charges                1,169,257       --           15,321,412      --        --          --
2003  Lowest contract charges                       2,838      1.097784           3,115      1.29%     --           3.29%
      Highest contract charges                      1,247     12.698069          15,839      1.49%     --           0.89%
      Remaining contract charges                1,243,626       --           15,890,128      --        --          --
2002  Lowest contract charges                     757,943     12.579042       9,534,199      1.39%      5.35%       5.84%
      Highest contract charges                     38,354     12.427436         476,639      1.78%     23.52%       5.36%
      Remaining contract charges                  524,219       --            6,331,787      --        --          --
2001  Lowest contract charges                     342,769     11.885531       4,073,992      1.36%      7.80%       7.80%
      Highest contract charges                      9,073     11.816946         107,219      1.61%      4.71%       7.53%
      Remaining contract charges                  131,711       --            1,504,025      --        --          --
EMERGING MARKETS DEBT
2004  Lowest contract charges                      22,170     15.142234         335,696      1.40%      6.88%       8.53%
      Highest contract charges                        649     18.085485          11,742      2.38%      8.25%       7.45%
      Remaining contract charges                   31,725       --              535,933      --        --          --
2003  Lowest contract charges                      26,169     13.951766         365,104      1.40%     --          26.09%
      Highest contract charges                        218     16.932756           3,683      1.47%     --          12.72%
      Remaining contract charges                   22,646       --              356,997      --        --          --
2002  Lowest contract charges                      30,899     11.065073         341,897      1.40%      6.52%       7.70%
      Highest contract charges                      1,126     13.561441          15,271      1.62%     36.09%       7.22%
      Remaining contract charges                   11,402       --              133,224      --        --          --
2001  Lowest contract charges                      33,563     10.273568         344,815      1.38%     10.65%       8.57%
      Highest contract charges                      1,304     10.232612          13,345      1.53%      9.11%       8.41%
      Remaining contract charges                    5,727       --               62,660      --        --          --
EMERGING MARKETS EQUITY
2004  Lowest contract charges                       4,818      1.443391           6,955      1.30%      0.66%      21.53%
      Highest contract charges                        141     12.326618           1,742      2.58%      1.07%      19.96%
      Remaining contract charges                   62,142       --              751,277      --        --          --
2003  Lowest contract charges                       4,818      1.187725           5,722      1.28%     --          47.74%
      Highest contract charges                      2,460     10.311851          25,367      2.09%     --          45.90%
      Remaining contract charges                   43,417       --              423,599      --        --          --
2002  Lowest contract charges                      26,730      7.163268         191,474      1.40%     --         (10.17)%
      Highest contract charges                      4,466      7.076842          31,607      1.82%     --         (10.57)%
      Remaining contract charges                   14,591       --               81,021      --        --          --
2001  Lowest contract charges                      23,234      7.973825         185,265      1.39%     --          (7.79)%
      Highest contract charges                        387      7.927764           3,068      1.62%     --          (8.02)%
      Remaining contract charges                   14,600       --               89,645      --        --          --

_____________________________________ SA-56 ____________________________________

                                                                                                    INVESTMENT
                                                                UNIT          CONTRACT     EXPENSE    INCOME      TOTAL
                                                  UNITS     FAIR VALUE #   OWNERS' EQUITY  RATIO*    RATIO**    RETURN***
                                                ----------  -------------  --------------  -------  ----------  ---------
TECHNOLOGY
2004  Lowest contract charges                       3,350    $ 2.437206     $     8,166      1.41%     --          (3.01)%
      Highest contract charges                      1,189      2.382817           2,833      2.08%     --          (3.69)%
      Remaining contract charges                   76,165       --              184,301      --        --          --
2003  Lowest contract charges                      53,294      2.512880         133,922      1.39%     --          45.72%
      Highest contract charges                     23,465      2.479745          58,187      1.84%     --          45.07%
      Remaining contract charges                   56,603       --              141,858      --        --          --
2002  Lowest contract charges                       8,348      1.724465          14,395      1.38%     --         (49.68)%
      Highest contract charges                     51,078      1.721579          87,936      1.50%     --         (49.73)%
      Remaining contract charges                   --           --              --           --        --          --
2001  Lowest contract charges                         115      3.426897             395      0.33%     --         (26.91)%
      Highest contract charges                     33,766      3.424592         115,635      1.46%     --         (49.60)%
      Remaining contract charges                   --           --              --           --        --          --
HIGH YIELD
2004  Lowest contract charges                      84,772     10.727163         909,364      1.40%      6.00%       7.96%
      Highest contract charges                      1,769     10.286162          18,193      2.58%      7.70%       6.68%
      Remaining contract charges                  139,399       --            1,454,327      --        --          --
2003  Lowest contract charges                      98,201      9.935899         975,717      1.40%     --          23.96%
      Highest contract charges                        377      9.707303           3,663      1.48%     --          10.68%
      Remaining contract charges                  127,351       --            1,232,501      --        --          --
2002  Lowest contract charges                      90,568      8.015207         725,919      1.40%      8.88%      (8.56)%
      Highest contract charges                      1,199      7.907875           9,484      1.73%     79.35%      (8.97)%
      Remaining contract charges                   46,551       --              361,606      --        --          --
2001  Lowest contract charges                     111,113      8.765503         973,962      1.38%      9.63%      (5.80)%
      Highest contract charges                      8,102      8.703150          70,517      1.62%     13.20%      (6.04)%
      Remaining contract charges                   46,457       --              393,597      --        --          --
U.S. MID CAP VALUE
2004  Lowest contract charges                     136,454     13.981589       1,907,850      1.40%      0.02%      13.00%
      Highest contract charges                      2,888     14.846750          42,874      2.58%      0.03%      11.65%
      Remaining contract charges                  260,350       --            3,278,228      --        --          --
2003  Lowest contract charges                     161,815     12.373105       2,002,156      1.40%     --          39.54%
      Highest contract charges                        488     13.386714           6,539      1.48%     --          33.41%
      Remaining contract charges                  225,789       --            2,474,261      --        --          --
2002  Lowest contract charges                     196,114      8.866874       1,738,922      1.40%     --         (29.02)%
      Highest contract charges                      9,135      9.687644          88,492      1.79%     --         (29.34)%
      Remaining contract charges                  156,320       --            1,100,399      --        --          --
2001  Lowest contract charges                     237,188     12.492717       2,963,123      1.38%      0.11%      (4.50)%
      Highest contract charges                      5,848     13.736052          80,327      1.61%      0.09%      (4.74)%
      Remaining contract charges                   63,988       --              629,838      --        --          --

_____________________________________ SA-57 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2004

                                                                                                    INVESTMENT
                                                                UNIT          CONTRACT     EXPENSE    INCOME      TOTAL
                                                  UNITS     FAIR VALUE #   OWNERS' EQUITY  RATIO*    RATIO**    RETURN***
                                                ----------  -------------  --------------  -------  ----------  ---------
AMERICAN OPPORTUNITIES
2004  Lowest contract charges                     306,404    $ 0.983629     $   301,389      1.30%      0.36%       6.90%
      Highest contract charges                      2,599      6.227146          16,185      2.39%      0.11%       5.40%
      Remaining contract charges                1,212,281       --           21,047,470      --        --          --
2003  Lowest contract charges                     298,056      0.920177         274,264      1.29%     --          19.01%
      Highest contract charges                      8,240      5.911953          48,715      1.44%     --          17.02%
      Remaining contract charges                1,565,664       --           26,926,215      --        --          --
2002  Lowest contract charges                   1,235,619     20.043458      24,766,076      1.40%      0.69%     (22.65)%
      Highest contract charges                     50,598      5.031262         254,571      1.82%     --         (23.17)%
      Remaining contract charges                  524,158       --            2,806,115      --        --          --
2001  Lowest contract charges                   1,678,773     25.913246      43,502,463      1.39%      0.25%     (30.45)%
      Highest contract charges                     47,114     11.155418         525,576      1.63%      0.28%     (30.63)%
      Remaining contract charges                  477,312       --            3,138,037      --        --          --
BALANCED GROWTH
2004  Lowest contract charges                     104,168      1.113625         116,002      1.30%      2.31%       9.50%
      Highest contract charges                      1,232     11.924222          14,691      2.15%      2.06%       8.33%
      Remaining contract charges                  671,814       --           13,017,016      --        --          --
2003  Lowest contract charges                     104,166      1.017026         105,939      1.29%      3.14%      18.29%
      Highest contract charges                      1,259     11.007388          13,856      1.44%      1.92%      15.79%
      Remaining contract charges                  756,760       --           13,374,030      --        --          --
2002  Lowest contract charges                      29,205      0.859773          25,109      0.97%      3.42%     (14.02)%
      Highest contract charges                     13,469      9.425776         126,953      1.79%      4.41%     (13.28)%
      Remaining contract charges                  896,495       --           13,778,772      --        --          --
2001  Lowest contract charges                     776,471     19.082940      14,817,355      1.38%      2.91%      (0.20)%
      Highest contract charges                     19,262     11.453669         220,621      1.62%      3.40%      (0.45)%
      Remaining contract charges                  144,929       --            1,585,676      --        --          --
CAPITAL OPPORTUNITIES
2004  Lowest contract charges                       5,696      0.994021           5,664      1.27%     --          21.01%
      Highest contract charges                        521      3.530842           1,841      2.59%     --          19.27%
      Remaining contract charges                  949,695       --            5,366,990      --        --          --
2003  Lowest contract charges                     376,405      7.822737       2,944,514      1.40%     --          39.67%
      Highest contract charges                     12,610      2.979113          37,568      1.17%     --          28.54%
      Remaining contract charges                  499,056       --            1,552,683      --        --          --
2002  Lowest contract charges                     423,030      5.600855       2,369,328      1.41%     --         (44.60)%
      Highest contract charges                     22,780      2.146989          48,909      1.80%     --         (45.03)%
      Remaining contract charges                  420,110       --              989,330      --        --          --
2001  Lowest contract charges                     806,235     10.110585       8,151,505      1.39%     --         (37.28)%
      Highest contract charges                     30,512      8.837355         269,644      1.64%     --         (37.43)%
      Remaining contract charges                  490,389       --            1,927,640      --        --          --

_____________________________________ SA-58 ____________________________________

                                                                                                    INVESTMENT
                                                                UNIT          CONTRACT     EXPENSE    INCOME      TOTAL
                                                  UNITS     FAIR VALUE #   OWNERS' EQUITY  RATIO*    RATIO**    RETURN***
                                                ----------  -------------  --------------  -------  ----------  ---------
DEVELOPING GROWTH
2004  Lowest contract charges                      30,705    $ 1.250444     $    38,397      1.30%     --          20.73%
      Highest contract charges                        152      7.285686           1,109      2.61%     --          18.82%
      Remaining contract charges                  318,391       --            5,916,226      --        --          --
2003  Lowest contract charges                      13,786      1.035726          14,279      1.29%     --          39.58%
      Highest contract charges                      4,535      6.144071          27,866      1.44%     --          28.73%
      Remaining contract charges                  344,050       --            5,765,780      --        --          --
2002  Lowest contract charges                       3,555      0.742048           2,638      0.97%     --         (25.80)%
      Highest contract charges                      1,146      4.454069           5,107      1.82%     --         (29.29)%
      Remaining contract charges                  333,050       --            4,479,499      --        --          --
2001  Lowest contract charges                     371,623     21.906440       8,140,931      1.39%      1.05%     (26.53)%
      Highest contract charges                     15,563     11.627062         180,953      1.63%      1.11%     (26.71)%
      Remaining contract charges                   65,251       --              419,684      --        --          --
FLEXIBLE INCOME
2004  Lowest contract charges                      16,611      1.285868          21,359      1.30%      8.96%       5.62%
      Highest contract charges                      1,814     10.852128          19,683      2.59%      9.44%       3.88%
      Remaining contract charges                  599,234       --            7,396,898      --        --          --
2003  Lowest contract charges                       2,324      1.217480           2,829      1.28%      5.84%      12.08%
      Highest contract charges                        652     10.446908           6,807      1.59%      3.85%       6.24%
      Remaining contract charges                  445,340       --            5,545,946      --        --          --
2002  Lowest contract charges                     385,784     11.593850       4,472,726      1.40%      4.93%       7.16%
      Highest contract charges                      5,284      9.468153          50,033      1.78%      6.52%       6.60%
      Remaining contract charges                   48,692       --              464,514      --        --          --
2001  Lowest contract charges                     443,140     10.819035       4,794,347      1.38%      6.84%      (5.40)%
      Highest contract charges                     10,341      8.519618          88,100      1.64%      6.20%      (5.63)%
      Remaining contract charges                   29,754       --              266,812      --        --          --
DIVIDEND GROWTH
2004  Lowest contract charges                     127,169      1.041591         132,458      1.30%      1.60%       6.89%
      Highest contract charges                        832     10.958814           9,117      2.37%      3.13%       5.47%
      Remaining contract charges                1,596,811       --           36,647,893      --        --          --
2003  Lowest contract charges                     125,937      0.974474         122,723      1.29%      2.18%      26.09%
      Highest contract charges                      7,937     10.426884          82,759      1.29%      1.24%      21.61%
      Remaining contract charges                1,975,665       --           42,825,348      --        --          --
2002  Lowest contract charges                      34,252      0.772873          26,472      0.98%      1.92%     (22.71)%
      Highest contract charges                     10,134      8.346833          84,584      1.80%      3.60%     (19.65)%
      Remaining contract charges                2,145,686       --           38,772,507      --        --          --
2001  Lowest contract charges                   2,620,202     23.859677      62,517,182      1.38%      1.77%      (6.76)%
      Highest contract charges                     30,103     10.362463         311,943      1.63%      1.77%      (6.99)%
      Remaining contract charges                  232,544       --            2,425,364      --        --          --

_____________________________________ SA-59 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2004

                                                                                                    INVESTMENT
                                                                UNIT          CONTRACT     EXPENSE    INCOME      TOTAL
                                                  UNITS     FAIR VALUE #   OWNERS' EQUITY  RATIO*    RATIO**    RETURN***
                                                ----------  -------------  --------------  -------  ----------  ---------
GLOBAL EQUITY
2004  Lowest contract charges                      94,315    $ 1.125673     $   106,169      1.30%      0.24%       6.77%
      Highest contract charges                        362      8.243688           2,982      2.18%     --           5.44%
      Remaining contract charges                  569,788       --            8,978,583      --        --          --
2003  Lowest contract charges                     105,930      1.054284         111,680      1.29%      0.38%      32.98%
      Highest contract charges                      3,521      7.845732          27,627      1.29%     --          27.38%
      Remaining contract charges                  657,150       --           10,000,357      --        --          --
2002  Lowest contract charges                      56,041      0.792836          44,431      0.97%     --         (20.72)%
      Highest contract charges                        374      5.960107           2,227      1.74%     --         (19.08)%
      Remaining contract charges                  724,813       --            8,590,219      --        --          --
2001  Lowest contract charges                     907,359     14.941594      13,557,387      1.39%      0.71%     (18.37)%
      Highest contract charges                     16,940     10.412601         176,391      1.64%      0.79%     (18.58)%
      Remaining contract charges                   26,239       --              198,672      --        --          --
GROWTH
2004  Lowest contract charges                       9,176      0.977539           8,970      1.30%      0.21%       6.25%
      Highest contract charges                      4,574      6.104294          27,920      1.95%     --           4.63%
      Remaining contract charges                  326,924       --            4,081,409      --        --          --
2003  Lowest contract charges                       9,176      0.920058           8,443      1.28%     --          25.27%
      Highest contract charges                        218      5.860878           1,278      1.91%     --          24.07%
      Remaining contract charges                  387,025       --            4,746,465      --        --          --
2002  Lowest contract charges                     283,805     13.164783       3,736,236      1.41%     --         (28.85)%
      Highest contract charges                      4,619      7.618954          35,188      1.66%     --         (29.03)%
      Remaining contract charges                   71,517       --              344,686      --        --          --
2001  Lowest contract charges                     507,915     18.502265       9,397,569      1.39%     --         (16.41)%
      Highest contract charges                      7,201     10.734813          77,301      1.63%     --         (16.62)%
      Remaining contract charges                  146,876       --              992,171      --        --          --
MONEY MARKET
2004  Lowest contract charges                      23,538      0.988854          23,275      1.29%      1.45%      (0.44)%
      Highest contract charges                      1,419      9.867901          13,999      2.54%      1.07%      (1.97)%
      Remaining contract charges                  761,387       --            8,829,364      --        --          --
2003  Lowest contract charges                     678,970     12.866023       8,735,641      1.40%      0.66%      (0.75)%
      Highest contract charges                      1,326     10.080023          13,365      1.49%      0.18%      (1.28)%
      Remaining contract charges                  400,218       --            4,094,566      --        --          --
2002  Lowest contract charges                   1,195,288     12.963377      15,494,964      1.40%      1.34%      (0.07)%
      Highest contract charges                     12,395     10.282043         127,446      1.75%      0.79%      (0.76)%
      Remaining contract charges                  398,503       --            4,137,579      --        --          --
2001  Lowest contract charges                   2,003,523     12.972049      25,989,799      1.38%      3.49%       2.40%
      Highest contract charges                     16,307     11.119958         181,337      1.64%      3.66%       2.15%
      Remaining contract charges                  466,825       --            4,858,342      --        --          --

_____________________________________ SA-60 ____________________________________

                                                                                                    INVESTMENT
                                                                UNIT          CONTRACT     EXPENSE    INCOME      TOTAL
                                                  UNITS     FAIR VALUE #   OWNERS' EQUITY  RATIO*    RATIO**    RETURN***
                                                ----------  -------------  --------------  -------  ----------  ---------
UTILITIES
2004  Lowest contract charges                      27,527    $ 1.173772     $    32,310      1.27%      2.92%      22.83%
      Highest contract charges                      1,766      7.473436          13,196      2.15%      1.99%      21.51%
      Remaining contract charges                  381,649       --            6,589,087      --        --          --
2003  Lowest contract charges                       3,754      0.955583           3,588      1.26%      2.61%      18.92%
      Highest contract charges                      1,804      6.150422          11,096      1.44%      2.00%      14.46%
      Remaining contract charges                  446,982       --            6,437,087      --        --          --
2002  Lowest contract charges                     345,128     16.122923       5,564,473      1.40%      3.16%     (21.48)%
      Highest contract charges                      4,285      5.236564          22,440      1.73%     11.09%     (22.04)%
      Remaining contract charges                  166,367       --              892,402      --        --          --
2001  Lowest contract charges                     506,208     20.532656      10,393,805      1.39%      2.14%     (26.55)%
      Highest contract charges                      2,790     11.256954          31,401      1.63%      2.15%     (26.73)%
      Remaining contract charges                  234,717       --            1,588,958      --        --          --
EQUALLY-WEIGHTED S&P 500
2004  Lowest contract charges                     104,751      1.235637         129,433      1.30%      0.82%      15.14%
      Highest contract charges                      4,282     13.138524          56,256      2.55%     --          13.35%
      Remaining contract charges                1,551,252       --           33,099,080      --        --          --
2003  Lowest contract charges                      76,728      1.073160          82,342      1.29%      1.25%      35.38%
      Highest contract charges                      6,898     11.606791          80,066      1.48%     --          29.88%
      Remaining contract charges                1,486,823       --           30,163,701      --        --          --
2002  Lowest contract charges                      34,727      0.792734          27,530      0.97%     --         (20.73)%
      Highest contract charges                     90,943      8.684354         789,783      1.80%     --         (17.75)%
      Remaining contract charges                1,194,997       --           20,714,216      --        --          --
2001  Lowest contract charges                   1,422,523     23.458092      33,369,669      1.38%      0.96%      (3.20)%
      Highest contract charges                      8,205     12.626590         103,599      1.62%      0.76%      (3.44)%
      Remaining contract charges                  229,920       --            2,437,215      --        --          --
SMALL COMPANY GROWTH PORTFOLIO
2004  Lowest contract charges                       2,381     11.241435          26,774      1.11%     --          12.41%
      Highest contract charges                        723     11.148935           8,065      1.90%     --          11.49%
      Remaining contract charges                    4,346       --               48,619      --        --          --
GLOBAL FRANCHISE
2004  Lowest contract charges                       3,027     13.590845          41,156      1.49%      0.18%      11.09%
      Highest contract charges                        103     13.357186           1,382      2.59%      0.20%       9.88%
      Remaining contract charges                   25,682       --              346,338      --        --          --
2003  Lowest contract charges                         613     12.234140           7,505      0.95%     --          22.34%
      Highest contract charges                      8,056     12.181166          98,126      1.39%     --          21.81%
      Remaining contract charges                   15,548       --              189,744      --        --          --

_____________________________________ SA-61 ____________________________________

 SEPARATE ACCOUNT THREE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2004

                                                                                                    INVESTMENT
                                                                UNIT          CONTRACT     EXPENSE    INCOME      TOTAL
                                                  UNITS     FAIR VALUE #   OWNERS' EQUITY  RATIO*    RATIO**    RETURN***
                                                ----------  -------------  --------------  -------  ----------  ---------
ENTERPRISE
2004  Lowest contract charges                     124,710    $ 7.750029     $   966,502      1.40%      0.37%       2.61%
      Highest contract charges                      3,327      5.282739          17,575      2.58%     --           1.13%
      Remaining contract charges                  172,624       --              936,701      --        --          --
2003  Lowest contract charges                     124,465      7.553252         940,117      1.40%      0.52%      24.13%
      Highest contract charges                      5,192      5.249094          27,253      1.27%     --          18.48%
      Remaining contract charges                  181,384       --              966,132      --        --          --
2002  Lowest contract charges                     156,833      6.084980         954,327      1.41%      0.53%     (30.31)%
      Highest contract charges                     73,548      4.261970         313,459      1.80%     --         (30.87)%
      Remaining contract charges                  133,982       --              582,000      --        --          --
2001  Lowest contract charges                     216,703      8.731900       1,892,229      1.39%      0.22%     (21.53)%
      Highest contract charges                      2,534      9.081826          23,013      1.64%      0.19%     (21.73)%
      Remaining contract charges                  143,133       --              888,189      --        --          --
GROWTH AND INCOME
2004  Lowest contract charges                       3,002      1.156077           3,469      1.28%     --          12.90%
      Highest contract charges                        890     13.460455          11,982      2.37%     --          11.19%
      Remaining contract charges                  461,726       --            6,213,655      --        --          --
2003  Lowest contract charges                     149,577     11.601336       1,735,287      1.40%      0.96%      26.25%
      Highest contract charges                      6,838     12.121904          82,887      1.46%     --          23.62%
      Remaining contract charges                  188,166       --            2,297,160      --        --          --
2002  Lowest contract charges                     143,810      9.189084       1,321,480      1.40%      2.69%     (14.40)%
      Highest contract charges                     13,504      9.722675         131,293      1.77%     --         (14.98)%
      Remaining contract charges                   31,179       --              304,637      --        --          --
2001  Lowest contract charges                     154,840     10.734306       1,662,098      1.38%      1.93%      (0.33)%
      Highest contract charges                      1,851     11.053049          20,454      1.60%      1.66%      (0.57)%
      Remaining contract charges                   20,044       --              229,477      --        --          --
COMSTOCK
2004  Lowest contract charges                       9,229      14.48478         133,677      1.48%      0.32%      15.68%
      Highest contract charges                        942     14.235396          13,413      2.57%     --          14.42%
      Remaining contract charges                  140,222       --            2,013,581      --        --          --
2003  Lowest contract charges                         626     12.521462           7,844      0.99%     --          25.22%
      Highest contract charges                      5,744     12.458666          71,559      1.40%     --          24.59%
      Remaining contract charges                   47,422       --              592,021      --        --          --
EMERGING GROWTH
2004  Lowest contract charges                       1,711      12.45697          21,318      1.50%     --           5.19%
      Highest contract charges                         26     12.295684             318      2.28%     --           4.35%
      Remaining contract charges                   14,860       --              183,692      --        --          --
2003  Lowest contract charges                       1,375     11.842633          16,284      1.00%     --          18.43%
      Highest contract charges                      1,723     11.806929          20,340      1.28%     --          18.07%
      Remaining contract charges                    2,882       --               34,056      --        --          --
AGGRESSIVE GROWTH PORTFOLIO
2004  Lowest contract charges                         569     10.774757           6,131      1.12%     --           7.75%
      Highest contract charges                        131     10.686077           1,400      1.96%     --           6.86%
      Remaining contract charges                    6,632       --               71,049      --        --          --

_____________________________________ SA-62 ____________________________________

                                                                                                    INVESTMENT
                                                                UNIT          CONTRACT     EXPENSE    INCOME      TOTAL
                                                  UNITS     FAIR VALUE #   OWNERS' EQUITY  RATIO*    RATIO**    RETURN***
                                                ----------  -------------  --------------  -------  ----------  ---------
GOVERNMENT PORTFOLIO
2004  Lowest contract charges                       1,954    $10.071757     $    19,677      1.17%     --           0.72%
      Highest contract charges                      3,515      9.996370          35,141      1.47%     --          (0.04)%
      Remaining contract charges                    9,025       --               90,415      --        --          --

  * This represents the annualized contract expenses of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying fund portfolios and charges made directly to contract owner accounts through the redemption of units.
 ** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
*** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

  #  Rounded unit values.

Summary of the Account's expense charges, including Mortality and Expense risk charges, Administrative charges, Riders (if applicable) and Annual Maintenance fees assessed. These fees are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Account.

MORTALITY AND EXPENSE RISK CHARGES:

The Company, will make certain deductions ranging from 1.15% to 1.60% of the contract's value for mortality and expense risks undertaken by the Company.

These charges are a reduction in unit values.

ADMINISTRATIVE CHARGES:

The Company, will make certain deductions ranging from 0.15% to 0.20% of the contract's value for administrative services provided by the Company.

These charges are a reduction in unit values.

RIDERS:

The Company will make certain deductions for various Rider charges, such as Optional Death Benefit Charge, Earnings Protection Benefit Charge, Principal First Charge, Principal First Preferred, and MAV/EPB Death Benefit Charge.These deductions range from 0.15% to 0.85%.

These charges are a reduction in unit values.

ANNUAL MAINTENANCE FEE:
An annual maintenance fee in the amount of $30 may be deducted from the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary.These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

These charges are a redemption of units.

_____________________________________ SA-63 ____________________________________

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
    -----------------------------------------------------------------------

To the Board of Directors and Stockholder of Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and its subsidiaries (collectively, the "Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and its subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 of the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004.

Deloitte & Touche LLP
Hartford, Connecticut
February 24, 2005

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                          ------------------------
                                                           2004     2003     2002
                                                          ------------------------
                                                               (In millions)
 REVENUES
   Fee income                                             $2,592   $2,169   $2,079
   Earned premiums and other                                 484      934      574
   Net investment income                                   2,470    1,764    1,572
   Net realized capital gains (losses)                       129        1     (276)
                                                          ------------------------
                                     TOTAL REVENUES        5,675    4,868    3,949
                                                          ------------------------
 BENEFITS, CLAIMS AND EXPENSES
   Benefits, claims and claim adjustment expenses          3,111    2,726    2,275
   Insurance expenses and other                              709      625      650
   Amortization of deferred policy acquisition
    costs and present value of future profits                814      660      531
   Dividends to policyholders                                 29       63       65
                                                          ------------------------
                TOTAL BENEFITS, CLAIMS AND EXPENSES        4,663    4,074    3,521
                                                          ------------------------
   Income before income tax expense and cumulative
    effect of accounting changes                           1,012      794      428
   Income tax expense                                         29      168        2
   Income before cumulative effect of accounting
    changes                                                  983      626      426
   Cumulative effect of accounting changes, net of
    tax                                                      (18)      --       --
                                                          ------------------------
                                         NET INCOME       $  965   $  626   $  426
                                                          ------------------------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                         AS OF DECEMBER 31,
                                                      -------------------------
                                                         2004          2003
                                                      -------------------------
                                                      (In millions, except for
                                                             share data)
 ASSETS
   Investments
   Fixed maturities, available for sale, at fair
    value (amortized cost of $40,479 and $28,511)      $ 42,691      $ 30,085
   Equity securities, available for sale, at fair
    value (cost of $171 and $78)                            179            85
   Equity securities, held for trading, at fair
    value                                                     1            --
   Policy loans, at outstanding balance                   2,617         2,470
   Other investments                                      1,083           639
                                                      -------------------------
                                  TOTAL INVESTMENTS      46,571        33,279
                                                      -------------------------
   Cash                                                     216            96
   Premiums receivable and agents' balances                  20            17
   Reinsurance recoverables                               1,460         1,297
   Deferred policy acquisition costs and present
    value of future profits                               6,453         6,088
   Deferred income taxes                                   (638)         (486)
   Goodwill                                                 186           186
   Other assets                                           1,562         1,238
   Separate account assets                              139,812       130,225
                                                      -------------------------
                                       TOTAL ASSETS    $195,642      $171,940
                                                      -------------------------
 LIABILITIES
   Reserve for future policy benefits                  $  7,244      $  6,518
   Other policyholder funds                              37,493        25,263
   Other liabilities                                      3,844         3,330
   Separate account liabilities                         139,812       130,225
                                                      -------------------------
                                  TOTAL LIABILITIES     188,393       165,336
                                                      -------------------------
 COMMITMENTS AND CONTINGENT LIABILITIES, NOTE 11
 STOCKHOLDER'S EQUITY
   Common stock -- 1,000 shares authorized, issued
    and outstanding, par value $5,690                         6             6
   Capital surplus                                        2,240         2,240
   Accumulated other comprehensive income
     Net unrealized capital gains on securities,
      net of tax                                            940           711
     Foreign currency translation adjustments                (1)           (1)
                                                      -------------------------
       TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME         939           710
                                                      -------------------------
   Retained earnings                                      4,064         3,648
                                                      -------------------------
                         TOTAL STOCKHOLDER'S EQUITY       7,249         6,604
                                                      -------------------------
         TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY    $195,642      $171,940
                                                      -------------------------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                        Accumulated Other
                                                                   Comprehensive Income (Loss)
                                                            ------------------------------------------
                                                                 Net         Net (Loss)
                                                             Unrealized       Gain on
                                                            Capital Gains    Cash Flow       Foreign
                                                             (Losses) on      Hedging       Currency                    Total
                                         Common   Capital    Securities,    Instruments,   Translation   Retained   Stockholder's
                                         Stock    Surplus    Net of Tax      Net of Tax    Adjustments   Earnings      Equity
                                         ----------------------------------------------------------------------------------------
                                                                              (In millions)
 2004
 Balance, December 31, 2003                $6     $2,240       $  728           $ (17)         $(1)       $3,648       $6,604
 Comprehensive income
   Net income                                                                                                965          965
 Other comprehensive income,
  net of tax (1)
   Cumulative effect of
    accounting change                                             292                                                     292
   Net change in unrealized
    capital gains (losses) on
    securities (2)                                                104                                                     104
   Net loss on cash flow
    hedging instruments                                                          (167)                                   (167)
 Total other comprehensive
  income                                                                                                                  229
   Total comprehensive income                                                                                           1,194
 Dividends declared                                                                                         (549)        (549)
                                         ----------------------------------------------------------------------------------------
     BALANCE, DECEMBER 31, 2004            $6     $2,240       $1,124           $(184)         $(1)       $4,064       $7,249
                                         ----------------------------------------------------------------------------------------
 2003
 Balance, December 31, 2002                $6     $2,041       $  463           $ 111          $(1)       $3,197       $5,817
 Comprehensive income
   Net income                                                                                                626          626
 Other comprehensive income,
  net of tax (1)
   Net change in unrealized
    capital gains (losses) on
    securities (2)                                                265                                                     265
   Net loss on cash flow
    hedging instruments                                                          (128)                                   (128)
 Total other comprehensive
  income                                                                                                                  137
   Total comprehensive income                                                                                             763
 Capital contribution from
  parent                                             199                                                                  199
 Dividends declared                                                                                         (175)        (175)
                                         ----------------------------------------------------------------------------------------
     BALANCE, DECEMBER 31, 2003            $6     $2,240       $  728           $ (17)         $(1)       $3,648       $6,604
                                         ----------------------------------------------------------------------------------------
 2002
 Balance, December 31, 2001                $6     $1,806       $  114           $  63          $(2)       $2,771       $4,758
 Comprehensive income
   Net income                                                                                                426          426
 Other comprehensive income,
  net of tax (1)
   Net change in unrealized
    capital gains (losses) on
    securities (2)                                                349                                                     349
   Net gain on cash flow
    hedging instruments                                                            48                                      48
   Cumulative translation
    adjustments                                                                                  1                          1
 Total other comprehensive
  income                                                                                                                  398
   Total comprehensive income                                                                                             824
 Capital contribution from
  parent                                             235                                                                  235
                                         ----------------------------------------------------------------------------------------
     BALANCE, DECEMBER 31, 2002            $6     $2,041       $  463           $ 111          $(1)       $3,197       $5,817
                                         ----------------------------------------------------------------------------------------

(1) Net change in unrealized capital gain on securities is reflected net of tax and other items of $56, $143, and $188 for the years ended December 31, 2004, 2003 and 2002, respectively. Net (loss) gain on cash flow hedging instruments is net of tax (benefit) provision of $(90), $(69) and $26 for the years ended December 31, 2004, 2003 and 2002, respectively. There is no tax effect on cumulative translation adjustments.

(2) There were reclassification adjustments for after-tax gains (losses) realized in net income of $78, and $(170) for the years ended December 31, 2004, and 2002, respectively. There were no reclassification adjustments for after-tax gains (losses) realized in net income for the year ended
    December 31, 2003.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                      ---------------------------
                                                       2004      2003      2002
                                                      ---------------------------
                                                             (In millions)
 OPERATING ACTIVITIES
   Net income                                         $   965   $   626   $   426
   Adjustments to reconcile net income to net cash
    provided by operating activities
   Net realized capital (gains) losses                   (129)       (1)      276
   Cumulative effect of accounting changes, net of
    tax                                                    18        --        --
   Amortization of deferred policy acquisition
    costs and present value of future profits             814       660       531
   Additions to deferred policy acquisition costs
    and present value of future Profits                (1,375)   (1,319)     (987)
   Depreciation and amortization                           43       117        19
   Increase in premiums receivable and agents'
    balances                                               (3)       (2)       (5)
   (Decrease) increase in other liabilities                (7)      299       (61)
   Change in receivables, payables, and accruals         (205)      227         2
   Increase (decrease) in accrued tax                      34       (67)       76
   (Increase) decrease in deferred income tax             (55)       65        23
   Amortization of sales inducements                       30        68        67
   Additions to deferred sales inducements               (141)     (136)     (106)
   Increase in future policy benefits                     726       794       560
   Increase in reinsurance recoverables                   (15)       (1)     (127)
   Decrease (increase) in other assets                     55      (109)      (83)
                                                      ---------------------------
          NET CASH PROVIDED BY OPERATING ACTIVITIES       755     1,221       611
                                                      ---------------------------
 INVESTING ACTIVITIES
   Purchases of investments                           (17,192)  (13,628)  (12,470)
   Sales of investments                                13,306     6,676     5,781
   Maturity and principal paydowns of fixed
    maturity investments                                2,971     3,233     2,266
   Other                                                   --        85        --
                                                      ---------------------------
             NET CASH USED FOR INVESTING ACTIVITIES      (915)   (3,634)   (4,423)
                                                      ---------------------------
 FINANCING ACTIVITIES
   Capital contributions                                   --       199       235
   Dividends paid                                        (549)     (175)       --
   Net receipts from investment and universal
    life-type contracts charged against
    policyholder accounts                                 829     2,406     3,567
                                                      ---------------------------
          NET CASH PROVIDED BY FINANCING ACTIVITIES       280     2,430     3,802
                                                      ---------------------------
   Net increase (decrease) in cash                        120        17       (10)
   Impact of foreign exchange                              --        --         2
   Cash -- beginning of year                               96        79        87
                                                      ---------------------------
   Cash -- end of year                                $   216   $    96   $    79
                                                      ---------------------------
 Supplemental Disclosure of Cash Flow Information:
   Net Cash Paid (received) During the Year for:
   Income taxes                                       $    42   $    35   $    (2)

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)

 -----------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

These Consolidated Financial Statements include Hartford Life Insurance Company and its wholly-owned subsidiaries ("Hartford Life Insurance Company" or the "Company"), Hartford Life and Annuity Insurance Company ("HLAI"), Hartford International Life Reassurance Corporation ("HLRe") and Servus Life Insurance Company, formerly Royal Life Insurance Company of America. The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"). Hartford Life is a direct subsidiary of Hartford Holdings, Inc., a direct subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), the Company's ultimate parent company.

Along with its parent, HLA, the Company is a leading financial services and insurance group which provides (a) investment products, such as individual variable annuities and fixed market value adjusted annuities and retirement plan services for savings and retirement needs; (b) individual life insurance for income protection and estate planning; (c) group benefits products such as group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA, and (d) corporate owned life insurance.

NOTE 2. BASIS OF PRESENTATION AND ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States, which differ materially from the accounting prescribed by various insurance regulatory authorities. All material intercompany transactions and balances between Hartford Life Insurance Company and its subsidiaries and affiliates have been eliminated.

In 2004, the Company sponsored and purchased an investment interest in a synthetic collateralized loan obligation transaction, a variable interest entity ("VIE") for which the Company determined itself to be the primary beneficiary. Accordingly, the assets, liabilities and results of operations of the entity are included in the Company's consolidated financial statements. For further discussion of the synthetic collateralized loan transaction see Note 4.

USE OF ESTIMATES

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining reserves, deferred policy acquisition costs, valuation of investments and evaluation of other-than-temporary impairments, income taxes and contingencies.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year financial information to conform to the current year classifications.

ADOPTION OF NEW ACCOUNTING STANDARDS

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 addresses a wide variety of topics, some of which have a significant impact on the Company. The major provisions of SOP 03-1 require:

- Recognizing expenses for a variety of contracts and contract features, including guaranteed minimum death benefits ("GMDB"), certain death benefits on universal-life type contracts and annuitization options, on an accrual basis versus the previous method of recognition upon payment;

- Reporting and measuring assets and liabilities of certain separate account products as general account assets and liabilities when specified criteria are not met;

- Reporting and measuring the Company's interest in its separate accounts as general account assets based on the insurer's proportionate beneficial interest in the separate account's underlying assets; and

- Capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs ("DAC").

SOP 03-1 was effective for financial statements for fiscal years beginning after December 15, 2003. At the date of initial application, January 1, 2004, the cumulative effect of the adoption of SOP 03-1 on net income and other comprehensive income was comprised of the following individual impacts shown net of income tax benefit of $10:

                                                                                          Other
                                                                                      Comprehensive
        Components of Cumulative Effect of Adoption                  Net Income          Income
                                                                     ------------------------------
Establishing GMDB and other benefit reserves for annuity
 contracts                                                              $(50)             $ --
Reclassifying certain separate accounts to general account                30               294
Other                                                                      2                (2)
                                                                     ------------------------------
TOTAL CUMULATIVE EFFECT OF ADOPTION                                     $(18)             $292
                                                                     ------------------------------

In May 2003, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 establishes standards for classifying and measuring as liabilities certain financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity. Generally, SFAS No. 150 requires liability classification for two broad classes of financial instruments:
(a) instruments that represent, or are indexed to, an obligation to buy back the issuer's shares regardless of whether the instrument is settled on a net-cash or gross-physical basis and (b) obligations that (i) can be settled in shares but derive their value predominately from another underlying instrument or index (e.g. security prices, interest rates, and currency rates), (ii) have a fixed value, or (iii) have a value inversely related to the issuer's shares. Mandatorily redeemable equity and written options requiring the issuer to buyback shares are examples of financial instruments that should be reported as liabilities under this new guidance. SFAS No. 150 specifies accounting only for certain freestanding financial instruments and does not affect whether an embedded derivative must be bifurcated and accounted for separately. SFAS No. 150 was effective for instruments entered into or modified after May 31, 2003 and for all other instruments beginning with the first interim reporting period beginning after June 15, 2003. Adoption of this statement did not have a material impact on the Company's consolidated financial condition or results of operations.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51" ("FIN 46"), which required an enterprise to assess whether consolidation of an entity is appropriate based upon its interests in a variable interest entity. A VIE is an entity in which the equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The initial determination of whether an entity is a VIE shall be made on the date at which an enterprise becomes involved with the entity. An enterprise shall consolidate a VIE if it has a variable interest that will absorb a majority of the VIEs expected losses if they occur, receive a majority of the entity's expected residual returns if they occur or both. FIN 46 was effective immediately for new VIEs established or purchased subsequent to January 31, 2003. For VIEs established or purchased subsequent to January 31, 2003, the adoption of FIN 46 did not have a material impact on the Company's consolidated financial condition or results of operations as there were no material VIEs which required consolidation.

In December 2003, the FASB issued a revised version of FIN 46 ("FIN 46R"), which incorporated a number of modifications and changes made to the original version. FIN 46R replaced the previously issued FIN 46 and, subject to certain special provisions, was effective no later than the end of the first reporting period that ends after December 15, 2003 for entities considered to be special-purpose entities and no later than the end of the first reporting period that ends after March 15, 2004 for all other VIEs. Early adoption was permitted. The Company adopted FIN 46R in the fourth quarter of 2003. The adoption of FIN 46R did not result in the consolidation of any material VIEs.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS No. 123R"), which replaces SFAS No. 123, "Accounting for Stock-Based Compensation" ("SFAS No. 123") and supercedes APB Opinion No. 25, "Accounting for Stock Issued to Employees". SFAS No. 123R requires all companies to recognize compensation costs for share-based payments to employees based on the grant-date fair value of the award for financial statements for reporting periods beginning after June 15, 2005. The pro forma disclosures previously permitted under SFAS No. 123 will no longer be an alternative to financial statement recognition. The transition methods include prospective and retrospective adoption options. The prospective method requires that compensation expense be recorded for all unvested stock-based awards including those granted prior to adoption of the fair value recognition provisions of SFAS No. 123, at the beginning of the first quarter of adoption of SFAS No. 123R, while the retrospective methods would record compensation expense for all unvested stock-based awards beginning with the first period restated. The Hartford will adopt SFAS No. 123R in the third quarter of fiscal 2005 using the prospective method. In January 2003, The Hartford began expensing all stock-based compensation awards granted or modified after January 1, 2003 under the fair value recognition provisions of SFAS No. 123 and therefore, the adoption is not expected to have a material impact on the Company's consolidated financial condition or results of operations.

EITF ISSUE NO. 03-1

In March 2004, the Emerging Issues Task Force ("EITF") reached a final consensus on EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF Issue No. 03-1"). EITF Issue No. 03-1 was effective for periods beginning after June 15, 2004 and adopts a three-step impairment model for securities within its scope. The three-step model must be applied on a security-by-security basis as follows:

Step 1: Determine whether an investment is impaired. An investment is impaired if the fair value of the investment is less than its cost basis.

Step 2: Evaluate whether an impairment is other-than-temporary. For debt securities that cannot be contractually prepaid or otherwise settled in such a way that the investor would not recover substantially all of its cost, an impairment is deemed other-than-temporary if the investor does not have the ability and intent to hold the investment until a forecasted market price recovery or it is probable that the investor will be unable to collect all amounts due according to the contractual terms of the debt security.

Step 3: If the impairment is other-than-temporary, recognize an impairment loss equal to the difference between the investment's cost basis and its fair value.

Subsequent to an other-than-temporary impairment loss, a debt security should be accounted for in accordance with SOP 03-3, "Accounting for Certain Loans and Debt Securities Acquired in a Transfer" ("SOP 03-3"). SOP 03-3 requires that the amount of a security's expected cash flows in excess of the investor's initial cost or amortized cost investment be recognized as interest income on a level-yield basis over the life of the security. EITF Issue No. 03-1 does not replace the impairment guidance for investments accounted for under EITF Issue No. 99-20, "Recognition of Interest Income and Impairments on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF Issue No. 99-20"), however, it requires investors to determine if a security is other-than-temporarily impaired under EITF Issue No. 03-1 if the security is determined not to be other-than-temporarily impaired under EITF Issue No. 99-20.

In September 2004, the FASB staff issued clarifying guidance for comment in FASB Staff Position ("FSP") EITF Issue No. 03-1-a, "Implementation Guidance for the Application of Paragraph 16 of EITF Issue No. 03-1, 'The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments"', ("FSP Issue No. 03-1-a") and subsequently voted to delay the implementation of the impairment measurement and recognition guidance contained in paragraphs 10-20 of EITF Issue No. 03-1 in order to redeliberate certain aspects of the consensus as well as the implementation guidance included in FSP Issue No. 03-1-a. The disclosure requirements including quantitative and qualitative information regarding investments in an unrealized loss position remain effective and are included in Note 4.

The ultimate impact the adoption of EITF Issue No. 03-1 will have on the Company's consolidated financial condition and results of operations is still unknown. Depending on the nature of the ultimate guidance, adoption of the standard could potentially result in the recognition of unrealized losses, including those declines in value that are attributable to interest rate movements, as other-than-temporary impairments, except those deemed to be minor in nature. As of December 31, 2004, the Company had $154 of total gross unrealized losses. The amount of impairments to be recognized, if any, will depend on the final standard, market conditions and management's intent and ability to hold securities with unrealized losses at the time of the impairment evaluation.

STOCK-BASED COMPENSATION

In January 2003, The Hartford adopted the fair value recognition provisions of SFAS No. 123, "Accounting for Stock Issued to Employees", and used the prospective transition method. Under the prospective method, stock-based compensation expense is recognized for awards granted or modified after the beginning of the fiscal year in which the change is made. The Hartford expenses all stock-based compensation awards granted after January 1, 2003. The allocated expense to the Company from The Hartford associated with these awards for the year ended December 31, 2003, was immaterial.

All stock-based compensation awards granted or modified prior to January 1, 2003, will continue to be valued using the intrinsic value-based provisions set forth in Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees". Under the intrinsic value method, compensation expense is determined on the measurement date, which is the first date on which both the number of shares the employee is entitled to receive and the exercise price are known. Compensation expense, if any, is measured based on the award's intrinsic value, which is the excess of the market price of the stock over the exercise price on the measurement date, and is recognized over the award's vesting period. The expense, including non-option plans, related to stock-based employee compensation included in the determination of net income for the years ended December 31, 2004, 2003 and 2002 is less than that which would have been recognized if the fair value method had been applied to all awards granted since the effective date of SFAS No. 123.

INVESTMENTS

Hartford Life Insurance Company's investments in fixed maturities, which include bonds, redeemable preferred stock and commercial paper; and certain equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" as defined in SFAS No. 115, "Accounting for Certain Investments in

Debt and Equity Securities" ("SFAS No. 115"). Accordingly, these securities are carried at fair value with the after-tax difference from amortized cost, as adjusted for the effect of deducting the life and pension policyholders' share of the immediate participation guaranteed contracts and certain life and annuity deferred policy acquisition costs, reflected in stockholders' equity as a component of accumulated other comprehensive income ("AOCI"). Equity investments classified as "trading", as defined in SFAS No. 115, are recorded at fair value with changes in fair value recorded in net investment income. Policy loans are carried at outstanding balance, which approximates fair value. Other investments primarily consist of limited partnership interests, derivatives and mortgage loans. Limited partnerships are accounted for under the equity method and accordingly the Company's share of partnership earnings are included in net investment income. Derivatives are carried at fair value and mortgage loans on real estate are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances, if any.

VALUATION OF FIXED MATURITIES

The fair value for fixed maturity securities is largely determined by one of three primary pricing methods: independent third party pricing service market quotations, independent broker quotations or pricing matrices, which use data provided by external sources. With the exception of short-term securities for which amortized cost is predominantly used to approximate fair value, security pricing is applied using a hierarchy or "waterfall" approach whereby prices are first sought from independent pricing services with the remaining unpriced securities submitted to brokers for prices or lastly priced via a pricing matrix.

Prices from independent pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain of the Company's asset-backed and commercial mortgage-backed securities are priced via broker quotations. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from an independent third party service or an independent broker quotation. The pricing matrix begins with current treasury rates and uses credit spreads and issuer-specific yield adjustments received from an independent third party source to determine the market price for the security. The credit spreads incorporate the issuer's credit rating as assigned by a nationally recognized rating agency and a risk premium, if warranted, due to the issuer's industry and the security's time to maturity. The issuer-specific yield adjustments, which can be positive or negative, are updated twice annually, as of June 30 and December 31, by an independent third-party source and are intended to adjust security prices for issuer-specific factors. The matrix-priced securities at December 31, 2004 and 2003, primarily consisted of non-144A private placements and have an average duration of 4.7 and 4.3, respectively.

The following table identifies the fair value of fixed maturity securities by pricing source as of December 31, 2004 and 2003:

                                                            2004                                    2003
                                            -----------------------------------------------------------------------------
                                                                       Percentage                              Percentage
                                             General Account Fixed      of Total     General Account Fixed      of Total
                                            Maturities at Fair Value   Fair Value   Maturities at Fair Value   Fair Value
                                            -----------------------------------------------------------------------------
Priced via independent market
 quotations                                         $34,429               80.6%             $24,557               81.6%
Priced via broker quotations                          3,074                7.2%               2,037                6.8%
Priced via matrices                                   3,508                8.2%               2,129                7.1%
Priced via other methods                                 61                0.2%                 151                0.5%
Short-term investments [1]                            1,619                3.8%               1,211                4.0%
                                            -----------------------------------------------------------------------------
                          TOTAL [2]                 $42,691              100.0%             $30,085              100.0%
                                            -----------------------------------------------------------------------------

    (1) Short-term investments are primarily valued at amortized cost, which approximates fair value.

    (2) Effective January 1, 2004, guaranteed separate account assets were included with general account assets as a result of adopting SOP 03-1.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties. As such, the estimated fair value of a financial instrument may differ significantly from the amount that could be realized if the security was sold immediately.

OTHER-THAN-TEMPORARY IMPAIRMENTS

One of the significant estimations inherent in the valuation of investments is the evaluation of other-than-temporary impairments. The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition or near term recovery prospects and the effects of changes in interest rates. The Company's accounting policy requires that a decline in the value of a security below its amortized cost basis be assessed to determine if the decline is other-than-temporary. If the security is deemed to be other-than-temporarily impaired, a charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to amortized cost prior to the expected date of sale. The fair value of the other-than-temporarily impaired investment becomes its new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals ("the committee") that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities not subject to EITF Issue No. 99-20 ("non-EITF Issue No. 99-20 securities") that are in an unrealized loss position, are reviewed at least quarterly to determine if an other-than-temporary impairment is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for non-EITF Issue No. 99-20 securities is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost, (b) the financial condition, credit rating and near-term prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery. Non-EITF Issue No. 99-20 securities depressed by twenty percent or more for six months are presumed to be other-than-temporarily impaired unless significant objective verifiable evidence supports that the security price is temporarily depressed and is expected to recover within a reasonable period of time. The evaluation of non-EITF Issue No. 99-20 securities depressed more than ten percent is documented and discussed quarterly by the committee.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), EITF Issue No. 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its carrying amount and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, then an other-than-temporary impairment charge is recognized. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from current estimates. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

Once an impairment charge has been recorded, the Company then continues to review the other-than-temporarily impaired securities for additional other-than-temporary impairments. The ultimate completion of EITF Issue No. 03-1 may impact the Company's current other-than-temporary impairment evaluation process. (For further discussion of EITF Issue No. 03-1, see the Future Adoption of New Accounting Standards section of Note 2.)

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses, after deducting the life and pension policyholders' share and related amortization of deferred policy acquisition costs for certain products, are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses on security transactions associated with the Company's immediate participation guaranteed contracts are recorded and offset by amounts owed to policyholders and were less than $1 for the year ended December 31, 2004 and were $1 for the years ended December 31, 2003 and 2002. Under the terms of the contracts, the net realized capital gains and losses will be credited to policyholders in future years as they are entitled to receive them.

NET INVESTMENT INCOME

Interest income from fixed maturities is recognized when earned on a constant effective yield basis based on estimated principal repayments, if applicable. Prepayment fees are recorded in net investment income when earned. The Company stops recognizing interest income when it does not expect to receive amounts in accordance with the contractual terms of the security. Interest income on these investments is recognized only when interest payments are received.

DERIVATIVE INSTRUMENTS

OVERVIEW

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, price or currency exchange rate volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. (For a further discussion of derivative instruments, see the Derivative Instruments section of Note 4.)

The Company's derivative transactions are permitted uses of derivatives under the derivatives use plan filed and/or approved, as applicable, by the State of Connecticut and the State of New York insurance departments. The Company does not make a market or trade in these instruments for the express purpose of earning short-term trading profits.

Accounting and Financial Statement Presentation of
Derivative Instruments and Hedging Activities

Derivatives are recognized on the balance sheet at fair value. Fair value is based upon either independent market quotations or pricing valuation models which utilize independent third party data as inputs. The derivative contracts are reported as assets or liabilities in other investments and other liabilities, respectively, in the consolidated balance sheets, excluding embedded derivatives and guaranteed minimum withdrawal benefits ("GMWB") reinsurance contracts. Embedded derivatives are recorded in the consolidated balance sheets with the associated host instrument. GMWB reinsurance contract amounts are recorded in reinsurance recoverables in the consolidated balance sheets.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge), (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash-flow" hedge), (3) a foreign-currency, fair value or cash-flow hedge ("foreign-currency" hedge), (4) a hedge of a net investment in a foreign operation or (5) held for other investment and risk management activities, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting.

FAIR-VALUE HEDGES

Changes in the fair value of a derivative that is designated and qualifies as a fair-value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic derivative net coupon settlements are recorded in net investment income.

CASH-FLOW HEDGES

Changes in the fair value of a derivative that is designated and qualifies as a cash-flow hedge are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the consolidated statements of income in which the hedged item is recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in net investment income.

FOREIGN-CURRENCY HEDGES

Changes in the fair value of derivatives that are designated and qualify as foreign-currency hedges are recorded in either current period earnings or AOCI, depending on whether the hedged transaction is a fair-value hedge or a cash-flow hedge, respectively. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in net investment income.

NET INVESTMENT IN A FOREIGN OPERATION HEDGES

Changes in fair-value of a derivative used as a hedge of a net investment in a foreign operation, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within AOCI. Cumulative changes in fair value recorded in AOCI are reclassified into earnings upon the sale or complete or substantially complete liquidation of the foreign entity. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in net investment income.

OTHER INVESTMENT AND RISK MANAGEMENT ACTIVITIES

The Company's other investment and risk management activities primarily relate to strategies used to reduce economic risk or enhance income, and do not receive hedge accounting treatment. Changes in the fair value, including periodic net coupon settlements, of derivative instruments held for other investment and risk management purposes are reported in current period earnings as net realized capital gains and losses.

HEDGE DOCUMENTATION AND EFFECTIVENESS TESTING

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated change in value of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking all derivatives that are designated as fair-value, cash-flow, foreign-currency or net-investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Depending on the hedging strategy, quantitative methods may include the "Change in Variable Cash Flows Method," the "Change in Fair Value Method" and the "Hypothetical Derivative Method". In addition, certain hedging relationships are considered highly effective if the changes in the fair value or discounted cash flows of the hedging instrument are within a ratio of 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. If it is determined that a derivative is no longer highly effective as a hedge, the Company discontinues hedge accounting in the period in which the derivative became ineffective and prospectively, as discussed below under discontinuance of hedge accounting.

DISCONTINUANCE OF HEDGE ACCOUNTING

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative is dedesignated as a hedging instrument, because it is unlikely that a forecasted transaction will occur; or (3) the derivative expires or is sold, terminated, or exercised.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings.

When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued on a cash-flow hedge, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are amortized into earnings when earnings are impacted by the variability of the cash flow of the hedged item.

EMBEDDED DERIVATIVES

The Company purchases financial instruments and issues products, such as GMWB, that contain a derivative instrument that is embedded in the financial instruments or products. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated balance sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

CREDIT RISK

The Company's derivatives counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness, and typically requires credit enhancement/credit risk reducing agreements. By using derivative instruments, the Company is exposed to credit risk, which is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. When the fair value of a derivative contract is positive, this indicates that the counterparty owes the Company, and, therefore, exposes the Company to credit risk. Credit exposures are generally quantified daily, netted by counterparty for each legal entity of the Company, and then collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds exposure policy thresholds. The Company also minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties that are monitored by the Company's internal compliance unit and reviewed frequently by senior management. In addition, the compliance unit monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also maintains a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits the right of offset. In addition, the Company periodically enters into swap agreements in which the Company assumes credit exposure from a single entity, referenced index or asset pool.

PRODUCT DERIVATIVES AND RISK MANAGEMENT

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The GMWB provides the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. However, annual withdrawals that exceed a specific percentage of the premiums paid may reduce the GRB by an amount greater than the withdrawals and may also impact the guaranteed annual withdrawal amount that subsequently applies after the excess annual withdrawals occur. For certain of the withdrawal benefit features, the policyholder also has the option, after a specified time period, to reset the GRB to the then-current account value, if greater. The GMWB represents an embedded derivative in the variable annuity contract that is required to be reported separately from the host variable annuity contract. It is carried at fair value and reported in other policyholder funds. The fair value of the GMWB obligations is calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other best estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates.

In valuing the embedded derivative, the Company attributes to the derivative a portion of the fees collected from the policyholder equal to the present value of future GMWB claims (the "Attributed Fees"). All changes in the fair value of the embedded derivative are recorded in net realized capital gains and losses. The excess of fees collected from the policyholder for the GMWB over the Attributed Fees are associated with the host variable annuity contract and recorded in fee income.

For contracts issued prior to July 2003, the Company has a reinsurance arrangement in place to offset its exposure to the GMWB. This arrangement is recognized as a derivative and carried at fair value in reinsurance recoverables. Changes in the fair value of both the derivative assets and liabilities related to the reinsured GMWB are recorded in net realized capital gains and losses. As of July 2003, the Company had substantially exhausted all of its reinsurance capacity with respect to contracts issued after July 2003. Substantially all new contracts with the GMWB are covered by a reinsurance arrangement with a related party. For further discussion of this arrangement, see Note 15 of Notes to Consolidated Financial Statements.

DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

Policy acquisition costs include commissions and certain other expenses that vary with and are primarily associated with acquiring business. Present value of future profits is an intangible asset recorded upon applying purchase accounting in an acquisition of a life insurance company. Deferred policy acquisition costs and the present value of future profits intangible asset are amortized in the same way. Both are amortized over the estimated life of the contracts acquired, usually 20 years. Within the following discussion, deferred policy acquisition costs and the present value of future profits intangible asset will be referred to as "DAC". At December 31, 2004 and 2003, the carrying value of the Company's DAC was $6.5 billion and $6.1 billion, respectively. For statutory accounting purposes, such costs are expensed as incurred.

DAC related to traditional policies are amortized over the premium-paying period in proportion to the present value of annual expected premium income. DAC related to investment contracts and universal life-type contracts are deferred and amortized using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of estimated gross profits ("EGPs"), arising principally from projected investment, mortality and expense margins and surrender charges. The attributable portion of the DAC amortization is allocated to realized gains and losses on investments. The DAC balance is also adjusted through other comprehensive income by an amount that represents the amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had unrealized gains and losses on investments been realized. Actual gross profits can vary from management's estimates, resulting in increases or decreases in the rate of amortization.

The Company regularly evaluates its EGPs to determine if actual experience or other evidence suggests that earlier estimates should be revised. In the event that the Company were to revise its EGPs, the cumulative DAC amortization would be adjusted to reflect such revised EGPs in the period the revision was determined to be necessary. Several assumptions considered to be significant in the development of EGPs include separate account fund performance, surrender and lapse rates, estimated interest spread and estimated mortality. The separate account fund performance assumption is critical to the development of the EGPs related to the Company's variable annuity and to a lesser extent, variable universal life insurance businesses. The average annual long-term rate of assumed separate account fund performance (before mortality and expense charges) used in estimating gross profits for the variable annuity and variable universal life business was 9% for the years ended December 31, 2004 and 2003. For other products including fixed annuities and other universal life-type contracts, the average assumed investment yield ranged from 5.7% to 7.9% for both years ended December 31, 2004 and 2003.

The Company had developed models to evaluate its DAC asset, which allowed it to run a large number of stochastically determined scenarios of separate account fund performance. These scenarios were then utilized to calculate a statistically significant range of reasonable estimates of EGPs. This range was then compared to the present value of EGPs currently utilized in the DAC amortization model. As of December 31, 2004, the present value of the EGPs utilized in the DAC amortization model fall within a reasonable range of statistically calculated present value of EGPs. As a result, the Company does not believe there is sufficient evidence to suggest that a revision to the EGPs (and therefore, a revision to the DAC) as of December 31, 2004 is necessary; however, if in the future the EGPs utilized in the DAC amortization model were to exceed the margin of the reasonable range of statistically calculated EGPs, a revision could be necessary.

Additionally, the Company continues to perform analyses with respect to the potential impact of a revision to future EGPs. If such a revision to EGPs were deemed necessary, the Company would adjust, as appropriate, all of its assumptions for products accounted for in accordance with Statement of Financial Accounting Standards ("SFAS") No. 97, 'Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments', and reproject its future EGPs based on current account values at the end of the quarter in which a revision is deemed to be necessary.

Aside from absolute levels and timing of market performance assumptions, additional factors that will influence the determination to adjust assumptions include the degree of volatility in separate account fund performance and shifts in asset allocation within the separate account made by policyholders. The overall return generated by the separate account is dependent on several factors, including the relative mix of the underlying sub-accounts among bond funds and equity funds as well as equity sector weightings. The Company's overall separate account fund performance has been reasonably correlated to the overall performance of the S&P 500 Index (which closed at 1,212 on December 31, 2004), although no assurance can be provided that this correlation will continue in the future.

The overall recoverability of the DAC asset is dependent on the future profitability of the business. The Company tests the aggregate recoverability of the DAC asset by comparing the amounts deferred to the present value of total EGPs. In addition, the Company routinely stress tests its DAC asset for recoverability against severe declines in its separate account assets, which could occur if the equity markets experienced another significant sell-off, as the majority of policyholders' funds in the separate accounts is invested in the equity market.

RESERVE FOR FUTURE POLICY BENEFITS AND UNPAID CLAIMS AND CLAIM ADJUSTMENT
EXPENSES

Liabilities for the Company's group life and disability contracts as well its individual term life insurance policies include amounts for unpaid claims and future policy benefits. Liabilities for unpaid claims include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid claims and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company's earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company's actual experience when appropriate. In particular, for the Company's group disability known claim reserves, the morbidity table for the early durations of claim is based exclusively on the Company's experience, incorporating factors such as sex, elimination period and diagnosis. These reserves are computed such that they are expected to meet the Company's future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company's reserve levels and related future operations and, as such, provisions for adverse deviation are built into the long-tailed liability assumptions.

OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE

The Company has classified its fixed and variable annuities, 401(k), certain governmental annuities, private placement life insurance ("PPLI"), variable universal life insurance, universal life insurance and interest sensitive whole life insurance as universal life-type contracts. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date (commonly referred to as the account value), including credited interest, amounts that have been assessed to compensate the Company for services to be performed over future periods, and any amounts previously assessed against policyholders that are refundable on termination of the contract. Certain contracts classified as universal life-type may also include additional death or other insurance benefit features, such as guaranteed minimum death or income benefits offered with variable annuity contracts or no lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the benefits in excess of the projected account value in proportion to the present value of total expected assessments. Excess benefits are accrued as a liability as actual assessments are recorded. Determination of the expected value of excess benefits and assessments are based on a range of scenarios and assumptions including those related to market rates of return and volatility, contract surrender rates and mortality experience.

The Company has classified its institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts, as investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date.

REVENUE RECOGNITION

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for investment and universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances and are recognized in the period in which services are provided. The Company's traditional life and group disability products are classified as long duration contracts, and premiums are recognized as revenue when due from policyholders.

FOREIGN CURRENCY TRANSLATION

Foreign currency translation gains and losses are reflected in stockholder's equity as a component of accumulated other comprehensive income. The Company's foreign subsidiaries' balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. Gains and losses on foreign currency transactions are reflected in earnings. The national currencies of the international operations are their functional currencies.

DIVIDENDS TO POLICYHOLDERS

Policyholder dividends are accrued using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.

Participating life insurance inforce accounted for 5%, 6%, and 6% as of December 31, 2004, 2003 and 2002, respectively, of total life insurance in force. Dividends to policyholders were $29, $63, and $65 for the years ended December 31, 2004, 2003 and 2002, respectively. There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholders, the policyholder's share of net income on those contracts that cannot be distributed is excluded from stockholders' equity by a charge to operations and a credit to a liability.

REINSURANCE

Written premiums, earned premiums and incurred insurance losses and loss adjustment expense all reflect the net effects of assumed and ceded reinsurance transactions. Assumed reinsurance refers to our acceptance of certain insurance risks that other insurance companies have underwritten. Ceded reinsurance means other insurance companies have agreed to share certain risks the Company has underwritten. Reinsurance accounting is followed for assumed and ceded transactions when the risk transfer provisions of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," have been met.

INCOME TAXES

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the future tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

NOTE 3. SEGMENT INFORMATION

The Company has changed its reportable operating segments in 2004 from Investment Products, Individual Life and Corporate Owned Life Insurance ("COLI") to Retail Products ("Retail"), Institutional Solutions ("Institutional") and Individual Life. Retail offers individual variable and fixed annuities, retirement plan products and services to corporations under Section 401(k) plans and other investment products. Institutional primarily offers retirement plan products and services to municipalities under Section 457 plans, other institutional investment products, structured settlements, and private placement life insurance (formerly COLI). Individual Life sells a variety of life insurance products, including variable universal life, universal life, interest sensitive whole life and term life insurance. Hartford Life Insurance Company also includes in an Other category net realized capital gains and losses other than periodic net coupon settlements on non-qualifying derivatives and net realized capital gains and losses related to guaranteed minimum withdrawal benefits; corporate items not directly allocable to any of its reportable operating segments, intersegment eliminations as well as certain group benefit products including group life and group disability insurance that is directly written by the Company and is substantially ceded to its direct parent HLA. Periodic net coupon settlements on non-qualifying derivatives and net realized capital gains are reflected in each applicable segment in net realized capital gains and losses.

The accounting policies of the reportable operating segments are the same as those described in the summary of significant accounting policies in Note 2. The Company evaluates performance of its segments based on revenues, net income and the segment's return on allocated capital. The Company charges direct operating expenses to the appropriate segment and allocates the majority of indirect expenses to the segments based on an intercompany expense arrangement. Intersegment revenues primarily occur between the Other category and the operating segments. These amounts primarily include interest income on allocated surplus, interest charges on excess separate account surplus, the allocation of net realized capital gains and losses and the allocation of credit risk charges. Each operating segment is allocated corporate surplus as needed to support its business. Portfolio management is a corporate function and net realized capital gains and losses on invested assets are recognized in the Other category. Those net realized capital gains and losses that are interest rate related are subsequently allocated back to the operating segments in future periods, with interest, over the average estimated duration of the operating segment's investment portfolios, through an adjustment to each respective operating segment's net investment income, with an offsetting adjustment in the Other category. Credit related net capital losses are retained by the Other category. However, in exchange for retaining credit related losses, the Other category charges each operating segment a "credit-risk" fee through net investment income. The "credit-risk" fee covers fixed income assets included in each operating segment's general account and guaranteed separate accounts. The "credit-risk" fee is based upon historical default rates in the corporate bond market, the Company's actual default experience and estimates of future losses. The Company's revenues are primarily derived from customers within the United States. The Company's long-lived assets primarily consist of deferred policy acquisition costs and deferred tax assets from within the United States. The following tables present summarized financial information concerning the Company's segments.

                                                                          For the years ended
                                                                              December 31,
                                                                     ------------------------------
                                                                      2004        2003        2002
                                                                     ------------------------------
TOTAL REVENUES
  Retail Products Group
    Individual Annuities                                             $2,481      $1,656      $1,451
    Other                                                               145         118         105
      Total Retail Products Group                                     2,626       1,774       1,556
  Institutional Solutions Group                                       1,820       2,082       1,730
  Individual Life                                                       957         893         858
  Other                                                                 272         119        (195)
                                                                     ------------------------------
                                              TOTAL REVENUES         $5,675      $4,868      $3,949
                                                                     ------------------------------
NET INVESTMENT INCOME
  Retail Products Group                                              $1,079      $  493      $  367
  Institutional Solutions Group                                       1,044         976         958
  Individual Life                                                       267         222         224
  Other                                                                  80          73          23
                                                                     ------------------------------
                                 TOTAL NET INVESTMENT INCOME         $2,470      $1,764      $1,572
                                                                     ------------------------------
AMORTIZATION OF DAC
  Retail Products Group                                              $  608      $  462      $  377
  Institutional Solutions Group                                          37          33           8
  Individual Life                                                       169         165         146
                                                                     ------------------------------
                                   TOTAL AMORTIZATION OF DAC            814         660         531
                                                                     ------------------------------
INCOME TAX EXPENSE (BENEFIT)
  Retail Products Group                                              $   43      $   30      $   55
  Institutional Solutions Group                                          40          57          46
  Individual Life                                                        69          64          59
  Other                                                                (123)         17        (158)
                                                                     ------------------------------
                                    TOTAL INCOME TAX EXPENSE         $   29      $  168      $    2
                                                                     ------------------------------
NET INCOME (LOSS)
  Retail Products Group                                              $  392      $  341      $  280
  Institutional Solutions Group                                         105         119          94
  Individual Life                                                       141         134         116
  Other                                                                 327          32         (64)
                                                                     ------------------------------
                                            TOTAL NET INCOME         $  965      $  626      $  426
                                                                     ------------------------------

[1] The Company includes tax benefits reflecting the impact of audit settlements of $191, $0, and $76 for the years ended December 31, 2004, 2003, and 2002, respectively.

                                                                          December 31,
                                                                     ----------------------
                                                                       2004          2003
                                                                     ----------------------
ASSETS
  Retail Products Group                                              $121,255      $106,058
  Institutional Solutions Group                                        57,983        51,212
  Individual Life                                                      11,425        10,555
  Other                                                                 4,979         4,115
                                                                     ----------------------
                                                TOTAL ASSETS         $195,642      $171,940
                                                                     ----------------------
DAC
  Retail Products Group                                              $  4,474      $  4,271
  Institutional Solutions Group                                           159           106
  Individual Life                                                       1,809         1,689
  Other                                                                    11            22
                                                                     ----------------------
                                                   TOTAL DAC         $  6,453      $  6,088
                                                                     ----------------------
RESERVE FOR FUTURE POLICY BENEFITS
  Retail Products Group                                              $    732      $    495
  Institutional Solutions Group                                         4,845         4,356
  Individual Life                                                         538           533
  Other                                                                 1,129         1,134
                                                                     ----------------------
                    TOTAL RESERVE FOR FUTURE POLICY BENEFITS         $  7,244      $  6,518
                                                                     ----------------------
OTHER POLICYHOLDER FUNDS
  Retail Products Group                                              $ 19,395      $  9,777
  Institutional Solutions Group                                        13,447        12,059
  Individual Life                                                       4,150         3,428
  Other                                                                   501            (1)
                                                                     ----------------------
                              TOTAL OTHER POLICYHOLDER FUNDS         $ 37,493      $ 25,263
                                                                     ----------------------

NOTE 4. INVESTMENTS AND DERIVATIVE INSTRUMENTS

                                                                          For the years ended
                                                                              December 31,
                                                                     ------------------------------
                                                                      2004        2003        2002
                                                                     ------------------------------
COMPONENTS OF NET INVESTMENT INCOME
Fixed maturities                                                     $2,122      $1,425      $1,235
Policy loans                                                            183         207         251
Other investments                                                       195         152         103
Gross investment income                                               2,500       1,784       1,589
Less: Investment expenses                                                30          20          17
                                                                     ------------------------------
                                       NET INVESTMENT INCOME         $2,470      $1,764      $1,572
                                                                     ------------------------------

COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
Fixed maturities                                                     $  168      $   (6)     $ (285)
Equity securities                                                         7          (7)         (4)
Periodic net coupon settlements on non-qualifying
 derivatives                                                              4          29          13
Other [1]                                                               (50)        (16)         (1)
Change in liability to policyholders for net realized
 capital gains                                                           --           1           1
                                                                     ------------------------------
                         NET REALIZED CAPITAL GAINS (LOSSES)         $  129      $    1      $ (276)

[1] Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivate instruments, as well as, the amortization of deferred acquisition costs.

COMPONENTS OF UNREALIZED GAINS (LOSSES) ON
 AVAILABLE-FOR-SALE EQUITY SECURITIES
Gross unrealized gains                                               $   11      $   11      $    2
Gross unrealized losses                                                  (3)         (4)        (19)
                                                                     ------------------------------
Net unrealized gains (losses)                                             8           7         (17)
Deferred income taxes and other items                                     3           2          (6)
                                                                     ------------------------------
Net unrealized gains (losses), net of tax                                 5           5         (11)
Balance -- beginning of year                                              5         (11)         (6)
                                                                     ------------------------------
    CHANGE IN UNREALIZED GAINS (LOSSES) ON EQUITY SECURITIES         $   --      $   16      $   (5)
                                                                     ------------------------------

                                                                          For the years ended
                                                                              December 31,
                                                                     ------------------------------
                                                                      2004        2003        2002
                                                                     ------------------------------
COMPONENTS OF UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES
Gross unrealized gains                                               $2,363      $1,715      $1,389
Gross unrealized losses                                                (151)       (141)       (278)
Net unrealized gains credited to policyholders                          (20)        (63)        (58)
                                                                     ------------------------------
Net unrealized gains                                                  2,192       1,511       1,053
Deferred income taxes and other items                                 1,073         788         579
                                                                     ------------------------------
Net unrealized gains, net of tax                                      1,119         723         474
Balance -- beginning of year                                            723         474         120
                                                                     ------------------------------
     CHANGE IN UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES         $  396      $  249      $  354
                                                                     ------------------------------

COMPONENTS OF FIXED MATURITY INVESTMENTS

                                                                           As of December 31, 2004
                                                    ----------------------------------------------------------------------
                                                    Amortized           Gross                  Gross
                                                      Cost         Unrealized Gains      Unrealized Losses      Fair Value
                                                    ----------------------------------------------------------------------
BONDS AND NOTES
  Asset-backed securities ("ABS")                    $ 5,881            $   72                 $ (61)            $ 5,892
  Collateralized mortgage obligations
   ("CMOs")
   Agency backed                                         834                 9                    (3)                840
  Non-agency backed                                       48                --                    --                  48
Commercial mortgage-backed securities
 ("CMBS")
  Agency backed                                           54                --                    --                  54
  Non-agency backed                                    7,336               329                   (17)              7,648
  Corporate                                           21,066             1,826                   (57)             22,835
Government/Government agencies
  Foreign                                                649                60                    (2)                707
  United States                                          774                19                    (4)                789
  Mortgage-backed securities ("MBS") --
   U.S. Government/Government agencies                 1,542                18                    (2)              1,558
  States, municipalities and political
   subdivisions                                          675                30                    (5)                700
  Redeemable preferred stock                               1                --                    --                   1
Short-term investments                                 1,619                --                    --               1,619
                                                    ----------------------------------------------------------------------
                     TOTAL FIXED MATURITIES          $40,479            $2,363                 $(151)            $42,691
                                                    ----------------------------------------------------------------------

                                                                           As of December 31, 2003
                                                    ----------------------------------------------------------------------
                                                    Amortized           Gross                  Gross
                                                      Cost         Unrealized Gains      Unrealized Losses      Fair Value
                                                    ----------------------------------------------------------------------
BONDS AND NOTES
  Asset-backed securities ("ABS")                    $ 3,777            $   91                 $ (67)            $ 3,801
  Collateralized mortgage obligations
   ("CMOs")
   Agency backed                                         508                 8                    (2)                514
  Non-agency backed                                       19                --                    --                  19
Commercial mortgage-backed securities
 ("CMBS")
  Agency backed                                           28                --                    --                  28
  Non-agency backed                                    4,853               248                   (14)              5,087
  Corporate                                           15,003             1,273                   (46)             16,230
Government/Government agencies
  Foreign                                                641                55                    (1)                695
  United States                                          641                 8                    (2)                647
  Mortgage-backed securities ("MBS") --
   U.S. Government/Government agencies                 1,523                25                    (2)              1,546
  States, municipalities and political
   subdivisions                                          307                 6                    (7)                306
  Redeemable preferred stock                               1                --                    --                   1
Short-term investments                                 1,210                 1                    --               1,211
                                                    ----------------------------------------------------------------------
                     TOTAL FIXED MATURITIES          $28,511            $1,715                 $(141)            $30,085
                                                    ----------------------------------------------------------------------

Included in the fair value of total fixed maturities as of December 31, 2004 are $11.7 billion of guaranteed separate account assets. Guaranteed separate account assets were reclassified to the general account on January 1, 2004 as a result of the adoption of SOP 03-1. (For further discussion, see the Adoption of New Accounting Standards section of Note 2.)

The amortized cost and estimated fair value of fixed maturity investments at December 31, 2004 by contractual maturity year are shown below. Estimated maturities may differ from contractual maturities due to call or prepayment provisions. Asset-backed securities, including MBS and CMOs, are distributed to maturity year based on the Company's estimates of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates.

                                                      Amortized Cost       Fair Value
                                                      -------------------------------
MATURITY
One year or less                                         $ 4,509            $ 4,538
Over one year through five years                          12,977             13,558
Over five years through ten years                         11,743             12,395
Over ten years                                            11,250             12,200
                                                      -------------------------------
                                        TOTAL            $40,479            $42,691
                                                      -------------------------------

NON-INCOME PRODUCING INVESTMENTS
Investments that were non-income producing as of December 31, are as follows:

                                                  2004                     2003
                                         -----------------------------------------------
                                         Amortized                Amortized
                                           Cost      Fair Value     Cost      Fair Value
                                         -----------------------------------------------
SECURITY TYPE
ABS                                         $ 6         $ 5          $ 2         $ 4
CMOs                                          1           1           --          --
Corporate                                     4           7           12          30
                                         -----------------------------------------------
                           TOTAL            $11         $13          $14         $34
                                         -----------------------------------------------

For 2004, 2003 and 2002, net investment income was $11, $17 and $13, respectively, lower than it would have been if interest on non-accrual securities had been recognized in accordance with the original terms of these investments.

SALES OF FIXED MATURITY AND EQUITY SECURITY INVESTMENTS

                                                           For the years ended
                                                              December 31,
                                                     -------------------------------
                                                      2004         2003        2002
                                                     -------------------------------
SALE OF FIXED MATURITIES
Sale proceeds                                        $13,022      $6,205      $5,617
Gross gains                                              311         196         117
Gross losses                                            (125)        (71)        (60)
SALE OF AVAILABLE-FOR-SALE EQUITY SECURITIES
Sale proceeds                                        $    75      $  107      $   11
Gross gains                                               12           4          --
Gross losses                                              (5)         (3)         (3)
                                                     -------------------------------

CONCENTRATION OF CREDIT RISK

The Company is not exposed to any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity other than certain U.S. government and government agencies.

SECURITY UNREALIZED LOSS AGING

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. (For further discussion regarding the Company's other-than-temporary impairment policy, see the Investments section of Note 2.) Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities for a period of time sufficient to allow for any anticipated recovery in market value, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2004 and 2003.

The following table presents amortized cost, fair value and unrealized losses for the Company's fixed maturity and available-for-sale equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004.

                                                                            2004
                                              -----------------------------------------------------------------
                                              -----------------------------------------------------------------
                                                    Less Than 12 Months                12 Months or More
                                              -----------------------------------------------------------------
                                              Amortized    Fair    Unrealized   Amortized    Fair    Unrealized
                                                Cost      Value      Losses       Cost      Value      Losses
                                              -----------------------------------------------------------------
                                              -----------------------------------------------------------------
ABS                                            $1,112     $1,102      $(10)      $  343     $  292      $(51)
CMOs
  Agency backed                                   494        491        (3)           2          2        --
  Non-agency backed                                40         40        --           --         --        --
CMBS
  Agency backed                                    19         19        --           --         --        --
  Non-agency backed                             1,563      1,548       (15)          73         71        (2)
Corporate                                       2,685      2,652       (33)         657        633       (24)
Government/Government agencies
  Foreign                                         116        115        (1)          27         26        (1)
  United States                                   445        442        (3)           7          6        (1)
MBS -- U.S. Government/Government
 agencies                                         398        396        (2)          24         24        --
States, municipalities and political
 subdivisions                                     163        158        (5)           2          2        --
Short-term investments                             11         11        --           --         --        --
                                              -----------------------------------------------------------------
               TOTAL FIXED MATURITIES           7,046      6,974       (72)       1,135      1,056       (79)
Common stock                                       --         --        --            1          1        --
Nonredeemable preferred stock                      19         19        --           39         36        (3)
                                              -----------------------------------------------------------------
                         TOTAL EQUITY              19         19        --           40         37        (3)
                                              -----------------------------------------------------------------
TOTAL TEMPORARILY IMPAIRED SECURITIES          $7,065     $6,993      $(72)      $1,175     $1,093      $(82)
                                              -----------------------------------------------------------------

                                                                                  Total
                                                                     -------------------------------
                                                                     Amortized    Fair    Unrealized
                                                                       Cost      Value      Losses
                                                                     -------------------------------
ABS                                                                   $1,455     $1,394     $ (61)
CMOs
  Agency backed                                                          496        493        (3)
  Non-agency backed                                                       40         40        --
CMBS
  Agency backed                                                           19         19        --
  Non-agency backed                                                    1,636      1,619       (17)
Corporate                                                              3,342      3,285       (57)
Government/Government agencies
  Foreign                                                                143        141        (2)
  United States                                                          452        448        (4)
MBS -- U.S. Government/Government agencies                               422        420        (2)
States, municipalities and political subdivisions                        165        160        (5)
Short-term investments                                                    11         11        --
                                                                     -------------------------------
                                      TOTAL FIXED MATURITIES           8,181      8,030      (151)
Common stock                                                               1          1        --
Nonredeemable preferred stock                                             58         55        (3)
                                                                     -------------------------------
                                                TOTAL EQUITY              59         56        (3)
                                                                     -------------------------------
                       TOTAL TEMPORARILY IMPAIRED SECURITIES          $8,240     $8,086     $(154)
                                                                     -------------------------------

As of December 31, 2004, fixed maturities represented approximately 98% of the Company's total unrealized loss amount, which was comprised of approximately 1,200 different securities. The Company held no securities as of December 31, 2004 that were in an unrealized loss position in excess of $11. There were no fixed maturities or equity securities as of December 31, 2004, with a fair value less than 80% of the security's amortized cost for six continuous months other than certain ABS and CMBS. Other-than-temporary impairments for certain ABS and CMBS are recognized if the fair value of the security, as determined by external pricing sources, is less than its carrying amount and there has been a decrease in the present value of the expected cash flows since the last reporting period. Based on management's best estimate of future cash flows, there were no such ABS and CMBS in an unrealized loss position as of December 31, 2004 that were deemed to be other-than-temporarily impaired.

Securities in an unrealized loss position for less than twelve months were comprised of over 1,000 securities of which 88%, or $63, were comprised of securities with fair value to amortized cost ratios at or greater than 90%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

The securities depressed for twelve months or more as of December 31, 2004 were comprised of approximately 165 securities, with the majority of the unrealized loss amount relating to ABS and corporate fixed maturities within the financial services sector. A description of these events contributing to the security types' unrealized loss position and the factors considered in determining that recording an other-than-temporary impairment was not warranted are outlined below.

ABS -- ABS represents $51 of the securities in an unrealized loss position for twelve months or more. These securities were primarily supported by aircraft lease receivables that had suffered a decrease in value in recent years as a result of a prolonged decline in airline travel, the uncertainty of a potential industry recovery and lack of market liquidity in this sector. Although uncertainty surrounding the stability of domestic airlines continues to weigh heavily on this sector, worldwide travel and aircraft demand appears to be improving, resulting in a modest increase in market prices and greater liquidity in this sector during 2004. As of December 31, 2004, the estimated future cash flows for these securities indicated full recovery and as a result, based on management's intent and ability to hold these securities, the prices of these securities were deemed to be temporarily depressed.

FINANCIAL SERVICES -- Financial services represents approximately $12 of the securities in an unrealized loss position for twelve months or more. These securities are investment grade securities priced at or greater than 90% of amortized cost. As of December 31, 2004, the financial services twelve months or more unrealized loss amount primarily related to variable rate securities with extended maturity dates, which have been adversely impacted by the reduction in forward interest rates after the purchase date, resulting in lower expected cash flows. Unrealized losses for these securities have declined during the year as interest rates have risen. Additional changes in fair value of these securities are primarily dependent on future changes in forward interest rates. The majority of these variable rate securities are currently hedged with interest rate swaps, which convert the variable rate earned on the securities to a fixed amount. The swaps generally receive cash flow hedge accounting treatment and are currently in an unrealized gain position.

The remaining balance of $19 in the twelve months or more unrealized loss category is comprised of approximately 90 securities, substantially all of which were depressed only a minor extent with fair value to amortized cost ratios at or greater than 90% as of December 31, 2004. The decline in market value for these securities is primarily attributable to changes in interest rates.

The following table presents the Company's unrealized loss, fair value and amortized cost for fixed maturity and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003.

                                                                              2003
                                                ----------------------------------------------------------------
                                                ----------------------------------------------------------------
                                                      Less Than 12 Months               12 Months or More
                                                ----------------------------------------------------------------
                                                Amortized    Fair    Unrealized   Amortized   Fair    Unrealized
                                                  Cost      Value      Losses       Cost      Value     Losses
                                                ----------------------------------------------------------------
ABS                                              $  238     $  235      $ (3)       $ 85      $ 84       $ (1)
CMOs
  Agency backed                                     206        204        (2)          1         1         --
  Non-agency backed                                   3          3        --          --        --         --
CMBS
  Non-agency backed                                 527        521        (6)         57        57         --
  Corporate                                       1,296      1,266       (30)        347       331        (16)
Government/Government agencies
  Foreign                                            26         25        (1)         --        --         --
  United States                                     235        233        (2)         --        --         --
MBS -- U.S. Government/Government
 agencies                                           166        164        (2)         --        --         --
States, municipalities and political
 subdivisions                                       160        153        (7)         --        --         --
                                                ----------------------------------------------------------------
                 TOTAL FIXED MATURITIES           2,857      2,804       (53)        490       473        (17)
Common stock                                          2          2        --           3         3         --
Nonredeemable preferred stock                        39         35        (4)         --        --         --
                                                ----------------------------------------------------------------
Total equity                                         41         37        (4)          3         3         --
                                                ----------------------------------------------------------------
             TOTAL TEMPORARILY IMPAIRED
                        SECURITIES [1]           $2,898     $2,841      $(57)       $493      $476       $(17)
                                                ----------------------------------------------------------------

                                                                                  Total
                                                                     -------------------------------
                                                                     Amortized    Fair    Unrealized
                                                                       Cost      Value      Losses
                                                                     -------------------------------
ABS                                                                   $  323     $  319      $ (4)
CMOs
  Agency backed                                                          207        205        (2)
  Non-agency backed                                                        3          3        --
CMBS
  Non-agency backed                                                      584        578        (6)
  Corporate                                                            1,643      1,597       (46)
Government/Government agencies
  Foreign                                                                 26         25        (1)
  United States                                                          235        233        (2)
MBS -- U.S. Government/Government agencies                               166        164        (2)
States, municipalities and political subdivisions                        160        153        (7)
                                                                     -------------------------------
                                      TOTAL FIXED MATURITIES           3,347      3,277       (70)
Common stock                                                               5          5        --
Nonredeemable preferred stock                                             39         35        (4)
                                                                     -------------------------------
Total equity                                                              44         40        (4)
                                                                     -------------------------------
                  TOTAL TEMPORARILY IMPAIRED SECURITIES (1)           $3,391     $3,317      $(74)
                                                                     -------------------------------

[1] Excludes securities subject to EITF Issue No. 99-20 and guaranteed separate account assets.

There were no fixed maturities or equity securities as of December 31, 2003, with a fair value less than 80% of the security's amortized cost for six continuous months. As of December 31, 2003, fixed maturities represented approximately 95% of the Company's unrealized loss amount, which was comprised of approximately 425 different securities. As of December 31, 2003, the Company held no securities presented in the table above that were at an unrealized loss position in excess of $4.2.

The majority of the securities in an unrealized loss position for less than twelve months were depressed due to the rise in long-term interest rates. This group of securities was comprised of approximately 375 securities. Of the less than twelve months total unrealized loss amount $48, or 84%, was comprised of securities with fair value to amortized cost ratios as of December 31, 2003 at or greater than 90%. As of December 31, 2003, $47 of the less than twelve months total unrealized loss amount was comprised of securities in an unrealized loss position for less than six continuous months.

The securities depressed for twelve months or more were comprised of less than 100 securities. Of the twelve months or more unrealized loss amount $15, or 88%, was comprised of securities with fair value to amortized cost ratios as of December 31, 2003 at or greater than 90%.

As of December 31, 2003, the securities in an unrealized loss position for twelve months or more were primarily interest rate related. The sector in the greatest gross unrealized loss position in the table above was financial services, which is included within the corporate category above. A description of the events contributing to the security type's unrealized loss position and the factors considered in determining that recording an other-than-temporary impairment was not warranted are outlined below.

FINANCIAL SERVICES -- Financial services represents approximately $10 of the securities in an unrealized loss position for twelve months or more. All of these positions were priced at or greater than 80% of amortized cost as of December 31, 2003. The financial services securities in an unrealized loss position are primarily investment grade variable rate securities with extended maturity dates, which have been adversely impacted by the reduction in forward interest rates after the purchase date, resulting in lower expected cash flows. Unrealized loss amounts for these securities declined during 2003 as interest rates increased. Additional changes in fair value of these securities are primarily dependent on future changes in forward interest rates. A substantial percentage of these securities are currently hedged with interest rate swaps, which convert the variable rate earned on the securities to a fixed amount. The swaps generally receive cash flow hedge accounting treatment and are currently in an unrealized gain position.

The remaining balance of $7 in the twelve months or more unrealized loss category is comprised of approximately 50 securities with fair value to amortized cost ratios at or greater than 80%.

INVESTMENT MANAGEMENT ACTIVITIES

During 2004, Hartford Investment Management Company issued one and began serving as the collateral asset manager for an additional synthetic collateralized loan obligation ("CLO"), both of which the Company has an investment in. The synthetic CLOs invest in senior secured bank loans through total return swaps ("referenced bank loan portfolios"). The notional value of the referenced bank loan portfolios from the two synthetic CLOs as of December 31, 2004 was approximately $700. The synthetic CLOs issued approximately $135 of notes and preferred shares ("CLO issuances"), approximately $120 of which was to third party investors. The proceeds from the CLO issuances were invested in collateral accounts consisting of high credit quality securities that were pledged to the referenced bank loan portfolios' swap counterparties. Investors in the CLO issuances receive the net proceeds from the referenced bank loan portfolios. Any principal losses incurred by the swap counterparties associated with the referenced bank loan portfolios are borne by the CLO issuances investors through the total return swaps.

Pursuant to the requirements of FIN 46R, the Company has concluded that the two synthetic CLOs are VIEs and that the Company is the primary beneficiary and must consolidate the CLO issued in 2004. Accordingly, the Company has recorded in the consolidated balance sheets $65 of cash and invested assets, total return swaps with a fair value of $3 in other assets, which reference a bank loan portfolio with a maximum notional of $400, and $52 in other liabilities related to the CLO issuances. The total return from the referenced bank loan portfolio of $3 was received via the total return swap and recorded in realized capital gains and losses. Income from the fixed maturity collateral account and CLO issuance investor payments were recorded in net investment income in the consolidated statements of income. The Company's investment in the consolidated synthetic CLO issuance is $14, which is its maximum exposure to loss. In addition, the Company has a $2 preferred share investment in the non-consolidated synthetic CLO issuance, which is its maximum exposure to loss. The investors in the two synthetic CLO issuances have recourse only to the VIE assets and not to the general credit of the Company.

DERIVATIVE INSTRUMENTS

Derivative instruments are recorded at fair value and presented in the consolidated balance sheets as of December 31, as follows:

                                                 Asset Values         Liability Values
                                                ---------------------------------------
                                                2004       2003       2004        2003
                                                ---------------------------------------
Other investments                               $ 42       $116       $ --        $ --
Reinsurance recoverables                          --         --        129         115
Other policyholder funds and benefits
  payable                                        129        115         --          --
Fixed maturities                                   4          7         --          --
Other liabilities                                 --         --        449         186
                                                ---------------------------------------
                                    TOTAL       $175       $238       $578        $301
                                                ---------------------------------------

The following table summarizes the primary derivative instruments used by the Company and the hedging strategies to which they relate. Derivatives in the Company's separate accounts are not included because the associated gains and losses accrue directly to policyholders. The notional value of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value amounts of derivative assets and liabilities are presented on a net basis as of December 31.

                                                                      Notional Amount          Fair Value
                                                                   --------------------------------------------
HEDGING STRATEGY                                                     2004        2003        2004       2003
                                                                   --------------------------------------------
CASH-FLOW HEDGES

Interest rate swaps
  Interest rate swaps are primarily used to convert interest receipts on floating-rate fixed maturity investments to fixed rates. These derivatives are predominantly used to better match cash receipts from assets with cash disbursements required to fund liabilities. The Company also enters into forward starting swap agreements to hedge the interest rate exposure on anticipated fixed-rate asset purchases due to changes in the benchmark interest rate London-Interbank Offered Rate
  ('LIBOR'). These derivatives were structured to hedge interest rate exposure inherent in the assumptions used to price primarily certain long-term disability products.

  Interest rate swaps are also used to hedge a portion of the
  Company's floating rate guaranteed investment contracts. These derivatives convert the floating rate guaranteed investment contract payments to a fixed rate to better match the cash
  receipts earned from the supporting investment portfolio.         $ 4,944    $ 1,889      $  40      $   98

Foreign currency swaps
  Foreign currency swaps are used to convert foreign denominated cash flows associated with certain foreign denominated fixed maturity investments to U.S. dollars. The foreign fixed
  maturities are primarily denominated in euros and are swapped to minimize cash flow fluctuations due to changes in currency
  rates.                                                              1,311        703       (421)       (147)

FAIR-VALUE HEDGES

Interest rate swaps
  A portion of the Company's fixed debt is hedged against increases in LIBOR, the designated benchmark interest rate.

  In addition, interest rate swaps are used to hedge the changes in fair value of certain fixed rate liabilities due to changes
  in LIBOR.                                                             201        112         (5)         (5)

Interest rate caps and floors
  Interest rate caps and floors are used to offset the changes in fair value related to corresponding interest rate caps and floors that exist in certain of the Company's variable-rate
  fixed maturity investments.                                           148         51         (1)         (1)

                                                                      Notional Amount          Fair Value
                                                                   --------------------------------------------
HEDGING STRATEGY                                                     2004        2003        2004       2003
                                                                   --------------------------------------------
OTHER INVESTMENT AND RISK MANAGEMENT ACTIVITIES

Interest rate caps and swaption contracts
  The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company's loss in a rising interest rate environment. The increase in yield from the cap and swaption contract in a rising interest rate environment may be used to raise credited rates, thereby increasing the Company's competitiveness and reducing the policyholder's incentive to surrender. These derivatives are also used to reduce the duration risk in certain investment portfolios. These derivative instruments are structured to hedge the durations of fixed maturity investments to match certain products in accordance with the Company's asset and liability management policy.

  The Company also uses an interest rate cap as an economic hedge of the interest rate risk related to fixed rate debt. In a rising interest rate environment, the cap will limit the net
  interest expense on the hedged fixed rate debt.                   $ 1,466    $ 1,466      $   2      $   11

Interest rate swaps
  The Company enters into interest rates swaps to terminate
  existing swaps in hedging relationships, and thereby offsetting the changes in value in the original swap. In addition, the
  Company uses interest rate swaps to manage duration risk
  between assets and liabilities.                                     1,441      1,702          7          29

Foreign currency swaps, forwards and put and call options
  The Company enters into foreign currency swaps and forwards and purchases foreign put options and writes foreign call options to hedge the foreign currency exposures in certain of its foreign fixed maturity investments. Currency options were closed in January 2003 for a loss of $3, after-tax.

  The Company also enters into pay fixed U.S. dollar receive fixed yen zero coupon swaps and forwards to mitigate the
  foreign currency exposure associated with the yen denominated individual fixed annuity product. In addition, forward settling fixed maturity investments are traded to manage duration and
  foreign currency risk associated with this product.                   923        104        (64)        (31)

                                                                      Notional Amount          Fair Value
                                                                   --------------------------------------------
HEDGING STRATEGY                                                     2004        2003        2004       2003
                                                                   --------------------------------------------
Credit default and total return swaps
  The Company enters into swap agreements in which the Company assumes credit exposure from an individual entity, referenced index or asset pool. The Company assumes credit exposure to individual entities through credit default swaps. These
  contracts entitle the company to receive a periodic fee in exchange for an obligation to compensate the derivative
  counterparty should a credit event occur on the part of the referenced security issuer. Credit events typically include failure on the part of the referenced security issuer to make a fixed dollar amount of contractual interest or principal
  payments or bankruptcy. The maximum potential future exposure to the Company is the notional value of the swap contracts,
  $193 and $49, after-tax, as of December 31, 2004 and 2003, respectively.

  The Company also assumes exposure to the change in value of indices or asset pools through total return swaps. As of December 31, 2004 and 2003, the maximum potential future exposure to the Company from such contracts is $458 and $130, after-tax, respectively.

  The Company enters into credit default swaps agreements, in which the Company pays a derivative counterparty a periodic fee in exchange for compensation from the counterparty should a credit event occur on the part of the referenced security
  issuer. The Company entered into these agreements as an
  efficient means to reduce credit exposure to specified issuers.   $ 1,418    $   275      $   6      $  (18)

Options
  The Company writes option contracts for a premium to monetize the option embedded in certain of its fixed maturity
  investments. The written option grants the holder the ability to call the bond at a predetermined strike value. The maximum potential future economic exposure is represented by the then fair value of the bond in excess of the strike value, which is expected to be entirely offset by the appreciation in the value
  of the embedded long option.                                           95        276          1           1

Product derivatives
  The Company offers certain variable annuity products with a
  GMWB rider. The GMWB is an embedded derivative that provides the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. The policyholder also has the
  option, after a specified time period, to reset the GRB to the then-current account value, if greater. (For a further
  discussion, see the Derivative Instruments section of Note 2).
  The notional value of the embedded derivative is the GRB
  balance.                                                           25,433     14,961        129         115

Reinsurance contracts
  Reinsurance arrangements are used to offset the Company's
  exposure to the GMWB embedded derivative for the lives of the host variable annuity contracts. The notional amount of the
  reinsurance contracts is the GRB amount.                           25,433     14,961       (129)       (115)

                                                                      Notional Amount          Fair Value
                                                                   --------------------------------------------
HEDGING STRATEGY                                                     2004        2003        2004       2003
                                                                   --------------------------------------------
Statutory Reserve hedging instruments
  The Company purchased one and two year S&P 500 put option
  contracts to economically hedge the statutory reserve impact of equity exposure arising primarily from GMDB obligations against
  a decline in the equity markets.                                  $ 1,921    $    --      $  32      $   --
                                                                   --------------------------------------------

                                                            TOTAL   $64,734    $36,500      $(403)     $  (63)
                                                                   --------------------------------------------

The increase in notional amount since December 31, 2003 is primarily due to an increase in embedded derivatives associated with GMWB product sales, and, to a lesser extent, derivatives transferred to the general account as a result of the adoption of SOP 03-1 and new hedging strategies. The decrease in the net fair value of derivative instruments since December 31, 2003 was primarily due to the changes in foreign currency exchange rates, the rise in short-term interest rates during 2004 and derivatives transferred to the general account pursuant to the adoption of SOP 03-1.

Due to the adoption of SOP 03-1, derivatives previously included in separate accounts were reclassified into various other balance sheet classifications. On January 1, 2004, the notional amount and net fair value of derivative instruments reclassified totaled $2.9 billion and $(71), respectively.

For the year ended December 31, 2004, gross gains and losses representing the total ineffectiveness of all fair-value and net investment hedges were immaterial. For the year ended December 31, 2004, the Company's net gain and loss representing hedge ineffectiveness on cash flow hedges was $(12), after-tax. For the years ended December 31, 2003 and 2002, the Company's gross gains and losses representing the total ineffectiveness of all cash-flow, fair-value and net investment hedges were immaterial.

The total change in value for other derivative-based strategies which do not qualify for hedge accounting treatment, including periodic net coupon settlements, are reported as net realized capital gains and losses in the consolidated statements of income. For the years ended December 31, 2004, 2003 and 2002, the Company recognized an after-tax net (loss) gain of $(8), $(3) and $1 respectively, for derivative-based strategies, which do not qualify for hedge accounting treatment.

As of December 31, 2004 and 2003, the after-tax deferred net gains on derivative instruments accumulated in AOCI that are expected to be reclassified to earnings during the next twelve months are $6. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to interest income over the term of the investment cash flows. The Company does not hedge any exposure to the variability of future cash flows other than interest payments on variable-rate debt. For the years ended December 31, 2004, 2003 and 2002, the net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges were immaterial.

Hartford Life began issuing a yen denominated individual fixed annuity product from a related party, Hartford Life Insurance KK, a wholly owned Japanese subsidiary of Hartford Life and Accident Insurance Company, in the fourth quarter of 2004. The yen denominated fixed annuity product is recorded in the consolidated balance sheets in other policyholder funds and benefits payable in U.S. dollars based upon the December 31, 2004 yen to dollar spot rate. To mitigate the yen exposure associated with the product, during the fourth quarter of 2004, the Company entered into pay fixed U.S. dollar receive fixed yen, zero coupon currency swaps (dollar to yen derivatives). As of December 31, 2004 the dollar to yen derivatives had a notional and fair value of $408 and $9, respectively. Changes in fair value of the dollar to yen derivatives totaled $9 for the year ended December 31, 2004. Although economically an effective hedge, a divergence between the yen denominated fixed annuity product liability and the dollar to yen derivatives exists primarily due to the difference in the basis of accounting between the liability and the derivative instruments (i.e. historical cost versus fair value). The yen denominated fixed annuity product liabilities are recorded on a historical cost basis and are only adjusted for changes in foreign spot rates and accrued income. The dollar to yen derivatives are recorded at fair value incorporating changes in value due to changes in forward foreign exchange rates, interest rates and accrued income.

SECURITIES LENDING AND COLLATERAL ARRANGEMENTS

The Company participates in a securities lending program to generate additional income, whereby certain domestic fixed income securities are loaned for a short period of time from the Company's portfolio to qualifying third parties, via a lending agent. Borrowers of these securities provide collateral of 102% of the market value of the loaned securities. Acceptable collateral may be in the form of cash or U.S. Government securities. The market value of the loaned securities is monitored and additional collateral is obtained if the market value of the collateral falls below 100% of the market value of the loaned securities. Under the terms of the securities lending program, the lending agent indemnifies the Company against borrower defaults. As of December 31, 2004 and

2003, the fair value of the loaned securities was approximately $1.0 billion and $780, respectively, and was included in fixed maturities in the consolidated balance sheets. The Company retains a portion of the income earned from the cash collateral or receives a fee from the borrower. The Company recorded before-tax income from securities lending transactions, net of lending fees, of $1.3 and $0.5 for the years ended December 31, 2004 and 2003, respectively, which was included in net investment income.

The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2004 and 2003, collateral pledged of $276 and $209, respectively, was included in fixed maturities in the consolidated balance sheets.

The classification and carrying amount of the loaned securities associated with the lending program and the collateral pledged at December 31, 2004 and 2003 were as follows:

                                       2004       2003
                                      ----------------
LOANED SECURITIES AND
 COLLATERAL PLEDGED
ABS                                   $   24      $ 41
CMBS                                     158       143
Corporate                                681       381
Government/Government
 Agencies
Foreign                                   16        11
United States                            404       413
                                      ----------------
                        TOTAL         $1,283      $989
                                      ----------------

As of December 31, 2004 and 2003, the Company had accepted collateral relating to the securities lending program and collateral arrangements consisting of cash, U.S. Government, and U.S. Government agency securities with a fair value of $1 billion and $996, respectively. At December 31, 2004 and 2003, cash collateral of $1 billion and $869, respectively, was invested and recorded in the consolidated balance sheets in fixed maturities with a corresponding amount recorded in other liabilities. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty and none of the collateral has been sold or repledged at December 31, 2004 and 2003. As of December 31, 2004 and 2003, all collateral accepted was held in separate custodial accounts.
NOTE 5. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107 "Disclosure about Fair Value of Financial Instruments", requires disclosure of fair value information of financial instruments. For certain financial instruments where quoted market prices are not available, other independent valuation techniques and assumptions are used. Because considerable judgment is used, these estimates are not necessarily indicative of amounts that could be realized in a current market exchange. SFAS No. 107 excludes certain financial instruments from disclosure, including insurance contracts other than financial guarantees and investment contracts. Hartford Life Insurance Company uses the following methods and assumptions in estimating the fair value of each class of financial instrument.

Fair value for fixed maturities and marketable equity securities approximates those quotations published by applicable stock exchanges or received from other reliable sources.

For policy loans, carrying amounts approximate fair value.

Fair value of other investments, which primarily consist of partnership investments, is based on external market valuations from partnership management. Other investments also include mortgage loans, whereby the carrying value approximates fair value.

Derivative instruments are reported at fair value based upon internally established valuations that are consistent with external valuation models, quotations furnished by dealers in such instrument or market quotations. Other policyholder funds and benefits payable fair value information is determined by estimating future cash flows, discounted at the current market rate.

The carrying amount and fair values of Hartford Life Insurance Company's financial instruments as of December 31, 2004 and 2003 were as follows:

                                                                2004                           2003
                                                    -----------------------------------------------------------
                                                       Carrying          Fair         Carrying          Fair
                                                        Amount          Value          Amount          Value
                                                    -----------------------------------------------------------
ASSETS
  Fixed maturities                                      $42,691        $42,691         $30,085        $30,085
  Equity securities                                         180            180              85             85
  Policy loans                                            2,617          2,617           2,470          2,470
  Other investments                                       1,083          1,083             639            639
LIABILITIES
  Other policyholder funds [1]                          $ 9,244        $ 9,075         $ 7,654        $ 7,888
                                                    -----------------------------------------------------------

[1] Excludes universal life type insurance contracts, including corporate owned life insurance.

NOTE 6. REINSURANCE

Hartford Life Insurance Company cedes insurance to other insurers in order to limit its maximum losses and to diversify its exposures. Such transfers do not relieve Hartford Life Insurance Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to Hartford Life Insurance Company. The Company also assumes reinsurance from other insurers and is a member of and participates in several reinsurance pools and associations. Hartford Life Insurance Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. As of December 31, 2004, Hartford Life Insurance Company had no reinsurance recoverables and related concentrations of credit risk greater than 10% of the Company's stockholder's equity.

In accordance with normal industry practice, Hartford Life Insurance Company is involved in both the cession and assumption of insurance with other insurance and reinsurance companies. As of December 31, 2004, the largest amount of life insurance retained on any one life by any one of the life operations was approximately $2.9. In addition, the Company reinsures the majority of the minimum death benefit guarantees as well as the guaranteed withdrawal benefits offered in connection with its variable annuity contracts. Substantially all contracts written since July 2003 with the GMWB are covered by a reinsurance arrangement with a related party.

Insurance fees, earned premiums and other were comprised of the following:

                                                                         For the years ended
                                                                             December 31,
                                                                   --------------------------------
                                                                    2004         2003         2002
                                                                   --------------------------------
Gross fee income, earned premiums and other                        $3,834       $3,780       $3,324
Reinsurance assumed                                                    49           43           45
Reinsurance ceded                                                    (807)        (720)        (716)
                                                                   --------------------------------
NET FEE INCOME, EARNED PREMIUMS AND OTHER                          $3,076       $3,103       $2,653
                                                                   --------------------------------

Hartford Life Insurance Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements. Yearly renewable term and coinsurance arrangements result in passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liabilities for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies.

Hartford Life Insurance Company also purchases reinsurance covering the death benefit guarantees on a portion of its variable annuity business. On March 16, 2003, a final decision and award was issued in the previously disclosed arbitration between subsidiaries of the Company and one of their primary reinsurers relating to policies with death benefits written from 1994 to 1999.

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance contracts, which reduce death and other benefits were $426, $550, and $670 for the years ended December 31, 2004, 2003 and 2002, respectively. Hartford Life Insurance Company also assumes reinsurance from other insurers.

Hartford Life Insurance Company records a receivable for reinsured benefits paid and the portion of insurance liabilities that are reinsured, net of a valuation allowance, if necessary. The amounts recoverable from reinsurers are estimated based on assumptions that are consistent with those used in establishing the reserves related to the underlying reinsured contracts. Management believes the recoverables are appropriately established; however, in the event that future circumstances and information require Hartford Life Insurance Company to change its estimates of needed loss reserves, the amount of reinsurance recoverables may also require adjustments.

Hartford Life Insurance Company maintains certain reinsurance agreements with HLA, whereby the Company cedes both group life and group accident and health risk. Under these treaties, the Company ceded group life premium of $133, $78, and $96 in 2004, 2003 and 2002, respectively, and accident and health premium of $230, $305, and $373, respectively, to HLA.

REINSURANCE RECAPTURE

On June 30, 2003, the Company recaptured a block of business previously reinsured with an unaffiliated reinsurer. Under this treaty, the Company reinsured a portion of the GMDB feature associated with certain of its annuity contracts. As consideration for recapturing the business and final settlement under the treaty, the Company has received assets valued at approximately $32 and one million warrants exercisable for the unaffiliated company's stock. This amount represents to the Company an advance collection of its future recoveries under the reinsurance agreement and will be recognized as future losses are incurred. Prospectively, as a result of the recapture, the Company will be responsible for all of the remaining and ongoing risks associated with the GMDB's related to this block of business. The recapture increased the net amount at risk retained by the Company, which is included in the net amount at risk discussed in Note 9. On January 1, 2004, upon adoption of the SOP, the $32 was included in the Company's GMDB reserve calculation as part of the net reserve benefit ratio and as a claim recovery to date.

NOTE 7. DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

Changes in deferred policy acquisition costs and present value of future profits is as follows:

                                                                    2004         2003         2002
                                                                   --------------------------------
BALANCE, JANUARY 1                                                 $6,088       $5,479       $5,338
Capitalization                                                      1,375        1,319          987
Amortization -- Deferred Policy Acquisitions costs                   (774)        (620)        (491)
Amortization -- Present Value of Future Profits                       (40)         (39)         (39)
Amortization -- Realized Capital Gains/(Losses)                       (12)          14            8
Adjustments to unrealized gains and losses on securities
 available-for-sale and other                                         (79)         (65)        (324)
Cumulative effect of accounting changes (SOP 03-1)                   (105)          --           --
                                                                   --------------------------------
BALANCE, DECEMBER 31                                               $6,453       $6,088       $5,479
                                                                   --------------------------------

The following table shows the carrying amount and accumulated net amortization of the present value of future profits for the years ended December 31, 2004 and 2003.

                                                          2004                             2003
                                             ---------------------------------------------------------------
                                                               Accumulated                      Accumulated
                                                Carrying           Net           Carrying           Net
                                                 Amount        Amortization       Amount        Amortization
                                             ---------------------------------------------------------------
Present value of future profits                   $608             $155            $605             $115
                                             ---------------------------------------------------------------

Net amortization expense for the years ended December 31, 2004, 2003 and 2002 was $40, $39 and $39, respectively.

Estimated future net amortization expense for the succeeding five years is as follows.

For the year ended December 31,
----------------------------------------------
2005                                  $     39
2006                                  $     35
2007                                  $     31
2008                                  $     28
2009                                  $     26
----------------------------------------------

NOTE 8. GOODWILL AND OTHER INTANGIBLE ASSETS

Effective January 1, 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets", and accordingly ceased all amortization of goodwill. As of December 31, 2004 and December 31, 2003, the carrying amount of goodwill for the Company's Retail Products segment was $119 and the Company's Individual Life segment was $67.

The Company's tests of its goodwill for other-than-temporary impairment in accordance with SFAS No. 142 resulted in no write-downs for the years ended December 31, 2004 and 2003.

For a discussion of the Company's acquired intangible assets that continue to be subject to amortization and aggregate amortization expense, see Note 7. Except for goodwill, the Company has no material intangible assets with indefinite useful lives.

NOTE 9. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

The Hartford records the variable portion of individual variable annuities, 401(k), institutional, governmental, private placement life and variable life insurance products within separate account assets and liabilities, which are reported at fair value. Separate account assets are segregated from other investments. Investment income and gains and losses from those separate account assets, which accrue directly to, and whereby investment risk is borne by, the policyholder, are offset by the related liability changes within the same line item in the statement of income. The fees earned for administrative and contract holder maintenance services performed for these separate accounts are included in fee income. During 2004, there were no gains or losses on transfers of assets from the general account to the separate account. The Company had recorded certain market value adjusted ("MVA") fixed annuity products and modified guarantee life insurance (primarily the Company's Compound Rate Contract ("CRC") and associated assets) as separate account assets and liabilities through December 31, 2003. Notwithstanding the market value adjustment feature in this product, all of the investment performance of the separate account assets is not being passed to the contract holder. Therefore, it does not meet the conditions for separate account reporting under SOP 03-1. Separate account assets and liabilities related to CRC of $11.7 billion were reclassified to, and revalued in, the general account upon adoption of SOP 03-1 on January 1, 2004.

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal and income benefits. Guaranteed minimum death benefits are offered in various forms as described in the footnotes to the table below. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Upon adoption of SOP 03-1, the Company recorded a liability for GMDB sold with variable annuity products of $217 and a related GMDB reinsurance recoverable asset of $108. As of December 31, 2004, the liability from GMDB sold with annuity products was $174. The reinsurance recoverable asset, related to GMDB was $64 as of December 31, 2004. During 2004, the Company incurred guaranteed death benefits of $123, and paid guaranteed death benefits of $166. Guaranteed minimum death benefits paid during 2003 were $289. Guaranteed minimum death benefits paid during 2002 were $264.

The net GMDB liability is established by estimating the expected value of net reinsurance costs and death benefits in excess of the projected account balance. The excess death benefits and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments. The GMDB liability is recorded in Future Policy Benefits on the Company's balance sheet. Changes in the GMDB liability are recorded in Benefits, Claims and Claims Adjustment Expenses on the Company's statement of income. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The determination of the GMDB liabilities and related GMDB reinsurance recoverable is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following assumptions were used to determine the GMDB liability as of December 31, 2004:

    - 250 stochastically generated investment performance scenarios

    - Returns, representing the Company's long-term assumptions, varied by asset class with a low of 3% for cash, a high of 11% for aggressive equities, and a weighted average of 9%

    - Volatilities also varied by asset class with a low of 1% for cash, a high of 15% for aggressive equities, and a weighted average of 12%

    - 80% of the 1983 GAM mortality table was used for mortality assumptions

    - Lapse rates by calendar year vary from a low of 8% to a high of 14%, with an average of 12%

    - Discount rate of 7.5%

The following table provides details concerning GMDB exposure:

                        BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE
                                                                            Retained    Weighted Average
                                                   Account    Net Amount   Net Amount     Attained Age
Maximum anniversary value (MAV) [1]                 Value      at Risk      at Risk       of Annuitant
                                                   -----------------------------------------------------
MAV only                                           $ 61,675     $6,568       $  683            63
With 5% rollup [2]                                    4,204        575          104            62
With Earnings Protection Benefit Rider (EPB) [3]      4,849        228           67            59
With 5% rollup & EPB                                  1,499        124           21            61
Total MAV                                            72,227      7,495          875            63
Asset Protection Benefit (APB) [4]                   17,173          5            4            61
Ratchet [5] (5 years)                                    40          2           --            65
Reset [6] (5-7 years)                                 8,262        640          640            60
Return of Premium [7]/Other                           8,548         18           18            60
Total                                              $106,250     $8,160       $1,537            63
                                                   -----------------------------------------------------

[1] MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2] Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

[3] EPB: The death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract's growth. The contract's growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4] APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5] Ratchet: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any specified anniversary before age 85 (adjusted for withdrawals).

[6] Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7] Return of premium: the death benefit is the greater of current account value and net premiums paid.

The Company offers certain variable annuity products with a GMWB rider. The GMWB provides the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. However, annual withdrawals that exceed a specified percentage of the premiums paid may reduce the GRB by an amount greater than the withdrawals and may also impact the guaranteed annual withdrawal amount that subsequently applies after the excess annual withdrawals occur. In certain contracts, the policyholder also has the option, after a specified time period, to reset the GRB to the then-current account value, if greater. The GMWB represents an embedded derivative liability in the variable annuity contract that is required to be reported separately from the host variable annuity contract. It is carried at fair value and reported in other policyholder funds. The fair value of the GMWB obligations are calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other best estimate assumptions are used. Estimating cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates.

As of December 31, 2004 and December 31, 2003, the embedded derivative asset recorded for GMWB, before reinsurance, was $129 and $115, respectively. During 2004 and 2003, the change in value of the GMWB, reported in realized gains was $33 and $165 was incurred, respectively. There were no payments made for the GMWB during 2004, 2003 or 2002.

Account balances of contracts with guarantees were invested in variable separate accounts as follows:

                                       As of
                                    December 31,
Asset type                              2004
--------------------------------------------------
Equity securities (including
 mutual funds)                        $88,782
Cash and cash equivalents               7,379
                                  ----------------
                           TOTAL      $96,161
--------------------------------------------------

As of December 31, 2004, approximately 16% of the equity securities above were invested in fixed income securities and approximately 84% were in equity securities.

The Individual Life segment sells universal life-type contracts with and without certain secondary guarantees, such as a guarantee that the policy will not lapse, even if the account value is reduced to zero, as long as the policyholder makes scheduled premium payments. The cumulative effect on net income upon recording additional liabilities for universal life-type contracts and the related secondary guarantees, in accordance with SOP 03-1, was not material. As of December 31, 2004, the liability for secondary guarantees as well as the amounts incurred and paid during the year was immaterial.

NOTE 10. SALES INDUCEMENTS

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual and group annuity products. Through December 31, 2003, the expense associated with offering certain of these bonuses was deferred and amortized over the contingent deferred sales charge period. Others were expensed as incurred. Effective January 1, 2004, upon the Company's adoption of SOP 03-1, the expense associated with offering a bonus is deferred and amortized over the life of the related contract in a pattern consistent with the amortization of deferred policy acquisition costs. Also, effective January 1, 2004, amortization expense associated with expenses previously deferred is recorded over the remaining life of the contract rather than over the contingent deferred sales charge period.

Changes in deferred sales inducement activity were as follows for the year ended December 31, 2004:

Balance, beginning of period                $    198
Sales inducements deferred                       141
Amortization charged to income                   (30)
                                            --------
BALANCE AT DECEMBER 31                      $    309
----------------------------------------------------

NOTE 11. COMMITMENTS AND CONTINGENT LIABILITIES

LITIGATION

The Hartford Financial Services Group, Inc. and its consolidated subsidiaries ("The Hartford") is involved in various legal actions arising in the ordinary course of business, some of which assert claims for substantial amounts. These actions include, among others, putative state and federal class actions seeking certification of a state or national class. Such putative class actions have alleged, for example, improper sales practices in connection with the sale of life insurance and other investment products; and improper fee arrangements in connection with mutual funds. The Hartford also is involved in individual actions in which punitive damages are sought, such as claims alleging bad faith in the handling of insurance claims. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

BROKER COMPENSATION LITIGATION -- On October 14, 2004, the New York Attorney General's Office filed a civil complaint (the "NYAG Complaint") against Marsh Inc. and Marsh & McLennan Companies, Inc. (collectively, "Marsh") alleging, among other things, that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them. The Hartford is not joined as a defendant in the action. Since the filing of the NYAG Complaint, several private actions have been filed against The Hartford asserting claims arising from the allegations of the NYAG Complaint.

Two securities class actions have been filed in the United States District Court for the District of Connecticut alleging claims against The Hartford and five of its executive officers under Section 10(b) of the Securities Exchange Act and SEC Rule 10b-5. The complaints allege on behalf of a putative class of shareholders that The Hartford and the five named individual defendants, as control persons of The Hartford, "disseminated false and misleading financial statements" by concealing that "[The Hartford] was paying illegal and concealed "contingent commissions" pursuant to illegal 'contingent commission agreements." The class period alleged is November 5, 2003 through October 13, 2004, the day before the NYAG Complaint was filed. The complaints seek damages and attorneys' fees. The Hartford and the individual defendants dispute the allegations and intend to defend these actions vigorously.

In addition, three putative class actions have been filed in the same court on behalf of participants in The Hartford's 401(k) plan against The Hartford, Hartford Fire Insurance Company, The Hartford's Pension Fund Trust and Investment Committee, The Hartford's Pension Administration Committee, The Hartford's Chief Financial Officer, and John/Jane Does 1-15. The suits assert claims under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), alleging that The Hartford and the other named defendants breached their fiduciary duties to plan participants by, among other things, failing to inform them of the risk associated with investment in The Hartford's stock as a result of the activity alleged in the NYAG Complaint. The class period alleged is November 5, 2003 through the present. The complaints seek restitution of losses to the plan, declaratory and injunctive relief, and attorneys' fees. All defendants dispute the allegations and intend to defend these actions vigorously.

Two corporate derivative actions also have been filed in the same court. The complaints, brought in each case by a shareholder on behalf of The Hartford against its directors and an executive officer, allege that the defendants knew adverse non-public information about the activities alleged in the NYAG Complaint and concealed and misappropriated that information to make profitable stock trades, thereby breaching their fiduciary duties, abusing their control, committing gross mismanagement, wasting corporate assets, and unjustly enriching themselves. The complaints seek damages, injunctive relief, disgorgement, and attorneys' fees. All defendants dispute the allegations and intend to defend these actions vigorously.

Seven putative class actions also have been filed by alleged policyholders in federal district courts, one in the Southern District of New York, two in the Eastern District of Pennsylvania, three in the Northern District of Illinois, and one in the Northern District of California, against several brokers and insurers, including The Hartford. These actions assert, on behalf of a class of persons who purchased insurance through the broker defendants, claims under the Sherman Act and state law, and in some cases the Racketeer Influenced and Corrupt Organizations Act ("RICO"), arising from the conduct alleged in the NYAG Complaint. The class period alleged is 1994 through the date of class certification, which has not yet occurred. The complaints seek treble damages, injunctive and declaratory relief, and attorneys' fees. Putative class actions also have been filed in the Circuit Court for Cook County, Illinois, Chancery Division and in the Circuit Court for Seminole County, Florida, Civil Division, on behalf of a class of all persons who purchased insurance from a class of defendant insurers. These state court actions assert unjust enrichment claims and violations of state unfair trade practices acts arising from the conduct alleged in the NYAG Complaint and seek remedies including restitution of premiums, and, in the Cook County action, imposition of a constructive trust, and declaratory and injunctive relief. The class period alleged is 1994 through the present. The Hartford has removed the Cook County action to the United States District Court for the Northern District of Illinois. Pursuant to an order of the Judicial Panel on Multidistrict Litigation, it is likely that most or all of these actions will be transferred to the United States District Court for the District of New Jersey. The Hartford disputes the allegations in all of these actions and intends to defend the actions vigorously.

Additional complaints may be filed against The Hartford in various courts alleging claims under federal or state law arising from the conduct alleged in the NYAG Complaint. The Hartford's ultimate liability, if any, in the pending and possible future suits is highly uncertain and subject to contingencies that are not yet known, such as how many suits will be filed, in which courts they will be lodged, what claims they will assert, what the outcome of investigations by the New York Attorney General's Office and other regulatory agencies will be, the success of defenses that The Hartford may assert, and the amount of recoverable damages if liability is established. In the opinion of management, it is possible that an adverse outcome in one or more of these suits could have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

BANCORP SERVICES, LLC -- In the third quarter of 2003, Hartford Life Insurance Company and its affiliate International Corporate Marketing Group, LLC settled their intellectual property dispute with Bancorp Services, LLC ("Bancorp"). The dispute concerned, among other things, Bancorp's claims for alleged patent infringement, breach of a confidentiality agreement, and misappropriation of trade secrets related to certain stable value corporate-owned life insurance products. The settlement provided that The Hartford would pay a minimum of $70 and a maximum of $80, depending on the outcome of the patent appeal, to resolve all disputes between the parties. The settlement resulted in the recording of a $9 after-tax benefit, in the third quarter of 2003, reflecting the Company's portion of the settlement. On March 1, 2004, the Federal Circuit Court of Appeals decided the patent appeal adversely to The Hartford, and on March 22, 2004, The Hartford paid Bancorp an additional $10 in full and final satisfaction of its obligations under the settlement. Because the charge taken in the third quarter of 2003 reflected the maximum amount payable under the settlement, the amount paid in the first quarter of 2004 had no effect on the Company's results of operations.

REINSURANCE ARBITRATION -- On March 16, 2003, a final decision and award was issued in the previously disclosed reinsurance arbitration between subsidiaries of The Hartford and one of their primary reinsurers relating to policies with guaranteed death benefits written from 1994 to 1999. The arbitration involved alleged breaches under the reinsurance treaties. Under the terms of the final decision and award, the reinsurer's reinsurance obligations to The Hartford's subsidiaries were unchanged and not limited or reduced in any manner. The award was confirmed by the Connecticut Superior Court on May 5, 2003.

REGULATORY DEVELOPMENTS

In June 2004, The Hartford received a subpoena from the New York Attorney General's Office in connection with its inquiry into compensation arrangements between brokers and carriers. In mid-September 2004 and subsequently, The Hartford has received additional subpoenas from the New York Attorney General's Office, which relate more specifically to possible anti-competitive activity among brokers and insurers. Since the beginning of October 2004, The Hartford has received subpoenas or other information requests from Attorneys General and regulatory agencies in more than a dozen jurisdictions regarding broker compensation and possible anti-competitive activity. The Hartford may receive additional subpoenas and other information requests from Attorneys General or other regulatory agencies regarding similar issues. The Hartford also has received a subpoena from the New York Attorney General's Office requesting information related to The Hartford's underwriting practices with respect to legal professional liability insurance. In addition, The Hartford has received a request for information from the New York Attorney General's Office concerning The Hartford's compensation arrangements in connection with the administration of workers compensation plans. The Hartford intends to continue cooperating fully with these investigations, and is conducting an internal review, with the assistance of outside counsel, regarding the issues under investigation.

On October 14, 2004, the New York Attorney General's Office filed a civil complaint against Marsh & McLennan Companies, Inc., and Marsh, Inc. (collectively, "Marsh"). The complaint alleges, among other things, that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them. The Hartford is not joined as a defendant in the action. Although no regulatory action has been initiated against The Hartford in connection with the allegations described in the civil complaint, it is possible that the New York Attorney General's Office or one or more other regulatory agencies may pursue action against The Hartford or one or more of its employees in the future. The potential timing of any such action is difficult to predict. If such an action is brought, it could have a material adverse effect on the Company.

On October 29, 2004, the New York Attorney General's Office informed The Hartford that the Attorney General is conducting an investigation with respect to the timing of the previously disclosed sale by Thomas Marra, a director and executive officer of The Hartford, of 217,074 shares of The Hartford's common stock on September 21, 2004. The sale occurred shortly after the issuance of two additional subpoenas dated September 17, 2004 by the New York Attorney General's Office. The Hartford has engaged outside counsel to review the circumstances related to the transaction and is fully cooperating with the New York Attorney General's Office. On the basis of the review, The Hartford has determined that Mr. Marra complied with The Hartford's applicable internal trading procedures and has found no indication that Mr. Marra was aware of the additional subpoenas at the time of the sale.

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues.

The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The Hartford's mutual funds are available for purchase by the separate accounts of different variable universal life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between subaccounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity products, The Hartford's ability to restrict transfers by these owners is limited. In February 2005, the Company agreed in principle with the Boards of Directors of the mutual funds to indemnify the mutual funds for any material harm caused to the funds from frequent trading by these owners. The specific terms of the indemnification have not been determined. The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford also has received a subpoena from the New York Attorney General's Office requesting information related to The Hartford's group annuity products. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office and other regulatory agencies.

A number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office, which have included a range of monetary penalties and restitution. While no such action has been initiated against The Hartford, the SEC, and the New York Attorney General's Office are likely to take some action at the conclusion of the on-going investigations related to market timing and directed brokerage. The potential timing of any such action is difficult to predict, and The Hartford's ultimate liability, if any, from any such action is not reasonably estimable at this time. If such an action is brought, it could have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

LEASES

The rent paid to Hartford Fire for operating leases entered into by the Company was $36, 31, and $31 for the years ended December 31, 2004, 2003 and 2002, respectively. Included in Hartford Fire's operating leases are the principal executive offices of Hartford Life Insurance Company, together with its parent, which are located in Simsbury, Connecticut. Rental expense is recognized on a level basis for the facility located in Simsbury, Connecticut, which expires on December 31, 2009, and amounted to approximately $15, $12 and $10 for the years ended December 31, 2004, 2003 and 2002, respectively.

Future minimum rental commitments on all operating leases are as follows:

2005                                      $    30
2006                                           27
2007                                           24
2008                                           21
2009                                           18
-------------------------------------------------
Thereafter                                     19
-------------------------------------------------
TOTAL                                     $   139
-------------------------------------------------

TAX MATTERS

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). During the third quarter of 2004, the IRS completed its examination of the 1998-2001 tax years, and the IRS and the Company agreed upon all adjustments. As a result, during the third quarter of 2004 the Company booked a $191 tax benefit to reflect the impact of the audit settlement on tax years covered by the examination as well as other tax years prior to 2004. The benefit relates primarily to the separate account DRD and interest. During the fourth quarter of 2004, the IRS issued a Revenue Agent's Report, reflecting the adjustments computed and agreed upon in the prior quarter with respect to the Company's federal taxes for the years under examination. No additional tax adjustments were recorded, as the results reflected in the Report were included in the tax benefit recorded in the third quarter. The IRS is expected to begin its audit of the 2002-2004 tax years sometime in 2005. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from future tax examinations and other tax-related matters for all open tax years.

UNFUNDED COMMITMENTS

At December 31, 2004, Hartford Life Insurance Company has outstanding commitments totaling $389, of which $196 is committed to fund limited partnership investments. These capital commitments can be called by the partnership during the commitment period (on average 2 to 5 years) to fund working capital needs or purchase new investments. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so. The remaining $193 of outstanding commitments are primarily related to various funding obligations associated with investments in mortgage and construction loans. These have a commitment period of one month to 3 years.

GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the fund are assessed to pay certain claims of the insolvent insurer. A particular state's fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer is engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state. There were no guaranty fund assessment payments or refunds in 2004 and 2003. There were guaranty fund assessment refunds of $2 in 2002.

NOTE 12. INCOME TAX

Hartford Life Insurance Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, generally will be determined as though the Company were filing a separate Federal income tax return with current credit for net losses to the extent the losses provide a benefit in the consolidated return.

The Company is included in The Hartford's consolidated Federal income tax return. The Company's effective tax rate was 3%, 21%, and 1% in 2004, 2003 and 2002, respectively.

Income tax expense (benefit) is as follows:

                             For the years ended December 31,
                            -----------------------------------
                             2004          2003          2002
                            -----------------------------------
Current                     $   (34)      $    13       $     4
Deferred                         63           155            (2)
                            -----------------------------------
   INCOME TAX EXPENSE       $    29       $   168       $     2
                            -----------------------------------

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

                             For the years ended December 31,
                            -----------------------------------
                             2004          2003          2002
                            -----------------------------------
Tax provision at the
 U.S.federal
 statutory rate             $   354       $   278       $   150
Dividends received
 deduction                     (132)          (87)          (63)
IRS audit settlement
 (See Note 11)                 (191)           --           (76)
Tax adjustment                   (2)          (21)           --
Foreign related
 investments                     (2)           (4)           (6)
Other                             2             2            (3)
                            -----------------------------------
                TOTAL       $    29       $   168       $     2
                            -----------------------------------

Deferred tax assets (liabilities) include the following as of December 31:

                                    2004      2003
                                   -----------------
DEFERRED TAX ASSETS
Tax basis deferred policy
 acquisition costs                 $  607    $  638
Employee benefits                      --         5
Net operating loss carryforward        --        17
Minimum tax credits                   126        80
Foreign tax credit carryovers           6        27
Other                                  36        --
                                   -----------------
        TOTAL DEFERRED TAX ASSETS     775       767
DEFERRED TAX LIABILITIES
Financial statement deferred
 policy acquisition costs and
 reserves                            (677)     (713)
Net unrealized gains on
 securities                          (669)     (535)
Employee benefits                     (16)       --
Investment related items and
 other                                (51)       (5)
                                   -----------------
TOTAL DEFERRED TAX LIABILITIES     (1,413)   (1,253)
                                   -----------------
TOTAL DEFERRED TAX
 ASSET/(LIABILITY)                 $ (638)   $ (486)
                                   -----------------

Hartford Life Insurance Company had a current tax receivable of $121 and $141 as of December 31, 2004 and 2003, respectively.
In management's judgment, the gross deferred tax asset will more likely than not be realized through reductions of future taxes. Accordingly, no valuation allowance has been recorded.

Prior to the Tax Reform Act of 1984, the Life Insurance Company Income Tax Act of 1959 permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in a "Policyholders' Surplus Account" and would be taxable only under conditions which management considered to be remote; therefore, no federal income taxes have been provided on the balance sheet in this account, which for tax return purposes was $104 as of December 31, 2004. The American Jobs Creation Act of 2004, which was enacted in October 2004, allows distributions to be made from the Policyholders' Surplus Account free of tax in 2005 and 2006. The Company anticipates that, based on currently available information, this change will permanently eliminate the potential tax of $37 on such a distribution.

NOTE 13. STATUTORY RESULTS

                                  For the years ended
                                      December 31,
                            --------------------------------
                             2004         2003         2002
                            --------------------------------
Statutory net income
 (loss)                     $  536       $  801       $ (305)
                            --------------------------------
Statutory capital and
 surplus                    $3,191       $3,115       $2,354
                            --------------------------------

A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. Under these laws, the insurance subsidiaries may only make their dividend payments out of unassigned surplus. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer's policyholder surplus as of December 31 of the preceding year or
(ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting policies. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer's earned surplus, it requires the prior approval of the Connecticut Insurance Commissioner. The insurance holding company laws of the other jurisdictions in which The Hartford's insurance subsidiaries are incorporated (or deemed commercially domiciled) generally contain similar (although in certain instances somewhat more restrictive) limitations on the payment of dividends. As of December 31, 2004, the maximum amount of statutory dividends which may be paid by the insurance subsidiaries of the Company in 2005, without prior approval, is $498.

The domestic insurance subsidiaries of Hartford Life Insurance Company prepare their statutory financial statements in accordance with accounting practices prescribed by the applicable insurance department. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules.

NOTE 14. PENSION PLANS, POSTRETIREMENT, HEALTH CARE AND LIFE INSURANCE BENEFIT AND SAVINGS PLANS

PENSION PLANS

The Company's employees are included in The Hartford's non-contributory defined benefit pension and postretirement health care and life insurance benefit plans. Defined benefit pension expense, postretirement health care and life insurance benefits expense allocated by The Hartford to Hartford Life Insurance Company, was $20, $19 and $10 in 2004, 2003 and 2002, respectively.

INVESTMENT AND SAVINGS PLAN

Substantially all the Company's U.S. employees are eligible to participate in The Hartford's Investment and Savings Plan. The cost to Hartford Life Insurance Company for this plan was approximately $8, $6 and $5 for the years ended December 31, 2004, 2003 and 2002, respectively.

NOTE 15. TRANSACTIONS WITH AFFILIATES

In connection with a comprehensive evaluation of various capital maintenance and allocation strategies by The Hartford, an intercompany asset sale transaction was completed in April 2003. The transaction resulted in certain of The Hartford's Property & Casualty subsidiaries selling ownership interests in certain high quality fixed maturity securities to the Company for cash equal to the fair value of the securities as of the effective date of the sale. For the Property and Casualty subsidiaries, the transaction monetized the embedded gain in certain securities on a tax deferred basis to The Hartford because no capital gains tax will be paid until the securities are sold to unaffiliated third parties. The transfer re-deployed to the Company desirable investments without incurring substantial transaction costs that would have been payable in a comparable open market transaction. The fair value of securities transferred was $1.7 billion.

Effective July 7, 2003, the Company and its subsidiary, Hartford Life and Annuity Insurance Company ("HLAI") entered into an indemnity reinsurance arrangement with Hartford Life and Accident Company ("HLA"). Through this arrangement, both the Company and HLAI will automatically cede 100% of the GMWB's incurred on variable annuity contracts issued between July 7, 2003 and December 31, 2004 that were otherwise not reinsured. The Company and HLAI, in total, ceded an immaterial amount of premiums to HLA. As of December 31, 2004, HLIC and HLAI, combined, have recorded a reinsurance recoverable from HLA of $(62).
During the third quarter of 2004, Hartford Life introduced fixed MVA annuity products to provide a diversified product portfolio to customers in Japan. The yen based MVA product is written by Hartford Life Insurance KK, a wholly owned Japanese subsidiary of HLA and subsequently reinsured to the Company. As of December 31, 2004, $522 of the account value had been assumed by the Company.

The Company has issued a guarantee to retirees and vested terminated employees (Retirees) of The Hartford Retirement Plan for U.S. Employees (the Plan) who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree's designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.

NOTE 16. QUARTERLY RESULTS FOR 2004 AND 2003 (UNAUDITED)

                                                                   Three Months Ended
                                         March 31,            June 30,         September 30,        December 31,
                                     ------------------------------------------------------------------------------
                                        2004      2003      2004      2003      2004      2003      2004      2003
                                     ------------------------------------------------------------------------------
Revenues                              $1,394    $1,018    $1,340    $1,186    $1,453    $1,449    $1,488    $1,215
Benefits, claims and expenses [1]      1,121       888     1,097       970     1,205     1,229     1,240       987
Net income [1],[2],[3]                   181       100       180       189       395       167       209       170
                                     ------------------------------------------------------------------------------

[1] Included in the quarter ended September 30, 2003 is an after-tax benefit of $9 related to the Bancorp litigation dispute.

[2] Included in the quarter ended June 30, 2003 is a $23 tax benefit primarily related to the favorable treatment of certain tax items arising during the 1996-2000 tax years.

[3] Included in the quarter ended September 30, 2004 is a $191 tax benefit which relates to agreement with IRS on the resolution of matters pertaining to tax years prior to 2004.

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (a) All financial statements are included in Part A and Part B of the Registration Statement.

     (b) (1) Resolution of the Board of Directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)

         (2)  Not applicable.

         (3)  (a) Principal Underwriter Agreement.(2)

         (3)  (b) Form of Dealer Agreement.(2)

         (4)  Form of Individual Flexible Premium Variable Annuity Contract.(3)

         (5)  Form of Application.(3)

         (6)  (a) Articles of Incorporation of Hartford.(4)

         (6)  (b) Bylaws of Hartford.(5)

         (7)  Form of Reinsurance Agreement.(6)

         (8)  Form of Fund Participation Agreement.(7)

         (9) Opinion and Consent of Christopher M. Grinnell, Counsel and Assistant Vice President.

         (10) Consent of Deloitte & Touche LLP.

         (11) No financial statements are omitted.

         (12) Not applicable.

         (99) Copy of Power of Attorney.

--------

(1) Incorporated by reference to Post-Effective Amendment No. 2, to the Registration Statement File No. 33-80738, dated May 1, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement File No. 33-73570, dated April 29, 1996.

(3) Incorporated by reference to Pre-Effective Amendment No. 1, to the Registration Statement File No. 333-101950, dated April 7, 2003.

(4) Incorporated by reference to Post-Effective Amendment No. 6, to the Registration Statement File No. 333- 66343, dated February 8, 2001.

(5) Incorporated by reference to Post-Effective Amendment No. 12, to the Registration Statement File No. 333- 69485, dated April 9, 2001.

(6) Incorporated by reference to Post-Effective Amendment No. 27, to the Registration Statement File No. 33- 73570, filed April 12, 1999.

(7) Incorporated by reference to Post-Effective Amendment No. 1, to the Registration Statement File No. 333- 39612, dated September 6, 2000.

Item 25.     Directors and Officers of the Depositor

-------------------------------------------- -------------------------------------------------------------------------
NAME                                         POSITION WITH HARTFORD
-------------------------------------------- -------------------------------------------------------------------------
Daniel A. Andriola                           Vice President
-------------------------------------------- -------------------------------------------------------------------------
David G. Bedard                              Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
David A. Carlson                             Senior Vice President and Deputy Chief Financial Officer, Director*
-------------------------------------------- -------------------------------------------------------------------------
Richard G. Costello                          Vice President and Secretary
-------------------------------------------- -------------------------------------------------------------------------
Rochelle S. Cummings                         Vice President
-------------------------------------------- -------------------------------------------------------------------------
James Davey                                  Vice President
-------------------------------------------- -------------------------------------------------------------------------
Charles J. DiVencenzo, Jr.                   Vice President
-------------------------------------------- -------------------------------------------------------------------------
Joseph G. Eck                                Vice President
-------------------------------------------- -------------------------------------------------------------------------
Mary Jane B. Fortin                          Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Christopher M. Grinnell                      Assistant Vice President
-------------------------------------------- -------------------------------------------------------------------------
Susan M. Hess                                Assistant Vice President
-------------------------------------------- -------------------------------------------------------------------------
George R. Jay                                Assistant Vice President
-------------------------------------------- -------------------------------------------------------------------------
Stephen T. Joyce                             Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Michael L. Kalen                             Executive Vice President, Director*
-------------------------------------------- -------------------------------------------------------------------------
Thomas P. Kalmbach                           Assistant Vice President and Actuary
-------------------------------------------- -------------------------------------------------------------------------
Patrice Kelly-Ellis                          Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Deborah Koltenuk                             Vice President
-------------------------------------------- -------------------------------------------------------------------------
Joseph F. Mahoney                            Vice President
-------------------------------------------- -------------------------------------------------------------------------
Thomas M. Marra                              President, Chief Executive Officer and Chairman of the Board, Director*
-------------------------------------------- -------------------------------------------------------------------------
Kenneth A. McCullum                          Vice President and Actuary
-------------------------------------------- -------------------------------------------------------------------------
Ernest M. McNeill, Jr.                       Vice President and Chief Accounting Officer*
-------------------------------------------- -------------------------------------------------------------------------
Jonathan L. Mercier                          Assistant Vice President
-------------------------------------------- -------------------------------------------------------------------------
Peter J. Michalik                            Vice President
-------------------------------------------- -------------------------------------------------------------------------
John J. Mittelstadt                          Vice President
-------------------------------------------- -------------------------------------------------------------------------
Tom Nassiri                                  Vice President
-------------------------------------------- -------------------------------------------------------------------------
Craig R. Raymond                             Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Michael J. Roscoe                            Vice President and Actuary
-------------------------------------------- -------------------------------------------------------------------------
Scott R. Sanderson                           Vice President
-------------------------------------------- -------------------------------------------------------------------------
Jerry K. Scheinfeldt                         Assistant Vice President
-------------------------------------------- -------------------------------------------------------------------------
Wade A. Seward                               Vice President
-------------------------------------------- -------------------------------------------------------------------------
Martin A. Swanson                            Vice President
-------------------------------------------- -------------------------------------------------------------------------
James E. Trimble                             Senior Vice President and Chief Actuary
-------------------------------------------- -------------------------------------------------------------------------
Charles N. Vest                              Vice President and Actuary
-------------------------------------------- -------------------------------------------------------------------------
John C. Walters                              Executive Vice President, Director*
-------------------------------------------- -------------------------------------------------------------------------
Eric H. Wietsma                              Vice President
-------------------------------------------- -------------------------------------------------------------------------
Neal S. Wolin                                Executive Vice President and General Counsel
-------------------------------------------- -------------------------------------------------------------------------
Lizabeth H. Zlatkus                          Executive Vice President and Chief Financial Officer, Director*
-------------------------------------------- -------------------------------------------------------------------------
David M. Znamierowski                        Executive Vice President and Chief Investment Officer, Director*
-------------------------------------------- -------------------------------------------------------------------------

Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

*Denotes Board of Directors.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement File No. 333-119414, filed on March 31, 2005.

Item 27. Number of Contract Owners

         As of July 31, 2005, there were 4,873 Contract Owners.

Item 28. Indemnification

         Sections 33-770 to 33-779, inclusive, of the Connecticut General Statutes provide the standards under which a corporation may indemnify an individual for liability, including legal expenses, incurred because such individual is a party to a proceeding because the individual was a director, officer, employee, or agent of the corporation. Specifically, Section 33-771(a)(2) permits a corporation to indemnify a director if the corporation, pursuant to
         Section 33-636(b)(5), obligated itself under its certificate of incorporation to indemnify a director for liability except for certain liability involving conduct described in Section 33-636(b)(5). Section 33-776 permits a corporation to indemnify an officer, employee, or agent of the corporation to the same extent as a director as may be provided by the corporation's bylaws, certificate of incorporation, or resolution of the board of directors.

         Section 33-771(e) provides that a corporation incorporated prior to January 1, 1995, must, except to the extent that the certificate of incorporation provides otherwise, indemnify a director to the extent that indemnification is permissible under Sections 33-770 to 33-779, inclusive. Section 33-776(d) sets forth a similar provision with respect to officers, employees and agents of a corporation.

         1. Based on the statutes referenced above, the Depositor must indemnify a director if the director:

             A.  conducted himself in good faith;
             B. reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and
             C. in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful; or

         2. engaged in conduct for which broader indemnification had been made permissible or obligatory under a provision of the Depositor's certificate of incorporation.

         In addition, the Depositor must indemnify officers, employees and agents for liability if the individual:

             A.  conducted himself in good faith;
             B. reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and
             C. in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

         Section 33-777 permits a corporation to procure insurance on behalf of an individual who was a director or officer of the corporation. Consistent with the statute, the directors and officers of the Depositor and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

      (a) HSD acts as principal underwriter for the following investment companies:

          Hartford Life Insurance Company - Separate Account One
          Hartford Life Insurance Company - Separate Account Two
          Hartford Life Insurance Company - Separate Account Two (DC
          Variable Account I)
          Hartford Life Insurance Company - Separate Account Two (DC
          Variable Account II)
          Hartford Life Insurance Company - Separate Account Two (QP
          Variable Account)
          Hartford Life Insurance Company - Separate Account Two (Variable Account "A")
          Hartford Life Insurance Company - Separate Account Two (NQ
          Variable Account)
          Hartford Life Insurance Company - Separate Account Ten
          Hartford Life Insurance Company - Separate Account Three
          Hartford Life Insurance Company - Separate Account Five
          Hartford Life Insurance Company - Separate Account Seven
          Hartford Life Insurance Company - Separate Account Eleven
          Hartford Life Insurance Company - Separate Account Twelve
          Hartford Life and Annuity Insurance Company - Separate Account One Hartford Life and Annuity Insurance Company - Separate Account Ten Hartford Life and Annuity Insurance Company - Separate Account Three Hartford Life and Annuity Insurance Company - Separate Account Five Hartford Life and Annuity Insurance Company - Separate Account Six Hartford Life and Annuity Insurance Company - Separate Account Seven Hart Life Insurance Company - Separate Account One
          Hart Life Insurance Company - Separate Account Two
          American Maturity Life Insurance Company - Separate Account AMLVA American Maturity Life Insurance Company - Separate Account One Nutmeg Life Insurance Company - Separate Account One
          Servus Life Insurance Company - Separate Account One
          Servus Life Insurance Company - Separate Account Two

      (b) Directors and Officers of HSD

                                                  POSITIONS AND OFFICES
           NAME                                   WITH  UNDERWRITER
           ----                                   -----------------
          David A. Carlson                 Senior Vice President and Deputy Chief
                                           Financial Officer
          Richard G. Costello              Vice President and Secretary
          George R. Jay                    Chief Broker-Dealer Compliance Officer
          Stephen T. Joyce                 Vice President
          Thomas M. Marra                  President, Chief Executive Officer and
                                           Chairman of the Board, Director
          Martin A. Swanson                Vice President
          John C. Walters                  Executive Vice President, Director
          Neal S. Wolin                    Executive Vice President and
                                           General Counsel
          Lizabeth H. Zlatkus              Director

          Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT
          06115.

Item 30. Location of Accounts and Records

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Item 31. Management Services

         All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 32. Undertakings

         (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

         (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

         (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

         (d) Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 3rd day of October, 2005.

HARTFORD LIFE INSURANCE COMPANY -
SEPARATE ACCOUNT THREE (Registrant)

By: Thomas M. Marra                            *By: /s/ Christopher M. Grinnell
   --------------------------------------------        ------------------------
    Thomas M. Marra, President, Chief Executive         Christopher M. Grinnell
    Officer and Chairman of the Board*                  Attorney-in-Fact

HARTFORD LIFE INSURANCE COMPANY
      (Depositor)

By: Thomas M. Marra
   -------------------------------------------
    Thomas M. Marra, President, Chief Executive
    Officer and Chairman of the Board*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

David A. Carlson, Senior Vice President &
     Deputy Chief Financial Officer,
     Director*
Michael L. Kalen, Executive Vice President,
     Director*
Thomas M. Marra, President, Chief Executive
     Officer and Chairman of the Board,
     Director*                              *By: /s/ Christopher M. Grinnell
Ernest M. McNeill, Jr., Vice President           ---------------------------
     & Chief Accounting Officer*                 Christopher M. Grinnell
John C. Walters, Executive Vice President,       Attorney-in-Fact
     Director*
Lizabeth H. Zlatkus, Executive Vice
     President and Chief Financial Officer,
     Director*                                   Date: October 3, 2005
David M. Znamierowski, Executive Vice
     President & Chief Investment Officer,
     Director*

333-119417

                                  EXHIBIT INDEX

(9) Opinion and Consent of Christopher M. Grinnell, Counsel and Assistant Vice President.

(10) Consent of Deloitte & Touche LLP.

(99) Copy of Power of Attorney.